As filed with the U.S. Securities and Exchange Commission on March 27, 2009

Securities Act File No. 2-96408

Investment Company Act File No. 811-04254

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 128
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 129
(Check appropriate box or boxes.)

Legg Mason Partners Income Trust*

(Exact Name of Registrant as Specified in Charter)

55 Water Street, New York, New York 10041

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (800) 451-2010

Robert I. Frenkel

Legg Mason Partners Income Trust

100 First Stamford Place

Stamford, Connecticut 06902

(Name and Address of Agent for Service)

COPY TO:

Roger P. Joseph, Esq.

Bingham McCutchen LLP

One Federal Street

Boston, Massachusetts 02110

(Approximate Date of Proposed Offering) Continuous

It is proposed that this filing will become effective on March 30, 2009 pursuant to Rule 485(b).

*	This filing relates solely to: Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund and Legg Mason Partners Massachusetts Municipals Fund

PROSPECTUS / MARCH 30, 2009

Legg Mason Partners Intermediate Maturity California Municipals Fund

Class A, C, FI and I Shares

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Intermediate Maturity California Municipals Fund

Investments, risks and performance

Investment objective

The fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California state personal income taxes as is consistent with the preservation of principal.

Principal investment strategies

Key investments

Under normal circumstances, the fund invests at least 80% of its assets in investment grade California municipal securities or other investments with similar economic characteristics. California municipal securities include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and related investments. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

The interest paid on California municipal securities is excluded from gross income for regular federal income tax and California personal income tax purposes, although it may be subject to the federal alternative minimum tax. As a result, the rate of interest paid on these securities normally is lower than the rate of interest paid on fully taxable securities.

Subject to the fund’s 80% policy, the fund may purchase other municipal securities whose interest is subject to California personal income taxes and other securities that pay interest that is subject to federal and/or state income taxes.

The fund may invest up to 20% of its net assets in securities that are below investment grade.

The fund can invest up to 20% of its assets in unrated securities that the subadviser determines to be equivalent to investment grade.

2	Legg Mason Partners Funds

Instead of investing directly in particular securities, the fund may gain exposure to a security, an issuer, an index or basket of securities, or a market by investing through the use of instruments such as derivatives, including credit default swaps, futures contracts, synthetic instruments and other instruments that are intended to provide similar economic exposure. The fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures.

Maturity

The fund may invest in securities of any maturity. The fund normally maintains an average effective portfolio maturity of between three and ten years. If the fund’s effective maturity falls outside of this range, the fund will take action to bring it within its expected range within a reasonable period of time.

Credit quality

Under normal circumstances, the fund invests at least 80% of its assets in securities rated investment grade, or, if unrated, deemed to be of comparable credit quality by the subadviser. The fund may invest up to 20% of its assets in securities rated below investment grade or, if unrated, deemed to be of comparable quality by the subadviser. Securities rated below investment grade are commonly referred to as “junk bonds.”

In the event that a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps and warrants, and may purchase mortgage-related obligations and other derivative instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or

Legg Mason Partners Intermediate Maturity California Municipals Fund	3

more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	As a means of enhancing returns

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivatives transactions may have a leveraging effect on the fund.

Certain risks associated with the use of derivatives are discussed below. Risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

The fund’s subadviser may choose not to make use of derivatives for a variety of reasons. Should the subadviser choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective in achieving the desired result.

4	Legg Mason Partners Funds

Principal risks of investing in the fund

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. Following is a description of the principal risks of investing in the fund.

•

Market and interest rate risk. The market price of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Additionally, since many municipal securities are issued to finance similar projects, such as those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market.

  When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or

Legg Mason Partners Intermediate Maturity California Municipals Fund	5

interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

  Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

•

Credit risk. If an obligor (such as the municipal issuer, a municipal insurer or other party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

  The fund is subject to greater levels of credit risk to the extent it invests in below investment grade securities, commonly known as “junk bonds.” These securities have a higher risk of issuer default and are considered speculative.

  The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

6	Legg Mason Partners Funds

•

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund. The fund’s use of certain derivatives may in some cases have a leveraging effect on the fund, which may increase the volatility of the fund as discussed below in “Leveraging risk.” Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk as discussed below.

  Investments by the fund in structured securities, a type of derivative instrument, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

•

Certain regulatory risks. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income taxes and California personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

•

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

•	Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed

Legg Mason Partners Intermediate Maturity California Municipals Fund	7

securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities and locking in below market interest rates. This may cause the fund’s share price to be more volatile.

•

Leveraging risk. When the fund engages in transactions that have a leveraging effect on the fund’s portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. The fund may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

•

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemptions or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

•

Portfolio selection risk. The portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, may be incorrect.

•

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund concentrates its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers. Also, the fund may be more volatile than a more geographically diverse fund.

8	Legg Mason Partners Funds

•

Risks associated with investments in a single state. The fund focuses its investments in California municipal securities and, therefore, may be affected significantly by economic, regulatory, political or other developments affecting the ability of obligors to pay interest or repay principal owed with respect to such securities. The fund may suffer more than a national fund from adverse events affecting California municipal issuers. National economic conditions have contributed to a slowdown of the California economy. The California economy has suffered from job losses and very low growth primarily as a result of the subprime mortgage meltdown, increase in foreclosures, drop in housing prices and severe contraction in new housing construction. The real estate downturn could affect the revenues and credit quality of municipal issuers. In addition, some California issuers have unfunded retirement and health care liabilities which could impact the value of the fund’s holdings. California voters have approved a large amount of additional bonds for infrastructure needs, the issuance of which may affect the demand for municipal bonds and the credit quality of municipal issuers in the state. California is subject to natural disasters such as earthquakes, drought, wildfires and floods, which have the potential to affect the revenues and credit quality of municipal issuers. Municipal issuers in California are often dependent on the state government for some of their revenues, and the state government has a significant structural deficit which is at present unresolved, despite a state constitutional requirement that the state budget be balanced. These and other factors may affect the market value of municipal securities held by the fund, the marketability of such securities, and the ability of the issuers to make the required payments of interest and principal resulting in losses to the fund. Only a more detailed examination of the finances of each issuer can determine the quality of its obligations held by the fund. If the fund has difficulty finding high-quality California municipal securities to purchase, the amount of the fund’s income that is subject to California taxes could increase. More detailed information about the economy of California may be found in the fund’s Statement of Additional Information (the “SAI”).

Legg Mason Partners Intermediate Maturity California Municipals Fund	9

Some of the fund’s income distributions may be, and distributions of the fund’s gains generally will be, subject to regular federal and California personal income taxes. The fund may realize gains subject to federal and California income taxes on the sale of its securities or on transactions in futures contracts and other derivatives. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than California.

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals; these other factors are not described here. More information about risks appears under “More on the fund’s investments” and in the fund’s SAI. Before investing, you should carefully consider the risks that you will assume.

Please also see the fund’s website, http://www.leggmason.com/individualinvestors, for more information about the fund.

Who may want to invest

The fund may be an appropriate investment if you are a California taxpayer and:

•	You are in a high federal tax bracket and are seeking income exempt from regular federal income taxes and California personal income taxes

•	You currently have exposure to other asset classes and are seeking to broaden your investment portfolio

•

You are willing to accept the risks of a fund that invests in municipal securities, including the risks associated with investments in a single state and the risks associated with investments in below investment grade municipal and other securities and derivatives

Don’t invest in the fund if:

•	You do not need your income to be exempt from regular federal income tax, or you’re investing through a tax-deferred vehicle — such as an IRA account

•	You are looking for income that is not subject to the alternative minimum tax

10	Legg Mason Partners Funds

Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total return of the fund’s Class A shares for the calendar years indicated and for the best and worst calendar quarters during the years covered, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown.

The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of a broad-based securities market index or other benchmark. Unlike the bar chart, the table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The performance of a share class with higher expenses than Class A expenses would have been lower than that shown, and the performance of a share class with expenses lower than Class A expenses would have been higher than that shown.

The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Legg Mason Partners Intermediate Maturity California Municipals Fund	11

TOTAL RETURN FOR CLASS A SHARES[1]

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 4.16% in third quarter 2002; Lowest: (2.80)% in fourth quarter 2008.

12	Legg Mason Partners Funds

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2008)[1]
	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION	INCEPTION DATE
Class A2,3
Return before taxes	(6.06)%	1.23%	2.83%		12/31/91
Return after taxes on distributions[4]	(6.06)%	1.23%	2.83%
Return after taxes on distributions and sale of fund shares[4]	(2.63)%	1.60%	2.99%
Other Classes (Return before taxes only)
Class C	(4.41)%	1.03%	N/A	1.44%	7/22/02
Class I	(3.61)%	1.91%	3.27%		9/08/95
Barclays Capital (formerly Lehman Brothers) California Intermediate Municipal Bond Index[5]	3.11%	3.62%	4.59%
Lipper California Intermediate Municipals Debt Funds Average[6]	(3.05)%	1.49%	3.39%

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets of a predecessor fund effective April 16, 2007. The performance information shown includes that of the fund’s predecessor.

[2]

On November 20, 2006, the maximum initial sales charge on Class A shares was increased from 2.00% to 2.25% for sales made on or after that date. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.

[3]	On November 20, 2006, all Class B shares and Class O shares converted to Class A shares.

[4]

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.

[5]

Barclays Capital (formerly Lehman Brothers) California Intermediate Municipal Bond Index is a market value-weighted index of California investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of five to ten years. An index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

[6]

Lipper California Intermediate Municipals Debt Funds Average is a total return performance average of all California Intermediate Municipal Debt Funds tracked by Lipper Inc. Lipper Inc. is an independent ranking organization for the mutual fund industry. The average reflects fees and expenses, but does not reflect deductions for sales charges or taxes. It is not possible to invest directly in an average.

Legg Mason Partners Intermediate Maturity California Municipals Fund	13

Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in fund shares, and, unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended November 30, 2008. Expenses may vary in the future.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)	CLASS A		CLASS C	CLASS FI	CLASS I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.25%		None	None	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	[1]	None	None	None

ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF NET ASSETS)	CLASS A	CLASS C	CLASS FI	CLASS I
Management fee	0.50%	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.15%	0.75%	0.25%	None
Other expenses[2]	0.16%	0.14%	0.27%	0.12%
Total annual fund operating expenses[3]	0.81%	1.39%	1.02%	0.62%

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•

The fund’s operating expenses (before waivers and/or expense reimbursements, if any) remain the same, except for the effect of certain contractual recordkeeping fees payable to a Service Agent, which will increase over time and are reflected in the example

14	Legg Mason Partners Funds

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A4 (with or without redemption)	$306	$478	$664	$1,203
Class C4 (with or without redemption)	$142	$443	$765	$1,679
Class FI (with or without redemption)	$104	$324	$563	$1,247
Class I (with or without redemption)	$63	$198	$345	$774

[1]

You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 0.50%.

[2]

“Other expenses” for Class FI shares have been estimated based on “Other expenses” for Class I shares. “Other expenses” for Class A and Class C shares have been estimated to reflect certain recordkeeping fees to a Service Agent. Actual expenses may differ from estimates. Class A, Class C, Class FI, and Class I shares are also authorized to pay fees for recordkeeping services to other Service Agents. As a result, the operating expenses of affected share classes may increase over time.

[3]

Because of voluntary management fee waivers, total annual operating expenses are expected to be 0.10% less than the amounts shown in the table above, or 0.71%, 1.29%, 0.92% and 0.52% for Class A, Class C, Class FI and Class I, respectively. These voluntary fee waivers may be reduced or terminated at any time.

[4]

Reflects the estimated impact for the periods shown of certain contractual recordkeeping fees payable to a Service Agent, which became effective on September 15, 2008 and will increase annually over the next three years.

Legg Mason Partners Intermediate Maturity California Municipals Fund	15

More on the fund’s investments

The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides information about the portfolio managers’ selection process and additional information regarding investment strategies that may be used by the fund.

Under normal circumstances, the fund will invest at least 80% of its assets in investment grade California municipal securities or other investments with similar economic characteristics. This policy may not be changed without a shareholder vote. Except for this policy, the fund’s investment objective and strategies may be changed without shareholder approval.

Selection process

The portfolio managers select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities they believe will benefit from changes in market conditions. In selecting individual securities, the portfolio managers:

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

•	Consider the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates

•

Seek to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

California municipal securities

California municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender

16	Legg Mason Partners Funds

option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

The fund purchases municipal securities, the interest on which, in the opinion of bond counsel at the time of purchase, is exempt from regular federal and California personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal and/or California personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by the fund.

Municipal leases

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase which generally relates to equipment or

Legg Mason Partners Intermediate Maturity California Municipals Fund	17

facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to federal and/or state income tax. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. Fixed income securities are commonly referred to as “debt,” “debt obligations,” “bonds” or “notes.” The issuer or borrower of the security usually pays a fixed, variable, or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Zero coupon bonds, pay-in-kind securities and deferred interest securities

Zero coupon securities pay no interest during the life of the obligation but trade at prices below their stated maturity value.

18	Legg Mason Partners Funds

Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Credit downgrades and other credit events

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying

Legg Mason Partners Intermediate Maturity California Municipals Fund	19

assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Counterparty risk

When the fund engages in certain transactions with another party (a counterparty) relating to underlying securities, such as certain derivative transactions, when-issued, delayed delivery and forward commitment transactions, reverse repurchase agreements and repurchase agreements, the fund will be subject to the credit risk presented by the counterparty. In the event that the counterparty files for bankruptcy, becomes insolvent or defaults on its obligation to the fund, the fund may be adversely affected.

Reverse repurchase agreements and other borrowings

The fund may borrow by entering into reverse repurchase agreements or other borrowing transactions. In a reverse

20	Legg Mason Partners Funds

repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed.

Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

Short-term investments

The fund may invest in cash or short-term money market instruments, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing without limit in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. To the extent the fund holds uninvested cash, the fund is subject to risk with respect to the depository institution holding the cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund’s SAI. However, the fund might not use all of the strategies and

Legg Mason Partners Intermediate Maturity California Municipals Fund	21

techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There also are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Percentage limitations and requirements

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements is usually determined at the time of investment. If a percentage limitation is complied with at the time of an investment, any subsequent changes in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

22	Legg Mason Partners Funds

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of December 31, 2008, LMPFA’s total assets under management were approximately $172 billion.

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2008, the total assets under management by Western Asset and its supervised affiliates were approximately $513.3 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2008, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $698.2 billion.

Portfolio managers

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals. The fund’s portfolio managers are S. Kenneth Leech, Stephen A. Walsh, Robert E. Amodeo, Joseph P. Deane and David T. Fare. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the fund. Messrs. Leech, Walsh and Amodeo became portfolio managers of the fund in October 2006. Mr. Deane has been a portfolio manager of the fund since the fund’s inception and Mr. Fare became a portfolio manager of the fund in 1998. The portfolio managers lead the team, and their focus

Legg Mason Partners Intermediate Maturity California Municipals Fund	23

is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Messrs. Leech and Walsh are portfolio managers with Western Asset and have been employed in the capacity of portfolio managers by Western Asset for more than five years.

Mr. Amodeo has been a portfolio manager for Western Asset since 2005. Prior to that time, Mr. Amodeo was a Managing Director and portfolio manager with Salomon Brothers Asset Management Inc. from 1992 to 2005.

Mr. Deane has been a portfolio manager for Western Asset since 2005. Prior to that time, Mr. Deane was with Citigroup Asset Management or one of its affiliates since 1972.

Mr. Fare has been a portfolio manager for Western Asset since 2005. Prior to that time, Mr. Fare was with Citigroup Asset Management or one of its affiliates since 1989.

The SAI provides information about the compensation of the portfolio managers, any other accounts managed by the portfolio managers, and any fund shares held by the portfolio managers.

Management fee

For the fiscal year ended November 30, 2008, the fund paid a fee, after waivers and reimbursements, of 0.40% of the fund’s average daily net assets for investment management services.

A discussion regarding the basis for the Board’s approval of the fund’s current management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended November 30, 2008.

Distribution

Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan for its Class A, C and FI shares. Under the plan, the fund pays

24	Legg Mason Partners Funds

distribution and/or service fees. The plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.15% for Class A shares; up to 0.75% for Class C shares; and up to 0.25% for Class FI shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to any distribution and/or service fees.

In addition, the distributor, the manager and/or their affiliates may make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their past profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Legg Mason Partners Intermediate Maturity California Municipals Fund	25

Choosing a class of shares to buy

Individual investors can generally choose between two classes of shares: Class A and Class C shares. Individual investors that held Class I shares prior to November 20, 2006, may continue to invest in Class I shares. Institutional investors and clients of financial intermediaries should refer to “Institutional investors and clients of eligible financial intermediaries — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

If you plan to invest a large amount and/or your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in

26	Legg Mason Partners Funds

connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

INVESTMENT MINIMUM INITIAL/ADDITIONAL INVESTMENT[1]
	CLASS A	CLASS C	CLASS FI	CLASS I
General	$1,000/$50	$1,000/$50	n/a	n/a
Uniform Gifts or Transfers to Minor Accounts	$1,000/$50	$1,000/$50	n/a	n/a
Systematic Investment Plans	$50/$50	$50/$50	n/a	n/a
Clients of Eligible Financial Intermediaries	None/None	n/a	None/None	None/None
Institutional Investors	$1,000/$50	$1,000/$50	n/a	$1 million/None

[1]

Different minimums may apply to clients of certain Service Agents. Contact your Service Agent for more information. Refer to the section entitled “Institutional investors and clients of eligible financial intermediaries — eligible investors” for additional information regarding the investment minimum and eligibility requirements for Institutional Investors and Clients of Eligible Financial Intermediaries.

More information about the fund’s classes of shares is available through the Legg Mason Partners funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class C shares and certain Class A shares (redeemed within one year)

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To access the website, go to http://www.leggmason.com/individualinvestors and click on the name of the fund.

Legg Mason Partners Intermediate Maturity California Municipals Fund	27

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Please contact your Service Agent regarding the availability of Class FI shares. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose.

	KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 2.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $500,000 or more	0.50% on purchases of $500,00 or more if you redeem within 1 year of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares (or, if offered, Exchange A shares) of funds sold by the distributor
Class C	• No initial or contingent deferred sales charge • Generally higher annual expenses than Class A	None	None	0.75% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class I	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors • Generally lower annual expenses than the other classes	None	None	None	Class I shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

28	Legg Mason Partners Funds

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/ dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

AMOUNT OF INVESTMENT	SALES CHARGE AS A % OF OFFERING PRICE	SALES CHARGE AS A % OF NET AMOUNT	BROKER/DEALER COMMISSION AS A % OF OFFERING PRICE
Less than $100,000	2.25	2.30	2.00
$100,000 but less than $250,000	1.50	1.52	1.25
$250,000 but less than $500,000	1.25	1.27	1.00
$500,000 or more[1]	-0-	-0-	up to 0.50

[1]

The distributor may pay a commission of up to 0.50% to a Service Agent for purchase amounts of $500,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $500,000 or more

You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 0.50%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of

Legg Mason Partners Intermediate Maturity California Municipals Fund	29

the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or Funds Investor Services or Institutional Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you; or

•	your spouse, and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Certain funds and classes of shares of other funds sold by the distributor may not be combined until May 18, 2009. Please contact your Service Agent for additional information.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you; or

•	your spouse, and children under the age of 21

30	Legg Mason Partners Funds

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. In addition, you can include towards your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Certain funds and certain classes of shares of other funds sold by the distributor may not be credited toward your letter of intent asset goal until May 18, 2009. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a Legg Mason Partners fund in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or access the

Legg Mason Partners Intermediate Maturity California Municipals Fund	31

Legg Mason Partners funds’ website, http://www.leggmason.com/individualinvestors, and click on the name of the fund.

Class C shares

You buy Class C shares at net asset value with no initial sales charge and no contingent deferred sales charge. However, if you exchange Class C shares that were not subject to a contingent deferred sales charge when initially purchased for Class C shares of a fund that imposes a contingent deferred sales charge, your contingent deferred sales charge will be measured from the date of your exchange.

Service Agents receive an annual distribution/service fee of up to 0.75% of the average daily net assets represented by the Class C shares serviced by them.

Class FI shares

Class FI shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive a distribution/service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.

Class I shares

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares are not subject to any distribution or service fees.

32	Legg Mason Partners Funds

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeemed shares of a fund sold by the distributor and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners funds’ website, http://www.leggmason.com/individualinvestors, and click on the name of the fund.

Legg Mason Partners Intermediate Maturity California Municipals Fund	33

Institutional investors and clients of eligible financial intermediaries — eligible investors

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally choose among three classes of shares: Class A, Class FI and Class I. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities with direct relationships to the fund.

Class FI

Class FI shares are offered only to investors who invest in the fund through certain financial intermediaries. LMIS may pay Service Agents selling Class FI shares an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them starting immediately after purchase.

Class I

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class I shares prior to November 20, 2006 will be permitted to make additional investments in Class I shares.

34	Legg Mason Partners Funds

In addition to Institutional Investors, the following individuals may purchase Class I shares: 1) current employees of Legg Mason or its affiliates; 2) current and former board members of investment companies managed by affiliates of Legg Mason; 3) current and former board members of Legg Mason; and 4) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50.

Other considerations

Financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

With respect to each Class A, Class C, Class FI, and Class I shares, the fund may pay a fee for recordkeeping services performed for the share class.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Legg Mason Partners Intermediate Maturity California Municipals Fund	35

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the United States (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish an account with the fund.

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information for your order to be processed:

• Name of fund being bought

• Class of shares being bought

• Dollar amount or number of shares being bought

• Account number (if existing account)

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Investors should contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

36	Legg Mason Partners Funds

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

Specify the name of the fund, the share class you wish to purchase and your account number (if existing account).

For more information, please call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:30 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, or (iii) certain money market funds, in order to buy shares on a regular basis.

• Amounts transferred must meet the applicable minimums (see “Choosing a class of shares to buy — Investment minimums”)

• Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

• If you do not have sufficient funds in your account on a transfer date, your Service Agent or Funds Investor Services or Institutional Shareholder Services may charge you a fee

For more information, contact your Service Agent or Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Legg Mason Partners Intermediate Maturity California Municipals Fund	37

Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor. Shares of certain funds and certain classes of shares of other funds sold by the distributor are not available for exchange until May 18, 2009.
Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

• If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

• If you bought shares directly from the fund, contact the transfer agent to learn which funds are available to you for exchanges

• You may exchange shares of the fund only for shares of the same class of other funds, with one exception: if you wish to exchange Class A shares of the fund for shares of another fund that offers Exchange A shares, you may exchange your Class A shares only for Exchange A shares of the other fund

• Not all funds offer all classes

• Some funds are offered only in a limited number of states. Your Service Agent or the transfer agent will provide information about the funds offered in your state

• Remember that an exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account

• Always be sure to read the prospectus of the fund into which you are exchanging shares

• Exchanges of Class A and Class C shares are subject to minimum investment requirements (except for systematic investment plan

38	Legg Mason Partners Funds

exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made
Investment minimums, sales charges and other requirements

• In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange

• Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

• You will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

• Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares.

• If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective

• The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:30 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.

Legg Mason Partners Intermediate Maturity California Municipals Fund	39

Telephone exchanges may be made only between accounts that have identical registrations, and may be made on any day the New York Stock Exchange (“NYSE”) is open.
By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the address specified in “Redeeming Shares” below.
Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

• Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

• Each exchange must meet the applicable investment minimums for systematic investment plans (see “Choosing a class of shares to buy — Investment minimums”)

For more information, please contact your Service Agent or Funds Investor Services or Institutional Shareholder Services or consult the SAI.

40	Legg Mason Partners Funds

Redeeming shares

Generally

Contact your Service Agent or, if you hold shares directly with the fund, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to redeem shares of the fund. You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers with a signature guarantee before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption Proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Legg Mason Partners Intermediate Maturity California Municipals Fund	41

By mail

Contact your Service Agent, or if you hold shares directly with the fund, write to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Your written request must provide the following:

• The fund name, the class of shares to be redeemed, and your account number

• The dollar amount or number of shares to be redeemed

• Signatures of each owner exactly as the account is registered

• Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:30 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

• Name of fund being redeemed

• Class of shares being redeemed

• Account number

If you hold shares directly with the fund, redemptions of shares may be made by telephone in amounts up to $50,000 per day, on any day the NYSE is open for business.

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you when you authorize telephone redemptions. To change the bank account designated to

42	Legg Mason Partners Funds

receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).
Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50.

The following conditions apply:

• Your shares must not be represented by certificates

• Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

• If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

• You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or consult the SAI.

Legg Mason Partners Intermediate Maturity California Municipals Fund	43

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	Signature of each owner exactly as the account is registered

The transfer agent or Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for executing any such transactions.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

44	Legg Mason Partners Funds

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period,

Legg Mason Partners Intermediate Maturity California Municipals Fund	45

the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds also could be affected.

46	Legg Mason Partners Funds

Because of the potential harm to funds sold by the distributor and their long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in distributor-sold funds if that shareholder has engaged in a total of four or more “Round Trips” (as defined below) across all distributor-sold funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other

Legg Mason Partners Intermediate Maturity California Municipals Fund	47

restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into the fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers or broker/dealers, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as the portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

48	Legg Mason Partners Funds

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or Funds Investor Services or Institutional Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Legg Mason Partners Intermediate Maturity California Municipals Fund	49

Dividends, distributions and taxes

Dividends and distributions

The fund’s policy is to declare daily dividends from net investment income. Dividends from net income are paid monthly. The fund generally makes distributions of capital gain, if any, once or twice a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Unless otherwise directed, distributions and dividends are reinvested in additional fund shares of the same class you hold without a sales charge. Alternatively, you can instruct your Service Agent or Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax, but may be subject to state or local income taxes. Exempt-interest dividends from California municipal securities will also be exempt from California state personal income tax. For other distributions, and when you redeem or exchange shares, you will generally have to pay federal income taxes, as well as any other state and local taxes. The following table summarizes the tax status to you of certain transactions related to the fund:

TRANSACTION	FEDERAL TAX STATUS	CALIFORNIA STATE PERSONAL INCOME TAX STATUS
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year	Usually capital gain or loss; long-term only if shares owned more than one year
Exempt-interest dividends	Exempt from federal income tax	Excluded from gross income if from interest on California municipal securities

50	Legg Mason Partners Funds

TRANSACTION	FEDERAL TAX STATUS	CALIFORNIA STATE PERSONAL INCOME TAX STATUS
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund may realize capital gains on the sale of its securities or on transactions in futures contracts or other derivative instruments. The fund anticipates that it will normally not earn or distribute any long-term capital gains. The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates. You may want to avoid buying shares when the fund is about to declare a capital gain distribution because it will be taxable to you even though it may effectively be a return of a portion of your investment. Some exempt-interest dividends may be subject to the federal alternative minimum tax.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the fund may be subject to federal withholding tax. Most fund distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that fund distributions consist of ordinary dividends or other payments that are subject to withholding, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Distributions that are designated by the fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the fund beginning before January 1, 2010. The fund currently does not expect to designate any distributions as “interest-related dividends” or “short-term capital gain dividends.” If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends (including exempt-interest dividends) and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Legg Mason Partners Intermediate Maturity California Municipals Fund	51

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value(s) every day the NYSE is open. These calculations are done as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund calculates its net asset value(s) as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities and other assets for the purposes of determining the fund’s net asset value. The valuation of the fund’s assets is generally determined in good faith in accordance with these procedures. The Board has delegated most valuation functions for the fund to the manager. The procedures adopted by the Board cover types of assets in addition to those described below.

For certain derivative securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the market price is typically determined by independent third party pricing services approved by the fund’s Board that use a variety of techniques and methodologies.

The market price for debt obligations and certain derivative securities is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use quotations from one or more brokers, a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

52	Legg Mason Partners Funds

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE.

If independent third party pricing services are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund may invest in securities rated below investment grade — some of which may be thinly-traded and for which market quotations may not be readily available or may be unreliable — the fund may use fair value procedures more frequently than funds that invest primarily in securities that are more widely traded.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value procedures to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. The valuation determined under the fair value procedures represents the amount determined in good faith that the fund might reasonably expect to receive upon the current sale of a security. However, there can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Therefore, investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

In order to buy, redeem or exchange shares at a day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time.

Legg Mason Partners Intermediate Maturity California Municipals Fund	53

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

54	Legg Mason Partners Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. No information is presented for Class FI shares because no Class FI shares were outstanding for the periods shown. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements. These financial statements have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor.

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30:
CLASS A SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$8.74	$8.77	$8.69	$8.79	$8.92
Income (loss) from operations:
Net investment income	0.33	0.31	0.33	0.31	0.31
Net realized and unrealized gain (loss)	(0.57)	(0.03)	0.08	(0.10)	(0.13)
Total income (loss) from operations	(0.24)	0.28	0.41	0.21	0.18
Less distributions from:
Net investment income	(0.33)	(0.31)	(0.33)	(0.31)	(0.31)
Total distributions	(0.33)	(0.31)	(0.33)	(0.31)	(0.31)
NET ASSET VALUE, END OF YEAR	$8.17	$8.74	$8.77	$8.69	$8.79
Total return[2]	(2.89)%	3.25%	4.76%	2.45%	2.04%
NET ASSETS, END OF YEAR (000s)	$64,248	$52,632	$56,859	$59,830	$66,083
Ratios to average net assets:
Gross expenses	0.80%	1.01%[3]	0.84%	0.81%	0.80%
Net expenses[4,5]	0.70	0.91 [3,6]	0.74	0.71	0.70
Net investment income	3.81	3.57	3.75	3.56	3.50
Portfolio turnover rate	23%	10%	0%	2%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The manager has voluntarily agreed to waive management fees in the amount of 0.10% of average net assets.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

Legg Mason Partners Intermediate Maturity California Municipals Fund	55

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30:
CLASS C SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$8.73	$8.76	$8.68	$8.78	$8.90
Income (loss) from operations:
Net investment income	0.28	0.25	0.27	0.25	0.25
Net realized and unrealized gain (loss)	(0.58)	(0.03)	0.07	(0.10)	(0.12)
Total income (loss) from operations	(0.30)	0.22	0.34	0.15	0.13
Less distributions from:
Net investment income	(0.27)	(0.25)	(0.26)	(0.25)	(0.25)
Total distributions	(0.27)	(0.25)	(0.26)	(0.25)	(0.25)
NET ASSET VALUE, END OF YEAR	$8.16	$8.73	$8.76	$8.68	$8.78
Total return[2]	(3.51)%	2.56%	4.02%	1.75%	1.52%
NET ASSETS, END OF YEAR (000s)	$35,026	$9,914	$12,395	$16,050	$18,242
Ratios to average net assets:
Gross expenses	1.38%	1.68%[3]	1.55%	1.50%	1.42%
Net expenses[4,5]	1.28	1.58 [3,6]	1.43	1.40	1.32
Net investment income	3.24	2.90	3.05	2.86	2.88
Portfolio turnover rate	23%	10%	0%	2%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The manager has voluntarily agreed to waive management fees in the amount of 0.10% of average net assets.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

56	Legg Mason Partners Funds

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30:
CLASS I SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$8.77	$8.80	$8.72	$8.82	$8.93
Income (loss) from operations:
Net investment income	0.35	0.32	0.34	0.33	0.31
Net realized and unrealized gain (loss)	(0.58)	(0.02)	0.08	(0.10)	(0.10)
Total income (loss) from operations	(0.23)	0.30	0.42	0.23	0.21
Less distributions from:
Net investment income	(0.34)	(0.33)	(0.34)	(0.33)	(0.32)
Total distributions	(0.34)	(0.33)	(0.34)	(0.33)	(0.32)
NET ASSET VALUE, END OF YEAR	$8.20	$8.77	$8.80	$8.72	$8.82
Total return[2]	(2.70)%	3.44%	4.94%	2.62%	2.45%
NET ASSETS, END OF YEAR (000s)	$2,680	$588	$431	$410	$400
Ratios to average net assets:
Gross expenses	0.62%	0.85%[3]	0.67%	0.62%	0.63%
Net expenses[4,5]	0.52	0.75 [3,6]	0.57	0.52	0.53
Net investment income	4.05	3.72	3.93	3.76	3.63
Portfolio turnover rate	23%	10%	0%	2%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The manager has voluntarily agreed to waive management fees in the amount of 0.10% of average net assets.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

Legg Mason Partners Intermediate Maturity California Municipals Fund	57

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus]

Legg Mason Partners Intermediate Maturity California Municipals Fund

You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent, Funds Investor Services or Institutional Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, or by writing to the fund at 55 Water St., New York, New York 10041.

Information about the fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-04254)

FD00248 03/09

PROSPECTUS / MARCH 30, 2009

Legg Mason Partners Intermediate Maturity New York Municipals Fund

Class A, C, FI and I Shares

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Intermediate Maturity New York Municipals Fund

Investments, risks and performance

Investment objective

The fund seeks to provide New York investors with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with the preservation of principal.

Principal investment strategies

Key investments

Under normal circumstances, the fund invests at least 80% of its assets in investment grade New York municipal securities or other investments with similar economic characteristics. New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and related investments. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

The interest paid on New York municipal securities is excluded from gross income for regular federal income tax and New York State and New York City personal income tax purposes, although it may be subject to the federal alternative minimum tax. As a result, the rate of interest paid on these securities normally is lower than the rate of interest paid on fully taxable securities.

Subject to the fund’s 80% policy, the fund may purchase other municipal securities whose interest is subject to New York State and New York City personal income taxes and other securities that pay interest that is subject to federal and/or state income taxes.

The fund may invest up to 20% of its net assets in securities that are below investment grade.

The fund can invest up to 20% of its assets in unrated securities that the subadviser determines to be equivalent to investment grade.

2	Legg Mason Partners Funds

Instead of investing directly in particular securities, the fund may gain exposure to a security, an issuer, an index or basket of securities, or a market by investing through the use of instruments such as derivatives, including credit default swaps, futures contracts, synthetic instruments and other instruments that are intended to provide similar economic exposure. The fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures.

Maturity

The fund may invest in securities of any maturity. The fund normally maintains an average effective portfolio maturity of between three and ten years. If the fund’s effective maturity falls outside of this range, the fund will take action to bring it within its expected range within a reasonable period of time.

Credit quality

Under normal circumstances, the fund invests at least 80% of its assets in securities rated investment grade, or, if unrated, deemed to be of comparable credit quality by the subadviser. The fund may invest up to 20% of its assets in securities rated below investment grade or, if unrated, deemed to be of comparable quality by the subadviser. Securities rated below investment grade are commonly referred to as “junk bonds.”

In the event that a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps and warrants, and may purchase mortgage-related obligations and other derivative instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

Legg Mason Partners Intermediate Maturity New York Municipals Fund	3

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	As a means of enhancing returns

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivatives transactions may have a leveraging effect on the fund.

Certain risks associated with the use of derivatives are discussed below. Risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

The fund’s subadviser may choose not to make use of derivatives for a variety of reasons. Should the subadviser choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective in achieving the desired result.

Principal risks of investing in the fund

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment,

4	Legg Mason Partners Funds

may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. Following is a description of the principal risks of investing in the fund.

•

Market and interest rate risk. The market price of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Additionally, since many municipal securities are issued to finance similar projects, such as those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market.

When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Legg Mason Partners Intermediate Maturity New York Municipals Fund	5

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

•

Credit risk. If an obligor (such as the municipal issuer, a municipal insurer or other party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

The fund is subject to greater levels of credit risk to the extent it invests in below investment grade securities, commonly known as “junk bonds.” These securities have a higher risk of issuer default and are considered speculative.

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

•

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund. The fund’s use of certain derivatives may in some cases have a leveraging effect on the fund, which may increase the volatility of the fund as discussed

6	Legg Mason Partners Funds

below in “Leveraging risk.” Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk as discussed below.

Investments by the fund in structured securities, a type of derivative instrument, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

•

Certain regulatory risks. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income taxes and New York State and New York City personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

•

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

•

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities and locking in below market interest rates. This may cause the fund’s share price to be more volatile.

Legg Mason Partners Intermediate Maturity New York Municipals Fund	7

•

Leveraging risk. When the fund engages in transactions that have a leveraging effect on the fund’s portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. The fund may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery, forward commitment or forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

•

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemptions or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

•

Portfolio selection risk. The portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, may be incorrect.

•

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund concentrates its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers. Also, the fund may be more volatile than a more geographically diverse fund.

•	Risks associated with investments in a single state. The fund focuses its investments in New York municipal securities and, therefore, may be affected significantly by economic, regulatory,

8	Legg Mason Partners Funds

political or other developments affecting the ability of obligors to pay interest or repay principal owed with respect to such securities. The fund may suffer more than a national fund from adverse events affecting New York municipal issuers. New York City accounts for a large segment of the state’s population and personal income, and New York City’s financial health affects the state in many ways. The economies of both the state and the city of New York are particularly susceptible to volatility in the financial services sector. National economic conditions and weakness in the financial sector have contributed to a slowdown of the state’s economy. In addition, the full extent of the losses associated with subprime debt still remains to be seen. The slowdown of the national economy and weakness in the financial services sector in New York City could continue to have a negative impact on the New York economy. These and other factors may affect the market value of municipal securities held by the fund, the marketability of such securities, and the ability of the issuers to make the required payments of interest and principal resulting in losses to the fund. In addition, if the fund has difficulty finding high quality New York municipal securities to purchase, the amount of the fund’s income that is subject to New York taxes could increase. More detailed information about the economy of New York may be found in the fund’s Statement of Additional Information (the “SAI”).

Some of the fund’s income distributions may be, and distributions of the fund’s gains generally will be, subject to regular federal and New York State and New York City personal income taxes. The fund may realize gains subject to federal and New York State and New York City income taxes on the sale of its securities or on transactions in futures contracts and other derivatives. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than New York.

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals; these other factors are not described here.

Legg Mason Partners Intermediate Maturity New York Municipals Fund	9

More information about risks appears under “More on the fund’s investments” and in the fund’s SAI. Before investing, you should carefully consider the risks that you will assume.

Please also see the fund’s website, http://www.leggmason.com/individualinvestors, for more information about the fund.

Who may want to invest

The fund may be an appropriate investment if you are a New York taxpayer and:

•	You are in a high federal tax bracket and are seeking income exempt from regular federal income taxes and New York State and New York City personal income taxes

•	You currently have exposure to other asset classes and are seeking to broaden your investment portfolio

•

You are willing to accept the risks of a fund that invests in municipal securities, including the risks associated with investments in a single state and the risks associated with investments in below investment grade municipal and other securities and derivatives

Don’t invest in the fund if:

•	You do not need your income to be exempt from regular federal income tax, or you’re investing through a tax-deferred vehicle— such as an IRA account

•	You are looking for income that is not subject to the alternative minimum tax

10	Legg Mason Partners Funds

Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total return of the fund’s Class A shares for the calendar years indicated and for the best and worst calendar quarters during the years covered, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown.

The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of a broad-based securities market index or other benchmark. Unlike the bar chart, the table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The performance of a share class with higher expenses than Class A expenses would have been lower than that shown, and the performance of a share class with expenses lower than Class A expenses would have been higher than that shown.

The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

TOTAL RETURN FOR CLASS A SHARES[1]

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 4.73% in third quarter 2002; Lowest: (1.95)% in second quarter 1999.

Legg Mason Partners Intermediate Maturity New York Municipals Fund	11

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2008)[1]
	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION	INCEPTION DATE
Class A2,3
Return before taxes	(4.19)%	1.38%	3.18%		12/31/91
Return after taxes on distributions[4]	(4.19)%	1.38%	3.18%
Return after taxes on distributions and sale of fund shares[4]	(1.41)%	1.72%	3.28%
Other Classes (Return before taxes only)
Class C	(2.52)%	1.20%	N/A	1.88%	07/22/02
Barclays Capital (formerly Lehman Brothers) New York Intermediate Municipal Bond Index[5]	3.66%	3.58%	4.72%
Lipper New York Intermediate Municipals Debt Funds Average[6]	(1.07)%	1.72%	3.31%

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets of a predecessor fund effective April 16, 2007. The performance information shown includes that of the fund’s predecessor.

[2]

On November 20, 2006, the maximum initial sales charge on Class A shares was increased from 2.00% to 2.25% for sales made on or after that date. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.

[3]	On November 20, 2006, all Class B shares and Class O shares converted to Class A shares.

[4]

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.

[5]

Barclays Capital (formerly Lehman Brothers) New York Intermediate Municipal Bond Index is a market value-weighted index of New York investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of five to ten years. An index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

[6]

Lipper New York Intermediate Municipals Debt Funds Average is a total return performance average of all New York Intermediate Municipal Debt Funds tracked by Lipper Inc. Lipper Inc. is an independent ranking organization for the mutual fund industry. The average reflects fees and expenses, but does not reflect deductions for sales charges or taxes. It is not possible to invest directly in an average.

12	Legg Mason Partners Funds

Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in fund shares, and, unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended November 30, 2008. Expenses may vary in the future.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)	CLASS A		CLASS C	CLASS FI	CLASS I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.25%		None	None	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	[1]	None	None	None

ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF NET ASSETS)	CLASS A	CLASS C	CLASS FI	CLASS I
Management fee	0.50%	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.15%	0.75%	0.25%	None
Other expenses[2]	0.13%	0.15%	0.24%	0.09%
Total annual fund operating expenses[3]	0.78%	1.40%	0.99%	0.59%

Legg Mason Partners Intermediate Maturity New York Municipals Fund	13

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•

The fund’s operating expenses (before waivers and/or expense reimbursements, if any) remain the same, except for the effect of certain contractual recordkeeping fees payable to a Service Agent, which will increase over time and are reflected in the example

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A4 (with or without redemption)	$303	$469	$649	$1,170
Class C4 (with or without redemption)	$143	$447	$774	$1,700
Class FI (with or without redemption)	$101	$315	$547	$1,213
Class I (with or without redemption)	$60	$189	$330	$739

[1]

You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 0.50%.

[2]

“Other expenses” for Class FI shares have been estimated based on “Other expenses” for Class I shares. “Other expenses” for Class A and Class C shares have been estimated to reflect certain recordkeeping fees to a Service Agent. Actual expenses may differ from estimates. Class A, Class C, Class FI, and Class I shares are also authorized to pay fees for recordkeeping services to other Service Agents. As a result, the operating expenses of affected share classes may increase over time.

[3]

Because of voluntary management fee waivers, total annual operating expenses are expected to be 0.04% less than the amounts shown in the table above, or 0.74%, 1.36%, 0.95% and 0.55% for Class A, Class C, Class FI and Class I, respectively. These voluntary fee waivers may be reduced or terminated at any time.

[4]

Reflects the estimated impact for the periods shown of certain contractual recordkeeping fees payable to a Service Agent, which became effective on September 15, 2008 and will increase annually over the next three years.

14	Legg Mason Partners Funds

More on the fund’s investments

The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides information about the portfolio managers’ selection process and additional information regarding investment strategies that may be used by the fund.

Under normal circumstances, the fund will invest at least 80% of its assets in investment grade New York municipal securities or other investments with similar economic characteristics. This policy may not be changed without a shareholder vote. Except for this policy, the fund’s investment objective and strategies may be changed without shareholder approval.

Selection process

The portfolio managers select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities they believe will benefit from changes in market conditions. In selecting individual securities, the portfolio managers:

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

•	Consider the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates

•

Seek to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

Legg Mason Partners Intermediate Maturity New York Municipals Fund	15

New York municipal securities

New York municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

The fund purchases municipal securities, the interest on which, in the opinion of bond counsel at the time of purchase, is exempt from regular federal and New York State and New York City personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal and/or New York State and New York City personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by the fund.

16	Legg Mason Partners Funds

Municipal leases

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to federal and/or state income tax. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. Fixed income securities are commonly referred to as “debt,” “debt obligations,” “bonds” or “notes.” The issuer or borrower of the security usually pays a fixed, variable, or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Legg Mason Partners Intermediate Maturity New York Municipals Fund	17

Zero coupon bonds, pay-in-kind securities and deferred interest securities

Zero coupon securities pay no interest during the life of the obligation but trade at prices below their stated maturity value. Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Credit downgrades and other credit events

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the fund’s portfolio managers will decide whether the

18	Legg Mason Partners Funds

security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Counterparty risk

When the fund engages in certain transactions with another party (a counterparty) relating to underlying securities, such as certain derivative transactions, when- issued, delayed delivery and forward commitment transactions, reverse repurchase agreements and repurchase agreements, the fund will be subject to the credit risk presented by the counterparty. In the event that the counterparty files for bankruptcy, becomes insolvent or defaults on its obligation to the fund, the fund may be adversely affected.

Legg Mason Partners Intermediate Maturity New York Municipals Fund	19

Reverse repurchase agreements and other borrowings

The fund may borrow by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed.

Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

Short-term investments

The fund may invest in cash or short-term money market instruments, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing without limit in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. To the extent the fund holds uninvested cash, the fund is subject to risk with respect to the depository institution holding the cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

20	Legg Mason Partners Funds

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund’s SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There also are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Percentage limitations and requirements

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements is usually determined at the time of investment. If a percentage limitation is complied with at the time of an investment, any subsequent changes in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

Legg Mason Partners Intermediate Maturity New York Municipals Fund	21

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of December 31, 2008, LMPFA’s total assets under management were approximately $172 billion.

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2008, the total assets under management by Western Asset and its supervised affiliates were approximately $513.3 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2008, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $698.2 billion.

Portfolio managers

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals. The fund’s portfolio managers are S. Kenneth Leech, Stephen A. Walsh, Robert E. Amodeo, Joseph P. Deane and David T. Fare. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the fund. Messrs. Leech, Walsh and Amodeo became portfolio managers of the fund in October 2006. Mr. Deane has been a portfolio manager of the fund since the fund’s inception and Mr. Fare became a portfolio manager of the fund in 1998. The portfolio managers lead the team, and their focus

22	Legg Mason Partners Funds

is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Messrs. Leech and Walsh are portfolio managers with Western Asset and have been employed in the capacity of portfolio managers by Western Asset for more than five years.

Mr. Amodeo has been a portfolio manager for Western Asset since 2005. Prior to that time, Mr. Amodeo was a Managing Director and portfolio manager with Salomon Brothers Asset Management Inc. from 1992 to 2005.

Mr. Deane has been a portfolio manager for Western Asset since 2005. Prior to that time, Mr. Deane was with Citigroup Asset Management or one of its affiliates since 1972.

Mr. Fare has been a portfolio manager for Western Asset since 2005. Prior to that time, Mr. Fare was with Citigroup Asset Management or one of its affiliates since 1989.

The SAI provides information about the compensation of the portfolio managers, any other accounts managed by the portfolio managers, and any fund shares held by the portfolio managers.

Management fee

For the fiscal year ended November 30, 2008, the fund paid a fee, after waivers and reimbursements, of 0.46% of the fund’s average daily net assets for investment management services.

A discussion regarding the basis for the Board’s approval of the fund’s current management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended November 30, 2008.

Distribution

Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan for its Class A, C and FI shares. Under the plan, the fund pays

Legg Mason Partners Intermediate Maturity New York Municipals Fund	23

distribution and/or service fees. The plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.15% for Class A shares; up to 0.75% for Class C shares; and up to 0.25% for Class FI shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to any distribution and/or service fees.

In addition, the distributor, the manager and/or their affiliates may make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their past profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

24	Legg Mason Partners Funds

Choosing a class of shares to buy

Individual investors can generally choose between two classes of shares: Class A and Class C shares. Individual investors that held Class I shares prior to November 20, 2006, may continue to invest in Class I shares. Institutional investors and clients of financial intermediaries should refer to ”Institutional investors and clients of eligible financial intermediaries — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

If you plan to invest a large amount and/or your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class.

Legg Mason Partners Intermediate Maturity New York Municipals Fund	25

Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

INVESTMENT MINIMUM INITIAL/ADDITIONAL INVESTMENT[1]
	CLASS A	CLASS C	CLASS FI	CLASS I
General	$1,000/$50	$1,000/$50	n/a	n/a
Uniform Gifts or Transfers to Minor Accounts	$1,000/$50	$1,000/$50	n/a	n/a
Systematic Investment Plans	$50/$50	$50/$50	n/a	n/a
Clients of Eligible Financial Intermediaries	None/None	n/a	None/None	None/None
Institutional Investors	$1,000/$50	$1,000/$50	n/a	$1 million/None

[1]

Different minimums may apply to clients of certain Service Agents. Contact your Service Agent for more information. Refer to the section entitled ”Institutional investors and clients of eligible financial intermediaries — eligible investors” for additional information regarding the investment minimum and eligibility requirements for Institutional Investors and Clients of Eligible Financial Intermediaries.

More information about the fund’s classes of shares is available through the Legg Mason Partners funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of certain Class A shares (redeemed within one year)

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To access the website, go to http://www.leggmason.com/individualinvestors and click on the name of the fund.

26	Legg Mason Partners Funds

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Please contact your Service Agent regarding the availability of Class FI shares. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose.

	KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class C	Up to 2.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $500,000 or more	0.50% on purchases of $500,00 or more if you redeem within 1 year of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares (or, if offered, Exchange A shares) of funds sold by the distributor
Class C	• No initial or contingent deferred sales charge • Generally higher annual expenses than Class A	None	None	0.75% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class I	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors • Generally lower annual expenses than the other classes	None	None	None	Class I shares of funds sold by the distributor
[1]	Ask your Service Agent about the funds available for exchange.

Legg Mason Partners Intermediate Maturity New York Municipals Fund	27

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/ dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

AMOUNT OF INVESTMENT	SALES CHARGE AS A % OF OFFERING PRICE	SALES CHARGE AS A % OF NET AMOUNT	BROKER/DEALER COMMISSION AS A % OF OFFERING PRICE
Less than $100,000	2.25	2.30	2.00
$100,000 but less than $250,000	1.50	1.52	1.25
$250,000 but less than $500,000	1.25	1.27	1.00
$500,000 or more[1]	0	0	up to 0.50

[1]

The distributor may pay a commission of up to 0.50% to a Service Agent for purchase amounts of $500,000 or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $500,000 or more

You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 0.50%.

28	Legg Mason Partners Funds

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or Funds Investor Services or Institutional Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you; or

•	your spouse, and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Certain funds and classes of shares of other funds sold by the distributor may not be combined until May 18, 2009. Please contact your Service Agent for additional information.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you; or

Legg Mason Partners Intermediate Maturity New York Municipals Fund	29

•	your spouse, and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. In addition, you can include towards your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Certain funds and certain classes of shares of other funds sold by the distributor may not be credited toward your letter of intent asset goal until May 18, 2009. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a Legg Mason Partners fund in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

30	Legg Mason Partners Funds

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or access the Legg Mason Partners funds’ website, http://www.leggmason.com/individualinvestors, and click on the name of the fund.

Class C shares

You buy Class C shares at net asset value with no initial sales charge and no contingent deferred sales charge. However, if you exchange Class C shares that were not subject to a contingent deferred sales charge when initially purchased for Class C shares of a fund that imposes a contingent deferred sales charge, your contingent deferred sales charge will be measured from the date of your exchange.

Service Agents receive an annual distribution/service fee of up to 0.75% of the average daily net assets represented by the Class C shares serviced by them.

Class FI shares

Class FI shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive a distribution/service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.

Class I shares

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares are not subject to any distribution or service fees.

Legg Mason Partners Intermediate Maturity New York Municipals Fund	31

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeemed shares of a fund sold by the distributor and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners funds’ website, http://www.leggmason.com/individualinvestors, and click on the name of the fund.

32	Legg Mason Partners Funds

Institutional investors and clients of eligible financial intermediaries — eligible investors

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally choose among three classes of shares: Class A, Class FI and Class I. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities with direct relationships to the fund.

Class FI

Class FI shares are offered only to investors who invest in the fund through certain financial intermediaries. LMIS may pay Service Agents selling Class FI shares an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them starting immediately after purchase.

Class I

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class I shares prior to November 20, 2006 will be permitted to make additional investments in Class I shares.

Legg Mason Partners Intermediate Maturity New York Municipals Fund	33

In addition to Institutional Investors, the following individuals may purchase Class I shares: 1) current employees of Legg Mason or its affiliates; 2) current and former board members of investment companies managed by affiliates of Legg Mason; 3) current and former board members of Legg Mason; and 4) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50.

Other considerations

Financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

With respect to each of Class A, Class C, Class FI, and Class I shares, the fund may pay a fee for recordkeeping services performed for the share class.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

34	Legg Mason Partners Funds

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the United States (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish an account with the fund.

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information for your order to be processed:

• Name of fund being bought

• Class of shares being bought

• Dollar amount or number of shares being bought

• Account number (if existing account)

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Investors should contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Legg Mason Partners Intermediate Maturity New York Municipals Fund	35

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

Specify the name of the fund, the share class you wish to purchase and your account number (if existing account).

For more information, please call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:30 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, or (iii) certain money market funds, in order to buy shares on a regular basis.

• Amounts transferred must meet the applicable minimums (see “Choosing a class of shares to buy – Investment minimums”)

• Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

• If you do not have sufficient funds in your account on a transfer date, your Service Agent or Funds Investor Services or Institutional Shareholder Services may charge you a fee

For more information, contact your Service Agent or Funds Investor Services or Institutional Shareholder Services or consult the SAI.

36	Legg Mason Partners Funds

Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor. Shares of certain funds and certain classes of shares of other funds sold by the distributor are not available for exchange until May 18, 2009.
Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•  If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•  If you bought shares directly from the fund, contact the transfer agent to learn which funds are available to you for exchanges

•  You may exchange shares of the fund only for shares of the same class of other funds, with one exception: if you wish to exchange Class A shares of the fund for shares of another fund that offers Exchange A shares, you may exchange your Class A shares only for Exchange A shares of the other fund

•  Not all funds offer all classes

•  Some funds are offered only in a limited number of states. Your Service Agent or the transfer agent will provide information about the funds offered in your state

•  Remember that an exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account

•  Always be sure to read the prospectus of the fund into which you are exchanging shares

•  Exchanges of Class A and Class C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made

Legg Mason Partners Intermediate Maturity New York Municipals Fund	37

Investment minimums, sales charges and other requirements

• In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange

• Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

• You will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

• Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares.

• If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective

• The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone

Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:30 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.

Telephone exchanges may be made only between accounts that have identical registrations, and may be made on any day the New York Stock Exchange (“NYSE”) is open.

38	Legg Mason Partners Funds

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the address specified in “Redeeming Shares” below.
Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

• Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

• Each exchange must meet the applicable investment minimums for systematic investment plans (see “Choosing a class of shares to buy – Investment minimums”)

For more information, please contact your Service Agent or Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Legg Mason Partners Intermediate Maturity New York Municipals Fund	39

Redeeming shares

Generally

Contact your Service Agent or, if you hold shares directly with the fund, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to redeem shares of the fund. You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers with a signature guarantee before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption Proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

40	Legg Mason Partners Funds

By mail

Contact your Service Agent, or if you hold shares directly with the fund, write to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Your written request must provide the following:

• The fund name, the class of shares to be redeemed, and your account number

• The dollar amount or number of shares to be redeemed

• Signatures of each owner exactly as the account is registered

• Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:30 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

• Name of fund being redeemed

• Class of shares being redeemed

• Account number

If you hold shares directly with the fund, redemptions of shares may be made by telephone in amounts up to $50,000 per day, on any day the NYSE is open for business.

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you when you authorize telephone redemptions. To change the bank account designated to

Legg Mason Partners Intermediate Maturity New York Municipals Fund	41

receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).
Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50.

The following conditions apply:

• Your shares must not be represented by certificates

• Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

• If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

• You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or consult the SAI.

42	Legg Mason Partners Funds

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	Signature of each owner exactly as the account is registered

The transfer agent or Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for executing any such transactions.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Legg Mason Partners Intermediate Maturity New York Municipals Fund	43

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period,

44	Legg Mason Partners Funds

the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds also could be affected.

Legg Mason Partners Intermediate Maturity New York Municipals Fund	45

Because of the potential harm to funds sold by the distributor and their long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in distributor-sold funds if that shareholder has engaged in a total of four or more “Round Trips” (as defined below) across all distributor-sold funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as

46	Legg Mason Partners Funds

requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into the fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers or broker/dealers, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as the portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the

Legg Mason Partners Intermediate Maturity New York Municipals Fund	47

Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or Funds Investor Services or Institutional Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

48	Legg Mason Partners Funds

Dividends, distributions and taxes

Dividends and distributions

The fund’s policy is to declare daily dividends from net investment income. Dividends from net income are paid monthly. The fund generally makes distributions of capital gain, if any, once or twice a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Unless otherwise directed, distributions and dividends are reinvested in additional fund shares of the same class you hold without a sales charge. Alternatively, you can instruct your Service Agent or Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax, but may be subject to state or local income taxes. Exempt-interest dividends from New York municipal securities will also be exempt from New York State and New York City personal income tax. For other distributions, and when you redeem or exchange shares, you will generally have to pay federal income taxes, as well as any other state and local taxes. The following table summarizes the tax status to you of certain transactions related to the fund:

TRANSACTION	FEDERAL TAX STATUS	NEW YORK STATE PERSONAL INCOME TAX STATUS
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year	Usually capital gain or loss
Exempt-interest dividends	Exempt from federal income tax	Excluded from gross income if from interest on New York municipal securities

Legg Mason Partners Intermediate Maturity New York Municipals Fund	49

TRANSACTION	FEDERAL TAX STATUS	NEW YORK STATE PERSONAL INCOME TAX STATUS
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund may realize capital gains on the sale of its securities or on transactions in futures contracts or other derivative instruments. The fund anticipates that it will normally not earn or distribute any long-term capital gains. The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates. You may want to avoid buying shares when the fund is about to declare a capital gain distribution because it will be taxable to you even though it may effectively be a return of a portion of your investment. Some exempt-interest dividends may be subject to the federal alternative minimum tax.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the fund may be subject to federal withholding tax. Most fund distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that fund distributions consist of ordinary dividends or other payments that are subject to withholding, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Distributions that are designated by the fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the fund beginning before January 1, 2010. The fund currently does not expect to designate any distributions as “interest-related dividends” or “short-term capital gain dividends.” If you do not provide the fund with your correct taxpayer

50	Legg Mason Partners Funds

identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends (including exempt-interest dividends), and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Legg Mason Partners Intermediate Maturity New York Municipals Fund	51

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value(s) every day the NYSE is open. These calculations are done as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund calculates its net asset value(s) as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities and other assets for the purposes of determining the fund’s net asset value. The valuation of the fund’s assets is generally determined in good faith in accordance with these procedures. The Board has delegated most valuation functions for the fund to the manager. The procedures adopted by the Board cover types of assets in addition to those described below.

For certain derivative securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the market price is typically determined by independent third party pricing services approved by the fund’s Board that use a variety of techniques and methodologies.

The market price for debt obligations and certain derivative securities is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use quotations from one or more brokers, a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

52	Legg Mason Partners Funds

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE.

If independent third party pricing services are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund may invest in securities rated below investment grade — some of which may be thinly-traded and for which market quotations may not be readily available or may be unreliable — the fund may use fair value procedures more frequently than funds that invest primarily in securities that are more widely traded.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value procedures to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. The valuation determined under the fair value procedures represents the amount determined in good faith that the fund might reasonably expect to receive upon the current sale of a security. However, there can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Therefore, investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

In order to buy, redeem or exchange shares at a day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Legg Mason Partners Intermediate Maturity New York Municipals Fund	53

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. No information is presented for Class FI shares because no Class FI shares were outstanding for the periods shown. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements. These financial statements have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor.

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30:
CLASS A SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$8.81	$8.79	$8.74	$8.90	$9.09
Income (loss) from operations:
Net investment income	0.33	0.33	0.33	0.31	0.32
Net realized and unrealized gain (loss)	(0.48)	0.01	0.05	(0.16)	(0.19)
Total income (loss) from operations	(0.15)	0.34	0.38	0.15	0.13
Less distributions from:
Net investment income	(0.33)	(0.32)	(0.33)	(0.31)	(0.32)
Total distributions	(0.33)	(0.32)	(0.33)	(0.31)	(0.32)
NET ASSET VALUE, END OF YEAR	$8.33	$8.81	$8.79	$8.74	$8.90
Total return[2]	(1.80)%	3.99%	4.44%	1.73%	1.40%
NET ASSETS, END OF YEAR (000s)	$103,396	$84,685	$100,314	$111,073	$125,999
Ratios to average net assets:
Gross expenses	0.77%	0.90%[3]	0.77%	0.76%	0.76%
Net expenses[4,5]	0.73	0.86 [3]	0.73	0.72	0.72
Net investment income	3.81	3.74	3.81	3.55	3.51
Portfolio turnover rate	22%	11%	5%	6%	0%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]	The manager has voluntarily agreed to waive management fees in the amount of 0.04% of average net assets.

54	Legg Mason Partners Funds

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30:
CLASS C SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$8.81	$8.80	$8.75	$8.90	$9.09
Income (loss) from operations:
Net investment income	0.28	0.27	0.28	0.26	0.26
Net realized and unrealized gain (loss)	(0.49)	0.00 [2]	0.04	(0.16)	(0.19)
Total income (loss) from operations	(0.21)	0.27	0.32	0.10	0.07
Less distributions from:
Net investment income	(0.27)	(0.26)	(0.27)	(0.25)	(0.26)
Total distributions	(0.27)	(0.26)	(0.27)	(0.25)	(0.26)
NET ASSET VALUE, END OF YEAR	$8.33	$8.81	$8.80	$8.75	$8.90
Total return[3]	(2.43)%	3.17%	3.76%	1.18%	0.72%
NET ASSETS, END OF YEAR (000s)	$27,893	$11,993	$15,011	$17,642	$22,238
Ratios to average net assets:
Gross expenses	1.38%	1.57%[4]	1.43%	1.42%	1.40%
Net expenses[5,6]	1.34	1.53 [4]	1.38	1.38	1.35
Net investment income	3.20	3.07	3.16	2.89	2.88
Portfolio turnover rate	22%	11%	5%	6%	0%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The manager has voluntarily agreed to waive management fees in the amount of 0.04% of average net assets.

Legg Mason Partners Intermediate Maturity New York Municipals Fund	55

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2008[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$8.80
Income (loss) from operations:
Net investment income	0.22
Net realized and unrealized loss	(0.49)
Total loss from operations	(0.27)
Less distributions from:
Net investment income	(0.22)
Total distributions	(0.22)
NET ASSET VALUE, END OF PERIOD	$8.31
Total return[3]	(3.10)%
NET ASSETS, END OF PERIOD (000s)	$242
Ratios to average net assets:
Gross expenses	0.59%[4]
Net expenses[5,6]	0.55 [4]
Net investment income	3.89 [4]
Portfolio turnover rate	22%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 1, 2008 (inception date) to November 30, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The manager has voluntarily agreed to waive management fees in the amount of 0.04% of average net assets.

56	Legg Mason Partners Funds

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus]

Legg Mason Partners Intermediate Maturity New York Municipals Fund

You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent, Funds Investor Services or Institutional Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, or by writing to the fund at 55 Water St., New York, New York 10041.

Information about the fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-04254)

FD00247 03/09

PROSPECTUS / MARCH 30, 2009

Legg Mason Partners Massachusetts Municipals Fund

Class A, B, C, FI and I Shares

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Massachusetts Municipals Fund

Investments, risks and performance

Investment objective

The fund seeks to provide Massachusetts investors with as high a level of current income exempt from federal income taxes and Massachusetts state personal income taxes as is consistent with the preservation of principal.

Principal investment strategies

Key investments

Under normal circumstances, the fund invests at least 80% of its assets in investment grade Massachusetts municipal securities or other investments with similar economic characteristics. Massachusetts municipal securities include debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and related investments. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

The interest paid on Massachusetts municipal securities is excluded from gross income for regular federal income tax and Massachusetts personal income tax purposes, although it may be subject to the federal alternative minimum tax. As a result, the rate of interest paid on these securities normally is lower than the rate of interest paid on fully taxable securities.

Subject to the fund’s 80% policy, the fund may purchase other municipal securities whose interest is subject to Massachusetts personal income taxes and other securities that pay interest that is subject to federal and/or state income taxes.

The fund may invest up to 20% of its net assets in securities that are below investment grade.

Instead of investing directly in particular securities, the fund may gain exposure to a security, an issuer, an index or basket of securities, or a market by investing through the use of instruments

2	Legg Mason Partners Funds

such as derivatives, including credit default swaps, futures contracts, synthetic instruments and other instruments that are intended to provide similar economic exposure. The fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures.

Maturity

The fund may invest in securities of any maturity. The fund focuses primarily on intermediate-term and long-term municipal securities, and will normally invest in securities which have remaining maturities at the time of purchase of from one to more than thirty years.

Credit quality

Under normal circumstances, the fund invests at least 80% of its assets in securities rated investment grade, or, if unrated, deemed to be of comparable credit quality by the subadviser. The fund may invest up to 20% of its assets in securities rated below investment grade or, if unrated, deemed to be of comparable quality by the subadviser. Securities rated below investment grade are commonly referred to as “junk bonds.”

In the event that a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps and warrants, and may purchase mortgage-related obligations and other derivative instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	As a means of enhancing returns

Legg Mason Partners Massachusetts Municipals Fund	3

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivatives transactions may have a leveraging effect on the fund.

Certain risks associated with the use of derivatives are discussed below. Risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

The fund’s subadviser may choose not to make use of derivatives for a variety of reasons. Should the subadviser choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective in achieving the desired result.

Principal risks of investing in the fund

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. Following is a description of the principal risks of investing in the fund.

•	Market and interest rate risk. The market price of fixed income and other securities owned by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the

4	Legg Mason Partners Funds

securities owned by the fund fall, the value of your investment in the fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Additionally, since many municipal securities are issued to finance similar projects, such as those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market.

When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The

Legg Mason Partners Massachusetts Municipals Fund	5

market prices of these securities may fluctuate significantly when interest rates change.

•

Credit risk. If an obligor (such as the municipal issuer, a municipal insurer or other party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, the security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

The fund is subject to greater levels of credit risk to the extent it invests in below investment grade securities, commonly known as “junk bonds.” These securities have a higher risk of issuer default and are considered speculative.

The fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

•

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund. The fund’s use of certain derivatives may in some cases have a leveraging effect on the fund, which may increase the volatility of the fund as discussed below in “Leveraging risk.” Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk as discussed below.

Investments by the fund in structured securities, a type of derivative instrument, raise certain tax, legal, regulatory and

6	Legg Mason Partners Funds

accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

•

Certain regulatory risks. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income taxes and Massachusetts personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

•

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

•

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities and locking in below market interest rates. This may cause the fund’s share price to be more volatile.

•

Leveraging risk. When the fund engages in transactions that have a leveraging effect on the fund’s portfolio, the value of the fund will be more volatile and all other risks will tend to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of the fund’s underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have. The fund may take on leveraging risk by, among other things, engaging in borrowing, derivative, when-issued, delayed-delivery, forward commitment or

Legg Mason Partners Massachusetts Municipals Fund	7

forward roll transactions or reverse repurchase agreements. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

•

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s securities must be liquid at the time of investment, securities may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemptions or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

•

Portfolio selection risk. The portfolio managers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, may be incorrect.

•

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund concentrates its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers. Also, the fund may be more volatile than a more geographically diverse fund.

•

Risks associated with investments in a single state. The fund may suffer more than a national fund from adverse events affecting Massachusetts municipal issuers. National economic conditions have contributed to a slowdown of the Massachusetts economy. Because a substantial majority of the Commonwealth’s tax revenues are derived from its income tax and sales and use tax, any reduction in personal income or employment levels could result in lower state tax revenues. Additionally, the Commonwealth could face increased funding costs under services programs that are particularly affected by adverse economic conditions, such as subsidized health insurance. These and other factors may affect the market value of municipal securities held by the fund, the marketability of such securities,

8	Legg Mason Partners Funds

and the ability of the issuers to make the required payments of interest and principal resulting in losses to the fund. In addition, if the fund has difficulty finding high quality Massachusetts municipal securities to purchase, the amount of the fund’s income that is subject to Massachusetts taxes could increase. More detailed information about the economy of Massachusetts may be found in the fund’s Statement of Additional Information (the “SAI”).

Some of the fund’s income distributions may be, and distributions of the fund’s gains generally will be, subject to regular federal and Massachusetts personal income taxes. The fund may realize gains subject to federal and Massachusetts income taxes on the sale of its securities or on transactions in futures contracts and other derivatives. Distributions of the fund’s income may be subject to the federal alternative minimum tax. In addition, under current law, distributions of the fund’s income and gains generally are subject to state and local tax for investors that reside in states other than Massachusetts.

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals; these other factors are not described here. More information about risks appears under “More on the fund’s investments” and in the fund’s SAI. Before investing, you should carefully consider the risks that you will assume.

Please also see the fund’s website, http://www.leggmason.com/individualinvestors, for more information about the fund.

Who may want to invest

The fund may be an appropriate investment if you are a Massachusetts taxpayer and:

•	You are in a high federal tax bracket and are seeking income exempt from regular federal income taxes and Massachusetts personal income taxes

•	You currently have exposure to other asset classes and are seeking to broaden your investment portfolio

•	You are willing to accept the risks of a fund that invests in municipal securities, including the risks associated with

Legg Mason Partners Massachusetts Municipals Fund	9

investments in a single state and the risks associated with investments in below investment grade municipal and other securities and derivatives

Don’t invest in the fund if:

•	You do not need your income to be exempt from regular federal income tax, or you’re investing through a tax-deferred vehicle — such as an IRA account

•	You are looking for income that is not subject to the alternative minimum tax

10	Legg Mason Partners Funds

Performance information

The bar chart and table below provide an indication of the risks of investing in the fund by showing the fund’s performance over time. The bar chart and the information following show the total return of the fund’s Class A shares for the calendar years indicated and for the best and worst calendar quarters during the years covered, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown.

The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of a broad-based securities market index or other benchmark. Unlike the bar chart, the table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and, where indicated, the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The performance of a share class with higher expenses than Class A expenses would have been lower than that shown, and the performance of a share class with expenses lower than Class A expenses would have been higher than that shown.

The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

TOTAL RETURN FOR CLASS A SHARES[1]

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 4.89% in fourth quarter 2000; Lowest: (6.07)% in fourth quarter 2008.

Legg Mason Partners Massachusetts Municipals Fund	11

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2008)[1]
	1 YEAR	5 YEARS	10 YEARS	INCEPTION DATE
Class A2
Return before taxes	(12.98)%	0.10%	2.52%	12/21/87
Return after taxes on distributions[3]	(12.98)%	0.10%	2.52%
Return after taxes on distributions and sale of fund shares[3]	(7.01)%	0.77%	2.85%
Other Classes (Return before taxes only)
Class B	(13.56)%	0.20%	2.38%	11/06/92
Class C	(10.44)%	0.37%	2.37%	11/10/94
Barclays Capital (formerly Lehman Brothers) Massachusetts Municipal Bond Index[4]	0.23%	3.27%	4.61%
Lipper Massachusetts Municipal Debt Funds Average[5]	(9.46)%	1.07%	2.92%

[1]

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets of a predecessor fund effective April 16, 2007. The performance information shown includes that of the fund’s predecessor.

[2]

On November 20, 2006, the maximum initial sales charge on Class A shares was increased for sales made on or after that date. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.

[3]

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.

[4]

Barclays Capital (formerly Lehman Brothers) Massachusetts Municipal Bond is a market value-weighted index of Massachusetts investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more. An index does not reflect deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]

Lipper Massachusetts Municipal Debt Funds Average reflects the performance of mutual funds with similar objectives. The average reflects fees and expenses, but does not reflect deductions for sales charges or taxes. It is not possible to invest directly in an average.

12	Legg Mason Partners Funds

Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in fund shares, and, unless otherwise indicated, reflects expenses incurred by the fund during its fiscal year ended November 30, 2008. Expenses may vary in the future.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%	None	None	None	None
Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None[1]	4.50%	1.00%	None	None

ANNUAL FUND OPERATING EXPENSES
(PAID BY THE FUND AS A % OF NET ASSETS)	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS I
Management fee[2]	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.15%	0.65%	0.70%	0.25%	None
Other expenses[3]	0.13%	0.27%	0.17%	0.20%	0.05%
Total annual fund operating expenses[4]	0.78%	1.42%	1.37%	0.95%	0.55%

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

•	You invest $10,000 in the fund for the period shown

•

Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance

•	You reinvest all distributions and dividends without a sales charge

•

The fund’s operating expenses (before waivers and/or expense reimbursements, if any) remain the same, except for the effect of certain contractual recordkeeping fees payable to a Service Agent, which will increase over time and are reflected in the example

Legg Mason Partners Massachusetts Municipals Fund	13

NUMBER OF YEARS YOU OWN YOUR SHARES
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A6 (with or without redemption)	$501	$663	$839	$1,350
Class B6 (redemption at end of period)	$595	$753	$885	$1,543	[5]
Class B6 (no redemption)	$145	$453	$785	$1,543	[5]
Class C6 (redemption at end of period)	$239	$434	$750	$1,647
Class C6 (no redemption)	$139	$434	$750	$1,647
Class FI (with or without redemption)	$97	$303	$526	$1,167
Class I (with or without redemption)	$56	$176	$307	$689

[1]

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[2]	The fund has a management fee schedule that reduces the management fee rate as assets increase as follows: 0.50% on assets up to and including $500 million; and 0.48% on assets over $500 million.

[3]

“Other expenses” for Class FI shares have been estimated based on “Other expenses” for Class I shares. “Other expenses” for Class A, Class B and Class C shares have been estimated to reflect certain recordkeeping fees to a Service Agent. Actual expenses may differ from estimates. Class A, Class B, Class C, Class FI, and Class I shares are also authorized to pay fees for recordkeeping services to other Service Agents. As a result, the operating expenses of affected share classes may increase over time.

[4]

Because of voluntary waivers and/or reimbursements, actual total annual operating expenses are not expected to exceed 0.75%, 1.39%, 1.34%, 0.92% and 0.52% for Class A, Class B, Class C, Class FI and Class I shares, respectively (each, an “expense cap”). These voluntary fee waivers and reimbursements do not cover brokerage, taxes, interest and extraordinary expenses and may be reduced or terminated at any time. Effective January 1, 2008, the manager is permitted to recapture amounts previously voluntarily waived or reimbursed by the manager to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the applicable expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the applicable expense cap. The Board has been apprised of the expense cap arrangement.

[5]	Assumes conversion to Class A shares approximately 8 years after purchase.

[6]

Reflects the estimated impact for the periods shown of certain contractual recordkeeping fees payable to a Service Agent, which became effective on September 15, 2008 and will increase annually over the next three years.

14	Legg Mason Partners Funds

More on the fund’s investments

The fund’s investment objective and principal investment strategies are described under the section entitled “Investments, risks and performance” above. This section provides information about the portfolio managers’ selection process and additional information regarding investment strategies that may be used by the fund.
Under normal circumstances, the fund will invest at least 80% of its assets in investment grade Massachusetts municipal securities or other investments with similar economic characteristics. This policy may not be changed without a shareholder vote. Except for this policy, the fund’s investment objective and strategies may be changed without shareholder approval.

Selection process

The portfolio managers select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities they believe will benefit from changes in market conditions. In selecting individual securities, the portfolio managers:

•	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

•	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

•	Consider the yields available for securities with different maturities and a security’s maturity in light of the outlook for the issuer, its sector and interest rates

•

Seek to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers, the potential for credit upgrades, unique structural characteristics or innovative features

Massachusetts municipal securities

Massachusetts municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity

Legg Mason Partners Massachusetts Municipals Fund	15

bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

The fund purchases municipal securities, the interest on which, in the opinion of bond counsel at the time of purchase, is exempt from regular federal and Massachusetts personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal and/or Massachusetts personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by the fund.

Municipal leases

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or

16	Legg Mason Partners Funds

installment purchase which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

Other fixed income securities

Subject to the fund’s 80% policy, the fund may purchase fixed income securities that pay interest that is subject to federal and/or state income tax. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. Fixed income securities are commonly referred to as “debt,” “debt obligations,” “bonds” or “notes.” The issuer or borrower of the security usually pays a fixed, variable, or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Variable and floating rate securities

Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Zero coupon bonds, pay-in-kind securities and deferred interest securities

Zero coupon securities pay no interest during the life of the obligation but trade at prices below their stated maturity value.

Legg Mason Partners Massachusetts Municipals Fund	17

Although these securities lock in a rate of return to maturity, they may be subject to greater fluctuations in market value than securities that pay interest periodically. However, zero coupon bonds are useful as a tool for managing duration.

Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.

Structured instruments

The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened liquidity risk.

Credit downgrades and other credit events

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the fund’s portfolio managers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying

18	Legg Mason Partners Funds

assets. In that case, the fund may become the holder of securities or other assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Counterparty risk

When the fund engages in certain transactions with another party (a counterparty) relating to underlying securities, such as certain derivative transactions, when- issued, delayed delivery and forward commitment transactions, reverse repurchase agreements and repurchase agreements, the fund will be subject to the credit risk presented by the counterparty. In the event that the counterparty files for bankruptcy, becomes insolvent or defaults on its obligation to the fund, the fund may be adversely affected.

Reverse repurchase agreements and other borrowings

The fund may borrow by entering into reverse repurchase agreements or other borrowing transactions. In a reverse

Legg Mason Partners Massachusetts Municipals Fund	19

repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed.

Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

Short-term investments

The fund may invest in cash or short-term money market instruments, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing without limit in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitations. To the extent the fund holds uninvested cash, the fund is subject to risk with respect to the depository institution holding the cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund’s SAI. However, the fund might not use all of the strategies and

20	Legg Mason Partners Funds

techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There also are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Percentage limitations and requirements

For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements is usually determined at the time of investment. If a percentage limitation is complied with at the time of an investment, any subsequent changes in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

Legg Mason Partners Massachusetts Municipals Fund	21

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of December 31, 2008, LMPFA’s total assets under management were approximately $172 billion.

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2008, the total assets under management by Western Asset and its supervised affiliates were approximately $513.3 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2008, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $698.2 billion.

Portfolio managers

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals. The fund’s portfolio managers are S. Kenneth Leech, Stephen A. Walsh, Robert E. Amodeo, Joseph P. Deane and David T. Fare. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the fund. Messrs. Deane and Fare became portfolio managers of the fund in January 2006 and Messrs. Leech, Walsh and Amodeo became portfolio managers of the fund in October 2006. The portfolio managers lead the team, and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

22	Legg Mason Partners Funds

Messrs. Leech and Walsh are portfolio managers with Western Asset and have been employed in the capacity of portfolio managers by Western Asset for more than five years.

Mr. Amodeo has been a portfolio manager for Western Asset since 2005. Prior to that time, Mr. Amodeo was a Managing Director and portfolio manager with Salomon Brothers Asset Management Inc. from 1992 to 2005.

Mr. Deane has been a portfolio manager for Western Asset since 2005. Prior to that time, Mr. Deane was with Citigroup Asset Management or one of its affiliates since 1972.

Mr. Fare has been a portfolio manager for Western Asset since 2005. Prior to that time, Mr. Fare was with Citigroup Asset Management or one of its affiliates since 1989.

The SAI provides information about the compensation of the portfolio managers, any other accounts managed by the portfolio managers, and any fund shares held by the portfolio managers.

Management fee

For the fiscal year ended November 30, 2008, the fund paid a fee, after waivers and reimbursements, of 0.48% of the fund’s average daily net assets for investment management services.

A discussion regarding the basis for the Board’s approval of the fund’s current management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended November 30, 2008.

Distribution

Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan for its Class A, B, C and FI shares. Under the plan, the fund pays distribution and/or service fees. The plan provides for payments, based on annualized percentages of average daily net assets, of up to 0.15% for Class A shares; up to 0.65% for Class B shares; up to

Legg Mason Partners Massachusetts Municipals Fund	23

0.70% for Class C shares; and up to 0.25% for Class FI shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to any distribution and/or service fees.

In addition, the distributor, the manager and/or their affiliates may make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their past profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

24	Legg Mason Partners Funds

Choosing a class of shares to buy

Individual investors can generally choose among three classes of shares: Class A, B and C shares. Individual investors that held Class I shares prior to November 20, 2006, may continue to invest in Class I shares. Institutional investors and clients of financial intermediaries should refer to “Institutional investors and clients of eligible financial intermediaries — eligible investors” below for a description of the classes available to them. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year or more after purchase.

However, if you plan to invest a large amount and/or your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer

Legg Mason Partners Massachusetts Municipals Fund	25

term than the front-end sales charge you would have paid for larger purchases of Class A shares.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisors, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class, and you should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

INVESTMENT MINIMUM INITIAL/ADDITIONAL INVESTMENT[1]
	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS I
General	$1,000/$50	$1,000/$50	$1,000/$50	n/a	n/a
Uniform Gifts or Transfers to Minor Accounts	$1,000/$50	$1,000/$50	$1,000/$50	n/a	n/a
Systematic Investment Plans	$50/$50	$50/$50	$50/$50	n/a	n/a
Clients of Eligible Financial Intermediaries	None/ None	n/a	n/a	None/None	None/None
Institutional Investors	$1,000/$50	$1,000/$50	$1,000/$50	n/a	$1 million/none

[1]

Different minimums may apply to clients of certain Service Agents. Contact your Service Agent for more information. Refer to the section entitled “Institutional investors and clients of eligible financial intermediaries — eligible investors” for additional information regarding the investment minimum and eligibility requirements for Institutional Investors and Clients of Eligible Financial Intermediaries.

26	Legg Mason Partners Funds

More information about the fund’s classes of shares is available through the Legg Mason Partners funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (redeemed within one year)

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To access the website, go to http://www.leggmason.com/individualinvestors and click on the name of the fund.

Legg Mason Partners Massachusetts Municipals Fund	27

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Please contact your Service Agent regarding the availability of Class FI shares. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose.

	KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class B and Class C	Up to 4.25%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	0.15% of average daily net assets	Class A shares (or, if offered, Exchange A shares) of funds sold by the distributor
Class B	• No initial sales charge • Contingent deferred sales charge declines over time • Converts to Class A after approximately 8 years • Generally higher annual expenses than Class A	None	Up to 4.50% charged when you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	0.65% of average daily net assets	Class B shares of funds sold by the distributor
Class C	• No initial or contingent deferred sales charge • Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase	0.70% of average daily net assets	Class C shares of funds sold by the distributor

28	Legg Mason Partners Funds

	KEY FEATURES	INITIAL SALES CHARGE	CONTINGENT DEFERRED SALES CHARGE	ANNUAL DISTRIBUTION AND/OR SERVICE FEES	EXCHANGE PRIVILEGE[1]
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class I	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors • Generally lower annual expenses than Class A, Class B, Class C and Class FI	None	None	None	Class I shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.

Legg Mason Partners Massachusetts Municipals Fund	29

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/ dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a service fee payable on Class A shares at an annual rate of up to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

AMOUNT OF INVESTMENT	SALES CHARGE AS A % OF OFFERING PRICE	SALES CHARGE AS A % OF NET AMOUNT	BROKER/DEALER COMMISSION AS A % OF OFFERING PRICE
Less than $100,000	4.25	4.44	4.00
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.15% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

30	Legg Mason Partners Funds

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or Funds Investor Services or Institutional Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you; or

•	your spouse, and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Certain funds and classes of shares of other funds sold by the distributor may not be combined until May 18, 2009. Please contact your Service Agent for additional information.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you; or

Legg Mason Partners Massachusetts Municipals Fund	31

•	your spouse, and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. In addition, you can include towards your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Certain funds and certain classes of shares of other funds sold by the distributor may not be credited toward your letter of intent asset goal until May 18, 2009. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a Legg Mason Partners fund in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

32	Legg Mason Partners Funds

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or access the Legg Mason Partners funds’ website, http://www.leggmason.com/individualinvestors, and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

YEAR AFTER PURCHASE	1ST	2ND	3RD	4TH	5TH	6TH THROUGH 8TH
Contingent deferred sales charge	4.50%	4%	3%	2%	1%	0%

LMIS will generally pay Service Agents selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell, and LMIS will retain the contingent deferred sales charges. Service Agents also receive an annual distribution/service fee of up to 0.15% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

SHARES ISSUED: AT INITIAL PURCHASE	SHARES ISSUED: ON REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS	SHARES ISSUED: UPON EXCHANGE FROM ANOTHER FUND SOLD BY LMIS
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Legg Mason Partners Massachusetts Municipals Fund	33

Class C shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS will generally pay Service Agents selling Class C shares a commission of up to 0.75% of the purchase price of the Class C shares they sell and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class FI shares

Class FI shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive a distribution/service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.

Class I shares

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares are not subject to any distribution or service fees.

34	Legg Mason Partners Funds

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeemed shares of a fund sold by the distributor and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners funds’ website, http://www.leggmason.com/individualinvestors, and click on the name of the fund

Legg Mason Partners Massachusetts Municipals Fund	35

Institutional investors and clients of eligible financial intermediaries — eligible investors

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally choose among three classes of shares: Class A, Class FI and Class I. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, B and C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities with direct relationships to the fund.

Class FI

Class FI shares are offered only to investors who invest in the fund through certain financial intermediaries. LMIS may pay Service Agents selling Class FI shares an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them starting immediately after purchase.

Class I

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class I shares prior to November 20, 2006 will be permitted to make additional investments in Class I shares.

36	Legg Mason Partners Funds

In addition to Institutional Investors, the following individuals may purchase Class I shares: 1) current employees of Legg Mason or its affiliates; 2) current and former board members of investment companies managed by affiliates of Legg Mason; 3) current and former board members of Legg Mason; and 4) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50.

Other considerations

Financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Please consult with your financial intermediary for more information about available share classes.

With respect to each of Class A, Class B, Class C, Class FI and Class I shares, as applicable, the fund may pay a fee for recordkeeping services performed for the share class.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Legg Mason Partners Massachusetts Municipals Fund	37

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the United States (including its territories) and resident aliens with a U.S. address are permitted to establish an account with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish an account with the fund.

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information for your order to be processed:

• Name of fund being bought

• Class of shares being bought

• Dollar amount or number of shares being bought

• Account number (if existing account)

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Investors should contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares.

For initial purchases, complete and send your account application to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

38	Legg Mason Partners Funds

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

Specify the name of the fund, the share class you wish to purchase and your account number (if existing account).

For more information, please call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:30 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent, or (iii) certain money market funds, in order to buy shares on a regular basis.

• Amounts transferred must meet the applicable minimums (see “Choosing a class of shares to buy — Investment minimums”)

• Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

• If you do not have sufficient funds in your account on a transfer date, your Service Agent or Funds Investor Services or Institutional Shareholder Services may charge you a fee

For more information, contact your Service Agent or Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Legg Mason Partners Massachusetts Municipals Fund	39

Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor. Shares of certain funds and certain classes of shares of other funds sold by the distributor are not available for exchange until May 18, 2009.
Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

• If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

• If you bought shares directly from the fund, contact the transfer agent to learn which funds are available to you for exchanges

• You may exchange shares of the fund only for shares of the same class of other funds, with one exception: if you wish to exchange Class A shares of the fund for shares of another fund that offers Exchange A shares, you may exchange your Class A shares only for Exchange A shares of the other fund

• Not all funds offer all classes

• Some funds are offered only in a limited number of states. Your Service Agent or the transfer agent will provide information about the funds offered in your state

• Remember that an exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account

• Always be sure to read the prospectus of the fund into which you are exchanging shares

40	Legg Mason Partners Funds

• Exchanges of Class A, B and C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made

Investment minimums, sales charges and other requirements

• In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange

• Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

• You will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

• Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares.

• If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective

• The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone	Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:30 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.

Legg Mason Partners Massachusetts Municipals Fund	41

Telephone exchanges may be made only between accounts that have identical registrations, and may be made on any day the New York Stock Exchange (“NYSE”) is open.
By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the address specified in “Redeeming Shares” below.
Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

• Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

• Each exchange must meet the applicable investment minimums for systematic investment plans (see “Choosing a class of shares to buy — Investment minimums”)

For more information, please contact your Service Agent or Funds Investor Services or Institutional Shareholder Services or consult the SAI.

42	Legg Mason Partners Funds

Redeeming shares

Generally

Contact your Service Agent or, if you hold shares directly with the fund, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to redeem shares of the fund. You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers with a signature guarantee before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption Proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Legg Mason Partners Massachusetts Municipals Fund	43

By mail	Contact your Service Agent, or if you hold shares directly with the fund, write to the fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504

Your written request must provide the following:

• The fund name, the class of shares to be redeemed, and your account number

• The dollar amount or number of shares to be redeemed

• Signatures of each owner exactly as the account is registered

• Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:30 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

• Name of fund being redeemed

• Class of shares being redeemed

• Account number

If you hold shares directly with the fund, redemptions of shares may be made by telephone in amounts up to $50,000 per day, on any day the NYSE is open for business.

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you when you authorize telephone redemptions.

44	Legg Mason Partners Funds

To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).
Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify you must own shares of the fund with a value of at least $10,000 and each automatic redemption must be at least $50.

The following conditions apply:

• Your shares must not be represented by certificates

• Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

• If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

• You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent or consult the SAI.

Legg Mason Partners Massachusetts Municipals Fund	45

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	Signature of each owner exactly as the account is registered

The transfer agent or Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for executing any such transactions.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

46	Legg Mason Partners Funds

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period,

Legg Mason Partners Massachusetts Municipals Fund	47

the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Frequent purchases and redemptions of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds also could be affected.

48	Legg Mason Partners Funds

Because of the potential harm to funds sold by the distributor and their long-term shareholders, the Board of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by the distributor. In the event that an exchange request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the fund’s policies and procedures, the fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds sold by the distributor. A committee established by the manager administers the policy. The policy provides that the committee will use its best efforts to restrict a shareholder’s trading privileges in distributor- sold funds if that shareholder has engaged in a total of four or more “Round Trips” (as defined below) across all distributor-sold funds during any rolling 12-month period. However, the committee has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful. In making such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the committee may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as

Legg Mason Partners Massachusetts Municipals Fund	49

requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into the fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of the fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by the distributor.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers or broker/dealers, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. The distributor has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The fund’s policies also require personnel such as the portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

50	Legg Mason Partners Funds

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or Funds Investor Services or Institutional Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Legg Mason Partners Massachusetts Municipals Fund	51

Dividends, distributions and taxes

Dividends and distributions

The fund’s policy is to declare daily dividends from net investment income. Dividends from net income are paid monthly. The fund generally makes distributions of capital gain, if any, once or twice a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Unless otherwise directed, distributions and dividends are reinvested in additional fund shares of the same class you hold without a sales charge. Alternatively, you can instruct your Service Agent or Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax, but may be subject to state or local income taxes. Exempt-interest dividends from Massachusetts municipal securities will also be exempt from Massachusetts state personal income tax. For other distributions, and when you redeem or exchange shares, you will generally have to pay federal income taxes, as well as any other state and local taxes. The following table summarizes the tax status to you of certain transactions related to the fund:

TRANSACTION	FEDERAL TAX STATUS	MASSACHUSETTS PERSONAL INCOME TAX STATUS
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year	Usually capital gain or loss; long-term only if shares owned more than one year

52	Legg Mason Partners Funds

TRANSACTION	FEDERAL TAX STATUS	MASSACHUSETTS PERSONAL INCOME TAX STATUS
Exempt-interest dividends	Exempt from federal income tax	Excluded from gross income if from interest on Massachusetts municipal securities
Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Long-term capital gain
Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund may realize capital gains on the sale of its securities or on transactions in futures contracts or other derivative instruments. The fund anticipates that it will normally not earn or distribute any long-term capital gains. The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates. You may want to avoid buying shares when the fund is about to declare a capital gain distribution because it will be taxable to you even though it may effectively be a return of a portion of your investment. Some exempt-interest dividends may be subject to the federal alternative minimum tax.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the fund may be subject to federal withholding tax. Most fund distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that fund distributions consist of ordinary dividends or other payments that are subject to withholding, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Distributions that are designated by the fund as “interest-related dividends” or short-term capital gain dividends” are generally exempt from such withholding for taxable years of the fund beginning before January 1, 2010. The fund currently does not expect to designate any distributions as

Legg Mason Partners Massachusetts Municipals Fund	53

“interest-related dividends” or “short-term capital gain dividends.” If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends (including exempt-interest dividends), and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

54	Legg Mason Partners Funds

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value(s) every day the NYSE is open. These calculations are done as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund calculates its net asset value(s) as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities and other assets for the purposes of determining the fund’s net asset value. The valuation of the fund’s assets is generally determined in good faith in accordance with these procedures. The Board has delegated most valuation functions for the fund to the manager. The procedures adopted by the Board cover types of assets in addition to those described below.

For certain derivative securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the market price is typically determined by independent third party pricing services approved by the fund’s Board that use a variety of techniques and methodologies.

The market price for debt obligations and certain derivative securities is generally the price supplied by an independent third party pricing service approved by the fund’s Board, which may use quotations from one or more brokers, a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

Legg Mason Partners Massachusetts Municipals Fund	55

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE.

If independent third party pricing services are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund may invest in securities rated below investment grade — some of which may be thinly-traded and for which market quotations may not be readily available or may be unreliable — the fund may use fair value procedures more frequently than funds that invest primarily in securities that are more widely traded.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value procedures to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. The valuation determined under the fair value procedures represents the amount determined in good faith that the fund might reasonably expect to receive upon the current sale of a security. However, there can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Therefore, investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

In order to buy, redeem or exchange shares at a day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

56	Legg Mason Partners Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years or since inception. No information is shown for Class FI because no Class FI shares were outstanding for the periods shown. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements. These financial statements have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor.

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30:
CLASS A SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$12.76	$12.88	$12.69	$12.93	$13.13
Income (loss) from operations:
Net investment income	0.53	0.53	0.56	0.58	0.60
Net realized and unrealized gain (loss)	(1.40)	(0.12)	0.20	(0.25)	(0.20)
Total income (loss) from operations	(0.87)	0.41	0.76	0.33	0.40
Less distributions from:
Net investment income	(0.53)	(0.53)	(0.57)	(0.57)	(0.59)
Net realized gains	—	—	—	—	(0.01)
Total distributions	(0.53)	(0.53)	(0.57)	(0.57)	(0.60)
NET ASSET VALUE, END OF YEAR	$11.36	$12.76	$12.88	$12.69	$12.93
Total return[2]	(7.08)%	3.25%	6.09%	2.58%	3.11%
NET ASSETS, END OF YEAR (000s)	$91,603	$86,459	$69,155	$46,714	$47,307
Ratios to average net assets:
Gross expenses	0.77%	0.93%[3]	0.88%	0.91%	0.87%
Net expenses[4]	0.75 [5]	0.75 [3,5,6]	0.75 [5]	0.85 [5]	0.86
Net investment income	4.25	4.13	4.43	4.49	4.56
Portfolio turnover rate	13%	21%	2%	12%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 0.93% and 0.75%, respectively.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

The manager voluntarily waived management fees and/or reimburse expenses at a rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for Class A shares to 0.75% of average net assets. The manager voluntarily waived management fees and/or reimburse expenses for Class B, Class C and Class I shares at the same rate as it waived their fees and/or reimburses expenses for Class A.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

Legg Mason Partners Massachusetts Municipals Fund	57

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30:
CLASS B SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$12.75	$12.87	$12.68	$12.92	$13.13
Income (loss) from operations:
Net investment income	0.45	0.43	0.50	0.50	0.52
Net realized and unrealized gain (loss)	(1.40)	(0.12)	0.18	(0.25)	(0.20)
Total income (loss) from operations	(0.95)	0.31	0.68	0.25	0.32
Less distributions from:
Net investment income	(0.45)	(0.43)	(0.49)	(0.49)	(0.52)
Net realized gains	—	—	—	—	(0.01)
Total distributions	(0.45)	(0.43)	(0.49)	(0.49)	(0.53)
NET ASSET VALUE, END OF YEAR	$11.35	$12.75	$12.87	$12.68	$12.92
Total return[2]	(7.66)%	2.46%	5.47%	2.00%	2.48%
NET ASSETS, END OF YEAR (000s)	$4,333	$6,691	$10,979	$13,873	$17,618
Ratios to average net assets:
Gross expenses	1.40%	1.68%[3]	1.47%	1.49%	1.40%
Net expenses[4]	1.37 [5]	1.50 [3,5,6]	1.34 [5]	1.44 [5]	1.39
Net investment income	3.61	3.39	3.88	3.90	4.03
Portfolio turnover rate	13%	21%	2%	12%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.68% and 1.50%, respectively.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

The manager voluntarily waived management fees and/or reimburse expenses at a rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for Class A shares to 0.75% of average net assets. The manager voluntarily waived management fees and/or reimburse expenses for Class B, Class C and Class I shares at the same rate as it waived their fees and/or reimburses expenses for Class A.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

58	Legg Mason Partners Funds

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30:
CLASS C SHARES[1]	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$12.74	$12.86	$12.67	$12.91	$13.11
Income (loss) from operations:
Net investment income	0.45	0.44	0.48	0.50	0.52
Net realized and unrealized gain (loss)	(1.40)	(0.11)	0.19	(0.25)	(0.20)
Total income (loss) from operations	(0.95)	0.33	0.67	0.25	0.32
Less distributions from:
Net investment income	(0.45)	(0.45)	(0.48)	(0.49)	(0.51)
Net realized gains	—	—	—	—	(0.01)
Total distributions	(0.45)	(0.45)	(0.48)	(0.49)	(0.52)
NET ASSET VALUE, END OF YEAR	$11.34	$12.74	$12.86	$12.67	$12.91
Total return[2]	(7.65)%	2.62%	5.43%	1.97%	2.50%
NET ASSETS, END OF YEAR (000s)	$16,116	$9,619	$5,970	$4,323	$4,915
Ratios to average net assets:
Gross expenses	1.36%	1.54%[3]	1.52%	1.52%	1.46%
Net expenses[4]	1.34 [5]	1.36 [3,5,6]	1.39 [5]	1.47 [5]	1.45
Net investment income	3.67	3.52	3.80	3.88	3.97
Portfolio turnover rate	13%	21%	2%	12%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the fund during the period. Without these fees, the gross and net expense ratios would have been 1.54% and 1.36%, respectively.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

The manager voluntarily waived management fees and/or reimburse expenses at a rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for Class A shares to 0.75% of average net assets. The manager voluntarily waived management fees and/or reimburse expenses for Class B, Class C and Class I shares at the same rate as it waived their fees and/or reimburses expenses for Class A.

[6]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

Legg Mason Partners Massachusetts Municipals Fund	59

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED NOVEMBER 30, UNLESS OTHERWISE NOTED:
CLASS I SHARES[1]	2008[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$12.78
Income (loss) from operations:
Net investment income	0.26
Net realized and unrealized loss	(1.41)
Total loss from operations	(1.15)
Less distributions from:
Net investment income	(0.27)
Total distributions	(0.27)
NET ASSET VALUE, END OF PERIOD	$11.36
Total return[3]	(9.11)%
NET ASSETS, END OF PERIOD (000s)	$352
Ratios to average net assets:
Gross expenses	0.55%[4]
Net expenses	0.52 [4,5,6]
Net investment income	4.36 [4]
Portfolio turnover rate	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period June 3, 2008 (inception date) to November 30, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

The manager voluntarily waived management fees and/or reimburse expenses at a rate necessary to limit total annual operating expenses, other than interest, brokerage, taxes and extraordinary expenses, for Class A shares to 0.75% of average net assets. The manager voluntarily waived management fees and/or reimburse expenses for Class B, Class C and Class I shares at the same rate as it waived their fees and/or reimburses expenses for Class A.

60	Legg Mason Partners Funds

Legg Mason Partners Funds Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus]

Legg Mason Partners Massachusetts Municipals Fund

You may visit the fund’s website at http://www.leggmason.com/individualinvestors for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent, Funds Investor Services or Institutional Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 or by writing to the fund at 55 Water St., New York, New York 10041.

Information about the fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act file no. 811-04254)

FD00226 03/09

March 30, 2009

LEGG MASON PARTNERS INCOME TRUST

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS INTERMEDIATE MATURITY CALIFORNIA MUNICIPALS FUND

LEGG MASON PARTNERS INTERMEDIATE MATURITY NEW YORK MUNICIPALS FUND

55 Water Street

New York, New York 10041

1-800-822-5544

1-888-425-6432

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the prospectuses of Legg Mason Partners Intermediate Maturity California Municipals Fund (the “California Fund”) and Legg Mason Partners Intermediate Maturity New York Municipals Fund (the “New York Fund” and, together with the California Fund, the “funds”) each dated March 30, 2009, as amended or supplemented from time to time, and is incorporated by reference in its entirety into each of the prospectuses.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each of the funds assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. The funds are series of Legg Mason Partners Income Trust (the “Trust”), a Maryland business trust. Certain historical information contained in this SAI for periods prior to April 16, 2007 is that of each fund’s predecessor.

Additional information about each fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. These reports contain financial statements that are incorporated herein by reference. Each fund’s prospectus and copies of these reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund (each called a “Service Agent”), by writing or calling the Trust at the address or telephone numbers set forth above, or by visiting the funds’ website at http://leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker-dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the sole and exclusive distributor for each fund.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

2

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Each fund is an open-end investment company and is currently classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”).

Each fund’s prospectus discusses the fund’s investment objective and strategies. The following discussion supplements the description of each fund’s investment strategies in its prospectus.

Investment Objectives

The California Fund seeks to provide California investors with as high a level of current income exempt from federal income taxes and California state personal income taxes as is consistent with the preservation of principal.

The New York Fund seeks to provide New York investors with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with the preservation of principal.

Principal Investment Strategies

The California Fund. Under normal circumstances, the fund invests at least 80% of its assets in investment grade California municipal securities or other investments with similar economic characteristics. California municipal securities include debt obligations issued by the State of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and related investments. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

The interest paid on California municipal securities is excluded from gross income for regular federal income tax and California personal income tax purposes, although it may be subject to the federal alternative minimum tax. As a result, the rate of interest paid on these securities normally is lower than the rate of interest paid on fully taxable securities.

Subject to the fund’s 80% policy, the fund may purchase other municipal securities whose interest is subject to California personal income taxes and other securities that pay interest that is subject to federal and/or state income taxes.

The fund may invest up to 20% of its net assets in securities that are below investment grade.

The fund can invest up to 20% of its assets in unrated securities that the subadviser determines to be equivalent to investment grade.

Instead of investing directly in particular securities, the fund may gain exposure to a security, an issuer, an index or basket of securities, or a market by investing through the use of instruments such as derivatives, including credit default swaps, futures contracts, synthetic instruments and other instruments that are intended to provide similar economic exposure. The fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures.

Maturity

The fund may invest in securities of any maturity. The fund normally maintains an average effective portfolio maturity of between three and ten years. If the fund’s effective maturity falls outside of this range, the fund will take action to bring it within its expected range within a reasonable period of time.

3

The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. The “effective” maturity of a security is not always the same as the stated maturity date. A number of factors, such as call features, sinking fund payments and the likelihood of prepayments, may cause the effective maturity to be shorter than the stated maturity. The “average effective portfolio maturity” of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity by the market value of the security. Average effective maturity takes into consideration all prepayments, puts, and adjustable coupons.

Credit quality

Under normal circumstances, the fund invests at least 80% of its assets in securities rated investment grade, or, if unrated, deemed to be of comparable credit quality by the subadviser. The fund may invest up to 20% of its assets in securities rated below investment grade or, if unrated, deemed to be of comparable quality by the subadviser. Securities rated below investment grade are commonly referred to as “junk bonds.”

In the event that a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps and warrants, and may purchase mortgage-related obligations and other derivative instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	As a means of enhancing returns

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivatives transactions may have a leveraging effect on the fund.

Certain risks associated with the use of derivatives are discussed in this SAI. Risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

The fund’s subadviser may choose not to make use of derivatives for a variety of reasons. Should the subadviser choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective in achieving the desired result.

4

The New York Fund. Under normal circumstances, the fund invests at least 80% of its assets in investment grade New York municipal securities or other investments with similar economic characteristics. New York municipal securities include debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and related investments. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

The interest paid on New York municipal securities is excluded from gross income for regular federal income tax and New York State and New York City personal income tax purposes, although it may be subject to the federal alternative minimum tax. As a result, the rate of interest paid on these securities normally is lower than the rate of interest paid on fully taxable securities.

Subject to the fund’s 80% policy, the fund may purchase other municipal securities whose interest is subject to New York State and New York City personal income taxes and other securities that pay interest that is subject to federal and/or state income taxes.

The fund may invest up to 20% of its net assets in securities that are below investment grade.

The fund can invest up to 20% of its assets in unrated securities that the subadviser determines to be equivalent to investment grade.

Instead of investing directly in particular securities, the fund may gain exposure to a security, an issuer, an index or basket of securities, or a market by investing through the use of instruments such as derivatives, including credit default swaps, futures contracts, synthetic instruments and other instruments that are intended to provide similar economic exposure. The fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures.

Maturity

The fund may invest in securities of any maturity. The fund normally maintains an average effective portfolio maturity of between three and ten years. If the fund’s effective maturity falls outside of this range, the fund will take action to bring it within its expected range within a reasonable period of time.

The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. The “effective” maturity of a security is not always the same as the stated maturity date. A number of factors, such as call features, sinking fund payments and the likelihood of prepayments, may cause the effective maturity to be shorter than the stated maturity. The “average effective portfolio maturity” of the fund is a weighted average of all the maturities of the securities in the portfolio, computed by weighting each security’s effective maturity by the market value of the security. Average effective maturity takes into consideration all prepayments, puts, and adjustable coupons.

Credit quality

Under normal circumstances, the fund invests at least 80% of its assets in securities rated investment grade, or, if unrated, deemed to be of comparable credit quality by the subadviser. The fund may invest up to 20% of its assets in securities rated below investment grade or, if unrated, deemed to be of comparable quality by the subadviser. Securities rated below investment grade are commonly referred to as “junk bonds.”

In the event that a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO.

5

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps and warrants, and may purchase mortgage-related obligations and other derivative instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	As a means of enhancing returns

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivatives transactions may have a leveraging effect on the fund.

Certain risks associated with the use of derivatives are discussed in this SAI. Risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

The fund’s subadviser may choose not to make use of derivatives for a variety of reasons. Should the subadviser choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective in achieving the desired result.

SUPPLEMENTAL INFORMATION REGARDING INVESTMENT PRACTICES AND RISK FACTORS

Additional Information

Each fund’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the funds. To the extent permitted by law and a fund’s investment policies, a fund may engage in the practices described below.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations”) generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to federal alternative minimum tax (“AMT”). Municipal

6

securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds

A fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under current federal income tax law, interest on Municipal Bonds issued after August 7, 1986 which are specified private activity bonds and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT that is imposed on individuals and corporations by the Code, though for regular federal income tax purposes such interest will remain fully tax-exempt. Interest on all tax-exempt obligations (including private activity bonds) will be included in “adjusted current earnings” of corporations for AMT purposes.

Industrial Development Bonds

A fund may invest in industrial development bonds (“IDBs”) issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal

7

property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the federal AMT.

Tender Option Bonds

A fund may purchase tender option bonds. A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate. (See the discussion of Structured Instruments, below.)

Municipal Leases

A fund may invest in participation interests (described below) in municipal leases or installment purchase contracts issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover a fund’s exposure.

Participation Interests

A fund may purchase from financial institutions tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations). A participation interest gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the fund. With respect to insurance, each fund will attempt to have the issuer of the participation interest bear the cost of the insurance, although a fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Although participation interests may be sold, each fund intends to hold them until maturity, except under the circumstances stated above. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

8

Municipal Notes

A fund may invest in state and municipal notes. There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-exempt Commercial Paper

A fund may invest in tax-exempt commercial paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments

A fund may invest in municipal bonds issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline a fund’s yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, a fund’s yield will increase and its shareholders will have reduced risk of capital depreciation.

Additional Risks Relating to Municipal Securities

Tax risk. The Internal Revenue Code of 1986, as amended (the “Code”) imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

9

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal and/or state income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by a fund and the value of the fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. Each fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal law risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and ratings risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of a fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix A for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Risks associated with sources of liquidity or credit support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by domestic or foreign entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or a fund’s share price. Banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

10

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the subadviser believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities in a fund’s portfolio may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of a fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Taxable Municipal Obligations

A fund may invest in taxable municipal obligations. The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service

11

payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The subadviser cannot predict at this time the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends

12

upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds is not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The subadviser cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, 34 smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 99%. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA

13

established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

Investments In a Single State

The primary purpose of investing in a portfolio of a single state’s municipal securities is the special tax treatment accorded the state’s resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state’s issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of a fund versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of state issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Municipal securities in which each fund’s assets are invested may include debt obligations of the municipalities and other subdivisions of the state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific details on each of these obligations in which fund assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by a fund, the minimum rating(s) requirements. See Appendix A for a description of ratings and rating criteria. Some municipal

14

securities may be rated based on a “moral obligation” contract, which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the “moral obligation” contract in the event of such non-appropriation.

Risks Relating to Investments in California and New York Municipal Securities and Other Municipal Obligations

California Risk Factors

The California Fund intends to invest a high proportion of its assets in California municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or California and the resulting impact on the state will not adversely affect the market value of California municipal obligations held by the California Fund or the ability of particular issuers to make timely payments of debt service on these obligations.

It should also be noted that the fiscal condition and creditworthiness of California may not have a direct relationship to the fiscal conditions or creditworthiness of other issuers or obligors of California municipal securities. There is no obligation on the part of the state of California to make payments on those securities in the event of default.

Appendix B to this SAI provides a general description of the state of California’s credit and financial conditions. Appendix B contains information from statements of issuers of California municipal obligations, does not purport to be complete and speaks only of the date indicated. The California Fund is not responsible for the accuracy, completeness or timeliness of this information.

New York Risk Factors

The New York Fund intends to invest a high proportion of its assets in municipal obligations of the state of New York and its political subdivisions, municipalities, agencies, instrumentalities and public authorities. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the state will not adversely affect the market value of New York municipal obligations held by the New York Fund or the ability of particular issuers to make timely payments of debt service on these obligations.

It should also be noted that the fiscal condition and creditworthiness of New York may not have a direct relationship to the fiscal conditions or creditworthiness of other issuers or obligors of New York municipal securities. There is no obligation on the part of the state of New York to make payments on those securities in the event of default.

Appendix C to this SAI provides a general description of the state of New York credit and financial conditions. Appendix C contains information from statements of issuers of New York municipal obligations, does not purport to be complete, and speaks only of the date indicated. The New York Fund is not responsible for the accuracy, completeness or timeliness of this information.

15

Other Risk Factors

Each of the funds may invest a portion of its assets in the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.

Puerto Rico Risk Factors. Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico. These bonds may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy. Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. As of August 2008, Puerto Rico has indicated that the current recession has contributed to reduced government revenues.

There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the funds or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning obligations of the government of Puerto Rico, see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of Puerto Rico’s credit and financial conditions, is based on information from statements of issuers of Puerto Rico municipal obligations (and, in the case of the above summary, other information issued by the commonwealth) and does not purport to be complete. The funds are not responsible for the accuracy, completeness or timeliness of this information.

Guam Risk Factors. Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in the Guam. These bonds may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

Guam, the westernmost territory of the U.S., is located 3,700 miles to the west-southwest of Honolulu, Hawaii and approximately 1,500 miles southeast of Tokyo, Japan. In 2008, the population of Guam was estimated to be 175,877.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, where approximately 80% of visitors to Guam originated in 2006, represents the primary source of income

16

for Guam’s economy. A weak economy, war, epidemic outbreaks such as SARS or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, super typhoons and earthquakes. The U.S. military presence also affects economic activity on Guam in various ways. Economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forego some or all of the planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

United States Virgin Islands Risk Factors. Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands. These bonds may be affected by political, social and economic conditions in the U.S. Virgin Islands. The following is a brief summary of factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about the size of Washington, D.C. The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. In 2008, the population of the U.S. Virgin Islands was estimated at 109,840.

With tourist visits of approximately two million annually, tourism accounts for seventy percent (70%) of the Gross Domestic Product (GDP). Tourism-related services help increase private sector employment. Other private sector employment include wholesale and trade, manufacturing (petroleum refining, textiles, electronics, pharmaceuticals and watch assembly) and construction and mining. HOVENSA, one of the world’s largest petroleum refineries is located on the island of St. Croix and is the Territory’s largest private sector employer. The agricultural sector is small, with most of the islands’ food being imported. International business and financial services are small but growing components of the economy.

Other Debt and Fixed Income Securities

A fund may invest in other debt and fixed income securities. These securities share three principal risks: First, the level of interest income generated by a fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of a fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of a fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when a fund’s duration or average maturity is longer. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay. Common types of these instruments, and their associated risks, are discussed below.

Bank Obligations

A fund may invest in all types of bank obligations, including certificates of deposit (“CDs”) and bankers’ acceptances. U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of CDs of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

17

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of state branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Deferred Interest Bonds

A fund may invest in deferred interest bonds, which are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

High Yield Securities

High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a fund to purchase and may also have the effect of limiting the ability of a fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

18

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by a fund may decline more than a portfolio consisting of higher rated securities. If a fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require sale of these securities by the fund, but the subadviser will consider the event in determining whether the fund should continue to hold the security.

Structured Notes and Related Instruments

A fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. These structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

U.S. Government Obligations

U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as Ginnie Mae certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac). U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a

19

claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

A fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters may provide a fund with a certain degree of protection against rising interest rates, the fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

A fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that a fund is not entitled to exercise its demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Zero Coupon and Pay-In-Kind Securities

A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. A fund investing in zero coupon bonds generally accrues income on such securities prior to the receipt of cash payments. Since each fund must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, to the extent that a fund invests in zero coupon bonds, it may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

20

Derivative Instruments—Options, Futures and Other Strategies

General. Each fund may invest in certain options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities, various mortgage-related obligations and other derivative instruments (collectively, “Financial Instruments”) to, among other things, attempt to hedge its investments or attempt to enhance its return or yield through non-hedging strategies. Except as otherwise provided in the prospectus, this SAI or by applicable law, each fund may purchase and sell any type of Financial Instrument.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (the “SEC”), the several exchanges upon which they are traded and the Commodity Futures Trading Commission. In addition, each fund’s ability to use Financial Instruments may be limited by tax considerations.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s portfolio. Thus, in a short hedge a fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

In addition to the instruments, strategies and risks described below, the subadviser expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadviser may utilize these opportunities to the extent that they are consistent with each fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. The funds might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below, and may result in losses to a fund. In general, these techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to a fund. A fund’s use of derivatives may also increase the amount of taxes payable by its shareholders.

Successful use of most Financial Instruments depends upon the subadviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

21

A fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

A fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a fund.

Certain Risks Associated with Hedging Strategies. There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities or other assets being hedged.

Because there are a limited number of types of exchange-traded Financial Instruments, it is likely that the standardized contracts available will not match a fund’s current or anticipated investments exactly. A fund may invest in Financial Instruments based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the position in Financial Instruments will not track the performance of the fund’s other investments.

Prices of Financial Instruments can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund’s portfolio investments well. Prices of Financial Instruments are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the markets for Financial Instruments and the securities markets, from structural differences in how Financial Instruments and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell Financial Instruments with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund’s positions in Financial Instruments are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a fund entered into a short hedge because its subadviser projected a decline in the price of a security in the fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

Cover. Transactions using Financial Instruments, other than purchased options, expose a fund to an obligation to another party. Each fund will comply with SEC guidelines regarding cover for these instruments

22

and will, if the guidelines so require, segregate on its books cash or liquid assets in the prescribed amount as determined daily. A fund may cover such transactions using other methods currently or as may be permitted in the future under the 1940 Act or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by a fund.

Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund’s assets to cover in accounts could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

Each fund may purchase call options for any purpose. For example, a call option may be purchased by a fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit a fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the fund either sells or exercises the option, any profit realized would be reduced by the premium.

Each fund may purchase put options for any purpose. For example, a put option may be purchased by a fund as a short hedge. The put option enables a fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit a fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

Writing put or call options can enable a fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, a fund may also suffer a loss as a result of writing options. For example, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, a fund would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a fund will be obligated to sell the security or currency at less than its market value. If the call option is an over the counter (“OTC”) option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions.

23

Each fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that a fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives a fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options may result in a fund’s net asset value being more sensitive to changes in the value of the related instrument. The funds may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund, as well as the loss of any expected benefit of the transaction.

A fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If a fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or other instrument. Options purchased by a fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a fund

24

writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund, as a call writer, will not learn that the fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, a fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of Financial Instrument called for in the contract in a specified delivery month at a stated price. A fund may invest in single security futures contracts to the extent permitted by applicable law. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income

25

or yield. To the extent permitted by applicable law and a fund’s investment policies, a fund may also write call and put options on futures contracts that are not covered.

In addition, futures strategies can be used to manage the average duration of a fund’s fixed income portfolio. If the subadviser wishes to shorten the average duration of a fund’s fixed income portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the subadviser wishes to lengthen the average duration of a fund’s fixed income portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for non-hedging purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a fund’s obligations to or from a futures broker. When a fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In contrast, when a fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying securities or currencies, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, a fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, a fund realizes a gain, or if it is less, the fund realizes a loss. A fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. A fund

26

would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Each fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the subadviser may still not result in a successful transaction. Of course, the subadviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

Where index futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

To the extent such instruments are permitted by applicable law and a fund’s investment policies, the fund may invest in security futures. Such investments are expected to be subject to risks similar to those of index future investing.

27

Combined Positions. The funds may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover. The funds’ options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. The funds may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of their portfolio, to protect against any increase in the price of securities the funds anticipate purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by a fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price and yield because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency.

Each fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non- U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the fund’s cost to enter into the credit default swap.

28

Each fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to a fund in the event of a default.

The net amount of the excess, if any, of a fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be maintained as collateral. A fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain collateral as required by SEC guidelines from time to time with respect to caps and floors written by the fund.

Forward Commitments and When-Issued Securities. The funds may enter into commitments to purchase securities on a “forward commitment” basis, including purchases on a “when-issued” basis or a “to be announced” basis. When such transactions are negotiated, certain terms may be fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Such securities are often the most efficiently priced and have the best liquidity in the bond market. During the period between commitment and settlement, no payment is made by the purchaser for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. In a “to be announced” transaction, a fund commits to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage-backed securities transactions.

The funds may sell the securities subject to a forward commitment purchase, which may result in a gain or loss. When a fund purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen. Depending on market conditions, a fund’s forward commitment purchases could cause its net asset value to be more volatile. The funds may also enter into a forward commitment to sell securities they own and will generally do so only with the intention of actually delivering the securities. The use of forward commitments enables a fund to hedge against anticipated changes in interest rates and prices. In a forward sale, a fund does not participate in gains or losses on the security occurring after the commitment date. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined.

Forward commitment transactions involve additional risks similar to those associated with investments in options and futures contracts.

Flexibility. Generally, the foregoing is not intended to limit the funds’ investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the funds as broadly as possible. Statements concerning what the funds may do are not intended to limit any other activity. Each fund maintains the flexibility to use Financial Instruments for any purpose consistent with applicable law and any express limitations in the fund’s SAI or prospectus.

Repurchase Agreements

A fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. All

29

repurchase agreements entered into by a fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to an amount of the loan, including interest thereon, and a fund or its custodian shall have control of the collateral, which the subadviser believes will give the applicable fund a valid, perfected security interest in the collateral. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

Pursuant to an exemptive order issued by the SEC, a fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to a fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements and Other Borrowings

A fund may engage in reverse repurchase agreements or other borrowing transactions as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. A fund may also engage in reverse repurchase agreements or other borrowing transactions in order to reinvest the proceeds in other securities or instruments.

A reverse repurchase agreement is a transaction in which a fund sells a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the fund agrees to repurchase the instrument at an agreed-upon time (normally within seven days) and at a price that is greater than the price that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash.

When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, any fluctuations in the market value of either the securities the fund is committed to repurchase from the other party or any securities in which the proceeds are invested would affect the market value of the fund’s assets. In addition, if the fund is not able to reinvest the proceeds of the agreement at a rate equal to or higher than the rate that it is obligated to pay under the reverse repurchase agreement, engaging in the agreement will lower the fund’s income.

At the time a fund enters into a reverse repurchase agreement, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the agreement. The fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

Although a reverse repurchase agreement receives special treatment in the event of the bankruptcy or insolvency of one of the parties, there still may be delays and costs involved in a fund’s exercising its rights under the agreement.

Borrowing may make the value of an investment in a fund more volatile and increase the fund’s overall investment exposure. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the portfolio managers’ strategy and the ability of the fund to comply with certain provisions of the Code in order to provide pass-though tax treatment to shareholders. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

30

Restricted and Illiquid Securities

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Securities sold through private placements are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and are not subject to the disclosure and other investor protection requirements that may be applicable if the securities were so registered.

To the extent required by applicable law and SEC guidance, no securities for which there is not a readily available market (“illiquid securities”) will be acquired by a fund if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the fund’s net assets. An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the fund has valued the security. Illiquid securities may be difficult to value, and a fund may have difficulty disposing of such securities promptly.

Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The funds intend to rely on this rule, to the extent appropriate, to deem specific securities acquired through private placement as “liquid.” The Board of Trustees (the “Board”) has delegated to the subadviser the responsibility for determining whether a particular security eligible for trading under this rule is “liquid.” Investing in these restricted securities could have the effect of increasing a fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, each subadviser, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid for purposes of limitations on the amount of illiquid investments a fund may own. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

Stand-By Commitments

A fund may acquire “stand-by commitments” with respect to municipal obligations held in its portfolio. Under a stand-by commitment a dealer agrees to purchase, at a fund’s option, specified municipal obligations at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise.

Because a fund may invest in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the fund and affect its share price. A fund will acquire stand-by commitments to facilitate fund liquidity and may or may not exercise rights thereunder for trading purposes. A fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal obligation and similarly decreasing such security’s yield to investors. Gains realized in connection with stand-by commitments will be taxable.

31

Subordinated Securities

A fund may invest in securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are deemed by the subadviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Short-Term Trading

Fund transactions will be undertaken principally to accomplish a fund’s investment objective in relation to anticipated movements in the general level of interest rates, but a fund may also engage in short-term trading consistent with its investment objective.

New Investment Products

New types of derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, a fund expects to invest in those new types of securities and instruments that its subadviser believes may assist the fund in achieving its investment objective.

Alternative Investment Strategies and Temporary Investments

At times the subadviser may judge that conditions in the securities markets make pursuing a fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, the subadviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of a fund’s assets. In implementing these defensive strategies, a fund may invest without limit in securities that the subadviser believes present less risk to the fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities the subadviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of a fund may diverge from the duration range for that fund disclosed in its prospectus (if applicable). It is impossible to predict when, or for how long, a fund will use these alternative strategies. As a result of using these alternative strategies, a fund may not achieve its investment objective.

Non-Diversified Classification

Each fund is currently classified as a non-diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. A non-diversified fund is not subject to these limitations. Therefore, a non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, each fund is subject to greater risk than a diversified fund. Under the 1940 Act, the funds may change their classification from non-diversified to diversified without shareholder approval.

Each fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code, which will relieve a fund of any liability for federal income taxes to the extent its

32

earnings are distributed to shareholders. To so qualify, among other requirements, each fund will limit its investments so that, at the close of each quarter of its taxable year, (a) not more than 25% of the market value of the fund’s total assets will be invested in the securities (other than U.S. government securities and securities of other regulated investment companies) of a single issuer, and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer.

Ratings as Investment Criteria

In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by a fund as initial criteria for the selection of portfolio securities, but a fund also will rely upon the independent advice of the subadviser to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A to this SAI contains further information concerning the rating categories of NRSROs and their significance.

Lending of Portfolio Securities

Consistent with applicable regulatory requirements, a fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by a fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, the fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund or portfolio a fee for use of the borrowed securities. The fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, a fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If the subadviser determines to make loans, it is not intended that the value of the securities loaned by the fund would exceed 33 1/3% of the value of its net assets.

PORTFOLIO TRANSACTIONS

Subject to policies as may be established by the funds’ Board from time to time, the subadviser is primarily responsible for each fund’s portfolio decisions and the placing of each fund’s portfolio transactions.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers, except where it is believed that better prices and executions

33

may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

Pursuant to its sub-advisory agreements, the subadviser is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the funds and/or the other accounts over which the manager or the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a fund’s subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers who effect securities transactions for a fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing a fund. Not all of these research services are used by the subadviser in managing any particular account, including the funds.

For the fiscal year ended November 30, 2008, the funds did not direct any amounts to brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

Each fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The funds’ Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

Effective December 1, 2007, Citigroup Global Markets, Inc. (“CGMI”) no longer serves as a distributor of the funds.

The funds did not pay any brokerage commissions during their past three fiscal years. For each of the fiscal years ended November 30, 2007 and November 30, 2008, the funds did not pay any brokerage commissions to LMIS or its affiliates.

As of November 30, 2008, the funds did not hold any securities issued by the funds’ regular broker-dealers.

34

In certain instances, there may be securities that are suitable as an investment for one of the funds as well as for one or more of the subadviser’s other clients. Investment decisions for the funds and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same manager, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a fund. When purchases or sales of the same security for one of the funds and for other funds managed by the subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

For reporting purposes, a fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. The funds’ portfolio turnover rates generally are not expected to exceed 100%, but portfolio turnover rate will not be a limiting factor should a fund’s subadviser deem it advisable to purchase or sell securities.

For the fiscal years ended November 30, 2007 and 2008, each fund’s portfolio turnover rates were as follows:

Fund	Fiscal Year Ended November 30, 2008	Fiscal Year Ended November 30, 2007
California Fund	23%	10%
New York Fund	22%	11%

Increased portfolio turnover necessarily results in correspondingly greater transaction costs which must be paid by a fund. Portfolio turnover will not be a limiting factor should the subadviser deem it advisable to purchase and sell securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

For funds in the Legg Mason Partners family of funds, each fund’s board of trustees has adopted policies and procedures developed by the fund’s manager with respect to the disclosure of the fund’s portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the fund’s distributor, or its affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

35

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter-end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month-end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a Legg Mason or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A fund’s sector weightings, yield and duration (for fixed income funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees (defined below) and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor Legg Mason, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by a fund’s board of trustees.

The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported annually to a fund’s board of trustees.

Generally, the funds disclose their complete portfolio holdings approximately 25 days after calendar quarter-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors.

36

Set forth below is a list, as of December 31, 2008, of those parties with whom LMPFA, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination

State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None

Institutional Shareholders Services (Proxy Voting Services)	As necessary	None

Bloomberg	Quarterly	25 Days after Quarter-End

Lipper	Quarterly	25 Days after Quarter-End

S&P	Quarterly	25 Days after Quarter-End

Morningstar	Quarterly	25 Days after Quarter-End

Vestek	Daily	None

Factset	Daily	None

The Bank of New York	Daily	None

Thomson	Semi-annually	None

Dataware	Daily	None

ITG	Daily	None

Portfolio holdings information for each fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination

Baseline	Daily	None

Frank Russell	Monthly	1 Day

Callan	Quarterly	25 Days after Quarter-End

Mercer	Quarterly	25 Days after Quarter-End

eVestment Alliance	Quarterly	25 Days after Quarter-End

CRA RogersCasey	Quarterly	25 Days after Quarter-End

Cambridge Associates	Quarterly	25 Days after Quarter-End

Marco Consulting	Quarterly	25 Days after Quarter-End

Wilshire	Quarterly	25 Days after Quarter-End

Informa Investment Services (Efron)	Quarterly	25 Days after Quarter-End

CheckFree (Mobius)	Quarterly	25 Days after Quarter-End

Nelsons Information	Quarterly	25 Days after Quarter-End

Investor Tools	Daily	None

Advent	Daily	None

BARRA	Daily	None

37

Recipient	Frequency	Delay before dissemination

Plexus	Quarterly (Calendar)	1-3 Business Days after Quarter-End

Elkins/McSherry	Quarterly (Calendar)	1-3 Business Days after Quarter-End

Quantitative Services Group	Daily	None

AMBAC	Daily	None

Deutsche Bank	Monthly	6-8 Business Days

Fitch	Monthly	6-8 Business Days

Liberty Hampshire	Weekly and Month-End	None

SunTrust	Weekly and Month-End	None

New England Pension Consultants	Quarterly	25 Days after Quarter-End

Evaluation Associates	Quarterly	25 Days after Quarter-End

Watson Wyatt	Quarterly	25 Days after Quarter-End

S&P (Rating Agency)	Weekly Tuesday Night*	1 Business Day*

Moody’s (Rating Agency)	Monthly*	6-8 Business Days*

Electra Investment Systems	Daily	None

SunGard	Daily	None

*	For a money market fund, the frequency of the release of information to this recipient may be weekly and there may be no delay in the release of the information.

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties who have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account may be able to infer the portfolio holdings of the fund from the portfolio holdings in the investor’s account.

INVESTMENT POLICIES

Each fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of a fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a fund meeting, if the holders of more than 50% of the voting securities of the fund are present or represented by proxy, or (b) more than 50% of voting securities of the fund. The Board may change non-fundamental restrictions at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Each fund’s investment objective is non-fundamental.

38

Fundamental Investment Policies

The Trust’s fundamental investment policies with respect to each fund are as follows:

1. The fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2. The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3. The fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4. The fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5. The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6. The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7. Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

8. Under normal circumstances, the fund invests at least 80% of its assets, in its state’s investment grade municipal securities or other investments with similar economic characteristics.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus, subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently the funds do not contemplate borrowing money for leverage, but if a fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

39

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The funds also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies

40

whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to investments in municipal securities set forth in (8) above, each fund considers any investment in municipal securities that pay interest subject to the AMT as part of the 80% of the fund’s assets to be invested in municipal securities.

The funds’ fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies

Under the non-fundamental investment policies adopted by the Trust, each fund is prohibited from:

1. Purchasing any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

41

2. Investing in oil, gas or other mineral leases or exploration or development programs.

3. Writing or selling puts, calls, straddles, spreads or combinations of those transactions, except as permitted under the fund’s investment objective and policies.

4. Making investments for the purpose of exercising control of management.

MANAGEMENT

The business and affairs of the funds are managed by or under the direction of the Board. The Board elects officers who are responsible for the day-to-day operations of the funds and who execute policies authorized by the Board.

The Trustees, including the Trustees of a fund who are not “interested persons” of the fund (the “Independent Trustees”), as defined in the 1940 Act, and executive officers of each fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

Name and Year of Birth	Position(s) with Fund	Term of Office[1] and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Independent Trustees:
Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	66	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); formerly, Director, Alzheimer’s Association (New England Chapter)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); former Special Advisor to the President, Texas A&M University (2002 to 2003); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)	66	None

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	66	None

42

Name and Year of Birth	Position(s) with Fund	Term of Office[1] and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	66	None

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	66	None

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)	66	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	66	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	66	None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002)	66	None

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	66	Chairman since 2005 and Trustee since 2000, Eclipse Funds (3 funds); Chairman since 2005 and Director since 1990, Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since June 2007); Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since June 2007)

43

Name and Year of Birth	Position(s) with Fund	Term of Office[1] and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	66	Director, Cardinal Financial Corporation (since November 2006); Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	66	None
Interested Trustee and Officer:

R. Jay Gerken, CFA[3] Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 158 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); Formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	145	Former Trustee, Consulting Group Capital Markets Funds (2002 to 2006)

[1]	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason Partners fund complex.

[3]	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Fund	Term of Office[1] and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
Additional Officers:
Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason, Inc. (since 2006); Managing Director of Compliance at Legg Mason & Co (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM) and other affiliated investment advisory entities) (2002 to 2005)

44

Name, Year of Birth and Address	Position(s) with Fund	Term of Office[1] and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
David Castano Born 1971 55 Water Street New York, NY 10041	Controller	Since 2007	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (2004 to 2006); Supervisor at UBS Global Asset Management (2003 to 2004); Prior to 2003, Accounting Manager at CAM

John Chiota Born 1968 100 First Stamford Place Stamford, CT 06902	Chief Anti- Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

Robert I. Frenkel Born 1954 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003); Formerly, Secretary of CFM (2001 to 2004)

Frances M. Guggino Born 1957 55 Water Street New York, NY 10041	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. (since 2005); Director at CAM (1992 to 2005); Treasurer and/ or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)

Jeanne M. Kelly Born 1951 620 Eighth Ave New York, NY 10018	Senior Vice President	Since 2007	Managing Director, Legg Mason & Co., LLC (since 2005); Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); formerly, Director - Global Fund Administration, Citigroup Asset Management (from 1996 - 2005)

Thomas C. Mandia Born 1962 100 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

Matthew Plastina Born 1970 55 Water Street New York, NY 10041	Controller	Since 2007

Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with

Legg Mason (2002 to 2007)

[1]	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the funds receive no compensation from the funds, although they may be reimbursed by the funds for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has four standing committees: the Audit Committee, Nominating and Governance Committee (referred to as the Nominating Committee), Investment and Performance Committee (referred to as the Performance Committee) and Pricing Committee. Each of the Audit, Nominating and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

45

The Audit Committee oversees, among other things, the scope of the funds’ audit, the funds’ accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the funds, and the qualifications and independence of the funds’ independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the funds’ independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the funds by the independent registered public accounting firm and all permissible non-audit services provided by the funds’ independent registered public accounting firm to the manager and any affiliated service providers if the engagement relates directly to the funds’ operations and financial reporting.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the funds’ investment management and subadvisory arrangements.

The Pricing Committee is charged with determining the fair value prices for securities when required.

46

The Trust’s Board oversees all of the fixed-income-type funds in the fund complex. The Board met          times during the funds’ last fiscal year. The Audit, Nominating, Performance and Pricing Committees met eight, four, four and twelve times, respectively, during the funds’ last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the funds and other investment companies in the fund complex supervised by the Trustees as of December 31, 2008.

Name	Dollar Range of Equity Securities in the California Fund	Dollar Range of Equity Securities in the New York Fund	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee
Independent Trustees:
Elliott J. Berv	None	None	None
A. Benton Cocanougher	None	None	Over $100,000
Jane F. Dasher	None	None	Over $100,000
Mark T. Finn	None	None	Over $100,000
Rainer Greeven	None	None	$10,001 - $50,000
Stephen Randolph Gross	None	None	None
Richard E. Hanson, Jr.	None	None	Over $100,000
Diana R. Harrington	None	None	$10,001 - $50,000
Susan M. Heilbron	None	None	$10,001 - $50,000
Susan B. Kerley	None	None	Over $100,000
Alan G. Merten	None	None	Over $100,000
R. Richardson Pettit	None	None	Over $100,000

Interested Trustee:
R. Jay Gerken	None	None	Over $100,000

As of February 15, 2009, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the funds’ manager or subadviser or LMIS, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, the subadviser or the distributor of the funds.

Information regarding compensation paid by the funds to their Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund pays a pro rata share of the Trustee fees based upon asset size. Each fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $160,000, plus $20,000 for each regularly scheduled Board meeting attended in person and $2,500 for certain telephonic Board and committee meetings in which that Trustee participates. The lead Independent Trustee will receive an additional $25,000 per year and the chairs of the Audit Committee and Performance Committee will each receive an additional $15,000 per year.

47

The Trustees took office in April 2007. Information regarding the compensation paid to the Trustees is shown below:

Name	Aggregate Compensation for Fiscal Year Ended November 30, 2008		Total Pension or Retirement Benefits Paid as Part of Fund Expenses for Fiscal Year Ended November 30, 2008	Total Compensation from Fund Complex Paid to Trustee for Calendar Year Ended December 31, 2008	Number of Portfolios in Fund Complex Overseen by Trustee for Fiscal Year Ended November 30, 2008
	California Fund	New York Fund
Independent Trustees:
Elliott J. Berv	$101	$137	[1]	$267,000	68
A. Benton Cocanougher	$111	$150	[1]	$292,000	68
Jane F. Dasher	$101	$147	$0	$284,000	68
Mark T. Finn	$101	$137	[1]	$259,900	68
Rainer Greeven	$100	$136	$0	$259,000	68
Stephen Randolph Gross	$106	$144	[1]	$280,500	68
Richard E. Hanson, Jr.	$101	$137	$0	$267,000	68
Diana R. Harrington	$108	$146	[1]	$281,500	68
Susan M. Heilbron	$101	$137	$0	$267,000	68
Susan B. Kerley	$101	$137	[1]	$263,000	68
Alan G. Merten	$100	$135	[1]	$262,000	68
R. Richardson Pettit	$102	$138	[1]	$265,000	68

Interested Trustee:
R. Jay Gerken[2]	$0	$0	$0	$0	149

[1]

Pursuant to prior retirement plans, certain Trustees have received or are entitled to receive benefits as follows: Mr. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Finn: $306,079; Mr. Gross: $318,788; Ms. Harrington: $348,670; Ms. Kerley: $217,984; Mr. Merten: $405,257; and Mr. Pettit: $424,976. Each fund formerly overseen by these Trustees will pay a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have reimbursed these funds an amount equal to 50% of these benefits.

[2]	Mr. Gerken was not compensated for his services as a Trustee because of his affiliation with the manager.

As of March 15, 2009, all Trustees and officers as a group owned less than 1% of the outstanding shares of each fund.

To the knowledge of the funds, as of March 15, 2009, the following persons owned beneficially or of record 5% or more, as indicated, of the outstanding shares of the following Classes of each fund.

Fund	Class	Name and Address	Percent of Class
New York Fund	A	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills MD 21117-5184	68.9%

	A	Morgan Stanley & Co Inc Attn Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	7.3%

	C	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills MD 21117-5184	62.4%

48

Fund	Class	Name and Address	Percent of Class
	C	NFS LLC FEBO Montrose Properties Ltd Nathaniel Aryeh 195 West Shore Road Great Neck NY 11024	5.5%

	I	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills MD 21117-5184	90.1%

California Fund	A	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills MD 21117-5184	67.9%

	C	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills MD 21117-5184	41.7%

	C	Morgan Stanley & Co Inc Attn Mutual Funds Operations Harborside Financial Center Plaza Two 2nd Floor Jersey City NJ 07311	29.0%

	I	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills MD 21117-5184	84.8%

	I	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	10.6%

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager and provides certain oversight services to each fund pursuant to an investment management agreement (each, a “Management Agreement”). LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of certain other Legg Mason-sponsored funds. As of December 31, 2008, LMPFA’s total assets under management were approximately $172 billion. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2008, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $698 billion.

The manager has agreed, under the Management Agreement, subject to the supervision of the funds’ Board, to provide each fund with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The

49

manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into sub-advisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the manager, each fund pays the manager a fee computed daily at an annual rate of the fund’s average daily net assets as described below. The manager also performs administrative and management services necessary for the operation of each fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the fund’s existence, and (v) maintaining the registration or qualification of the fund’s shares under federal and state laws.

Each Management Agreement will continue in effect from year to year, provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of a fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of a fund on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. The Management Agreement is not assignable by the Trust except with the consent of the manager.

Each Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for a fund, but the manager is not protected against any liability to the fund to which the manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its duties or reckless disregard of its obligation and duties under the Management Agreement.

For its services under each Management Agreement, LMPFA receives an investment management fee equal to 0.50% of a fund’s average daily net assets calculated daily and payable monthly. LMPFA may reimburse a fund or waive all or a portion of its management fees.

For the period from December 1, 2005 through July 31, 2006, SBFM served as the manager to each fund under the same fee schedule described above.

For the fiscal years ended November 30, 2006, 2007 and 2008, the management fees for the California Fund were as follows:

	Management Fees Accrued		Waivers and/or Expense Reimbursements	Net Management Fees Paid
2008	$414,067		$82,813	$331,254
2007	$321,619		$64,324	$257,295
2006	$368,932	[1]	$78,943	$289,989

[1]

The California Fund accrued management fees of $117,538 with respect to the management services provided by LMPFA for the period from August 1, 2006 through November 30, 2006. The California Fund accrued management fees of $251,394 with respect to the management services provided by SBFM for the period from December 1, 2005 through July 31, 2006.

50

For the fiscal years ended November 30, 2006, 2007 and 2008, the management fees for the New York Fund were as follows:

	Management Fees Accrued		Waivers and/or Expense Reimbursements	Net Management Fees Paid
2008	$561,557		$44,925	$516,632
2007	$524,241		$41,939	$482,302
2006	$588,979	[1]	$55,353	$533,626

[1]

The New York Fund accrued management fees of $187,053 with respect to the management services provided by LMPFA for the period from August 1, 2006 through November 30, 2006. The New York Fund accrued management fees of $401,926 with respect to the management services provided by SBFM for the period from December 1, 2005 through July 31, 2006.

Subadviser

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of each fund as subadviser pursuant to a sub-advisory agreement (each, a “Sub-Advisory Agreement”). Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2008, the total assets under management of Western Asset and its supervised affiliates were approximately $513.3 billion.

Western Asset is a wholly-owned subsidiary of Legg Mason.

Under each Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will manage a fund’s portfolio in accordance with the fund’s stated investment objective and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the fund.

Each Sub-Advisory Agreement will continue in effect from year to year, provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of a fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of a fund (as defined in the 1940 Act) may terminate a Sub-Advisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the subadviser. The subadviser may terminate a Sub-Advisory Agreement on 90 days’ written notice to a fund and the manager. The manager and the subadviser may terminate a Sub-Advisory Agreement upon their mutual written consent. A Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined by the 1940 Act) by the subadviser and shall not be assignable by the manager without the consent of the subadviser.

Each Sub-Advisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Sub-Advisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for a fund, but the subadviser is not protected against any liability to the fund or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

51

As compensation for its sub-advisory services, the manager will pay the subadviser a fee equal to 70% of the management fee paid to LMPFA by each fund, net of expense waivers and reimbursements. For the fiscal year ended November 30, 2008, the manager paid the subadviser sub-advisory fees of $231,877 for California Fund and $361,642 for New York Fund.

Expenses

In addition to amounts payable under each Management Agreement and the Distribution Plan (as discussed below), each fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Trustees and employees; litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Trustees and officers with respect thereto.

Management may agree to waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/or reimbursements are described in a fund’s prospectus. The contractual and voluntary fee waivers and/or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time, (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes, and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund or class or the acquisition of all or substantially all of the assets of another fund or class, (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm), and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time.

A voluntary expense cap may be reduced or terminated at any time. In order to implement a voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the voluntary expense cap and recapture arrangement.

52

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, each of the funds, the manager, the subadviser and the distributor has adopted a Code of Ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by each fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the Code of Ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the funds, the manager, the subadviser and the distributor are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or the subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for each fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and a fund, the board of directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to each fund as required for each fund to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to a fund’s portfolio securities are voted and are attached as Appendix E to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling (888) 425-6432, (2) on the funds’ website at http://www.leggmason.com/individualinvestors, and (3) on the SEC’s website at http://www.sec.gov.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report on each fund’s financial statements and financial highlights for the fiscal year ending November 30, 2009.

Counsel

Bingham McCutchan LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as counsel to each fund.

Sullivan & Worcester LLP, located at 1666 K Street, N.W., Washington, DC 20006, serves as counsel to the Independent Trustees.

53

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the funds. State Street, among other things: maintains a custody account or accounts in the name of each fund; receives and delivers all assets for the funds upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the funds; and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies, nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. Each fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as each fund’s securities lending agent, and in that case, would receive a share of the income generated by such activities.

Following the close of business on April 3, 2009, Boston Financial Data Services, Inc. (on and after April 4, 2009, the “transfer agent”), located at 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as each fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by each fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for out-of-pocket expenses.

Prior to close of business on April 3, 2009, PNC Global Investment Servicing (U.S.) Inc. (“PNC” or, until close of business on April 3, 2009, “the transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as each fund’s transfer agent. Under the transfer agency agreement, PNC maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by each fund. For these services, PNC receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for out-of-pocket expenses.

Distributor

LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, serves as each fund’s sole and exclusive distributor pursuant to a written agreement dated December 1, 2005, as amended (the “Distribution Agreement”). Prior to December 1, 2007, CGMI, an indirect subsidiary of Citigroup Inc., served as a co-distributor of the funds along with LMIS.

Under the Distribution Agreement, the distributor is appointed as non-exclusive principal underwriter and distributor in connection with the offering and sale of shares of each fund. The distributor offers the shares on an agency or “best efforts” basis under which a fund issues only the number of shares actually sold.

The Distribution Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of trustees who are not parties to such agreement or interested persons of any party by votes case in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to a fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. Dealer allowances are described in each fund’s prospectus.

54

Initial Sales Charge Commissions on Class A Shares. For the fiscal years ended November 30, 2008, 2007 and 2006, the aggregate dollar amounts of initial sales charges on Class A shares received by LMIS and CGMI are as follows:

	Fiscal Year Ended November 30, 2008	Fiscal Year Ended November 30, 2008	Fiscal Year Ended November 30, 2007	Fiscal Year Ended November 30, 2006
Fund	CGMI	LMIS	CGMI and LMIS	CGMI and LMIS
California Fund	$9,003	$7,994	$3,192	$2,571
New York Fund	$36,876	$12,917	$10,248	$11,137

Initial Sales Charge Commissions on Class O Shares. On November 20, 2006, all Class O shares converted to Class A shares. No initial sales charges were received with respect to Class O shares for the fiscal year ended November 30, 2006.

Contingent Deferred Sales Charges on Class A Shares. For the fiscal years ended November 30, 2008, 2007 and 2006, the following contingent deferred sales charges were paid to LMIS and CGMI on redemptions of the funds’ shares:

	Fiscal Year Ended November 30, 2008	Fiscal Year Ended November 30, 2008	Fiscal Year Ended November 30, 2007	Fiscal Year Ended November 30, 2006
Fund	CGMI	LMIS	CGMI and LMIS	CGMI and LMIS
California Fund	$0	$0	$6,168	$0
New York Fund	$0	$12,329	$6,168	$4,624

Contingent Deferred Sales Charges on Class B Shares. On November 20, 2006, all Class B shares converted to Class A shares. No contingent deferred sales charges were received with respect to Class B shares for the fiscal year ended November 30, 2006.

Contingent Deferred Sales Charges on Class O Shares. On November 20, 2006, all Class O shares converted to Class A shares. For the fiscal year ended November 30, 2006, the following contingent deferred sales charges were paid to LMIS and CGMI on redemptions of the funds’ shares:

Fiscal Year Ended November 30, 2006
Fund	CGMI and LMIS
California Fund	$195
New York Fund	$0

Class B shares have no initial sales charge. Class C, Class FI and Class I shares have no initial sales charge and no contingent deferred sales charge.

Services and Distribution Plan Arrangements

The Trust has adopted an amended shareholder services and distribution plan (the “Distribution Plan”) pursuant to Rule l2b-1 under the 1940 Act with respect to Class A, Class C and Class FI shares of each fund. Under the Distribution Plan, each fund may pay monthly fees to LMIS at annual rate not to exceed 0.15% of the average daily net assets of the fund attributable to that class in the case of Class A shares, not to exceed 0.75% of the average daily net assets of the fund attributable to that class in the case of Class C shares and not to exceed 0.25% of the average daily net assets of the fund attributable to that class in the case of Class FI shares.

Fees under the Distribution Plan may be used to make payments to the distributor for distribution services, to Service Agents in respect of the sale of shares of each fund, and to other parties in respect of the sale of shares of each fund, and to make payments for advertising, marketing or other promotional activity, and payments for

55

preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. Each fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the Distribution Plan are not tied directly to expenses, the amount of the fees paid by a class of a fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan (except as otherwise described in the next paragraph). This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the expenses exceed the fees provided for by the Distribution Plan, a fund will not be obligated to pay more than those fees and, if expenses incurred are less than the fees paid to the distributor and others, the distributor and others will realize a profit.

The Distribution Plan recognizes that various service providers to a fund, such as its manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including past profits or payments received from the fund for other purposes, such as management fees. The Distribution Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of a fund, the payments are deemed to be authorized by the Distribution Plan.

Under its terms, the Distribution Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan. The Distribution Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Distribution Plan also must be approved by the Trustees, including all of the Independent Trustees, in the manner described above. The Distribution Plan may be terminated with respect to a class of a fund at any time, without penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of such class of the fund (as defined in the 1940 Act).

As contemplated by the Distribution Plan, the distributor acts as an agent of the Trust in connection with the offering of shares of each fund pursuant to the Distribution Agreement.

The following service and distribution fees were incurred by each fund pursuant to the Distribution Plan in effect during the periods indicated:

	Fiscal Year Ended November 30, 2008	Fiscal Year Ended November 30, 2007	Fiscal Year Ended November 30, 2006
California Fund:
Class A	$87,815	$79,379	$83,547
Class B*	N/A	N/A	$3,604
Class C	$171,919	$81,845	$100,021
Class O*	N/A	N/A	$13,188

56

	Fiscal Year Ended November 30, 2008	Fiscal Year Ended November 30, 2007	Fiscal Year Ended November 30, 2006
New York Fund:
Class A	$139,608	$137,505	$142,613
Class B*	N/A	N/A	$6,460
Class C	$143,865	$98,833	$118,490
Class O*	N/A	N/A	$20,682

*	On November 20, 2006, all Class B shares and Class O shares converted to Class A shares.

Distribution expenses incurred by LMIS for advertising, printing and mailing prospectuses, support services and overhead expenses, payments to its financial advisers or registered representative and for accruals for interest on expenses incurred in the distribution of the funds’ shares for the fiscal year ended November 30, 2008 are set forth in the following tables:

	Class	Financial Consultant Compensation	Third Party Service Fees	Branch Operating Expenses	Marketing Distribution	Printing Expenses	Total Expenses
California Fund
	A	$0	$89,937	N/A	$0	$0	$89,937
	C	$940	$166,044	N/A	$157,340	$537	$324,861
New York Fund
	A	$0	$134,363	N/A	$0	$0	$134,363
	C	$1,609	$135,171	N/A	$100,749	$1,952	$239,481

Dealer reallowances are described in each fund’s prospectus.

PORTFOLIO MANAGERS

The following tables set forth certain additional information with respect to the portfolio managers for each fund. Unless noted otherwise, all information is provided as of November 30, 2008.

Other Accounts Managed by Portfolio Managers

The table below identifies for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Unless otherwise noted, no accounts shown were subject to fees based on performance.

Fund	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
New York Fund	S. Kenneth Leech	114 registered investment companies with $99.9 billion in total assets under management

283 other pooled investment vehicles with $189.8 billion in assets under management (of which 8 other pooled investment vehicles with $1.2 billion in total assets under management pay a performance fee)

981 other accounts with $214.9 billion in total assets under management (of which 95 other accounts with $23 billion in total assets under management pay a performance fee)

57

Fund	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	Stephen A. Walsh	114 registered investment companies with $99.9 billion in total assets under management

283 other pooled investment vehicles with $189.8 billion in assets under management (of which 8 other pooled investment vehicles with $1.2 billion in total assets under management pay a performance fee)

981 other accounts with $214.9 billion in total assets under management (of which 95 other accounts with $23 billion in total assets under management pay a performance fee)

	Robert E. Amodeo	25 registered investment companies with $30.3 billion in total assets under management	None	21 other accounts with $2.1 billion in total assets under management (of which 1 other account with $333.1 million in total assets under management pay a performance fee)

	Joseph P. Deane	25 registered investment companies with $30.3 billion in total assets under management	None	21 other accounts with $2.1 billion in total assets under management (of which 1 other account with $333.1 million in total assets under management pay a performance fee)

	David T. Fare	25 registered investment companies with $30.3 billion in total assets under management	None	21 other accounts with $2.1 billion in total assets under management (of which 1 other account with $333.1 million in total assets under management pay a performance fee)

California Fund	S. Kenneth Leech	114 registered investment companies with $99.9 billion in total assets under management

283 other pooled investment vehicles with $189.8 billion in assets under management (of which 8 other pooled investment vehicles with $1.2 billion in total assets under management pay a performance fee)

981 other accounts with $214.9 billion in total assets under management (of which 95 other accounts with $23 billion in total assets under management pay a performance fee)

58

Fund	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	Stephen A. Walsh	114 registered investment companies with $99.9 billion in total assets under management

283 other pooled investment vehicles with $189.8 billion in assets under management (of which 8 other pooled investment vehicles with $1.2 billion in total assets under management pay a performance fee)

981 other accounts with $214.9 billion in total assets under management (of which 95 other accounts with $23 billion in total assets under management pay a performance fee)

	Robert E. Amodeo	25 registered investment companies with $30.4 billion in total assets under management	None	21 other accounts with $2.1 billion in total assets under management (of which 1 other account with $333.1 million in total assets under management pay a performance fee)

	Joseph P. Deane	25 registered investment companies with $30.4 billion in total assets under management	None	21 other accounts with $2.1 billion in total assets under management (of which 1 other account with $333.1 million in total assets under management pay a performance fee)

	David T. Fare	25 registered investment companies with $30.4 billion in total assets under management	None	21 other accounts with $2.1 billion in total assets under management (of which 1 other account with $333.1 million in total assets under management pay a performance fee)

Portfolio Manager Compensation

Western Asset’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

59

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account, though relative performance against the stated benchmark and its applicable Lipper group is also considered. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These were determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for all the portfolio managers listed in the table above.

The manager, the subadviser and the funds have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager, the subadviser and the individuals that they employ. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment

60

responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio managers determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. For this reason, Western Asset has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by each portfolio manager.

Fund	Portfolio Manager	Dollar Range of Ownership of Securities in the Fund
New York Fund	S. Kenneth Leech	None
	Stephen A. Walsh	None
	Robert E. Amodeo	None
	Joseph P. Deane	None
	David T. Fare	None

California Fund	S. Kenneth Leech	None
	Stephen A. Walsh	None
	Robert E. Amodeo	None
	Joseph P. Deane	None
	David T. Fare	None

61

PURCHASE OF SHARES

General

Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from a fund. When purchasing shares of a fund, investors must specify whether the purchase is for Class A, C, FI or I shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements, please see each fund’s prospectus.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason; (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”); (iii) current employees of Legg Mason and its subsidiaries; (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21); and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. Each fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Purchase orders received by a fund or a Service Agent prior to the close of regular trading on the New York Stock Exchange (“NYSE”) on any day a fund calculates its net asset value are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day a fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by a fund’s agent prior to its close of business. Payment must be made with the purchase order.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, the distributor or the transfer agent is authorized through preauthorized transfers of funds in an amount equal to at least the applicable investment minimum on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer may be charged a fee by the distributor or the transfer agent. Additional information is available from each fund or a Service Agent.

Sales Charge Alternatives

The following classes of shares are available for purchase. See the applicable fund’s prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value (“NAV”) plus an initial sales charge, as described in each fund’s prospectus.

Members of the selling group may receive a portion of the sales charge as described in a fund’s prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

62

Purchases of Class A shares of $500,000 or more will be made at NAV without any initial sales charge, but will be subject to a contingent deferred sales charge of 0.50% on redemptions made within 12 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class C, FI and I Shares. Class C, FI and I shares are sold at NAV with no initial sales charge and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons, and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements or other arrangements with the distributor, and to the immediate families of such persons or a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with a fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in a fund (or Class A shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(f) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Accumulation Privilege—Please see each fund’s prospectus for information regarding accumulation privileges.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of five Asset Level Goal amounts, as follows:

(1) $100,000	(4) $750,000
(2) $250,000	(5) $1,000,000
(3) $500,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the distributor.

63

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter of Intent will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter of Intent, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Generally, any shares of a fund sold by the distributor may be credited towards your Asset Level Goal. Shares of certain money market funds acquired by exchange from other funds offered with a sales charge and sold by the distributor may be credited toward your Asset Level Goal. Certain funds and certain classes of shares of other funds sold by the distributor may not be credited to your Asset Level Goal until May 18, 2009.

This list may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent; and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

64

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted, will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter of Intent are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal, whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter of Intent before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid; and (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class A shares that are contingent deferred sales charge shares are subject to a 0.50% contingent deferred sales charge if redeemed within 12 months of purchase. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) involuntary redemptions; (e) redemptions of shares to effect a combination of a fund with any investment company by merger, acquisition of assets or otherwise; (f) tax-free returns of an excess contribution to any retirement plan; and (g) certain redemptions of shares of a fund in connection with lump-sum

65

or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor or the manager.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Determination of Public Offering Price

Each fund offers its shares on a continuous basis. The public offering price for each class of shares of a fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of each fund based on the net asset value of a share of the fund as of November 30, 2008.

	California Fund	New York Fund
Class A (based on a net asset value of $8.17 (for the California Fund) and $8.33 (for the New York Fund), plus the maximum initial sales charge of 2.25%)	$8.36	$8.52

REDEMPTION OF SHARES

The right of redemption of shares of either fund may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets a fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable, or (c) for any other periods as the SEC by order may permit for protection of a fund’s shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary

66

circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

The funds no longer issue share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither the funds nor their agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Each fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in each fund’s prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in a fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in a fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of a fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share Price” in the fund’s prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

67

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current NAV, and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then current net asset value. The distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A, FI and I Exchanges. Class A, FI and I shareholders of a fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Class C Exchanges. Class C shares of each fund may be exchanged for Class C shares of another fund sold by the distributor, and such exchange will be subject to the contingent deferred sales charge of the fund into which the exchange is made. Such contingent deferred sales charge will be measured from the date of the exchange.

Additional Information Regarding the Exchange Privilege

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent purchases and redemptions of fund shares” in each fund’s prospectus.

During times of drastic economic or market conditions, the funds may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See each fund’s prospectus for additional information. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The net asset value per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday,

68

except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. Please see each fund’s prospectus for a description of procedures used by the fund in valuing its assets.

DIVIDENDS AND DISTRIBUTIONS

Each fund’s policy is to declare dividends daily and pay dividends, if any, monthly. Dividends from net realized capital gains, if any, will be distributed annually. Each fund may also pay additional dividends before December 31 each year from certain amounts of undistributed ordinary income and capital gains in order to avoid federal income and excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same class at net asset value, with no additional sales charge or contingent deferred sales charge. A shareholder may change the option at any time by notifying his or her Service Agent.

The per share amounts of the exempt-interest dividends on Class C shares may be lower than on Class A, Class FI and Class I shares, mainly as a result of the distribution fees applicable to Class C shares. Similarly, the per share amounts of exempt-interest dividends on Class A shares may be lower than on Class I shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same for all classes of a fund’s shares (A, C, FI and I).

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the funds and their shareholders. This discussion is very general. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

Each fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, each fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

69

Fund investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, each fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, each fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. A fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by such fund in computing its taxable income. In addition, in the event of a failure to qualify, a fund’s distributions, to the extent derived from the fund’s current and accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends will be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

On November 30, 2008, the unused capital loss carryforwards, of the funds were approximately as follows: California Fund $1,362,905 and New York Fund $2,107,997. For Federal income tax purposes, these amounts are available to be applied against future capital gains of the fund that has the carryforwards, if any, which are realized prior to the expiration of the applicable carryover.

The carryovers expire as follows:

	11/30/2011	11/30/2012
California Fund	$43,139	$1,319,766
New York Fund	$0	$2,107,997

Each fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules

70

could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require each fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause each fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

A fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in such fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by such fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

In general, gain or loss on a short sale is recognized when a fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by the fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the fund for more than one year. In general, the funds will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a fund may make or receive periodic net payments. Each fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a fund has been a party to the swap for more than one year).

A fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules, or rules applicable to partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

71

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by shareholders of that fund at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the applicable fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (“IRS”).

Exempt-interest dividends paid by a fund are exempt from regular federal income taxes. Distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a fund designates as capital gains dividends are taxable as long-term capital gain, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund.

Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a taxable dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Because each fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares is not deductible for U.S. federal income tax purposes. In addition, the interest on any such indebtedness is not deductible by a shareholder of the California Fund for California personal income tax purposes, or by a New York Fund shareholder for New York State, New York City and the City of Yonkers personal income tax purposes. If a shareholder receives exempt-interest dividends with respect to shares of a fund and if the such shares are held by the shareholder for six months or less, then, for federal income tax purposes, any loss on the sale or exchange of such shares may, to the extent of exempt-interest dividends, be disallowed. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from a fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, any portion of an exempt-interest

72

dividend paid by a fund that represents income derived from certain revenue or “private activity bonds” held by such fund may not retain its federal tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds or a “related person” thereof. Moreover, some or all of a fund’s exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. Shareholders should consult their own tax advisors to determine whether they are (a) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (b) subject to a federal alternative minimum tax, the federal branch profits tax or the federal or California “excess net passive income” tax.

Sales of Shares. Upon the sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or fewer will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and, to the extent not disallowed, will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. Each fund may be required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, distributions and redemption proceeds payable to shareholders who fail to provide such fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Notices. Shareholders of each fund will receive, if appropriate, various written notices after the close of a fund’s taxable year regarding the U.S. federal income tax and California or New York State and New York City personal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are

73

treated as having been paid) by that fund to its shareholders during the preceding taxable year. These statements also will designate the amount of exempt-interest dividends that is a preference item for purposes of the federal individual and corporate alternative minimum taxes. The dollar amount of dividends excluded or exempt from federal income taxation and California or New York State and New York City personal income taxation and the dollar amount of dividends subject to federal income taxation and California or New York State and New York City personal income taxation, if any, will vary for each shareholder depending upon the size and duration of such shareholder’s investment in a fund. To the extent each fund earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day’s dividend as its taxable net investment income bears to its total net investment income earned on that day.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of the excess of net long-term capital gains over net short-term capital losses, exempt-interest dividends , or upon the sale or other disposition of shares of the fund.

For fund taxable years beginning before January 1, 2010, the 30% withholding tax will not apply to dividends that the fund designates as (a) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is the fund’s net income derived from U.S. -source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. The funds currently do not expect to designate any distributions as “interest-related dividends” or “short-term capital gain dividends.”

State Tax Information

Generally, dividends received from a fund that are attributable to interest on U.S. government securities are not subject to state and local income taxes.

California State Taxes. California shareholders will not be subject to California state personal income tax on dividends they receive from the California Fund to the extent that such distributions qualify as exempt-interest dividends under the Code and California law and provided that, at the close of each quarter of the California Fund’s taxable year, at least 50% of the California Fund’s total assets are invested in California municipal securities. To the extent that distributions are derived from taxable income, including long-term or short-term capital gains, such distributions will not be exempt from California state personal income tax. Dividends on the

74

California Fund are not excluded in determining California state franchise or income taxes on corporations and financial institutions. The foregoing is only a brief summary of the tax considerations generally affecting the California Fund and its shareholders who are California residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

New York State and City Taxes. New York resident shareholders of the New York Fund will not be subject to New York State or New York City personal income tax on exempt-interest dividends attributable to interest on New York municipal securities. The New York Fund is required to report annually the source, tax status and recipient information related to its exempt-interest dividends distributed within the state of New York. Exempt-interest dividends are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions. The foregoing is only a brief summary of some of the tax considerations generally affecting the New York Fund and its shareholders who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

ADDITIONAL INFORMATION

The Trust. The certificate of trust to establish Legg Mason Partners Income Trust (referred to in this section as the trust) was filed with the State of Maryland on October 4, 2006. As of April 16, 2007, each fund was redomiciled as a series of the trust. Prior thereto, each fund was a series of Legg Mason Partners Income Funds, a Massachusetts business trust. Prior to reorganization of each fund as series of Legg Mason Partners Income Funds, each fund was a series of Legg Mason Partners Investment Trust, a Massachusetts business trust.

Each fund is a series of the trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the trustees) and shareholders of the trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust (referred to in this section as the declaration). Some of the more significant provisions of the declaration are described below.

Shareholder Voting. The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The funds are not required to hold an annual meeting of shareholders, but the funds will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees. The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees

75

by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration. The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers, or employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares. The funds may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. Each fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The declaration specifically requires shareholders, upon demand, to disclose to each fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and each fund may disclose such ownership if required by law or regulation.

Small Accounts. The declaration provides that the funds may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the funds to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of each fund, as a series of the trust, represents an interest in each fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability. The declaration provides that shareholders are not personally liable for the obligations of the funds and requires each fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, each fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to

76

the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the funds or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the funds’ trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that each fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against a fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, a former distributor of the funds and other affiliated funds (collectively, the “Funds”), SBFM and Salomon Brothers Asset Management (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive

77

brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, including Legg Mason Partners Intermediate Maturity California Municipals Fund and Legg Mason Partners Intermediate Maturity New York Municipals Fund, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against either of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal has been briefed, and the parties await oral argument.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

***

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the funds and CGMI, a former distributor to the funds, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the funds (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to

78

perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

***

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

***

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

79

The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal has been briefed. The Court heard oral argument on February 5, 2009 and reserved judgment.

***

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The audited financial statements of each fund (Statement of Assets and Liabilities, including the Schedule of Investments, as of November 30, 2008, Statement of Operations for the year ended November 30, 2008, Statement of Changes in Net Assets for each of the years in the two-year period ended November 30, 2008, Financial Highlights for each of the years or periods in the five-year period ended November 30, 2008, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the 2008 Annual Report to Shareholders of each fund), are incorporated by reference into this SAI (Filed on February 4, 2009 (Accession Numbers 0001193125-09-018348 (NY) and 0001193125-09-018520 (CA)).

80

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s U.S. Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

A-1

Municipal Long-Term Rating Definitions:

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s U.S. Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—“MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

A-2

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

A-3

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C—Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A-4

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1—Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

A-5

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

A-6

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3—Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B—Issues rated “B” are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

A-7

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, “B” ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “R1” (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of “R2” (superior) or “R3” (good) or “R4” (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of “R4” (average) or “R5” (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of “R6” (poor).

RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

A-8

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated “D” upon a default. Defaulted and distressed obligations typically are rated along the continuum of “C” to “B” ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the “B” or “CCC-C” categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-term rating category, to categories below “CCC” or to Short-term ratings other than “F1.” (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

A-9

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-related U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, then other debt instruments rated comparably by Fitch.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

“PIF”: The tranche has reached maturity and has been “paid-in-full,” regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

“NR”: Indicates that Fitch Ratings does not publicly rate the associated issuer or issue.

“Withdrawn”: Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

A-10

APPENDIX B

ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of California (“California” or the “State”). The sources of payment for California municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last two paragraphs hereof, is derived solely from information contained in official statements relating to debt offerings by the State, the most recent such statement being dated October 16, 2008. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any California issuer.

ECONOMY GENERALLY

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. Much like the national picture, economic growth in the State slowed considerably in 2008, with much lower job growth than in the prior several years and with the unemployment rate in the State rising to over 7.7 percent in August 2008. The slowdown has been caused in large part by a dramatic downturn in the housing industry, with a drop in new home starts and sales, and decline in average home sales prices, in most of the State. As of mid-2008, the State noted that the housing market had still not reached the bottom and that economic growth in the State was expected to remain slow in the remainder of 2008 and in 2009. A state-wide drought declared in a June 5, 2008 Executive Order is expected to have some adverse impact on the agricultural sector but is not expected to have a material impact on the overall State economy, as agriculture is a small portion of the state’s total gross domestic product.

The State’s July 1, 2007 population of about 37.8 million represented over 12 percent of the total United States population. California’s population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97 percent resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2007, the 5-county Los Angeles area accounted for 49 percent of the State’s population, with over 18.0 million residents, and the 11-county San Francisco Bay Area represented 21 percent, with a population of nearly 8.0 million.

In the May Revision of the 2008-09 Governor’s Budget released on May 14, 2008 (“May Revision”), the Department of Finance projected that the California economy would grow slowly in calendar years 2008 and 2009. In addition, it was projected that the State’s unemployment rate would increase in both years.

The continuing housing slump, increasing financial market turmoil, and shrinking credit slowed the national and California economies in the first nine months of 2008. Labor markets weakened, consumers cut back, and home sales and home building fell. Increases in adjustable mortgage rates and falling home prices caused an increase in mortgage delinquencies and home foreclosures.

Labor markets cooled in the nation in the first eight months of 2008, with job losses averaging 75,600 per month. In 2007, employment grew by 91,300 per month, on average. The national unemployment rate averaged 5.3 percent in the first eight months of 2008, up from 4.5 percent in the same months of 2007.

Labor markets cooled in California in the first eight months of 2008, with job losses averaging 7,800 per month—more than twice the loss forecast in the May Revision. Employment grew by 13,800 per month in 2006 and by 3,400 per month in 2007, on average. California’s unemployment rate averaged 6.6 percent in the first eight months of 2008, up from 5.2 percent in the same months of 2007 and considerably higher than what was expected in the May Revision.

Consumer spending increased by just 1.4 percent in the first half of 2008, as consumer confidence measures fell to levels that historically have been associated with recessions. During that period, consumer spending was being squeezed by slower job growth, falling home prices, high energy and food prices, high consumer debt levels, and the falling dollar.

The average cost of food at home in the first eight months of 2008 was 6 percent higher than a year earlier. A year earlier, this measure of inflation was 3.8 percent. The average cost of energy in the first eight months of 2008 was 21.3 percent higher than a year earlier. A year earlier, this measure of inflation was 1.3 percent. In the 2008-09 May Revision, food and energy prices were assumed to trend downward slowly in the remainder of 2008 and in 2009.

The housing slump and lower vehicle sales slowed taxable sales growth in California in the first half of 2008. After growing by 4.2 percent in 2006, taxable sales increased by only 0.2 percent in 2007 and then fell by 3 percent in the first half of 2008. New vehicle registrations fell 2.3 percent in 2006, 6.5 percent in 2007, and 14 percent from 2007 levels in the first half of 2008.

Personal income growth also slowed, but less so than taxable sales. After growing by 7.6 percent in 2006 and 5.2 percent in 2007, personal income grew by 4.1 percent in the first half of 2008, slightly less than what was forecast in the May Revision.

California home building and residential real estate markets continued to slow in the first eight months of 2008. After falling by 37 percent in 2007, single-family residential permits were down 55 percent from 2007 levels in the first eight months of 2008.

Sales of existing single-family detached homes fell by 26 percent in 2007 but began to improve in the spring of 2008 when they were boosted by sales of distressed homes. Thus, sales were up 3 percent in the first eight months of 2008 from the same months in 2007.

The number of existing homes on the market amounted to 6.7 months of sales in August 2008. A year earlier, inventories amounted to 11.8 months of sales. The median price of sold existing homes was $350,140 in August 2008, down 40.5 percent from a year earlier. A change in the mix of homes sold accounts in part for this decline; more moderately priced homes and fewer high-end homes were sold as jumbo loans became more difficult to obtain.

The value of private-sector nonresidential building permits grew by 6.8 percent in 2007 but was down by 5.5 percent from a year earlier in the first eight months of 2008. The May Revision forecast had a decline of about 2 percent. The value of public works construction was down 2.4 percent in the first eight months of 2008.

Made-in-California exports grew by 5 percent in 2007 and were 12.7 percent higher than a year earlier in the first half of 2008.

CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

State Appropriations Limit

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of Statewide overall population growth, and change in attendance at local school and community college (“K-14”) districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate “proceeds of taxes” received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor’s Budget, and thereafter to be subject to the budget process and established in the Budget Act.

Proposition 98 and K-14 Funding

On November 8, 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum level of funding (the “Proposition 98 Guarantee”). Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 schools the greater of: (a) in general, a fixed percentage of General Fund revenues (“Test 1”), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in State per capita personal income and enrollment (“Test 2”), or (c) a third test, which replaces Test 1 and Test 2 in any year that the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income (“Test 3”).

Legislation adopted prior to the end of the 1988-89 fiscal year implementing Proposition 98 determined the K-14 schools’ funding guarantee under Test 1 to be 40.7 percent of General Fund tax revenues, based on 1986-87 appropriations. However, this percentage has since been adjusted to approximately 40 percent of 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes, since these changes altered the share of General Fund revenues received by schools. The Proposition 98 guarantee has typically been calculated under Test 2. Under Test 3, however, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus 0.5 percent. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a “credit” (called the “maintenance factor”) to schools and is paid to them in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a Test 2 or Test 3 year.

Proposition 98 permits the Legislature, by a two-thirds vote of both houses (on a bill separate from the Budget Act), and with the Governor’s concurrence, to suspend the K-14 education’s minimum funding guarantee for a one-year period. The amount of the suspension is added to the maintenance factor, the repayment of which occurs according to a specified State Constitutional formula, and eventually restores Proposition 98 funding to the level that would have been required in the absence of such a suspension. Therefore, suspending the minimum funding guarantee provides ongoing General Funding savings over multiple fiscal years until the maintenance factor is fully repaid.

Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Appropriations Limit to K-14 schools in Test 1 years when additional moneys are available. No such transfers are anticipated during fiscal years 2007-08 and 2008-09.

In the fiscal emergency special session, the Legislature adopted legislation that reduced 2007-08 Proposition 98 appropriations by $506.8 million; however, $295.4 million was offset by reappropriating prior year Proposition 98 savings. The remaining $211.4 million reduction eliminated appropriations from programs that encountered implementation delays or were not going to utilize the funding. As a result, the 2007-08 “enacted” Proposition 98 Guarantee was $56.8 billion and the General Fund share was $41.6 billion; moreover, Proposition 98 appropriations exceeded the minimum guarantee by $946 million. At the 2008 Budget Act, the 2007-08 Proposition 98 Guarantee increased to $56.8 billion and the General Fund share increased to $41.8 billion. However, as of October 16, 2008, the 2007-08 Proposition 98 appropriations were $218 million below the estimate of the 2007-08 Proposition 98 minimum guarantee.

The Proposition 98 Guarantee for 2008-09 is projected to grow to $58.1 billion and the General Fund share would be the source of $41.9 billion of total Proposition 98 funding.

The 2008 Budget Act reflects General Fund Proposition 98 expenditures in fiscal years 2006-07 through 2008-09. The 2008 Budget Act includes an increase of $269 million for enrollment growth. This increase in funding is due primarily to higher than estimated attendance and is reflected in the district revenue limits and community college apportionments. The 2008 Budget Act provides a 0.68 percent cost-of-living adjustment (“COLA”) for school district and county office of education revenue limits as well as community college apportionments. The 2008 Budget Act also reflects the deferral of Proposition 98 expenditures of $1.303 billion from fiscal years 2006-07 to 2007-08, 2007-08 to 2008-09, and 2008-09 to 2009-10, respectively, for K-14 education.

As a result of previous maintenance factor balances and $834 million maintenance factor generated in 2008-09, the total estimated maintenance factor balance is expected to be $1.9 billion at the end of fiscal year 2008-09. This maintenance factor balance is required to be restored to the Proposition 98 budget over future years as explained above.

Legislation related to the 2004 Budget Act suspended the Proposition 98 minimum guarantee. At the time the 2004 Budget Act was enacted, this suspension was estimated to be $2.004 billion. This suspended amount was added to the existing maintenance factor, which was fully paid in 2005-06. However, subsequent growth in General Fund revenue increased the estimated 2004-05 Proposition 98 guarantee calculation by an additional $1.6 billion. This additional funding, along with approximately $1.2 billion in 2005-06, was the subject of a lawsuit brought by the California Teachers Association (“CTA”), which has been settled. The terms agreed upon consist of retiring this approximately $2.8 billion obligation beginning in 2007-08 with a $300 million payment and then in annual payments of $450 million beginning in 2008-09 until the full amount is paid.

The settlement of the CTA lawsuit was ratified by legislation enacted in September 2006 (Chapter 751, Statutes of 2006). In addition, legislation was approved to refinance the Golden State Tobacco Securitization Corporation’s Series 2003A Bonds, which became effective on January 1, 2007. Of the $1.258 billion in additional funds raised from the refinancing, which was completed on March 14, 2007, the first $900 million offset initial costs of the settlement.

Proposition 98 appropriations for fiscal years 1995-96, 1996-97, 2002-03, and 2003-04 are cumulatively estimated to be $1.4 billion below the amounts required by the Proposition 98 minimum guarantee for those years because of changes in various Proposition 98 factors applicable to those years. Chapter 216, Statutes of 2004, annually appropriates $150 million per year beginning in fiscal year 2006-07 to repay these prior year Proposition 98 obligations. However, Chapter 491, Statutes of 2005, appropriated $16.8 million toward these settle-up obligations during the 2005-06 fiscal year, and explicitly reduced the first Chapter 216 settle-up appropriation, from $150 million to $133.2 million for 2006-07. Chapter 79 of the Statutes of 2006, appropriated $133.2 million for the remaining balance of the 2006-07 allocation and $150 million for the 2007-08 allocation. However, legislation related to the 2008 Budget Act suspended the 2008-09 allocation. As a result, the outstanding settle-up balance as of the 2008 Budget Act, passed in September 2008, was $1.1 billion.

In March 2007 a series of reports, which had been requested by the California P-16 Council (an advisory committee to the Superintendent of Public Education) and the Governor’s Committee on Education Excellence, was released on the financing and governance of K-12 public education in California and the quality of teachers and administrators. The reports included recommendations for changes in education governance, including reforms and an expectation that schools use resources more effectively, prior to adding the suggested additional funding levels. The Governor has stated that he believes reform is needed to make better use of existing resources; however, the Administration has made no commitment to provide any additional funding.

At any one time there are pending actions before the Commission on State Mandates, an administrative body of the State, in which school districts seek reimbursement from the State for costs incurred in providing a variety of new programs or higher levels of service imposed by the Legislature. Historically, these reimbursements have been funded from moneys provided to meet the Proposition 98 Guarantee. As of July 1, 2008, there was a pending administrative action that, if determined adversely to the State, could result in a reimbursement requirement that would exceed the funding available through the Proposition 98 Guarantee in any one fiscal year. It is unknown whether the reimbursement would be paid over time, or whether it would be paid in one fiscal year. The latter could result in an additional general fund appropriation which has been estimated to be in excess of $1 billion.

State Controller’s Office Property Tax Audit

The State Controller’s Office (“SCO”) conducted an audit at the request of the Administration and the Legislature to determine if K-14 schools are receiving and are properly reporting the amount of property tax they should receive under current State laws. The audit was prompted by the fact that property tax revenue growth reported as received by K-14 schools appeared to be less than the K-14 property tax revenue growth reported in the Board of Equalization’s (“BOE”) Annual Reports. The 2007 Budget Act was developed using the BOE’s K-14 property tax revenue data, which would have resulted in approximately $600 million in reduced estimated Proposition 98 expenditures from the General Fund for schools over the two-year period encompassing 2006-07 to 2007-08 compared to the funding level based on the information then coming from schools.

The SCO found that redevelopment agencies (“RDAs”) had not been passing through the full amount of property tax increment revenues to local taxing jurisdictions, including local education agencies, required under current law. As a result, legislation related to the 2008 Budget Act requires RDAs to report all payments and obligations to local taxing jurisdictions for fiscal years 2003-04 through 2008-09 to the county auditor for verification. RDAs are required to remit any outstanding obligations to local taxing jurisdictions, except that monies owed to schools that offset State costs for apportionments are to be deposited in the county Educational Revenue Augmentation Fund. This transfer was estimated to be $98 million in 2008-09.

This legislation also requires a one-time shift of $350 million from RDAs to the county Educational Revenue Augmentation Fund in 2008-09. The shift is designed to generate a commensurate amount of Proposition 98 General Fund savings. Each RDA is designed to shift an amount proportionate to its individual share of statewide RDA tax increment revenues. RDAs with insufficient liquidity to fund the shift may borrow from their low-moderate income housing funds, from their organizing city or county, or from a joint powers agency. The California Redevelopment Association, which includes a number of RDAs among its members, has indicated that it may take legal action against the State challenging the $350 million shift described above.

STATE INDEBTEDNESS AND OTHER OBLIGATIONS

General

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

Capital Facilities Financing

General Obligation Bonds

The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of September 1, 2008, the State had outstanding $57,610,679,000 aggregate principal amount of long-term general obligation bonds, of which $46,595,904,000 was payable primarily from the State’s General Fund, and $11,014,775,000 was payable from other revenue sources. As of September 1, 2008, there were unused voter authorizations for the future issuance of $56,823,816,000 of long-term general obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, $441,710,000 is for bonds payable from other revenue sources.

The November 2008 general election ballot contained a $9.95 billion bond measure to finance a portion of the cost of a high speed rail system connecting Northern and Southern California, an initiative measure to authorize $980 million of general obligation bonds to finance children’s hospitals, an initiative measure to authorize $5 billion of general obligation bonds to fund subsidies for purchase of high fuel economy or alternate fuel vehicles and research on alternate fuels, among other things, and a $900 million bond measure to fund veterans’ housing. As of October 2008, the Administration had proposed a number of other new general obligation bonds for infrastructure development to be submitted to the voters in 2010.

Variable Rate General Obligation Bonds

General obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of September 1, 2008, the State had outstanding $6,272,215,000 principal amount of variable rate general obligation bonds (which includes the State’s Economic Recovery Bonds), representing about 10.9 percent of the State’s total outstanding general obligation bonds as of that date. Of this amount, $2,664,255,000 are mandatory tender bonds that have a fixed rate until the mandatory tender date. Of its variable rate portfolio, as of September 1, 2008, the State only had $100 million of auction rate securities outstanding, which were not slated to reset their interest rate until January 2009. The State’s other variable rate bonds are primarily uninsured daily and weekly demand bonds, all backed by letters of credit, or uninsured bonds subject to mandatory tender on specified dates prior to the final maturity of the bond. As of October 16, 2008, the State had $474,565,000 of variable rate Economic Recovery Bonds insured by Financial Security Assurance.

Commercial Paper Program

Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. It is currently the State’s policy to use commercial paper notes for a portion of the interim funding of voter-approved projects. (The balance of such funding is done through internal loans from the State’s Pooled Money Investment Account.) The State then issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes (and internal loans). Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $2.5 billion in aggregate principal amount at any time. This amount may be increased or decreased in the future. As of September 24, 2008, $1,332,950,000 aggregate principal amount of general obligation commercial paper notes was outstanding. Commercial paper notes are not included in the calculation of permitted variable rate indebtedness described above under “General Obligation Bonds.”

Lease-Purchase Obligations

In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency, the California State University or the University of California, under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State’s lease obligation, which are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the State Constitutional provisions that require voter approval. “Lease-purchase obligation” or “lease-purchase financing” means principally bonds or certificates of participation for capital facilities where the rental payments providing the security are payable from the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Rental payments in connection with certain of the lease-purchase financings are payable from special funds rather than the General Fund. In addition, recent legislation provides California’s court system with increased fees which would be used to support up to $5 billion of lease-revenue bond authority to expand and repair its infrastructure to address significant caseload increases and reduce delays. (Additional legislative authorization is required prior to the issuance of lease revenue bonds for the court system and therefore the $5 billion bonds are not included within the authorized but unissued authorization set forth below.) The State had $7,787,599,008 General Fund-supported lease-purchase obligations outstanding as of September 1, 2008. The State Public Works Board, which is authorized to sell lease revenue bonds, had $11,533,519,281 authorized and unissued as of September 1, 2008. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases.

Non-Recourse Debt

Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had $52,114,034,416 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2008.

Future Issuance Plans

Between November 2006 and August 2007, voters and the Legislature authorized more than $50 billion of new general obligation bonds and lease revenue bonds, which are paid solely from the General Fund thereby increasing the amount of such General Fund-supported debt authorized and unissued to about $56.8 billion as of September 1, 2008. In order to address the expenditure needs for these new authorizations, along with those which existed before 2006, the State expects the volume of issuance of both of these categories of bonds to increase substantially, compared to previous years, starting in fiscal year 2007-08. The amounts and timing of future issuance of general obligation and lease revenue bonds depend on a variety of factors, including the actual timing of expenditure needs for the various programs for which such bonds are expected to be issued, the amount and timing of interim financing provided to the programs, the interest rate and other market conditions at the time of issuance, and the timing and amounts of additional general obligation bonds or lease revenue bonds that may be approved. The Governor has proposed substantial additional general obligation bond programs. Because of the uncertainties presently associated with the above factors, it is not possible to provide specific projections of issuance amounts for the 2008-09 fiscal year and beyond, but the Treasurer’s Office anticipates the level of issuance will increase over the averages of the past several years in order to address the backlog of authorized bonds.

Based on the Department of Finance projections of program expenditure needs, without taking into account any future authorizations which may occur, the aggregate amount of outstanding general obligation and lease revenue bonds is estimated, as of October 16, 2008, to peak at about $100 billion by the middle of the next decade, compared to the current total outstanding amount of about $54.4 billion. The annual debt service costs on this amount of debt is estimated to peak at around $8.5 billion, compared to about $5.2 billion budgeted in fiscal year 2008-09. (These estimates do not include Economic Recovery Bonds, described below, nor do they take into account potential benefits from future refunding opportunities.)

Economic Recovery Bonds

The California Economic Recovery Bond Act (“Proposition 57”) was approved by the voters on March 2, 2004. Proposition 57 authorized the issuance of up to $15 billion in Economic Recovery Bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the Economic Recovery Bonds is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax starting July 1, 2004. In addition, as voter-approved general obligation bonds, the Economic Recovery Bonds are secured by the State’s full faith and credit. However, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

In May and June 2004, the State issued $10.896 billion principal amount of Economic Recovery Bonds, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion (of which, for budgetary purposes, approximately $9.242 billion was applied to the 2002-03 fiscal year and approximately $2.012 billion was applied to offset fiscal year 2004-05 General Fund expenditures). In order to relieve cash flow and budgetary shortfalls identified in the 2008-09 Governor’s Budget, the State issued $3.179 billion of Economic Recovery Bonds on February 14, 2008, generating net proceeds of $3.313 billion which were transferred to the General Fund. This represented the last Economic Recovery Bonds which can be issued under Proposition 57, except for any refunding bonds which may be issued in the future. (The Department of Finance had determined that the full $15 billion voter authorization could not be issued because of the previous repayment of certain June 30, 2004 obligations eligible for financing pursuant to Proposition 57.)

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of Economic Recovery Bonds: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of surplus State property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of deposits in a Budget Stabilization Account (“BSA”) created by the California Balanced Budget Act. Funds from these sources have been used for early retirement of approximately $2.9 billion of bonds during fiscal years 2005-06, 2006-07 and 2007-08, including partial use of $1.495 billion which was transferred from the BSA in 2006-07 ($472 million) and 2007-08 ($1.023 billion). An additional $500 million of Series 2004 Bonds were redeemed as of July 1, 2008 with excess funds from these sources.

The Governor has suspended the 2008-09 BSA transfer due to the condition of the General Fund. Any excess sales tax revenues which may be generated for the period January 1-December 31, 2008, and any proceeds of excess property sales, were expected to be available to retire additional Economic Recovery Bonds in 2008-09. Approximately $50 million of additional sales tax revenues relating to the period from January 1, 2008 through June 30, 2008 were expected to be available to retire Economic Recovery Bonds during the 2008-09 fiscal year.

Tobacco Settlement Revenue Bonds

In 1998 the State signed a settlement agreement (the “Master Settlement Agreement” or “MSA”) with the four major cigarette manufacturers (the “participating manufacturers” or “PMs”). Under the MSA, the participating manufacturers agreed to make payments to the State in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers are to be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The specific amount to be received by the State and local governments is subject to adjustment. Details in the MSA allow reduction of the manufacturers’ payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain “Previously Settled States” and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.

Chapter 414, Statutes of 2002, enacted Government Code Sections 63049 to 63049.5 (the “Tobacco Securitization Law”), which authorized the establishment of a special purpose trust to purchase the assets referred to above. The bill also authorized that entity to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. An initial sale of 56.57 percent of the State’s tobacco settlement revenues producing $2.485 billion in proceeds was completed in January 2003 (“Series 2003A”).

A second sale of the remaining 43.43 percent of the State’s tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003 (“Series 2003B”). Chapter 225, Statutes of 2003, amended the Tobacco Securitization Law to require the Governor to request an appropriation in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The Legislature is not obligated to make any such requested appropriation.

In August 2005, the Series 2003B Bonds were refinanced (“Series 2005A”), retaining substantially all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco settlement revenues fall short. In return for providing this covenant, the State was paid a credit enhancement fee of $525 million as part of the refinancing, which amount was deposited into the General Fund. In March 2007, the State completed a refunding of all of the Series 2003A Bonds. This refunding generated additional proceeds of approximately $1.258 billion which are intended to be used (i) to offset the General Fund cost for the initial years of a litigation settlement related to the 2004-05 suspension of the Proposition 98 guarantee and (ii) for other purposes, such as funding capital projects. Some of these moneys have been used for General Fund expenses in 2007-08.

Under the MSA, the Independent Auditor calculates each year whether in a given calendar year the PMs have lost more than 2% of the market share they held in 1997 to the non-participating manufacturers (“NPMs”) and, if so, a nationally recognized firm of economic consultants determines whether the MSA was a significant factor that contributed to the loss in market share. If the nationally recognized economic consultants confirm the MSA was a significant factor, the PMs are then authorized to withhold up to three times the percentage of the market share loss above the 2% threshold for the specified calendar year payment.

The PMs made this assertion in 2005, 2006, and 2007 for the calendar years 2003, 2004, and 2005 payments respectively. Each assertion was confirmed and the PMs were authorized to withhold the specified amount from that year’s scheduled payment. As a result, the tobacco settlement revenues due to the State in April 2006 were reduced by $50.9 million, in April 2007 by $44 million, and in April 2008 by $33.9 million (which represented receipts from 2005, 2006 and 2007, respectively). Nevertheless, the amount of tobacco settlement revenues received in 2006, 2007 and 2008 were in excess of the required debt service payments. Therefore, the provision included in the State’s budget for Series 2005A was not invoked.

The State Attorney General is working, in tandem with the other states’ Attorneys General, under the terms of the MSA, to compel the PMs to pay the full amount scheduled, given that the State asserts that it has been diligently enforcing the statute governing the NPMs, as required in the MSA. In April 2008, the PMs made this assertion for the 2006 calendar year, and, as of October 16, 2008, proceedings were underway, with a final decision expected by March 2009.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and the State has indicated that neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision are or shall be pledged to the payment of any such bonds.

Flood Litigation Settlement

In 2006, the State settled three related lawsuits arising from liability for past flood damages through stipulated judgments. The largest settlement (referred to as the Paterno case), in the amount of $428 million, provided for the State to make annual payments of $42.8 million, plus interest, for ten years; the payments are subject to annual appropriation by the Legislature. The first year’s payment was included in the 2005 Budget Act and each subsequent budget act has included the required installment. This matter is not treated as a “debt” of the State for any legal or constitutional purposes.

Cash Flow Borrowings

As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes (“Notes” or “RANs”) in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants (“RAWs”), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any “Unapplied Money” in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the Constitution of the State); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State; (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) pay State employees’ wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, lease rentals to support lease revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the State Constitution to be paid with State warrants that can be cashed immediately.

As of October 16, 2008, the State planned to issue $7.0 billion of RANs in fiscal year 2008-09, in order to maintain adequate reserves to manage the State’s cash flow requirements.

Current Cash Management Plan

The issuance of the $5 billion of 2008-09 Revenue Anticipation Notes Series A (the “Series A Notes”) is to be the first part of the external borrowing portion of the State’s cash management plan for 2008-09, which anticipates issuance of a total of $7 billion of revenue anticipation notes. Following the issuance of the Series A Notes, the State expects to sell additional Notes at a later date or dates to complete the cash management plan. In the light of disruptions in the credit markets as of October 2008, there can be no assurance that the State will be able to sell additional Notes in the future, in such amounts and at such times as are contemplated in the State’s cash management plan.

SOURCES OF TAX AND OTHER REVENUE

The following is a summary of the State’s major tax revenues and tax law changes in the 2008 Budget Act intended to increase revenues. Approximately 94 percent of the State’s General Fund revenues are derived from personal income taxes, corporation taxes, and sales and use taxes.

2008 Budget Act Tax Law Changes

The 2008 Budget Act includes a number of tax law changes described below, which the State has projected in the aggregate will increase tax revenues by approximately $8.6 billion. While the Administration believes these estimates to be reasonable, there can be no assurances that the actual increase in revenues resulting from these tax law changes will not be less than projected.

•

Improve compliance with taxes by establishing a penalty for understatement of tax. Corporate taxpayers who understate their tax liability by $1 million or more will be subject to a new penalty. This penalty, equal to 20 percent of tax understatement, would apply to tax years beginning on and after 2003 and would be assessed in addition to the current 10 percent annual interest applied to these late payments. This tax law change is expected to increase tax law compliance and thereby increase 2007-08 revenues on a budgetary basis by $1.435 billion and 2008-09 revenues by $75 million. All of the new revenues are expected to be received by June 30, 2009 on a cash basis.

•	Reinstate the use tax on vessels, vehicles, and aircraft brought into the State within one year of purchase. This is estimated to result in a revenue gain of $16 million in 2008-09.

•

Modification of group income tax returns. This provision would permit certain non-resident partners and directors to fulfill their California income tax obligation through group tax returns filed by their partnerships or corporations. The partner’s or director’s income would be taxed at the highest income tax rate for that income. This tax law change is expected to raise 2008-09 revenues by $2 million.

•	Net Operating Loss (“NOL”) suspension and carryback. Except for taxpayers with income that is less or equal to $500,000, NOL deductions are suspended for tax years 2008 and 2009. Also, beginning in

2008, the time limit on carrying forward NOLs is increased from 10 to 20 years. In addition, beginning in 2011, taxpayers will be permitted to carryback losses for two years, bringing California into conformity with federal law. Carrybacks will be limited until 2012; the full NOL could be carried back starting in 2013. This tax law change is expected to increase revenues by $1.265 billion in 2008-09.

•

Tax credit limitation and usage. Limit tax reductions from tax credits to 50 percent of tax liability for tax years 2008 and 2009. For tax years 2010 and later, the 50 percent limitation would no longer apply. In addition, corporations will now be allowed to share credits within a unitary group, but only if the receiving member of the group was in the group when the credit was earned. These changes are expected to increase revenues by $615 million in 2008-09.

•

Limited Liability Companies (“LLC”) payment date change. This law change will require an estimated payment of the fee amount on the 15th day of the sixth month of the LLC year, generally June 15, and is expected to accelerate the payment of $360 million in 2008-09.

•

Acceleration of estimated payments. Generally, estimated payments for personal income tax taxpayers and corporations are required to be paid in equal amounts evenly divided among the four estimated payments. Taxpayers will now be required to pay 30 percent each with the first two estimated payments, and 20 percent each for the last two estimated payments. This law change is expected to accelerate the payment of $1.27 billion in 2008-09.

•

Remove estimated payment option for high income taxpayers. This law change eliminates the “safe harbor” for personal income tax filers with adjusted gross income equal to or greater than $1 million ($500,000 if filing Single). This change is expected to accelerate the payment of $1.035 billion in 2008-09.

•

Accrual change. By bringing personal income tax and corporate tax revenue accruals into conformity with Generally Accepted Accounting Principles, this change is expected to increase revenues by $416 million in 2007-08, and $1.44 billion in 2008-09.

The sections below captioned “Sales and Use Tax” and “Corporation Tax” include descriptions of several pending lawsuits relating to various taxes. The 2008 Budget Act does not include any funds for a negative outcome of any of these matters.

Personal Income Tax

The California personal income tax, which, as of October 2008, accounted for slightly more than one half of General Fund tax revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0 percent to 9.3 percent. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (“AMT”), which is much like the federal AMT. The personal income tax structure is considered to be highly progressive. For example, the Franchise Tax Board indicates that the top 1 percent of taxpayers paid 47.9 percent of the total personal income tax in tax year 2006.

Proposition 63, approved by the voters in the November 2004 election, imposes a 1 percent surtax on taxable income over $1 million in addition to the 9.3 percent rate. The surtax became effective January 1, 2005. The proceeds of the tax surcharge are required to be used to expand county mental health programs.

Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains and stock option tax receipts have accounted for as much as 24.8 percent and as little as 7.8 percent of General Fund revenues over the past ten years. The 2008-09 May Revision updated for the 2008 Budget Act estimates that capital gains and stock option tax receipts will account for 14.9 percent of General Fund revenues and transfers in 2007-08 and 12.9 percent in 2008-09.

Sales and Use Tax

The sales and use tax (referred to herein as the “sales tax”), which, as of October 2008, accounted for just over one quarter of General Fund tax revenues, is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The California use tax is imposed at the same rates as the regular sales tax on consumers of tangible personal property that is used, consumed, or stored in the State. Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales. Use tax also applies to most leases of tangible personal property.

As of January 1, 2008, the breakdown of the base State and local sales tax rate of 7.25 percent was as follows:

•	5 percent imposed as a State General Fund tax;

•	0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

•	0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

•	1 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.75 percent for city and county general-purpose use; and

•	0.25 percent deposited into the Fiscal Recovery Fund to repay the State’s Economic Recovery Bonds (the “Special Sales Tax”).

Existing law provides that 0.25 percent of the basic 5 percent State tax rate may be suspended in any calendar year upon certification by the Director of Finance by November 1 in the prior year that both of the following have occurred: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent Special Sales Tax) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 0.25 percent Special Sales Tax) and (2) actual revenues for the period May 1 through September 30 equal or exceed the previous May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The Department of Finance estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2008.

Existing law provides that the Special Sales Tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all Economic Recovery Bonds and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all Economic Recovery Bonds and related obligations to final maturity. At such time the Special Sales Tax will terminate and the city and county portion of taxes under the Uniform Local Sales and Use Tax will be automatically increased by 0.25 percent.

Senate Constitutional Amendment No. 4, approved by the voters as Proposition 1A in the November 2004 election, amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by restricting the State from lowering the local sales tax rate or changing the allocation of local sales tax revenues without meeting certain conditions.

Corporation Tax

Corporation tax revenues are derived from the following taxes:

1.	The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

2.	Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3.	The alternative minimum tax (“AMT”) is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

4.	A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

5.	Sub-Chapter S corporations are taxed at 1.5 percent of profits.

6.	Fees paid by limited liability companies, which account for 2.8 percent of corporation tax revenue, are considered “corporation taxes.” Three separate cases have been filed challenging the constitutionality of the LLC fee. Each case presents separate circumstances and each is in a different status.

Tax Amnesty Program

Chapter 226, Statutes of 2004, created a personal income tax, corporate tax, and sales and use tax amnesty program for 2002 and prior years. Penalties were waived for taxpayers who applied for the amnesty during the amnesty period of February 1, 2005 to March 31, 2005. The effect of the amnesty has been to distort the accounting for General Fund revenues since payments for years before the current year are accounted for as a “prior year adjustment” for the current year rather than being carried back to those earlier years. Additionally, since some payments were made in advance of future year payments, the revenue estimates in the current year, the budget year, and beyond will be lower even though the payments received are accounted for as “prior year adjustments” to the current year. Moreover, much of the money that came in during the amnesty period was in the form of “protective payments,” amounts submitted to avoid the extra penalty, but that would have otherwise been submitted in future years, or that may prove not to have been due at all, as some taxpayers are likely expected to win their disputes. These refunds must be accounted for in future years.

For budgetary purposes, revenues from the amnesty program resulted in a carry-over adjustment increasing the beginning General Fund balance for fiscal year 2004-05 by $3.8 billion. This carry-over adjustment was and is expected to be reduced in fiscal year 2004-05 and subsequent fiscal years to account for refunds and the recognition of income over a period of time. The estimates of these adjustments have varied as more up-to-date information has been received. The Administration estimates the net multi-year General Fund revenue gain from the amnesty program at $380 million, which was used for one-time purposes in the 2005 Budget Act.

Insurance Tax

The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits.

The Board of Equalization ruled in December 2006 that the premium tax insurers pay should be calculated on a cash basis rather than the accrual method required by the Department of Insurance. This ruling is expected to result in a total loss of $406 million spread over several years; the impact is estimated to be $175 million in 2007-08, $200 million in 2009-10 and $31 million in 2010-11.

Estate Tax; Other Taxes

The California estate tax is based on the State death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Relief Reconciliation Act of 2001 (the “Economic Growth and Tax Relief Reconciliation Act”) phases out the federal estate tax by 2010. As a consequence, the Economic Growth and Tax Relief Reconciliation Act resulted in the reduction of the State estate tax revenues by 25 percent in calendar year 2002, 50 percent in calendar year 2003, and 75 percent in calendar year 2004, and the elimination of the State estate tax beginning in calendar year 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax will be reinstated along with the State’s estate tax, unless future federal legislation is enacted to make the provisions permanent.

Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.

Special Fund Revenues

The California Constitution and statutes specify the uses of certain revenues. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income:

•	Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

•	Charges for special services to specific functions, including such items as business and professional license fees.

•	Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

Motor vehicle related taxes and fees accounted for about 35 percent of all special fund revenues in fiscal year 2007-08. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2007-08, $8.7 billion was derived from the ownership or operation of motor vehicles. About $3.5 billion of this revenue was returned to local governments. The remainder was available for various State programs related to transportation and services to vehicle owners.

Taxes on Tobacco Products

As a result of Proposition 99, approved by the voters in 1988, and Proposition 10, approved by the voters in 1998, the State imposes an excise tax on cigarettes of 87 cents per pack and equivalent rates on other tobacco products. Tobacco product excise tax revenues are earmarked as follows:

1.	Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non-cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

2.	Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

3.	Ten cents of the per-pack tax is allocated to the State’s General Fund.

4.	The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

STATE EXPENDITURES

Local Governments

The primary units of local government in California are the 58 counties, which range in population from approximately 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 (described below) dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “State-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which had previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax revenues they receive. This worked to the benefit of local governments, because the amount of the increase annually increases in proportion to growth in secured roll property tax revenues, which has historically grown at a higher rate than VLF revenues.

As part of the State-local agreement, Proposition 1A (“Proposition 1A”) was approved by the voters in the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, and two-thirds of both houses of the Legislature approves the borrowing. The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate is slated to be suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.

Trial Courts

Prior to legislation enacted in 1997, local governments provided the majority of funding for the State’s trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. The State’s trial court system is slated to receive approximately $2.7 billion in State resources in both fiscal years 2007-08 and 2008-09, and $499 million in resources from the counties in each fiscal year. In addition, recent legislation provides California’s court system with increased fees and lease-revenue bond authority to expand and repair its infrastructure to address significant caseload increases and reduce delays. The fees raised by this legislation are intended to support up to $5 billion in lease-revenue bonds. Additional legislative authorization is required prior to the issuance of such lease revenue bonds.

Welfare System

The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996. Under the California Work Opportunity and Responsibility to Kids (“CalWORKs”) program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements. Counties are still required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.

Welfare System

The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the “Law”) fundamentally reformed the nation’s welfare system. The Law included provisions to: (i) convert Aid to Families with Dependent Children (“AFDC”), an entitlement program, to Temporary Assistance for Needy Families (“TANF”), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal noncitizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The TANF block grant formula under the Law is operative through September 30, 2010, as further described below.

Chapter 270, Statutes of 1997, embodies California’s response to the federal welfare systems. Effective January 1, 1998, California Work Opportunity and Responsibility to Kids (“CalWORKs”) replaced the former AFDC and Greater Avenues to Independence programs. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

The caseload under CalWORKs is projected to increase in 2008-09. The CalWORKs caseload was 460,120 cases in fiscal year 2007-08 and is estimated to be 475,340 cases in 2008-09. This reflects a major decline in caseload from the early 1990s, when caseload peaked at 921,000 cases in fiscal year 1994-95. Since CalWORKs’ inception in January 1998, caseload has declined by over 35 percent.

The federal Deficit Reduction Act of 2005 (“DRA”) included legislation that reauthorized and extended the TANF program until September 30, 2010. The reauthorization legislation modifies countable work activities under TANF and applies new federal work participation rates to separate State programs. In addition, because reauthorization legislation effectively eliminates the State’s caseload reduction credit, the bulk of the CalWORKs caseload is expected to be subject to 50 percent work participation level beginning in federal fiscal year (“FFY”) 2007.

As of October 2008, current policies were not expected to increase work participation rates enough to meet the federal requirement for at least 50 percent work participation among all families. Although the rates, as adjusted for caseload reduction credits, have not yet been finalized, California is expected to fail to have met the work participation rate for FFY 2007, the first year for which the DRA’s changes were effective. As a result, California’s required Maintenance of Effort (“MOE”) would be 80 percent of FFY 1994 historic expenditures rather than the 75 percent MOE level California has been required to meet. The 2008 Budget Act reflects an increase of MOE spending by $179.5 million in 2008-09, to $2.9 billion, to reflect this penalty.

Considerable improvement in work participation rates must be achieved to avoid additional federal penalties, which could cost the State and counties more than $1.5 billion over a five-year period, beginning in 2009-10. Efforts to address improving work participation began during 2006-07, and the State has indicated that it is continuing to identify and evaluate additional options that place greater emphasis on work participation and reduce reliance upon public assistance to significantly improve the ability of the State and counties to meet federal work requirements in the TANF program. The 2008 Budget Act maintains funding to support CalWORKs program improvements. The State has indicated that these State and county efforts are intended to increase work participation rates and allow the State and counties to meet federal requirements, avoid penalties, and successfully move families from welfare to work.

Total CalWORKs-related expenditures as of the 2008 Budget Act, passed in September 2008, were projected to be $6.7 billion in State, local, and federal funds ($2.5 billion General Fund) for 2008-09. This includes augmentations of $191.9 million for employment services to enable recipients to move off of aid and into sustainable employment, $90 million for counties to implement program improvements that lead to better outcomes and increased work participation rates for CalWORKs recipients, and $140 million to support county administration. The 2008 Budget Act also includes a TANF reserve of $29.7 million, which is available for unanticipated needs. In the fiscal emergency special session, the Legislature eliminated $40 million in Pay for Performance incentive funds in 2007-08, and approved a delay in providing the July 2008 CalWORKs COLA until October 2008. The 2008 Budget Act eliminates the COLA for the entire 2008-09 fiscal year, resulting in savings of $171.9 million, and eliminates the pay for performance incentive of $40 million in 2008-09.

Health Programs

Medi-Cal

Medi-Cal, California’s Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage. Medi-Cal serves just over one in six Californians. Federal law requires Medi-Cal to provide a set of basic services such as doctor visits, laboratory tests, x-rays, hospital inpatient and outpatient care, hospice, skilled nursing care, and early periodic screening, diagnosis and treatment. Also, federal matching funds are available if states choose to provide any of numerous optional benefits. The federal government pays for half of the cost of providing most Medi-Cal services in California, including optional benefits. A wide range of public and private providers and facilities delivers these services. Providers are reimbursed by the traditional fee-for-service method or by capitated payments from managed care plans. Approximately 3.3 million Medi-Cal beneficiaries (almost half of the people receiving Medi-Cal benefits and services) are currently enrolled in managed care plans. At the 2008 Budget Act, Medi-Cal expenditures were estimated to be $36.8 billion ($14.2 billion from the General Fund) in 2007-08 and $38.6 billion ($14.5 billion from the General Fund) in 2008-09. The estimated net increase of $1.8 billion of Medi-Cal expenditures in 2008-09, when compared to revised 2007-08, is due primarily to an increase in caseload and rate adjustments for Medi-Cal managed care plans offset by the implementation of several budget-balancing reductions including reductions in provider payment rates and limitations on the rates managed care plans pay to non-contract hospitals for emergency care services and post-stabilization services following an emergency admission.

In the fiscal emergency special session, the Legislature adopted legislation (AB X3 5) which authorized several changes for the Medi-Cal and other Department of Health Care Services programs that are expected to reduce expenditures and address California’s cash flow problems in 2008-09. To reduce expenditures, this legislation authorizes a 10 percent reduction in payments to Medi-Cal fee-for-service and managed care Medi-Cal providers/programs, inpatient care payments to hospitals that do not contract with Medi-Cal, as well as provider payments for the California Children’s Services Program, the Child Health and Disability Prevention Program and Genetically Handicapped Persons Program. These payment reductions are expected to save $1.2 billion ($614.3 million General Fund) in 2008-09.

The 2008 Budget Act includes additional funding of $345.4 million ($169.8 million General Fund) to provide rate adjustments for Medi-Cal managed care plans. The rate changes are based on recommendations made by an independent consultant and are derived by utilizing an experience-based, plan-specific methodology. It is also the minimum amount necessary to ensure continued federal financial participation for the Medi-Cal managed care program.

The average monthly caseload in Medi-Cal was estimated at 6.64 million in 2007-08. The caseload is expected to increase in 2008-09 by approximately 93,000 or 1.4 percent, to 6.73 million eligible people, as compared to an expected 1.2 percent increase in the State’s population over the same period.

On February 8, 2006, President Bush signed the Deficit Reduction Act of 2005, which makes several changes to the federal Medicaid program that will impact Medi-Cal. The most significant fiscal change will require, beginning in October 2009, states’ managed care quality improvement fees to be assessed on all managed care plans, not just on those serving Medicaid beneficiaries. Without conforming statutory changes, the State would lose approximately $250 million in annual federal revenues beginning in 2009-10 due to non-compliance because current California law permits the State to collect managed care quality improvement fees only on managed care plans serving Medi-Cal beneficiaries.

The Family Planning, Access, Care and Treatment (“Family PACT”) Waiver program provides family planning services for low-income Californians. The State accesses $315 million a year in federal funds for the program. Under this waiver, California receives 90 cents on the dollar. As a result of continuing negotiations with the federal Centers for Medicare and Medicaid (“CMS”), the waiver has been operating on a month-to-month waiver extension basis since November 30, 2004. On September 3, 2008, CMS sent the State final terms and conditions requiring California to make certain changes, including the implementation of more restrictive eligibility requirement, or the State will no longer be eligible for the matching federal dollars. Absent any change in law, the program will automatically be funded with General Fund dollars if the federal dollars are no longer available for California.

SSI/SSP

The federal Supplemental Security Income (“SSI”) program provides a monthly cash benefit to eligible seniors and persons with disabilities who meet the program’s income and resource requirements. In California, the SSI payment is augmented with a State Supplementary Payment (“SSP”) grant. The 2008 Budget Act includes $3.58 billion from the General Fund for the SSI/SSP Program in 2008-09. This represents a 2.9 percent increase from the revised 2007-08 funding level. The average monthly caseload in this program is estimated to be 1.3 million recipients in 2008-09, a 2.1 percent increase over the 2007-08 projected level.

The 2008 Budget Act reflects suspension of the State COLAs for June 2008 and June 2009 which is projected to result in General Fund savings of over $700 million annually by 2009-10. Recipient SSP grant amounts are not expected to change from 2007-08, but overall SSI/SSP grant amounts are expected to increase as a result of the provision of the federal SSI COLA starting on January 1, 2009.

The State has indicated that caseload projections have been held flat for the 2008 Budget Act compared to the 2008-09 Governor’s Budget. The Social Security Administration and the State use different data file formats, which is causing data analysis problems for the State. The State has indicated that when the problem is resolved, the 2008-09 caseload will be adjusted. As of October 16, 2008, the State indicated that this adjustment was expected to occur in the November 2008 estimate.

Department of Corrections and Rehabilitation

Department of Corrections and Rehabilitation Budget

The 2008 Budget Act includes total operating expenditures of $10.2 billion for the Department of Corrections and Rehabilitation of the State of California (the “California Department of Corrections and Rehabilitation” or “CDCR”) from all funding sources. Of this amount, $10.1 billion comes from the General Fund. This total includes funds for debt service payments, personal services costs, and operating expenses and equipment. The CDCR budget includes funding for over 67,000 personnel years at a total cost for salaries and benefits of approximately $6.7 billion. Lease payments [and bond insurance] total $248.1 million, and the remaining funds are budgeted for operating expenses and equipment.

The 2008 Budget Act includes reductions for CDCR which would result in General Fund savings of $92.7 million in 2008-09, and $126.9 million in 2009-10. These reductions include a 10 percent reduction to local assistance grants provided for Juvenile Probation and Camps and elimination of the Mentally Ill Offender Crime Reduction Grant, which provide combined savings of $64.7 million beginning in 2008-09. Additional reductions include: $22 million ($62.2 million beginning in 2009-10) for the implementation of the parole decision making instrument which would result in a lower inmate population by providing alternatives to incarceration for parolees who commit minor technical parole violations, and a one-time reduction of $6 million associated with the delay of female rehabilitative community correctional center beds.

Federal Receiver for Medical Care Services

In April 2001, a class-action lawsuit, now known as Plata v. Schwarzenegger, was filed in federal court contending that the State was in violation of the Eighth and Fourteenth Amendments to the United States Constitution by providing inadequate medical care to prison inmates. On June 30, 2005, the court ordered the establishment of a receivership to take control of the CDCR’s medical care system due to the State’s delay in successfully implementing the changes required by the Stipulated Agreement for Injunctive Relief, entered into as the settlement of the Plata v. Schwarzenegger case. A receiver was appointed by the court in February 2006, and given broad authority over CDCR’s medical care program. A nonprofit corporation, the California Prison Health Care Receivership Corp. (“CPR Inc.”) has been established to “house the activities of” the receiver.

The 2008 Budget Act includes $1.8 billion for the receiver, which is an increase of $100 million over the 2007 Budget Act. As the court-appointed receiver continues to address the delivery of medical services to inmates, additional cost pressures could be placed on the State’s General Fund resources.

Pension Trusts

The principal retirement systems in which the State participates are the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”). The assets and liabilities of the funds administered by CalPERS and CalSTRS, as well as certain other retirement funds administered by the State, are included in the financial statements of the State as fiduciary funds. The University of California maintains a separate retirement system for which the State General Fund has no direct responsibility. Information about this system may be obtained directly from the University of California.

CalPERS

CalPERS administers the Public Employment Retirement Fund (“PERF”), which is a multiple employer defined benefit plan. In addition to the State, employer participants, as of June 30, 2007, included 1,054 school districts and 1,560 other public agencies. As of June 30, 2007, PERF had 1,086,900 active and inactive program members and 445,208 benefit recipients. The payroll for State employees covered by PERF for fiscal year 2006-07 was approximately $15.5 billion.

Employees, except those participating in the non-contributory, second tier plan (and who receive generally lower benefits), contribute to PERF based upon required contribution rates. Approximately 6.0 percent of the employees participate in the second tier plan. As part of a memorandum of understanding with the employee unions, the State agreed to suspend employee contributions for miscellaneous and industrial employees for fiscal years 2002-03 and 2003-04. The impact on the unfunded liability from suspending the employee contribution for two years was $354.5 million. These contributions will be repaid over the next thirty years through contributions toward the unfunded liability.

Contributions to PERF are determined annually on an actuarial basis. Payments into PERF are made from employer contributions, including contributions by the State, and employee contributions. State contributions are made from the General Fund, Special Funds, and Non-Governmental Cost Funds. Approximately 55 percent of the State contributions to PERF are made from the General Fund.

The State and Schools Actuarial Valuation for the year ended June 30, 2007 uses the Market Value Asset (“MVA”) basis to report the funded status of the system rather than the Actuarial Value of Assets (“AVA”) basis as used in previous years. CalPERS notes that it is monitoring the funded status of the plan using the market value of assets to ensure that the new rate stabilization methods do not impair the security of benefits. The MVA funded ratios are more volatile than the actuarial funded ratios due to the smoothing effects of the actuarial value. Using the MVA basis in times when returns are profitable gives the perception of a larger funded status. However, a much lower funded status will be shown when the market slows down and returns decline. The AVA is used for rate setting purposes because it maintains some consistency over fluctuating markets through rate smoothing.

Each employer (including the State) contributes an amount equal to the sum of the normal cost and amortization of the unfunded actuarial accrued liability, if any. Actuarial valuations of the PERF are performed as of June 30 of each year. The most recent valuation, as of June 30, 2007, showed an accrued unfunded liability allocable to State employees of $16.912 billion (AVA basis) and $3.364 billion (MVA basis). The actuarial valuation for PERF was based upon an assumed 7.75 percent investment return. The weighted rates of return experienced by PERF over the past ten years, five years, and three years (in each case through fiscal year 2006-07) have been 9.1 percent, 12.8 percent, and 14.6 percent, respectively.

On April 19, 2005, the Board of Directors of CalPERS adopted a new policy for calculating the actuarial value of assets, spreading market value asset gains and losses over 15 years (rather than 3 years, as had been the practice) and changing the corridor limits for the actuarial value of assets from 90 percent-110 percent of market value to 80 percent-120 percent of market value. In addition, CalPERS will calculate the annual contribution amount with regard to gains and losses as a rolling 30 year amortization of all remaining unamortized gains or losses as opposed to the current 10 percent of such gains and losses. These changes are anticipated to reduce employer rate volatility by 50 percent.

CalSTRS

CalSTRS administers the Teacher’s Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers’ Retirement Plan (“STRP”). STRP is a cost-sharing, multi-employer, defined benefit pension plan that provides retirement, disability and survivor benefits for teachers and certain other employees of the California public school system. STRP is comprised of three programs: the Defined Benefit Program (“DB Program”), the Defined Benefit Supplement Program (“DBS”), and the Cash Balance Benefit Program. Within the DB Program there is also a Supplemental Benefits Maintenance Account (“SBMA”) which provides purchasing power protection for retired members. As of June 30, 2007, the DB Program had approximately 1,400 contributing employers, approximately 597,143 active and inactive program members and 215,261 benefit recipients.

The State’s General Fund contributions to the DB Program and the SBMA are established by statute. As of October 2008, the contribution rate to the DB Program was 2.017 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. The contribution rate to the SBMA has been modified as a part of a comprehensive set of changes adopted by the Legislature. As of October 2008, the contribution rate to the SBMA was 2.5 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year less $66.4 million in fiscal year 2008-09, $70 million in 2009-10, $71 million in 2010-11, and $72 million thereafter. Other changes to the SBMA provide:

•

An increase of up to 85 percent non-vested purchasing power protection. The CalSTRS Board is allowed to set SBMA benefits between those necessary to preserve 80 to 85 percent of retirees’ purchasing power pursuant to CalSTRS regulations, subject to the availability of the 80 percent level.

•	A change from a single July 1 payment to a 50/50 split over two payments to be made on November 1 and April 1 of each year.

•	Payments of $56,979,949 for four fiscal years beginning in 2009-10 to pay for interest accrued from the CalSTRS lawsuit.

•	An extended payroll reporting period of October 25 with the ability to amend the report until April 15 of each year.

•	An additional appropriation of up to $3 million in 2009-10 to account for prior payroll reporting errors.

Each employer contributes 8.25 percent of payroll, while employees contribute 6 percent of pay. The most recent actuarial valuation of the DB Program, performed as of June 30, 2007 showed an actuarial accrued unfunded liability of $20.7 billion. The actuarial valuation of the DB Program is based upon an assumed 8 percent investment return. The average net rate of return experienced by the DB Program over the past ten years and five years (in each case through fiscal year 2006-07) was 13.2 percent and 9.4 percent, respectively.

Post Retirement Benefits

The State also provides post-employment health care and dental benefits to its employees and their spouses and dependents, when applicable, and recognizes these costs on a “pay-as-you-go” basis. The cost of these benefits in fiscal year 2008-09 is estimated at $1.16 billion, in comparison to an estimated $1.08 billion in fiscal year 2007-08, and $1.02 billion in fiscal year 2006-07. It is anticipated that these costs will continue to grow in the future. As of June 30, 2007, approximately 144,145 retirees were enrolled to receive health benefits and 117,048 to receive dental benefits. The employer contribution for health premiums maintains the average 100/90 percent contribution formula established in the Government Code. Under this formula, the State averages the premiums of the four largest health benefit plans in order to calculate the maximum amount the State will contribute toward the retiree’s health benefits. The State also contributes 90 percent of this average for the health benefits of each of the retiree’s dependents. Employees vest for this benefit after serving ten years with the State. With ten years of service credit, employees are entitled to 50 percent of the State’s full contribution. This rate increases by 5 percent per year and with 20 years of service, the employee is entitled to the full 100/90 formula.

Negotiations with insurance providers in 2008 produced an overall annual employer contribution rate increase of 4.3 percent for health benefits. The final employer contribution rates were adopted by the CalPERS Board on June 19, 2008. The final 2008-09 General Fund budgeted amount for Health and Dental Benefits for Annuitants was $1.164 billion.

On June 21, 2004, the Governmental Accounting Standard Board released its Statement No. 45, Accounting and Financial Reporting by Employers for Postemployment Benefits Other Than Pensions (“Statement No. 45”). Statement No. 45 establishes standards for the measurement, recognition, and display of post-employment healthcare as well as other forms of post-employment benefits, such as life insurance, when provided separately from pension plan expenditures and related liabilities in the financial reports of State and local governments. Under Statement No. 45, governments will be required to: (i) measure the cost of benefits, and recognize other post-employment benefits expense, on the accrual basis of accounting in periods that approximate employees’

years of service; (ii) provide information about the actuarial liabilities for promised benefits associated with past services and whether, or to what extent, the future costs of those benefits have been funded; and (iii) provide information useful in assessing potential demands on the employer’s future cash flows. Statement No. 45 reporting requirements are effective for the State in the fiscal year beginning July 1, 2007 and the State previously indicated that it planned to include the actuarial computation of its liability for post-employment health care benefits in the 2007-08 financial statements.

On May 7, 2007, the State Controller’s Office released a report by the private actuarial firm, Gabriel Roeder Smith & Company, which was asked to calculate the State’s liability for these benefits. The report was based on a variety of data and economic, demographic and healthcare trend assumptions concerning matters such as demographic trends and growth of health care costs which are described in the report. The actuarial valuation covers the cost estimates for existing employees and retirees. The main objective of the report was to estimate the Actuarial Accrued Liability (“AAL”), which is the present value of future retiree healthcare costs attributable to employee service earned in prior fiscal years. The report looked at three different scenarios: (1) continuation of the “pay-as-you-go” policy; (2) a “full funding” policy under which assets would be set aside to prepay the future obligations, similar to the way in which pension obligations are funded, and (3) a “partial funding” policy which was halfway between the two other scenarios. According to the actuarial valuation as of July 1, 2007, the current pay-as-you go funding policy results in an AAL of $47.88 billion, an annual required contribution of $3.59 billion, estimated employer contributions of $1.36 billion and an expected net other post employment benefits (“OPEB”) obligation of $2.23 billion for the fiscal year ending June 30, 2008.

The long-term costs for other post-employment benefits may negatively affect the State’s financial reports and impact its credit ratings if the State does not adequately manage such costs.

Public Employee Post-Employment Benefits Commission

In late December 2006, the Governor created a Public Employee Post-Employment Benefits Commission (“Commission”), with a mandate to present a report to the Governor and the Legislature by January 1, 2008. The twelve members of the Commission were appointed on February 20, 2007. The Commission was directed to (i) identify, for the State and local governments, the amount and extent of unfunded post-employment retirement benefits, (ii) compare different approaches to address such unfunded benefits, (iii) consider the advantages from providing other post-employment benefits, and (iv) propose a plan or plans for addressing unfunded post-employment benefits. The Commission issued its report on January 7, 2008. Over the prior 12 months the Commission held meetings throughout the State, generating almost 100 hours of testimony. The Commission used a series of surveys sent to thousands of California public employers to generate the information included in its summaries of local pension and OPEB status.

The Commission received surveys from fifty-seven retirement systems (or about two-thirds of the total sent). Those fifty-seven pension systems account for 99 percent of pension system members. The combined liability for the fifty-seven reporting California public retirement systems is $63.5 billion ($13.7 billion for the State of California) as of their most recent actuarial valuations available (2006 for most systems).

The Commission received OPEB surveys from approximately 1,200 public agencies in California (or about one-third of the total sent). Of those 1,200 public agencies that responded to the survey, 338 had completed their unfunded actuarial accrued liability (“UAAL”) studies. The majority of public agencies not responding to the OPEB survey had revenues below $100 million. Pursuant to Statement No. 45, those public agencies are not required to conduct their OPEB valuation until after December 2007 or 2008. The 338 responding public agencies accounted for 70 to 80 percent of the total revenue for California public agencies. The combined liability for the 338 California public agencies with completed UAAL studies was $118 billion ($47.88 billion for the State of California).

The State has indicated that the Commission’s plan to address pension and OPEB liabilities is based on 34 high level recommendations that are combined into the following eight groups: (1) identify and prefund financial obligations, (2) limit contribution volatility and use smoothing methods judiciously, (3) increase transparency and accountability, (4) improve plan design and communication with employees, (5) provide independent analysis, (6) strengthen governance and increase transparency, (7) coordinate with Medicare, and (8) advocate federal tax law changes.

The State has indicated that the Administration is considering a number of possible approaches to budgeting for future OPEB costs. In selecting an appropriate strategy for funding future costs, the State relates, the Administration must balance two competing and potentially conflicting criteria. The State indicates that one aim of the funding strategy is to minimize the disruption of existing critical State programs when the State begins to budget for the future costs of OPEB and that another is to assure bond rating agencies and future investors that the State will fund all future retirement costs.

On May 23, 2008, the Governor released a statement endorsing the recommendations made by the Commission. Among other steps, the Governor directed the Department of Finance and the Department of Personnel Administration to report back by September 30, 2008 with options to start to pre-fund the State’s OPEB obligations, provided such a plan does not include raising taxes or dipping into the General Fund. The report outlined specific recommendations to reduce the OPEB liability; the State indicated that these recommendations were expected to be under consideration during the State’s deliberative process.

THE BUDGET PROCESS

Proposed Budget Reform

The Legislature approved Senate Constitutional Amendment Nos. 13 and 30, to be considered by the voters on the next statewide ballot after November 2008. The State has indicated that the combined measure would strengthen elements of current law enacted by Proposition 58 in 2004 by further defining the parameters of the Budget Stabilization Account, which would be renamed to be the Budget Stabilization Fund (“BSF”).

Budget Stabilization Fund

If passed by voters, the maximum size of California’s BSF would increase from 5 percent to 12.5 percent of General Fund revenues. This measure would also provide that the transfer of money from the General Fund to the BSF is not required in any fiscal year to the extent that the resulting balance in the fund would exceed 12.5 percent of the General Fund revenues estimate set forth in the Budget Bill for that fiscal year, as enacted, and would remove the current $8,000,000,000 limit on the fund.

In addition to existing law providing for the Governor to submit to the Legislature a budget for the ensuing fiscal year within 10 days of each calendar year, this measure would require identification of the amount of one-time resources contained in the submitted budget for any fiscal year. Beginning with the 2010-11 fiscal year, the 3 percent transfer of moneys from the General Fund to the BSF would be able to be suspended or reduced by executive order only for a fiscal year in which (i) the estimated General Fund revenues, transfers, and balances available from the prior fiscal year are less than (ii) the total General Fund expenditures for the immediately preceding fiscal year as adjusted for changes in population and the cost of living, as defined for the purposes of the State Appropriations Limit.

As in existing law, 50 percent of the moneys transferred to the BSF in each fiscal year (up to an aggregate amount of $5 billion for all fiscal years), would be deposited in the Deficit Recovery Bond Retirement Sinking Fund Subaccount and continuously appropriated to the Treasurer for the purpose of retiring the ERBs.

This measure would provide that, apart from a transfer made for the purpose of responding to an emergency declared by the Governor, as defined, or loaned and repaid within a fiscal year to meet General Fund cash requirements, the total amount that would be able to be transferred from the BSF to the General Fund for any fiscal year could not exceed (i) total General Fund expenditures for the immediately preceding fiscal year as adjusted for changes in population and the cost of living, as defined for the purposes of the State Appropriations Limit minus (ii) the General Fund revenues, transfers, and prior year balances available for that fiscal year.

On or before May 29 of each year, this measure would require the Director of Finance to report to the Legislature and the Governor an estimate of the amount of General Fund revenues, transfers, and balances available from the prior fiscal year for the current fiscal year and the impact of tax legislation adopted during the current fiscal year subsequent to the enactment of the Budget Bill. The measure would provide that if resources as estimated in the May before the enactment of the budget, as adjusted for tax law changes, exceed resources estimated at the time of budget enactment by more than 5 percent, those unanticipated resources above 5 percent must be transferred to the BSF until it reaches 12.5 percent of revenues in the current fiscal year. Any unanticipated resources beyond that amount may be used only for specified purposes of a one-time nature, and in a specified order of priority.

Mid-Year Authority to Reduce General Fund Appropriations

In September 2008 the Legislature also enacted AB 1389, Chapter 751, Statutes of 2008. One part of this bill, described in this section, would not become effective unless the voters approved the constitutional amendments described above under “Budget Stabilization Fund.” Pursuant to AB 1389, beginning with fiscal year 2008-09, if after the Budget Act is enacted, the Director of Finance determines that (1) General Fund resources for the fiscal year will decline substantially below the estimate of General Fund resources upon which the Budget Act was based, or (2) General Fund expenditures will increase substantially above the estimate of General Fund revenues upon which the Budget Act was based, the Director of Finance is authorized to reduce General Fund items of appropriation for State operations and/or capital outlay, by up to seven percent, except for certain exemptions. The exemptions include appropriations for the Legislature, Constitutional Officers, debt service, Health and Dental Benefits for Annuitants, Equity Claims before the California Victim Compensation and Government Claims Board, Augmentations for Contingencies and Emergencies, and transfers pursuant to Article XIX B of the California Constitution.

In addition, AB 1389 provides that if the Director of Finance determines that suspension by up to 120 days of the effective day of a cost-of-living adjustment or rate increase included in the Budget Act is necessary to mitigate conditions that would authorize the issuance of a proclamation declaring a fiscal emergency pursuant to subdivision (f) of Section 10 of Article IV of the California Constitution, that cost-of-living adjustment or rate increase shall not take effect during that time. Furthermore, if the Governor issues a proclamation declaring a fiscal emergency pursuant to subdivision (f) of Section 10 of Article IV of the California Constitution, then no cost-of-living adjustment or rate increase funded in the Budget Act for that fiscal year shall take effect until the Legislature passes and sends to the Governor a bill or bills to address the fiscal emergency. Cost-of-living adjustments for purposes of these provisions do not include any apportionments made to fund a cost-of-living adjustment to augment appropriations made pursuant to Section 2558 of the Education Code, for county office of education revenue limits, or Section 42238 of the Education Code, for school district revenue limits.

The Administration estimates that the authority granted pursuant to AB 1389, if utilized, could result in budget reductions of approximately $1.36 billion, on a full year basis (based on expenditure levels in the 2008 Budget Act). Because the effectiveness of the mid-year budget reduction authority in AB 1389 is contingent on voter approval of the constitutional amendments above under “Budget Stabilization Fund”, which is scheduled to be determined in the March 2009 or June 2009 statewide elections, any potential savings from AB 1389 would not be expected to be fully available until the 2009-10 fiscal year.

Constraints on the Budget Process

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, restricted the use of the State’s General

Fund or special fund revenues, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets. Historic examples of provisions that make it more difficult to raise taxes include Proposition 13, passed in 1978, which, among other things, required that any change in State taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds vote in each house of the Legislature. Examples of provisions restricting the use of General Fund revenues are Proposition 98, passed in 1988, which mandates that a minimum amount of General Fund revenues be spent on local education, and Proposition 10, passed in 1988, which raised taxes on tobacco products and mandated how the additional revenues would be expended.

Constitutional amendments sponsored by Governor Schwarzenegger and approved by the voters have also affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits, Proposition 1A, as defined below, approved in 2004, which limits the Legislature’s power over local revenue sources, and Proposition 1A approved in the November 7, 2006 election, which limits the Legislature’s ability to use sales taxes on motor vehicle fuels for any purpose other than transportation.

These approved constitutional amendments are described below.

Balanced Budget Amendment (Proposition 58)

Proposition 58, approved by the voters in 2004, requires the State to enact a balanced budget, and establish a special reserve and restricts future borrowing to cover fiscal year-end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the Legislature would be prohibited from: (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve (the “Budget Stabilization Account” or “BSA”) be established. The BSA is to be funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited.

Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as: (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.

Senate Constitutional Amendment Nos. 13 and 30, described above under “Budget Stabilization Fund,” would modify certain provisions of Proposition 58.

Local Government Finance (Proposition 1A of 2004)

Senate Constitutional Amendment No. 4 (also known as “Proposition 1A”), approved by the voters in the November 2004 election, amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State is able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two–thirds of both houses of the Legislature approve the borrowing. The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax.

Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the mandated activity, the requirement on cities, counties or special districts to abide by the mandate is suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate on local governments to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A do not apply to schools or community colleges nor to mandates relating to employee rights.

Proposition 1A further requires the State to reimburse cities, counties, and special districts for mandated costs incurred prior to the 2004-05 fiscal year over a term of years. Chapter 72, Statutes of 2005 (AB 138) requires the payment of mandated costs incurred prior to 2004-05 to begin in 2006-07 and to be paid over a term of 15 years. The 2008 Budget Act delays the third payment of these claims. The remaining estimated cost of claims for mandated costs incurred prior to the 2004-05 fiscal year is $956 million.

After School Education Funding (Proposition 49)

An initiative statute, Proposition 49, called the “After School Education and Safety Program of 2002,” was approved by the voters on November 5, 2002, and required the State to expand funding for before and after school programs in the State’s public elementary, middle and junior high schools. The increase was first triggered in 2006-07, which increased funding for these programs to $550 million. These funds are part of the Proposition 98 minimum funding guarantee for K-14 education and, in accordance with the initiative, expenditures can only be reduced in low revenue years.

Mental Health Services (Proposition 63)

On November 2, 2004 the voters approved Proposition 63, which imposes a 1 percent tax surcharge on taxpayers with annual taxable income of more than $1 million for purposes of funding and expanding mental health services. In addition, Proposition 63 prohibits the Legislature or the Governor from redirecting funds used for mental health services to other purposes or from reducing General Fund support for mental health services below the levels provided in fiscal year 2003-04.

Transportation Financing (Proposition 1A of 2006)

On November 7, 2006 voters approved Proposition 1A, which had been placed on the ballot by the Legislature as Senate Constitutional Amendment No. 7, to protect Proposition 42 transportation funds from any further suspensions. Provisions of the State Constitution enacted as Proposition 42 in 2002 permitted the suspension of the annual transfer of motor vehicle fuel sales tax revenues from the General Fund to the Transportation Investment Fund if the Governor declared that the transfer would result in a “significant negative fiscal impact” on the General Fund and the Legislature agreed with a two-thirds vote of each house. The new measure modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such a suspension occurs, the amount owed by the General Fund must be repaid to the Transportation Investment Fund within three years, and only two such suspensions can be made within any ten-year period. In

2003-04, $868 million of the scheduled Proposition 42 transfer was suspended, and in 2004-05 the full transfer of $1.258 billion was suspended. The Proposition 42 transfer was fully funded in 2005-06 at $1.359 billion. The 2006 Budget Act fully funded the Proposition 42 transfer at $1.415 billion for 2006-07, and also included $1.415 billion ($1.215 billion General Fund) for advance repayment of a portion of the 2003-04 and 2004-05 suspensions. The 2007 Budget Act fully funded the Proposition 42 transfer at $1.439 billion and the required repayment for remaining Proposition 42 debts at $83 million for 2007-08. The 2008 Budget Act proposes to fully fund the Proposition 42 transfer for 2008-09 at $1.420 billion with another $83 million to repay a portion of past suspensions.

PRIOR FISCAL YEARS’ BUDGETS

Fiscal Years Prior to 2007-08

Following a half decade of strong economic and revenue growth in the late 1990’s and into 2000, during fiscal year 2001-02, as the State and national economies fell into a recession and the stock markets dropped significantly, the State experienced an unprecedented drop in revenues compared to the prior year largely due to reduced personal income taxes from stock option and capital gains activity. During the three fiscal years between 2001-02 and 2003-04, the State encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The budgets for these years included substantial reliance on one-time measures, internal borrowing, and external borrowing. The State also faced a cash flow crisis during this period which was relieved by the issuance of Revenue Anticipation Warrants in June 2002 and June 2003 and Economic Recovery Bonds in the spring of 2004.

The State’s economy rebounded during the 2004-05, 2005-06, and 2006-07 fiscal years, with the result that General Fund revenues were substantially higher in each year than had been projected at the start of the year. This allowed the budgets in these years to end with substantial positive balances (although the positive balance declined from approximately $9.9 billion at the end of fiscal year 2005-06 to approximately $3.5 billion at the end of fiscal year 2006-07). The State continued to utilize a combination of expenditure cuts, cost avoidance, internal and external borrowing, fund shifts, and one-time measures such as securitization of tobacco settlement revenues and sale of Economic Recovery Bonds, to produce balanced budgets. The 2005 Budget Act relied much less on one-time measures than the budgets of the immediately preceding years, but did include receipt of $525 million from refinancing of tobacco securitization bonds.

Final estimates relating to the 2006-07 fiscal year, as released in the 2007-08 Governor’s Budget in January 2008, showed that the State experienced substantially more favorable results than were projected at the time the 2006 Budget Act was signed. As a result of revised estimates for years prior to 2005-06 and improved economic results which generated increases in tax revenues, the Administration estimated that the fund balance at June 30, 2006 was about $3.487 billion, of which $3.0 billion was in the Special Fund for Economic Uncertainties (“SFEU”), compared to the original 2006 Budget Act estimate of $1.6 billion in the SFEU.

2007 Budget Act

The 2007 Budget Act was adopted by the Legislature on August 21, 2007, along with a number of implementing measures, and signed by the Governor on August 24, 2007. In approving the budget the Governor vetoed $943 million in appropriations from the General Fund, special funds, and bond funds (including $703 million in General Fund appropriations).

The 2007 Budget Act signed by Governor Schwarzenegger included the largest reserve of any budget act in the State’s history, a total of $4.1 billion. The reserve was made so large because the 2007 Budget Act contained a number of risks. By the time of the 2008-09 Governor’s Budget, released on January 10, 2008, it had become clear that many of these risks had in fact occurred, and that even the planned reserve would not be enough to keep the budget in balance through June 30, 2008. Accordingly, the Governor called a special session of the Legislature which took a series of actions to close the budget gap, and the Governor took certain additional actions not requiring legislative action. See “Fiscal Year 2007-08 Revised Estimates as of the 2008 Budget Act.” The impact of these risks on the 2007 Budget Act is discussed in the individual budget items listed below.

Under the 2007 Budget Act, General Fund revenues and transfers were projected to increase 6.0 percent, from $95.5 billion in fiscal year 2006-07 to $101.2 billion in fiscal year 2007-08. The 2007 Budget Act contained General Fund appropriations of $102.3 billion, compared to $101.7 billion in 2006-07. The June 30, 2008 total reserve was projected to be $4.1 billion.

The 2007 Budget Act contained the following major General Fund components:

1.	Maximizing the Value of the State’s Student Loan Guarantee Function—The 2007 Budget Act assumed the sale of, or other contractual arrangement for the operation of, California’s student loan guarantee function, generating $1 billion in one-time revenue. The State’s student loan guarantee function is operated through a contract between the California Student Aid Commission (“CSAC”) and EdFund, a non-profit public benefit corporation established by CSAC. EdFund, the second largest guaranty operator in the nation, services student loans for students attending schools in California and throughout the nation. Over half of all loans serviced by EdFund are held by non-California students. This proposal was not expected to adversely affect students’ access to loans or the interest rates students pay for loans (which are set by the federal government). Neither CSAC nor EdFund sets loan interest rates or charges students fees. The 2007 Budget Act estimate was reduced to $500 million in the 2008-09 Governor’s Budget, and by the time of the 2008-09 May Revision, it was projected that the sale would not occur until the 2009-10 fiscal year, in part due to changes in the student lending industry and tightening of credit markets.

2.	Repayments and Prepayments of Prior Obligations—The 2007 Budget Act included $1 billion in prepayments of the Economic Recovery Bonds (“ERBs”) from moneys transferred to the BSA and $5 million of other budgetary debt repayments. This brings the total set aside to repay the ERBs to $6.8 billion in four years since the initial bonds were issued.

3.	Budget Stabilization Account—The 2007 Budget Act fully funded the transfer of $2.045 billion to the BSA, the full amount pursuant to Proposition 58. Half of this amount, or $1.023 billion, is reported as a reduction of revenues. The other half was transferred for the purpose of early retirement of ERBs.

4.	Proposition 98—The 2007 Budget Act included Proposition 98 expenditures from the General Fund of $41.5 billion, which was an increase of $712 million, or 1.7 percent, compared to the revised 2006-07 estimate. When property taxes are taken into account, the total Proposition 98 Guarantee was $57.1 billion, which was an increase of $2.2 billion, or 3.9 percent. The 2007 Budget Act also continued to include $426 million above the 2006-07 Proposition 98 Guarantee level to implement Proposition 49.

5.	K-12 Education—The 2007 Budget Act included $66.8 billion ($41.4 billion General Fund and $25.4 billion other funds) for K-12 education programs in 2007-08. This reflected an increase of $3.5 billion ($1.6 billion General Fund and $1.9 billion other funds). Total per-pupil expenditures were projected to increase by $378 to $11,541 in 2007-08, which included funds for prior year settle-up obligations. The Legislature adopted legislation in February 2008 during the fiscal emergency special session that reduced 2007-08 Proposition 98 appropriations by $506.8 million; however, $295.4 million was offset by reappropriating prior year Proposition 98 savings. The remaining $211.4 million reduction eliminated appropriations from programs that encountered implementation delays or were not going to utilize the funding.

6.	Higher Education—The 2007 Budget Act reflected total funding of $19.7 billion, including $14 billion General Fund and Proposition 98 sources for all major segments of higher education (excluding infrastructure and stem cell research), which reflected an increase of $1.1 billion ($853 million General Fund and Proposition 98 sources) above the revised 2006-07 level. This included funding for the compacts signed in 2004 with the University of California and the California State University.

7.	Health and Human Services—The 2007 Budget Act included $29.7 billion General Fund for Health and Human Services programs, which was an increase of $301 million from the revised 2006-07 estimate. Total funding from all State funds for Health and Human Services programs was $38.0 billion, which was an increase of $1.6 billion from the revised 2006-07 estimate.

8.	Transportation Funding—The 2007 Budget Act included $1.48 billion to fully fund Proposition 42 in 2007-08. Proposition 1A was passed in November 2006 and provides for the repayment of any remaining Proposition 42 debt by the year 2015-16. Pursuant to Proposition 1A, the 2007 Budget Act repaid $83 million from the 2003-04 and 2004-05 Proposition 42 suspensions. Because the issuance of tribal gaming bonds had been delayed, the 2007 Budget Act also provided for the use of $100 million in tribal gaming compact revenues that were expected to be received in 2006-07, 2007-08, and any future years until the bonds are sold, to repay past loans made from the State Highway Account, the Traffic Congestion Relief Fund, and the Public Transportation Account (“PTA”). Proposition 1B was also passed in November 2006, providing $19.925 billion in bonding authority for a total of 16 programs intended to address a broad range of transportation priorities including rehabilitation and expansion of highways, transit and transit security, port security, and air quality. The authority for the use of any bond funds must be provided for in the Budget Act. The 2007 Budget Act provides a total of $4.2 billion in Proposition 1B funding.

On September 6, 2007, the California Transit Association filed a lawsuit with the Superior Court of Sacramento seeking an injunction to prohibit the use of $1.188 billion in 2007-08 vehicle fuel tax revenues for a number of public transit related programs provided in the 2007 Budget Act and related legislation. The suit also seeks to prohibit similar uses of lesser amounts of these funds in future years. The 2007 Budget Act used funding that otherwise would have been transferred to the PTA or used to fund other transit-related costs that had been funded from the General Fund in prior years, including $948 million for payment of debt service on transportation bonds and $228 million for transportation services provided to public school students and Developmental Services Regional Center clients. If successful, the lawsuit would result in more funds being available in the PTA, but would not result in additional expenditure authority for public transportation programs in fiscal year 2007-08 due to an appropriations cap. In March 2008, a Superior Court judge issued a ruling which upheld the use of $779 million of the challenged funds, but determined that use of $409 million to reimburse the General Fund for prior years’ debt service costs was unlawful. Subsequent to a tentative decision issued by the judge on January 29, 2008, the Legislature passed emergency legislation which added $409 million from the PTA for use in funding transportation services for public school students. The Court’s ruling specifically found use of the PTA for such purpose to be lawful. The plaintiffs and the State have both appealed the trial court’s ruling.

9.	Lease of State Lottery—In the 2007-08 May Revision, the Governor proposed an examination of the potential benefits which could be derived from a lease of the State Lottery to private operators. The Governor indicated the belief that if private operators could substantially improve the returns from the Lottery—which currently operates below the national average in per capita receipts—the State may be able to realize substantial new income while still providing a guaranteed payment to schools. The Governor did not include any specific proposal in the 2007-08 May Revision, and the 2007 Budget Act did not include any increased revenue estimate based on such a transaction. However, a proposal to securitize Lottery revenues is included in the 2008 Budget Act.

10.	Revenue Actions—The 2007 Budget Act included several revenue proposals that were in the 2007-08 Governor’s Budget. The most significant changes included the repeal of the teacher tax credit, resulting in an estimated revenue gain of $170 million in 2007-08, and additional efforts to reduce the “tax gap,” which tax professionals define as the difference between what taxpayers should pay and what is actually paid, which is estimated to result in $77.5 million in additional personal income tax and corporation tax revenues in 2007-08.

Additional Developments

For budget year 2007-08, the State faced a number of issues and risks which had an impact on the General Fund and which reduced the budget reserves included in the 2007 Budget Act (originally $4.1 billion). In addition to certain developments listed in the individual budget items above, the following developments have occurred since enactment of the 2007 Budget Act.

1.	Deterioration of revenues below 2007-08 May Revision estimates, primarily as a result of weaker economic conditions in the State. The 2008-09 Governor’s Budget projected a reduction in the three major sources of General Fund tax revenues (personal income, sales and use, and corporate income) of $4.1 billion compared to the earlier estimate. The 2008-09 May Revision reported that these tax revenues would be slightly higher than the January estimate, with stronger receipts in personal income taxes offsetting weaker receipts in sales and corporation taxes.

2.	Payment from budget reserves of $500 million as a result of an adverse court ruling in August 2007 in a case involving delayed payments to the State Teachers’ Retirement Fund. The courts have determined that interest on this amount is due at the rate of 10 percent for pre-judgment interest and 7 percent for post-judgment interest. The State expects to ultimately pay about $228 million in interest, in four annual installments beginning in 2009-10.

3.	Additional Proposition 98 spending because the State Controller’s Office’s initial property tax audit report, which is under review, indicates the property tax revenues reported by the schools is generally accurate, and does not support the assumptions in the 2007 Budget Act about property tax growth.

4.	Potential impact on the General Fund reserve from the lawsuit challenging use of funds in the Public Transportation Account. See “Transportation Funding” above. As of October 2008, the Administration believes legislative action in the fiscal emergency special session addressed the Superior Court’s objections to a portion of the original 2007 Budget Act actions. However, the case has been appealed.

Approximately $3.5 billion of the budget solutions included in the 2007 Budget Act were one-time actions. Some of the larger one-time actions included the transfer of $657 million of proceeds from refinancing tobacco securitization bonds, use of $663 million of Public Transportation Account Funds to reimburse the General Fund primarily for debt service on transportation bonds and $437 million of Proposition 98 savings.

Fiscal Year 2007-08 Revised Estimates as of the 2008 Budget Act

The 2008-09 May Revision projected that the State would end fiscal year 2007-08 with a total reserve of $858.5 million, down $3.211 billion from estimates made at the time of the 2007 Budget Act. Subsequent projections prepared in connection with the 2008 Budget Act estimated a total reserve at June 30, 2008 of $3.113 billion, down $956 million from the 2007 Budget Act estimate. The continuation of a positive budget reserve at June 30, 2008, was significantly affected by two one-time revenue sources totaling $4.8 billion: sale of ERBs ($3.313 billion) and transfer of the BSA reserve to the General Fund ($1.495 billion).

The Governor called a special session of the Legislature (which occurred in February 2008) to take action on various budget items in order to reduce expenditures in 2007-08, and lower certain base expenditures for 2008-09. Legislation was adopted at the fiscal emergency special session on February 15, 2008 responding to many of the Governor’s requests. The Administration estimates the fiscal emergency special session resulted in $4.3 billion of budget solutions for 2007-08 and $2.7 billion of budget solutions in 2008-09.

As of the adoption of the 2008 Budget Act, General Fund revenues and transfers for fiscal year 2007-08 are projected at $103.0 billion, an increase of $1.8 billion compared with 2007 Budget Act estimates. In addition to the revenues of $3.313 billion from the sale of ERBs and $1.495 billion from the transfer of the BSA reserve, changes include the following significant adjustments since the 2007 Budget Act:

•	$2.0 billion lower sales and use tax revenues;

•	$856 million lower personal income tax revenues;

•	$871 million higher corporation tax revenues; and

•

a $1.0 billion decrease due to the postponement of the sale or other authorized transaction to maximize the value of EdFund from 2007-08 to 2009-10. The value of the transaction has been reduced to $500 million in 2009-10.

Under the 2008 Budget Act, General Fund expenditures for fiscal year 2007-08 are projected at $103.3 billion, an increase of $1.1 billion compared with 2007 Budget Act estimates. This includes, among other things, $892 million of increased expenditures in K-12 funding.

CURRENT STATE BUDGET

The State has indicated that the discussion below of the 2008 Budget Act is based on estimates and projections of revenues and expenditures for the 2008-09 fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

2008 Budget Act

The 2008 Budget Act was adopted by the Legislature on September 16, 2008, along with a number of implementing measures, and signed by the Governor on September 23, 2008. In approving the budget, the Governor vetoed $714 million in appropriations from the General Fund, special funds, and bond funds (including $510 million in General Fund appropriations).

The 2008 Budget Act resolves the $17.3 billion budget deficit (after implementation of the $7.0 billion in actions taken during the fiscal emergency special session of the Legislature) identified in the 2008-09 May Revision. It provides a modest reserve of $1.7 billion in 2008-09, but projects a deficit of $1.0 billion in 2009-10. While this budget does not resolve the State’s persistent structural budget deficit, it includes a budget reform measure which the State has indicated, if approved by the voters, puts California on the path to fiscal stability and avoids borrowing from local governments or transportation funds.

Under the 2008 Budget Act, General Fund revenues and transfers are projected to decrease 1.0 percent, from $103.0 billion in fiscal year 2007-08 to $102.0 billion in fiscal year 2008-09. The 2008 Budget Act contains General Fund appropriations of $103.4 billion, compared to $103.3 billion in 2007-08. The June 30, 2009 total reserve is projected to be $1.7 billion, a decrease of $1.4 billion or 45 percent compared to the June 30, 2008 reserve.

The 2008 Budget Act contains the following major General Fund components:

1.	Budget Reform—The State has indicated that the Governor’s highest budget priority in 2008 was to enact reforms in the State’s budget system. In response, the Legislature approved an historic constitutional amendment, to be considered by the people on the next statewide ballot after November 2008. The budget reform would: (1) limit the Legislature’s ability to spend surge revenue in high-growth years by mandating that at least three percent of General Fund revenues each year be sequestered into a “rainy day” fund, unless the rainy day fund is full or moneys are being accessed in a deficit year, (2) greatly strengthen the State’s rainy day fund by increasing it over the next several years to an amount equal to 12.5 percent of each year’s General Fund revenues and strictly limiting the withdrawal of funds, and (3) give the Governor the ability to freeze and reduce spending mid-year in future downturns.

2.	Solving the Deficit—The 2008 Budget Act resolves the $17.3 billion budget deficit for the combined 2007-08 and 2008-09 fiscal years identified in the 2008-09 May Revision (after implementation of the

$7.0 billion in actions taken during the fiscal emergency special session of the Legislature described below) and provides a modest reserve of $1.7 billion for fiscal year 2008-09 in part via $7.9 billion in expenditure reductions which account for 46 percent of all solutions. As a result of these reductions, this budget holds General Fund spending to virtually no growth this year, $103.4 billion in 2008-09 compared to $103.3 billion in 2007-08. Additional solutions include $8.4 billion in revenue increases, $0.7 billion in borrowing, and a reduction in the reserve of $306 million. The following are the major elements of the $8.4 billion revenue increase: (a) a corporate penalty for understatement of tax ($1.510 billion), (b) a net operating loss suspension and carryback ($1.265 billion), (c) a tax credit limitation and usage modification ($615 million), (d) a payment change date for LLCs ($360 million), (e) accelerated estimated payments ($1.270 billion), (f) removal of the estimated payment option for high income taxpayers ($1.035 billion), and (g) an accrual change ($1.856 billion). The 2008 Budget Act also contains (a) transfers and loans of $855 million to the General Fund from various special funds; (b) savings of $340 million from the delay in enactment of the 2008 Budget Act and an Executive Order by the Governor reducing the use of the certain part-time State employees; (c) use of $500 million of sales taxes on gasoline to offset certain General Fund costs associated with transportation activities; and (d) $200 million of certain other one-time budgetary actions. Of the $24.3 billion budget deficit identified in the 2008-09 May Revision, $7.0 billion (including the $3.313 billion issuance of ERBs) of the deficit was addressed in February 2008 during a special session of the Legislature.

3.	Cash Flow Management—Under the 2008 Budget Act, the Legislature approved a plan to improve cash management to smooth cash flow imbalances and to reduce the amount of external borrowing the State will need to meet its cash needs in 2008-09. To smooth out the cash flow imbalances, the 2008 Budget Act provides that certain payments for the following programs will be shifted during the year: Education (K through 12, excluding Child Development), the University of California, Community Colleges, the Williamson Act, and Citizens’ Option for Public Safety/Juvenile Justice Crime Prevention Act. The plan provides for the reduction of the amount of external borrowing by $3 billion to $4 billion in 2008-09, and is expected to result in savings of tens of millions of dollars, depending on interest rates and external borrowing issuance timing.

4.	Proposition 98—The Proposition 98 Guarantee for 2008-09 is projected to grow to $58.1 billion, which is $1.3 billion more than was expected in the 2008-09 May Revision. The 2008 Budget Act appropriates $58.1 billion, of which $41.9 billion is from the General Fund and $16.1 billion is from local revenue.

5.	K-12 Education—Total expenditures from all sources for K-12 education programs in 2008-09 are projected to be $71.9 billion ($42 billion General Fund). This reflects an increase of $3.4 billion over the 2008-09 Governor’s Budget. Total per-pupil expenditures are projected to increase by $110 to $12,152 in 2008-09 compared with the 2007-08 level, which includes funds provided for prior year settle-up obligations.

6.	Higher Education—The 2008 Budget Act reflects a total funding of $20.7 billion, including $14.2 billion from General Fund and Proposition 98 sources for all major segments of Higher Education (excluding infrastructure and stem cell research) after budget-balancing reductions and other policy reductions. This reflects an increase of $751.3 million (including $386 million from General Fund and Proposition 98 sources) above the revised 2007-08 level.

7.

Health and Human Services—The 2008 Budget Act includes $31 billion General Fund for Health and Human Services Programs, which is an increase of $1.6 billion from the revised 2007-08 estimate. Total funding from all State funds for Health and Human Services programs is $39.4 billion. The major General Fund workload adjustments include the following: (a) an increase of $556.7 million in the CalWORKs program, primarily due to depletion of federal funding that has historically been carried over from year to year; (b) an increase of $187.7 million for health programs and an increase of $52.5 million for human services programs attributable to enrollment, caseload, and population driven changes; (c) an increase of $169.8 million for required managed care rate adjustments; and (d) an increase of $22.4 million for statutorily required cost-of-living adjustments for Skilled Nursing Facilities. The 2008 Budget Act reflects expenditure reductions due to policy adjustments, including (a) $985.8 million from reducing provider payment rates in the Med-Cal program; (b) $313.3 million for fully suspending the June 2008 and June 2009 State cost-of-living adjustments (“COLAs”) for the Supplemental Security Income/State Supplementary Payment program; (c) $171.9 million from fully suspending the July 2008 COLA for the CalWORKs program; and (d) $22.5 million from placing limitations on the rates managed care plans pay to non-contract hospitals for emergency care services in the Medi-Cal program.

8.	Transportation Funding—The 2008 Budget Act includes $1.42 billion to fully fund Proposition 42 in 2008-09. Proposition 1A was passed in November 2006 and provides for the repayment of any remaining Proposition 42 debt by the year 2015-16. Pursuant to Proposition 1A, the 2008 Budget Act repays $83 million from the 2003-04 and 2004-05 Proposition 42 suspensions. Because the issuance of tribal gaming bonds continues to be delayed, the Governor’s Budget proposes to use the $100 million in tribal gaming compact revenues that will be received in 2008-09 until the bonds are sold, to repay past loans made from the State Highway Account and the Traffic Congestion Relief Fund. Proposition 1B was also passed in November 2006, providing $19.9 billion in bonding authority for a total of 16 programs intended to address a broad range of transportation priorities including rehabilitation and expansion of highways, transit and transit security, port security, and air quality. The authority for the use of any bond funds must be provided for in the Budget Act. The 2008 Budget Act appropriates $4.7 billion in Proposition 1B funding. The 2008 Budget Act also appropriates $1.5 billion in General Fund relief from sales tax revenues, including revenues from the “spillover” (the amount that gasoline sales tax revenues at the 4.75 percent rate exceed the amount generated from sales tax on all other goods at the 0.25 percent rate). Of this amount, $593 million is to be redirected from local transit grants through the State Transit Assistance program to reimburse the General Fund for its Home-to-School Transportation and State special schools costs out of the Public Transportation Account. Additionally, the remaining $939 million is to be redirected from both local transit grants and State capital projects to reimburse the General Fund for debt service payments made on transportation bonds in past years.

9.	Budget Stabilization Account—Under normal circumstances, the State would set aside $1.509 billion for fiscal year 2008-09 in the BSA for rainy day purposes. Given the $24.3 billion budget deficit, the 2008 Budget Act suspends this transfer to the BSA for the 2008-09 fiscal year.

10.	Modernization and Securitization of the California Lottery—The 2008 Budget Act includes legislation, if approved by the voters, that would authorize the California State Lottery to adopt changes that are expected to help to improve its financial performance, with the General Fund ultimately benefiting from this improved performance. In addition to capitalizing on this underperforming asset, the legislation would protect education funding by increasing the Proposition 98 minimum guarantee to offset the loss of lottery revenue to K-14 education, thereby giving schools a more stable and growing source of funds to replace the historically unreliable lottery revenues. Also included is legislation that would authorize the securitization of a portion of future lottery revenues. The securitization proceeds would be deposited into a newly created Debt Retirement Fund and available for various purposes that would help offset future General Fund expenditures. The first $5 billion of securitized revenue is expected to be available in 2009-10.

Budget Risks and Structural Deficit

For budget year 2008-09, the State faces a number of issues and risks that may impact the General Fund, and reduce or eliminate the budget reserves included in the 2008 Budget Act (originally $1.7 billion). Some of the more significant risks include the following:

1.	Lower than projected revenues. The 2008 Budget Act utilizes revenue projections made at the time the 2008-09 May Revision was prepared in early May 2008. However, as a result of the continuing weakness in the economy, in preparing the 2008 Budget Act, the Administration reduced the sales tax revenue projection for fiscal year 2007-08 by $287 million, and for 2008-09 by $250 million. Economic growth is expected to continue to be slow in 2009. The August 2008-09 Proposed Compromise issued by the Governor during the negotiations on the 2008-09 budget noted that: “If, in fact, the economy does not grow at the rates forecast in the 2008-09 May Revision, revenues could decline significantly in 2008-09 and 2009-10, possibly on the order of $5 billion over the two years.”

Based on the Controller’s September 2008 cash report, revenue receipts in the month of September 2008 were approximately $814 million below projections for the three major tax revenues (for a total of approximately $1.1 billion below projections for the 2008-09 fiscal year to date). A preliminary review of revenue receipts and other factors indicate that General Fund budgetary revenues could be adjusted downward by $3 billion, $1.3 billion more than the 2008-09 budget reserve of $1.7 billion. The State has indicated that an update of 2008-09 revenues will be prepared in connection with the release of the 2009-10 Governor’s Budget. Given the potential budgetary gap which may result from these revenue declines, the State has indicated as of October 16, 2008 that the Governor is actively considering various options to address the State’s fiscal situation, including calling a special session of the Legislature and other mechanisms.

In light of current developments in the worldwide and national financial markets, and continuing weak performance in the California economy in the first three months of the fiscal year, there can be no assurance that revenues will not decline significantly below the levels assumed in the 2008 Budget Act.

2.	Lower than expected revenues from revenue actions. As described herein, the 2008 Budget Act includes approximately $8.6 billion of revenue increases, including measures to increase tax payment compliance and to accelerate certain payments. These tax measures may not result in the generation of increased revenues at projected levels.

3.	Increased amounts payable to Medical Care Receiver. The receiver appointed by a federal court in the Plata v. Schwarzenegger case to oversee the State’s prison health care system (the “Receiver”) filed a motion in the Plata case, asking the court to hold the Governor and State Controller in contempt of court for failing to fund prison healthcare capital projects the Receiver wishes to construct and to order the State to pay for contracts totaling $8 billion to fund such projects. The Receiver noted that he wished to commence contracts totaling approximately $3 billion in the current fiscal year. Information accompanying prior communications from the Receiver indicated that the Receiver’s estimate of costs for his construction program in fiscal year 2008-09 would be approximately $390 million. The 2008 Budget Act contains $120 million for Medical Care Receiver capital projects.

Prior to the reduced revenue projections for fiscal year 2008-09 described above, the Department of Finance projected a deficit of $1 billion for fiscal year 2009-10 (assuming receipt of $5 billion from the securitization of lottery revenues, which is subject to voter approval).

Approximately $1.9 billion of the budget solutions included in the 2008 Budget Act were one-time actions that will not provide savings in 2009-10. Some of the larger one-time actions include $714 million loans from special funds, savings of $340 million due to the delay in the enactment of the 2008-09 Budget and the Governor’s Executive Order, and the use of certain available gasoline sales tax revenues in the amount of $250 million for debt service payments.

California Strategic Growth Plan

In January 2006, the Governor proposed an ambitious rebuilding of California by launching the Strategic Growth Plan (“SGP”), which was designed to restore and maintain California’s roads, schools, ports, and water supply. SGP proposed investing and leveraging billions of dollars in the State’s infrastructure over the next 20 years, so California could maintain its economic sustainability and high quality of life. In November 2006, the voters approved the first installment of that 20-year vision to rebuild California.

The Administration believes that additional investments in the State’s infrastructure are still needed if California is to maintain and improve its highly valued quality of life and continue its economic growth and many programs are still in need of funding. To address these critical gaps that remain in California’s infrastructure, the Administration supports the following:

General Obligation Bonds

•

Legislation to place a $9.3 billion bond measure before the voters to expand the State’s water supply and management systems to meet the needs of population growth and manage the effects of climate change on California’s hydrology and water delivery systems.

•

Legislation to place $11.6 billion in bond measures before the voters to continue funding the State’s K-12 schools beyond the financing provided by the current bonds to prepare for enrollment growth, reduce overcrowding, and repair dilapidated classrooms in compliance with the settlement agreement in Williams v. State of California.

•

Legislation to place $12.3 billion in bond measures before the voters to continue funding the State’s higher education systems beyond the financing provided by the current bonds to prepare for future enrollment growth and maintain their world renowned research capabilities. The bond measure proposes to provide an additional $50 million per year above the compact level for University of California and California State University.

The above bond proposals are needed to augment the existing funds for the SGP through 2016. The SGP proposes the new general obligation bond measures be placed before the voters in future general elections and that all bonds be issued in a manner that maintains a prudent debt ratio.

Lease-Revenue Bonds

•

Legislation, passed by the Legislature in May 2007, provides $7.4 billion lease-revenue bond authority for the California Department of Corrections and Rehabilitation to address prison and jail overcrowding, and health services. Implementation of this program requires subsequent legislation to correct problems in the original legislation, which, as of October 16, 2008, has not yet been passed. The State has indicated that the Administration will continue working with the Legislature to ensure passage.

•

An additional $6.9 billion of lease-revenue bond authority has been proposed for the Medical Care Receiver to expand and improve health care services, but has not been authorized. The Administration continues to work with the Receiver and the Legislature to fund the Receiver’s construction program.

•

Legislation passed by the Legislature provides California’s court system with increased fees and lease-revenue bond authority to expand and repair its infrastructure to address significant caseload increases and reduce delays. The fees raised by this legislation are intended to support up to $5 billion in lease-revenue bonds. Additional legislative authorization is required prior to the issuance of these lease revenue bonds.

Prison Construction Program

On May 3, 2007, the Governor signed AB 900 (Chapter 7, Statutes of 2007) (“AB 900”), which provides for a critical expansion of capacity in the State prison system and additional funds for county jails. In addition to construction funding, AB 900 emphasized expanding rehabilitative programs and measuring outcomes through performance goals to reduce the high rate of recidivism among adult offenders.

The central feature of AB 900 is authorization for issuance of a total of up to $7.4 billion of lease-revenue bonds by the State Public Works Board in two phases. Prison Phase I, which may be implemented immediately, authorizes approximately $3.6 billion to finance (i) 12,000 new State prison beds to replace temporary housing for inmates in public spaces not designed for such uses, (ii) 6,000 re-entry beds for the incarceration of inmates who have served the majority of their terms near the communities into which they will eventually be released, and (iii) 6,000 medical, dental and mental health spaces. Prison Phase II may be implemented after a designated 3-member panel certifies that about 1/3 of the spaces specified in Prison Phase I are under construction and other specified rehabilitative program requirements have been met. Prison Phase II, which must be commenced by January 1, 2014, authorizes up to approximately $2.5 billion for (i) an additional 4,000 beds at existing State prisons, (ii) an additional 2,000 medical, dental and mental health beds, and (iii) an additional 10,000 spaces in re-entry housing.

AB 900 also authorizes funding for acquisition, design and construction of county jail facilities, subject to a 25% local match and certain designated priorities and standards. Prison Phase I consists of up to $750 million of lease revenue bonds, which must be issued by June 30, 2017. Upon certification that certain benchmarks are met for commencement of construction under Prison Phase I and county jails, up to $470 million in additional funds for county jails would be available under Prison Phase II.

Implementation of AB 900 has been delayed for several reasons, including the need to obtain necessary technical corrections to clarify the scope of the legislation. The Legislature has not yet passed the necessary technical corrections and the State has indicated that the Administration will continue to work with the Legislature in connection with the technical corrections.

Litigation challenging the constitutionality of the lease revenue bond financing method included in AB 900 was dismissed by the trial court judge. The plaintiffs have appealed this dismissal. A second challenge to the constitutionality of the lease revenue bond financing in AB 900 was filed, and was also dismissed. However, the plaintiffs in this second challenge have filed an amended complaint alleging a governmental waste cause of action which was scheduled to be heard on October 30, 2008.

Medical Care Receiver Construction Program

Following the release of the 2008-09 Governor’s Budget, the Medical Care Receiver completed his Strategic Plan for the delivery of medical care to inmates. The Receiver’s plan called for, among other things, design and construction of health-related facilities and housing for up to 10,000 inmates with medical or mental health care needs, and supporting infrastructure and ancillary facilities, at existing State correctional facilities statewide or at other appropriate State owned real property, as well as improvements to health care facilities at existing prison facilities statewide. Legislation (SB 1665) was proposed to authorize the issuance of lease-revenue bonds to finance this portion of the Receiver’s Strategic Plan. The 2008-09 May Revision included $100 million in General Fund expenditures for the Receiver’s construction program as proposed by SB 1665 ($50 million in 2008-09 and $50 million in 2009-10), assuming the bill was enacted into law. However, SB 1665 subsequently failed to receive the necessary two-thirds vote for passage in the State Senate. Additional attempts were made to fund the Receiver’s construction program. Two identical bills—AB 1189 and SB 1092—would have provided the same funding as SB 1665, and in addition provided for administration by the Receiver of $1.1 billion of lease revenue authority for medical, mental health, and dental construction projects included in AB 900. AB 1189 and SB 1092 also would have given the Receiver access to the General Fund moneys appropriated in AB 900 for capital outlay. Neither of these bills passed in the Legislature.

In a letter dated May 29, 2008, the Medical Care Receiver indicated to the Director of Finance that he would need approximately $70 million in funds in fiscal year 2007-08, and an estimated $3.43 billion in 2008-09, with additional amounts in later years, in order to enter into contracts for construction of the needed facilities. In a letter dated June 9, 2008, the Receiver requested that the Governor and the Secretary of the Department of Corrections and Rehabilitation commit to pay the Receiver’s costs and expenses incurred in the delivery of this construction program up to a maximum amount of $7 billion acting pursuant to the Governor’s powers under the California Emergency Services Act and in compliance with the Plata court’s order appointing the Receiver, which provided that “[a]ll costs incurred in the implementation of the policies, plans and decisions of the Receiver relating to the fulfillment of his duties under this Order shall be borne by the Defendants [the State].” Information accompanying this letter reflects the Receiver’s estimate that expenditures for his construction program in fiscal year 2008-09 would be approximately $390 million.

Following a motion filed by the Receiver, the State Controller was added as a party defendant to the lawsuit.

On August 13, 2008, the Receiver filed a motion to hold the Governor, the Controller and the other officials named in the action in contempt and to compel the defendants to make payments directly from the State Treasury to fund the Receiver’s construction programs. At the hearing on October 6, 2008, the Receiver requested in a motion that the court order the State to return in two weeks to explain how it would pay the Receiver $250 million to cover construction costs through December 2008.

Following a hearing on the Receiver’s motion, on October 8, 2008 the Court ordered a further hearing to be held on October 27, 2008. At this hearing, as stated in the Court’s ruling, “Defendants shall inform the Court of their specific plans to transfer $250 million of previously appropriated and unencumbered AB 900 funds to the Receiver.” As of October 2008, the State had not yet responded to the Court’s ruling.

The State cannot predict how the failure of the Legislature to authorize bond financing for medical facilities will affect the Receiver’s plans to construct new facilities, or the State’s obligation to provide constitutionally adequate health care for prisoners. The State has indicated that discussions as to the least intrusive method of funding the Receiver’s construction program are ongoing. The Governor has stated that he believes the lease revenue bonds are the most cost-effective way to fund the Receiver’s request and that he is committed to continuing to work with the Legislature to protect General Fund resources. Were bond financing to ultimately be approved and implemented, General Fund payments for debt service would not begin until several years in the future.

LITIGATION

The state is a party to numerous legal proceedings. The following are the most significant pending proceedings, as of October 2008, as reported by the Office of the Attorney General.

Action Challenging Use of Vehicle Fuel Tax Revenue

In Shaw et al. v. Chiang et al. (Sacramento County Superior Court, Case No. 07CS01179), the plaintiffs are challenging certain provisions of the 2007 Budget Act and related legislation. Plaintiffs assert that approximately $1.2 billion in sales and use taxes collected on vehicle fuel were improperly appropriated to: (1) reimburse past debt service payments and to make current debt service payments on various transportation bonds; and (2) to fund various other transportation programs. The trial court concluded: (1) the $409 million reimbursement to the General Fund from the Public Transportation Account for past debt service payments was illegal; and (2) the remaining $779 million in challenged appropriations are lawful. Plaintiffs have appealed and the State has filed a cross appeal. (Court of Appeal, Third Appellate District, Case No. CO58479).

Tax Refund Cases

Two pending cases challenge the fee imposed by the State tax code upon limited liability companies registered in California, alleging that it discriminates against interstate commerce and violates the U.S. Constitution, is an improper exercise of the State’s police powers, and has been misapplied by the Franchise Tax Board. These cases are: Ventas Finance I, LLC v. Franchise Tax Board (San Francisco County Superior Court, Case No. 05-440001; Court of Appeal, First Appellate District, Case Nos. A116277 and A117751); and Bakersfield Mall LLC v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC07462728).

In Ventas, the trial court ruled in favor of plaintiff, and the Board appealed. In Ventas, plaintiff, which engaged in business both within and outside of California during the years at issue, is also challenging on appeal the constitutionality of recent legislation (AB 198), which would limit the State’s liability if plaintiff is otherwise successful in the action. The appellate court upheld plaintiff’s challenge to the fee but limited its recovery to the difference between the fee as enacted and the amount of the fee if computed only on income apportioned to California. The appellate court did not address the issue of whether AB 198 was effective in limiting the remedy. Plaintiff filed a petition for review in the California Supreme Court. Bakersfield Mall was filed as a class action on behalf of all LLCs operating in California and is pending in the trial court; if it proceeds as a class action the claimed refunds could be significant.

Plaintiff in River Garden Retirement Home v. California v. Franchise Tax Board (San Francisco County Superior Court, Case No. 467783, challenges the constitutionality of the penalty assessed under the State’s tax amnesty program. Under the amnesty program, for taxable years beginning before January 1, 2003, taxpayers that had not paid or had underpaid an eligible tax could agree to pay the tax and waive their rights to claim refunds thereof. In exchange, certain penalties and fees associated with the unpaid taxes would be waived and no criminal actions would be brought for the taxable years for which amnesty was allowed. The program also imposed a new penalty equal to 50 percent of accrued interest as of March 31, 2005, on any unpaid tax liabilities ultimately determined to be due for taxable years 2002 and earlier for which amnesty could have been requested. The trial court granted summary judgment for the State. The potential fiscal impact of the case is dependent on further court rulings, but is estimated to be in excess of $300 million.

Nortel v. State Board of Equalization (Los Angeles County Superior Court, Case No. BC341568), a tax refund case, involves the interpretation of certain statutory sales and use tax exemptions for “custom-written” computer software and licenses to use computer software. The trial court ruled in favor of plaintiff. The State has indicated that a ruling adverse to the State Board of Equalization in this matter if applied to other similarly situated taxpayers could have a significant negative impact, in the range of approximately $500 million annually, on tax revenues.

In two cases, Abbott Laboratories v. Franchise Tax Board (Los Angeles County Superior Court, Case No. BC369808) and River Garden Retirement Home v. California Franchise Tax Board (San Francisco County Superior Court, Case No. 467783), plaintiffs are challenging the denial of a deduction for dividends under Revenue and Taxation Code section 24402. After Section 24402 was held to be unconstitutional because it allowed a dividend deduction only to the extent the dividends were paid from income previously taxed by California, the Franchise Tax Board allowed a deduction for all dividends for years in which the normal 4-year statute of limitations prevented additional assessments and denied the deduction for all dividends in years in which the 4-year statute was still open. In Abbott Laboratories, plaintiff asserts that the proper remedy is to allow a deduction for all dividends based upon a judicial reformation of the statute on constitutional grounds. The trial court dismissed the complaint; plaintiff has appealed (Court of Appeal, Second Appellate District, Case No. B204210). In River Garden, the trial court sustained the demurrer of the Franchise Tax Board on this same issue; plaintiff also challenges the tax amnesty penalty, as described above. The State has indicated that an adverse ruling in these matters, applied in the context of other statutes, could have a significant revenue impact.

In Computer Service Tax Cases (Dell, Inc. v. State Board of Equalization), the Court of Appeal ruled that the State Board of Equalization improperly collected sales and use tax on optional service contracts that Dell sold with computers (Judicial Council Coordination No. 4442, San Francisco County Superior Court No. CGC 03-4119192, Court of Appeal, First Appellate District, Case No. A118657). The decision is expected to lead to a judgment requiring the Board to refund the tax with interest. The amount of the refund has not been determined but, with interest, may exceed $250 million. The Board expects that the refund will be made in the 2008-09 fiscal year.

Environmental Matters

In a federal Environmental Protection Agency (“U.S. EPA”) administrative abatement action entitled In the Matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board. The Atlantic Richfield Company (“ARCO”) is a party as the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA “Superfund” List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The alleged bases for the State’s liability are the State’s ownership of the mine site and the terms of a 1983 settlement agreement between the State and ARCO. The Lahontan Regional Water Quality Control Board has undertaken certain remedial action at the mine site, but the U.S. EPA’s decision on the interim and final remedies is pending. ARCO has sued the State, the State Water Resources Control Board, and the Lahontan Regional Water Quality Control Board, seeking to recover past and future costs, based on the settlement agreement, the State’s ownership of the property, and the State’s allegedly negligent past clean up efforts. Atlantic Richfield Co. v. State of California (Los Angeles County Superior Court, Case No. BC380474). The State has indicated that it is possible these matters could result in a potential loss to the State in excess of $400 million.

In Carla Clark, et. al. v. City of Santa Rosa, et al. (Sonoma County Superior Court, Case No. SCV-227896), 32 plaintiffs brought a toxic tort case alleging that water wells supplying water to their homes were contaminated by carcinogenic chemicals. Plaintiffs sued the State under a mandatory duty theory premised on an alleged violation of Proposition 65 (The Safe Drinking Water and Toxic Enforcement Act of 1986). Plaintiffs claim damages exceeding $400 million. After the trial court granted the State’s motion for summary judgment, plaintiffs appealed (Court of Appeal, First Appellate District, Case No. A115399). The appellate court affirmed the judgment in favor of the State.

In Pacific Lumber v. State (Fresno County Superior Court, Case No. 06 CEGC 04221 AMS), plaintiffs are seeking injunctive relief and damages against defendants State Water Resources Control Board, North Coast Water Quality Control Board, and the State of California for an alleged breach of the Headwaters Agreement. The Headwaters Agreement was reached in 1996, and involved the sale of certain timberlands by plaintiffs to federal and State agencies. Plaintiffs allege that the State’s environmental regulation of plaintiffs’ remaining timberlands since the Headwaters Agreement constitutes a breach of the Agreement. State defendants deny plaintiffs’ allegations. Plaintiffs, who are also debtors in a bankruptcy proceeding, have alleged in that proceeding that the value of the litigation ranges from $626 million to $639 million in the event liability is established. The State has indicated that, as of October 2008, it is unknown what the fiscal impact of this matter might be upon the General Fund.

In City of Colton v. American Professional Events, Inc. et al. (Los Angeles County Superior Court, Case No. BC376008), two defendants in an action involving liability for contaminated groundwater have filed cross complaints seeking indemnification from the State and the Regional Water Quality Control Board in an amount of up to $300 million.

Escheated Property Claims

In five cases, plaintiffs claim that the State has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Morris v. Westly (Los Angeles County Superior Court, Case No. BC310200); Coppoletta v. Westly (San Francisco County Superior Court, Case No. CGC-05439933); Trust Realty Partners v. Westly (Sacramento County Superior Court, Case No. 04AS02522); Suever v. Connell (U.S. District Court, Northern District, Case No. C03-00156 RS); and Taylor v. Chiang (U.S. District Court, Eastern District, Case No. S-01-2407 WBS GGH). The Morris lawsuit sought a class action determination, a declaration that failure to pay interest is an unconstitutional taking, and injunctive relief. The trial court in Morris ordered judgment for the State. The trial court decision was affirmed on appeal and plaintiff’s petition for review in the California Supreme Court was denied. (Court of Appeal, Second Appellate District, Case No. B194764). The Coppoletta case raises issues analogous to those in Morris and also asks that the unclaimed property law be construed as creating a trust for the benefit of the true owner. The trial court dismissed the complaint. On appeal, the appellate court affirmed the dismissal. (Court of Appeal, First Appellate District, Case No. A117504). Plaintiff’s petition for review was denied by the California Supreme Court. The Trust Realty Partners lawsuit focuses on the State’s elimination of interest payments on unclaimed property claims (Code of Civil Procedure section 1540, subdivision (c), as amended effective August 11, 2003, “CCP 1540”). It is not styled as a class action suit, but in addition to seeking damages, the case seeks a common fund recovery and injunctive relief. After the trial court’s initial interim order that the State pay interest on certain claims made before the amendment to CCP 1540 was reversed on appeal (Court of Appeal, Third Appellate District, Case No. C052813), the matter is again pending in the trial court.

Both Suever and Taylor are styled as class actions but as of July 2008, no class has been certified. Like the plaintiffs in Trust Realty, the Suever and Taylor plaintiffs argue that the State’s failure to pay interest on claims paid violated their constitutional rights. In Suever, the district court concluded that the State is obligated to pay interest to persons who reclaim property that has escheated to the State, but its ruling did not specify the rate at which interest must be paid. The district court granted the State’s motion to certify the issue for appeal and the Ninth Circuit has agreed to hear the appeal. Plaintiffs in Suever and Taylor also assert that for the escheated property that has been disposed of by the State, plaintiffs are entitled to recover, in addition to the proceeds of such sale, any difference between the sale price and the property’s highest market value during the time the State held it; the State asserts that such claims for damages are barred by the Eleventh Amendment. The district court granted the State’s motion for summary judgment on these claims in Suever, and plaintiffs appealed. If plaintiffs were to prevail on the claims asserted in these actions, costs to the State could be in excess of $500 million.

Actions Seeking Damages for Alleged Violations of Privacy Rights

In Gail Marie Harrington-Wisely, et al. v. State of California, et al. (Los Angeles County Superior Court, Case No. BC 227373), plaintiffs seek damages, asserting that the use by the Department of Corrections and Rehabilitation of a body imaging machine to search visitors entering State prisons for contraband violated the rights of the visitors. This matter was certified as a class action. The trial court granted judgment in favor of the State. Plaintiffs’ appeal has been dismissed (Court of Appeal, Second Appellate District, Case No. B1190431) and the trial court denied plaintiffs’ motion for attorneys’ fees. Plaintiffs may seek further review of the trial court’s rulings. The State has indicated that if plaintiffs were successful in obtaining an award of damages for every use of the body-imaging machine, damages could be as high as $3 billion.

Plaintiff in Gilbert P. Hyatt v. FTB (State of Nevada, Clark County District Court, Case No. A382999) was subject to an audit by the Franchise Tax Board involving a claimed change of residence from California to Nevada. Plaintiff alleges a number of separate torts involving privacy rights and interference with his business relationships arising from the audit. The trial court ruled that plaintiff had not established a causal relation between the audit and the loss of his licensing business with Japanese companies; the Nevada Supreme Court denied review of this ruling. The economic damages claim exceeded $500 million. On the remaining claims, the jury awarded damages of approximately $387 million, including punitive damages, and over $1 million in attorneys’ fees. The total judgment with interest is approximately $490 million. A stay has been issued pending resolution of post-trial motions. The State has indicated that, if such motions are unsuccessful, the State will vigorously pursue an appeal.

Action Seeking Program Modifications

In Capitol People First v. Department of Developmental Services (Alameda County Superior Court, Case No. 2002-038715), a consortium of State and national law firms and public-interest groups are alleging violations of federal and State statutes on behalf of persons with developmental disabilities who are currently treated in large facilities. The case seeks modifications to existing State programs for the treatment of institutionalized disabled persons, including requiring the State to offer community-based services. Some rough estimates suggest the financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward. The State has indicated that it is vigorously defending this action.

Actions Regarding Medi-Cal Reimbursements and Fees

In two cases, each entitled California Association of Health Facilities (“CAHF”) v. Department of Health Services (“DHS”), CAHF, which represents approximately 1400 skilled-nursing and intermediate-care facilities, challenges the Medi-Cal reimbursement rates paid by DHS to providers for, respectively, the 2001-02 and 2002-03 rate years. The trial court entered judgment for DHS; the appellate court reversed and remanded the case to the trial court for further proceedings (First Appellate District, Case Nos. A107551 and A107552). The consolidated cases are pending in the trial court (San Francisco County Superior Court, Case Nos. CGC 02-415443, CGC 03-425819). The State has indicated that a final decision adverse to DHS in these cases could result in reimbursement costs exceeding $250 million.

In Orinda Convalescent Hospital, et al. v. Department of Health Services (Sacramento County Superior Court, Case No. 06AS03455), plaintiffs challenge a quality assurance fee charged to skilled nursing facilities and a Medi-Cal reimbursement methodology applicable to such facilities that were enacted in 2004, alleging violations of the federal and State constitutions and State law. Plaintiffs seek a refund of fees paid and to enjoin future collection of the fee. If an injunction against collection of the fee is issued, it could negatively affect the State’s receipt of federal funds. As of July 2008, the State has indicated that it is unknown what fiscal impact this matter would have upon the State’s General Fund.

Three pending cases challenge State legislation requiring reductions in Medi-Cal reimbursements to Medi-Cal providers. In Independent Living Center of Southern California, et al. v. Shewry, et al. (Los Angeles County Superior Court, Case No. BS114459), health care advocates, Medi-Cal providers and Medi-Cal recipients challenge various 10 percent rate reductions, the 10 percent “actuarial equivalent” managed care rate reductions, the hold on payments to providers for one month prior to January 2009, and delays in the annual cost of living adjustments in the State-funded State Supplementary Program for the Aged, Blind and Disabled (SSI/SSP). Plaintiffs seek injunctive relief to prevent implementation of these measures. The State removed this matter to federal court. (United States District Court, Central District, Case No. CV08-3315 CAS (MANx)). The district court granted in part a preliminary injunction, requiring the State, as of August 18, 2008, to pay the rates in effect prior to the 10 percent reduction. The State and plaintiffs appealed. A final decision adverse to the State in this matter could result in costs to the General Fund of $988.5 million.

In California Medical Association, et al. v. Shewry, et al (Los Angeles County Superior Court, Case No. BC390126), professional associations representing Medi-Cal providers seek to enjoin implementation of the 10 percent Medi-Cal rate reductions that were planned to go into effect on July 1, 2008, alleging that the legislation violates federal Medicaid requirements, State laws and regulations, and the California Constitution. The trial court denied plaintiffs’ motion for a preliminary injunction. Plaintiffs filed an appeal. (Court of Appeal, Second District, Case No. B210440.) A final decision adverse to the State in this matter could result in costs to the General Fund of $508.2 million.

In Farmacia Remedios, Inc. et al. v. Shewry et al. (United States District Court, E.D. Cal., Case No. l:08-CV-01433-LKK-GGH), eight individual pharmacies challenge State legislation requiring 10 percent reductions in Medi-Cal fee-for-service reimbursement. The pharmacies allege that before implementing the 10 percent reduction the Department of Health Care Services must first obtain federal approval of a State Plan Amendment. Plaintiffs filed in State Superior Court, and the State removed the matter to federal court. Plaintiffs requested dismissal of their complaint, and the trial court has dismissed the matter.

Actions to Increase Amount of State Aid for Dependent Children

Ten pending class action lawsuits challenging the amount of aid provided by the State for the care of dependent children (either in foster care or adopted) who are developmentally disabled have been coordinated in Butler v. Department of Social Services (Los Angeles County Superior Court, Case No. BC329695) and in Social Services Payment Cases (Judicial Council Coordinated Proceeding Case No. 4439). Plaintiffs assert that they were entitled to receive the Alternative Residential Model (ARM) rate (also known as dual agency rate) but have instead been receiving the standard AFDC-FC (foster care) rate and/or the AAP (adoption assistance program rate). A final decision in favor of these plaintiffs could exceed $450 million. The trial court dismissed the complaint; plaintiffs appealed (Court of Appeal, Second Appellate District, Case No. B200788). The appellate court affirmed the dismissal.

In a statewide class action (Katie A., et al. v. Bonta, et al., U.S. District Court, Central District, Case No. CV 02-05662 AHM (SHx)), plaintiffs seek to expand Medicaid-covered services for mentally disordered children in foster care. The district court issued a preliminary injunction ordering the State defendants to provide additional services to class members. Further, the court ordered the State defendants and plaintiffs to meet and confer both to develop a plan to implement the preliminary injunction and to come to a consensus on whether the court should appoint a special master. On appeal (U.S. Court of Appeals, Ninth Circuit, Case No. 06-55559), the Ninth Circuit reversed the decision of the district court and remanded the matter for further proceedings. Plaintiffs have filed another motion for preliminary injunction in the district court. The district court took the motion under submission and ordered the parties in the interim to engage in settlement discussions. As of October 2008, the State has indicated that it is unknown what financial impact this unprecedented litigation would have on the State’s General Fund.

Local Government Mandate Claims and Actions

In pending litigation, Orange County and San Diego County allege that the State has not provided full reimbursement for mandated programs. These two lawsuits were consolidated in San Diego County Superior Court (County of San Diego v. State of California, et al., Case No. GIC 825109, and County of Orange v. State of California, et al., Case No. GIC 827845). Plaintiffs are seeking relief that would divert current budget appropriations away from various State agencies, and to the counties, as payment for the unreimbursed costs of implementing a variety of programs over the last ten years. San Diego County alleged unreimbursed costs in excess of $40 million, and Orange County alleged unreimbursed costs in excess of $116 million. The State has indicated that the effect of a final determination by an appellate court that the State is required to reimburse the counties for such costs, if applied to each of California’s 58 counties, could result in costs in excess of $1.5 billion. The trial court entered judgment in favor of the counties. On appeal, the appellate court reversed the trial court judgment. (Court of Appeal, Fourth Appellate District, Case No. D048743). Plaintiffs have filed a petition for review in the California Supreme Court.

In litigation filed in November 2007, California School Boards Association et al v. State of California et al. (San Diego County Superior Court, Case No. 37-2007-00082249-CU-WM-CTL), plaintiffs, including the San Diego County Office of Education and four school districts, allege the State has failed to appropriate approximately $900 million for new State-required programs or services in violation of the California Constitution. Plaintiffs seek declaratory and injunctive relief, including an order compelling reimbursement. As of October 2008, the State has indicated that it is unknown what fiscal impact this matter would have upon the State’s General Fund.

In Department of Finance v. Commission on State Mandates, et al (Sacramento County Superior Court Case No. 03CS01432), the Department of Finance is seeking to overturn a determination of the Commission on State Mandates that a State law requiring the development of a behavioral intervention plan (“BIP”) for certain children receiving special education services exceeds the federal requirements for individualized education plans and therefore is an unfunded State mandate. The Commission has not determined the amount of the unfunded mandate, and the State has indicated that it is unknown what the fiscal impact would be on the State’s General Fund if the State were required to reimburse costs associated with development of the BIP.

Actions Seeking to Enjoin Implementation of or Cause Amendment to Certain Tribal Gaming Compacts

In June 2004, the State entered into amendments to tribal gaming compacts (the “Amended Compacts”) between the State and five Indian Tribes (the “Five Tribes”). Those Amended Compacts are being challenged in three pending cases as described below. The State has indicated that a decision unfavorable to the State in the cases described below (or in any future litigation relating to the Amended Compacts) could eliminate future receipts of gaming revenues anticipated to result from the Amended Compacts, and could delay or impair the State’s ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts.

In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. (U.S. District Court, Southern District, Case No. 04 CV 1151 W (WMc)), plaintiff (the “Rincon Band” or “Rincon”) sought an injunction against implementation of the Amended Compacts on grounds that their execution and ratification by the State constituted an unconstitutional impairment of the State’s compact with the Rincon Band. The Rincon Band asserts that its compact contains an implied promise that the State would not execute compacts or compact amendments with other tribes that would have an adverse impact on the Rincon Band’s market share by allowing a major expansion in the number of permissible gaming devices in California. The complaint also asserts that the State breached Rincon’s compact, principally by incorrectly calculating the total number of gaming device licenses the State is authorized to issue tribes with compacts identical to Rincon’s compact and by failing to negotiate a compact amendment with the Rincon Band in good faith. The district court dismissed the impairment of contract claims, the claim regarding the total number of gaming device licenses, and a claim for damages sought for a separate alleged breach of compact but did not dismiss Rincon’s other breach of compact claims, including a claim that the State failed to negotiate a compact amendment with the Rincon Band in good faith. The district court entered a separate judgment with respect to the dismissed claims, and Rincon appealed (U.S. Court of Appeals, Ninth Circuit, Case No. 06-055259). On appeal, the Rincon Band did not challenge the validity of the Amended Compacts. The Ninth Circuit reversed the dismissal of the claim involving the authorized number of gaming device licenses and affirmed the dismissal of Rincon’s claim for damages.

Hollywood Park Land Co., et al. v. Golden State Transportation, et al. (Sacramento County Superior Court, Case No. 06AS00166) is an action brought by various horse racetrack interests, challenging the validity of the proposed issuance of tribal gaming bonds. Plaintiffs claim that the bonds violate provisions of the California Constitution and seek injunctive relief. The Gabrielino-Tongva Tribe and a tribal councilman filed a notice of appearance and contest the validity of the bonds and the bond contracts. Additionally, they seek a declaration that provisions of the Amended Compacts are invalid and void and a declaration that Code of Civil Procedure section 1811, which addresses remedies for alleged violation of tribal gaming compacts, violates the due process rights of the tribe and its members. The trial court granted judgment in favor of the defendants; plaintiffs have appealed (Court of Appeal, Third Appellate District, Case No. C057166).

In San Pasqual Band of Mission Indians v. State of California, et al. (U.S. District Court, Southern District, Case No. 06 CV 0988 LAB AJB), plaintiff seeks a declaration that more aggregate slot machine licenses are available for issuance to all Tribes that signed compacts with the State (the “1999 Compact”) than the number of such licenses determined by the State in 2002. The State has indicated that should relief be granted and more licenses become available, the Five Tribes’ obligations to continue to fund State transportation bonds under the Amended Compacts would be rendered uncertain because the Amended Compacts contemplated the license pool created by the 1999 Compact would remain fixed at the number determined by the State. An expanded license pool would thus present questions about the Five Tribes’ monetary obligations that would presumably be required to be addressed by amendment of the Amended Compacts. The district court dismissed the complaint, and plaintiff appealed (U.S. Court of Appeals, Ninth Circuit, Case No. 07-55536). The Ninth Circuit reversed the district court order and remanded the matter to the district court.

Prison Healthcare Reform

The adult prison health care delivery system includes medical health care, mental health care and dental health care. The annual budget for this system, which is operated by the California Department of Corrections and Rehabilitation (“CDCR”) and affects approximately 33 prisons throughout the State, is approximately $2 billion. There are three significant cases pending in federal district courts challenging the constitutionality of prison health care. Plata v. Schwarzenegger (U.S. District Court, Northern District, Case No. C-01-1351 THE) is a class action regarding the adequacy of medical health care; Coleman v. Schwarzenegger (United States District Court, Eastern District, Case No. CIV-S-90-0520 LKK JFM P) is a class action regarding mental health care; and Perez v. Tilton (U.S. District Court, Northern District, Case No. C 05-05241 JSW) is a class action regarding dental health care. A fourth case, Armstrong v. Schwarzenegger (U.S. District Court, Northern District, Case No. C 94-02307 CW) is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act. In Plata the district court appointed a Receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system. The Plata Receiver and the Special Master appointed by the Coleman court, joined by the Court representatives appointed by the Perez and Armstrong courts, meet routinely to coordinate efforts in these cases. As of October 2008, ongoing costs of remedial activities have been incorporated into the State’s budget process. However, the State has indicated that, as of that date, it is unknown what financial impact this litigation would have on the State’s General Fund, particularly in light of the unprecedented step of appointing a Receiver of medical health care. The Receiver has filed a motion in the Plata case, asking the court to hold the Governor and State Controller in contempt of court for failing to fund prison healthcare capital projects the Receiver wishes to construct and to order the State to pay $8 billion to fund such projects, approximately $3 billion of which would be required in the 2008-09 fiscal year. At the hearing on October 6, 2008, the Receiver requested that the court order the State to return in two weeks to explain how it would pay the Receiver $250 million to cover construction costs through December 2008.

Following a hearing on the Receiver’s motion, on October 8, 2008 the court ordered a further hearing to be held on October 27, 2008. At this hearing, as stated in the court’s ruling, “Defendants shall inform the Court of their specific plans to transfer $250 million of previously appropriated and unencumbered AB 900 funds to the Receiver.” As of October 16, 2008, the State had not yet responded to the court’s ruling.

Actions Seeking to Enjoin Lease Revenue Bond Financing for Correctional Facilities

In Taxpayers for Improving Public Safety, et al. v. Arnold Schwarzenegger et al. (Sacramento County Superior Court, Case No. 07AS03613), plaintiffs challenge certain provisions of the Public Safety and Offender Rehabilitation Services Act of 2007 (AB 900) that authorize the issuance of over $7 billion of lease-revenue bonds to finance construction and renovation of State prison and county jail facilities. Plaintiffs seek declaratory and injunctive relief, alleging that the lease-revenue bonds and the associated leases authorized by AB 900 violate the debt limit in the California Constitution because the bonds and the leases were not approved by the voters. The trial court denied plaintiffs’ request for a preliminary injunction, and dismissed the case; plaintiffs appealed (Court of Appeal, Third Appellate District, Case No. C057542). The State has indicated that, as of October 2008, it is unknown what fiscal impact this matter would have on the State’s General Fund.

In Californians United for a Responsible Budget et al. v. Arnold Schwarzenegger et al. (Sacramento County Superior Court, Case No. 34-2008-00010202), plaintiffs filed a reverse validation action challenging certain resolutions issued by the State Public Works Board to proceed with authorizations included in AB 900. Plaintiffs also challenge certain provisions of AB 900 that authorize the issuance of over $7 billion of lease-revenue bonds to finance construction and renovation of State prison and county jail facilities. Plaintiffs seek declaratory and injunctive relief that the interim financing, the lease-revenue bonds, and the associated leases authorized by AB 900 violate the debt limit in the California Constitution because the bonds and the leases were not approved by the voters. Plaintiffs further assert that the leases and the issuance of lease-revenue bonds related to AB 900 projects are a waste of government resources, that the leases constitute long-term purchase contracts and that the

California Department of Corrections and Rehabilitation is planning to proceed with certain projects that plaintiffs allege were not authorized by AB 900. The trial court dismissed all claims in the complaint but granted plaintiffs time to amend the complaint as to the waste cause of action only. The State defendants have requested dismissal of that remaining claim. The State has indicated that, as of October, 2008, it is unknown what fiscal impact this matter would have on the State’s General Fund.

Action Seeking Americans with Disabilities Act (ADA) Compliance for Pedestrian Facilities

The State highway system includes approximately 2,500 miles of conventional (non-freeway) highways that include sidewalks and other pedestrian facilities. The Department of Transportation’s current design standards include ADA-compliant standards for new construction, but a significant portion of previously-constructed intersections at existing locations either remain to have curb ramps installed, or have previously-installed ADA curb ramps that need modification to meet evolving ADA standards. In addition, appellate decisions have extended the applicability of ADA requirements to sidewalks. Californians for Disability Rights, Inc. et al. v. California Department of Transportation et al. (U.S. District Court, Northern District, Case No. C 06-5125 SBA) is a class action on behalf of mobility-impaired and visually-impaired Californians alleging violations of the ADA and Section 504 of the Rehabilitation Act regarding these pedestrian facilities. The lawsuit attempts to accelerate and expand the Department’s ongoing ADA efforts on existing facilities. Funding for both new construction and remedial work associated with such efforts comes from the State Highway Account. Since 1995, the Department’s ADA compliance costs have exceeded $100 million. The State has indicated that, as of October 2008, the exact additional financial impact of this litigation on the State Highway Account is unknown.

*    *    *    *

RATING AGENCIES’ ACTIONS

As of March 16, 2009, Fitch, Standard & Poor’s and Moody’s rated the State’s general obligation bonds, respectively, A+, A and A1. In January 2008, Fitch placed the State’s rating on a negative watch. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. Any such downward revisions or withdrawals of ratings could have adverse effects on the market price of the State’s municipal obligations.

ADDITIONAL CONSIDERATIONS

California municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from California State personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX C

ADDITIONAL INFORMATION CONCERNING NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of New York (“New York” or the “State”). The sources of payment for New York municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last two paragraphs hereof, is derived solely from information contained in official statements relating to offerings of New York bond issues, the most recent such official statement (or supplement thereof) being dated February 24, 2009. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any New York issuer.

CURRENT ECONOMIC OUTLOOK

Economic Discussion

U.S. Forecast Discussion

Since the end of October 2008, evidence has mounted that the U.S. recession that began in December 2007 has deepened and the advance toward global recession has accelerated. The deleveraging process in the housing and credit markets has destroyed trillions of dollars of wealth, resulting in what may become the most severe economic contraction since the early 1980s and possibly the Great Depression. In spite of a massive government effort to restore the domestic banking system, and similar efforts around the world, the global economy’s downward momentum continues unabated.

Real U.S. Gross Domestic Product (“GDP”) is projected to decline for four consecutive quarters starting with the third quarter of calendar year 2008. For estimating purposes, it was assumed that a stimulus package would be approved at the Federal level at $800 billion for two years. As of January 2009, the State’s Division of the Budget (“DOB”) projected the U.S. economy to contract by 1.4 percent in 2009, following growth of 1.2 percent in 2008.

As of January 2009, the housing market has still failed to find a bottom, with housing starts falling to unprecedented post-war lows and home prices continuing to fall. Declining employment and wealth, combined with unfavorable credit market conditions, continue to put downward pressure on household spending. On the positive side, the recent decline in energy prices has increased the purchasing power of household incomes, while at the same time reducing inflation expectations and increasing the Federal Reserve’s policy options. But this favorable trend is expected only to cushion the impact of a falling labor market and a slow-recovering financial system. Consequently, as of January 2009, the DOB projected that real consumption was projected to decline.

With the accelerated loss of jobs projected for 2009, wage growth is also expected to fall. DOB projected that wages would fall in both the fourth quarter of 2008 and the first quarter of 2009, owing in part to weak bonus performance anticipated nationwide for these quarters. The substantial decline in wage growth is expected to reduce personal income growth from 3.8 percent in 2008 to 1.8 percent in 2009. DOB projects inflation as measured by growth in the Consumer Price Index of 0.1 percent for 2009, following 3.9 percent for 2008.

New York Forecast Discussion

With the financial markets at the center of the economic downturn, the New York State economy stands to be hit hard by the current recession. Financial industry consolidation is likely to have grave implications for financial sector employment, particularly in New York City. As of January 2009, layoffs from the State’s financial services sector were expected to total approximately 60,000 as strained financial institutions have sought to cut costs and newly merged banks have sought to reduce duplication of services. These projected losses are approximately double those that occurred in the wake of September 11, 2001.

But the 2008-09 downturn in the State economy is expected to extend far beyond Wall Street. As of January 2009, a broad-based State recession was projected to result in private sector job losses of about 180,000, with declines anticipated for all major industrial sectors except for health and education. The loss of manufacturing jobs is expected to accelerate going forward, particularly in auto-related industries. The State’s real estate market is projected to continue to weaken in 2009, with office vacancy rates expected to rise due to falling employment, tight credit market conditions, and completed construction coming online. In addition, a weak global economy and strong dollar are expected to negatively affect the State’s export-related and tourism industries. As of January 2009, State employment was expected to fall 1.9 percent for 2009, with private sector jobs projected to fall 2.2 percent, following growth of 0.3 percent for both total and private employment for 2008. DOB projects a decline in total State wages of 4.1 percent for 2009, largely driven by a decline of 48 percent in bonus payments of the finance and insurance industry, following an estimated increase of 1.1 percent for 2008. Declines in both the wage and non-wage components of income are projected to result in a decline in total personal income of 1.6 percent for 2009, following 2.3 percent growth for 2008.

Financial Plan Revisions Reflect the Weakening Economic Outlook

On February 24, 2009, the Governor and Legislature reached a consensus that, based on updated economic information and operating results through mid-February 2009, General Fund tax receipts over the two-year period from fiscal year 2008-09 to fiscal year 2009-10 were projected to be $1 billion lower than the levels forecast in the Executive Budget, as amended by the Governor on January 15, 2009. The consensus forecast notes that, “all parties agreed that the greatest risk to the consensus forecast is the current state of financial markets . . . [and] find virtually no upside potential to the consensus forecast.” As of February 2009, the DOB also estimated that a delay in budget enactment from March 1, 2009 to April 1, 2009 (the start of the State fiscal year) would result in approximately $250 million to $300 million in potential lost savings in fiscal year 2009-10, mainly due to later implementation of proposed health care cost containment.

In DOB’s view, the updated economic information that has become available since the second quarterly update to the Additional Information Statement of the State of New York dated October 28, 2008 (the “Second Quarterly Update”), the continuing instability in the financial markets, and the uneven response to Federal government efforts to restore confidence combine to provide compelling evidence for further reducing the General Fund receipts forecast over the plan period. The impact of the recession on tax collections is expected to begin to register in the high-tax collection months that remain in the 2008-09 fiscal year. As of January 2009, DOB has lowered the estimate of General Fund tax receipts (excluding deposits to the School Tax Relief (“STAR”) fund) by $492 million in the year 2009 and $1.8 billion in 2009-10. The reductions are in addition to the substantial downward revisions reflected in the Second Quarterly Update.

In comparison to the second quarterly update to the Annual Information Statement of the State of New York (the “Second Quarterly Update”), General Fund personal income tax (“PIT”) receipts (excluding STAR), have been reduced by $253 million in 2008-09 and $1.27 billion in 2009-10. In 2008-09, the revisions reflect an expected decrease in estimated tax payments and withholding, offset in part by an expected increase in final returns. In 2009-10, the revisions reflect falling wage growth and lower withholding and estimated tax payments, consistent with the updated economic forecast. Lower expected spending in the STAR program, based on rebate requests and other indicators, offsets these downward revisions in PIT receipts. General Fund user taxes and fees have been lowered by $143 million in the year 2009, reflecting slower than expected growth in the sales tax base. Business tax estimates have been reduced by $87 million in 2009-10, which is consistent with the economic outlook. Real estate transfer tax receipts have been lowered by $50 million in 2008-09 and $210 million in 2009-10, consistent with the expected weakness in the real estate and credit markets. The estate tax estimate has been lowered by $56 million in 2008-09 and $127 million in 2009-10, reflecting market conditions. DOB has also lowered its multi-year video lottery terminal (“VLT”) forecast. Although a new facility at Aqueduct Racetrack is expected to begin operations in October 2010, plans for a temporary facility that would open earlier have not materialized.

The downward revisions to tax and VLT receipts are offset in part by lower expected costs in several areas, as compared to the forecast in the Second Quarterly Update. These include: school aid, as a result of the November 2008 database update; the Judiciary, based on a review of operating results; and in other programs and agencies. In addition, DOB has revised downward its estimate concerning the cost of certain legislation enacted during the 2008 regular legislative session. DOB believes that pressure on entitlement spending is likely to build and may add additional costs over the plan period.

The American Recovery and Reinvestment Act of 2009

President Obama signed into law the American Recovery and Reinvestment Act of 2009 (the “ARRA”) on February 17, 2009. As of February 2009, based on the DOB’s preliminary analysis, New York State and its localities would receive approximately $24.6 billion under ARRA during the 2008-09 fiscal year and over the course of 2009-10 and 2010-11 fiscal years. In the 2008-09 fiscal year and 2009-10 fiscal year, the State itself (as distinct from local governments and school districts) is expected to receive approximately $6.5 billion in direct federal aid, of which approximately $5.3 billion is unrestricted aid to the State and approximately $1.2 billion (on a school year basis) is based on DOB’s review of the ARRA, restricted to financing education and higher education programs that would have otherwise been reduced based upon recommendations in the Executive Budget.

2008-09 Deficit Reduction Plan

The Governor and Legislature approved a deficit reduction plan (the “DRP”) for the 2008-09 fiscal year on February 6, 2009. The DRP for 2008-09 has been designed to achieve $1.6 billion in savings by March 31, 2009, which, when combined with additional revenues from Attorney General litigation settlements ($125 million), would eliminate the year 2009 deficit of $1.7 billion. The types of DRP actions that can be implemented by the end of the 2008-09 fiscal year are limited by the time period and therefore were developed under separate guidelines from the Executive Budget for 2009-10. The DRP consists of actions that require legislative approval and actions that DOB expects to take administratively. Actions requiring legislative approval total $1.2 billion (77 percent of the $1.6 billion total).

In the case of health care savings, the DRP consists of cost containment measures applicable to the period from January 1, 2009 through March 31, 2009 (the fourth quarter of the 2008-09 fiscal year), but which would not be expected to generate actual cash savings until the first quarter of fiscal year 2009-10. The delay in projected savings is due to the lag between the assumed enactment of the proposals and their implementation. To realize the benefit of the savings from these cost containment measures in 2008-09, it is expected that payments to New York City related to the City University that are due in the first quarter of 2009-10 but that were budgeted in the 2008-09 fiscal year will be made on their statutory due dates, not ahead of schedule.

Other legislative actions include: the transfer of assets from the New York Power Authority (“NYPA”) to the State under the terms of a memorandum of understanding negotiated between the NYPA and the Executive; the transfer of earned Federal money related to reimbursement for the administration of child support enforcement activities; a reduction in spending for the Environmental Protection Fund (“EPF”) and a related transfer of excess balances; approval by the State University of New York (“SUNY”) Board of Trustees of a

tuition increase for SUNY; a reduction in community college base aid; elimination of a planned cash transfer to the Community Projects Fund; an across-the-board reduction to legislative initiatives authorized in the 2008-09 enacted budget; and a number of other actions to reduce planned spending.

Administrative actions include strict enforcement of the spending controls put in place in November 2008 over agency operational and capital spending, the use of existing fund balances that do not require prior legislative approval, an adjustment to the timing of the STAR payment to New York City (from December to June) on a permanent basis, and the elimination of a vacation “buy-back” program for management/confidential employees in State government.

Certain savings action originally included as part of the 2008-09 DRP have been deferred to 2009-10 to reflect the increase in expected resources in the year 2009 and the downward revision to receipts in 2009-10. These actions include:

•

Earned Federal Administration Funding: One half of the $100 million in earned Federal money related to reimbursement for the administration of child support enforcement activities is recommended for use in 2009-10.

•	Workers Compensation Board Surplus Recapture: The use of recaptured funds is planned for 2009-10 instead of 2008-09.

•	Member Items: Reflects a revision to the amount of money that can be made available to the General Fund based on spending trends.

Risks to the New York Forecast

There is considerable risk to the DOB outlook for the national economy. As indicated above, as of October 2008, household spending is under pressure from several sources. Consequently, should either the labor market, equity market, or housing market prove to be weaker than projected, greater declines in real consumer spending could ensue, implying a longer and deeper recession than reflected in the 2008-09 forecast. In addition, if the recent downward trend in energy prices should reverse course, real spending growth could fall further below expectations. A weaker global economy could also depress economic growth more than projected, while the failure of yet another major financial institution could unwind the progress that has been made in the defrosting of credit markets. Alternatively, if a government stimulus package should successfully induce consumers to spend more, economic growth could be stronger than expected. In addition, if credit markets should thaw more quickly than anticipated, or housing and equity markets recover more quickly than projected, economic activity may also exceed expectations. Finally, if energy prices should fall even more than expected, effectively increasing real household income, consumer spending could spur a quicker economic recovery than projected.

All of the risks to the forecast for the national economy apply to the State forecast as well, although equity market volatility and the level of uncertainty surrounding global credit markets pose a particularly large degree of uncertainty for New York. If the 2008 financial market crisis is sufficiently prolonged, the impact on State income and employment could be even more severe. Similarly, a prolonged global slowdown could result in larger declines in tourism and put additional pressure on the real estate market, particularly in New York City. In contrast, a quicker recovery of the national and global economies would imply a shorter downturn for New York.

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s fanning and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. In 2003, Federal and state governments began reporting employment and wage statistics in accordance with the North American Industry Classification System.

FINANCIAL PLAN RESERVES AND RISKS

Many complex political, social, and economic forces influence the State’s economy and finances. Such forces may affect the State’s 2008-09 Enacted Budget Financial Plan, dated May 1, 2008 (the “Financial Plan”), unpredictably from fiscal year to fiscal year. For example, the State’s updated financial plan provided in conjunction with the 30-day amendment (the “Amended Financial Plan”) is necessarily based on forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of specific and cyclical changes to the national and State economies. The Amended Financial Plan also relies on estimates and assumptions concerning Federal aid, law changes, and audit activity.

State Cash-Flow Projections

As of January 2009, DOB has projected the General Fund for 2008-09 and 2009-10 will maintain sufficient monthly cash balances to meet statutorily obligated payments. The projections are based on the assumption that the Legislature will enact the Executive Budget for 2009-10 by March 1, 2009. The State’s 2009-10 fiscal year begins on April 1, 2009. Negotiations on the DRP have been held between the Executive and the Legislature. DOB expects that any items not addressed as part of the DRP will be considered as part of the overall negotiations on the 2009-10 Budget. The Executive Budget includes certain statutory changes intended to improve the State’s monthly operating margins, which are projected to fall below $750 million at month-end in June 2009, November 2009, and December 2009.

Bond Market Issues

In DOB’s view, one aspect of the credit crisis is that many municipal issuers either have been unable to issue bonds or, if market access exists, do so at much higher rates than existed before September 2008. If the State cannot sell bonds at the levels (or on the timetable) expected, it could experience significantly increased costs in the General Fund and a weakened overall cash position in the 2008-09 fiscal year. This is because the State finances much of its capital spending in the first instance through loans from the General Fund or Short Term Investment Pool (“STIP”), which it then repays with proceeds from the sale of bonds. As of January 2009, the State expected to complete several bond sales during the remainder of the 2008-09 fiscal year. The State has been executing a multi-step strategy to stage entries into the bond market in a way that addresses the most immediate and consequential fiscal issues first. At the same time, DOB has imposed stringent capital controls that are expected to marginally reduce the need to issue bonds in the coming months.

As of January 2009, the State continued to adjust its variable-rate debt portfolio in response to widespread disruption in the municipal bond market. Since February 2008, the State has repositioned nearly $4 billion of variable-rate bonds, including $2.8 billion of auction rate securities and $1.2 billion of variable-rate demand bonds to mitigate risk and reduce debt service costs. The adjustments were accomplished using a combination of fixed rate bonds and better-performing variable rate bonds.

As of January 2009, the State had terminated approximately $1.7 billion in interest-rate exchange agreements at a cost of approximately $76 million. The State had received $125 million in revenues from settlements negotiated by the State Attorney General in relation to auction rate securities.

Financial Plan Reserves

In January 2007, the State created a new statutory Rainy Day Reserve that has an authorized balance of 3 percent of General Fund spending. The new Rainy Day Reserve may be used to respond to an economic downturn or catastrophic event. The State made its first deposit of $175 million in 2007-08. When combined with the existing Tax Stabilization Reserve, which has an authorized balance of 2 percent and can be used only to cover unforeseen year-end deficits, the Rainy Day Reserve authorization, as of October 2008, totaled 5 percent.

As of October 2008, the State had projected that General Fund reserves would total $1.6 billion at the end of 2008-09, with $1.2 billion in undesignated reserves available to deal with unforeseen contingencies and $381 million designated for subsequent use. The $1.2 billion of undesignated reserves included a balance of $1 billion in the Tax Stabilization Reserve, $175 million in the new Rainy Day Reserve, and $21 million in the Contingency Reserve Fund for litigation risks.

As of October 2008, the designated reserves consisted of $145 million set aside for labor settlements (after the use of $920 million for existing settlements in 2008-09), $172 million in the Community Projects Fund to finance existing “member-item” initiatives, and $64 million set aside for debt management purposes (after the use of $58 million in 2008-09). Aside from the amounts noted above, the 2008-09 Financial Plan does not have specific reserves to cover potential costs that could materialize as a result of Federal disallowances or other Federal actions that could adversely affect the State’s projections of receipts and disbursements.

Risks to the Financial Plan

In any year, the Financial Plan is subject to risks that, if they were to materialize, could affect operating results. As of January 2009, the most significant risks include the following:

•

Further under-performance of the national and State economies that can affect State revenues and increase the demand for means-tested programs such as Medicaid and welfare. Medicaid caseload—which declined from 2005-06 through 2007-08—has begun, as of January 2009, to increase and program spending may climb;

•

The potential cost of collective bargaining agreements and salary increases for judges (and possibly other elected officials) in 2008-09 and beyond. As of January 2009, DOB estimated that if all remaining unsettled unions were to agree to the same terms that have been ratified by settled unions, it would result in added General Fund costs of approximately $340 million in 2009-10 (assuming a retroactive component for fiscal year 2007-08 and 2008-09 and an elimination of the 2009-10 salary increase). DOB has included a reserve to finance the costs of a pattern settlement for all unions. There can be no assurance that actual settlements will not exceed the amounts included in the Financial Plan. In addition, no reserve has been set aside for potential pay raises for judges;

•	Potential Federal disallowances arising from audits related to Medicaid claims under the School Supportive Health Services program and various other reimbursement methodologies;

•	Proposed Federal rule changes concerning Medicaid payments; and

•	Litigation against the State, including potential challenges to the constitutionality of certain tax actions authorized in the budget.

The Amended Financial Plan forecast contains specific transaction risks and other uncertainties, including, but not limited to, the closing of the final sale of development rights for a VLT facility at the Aqueduct Racetrack by the close of the 2008-09 fiscal year; the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Amended Financial Plan; the enforcement of certain tax regulations on Native American reservations; the timing and value of other proceeds to the State that are expected to finance health care costs; and the achievement of cost-saving measures, including, but not limited to, administrative savings in State agencies and the transfer of available fund balances to the General Fund, at the levels projected as of January 2009. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Amended Financial Plan in the year 2009.

There can be no assurance that (1) legislative or administrative actions will be sufficient to eliminate the year 2009 shortfall without the use of existing reserves, (2) receipts will not fall below 2009 projections, requiring additional budget-balancing actions in the year 2009, and (3) the gaps projected for future years will not increase materially from the projections set forth herein.

The 2008 fiscal year projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Debt Reform Act of 2000 (the “Debt Reform Act”) throughout the next several years. However, as of October 2008, the State had entered into a period of significantly declining debt capacity. As of October 2008, based on the most recent personal income and debt outstanding forecasts, the State is expected to exceed the debt outstanding cap in 2012-13 by over $800 million. As of October 2008, the State expects to propose actions in the 2009-10 Executive Budget in order to stay within the statutory limitations.

As of December 31, 2008, recent market volatility and the decline in the market value of many stocks have negatively impacted the assets held for the New York State and Local Retirement Systems. According to the Office of the State Comptroller (“OSC”), the unaudited value of the Systems’ assets had declined approximately 21 percent from their March 31, 2008 value. These factors and/or any future downturns in financial markets may result in an increase in the amount of the contributions required to be made by employers for fiscal years after fiscal year 2010.

Labor Settlements

As of January 2009, the State had reached labor settlements with several labor unions: the Civil Service Employees Association, the Public Employees Federation, the United University Professions, District Council 37, and the Police Benevolent Association, and the State had extended comparable changes in pay and benefits to “management/confidential” employees. Under the terms of these four-year contracts, which run from April 2, 2008 through April 1, 2012 (July 2, 2008 through July 1, 2012 for United University Professions (the “UUP”)), employees will receive pay increases of 3 percent annually in 2008-09, 2009-10, and 2010-11 and 4 percent in 2011-12. The Executive Budget savings proposals include eliminating the 2009-10 general salary increases.

As of October 2008, the State had reached a labor settlement with the union representing New York State Troopers. The union ratified the contract and, as of October 2008, DOB expected the Legislature to authorize a pay bill later in the 2008-09 fiscal year. In 2008-09, the General Fund costs of the agreement were expected to be financed in their entirety with existing reserves earmarked for this purpose. In addition, DOB has recalculated the expected impact of the existing labor settlement with UUP based on updated information.

As of January 2009, other unions representing uniformed officers (i.e., New York State Correction Officers, Bureau of Criminal Investigation), graduate students (Graduate State Employee Union) and supervisory security/park police (Council 82) had not reached settlements with the State. DOB estimates that if all the unsettled unions were to agree to the same terms that have been ratified by other unions, it would result in added costs of approximately $340 million in 2009-10 (assuming a retroactive component for fiscal year 2007-08 and 2008-09 and an elimination of the 2009-10 salary increase), and approximately $220 million in both 2010-11 and 2011-12. The earliest any costs for these contracts would likely be paid is in 2009-10. In DOB’s view, the Executive Budget recommendations would, if enacted in their entirety, provide savings sufficient to finance pattern settlements.

School Supportive Health Services

The Office of the Inspector General (“OIG”) of the United States Department of Health and Human Services has conducted six audits of aspects of New York State’s School Supportive Health Services program with regard to Medicaid reimbursement. The audits cover $1.4 billion in claims submitted between 1990 and 2001. To date, OIG has issued four final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that the Centers for Medicare and Medicaid Services (“CMS”) disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, $436 million of the $551 million in claims submitted for New York City speech pathology services, and $96 million of the $123 million for New York City transportation services. New York State disagrees with the audit findings on several grounds and has requested that they be withdrawn. If the recommended disallowances are not withdrawn, the State expects to appeal.

While CMS has not taken any action with regard to the disallowances recommended by OIG, CMS is deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State, pending completion of the audits.

Proposed Federal Rule on Medicaid Funding

On May 25, 2007, CMS issued a final rule that, if implemented, would significantly curtail Federal Medicaid funding to public hospitals (including New York City’s Health and Hospitals Corporation (“HHC”)) and programs operated by both the Office of Mental Retardation and Developmental Disabilities (“OMRDD”) and the Office of Mental Health (“OMH”). The rule seeks to restrict State access to Federal Medicaid resources by changing the upper payment limit for certain rates to actual facility reported costs. It is estimated that this rule could result in a loss of $350 million annually in Federal funds for HHC and potentially larger losses in aid for the State Mental Hygiene System.

On May 23, 2007, CMS issued another rule that would eliminate Medicaid funding for graduate medical education (“GME”). The proposed rule clarifies that costs and payments associated with GME programs are not expenditures of Medicaid for which Federal reimbursement is available. This rule could result in a Financial Plan impact of up to $600 million since the State would be legally obligated to pay the lost non-Federal share.

On February 22, 2008, CMS issued a change to the rules that regulate State taxation of healthcare entities, effective April 22, 2008. The rule affords CMS flexibility in identifying a “linkage” between provider taxes and Medicaid payments rendering the tax invalid. As of January 2009, the State used a substantial amount of provider tax receipts to finance various healthcare programs that serve the State’s most vulnerable populations. While the State strongly believed that its imposed taxes are in full compliance, the vagueness of the new rules provides no assurance that these funding streams are adequately protected.

CMS has also issued a rule regarding targeted case management which clarifies the definition of covered services. The final rule was issued on December 4, 2007 and made effective March 3, 2008. As of January 2009, the State was in the process of litigating this issue and has requested a one-year implementation extension. Further, CMS has proposed to restrict Medicaid reimbursement for hospital outpatient and school based health services and restrict coverage to rehabilitative services, which could pose a risk to the Financial Plan and result in hundreds of millions of dollars in reduced Federal-share funding. However, the State argued that the proposed regulation regarding outpatient services was in direct violation of the moratorium in effect as of January 2009.

On all of these rules, the State was actively lobbying the Federal government to be held harmless, either through an extension/modification of the moratorium in effect as of January 2009, or through other administrative or statutory means. The State is joined by many other states in challenging the adoption on the basis that CMS is overstepping its authority and ignoring Congressional intent. As a result, Congress passed a moratorium barring the implementation of these proposed rule changes (except for hospital outpatient reimbursement) set to expire April 1, 2009.

New York City Personal Care Audit

The OIG of the United States Department of Health and Human Services released a September 2008 draft audit with regard to Medicaid reimbursement for personal care services in New York City. The draft audit reviewed claims for the period July 1, 2004 through December 31, 2006. Based upon their review, the OIG called for the State to repay an estimated $815 million in Federal Medicaid because payments were not supported with required medical exams and social and nursing assessments. Both New York City and the Department of Health (“DOH”) disagree with these findings and are in the process of conducting their own claims review. DOH’s response to this audit was due on February 2, 2009.

Variable Rate Debt

In the months leading up to May 2008, the market for municipal auction rate securities and certain variable rate demand bonds had been disrupted by, among other things, credit rating downgrades to certain municipal bond insurers, investor concerns over liquidity and the level of participation of investment banks in the operation of the market. As of May 2008, the disruption had not had a material impact on State debt service costs. As of May 2008, the State was substantially reducing its exposure to auction rate securities and to variable-rate demand bonds that carry insurance from bond insurers that have been subject to credit rating downgrades. As of May 2008, DOB expected the adjustments to its variable rate portfolio to be completed by the end of the first quarter of fiscal year 2008-09.

2008-09 ENACTED BUDGET FINANCIAL PLAN OVERVIEW

The outlook for State finances has continued to weaken since the budget for the 2008-09 fiscal year was enacted in April 2008. In the First Quarterly Update to the State of New York’s Additional Information Statement dated August 2008 (the “First Quarterly Update”), DOB significantly lowered its projections for tax receipts to reflect the worsening outlook for the national and State economies, and the anticipated impact on tax collections. A potential gap was identified for the 2008-09 fiscal year, which DOB expected to eliminate through a 7 percent reduction in State agency operations. As of August 2008, DOB warned that the State’s fiscal outlook could worsen further, noting “the nation’s economic troubles are severe and widespread [and] important financial institutions face a crisis of confidence among investors and the general public.”

In DOB’s view, as of September and October 2008, a series of unprecedented financial sector shocks transformed the economic downturn that began in late 2007 into a global financial crisis. In New York, the crisis was expected to have grave consequences for the State’s financial services sector, one of the principal sources of State tax receipts. In the Second Quarterly Update, after evaluating the still-unfolding crisis, DOB reduced the General Fund receipts forecast by nearly $1.7 billion for the year 2009 and by over $5.8 billion for 2009-10. In addition, market conditions were expected to disrupt plans to convert Group Health Insurance (“GHI”)/ Health Insurance Program (“HIP”) to a for-profit company and to sell certain surplus properties, reducing expected resources by an additional $384 million in 2009. As of February 2009, as a result of these and other revisions, a General Fund budget gap of $1.6 billion was projected for the year 2009, growing to $13.8 billion in 2009-10. As of January 2009, the combined General Fund and the Health Care Reform Act (“HCRA”) four-year gap totaled $47 billion, an increase of $21 billion from the First Quarterly Update. At the Governor’s request, the Legislature convened a special session on November 18, 2008 to consider options to close the year 2009 gap, but ultimately took no action.

Projected Closing Balances

As of January 2009, DOB estimated the State would end 2008-09 with a General Fund balance of $1.5 billion, consisting of $1.2 billion in undesignated reserves and $287 million in designated reserves. The projected closing balance is $94 million lower than the balance projected at the time of the Second Quarterly Update. This is due to the expected use of the Debt Reduction Reserve for debt service costs and elimination of a planned deposit to the Community Projects Fund.

As of January 2009, the year-end balance in 2009-10 was expected to decline by $272 million to a total of $1.2 billion. This reflects the expected use of amounts reserved for labor settlements to finance a portion of new contracts that may be agreed to during the 2009-10 fiscal year. It also reflects the expected spend-down of existing balances in the Community Projects Fund to finance discretionary (“member item”) spending. The DRP and Executive Budget recommend elimination of all planned deposits (totaling $226 million over two years) into the Community Projects Fund through 2009-10.

The closing balance estimates assume the successful implementation of the DRP and the enactment of the Executive Budget in its entirety.

Labor Settlements

Since the issuance of the Financial Plan, the State has reached new labor contracts with unions representing employees of the Unified Court System and City University of New York (“CUNY”). In 2008-09, the General Fund costs of these new labor agreements were expected to be financed in their entirety through the use of existing reserves set aside for this purpose. This would leave $189 million in reserve for the remaining unsettled unions. If such unions were to agree to comparable terms as the settled unions, it would result in a year 2009 cost of approximately $190 million.

Bond Market Impact

One aspect of the credit crisis is that government issuers have either been unable to issue bonds or, if market access exists, do so at much higher interest rates than existed before September 2008. If the State cannot sell bonds at the levels (or on the timetable) expected in the capital plan, it could experience significantly increased costs in the General Fund and a weakened overall cash position in 2008. This is because the State finances much of its capital spending in the first instance through loans from the General Fund or Short-Term Investment Pool, which it then repays with proceeds from the sale of bonds.

Interest rates on State-supported variable rate demand bonds increased sharply in September 2008, reaching an average of 6.5 percent for a period of time. As of October 2008, rates had moderated but could rise again. Accordingly, DOB has revised its interest-rate forecast upward, which is offset in part by projected debt service savings related to the timing of bond sales.

For planning purposes, as of October 2008, DOB assumed the State would have limited access to the bond market for the remainder of the 2008-09 fiscal year. Therefore, the State has been executing a multi-step strategy to stage entries into the bond market in a way that addresses the most immediate and consequential fiscal issues first. At the same time, DOB has been imposing stringent capital controls to marginally reduce the need to issue bonds in the coming months.

Annual Spending Growth

As of October 2008, General Fund spending, including transfers to other funds, was projected to total $56.2 billion in 2008-09, an increase of $2.8 billion over 2007-08 actual results. The General Fund must, by law, end the year in balance on a cash basis. State Operating Funds spending, which includes the General Fund, State-financed special revenue funds, and debt service, was projected to increase by $3.5 billion and total $80.5 billion in the 2008-09 fiscal year. All Governmental Funds spending, the broadest measure of spending that includes State Operating Funds, capital spending, and Federal grants, was projected to total $121.3 billion in 2008-09, an increase of $5.2 billion. The spending estimates for the 2008-09 fiscal year assume $500 million in General Fund savings through the FMP ($300 million in personal service and $200 million in non-personal service). State Operating Funds spending was projected to increase by 4.5 percent in 2008-09.

Personal Income Tax

As of August 2008, All Funds personal income tax receipts for the 2008-09 fiscal year were projected to increase by $1.6 billion over the prior year to total $38.2 billion. Gross receipts were projected to increase by 5.1 percent, despite withholding growth of just 0.6 percent ($161 million) and a decline in tax year 2008 estimated taxes of 3.7 percent ($165 million). The growth is virtually all attributable to payments from extensions and final returns for tax year 2007, which were projected to increase in total by 43 percent, or nearly $2.15 billion. Receipts from delinquencies were projected to increase by 2.6 percent, or $24 million, over the prior year.

As of August 2008, refunds were projected to increase by 9.2 percent or $608 million. The increase in refunds is partly attributable to paying an additional $250 million of refunds during the January through March 2009 period, reflecting an increase in the “cap” on such refunds from $1.5 billion to $1.75 billion, offset in part by legislation intended to enable the Department of Tax and Finance (“DTF”) to pay fewer fraudulent refunds.

Net receipts, or gross receipts less refunds and offsets, were projected to grow by 4.4 percent. Absent the tax year 2007 components noted above, net receipts would be projected to actually decline by 1.9 percent.

As of August 2008, General Fund receipts in 2008-09 were expected to be $1.2 billion higher than the prior year, reflecting the All Funds trends noted above, a slight decrease in deposits to the STAR fund and higher transfers to the Revenue Bond Tax Fund (“RBTF”). Deposits to the STAR fund were estimated to increase by $30 million to $4.7 billion, mainly reflecting the net of higher statutory enhanced amounts under the middle class rebate program, offset by a shift of $250 million in New York City income tax program reimbursements into 2009-10, and 2008-09 Financial Plan legislation that reduces the cost of both STAR exemptions and the New York City income tax program. Deposits to the RBTF of over $9.5 billion reflect higher All Funds net collections, on which the 25 percent transfer to the Fund is based. Deposits in excess of debt service requirements are transferred back to the General Fund.

Also as of August 2008, compared to the Financial Plan, 2008-09 All Funds income tax receipts were estimated to be $24 million higher. This reflects the net of higher return and extension settlements for tax year 2007 ($300 million combined) higher estimated payments for tax year 2008 ($150 million combined), and lower refunds and state-city offsets on tax year 2007 ($250 million combined), mostly offset by lower withholding ($675 million). The latter reflects a weaker forecast of financial sector bonuses, then expected to decline 21 percent from 2007-08.

User Taxes and Fees

As of August 2008, All Funds user taxes and fees receipts for the 2008-09 fiscal year were estimated to be $14.6 billion, an increase of $640 million or 4.6 percent from 2007-08. The underlying sales tax base measured before the impact of law changes was estimated to increase by 2.2 percent (rather than the 2.8 percent which was projected in the Financial Plan) due largely to a small increase in disposable income and overall taxable consumption. Non-sales tax user taxes and fees were estimated to increase by $382 million from 2007-08 due to an increase in the cigarette tax rate as well as the introduction of a new driver’s license. The total is also affected by the collection of taxes on the sale of motor fuel and cigarettes to non-Indians on Indian reservations.

As of August 2008, General Fund user taxes and fees receipts were expected to total $8.8 billion in 2008-09, an increase of $248 million or 2.9 percent from 2007-08. The projected growth largely reflects an increase in sales and cigarette tax receipts. All Funds user taxes and fees receipts for 2009-10 have been projected to be nearly $15.2 billion, an increase of $517 million or 3.5 percent from 2008-09. General Fund user taxes and fees receipts have been projected to total $9.2 billion in 2009-10, an increase of $347 million or 3.9 percent from 2008-09.

As of August 2008, All Funds user taxes and fees were projected to be $187 million less in 2008-09 than was projected in the Financial Plan. The revision is mainly due to delays in the implementation of provisions governing the taxation of various products sold by Native Americans, weaker sales tax collections than estimated and an adjustment to motor vehicle fees. All Funds user taxes and fees for 2009-10 have been revised down by $148 million from the Financial Plan. This projection is largely due to the slower growth than previously anticipated in the sales tax base as well as an adjustment to certain motor vehicle fees. In addition, the expected gain in receipts from provisions related to products sold by Native Americans has been revised downward.

Business Taxes

As of August 2008, All Funds business tax receipts for the 2008-09 fiscal year were estimated at nearly $8.2 billion, a decrease of $79 million, or 0.9 percent over the prior year. This decrease is primarily due to a 19.6 percent decline in bank tax collections, mostly offset by modest increases in each of the other business taxes. Bank tax receipts reflect $248 million in new receipts from tax actions and efforts to enhance audit recoveries, more than offset by a 19 percent decrease in payments on 2008-09 year liabilities and an 11 percent increase in refunds. The estimated increase in petroleum business taxes reflects a 1.2 percent decrease in the Percent of Personal Income (“PPI”) on January 1, 2008, and a 1.5 percent increase in the PPI on January 1, 2009. Higher estimated insurance tax receipts in 2008-09 reflect continued growth in taxable premiums. Actions taken with the fiscal year 2008-09 budget to reduce corporate tax loopholes had not generated the revenue anticipated as of August 2008. Given the apparent substantial losses experienced by taxpayers, this could be due in part to tax loophole closers producing reductions in losses versus increases in taxable income. In addition, timing delays in taxpayer responsiveness to the law changes may be resulting in a corresponding delay in receipts. The DTF is carefully reviewing filing data to monitor this issue.

The decline in the 2008-09 fiscal year All Funds bank tax receipts over 2007-08 is projected to be mostly offset by increases in the All Funds receipts from the corporation franchise tax of 0.7 percent, insurance tax of 6.6 percent, and the corporation and utilities taxes of 1.7 percent. The small increase in corporate franchise tax receipts reflects an increase in audit and compliance receipts of roughly 5 percent, and the estimated impact of Financial Plan actions, offset by increased refunds on prior year payments. The overall increase in corporation and utilities taxes receipts reflects growth of 1.0 percent in non-audit receipts and a decline of 31 percent in audit receipts from 2007-08 levels. As of August 2008, year-to-date trends in the corporation and utilities taxes suggest small decreases in audit receipts will be offset by small increases in receipts from the telecommunications and public utilities industries.

For total business taxes, a 1.9 percent decline in non-audit tax receipts followed 2007’s decrease of 4.3 percent. In both 2007 and 2008, estimated increases in receipts resulting from legislative changes to the tax code were more than offset by declines in the underlying tax base. The 1.8 percent increase in audit receipts is largely attributable to initiatives included in the 2008-09 Financial Plan, offset by fewer expected settlements of multi-year audit issues with large taxpayers than were made in 2007-08. The business taxes audit recovery base in 2007-08 of nearly $1.4 billion reflected a 12.0 percent decrease from 2006-07.

As of August 2008, General Fund business tax receipts for the 2008-09 fiscal year of $6.0 billion were estimated to increase by $32 million, or 0.5 percent over 2007-08, reflecting the All Funds trends and Financial Plan initiatives discussed above.

As of August 2008, compared to the Financial Plan, 2008-09 All Funds business tax receipts were estimated to be nearly $8.2 billion, or $630 million (7.2 percent) lower. The revision in the estimate reflects year-to-date receipts which, as of August 2008, suggest a significant decline in bank tax receipts coupled with slightly lower growth in corporate franchise tax and petroleum business taxes receipts. The largest estimated change is in bank tax receipts, which have been reduced by $391 million from the Financial Plan level. The net decrease reflects losses from higher-than-expected refunds and adjustments to prior-year receipts, and a roughly 40 percent decline in June 2008 estimated payments from the prior year. The corporation franchise tax estimate reduction of $179 million also reflects higher-than expected refunds and prior-year adjustments, as well as a modest decrease in June 2008 estimated payments. The petroleum business tax estimates reduction of $43 million reflects a decline of roughly $25 million in first quarter of the 2008 fiscal year estimated payments and an estimated decline in overall motor fuel consumption.

Other Taxes

As of August 2008, All Funds other tax receipts for the 2008-09 fiscal year were estimated to be more than $2.1 billion, up $42 million or 2.1 percent from 2007-08 receipts, reflecting growth in the estate tax due to an increase in the number of large payments and a nearly 9 percent decline in real estate transfer tax collections which had a strong advance in recent fiscal years. General Fund other tax receipts are expected to total $1.2 billion in fiscal year 2008-09, an increase of $133 million or 12.5 percent.

As of August 2008, All Funds projections for the 2008-09 fiscal year and beyond for the real estate transfer tax were slightly reduced from the Financial Plan forecast. Collections through the first three months of the 2008-09 fiscal year were modestly lower than forecast; however, property transaction and price trends are turning negative in some areas of the State. While the strength in the New York City residential markets has been projected to continue, the pace of growth is uncertain. Problems in the national housing market are expected to slow overall economic growth which is likely to continue to impact the financial services sector. The impact of slowing corporate profits or lower bonus payments could eventually be felt in real estate transfer tax collections.

Miscellaneous Receipts and Federal Grants

All Funds miscellaneous receipts include monies received from HCRA financing sources, SUNY tuition and patient income, lottery receipts for education, assessments on regulated industries, and a variety of fees and licenses. As of August 2008, All Funds miscellaneous receipts were estimated to increase by $236 million, or 1.2 percent, largely the result of increased abandoned property receipts in the General Fund growth in programs financed with authority bond proceeds, including spending for higher education and public protection and stronger mental health patient income which supports debt service. This growth is moderated by a net decline in Special Revenue Funds receipts generated through cost reimbursement.

Federal grants help pay for State spending on Medicaid, temporary and disability assistance, mental hygiene, school aid, public health, and other activities. Annual changes to Federal grants generally correspond to changes in federally-reimbursed spending. Accordingly, DOB typically expects that Federal reimbursement will be received in the State fiscal year in which spending occurs, but timing sometimes varies. As of August 2008, federal grants were projected to total nearly $36.0 billion in the 2008-09 fiscal year, an increase of over $1.0 billion from 2007-08. Federal spending is expected to increase for public health, temporary and disability assistance, education, mental hygiene, and homeland security.

As of August 2008, General Fund miscellaneous receipts for the 2008-09 fiscal year and Federal grants were estimated to increase by 2.6 percent over 2007-08 results, reflecting actions taken with the 2008-09 Budget that include increases in abandoned property revenue.

OVERVIEW OF GOVERNOR’S 2009-10 EXECUTIVE BUDGET RECOMMENDATIONS

As of January 2009, the State projects that the recommendations to the Executive Budget gap-closing plan (the “Executive Budget”) propose $15.4 billion in savings and new resources to balance the budgets in the 2008-09 and 2009-10 fiscal years. In the State’s view, the recommendations would, if approved by the Legislature in their entirety, fully balance the General Fund and HCRA in the year 2009 and the 2009-10 fiscal year, and leave a General Fund gap of $2.0 billion in 2010-11. The combined four-year gap (2008-09 through 2011-12) would be reduced from $51 billion to $6.2 billion, a decrease of $44.9 billion (88 percent).

The Executive Budget holds 2009-10 spending flat in the General Fund and below inflation for nearly all budget measures. The State’s rainy day reserves would remain intact at $1.2 billion, equal to approximately 2.2 percent of expected spending. Non-recurring resources would total just over $1.1 billion in 2009-10, or approximately 8 percent of the total gap-closing plan. The number of State employees is expected to decline by approximately 3,100 in 2009-10, the first annual reduction in headcount since 2004. The gap-closing plan is balanced with actions that are under the State’s control to enact and implement. It does not rely on the prospect of extraordinary Federal aid, which at this point remains speculative.

To address the two-year budget imbalance, the Executive Budget is presented as two distinct plans: (1) a DRP to eliminate the year 2009 budget gap, and (2) a complete plan of savings proposals and new resources to balance the 2009-10 fiscal year. DOB believes that the Executive Budget is structured to permit the Legislature to enact the DRP in advance of the budget for 2009-10.

The Legislature convened for its new session on January 7, 2009. The Amended Financial Plan assumed the Legislature would take action on the DRP proposals by February 1, 2009 and on the Executive Budget proposals by March 1, 2009. The Executive and the Legislature approved the DRP for the 2008-09 fiscal year on February 6, 2009, and is expected to provide $800 million in savings in the 2009-10 fiscal year. DOB expects that any items not addressed as part of the DRP will be considered as part of the overall negotiations on the 2009-10 Budget. As of February 24, 2009, the Legislature continued to deliberate on the 2009-10 Executive Budget proposal submitted by the Governor.

To eliminate the entire 2009-year budget gap, the DRP for 2008-09 must achieve $1.6 billion in savings by March 31, 2009. The types of DRP actions that can be implemented in the final quarter of the 2008-09 fiscal year are limited by the time period and, therefore, were developed under separate guidelines from the Executive Budget for 2009-10. Accordingly, the discussion that follows concerns the 2009-10 Executive Budget recommendations. The DRP is discussed separately in the section entitled “2008-09 Deficit Reduction Plan,” above.

2009-10 Executive Budget Actions

The 2009-10 gap-closing actions can be grouped into three general categories: (1) actions that reduce current services spending in the General Fund on a recurring basis (“Spending Restraint”); (2) actions that increase revenues on a recurring basis (“Revenue Actions”); and (3) transactions that increase revenues or lower spending in 2009-10, but that are not expected to recur (“Non-Recurring Resources”). The section below provides details on the actions under each category that are recommended for the 2009-10 fiscal year.

Spending Restraint

The DOB believes that the fallout from the global financial crisis has caused a dramatic decline in projected State receipts, driving the extraordinary increases in the State’s budget gaps over the past two quarters. But the sustained growth in spending commitments during the last economic recovery has also contributed substantially to the State’s long-term structural deficit. Since 2004, nearly all of the State’s major aid programs and activities, including school aid, health care, and STAR, have grown faster than personal income and inflation. Left unaddressed, State spending in the General Fund next fiscal year would grow in the range of 12 percent, far greater than the rate of inflation and more than twice the 5.3 percent long-term growth rate for State personal income. Growth rates in this range are not sustainable, based on either historical receipts patterns or 2009 projections, especially in light of the extraordinary uncertainties in the economic outlook. It is important to note, however, that the high level and wide impact of proposed spending actions is a direct (and, in DOB’s view, necessary) response to the severity of the budget gaps. As of January 2009, DOB expects that once the immediate fiscal demands have been resolved and the long-term operating outlook improves, the State may again be in a position to increase funding for high-priority programs, albeit at more sustainable levels.

Accordingly, the Executive Budget gap-closing plan for 2009-10 focuses foremost on actions that substantially reduce the growth in State spending on a recurring basis. Actions to restrain spending account for approximately two-thirds of the gap-closing plan and will affect most activities funded by the State.

The most significant actions recommended in the Executive Budget that reduce General Fund spending from the 2009 services forecast include the following:

•

A reduction of $2.6 billion in Medicaid/HCRA spending through cost-containment measures, including rate reductions, restructuring the base on which rates are calculated, re-establishing certain industry assessments, and financing a greater share of Medicaid spending through HCRA. In addition, the Executive Budget recommends savings actions to fully eliminate the HCRA operating deficit;

•

A reduction of $1.9 billion in School Aid spending on a State fiscal year basis by maintaining selected aids at 2008-09 school year levels, extending the phase-in of Foundation Aid and the Universal Pre-Kindergarten program, instituting a Deficit Reduction Assessment, and authorizing certain changes to the lottery program that would increase projected resources available to education;

•	A reduction of $1.7 billion in STAR spending by eliminating the Middle-class STAR program, reducing the PIT credit for New York City taxpayers, and adjusting the “hold harmless” floor;

•

A reduction of $432 million in local government aid by eliminating Aid and Incentive for Municipalities (“AIM”) payments to New York City, holding aid flat for other municipalities, reducing VLT aid, and other measures;

•

A reduction of $423 million in mental hygiene spending by eliminating a cost-of-living increase for providers, instituting programmatic reforms to: align reimbursement with actual costs; to close, consolidate, and restructure facility operations which reduce the planned workforce by 865 positions; to maximize available Federal aid; and other measures;

•

A $385 million reduction of Human Services spending by reducing the State supplement for Supplementary Security Income (“SSI”) recipients living in community settings, increasing the level of Federal funding that local districts are required to spend on child welfare services, eliminating the human services Cost-of-Living Adjustment (“COLA”), discontinuing reimbursement for non-mandated, community-based preventive services funding, creating a block grant for youth programs funding, closing or downsizing underutilized facilities, and other measures;

•

A reduction of $338 million in higher education spending through tuition increases at public universities approved by the SUNY and CUNY Boards of Trustees, by reducing aid to community colleges, and other measures;

•

A reduction of $246 million in other Education Aid by requiring school districts to assume approximately $143 million of financial responsibility for pre-school special education eliminating certain attendance requirements at non-public schools; reducing library aid; and other measures;

•

A reduction of $191 million in Public Safety spending by closing four prison camps and various annexes in correctional facilities; delaying expansion of mental health programs under the Special Housing Unit (“SHU”) Exclusion bill; improving parolee release and violation processes; eliminating farm operations at correctional facilities; reducing programs for inmates; and other operational changes;

•

A reduction of $177 million in transportation spending by reducing the subsidies to the Dedicated Highway and Bridge Trust Fund (“DHBTF”) (which is made possible by an increase in certain fees) and transit systems, and lowering spending on DOT operations consistent with overall reduction in planned capital activities;

•

A reduction of $112 million in economic development, regulatory activities, and gaming by eliminating duplicative services and achieving staffing efficiencies through consolidations of existing agencies, reducing funding for the Centers for Advanced Technology program and “I Love New York” tourism marketing program, and financing, through industry assessments, assistance for small businesses in paying for the costs of Timothy’s Law (mental health) coverage;

•

A reduction of $106 million in health and aging spending by discontinuing reimbursement for optional services in the General Public Health Works program, financing a portion of Early Intervention (“EI”) costs through insurance industry assessments, eliminating a planned Human Services COLA in 2009-10, and other targeted reductions; and

•	A reduction of $196 million in member item funding by eliminating all planned deposits into the fund that finances discretionary payments.

The Executive Budget also recommends a number of actions to reduce the costs of the State government workforce through wage, health benefit, and pension changes. To achieve immediate savings, the Executive Budget recommends elimination of the general salary increases scheduled in 2009-10 and the deferral of five days of salary in 2009-10 that would be payable upon separation from State service, or when fiscal conditions permit. It also advances proposals that would require current and retired employees to contribute to Medicare Part B premiums and would adjust the State’s contribution for future retirees’ health insurance on a sliding scale basis that takes years of service into account. To reduce the State’s long-term pension costs, the Executive Budget proposes the creation of a new tier of pension benefits (“Tier 5”). This proposal includes, among other changes, raising the minimum retirement age from 55 to 62 and requiring all newly hired employees to contribute 3 percent annually to the pension system during all years of service. The Executive Branch workforce is expected to total 196,292 Full Time Equivalent Employees (“FTEs”) in 2009-10, a reduction of approximately 3,100 from the estimated total for 2008-09. The decline mainly reflects the impact of recommended closures of certain State correctional and youth facilities, agency consolidations, and the continuation of the state-wide hiring freeze.

The Executive Budget proposes financing a larger share of economic development projects with ongoing resources rather than with long-term debt, starting in fiscal year 2010-11. By converting from debt financing, DOB projects that the State will increase capacity under its statutory debt cap and realize debt service savings in future years. The determination to allocate the “pay-as-you-go resources” to economic development takes into account that projects in this area typically have above-average financing costs.

The Executive Budget includes new initiatives in 2009-10, the costs of which are counted against the savings actions presented in the Amended Financial Plan. The most significant of these new initiatives include additional funding for HEAL-NY and other health priorities; quality incentive pools for nursing homes and home care agencies; an increase in the basic public assistance grant of 10 percent annually over the next three years; and a new grant and loan program to be funded with savings from reforms to the existing Empire Zone program.

Revenue Actions

DOB believes that balancing the budget exclusively through spending reductions in 2009-10 would require an extraordinary retrenchment in State services. Absent any actions to raise revenues, General Fund spending would have to be reduced by over $13 billion from the level required to meet existing commitments—and by over $6 billion, or 11 percent, from the year 2009—to achieve a balanced budget in 2009-10. In DOB’s view, spending reductions of this magnitude in a recession could threaten to slow a future recovery, as well as raise potential health and public safety concerns.

Accordingly, the Executive Budget includes a package of tax increases and other revenue enhancements to help close the budget gap.

The largest actions include: increasing the gross receipts assessment on utilities from 1 percent to 2 percent; eliminating the sales tax exemption on clothing priced under $110 and replacing it with time-limited exemption periods on clothing priced under $500; broadening the State’s sales tax base to cover certain services (i.e., cable/satellite television, entertainment-related and transportation-related activities); reforming the existing Empire Zone program to link benefits to performance; expanding the “bottle bill” to cover additional types of containers and directing unclaimed deposits to the EPF, which would allow real estate transfer tax revenues that had been deposited into EPF to flow to the General Fund; limiting certain types of itemized deductions by high-income taxpayers, but maintaining the exemption for charitable contributions; and permitting the sale of wine in grocery stores.

Non-Recurring Resources

The Executive Budget relies on $1.1 billion in non-recurring resources to fund 2009-10 fiscal year expenditures. Non-recurring resources total less than the annual growth in savings from recurring actions from

2009-10 to 2010-11, which are expected to increase in value by over $2 billion. The practical effect is that non-recurring actions are projected to have no adverse impact on the 2010-11 gap because they are more than offset by the growth in savings. In fact, DOB believes that if the entire 2009-10 Executive Budget gap-closing plan consisted of recurring actions that did not grow in value (i.e., $13.7 billion), the current-services gap remaining in 2010-11 would total approximately $3.4 billon, instead of the $1.8 billion projected.

The largest non-recurring actions consist of delaying, by two years, an extra Medicaid cycle that would otherwise occur at the end of 2009-10, increasing the business tax prepayment to 40 percent, transferring available resources from the Battery Park City Authority to the State and New York City, transferring assets from NYPA, and bond-financing certain capital costs. In 2010-11, the Amended Financial Plan assumes a one-time franchise payment from a VLT operator that would be selected for the Belmont VLT facility that is proposed with the 2009-10 Executive Budget.

Consistent with the Second Quarterly Update, the Amended Financial Plan assumes that $145 million in existing reserves will be applied to finance labor settlements in 2009-10 with unions that have not yet reached agreements (assuming settlements are reached).

30-Day Amendments

To eliminate the budget imbalance, the Amended Financial Plan has been adjusted to (a) defer, until 2009-10, savings actions of $100 million that were originally included in the DRP for 2008-09 but are no longer expected to be needed and (b) new savings actions of $28 million. In addition to the changes described above, the Governor introduced several programmatic and technical amendments to the Executive Budget that have a minimal fiscal impact. The Amended Financial Plan projections assume that the Legislature will enact the Executive Budget, as amended, in its entirety.

2008-09 DISBURSEMENTS FORECAST

The spending forecast for each of the State’s financial plan categories follows. In general, the spending changes are driven by two components: the current-services estimate for each area or activity; and the impact of the Financial Plan actions.

Projected current-services disbursements are based on agency staffing levels, program caseloads, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions, and changes in Federal law. All projections account for the timing of payments, since not all the amounts appropriated in the Budget are disbursed in the same fiscal year.

Through January 2009, General Fund disbursements, including transfers to other funds, totaled $39.2 billion, $118 million higher than projected. The spending results reflect, in large part, the timing of payments for public schools, which are planned to be paid by the end of the 2008-09 fiscal year, and federally-mandated changes to Medicaid systems that temporarily slowed payment processing. DOB expects that these timing-related variances will, for the most part, disappear over the remainder of the year. DOB does not expect that the positive operating results through September 2008 will translate into significant annual savings. DOB also believes pressure on entitlement spending is likely to build and may add additional costs in 2008.

Grants to Local Governments

Grants to Local Governments (“Local Assistance”) include payments to local governments, school districts, healthcare providers, and other local entities, as well as certain financial assistance to, or on behalf of, individuals, families, and nonprofit organizations. Local Assistance comprises 71 percent of All Funds spending.

In 2008-09, All Funds spending for local assistance was expected, as of May 2008, to total $86.3 billion. Total spending comprises State Aid to medical assistance providers and public health programs ($36.7 billion); State Aid to school districts, universities, and tuition assistance ($33.0 billion); temporary and disability assistance ($4.2 billion); mental hygiene programs ($3.6 billion); transportation ($3.0 billion); children and family services ($2.5 billion); and local government assistance ($1.2 billion). Other local assistance programs include criminal justice, economic development, housing, parks and recreation, and environmental quality.

As of May 2008, for 2008-09, All Funds local assistance spending was projected to total $86.3 billion, an increase of $3.2 billion (3.9 percent) over the previous year. The growth is largely driven by projected increases in School Aid ($1.8 billion) and Medicaid ($717 million). The largest annual variances are described below in more detail.

School Aid: As of May 2008, General Fund growth reflected the balance of the 2007-08 school year increase and the level of spending growth which was already projected in the State’s 2008-09 services plan ($1.4 billion), new spending for enhancements to Foundation Aid, High Tax Aid, and other School Aid programs ($447 million), partially offset by additional lottery revenues generated by the State’s sale of VLT development rights at the Aqueduct Racetrack ($250 million). Additional State Operating Funds spending is financed by additional lottery revenues, and additional all Governmental Funds spending is financed by additional Federal aid.

Medicaid: As of May 2008, General Fund Medicaid spending growth reflected growth which was already projected in the State’s 2008-09 services plan to cover the increasing costs of providing health care services ($1.1 billion) and new Medicaid initiatives ($87 million), largely offset by enacted budget savings ($1.0 billion). General Fund initiatives include investments in hospital services, nursing homes and home care providers, while General Fund savings actions include savings which result from the $1.25 per pack increase in State cigarette taxes, savings associated with the HCRA, Medicaid fraud prevention, and pharmaceutical savings. Additional State Operating Funds spending is financed by available resources in HCRA and increased cigarette tax revenues, and additional All Governmental Funds spending is financed by additional Federal aid.

City University: As of May 2008, City University spending growth largely reflected changes in the 2008-09 services budget for operating costs, including increased spending associated with the State support for fringe benefit costs and an adjustment to prior-year fringe benefit payments.

Children and Families: As of May 2008, children and family services spending growth reflected increased spending for 2008-09 services, particularly child welfare services, and new spending initiatives for programs previously funded through Temporary Assistance for Needy Families, partly offset by various enacted savings initiatives including the 2 percent Statewide across-the-board reduction to programs and the bond financing of system software needs.

Other Education Aid: As of May 2008, other education aid spending growth largely reflected 2008-09 services spending for special education programs, new costs associated with education aid increases to targeted school districts around the State and aid to non-public schools, partly offset by savings associated with the 2 percent across-the-board reduction to programs and the bond financing of technology purchases.

Mental Hygiene: As of May 2008, 2008-09 service budget increases for mental hygiene programs reflected existing program commitments and mandates associated with the OMRDD and the OMH. The growth in 2008-09 services has been partly offset by enacted savings initiatives to implement various local assistance cash management and revenue maximization initiatives.

General Fund spending through September 2008 totaled $26.5 billion, $1.0 billion higher than actual results through the same period for fiscal year 2007-08. Significant changes in spending levels from the same period last year include:

School Aid ($939 million growth): General Fund spending increases in school aid were driven largely by the annual increase in “tail” payments for the 2007-08 school year, and partly by the annual increase in initial payments for the 2008-09 school year. On a school year basis, the State increased school aid by $1.8 billion in 2007-08, and by $1.8 billion in 2008-09.

Mental Hygiene ($289 million growth): General Fund increases in spending on mental hygiene programs were primarily driven by Medicaid appropriation restructuring and the timing of Medicaid related charges.

Higher Education ($116 million growth): General Fund higher education spending increases were primarily attributable to annual growth in CUNY spending related to an administrative reduction in payments to CUNY’s senior colleges at the end of its 2006-07 academic year (June 2007). The 2007-08 academic year-end payment (June 2008) reflected a return to the traditional reimbursement payment schedule for New York City.

Medicaid ($819 million decline): General Fund Medicaid spending decreases primarily reflected changes related to Medicaid restructuring and timing of Medicaid-related spending attributed to the mental hygiene agencies. Additionally, changes in the application of offsets derived from audit recoveries and drug rebates resulted in more offsets being taken through the first six months of 2008-09 than in 2007-08.

State Operations

Through January 2009, State Operations spending was for personal service and non-personal service costs. Personal service costs, which account for approximately two-thirds of State Operations spending, includes salaries of State employees of the Executive Branch, Legislature, and Judiciary, as well as overtime payments and costs for temporary employees. Non-personal service costs, which account for the remaining one-third of State Operations, represent other operating costs of State agencies, including real estate rental, utilities, contractual payments (i.e., consultants, information technology and professional business services), supplies and materials, equipment, telephone service and employee travel.

Through January 2009, State Operating Funds disbursements totaled $57.3 billion; $966 million lower than the forecast, primarily driven by the timing of STAR payments to homeowners for property tax exemptions.

State Operating Funds disbursements were $1.7 billion below the Enacted Budget forecast. The largest variances outside the General Fund include the timing of HCRA-supported public health spending as well as lower-than-projected STAR payments.

Compared to the same period in 2007-08, State Operating Funds disbursements were $2.0 billion higher in the year 2009. The largest increases were for School Aid ($1.2 billion), State Operations ($330 million) and Debt Service ($377 million) as described above. State Operating Funds disbursements were offset by the timing of the STAR payments ($1.1 billion).

State Operating Funds Medicaid spending through December 2008 increased by $537 million. This increase was primarily driven by an additional weekly cycle payment in 2008-09 and increases in recipients, service utilization, and medical care cost inflation. In addition, growth in mental hygiene spending was primarily attributable to the State share of Medicaid spending reflected in the agency totals, as of January 2009, which also accounts for most of the decline in General State Charges.

As of May 12, 2008, All Funds State Operations spending was expected to total $18.7 billion in 2008-09, comprising Personal Service ($12.3 billion) and Non-Personal Service ($6.4 billion). The majority of State Operations spending is for SUNY ($4.7 billion), Correctional Services ($2.5 billion), Judiciary ($1.9 billion), OMRDD ($1.5 billion), and OMH ($1.4 billion).

State Operations spending by category, based upon historical spending trends, is allocated among employee base salaries (62 percent), overtime payments (3 percent), contractual services (24 percent), supplies and materials (6 percent), equipment (3 percent), employee travel (1 percent) and other operational costs (1 percent).

Public Health

All Funds State Operations spending, after across-the-board reductions, was projected at $18.7 billion in 2008-09, as of May 2008, a reduction of $700 million from the Executive Budget. Funding for the Office of the Lieutenant Governor has been eliminated. Spending finances the costs of Executive agencies ($16.8 billion) and the Legislature and Judiciary ($1.9 billion). The largest agencies include SUNY ($4.7 billion; 40,632 FTEs), Correctional Services ($2.5 billion; 31,973 FTEs), Mental Hygiene ($3.0 billion.; 40,754 FTEs), Public Health, including the Office of the Medicaid Inspector General ($808 million; 6,793 FTEs), and State Police ($592 million; 5,989 FTEs).

Approximately 93 percent of the State workforce is unionized. The largest unions include Civil Services Employees Association, which primarily represents office support staff and administrative personnel, machine operators, skilled trade workers, and therapeutic and custodial care staff; Public Employees Federation, which primarily represents professional and technical personnel (i.e., attorneys, nurses, accountants, social workers, and institution teachers); UUP, which represents faculty and non-teaching professional staff within the State University system; and the New York State Correctional Officers and Police Benevolent Association which represents security personnel (correction officers, safety and security officers). As of October 2008, the State workforce, which reflects FTEs of the Executive Branch, excluding the Legislature, Judiciary and contractual labor, was projected to total 199,400 in 2008-09, a decrease of 851 positions from the First Quarterly Update levels. The projected workforce levels reflect the impact of the FMP actions that were taken to eliminate the 2008-09 imbalance. Agencies reporting the most significant declines included the Department of Environmental Conservation, Correctional Services, Health and Office of General Services, consistent with the 7 percent State Operations reductions included in the First Quarterly Update.

General State Charges

General State Charges account for the costs of fringe benefits provided to State employees and retirees of the Executive, Legislative and Judicial branches, and certain fixed costs paid by the State. Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, Social Security, health insurance, workers’ compensation and unemployment insurance. Fixed costs include State taxes paid to local governments for certain State-owned lands, and payments related to lawsuits against the State and its public officers.

For most agencies, employee fringe benefit costs are paid centrally from appropriations made to General State Charges. These centrally-paid fringe benefit costs represent the majority of General State Charges spending. However, certain agencies, such as the Judiciary and SUNY, directly pay all or a portion of their employees’ fringe benefit costs from their respective budgets. Employee fringe benefits paid through the General State Charges account are paid from the General Fund in the first instance and then partially reimbursed by revenue collected from fringe benefit assessments on Federal funds and other special revenue accounts. The funding source of fringe benefit costs directly paid by certain agencies is dependent on the respective agencies’ funding sources. Fixed costs are paid in full by General Fund revenues from the General State Charges account.

As of May 2008, All Funds spending on General State Charges was expected to total $5.4 billion in 2008-09, and included health insurance spending for employees ($1.7 billion) and retirees ($1.0 billion), pensions ($1.1 billion) and Social Security ($908 million).

The Budget authorizes an eligibility audit to eliminate ineligible dependents from receiving health insurance coverage from the State ($16 million), as well as increasing audit recoveries through the addition of five audit staff ($1 million). Savings are expected to be derived from the prepayment of pension costs, as well as accelerating the State’s pension payment from September 1, 2008 to May 1, 2008, resulting in interest savings. The budget relies on the use of one-time health insurance dividends to pay for health care spending in 2008-09. Savings are expected from efforts to ensure all non-General Fund State programs are paying their appropriate share of fringe benefit costs. In 2008-09, approximately $18 million in savings are expected to be realized from the cessation of certain fringe benefit waivers which had previously been granted.

As of October 2008, General State Charges had declined by $700 million. This primarily reflects a change in reporting related to the restructuring of Medicaid spending, whereby fringe benefit waivers were eliminated for personal service costs supported by State and Federal Medicaid monies.

Debt Service

The State pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as certain bonds issued by State public authorities (i.e., Empire State Development Corporation (“ESDC”), the Dormitory Authority of the State of New York (“DASNY”), and the Thruway Authority (“TA”)) for which the State is contractually obligated to pay debt service, subject to an appropriation. Depending on the credit structure, debt service is financed through transfers from the General Fund, dedicated taxes and fees, and other resources, such as patient income revenues.

As of May 2008, All Funds debt service was projected at $4.7 billion in 2008-09, of which $1.7 billion is to be paid from the General Fund through transfers and $3.0 billion from other State funds. Debt service is paid on revenue credits supported by dedicated taxes and fees and patient income, including Personal Income Tax Revenue bonds, Dedicated Highway and Bridge Trust Fund bonds and Mental Health facilities bonds, as well as service contract bonds that are secured mainly by the General Fund.

Growth in debt service reflects costs to support ongoing capital spending. The increased spending is for education purposes ($183 million, of which $79 million is for Expanding our Children’s Education and Learning (“EXCEL”)), transportation ($126 million), health and mental hygiene ($65 million), and economic development and housing ($67 million), as offset by the $127 million Debt Reduction Reserve Fund spending in 2007-08 and other factors. In addition, 2007-08 spending for SUNY educational facilities and the Local Government Assistance Corporation (“LGAC”) was reduced by $222 million due to the timing of debt service payments made during 2006-07. Variable interest rates were projected at 3.15 percent for the 2008-09 fiscal year. The rates include an assumed $20 million in additional variable rate interest costs related to the dislocation in the bond markets for auction rate securities and variable rate demand bonds insured by bond insurers that have had their credit ratings downgraded. The State has indicated that it is substantially reducing its exposure to auction rate securities and to variable rate demand bonds connected to affected insurers. The State expected to complete this restructuring by the end of the first quarter of fiscal year 2008-09. The 2008-09 projected rate is moderately less than 2007-08 actual levels of about 3.56 percent.

The projections reflect $21 million in savings from a variety of debt management actions, including selling a minimum of 25 percent of new bond sales competitively, expanding the use of performance measures to monitor the effectiveness of broker-dealers, remarketing agents, and other service providers, and maximizing savings opportunities, including through consolidated service contract refunding structures. The State is also expected to continue to use personal income tax revenue bonds to reduce borrowing costs.

The projections include $23 million in projected additional debt service costs to the State, primarily as a product of dislocations in the variable rate markets. These increased interest costs result mainly from credit rating agency downgrades to several bond insurance firms which have affected demand for certain variable rate bonds.

A number of new bond-financed capital initiatives were enacted with the 2008-09 budget. These include increased capital programs for SUNY and CUNY ($2.7 billion), $1.285 billion for various economic development initiatives, $75 million of bond-eligible capital spending from the EPF, $85 million of software development costs, $100 million for housing capital, and $60 million for local highway improvements. These are expected to have a minimal impact on 2008-09 debt service spending, although they will produce higher costs in later years.

As of October 2008, debt service had increased by $176 million. This higher spending in 2008-09 is mainly due to the timing of debt service payments on certain SUNY educational facilities bonds. A payment was inadvertently made in late 2006-07 rather than early 2007-08.

Capital Projects

The Capital Projects Fund Group accounts for spending across all functional areas to finance costs related to the acquisition, construction, repair or renovation of fixed assets. Spending from appropriations made from over 30 capital projects funds are financed from four sources: annual State taxes or dedicated miscellaneous receipts, grants from the Federal government, the proceeds of notes or bonds issued pursuant to General Obligation Bond Acts which are approved by the State voters, and the proceeds of notes or bonds issued by public authorities pursuant to legal authorization for State capital spending.

As of May 2008, All Funds capital spending of $6.1 billion in 2007-08 was projected to increase to $7.1 billion in 2008-09. In fiscal year 2008-09, transportation spending, primarily for improvements and maintenance to the State’s highways and bridges, is projected to continue to account for the largest share (55 percent) of this total. The balance of projected spending will support capital investments in the areas of economic development and government oversight (10 percent), education (10 percent), mental hygiene and public protection (9 percent), and parks and the environment (9 percent). The remainder of projected capital projects spending will be spread across health and social welfare, general government and other areas (7 percent).

The spending increase for economic development reflects the cumulative impacts of initiatives begun over the previous several years. They include projects at State University facilities and its Research Foundation and private universities; various local projects across the State; cultural facilities needs, and energy-related projects. The increase for transportation reflects spending for ongoing commitments, including $106 million in Federal grants and $181 million for spending from the 2005 Rebuild and Renew New York General Obligation Bond Act, as those projects begin to spend more fully. The $354 million increase for other spending is spread across all other program areas, including mental hygiene, public protection, higher education, and health. To account for historical differences between commitments and cash disbursements in Capital Projects Funds, the Financial Plan includes a negative $250 million spending adjustment.

Approximately $8 million has been identified in savings by shifting environmental spending to bond financing. Another $50 million in savings is achieved in the Transportation area through a funding reduction to the State and Local Bridge Program.

The Financial Plan reflects $417 million in spending on new initiatives including $122 million for economic development and housing projects, $78 million to expand existing environmental programs, $67 million for local highway and bridge projects, $64 million for education projects and $86 million for other areas including $1.5 million for renovations to the Legislative Office Building hearing rooms and $10 million for the Cornell Grape Genomics Research Facility.

As of October 2008, capital projects spending was projected to total $6.8 billion in fiscal year 2008-09. Projected spending for capital projects reflects routine timing changes in construction schedules in several program areas. In Education, projected capital disbursements have been adjusted to reflect the timing of several projects, including the Cultural Education Storage facility, Museum Renewal project, and the State Records Center. Capital spending at State Police represents an adjustment for the design and construction schedule for the Troop G facility. As of October 2008, Capital projects spending had grown by $179 million. This higher spending is due to economic development programs and timing issues related to bond proceed reimbursements.

2008-09 OPERATING RESULTS THROUGH DECEMBER 2008

General Fund Comparison to Executive Budget Update Projections

The General Fund ended December 2008 with a cash balance of $1.7 billion, which is $195 million below the amount projected in the Executive Budget Financial Plan. General Fund receipts, including transfers from other funds, were $71 million lower than projected, which is primarily due to the timing of expected fund sweeps from various special revenue accounts, partly offset by the unplanned receipt of $50 million from the recent Attorney General settlement with Citigroup. The variance in net tax receipts is small, but individual categories did vary from planned levels, including lower than expected collections from user taxes and fees ($95 million) that is partly offset by higher personal income tax receipts ($115 million).

General Fund disbursements through December 2008, including transfer to other funds, totaled $39.2 billion, $118 million higher than projected. The largest spending variances included:

•

All Other Education ($99 million lower than planned): Largely due to lower-than-expected disbursements for special education categorical programs and nonpublic school aid, both of which were expected to occur later in the 2008-09 fiscal year. Payment of nonpublic school aid was expected to occur later due to an extension in the filing date for submission of claims by nonpublic schools.

•

General State Charges ($86 million higher than planned): Primarily attributable to slower than projected fringe benefit escrow payments, mainly from the Mental Hygiene agencies. As of December 2008, these payments were expected to be made in January 2009.

•

State Operations ($53 million higher than planned): SUNY, State Police and Tax and Finance personal service spending exceeded projections. These variances were expected to be resolved through the planned use of other financing sources that would offset costs later in the 2008-09 fiscal year.

General Fund Comparison to 2008-09 Enacted Budget Projections

Through December 2008, General Fund receipts, including transfers from other funds, were $69 million more than the initial forecast. This variance is mainly due to higher-than-expected collections in personal income tax ($692 million), estate and gift taxes ($128 million), and transfers from other funds ($66 million), which are partly offset by lower receipts in business taxes ($581 million) and sales and use taxes ($260 million).

General Fund disbursements were $866 million lower than projected at the time of the Enacted Budget. The largest spending variances included:

•	School Aid ($387 million lower than planned): Reflects lower-than-expected general aid payments and lower-than-expected claims for categorical aid programs.

•	Children and Families ($240 million lower than planned): Driven largely by the timing of Child Welfare Services payments.

•

Medicaid ($157 million lower than planned): Results from the timing of Medicaid offsets, as well as the timing of Medicaid-related spending in the Mental Hygiene agencies. Medicaid offsets were taken at an accelerated rate earlier in the 2008-09 fiscal year, which reduced General Fund Medicaid spending for those months.

•

Mental Hygiene ($127 million higher than planned): Medicaid spending in the Mental Hygiene agencies was higher than projected through the first nine months; however, it was not expected to affect full-year projections for Medicaid spending in Mental Hygiene.

•	Higher Education ($117 million lower than planned): Largely reflects actions taken since the Enacted Budget to adjust General Fund payment schedules.

•	Transfers to Other Funds ($227 million lower than planned): Mainly due to lower than projected spending in capital projects.

General Fund Annual Change

On a year-over-year basis, General Fund receipts were $2.7 billion, or 7.4 percent, higher in 2008 than in the same period in 2007. This annual increase is largely due to increased collections in the personal income tax ($2.3 billion), transfers from other funds ($489 million) and estate and gift taxes ($232 million), which is partially offset by decreases in business taxes ($228 million), the sales and use tax ($83 million), and all other receipts and grants collections ($40 million).

General Fund spending through December 2008 was $2.3 billion higher than actual results through December 2007. Significant changes in spending levels included:

•

School Aid ($1.3 billion growth): Driven largely by the annual increase in “tail” payments for the 2007-08 school year, and partly by the annual increase in initial payments for the 2008-09 school year. On a school year basis, the State increased school aid by $1.8 billion in 2007-08, and by another $1.7 billion in 2008-09.

•

Mental Hygiene ($408 million growth): Primarily due to Medicaid-related spending in Mental Hygiene agencies. Much of this spending occurred in 2008-09, resulting in the significantly higher spending in the year 2009.

•	Children and Families ($121 million decline): Driven largely by the timing of Child Welfare Services payments.

•	Medicaid ($110 million growth): Primarily reflects an additional weekly cycle payment in the first nine months of 2008 compared to the prior year.

•	Temporary and Disability Assistance ($98 million decline): Primarily due to the timing of payments to local districts.

•

State Operations ($894 million decline): Primarily reflects the movement of a portion of Mental Hygiene State Operations spending from the General Fund to the Special Revenue Funds, as part of the 2008-09 restructuring of Medicaid spending.

•

General State Charges ($981 million decline): Primarily reflects a change in reporting related to the restructuring of Medicaid Spending, whereby fringe benefit waivers were eliminated for personal service costs supported by State and Federal Medicaid monies.

•

Transfers to Other Funds ($2.4 billion growth): Primarily reflects the change in reporting related to the restructuring of Medicaid spending. Beginning in 2008-09 the State share of Medicaid payments dispersed by State-operated mental hygiene facilities was reflected as a General Fund transfer to the new State Share of Medicaid Special Revenue Fund account. Debt Service spending was also higher ($191 million growth) due mainly to the timing of debt service payments on certain SUNY educational facilities bonds.

State Operating Funds

State Operating Funds Comparison to Executive Financial Plan Projections

As of January 2009, State Operating Funds receipts totaled $55.3 billion or $237 million less than the last forecast. Tax receipts totaled $43.9 billion, $19 million more than the 2009-10 Executive Budget estimates, which is largely due to lower-than-expected collections in the sales and use tax ($129 million) and business taxes

($13 million), partly offset by higher-than-expected collections in the PIT ($152 million), cigarette and tobacco taxes ($19 million) and estate and gift taxes ($17 million). Miscellaneous receipts were $265 million below initial estimates due mostly to lower than anticipated Special Revenue Fund receipts, primarily SUNY ($242 million). The variance was expected to be offset by higher receipts in the final three months of the 2008-09 fiscal year.

Disbursements totaled $57.3 billion, $966 million lower than the forecast, primarily driven by the timing of STAR payments to homeowners for property tax exemptions.

State Operating Funds Comparison to 2008-09 Enacted Budget Projections

As of January 2009, State Operating Funds receipts were $722 million below the Enacted Budget projection. Tax receipts were $363 million less than the initial estimate. The variance is largely due to decreased collections in business taxes ($579 million), sales and use taxes ($372 million) and the real estate transfer tax ($128 million), which is partially offset by increases in the personal income tax ($584 million) and estate and gift taxes ($132 million). Miscellaneous receipts were $367 million lower than projected, largely driven by lower-than-anticipated Special Revenue Fund receipts for SUNY.

State Operating Funds disbursements were $1.7 billion below the Enacted Budget forecast. The largest variances outside the General Fund include the timing of HCRA-supported public health spending and lower-than-projected STAR payments.

State Operating Funds Annual Change

Total taxes increased by $2.6 billion compared to the same period in 2007-08. This increase is largely due to increased collections in the personal income tax ($2.7 billion), cigarette and tobacco taxes ($268 million) and estate and gift taxes ($235 million), partially offset by decreases in business taxes ($252 million), the real estate transfer tax ($219 million), and the sales and use tax ($132 million). The annual decline in miscellaneous receipts is largely due to the receipt of $499 million in health insurance conversion proceeds in April 2007.

Compared to the same period in 2007-08, State Operating Funds disbursements were $2.0 billion higher in 2008-09. The largest increases were for School Aid ($1.2 billion), State Operations ($330 million) and Debt Service ($377 million) as described above, offset by the timing of the STAR payments ($1.1 billion).

State Operating Funds Medicaid spending through December 2008 increased by $537 million. This increase is primarily driven by an additional weekly cycle payment in 2008-09 and increases in recipients, service utilization, and medical care cost inflation. In addition, growth in mental hygiene spending is primarily attributable to the State share of Medicaid spending reflected as of December 2008 in the agency totals, which also accounts for most of the decline in General State Charges.

OUTYEAR PROJECTIONS

The forecast for 2009-10 is based on assumptions of economic performance, revenue collections, spending patterns, and projections for the 2008 year services costs of program activities. DOB believes the estimates of annual change in receipts and spending that create the 2009-10 services gap forecast of the 2008 fiscal year are based on reasonable assumptions and methodologies.

In evaluating the State’s multi-year operating forecast, it should be noted that the reliability of the estimates as a predictor of the State’s future fiscal position is likely to diminish as one moves further from 2008. Accordingly, the 2009-10 forecast is perhaps the most relevant from a planning perspective, since any gap in that year must be closed with actions which would typically have a positive impact on subsequent year gaps, and the variability of the estimates is likely to be less than in later years. The State has indicated that it will provide quarterly revisions to its multi-year estimates.

In 2009-10 and after, DOB projects higher costs in several areas, increased Medicaid costs due to nursing home rebasing, higher school aid projections based on additional information reported by school districts for the September 2008 update and declining revenues attributable to lottery and VLT sales, additional General Fund support for the Dedicated Highway and Bridge Trust Fund, and higher-than-projected costs for the New York State Options for People through Service program. The inflationary adjustment for hospitals, nursing homes, and home care, which was expected to add costs of $170 million annually beginning in 2009-10, has been eliminated by legislation approved in the August 2008 session that capped the automatic rate increases at 2.3 percent.

Significant assumptions that affect the forecast for 2009-10 include:

•	The performance of the economy in general, and the financial services sector in particular, and the concomitant impact on State tax receipts.

•	As of October 2008, DOB’s economic outlook for the 2008 fiscal year calls for the State to continue in a recession, accompanied by job losses and a substantial slowdown in wage growth.

•	The forecast for State tax receipts is based on the 2008-09 forecast.

•	The Federal government is not expected to make substantive funding changes to major aid programs or make substantive regulatory changes that adversely affect, or benefit, the State.

•	Changes to these or other assumptions have the potential to materially alter the size of the budget gaps for 2009-10 and beyond.

OUTYEAR RECEIPTS PROJECTIONS

Fiscal Year 2009-10 Overview

As of January 2009, total All Funds receipts were expected to total nearly $120.1 billion, an increase of 3.6 billion over 2008-09 projections. As of October 2008, All Funds tax receipts were projected to decrease by $1.1 billion or 1.8 percent. All Funds Federal grants were expected to increase by over $1.0 billion, or 2.9 percent. All Funds miscellaneous receipts were projected to increase by $1.4 million, or 6.9 percent.

As of October 2008, total State Funds receipts were projected to be $80.9 billion, an increase of $203 million, or 0.3 percent from the 2008-09 fiscal year estimated receipts.

As of October 2008, total General Fund receipts were projected to be nearly $50.5 billion, a decrease of 3.1 billion, or 5.8 percent from 2008-09 estimated receipts. General Fund tax receipts were projected to decrease by 4.3 percent from 2008-09 estimates and General Fund miscellaneous receipts were projected to decrease by 6.0 percent. The decline in General Fund miscellaneous receipts largely reflects the loss of anticipated receipts from New York City that have been subject to ongoing negotiations.

As of October 2008, after controlling for the impact of policy changes, base tax revenue was expected to decline by 1.1 percent for fiscal year 2009-10.

Multi-Year Receipts

As of October 2008, the State’s economic forecast contemplated a recession entailing several quarters of employment losses through early 2009 and low wage growth of 2.0 percent and 1.5 percent, respectively, for calendar years 2008 and 2009. The State’s forecast lowers the economic base on which the outyear revenue forecast is built. Overall, receipts growth in the three fiscal years following 2009-10 was expected to be consistent with projected growth in the U.S. and New York economies.

Personal Income Tax

As of August 2008, All Funds net personal income tax receipts for 2009-10 of $39.8 billion were projected to increase by $1.6 billion (4.2 percent) over the prior year. Gross receipts were projected to increase 3.2 percent, and reflect withholding growth of 7.9 percent ($2.3 billion), and tax year 2009 tax growth of 10.4 percent ($900 million) was estimated, reflecting a projected recovery from 2008-09 recession. Payments from extensions and final returns for tax year 2008 were projected to decline in total by 23.9 percent ($1.7 billion), reflecting the spike in tax year 2007 payments and subsequent weakness in tax year 2008. Receipts from delinquencies were projected to increase by 4.1 percent ($39 million). Refunds were projected to decrease by 1.8 percent or $132 million, due in large part to the additional $250 million of refunds paid in 2008-09 under the “cap.”

General Fund income tax receipts for 2009-10 of $24.4 billion were projected to increase by $502 million or 2.1 percent. Deposits to the STAR fund, which were projected to increase by $690 million, reflect the second phase of the middle class STAR rebate program, which was delayed one year as a result of 2008-09 Financial Plan legislation, and the shift of STAR income tax reimbursements to the City.

All Funds income tax receipts for 2009-10 were estimated at nearly $39.8 billion, or $500 million lower than the Financial Plan. The decrease reflects an additional expected decline in withholding ($500 million) and weaker than expected estimated payments on tax year 2009 ($100 million), partly offset by lower than expected state-city offsets ($100 million).

User Taxes and Fees

As of August 2008, All Funds user taxes and fees for 2009-10 were revised down by $148 million from the Financial Plan. This is largely due to the slower growth than previously anticipated in the sales tax base as well as an adjustment to certain motor vehicle fees. In addition, the expected gain in receipts from provisions related to products sold by Native Americans has been revised downward.

As of August 2008, General Fund user taxes and fees receipts were projected to total $9.2 billion in 2009-10, an increase of $347 million or 3.9 percent from 2008-09.

Business Taxes

As of August 2008, All Funds business tax receipts for 2009-10 of nearly $8.8 billion were projected to increase by $633 million or 7.8 percent over the prior year. The overall increase primarily reflects a strong rebound in corporate franchise tax receipts that commonly follows a recession. This rebound was anticipated to result from a return to corporate profits growth and the exhaustion of carry-forwards in 2008-09. In total, the remaining business taxes were expected to essentially equal 2008-09 levels.

As of August 2008, General Fund business tax receipts for 2009-10 of $6.6 billion were projected to increase $534 million, or 8.8 percent from the prior year.

As of August 2008, All Funds business tax receipts for 2009-10 were nearly $8.8 billion, or $430 million (4.7 percent) lower than the Financial Plan. The decrease reflects the year to date results and the weaker economic forecast noted above.

Other Taxes

As of August 2008, All Funds other tax receipts for 2009-10 were projected to be nearly $2.3 billion, up $164 million or 7.7 percent from 2008-09 reflecting marginal growth in real estate transfer tax collections and an increase in estate collections from moderate improvement in household net worth levels and continued growth in the number of estate tax payments. General Fund other tax receipts were expected to total $1.3 billion in fiscal year 2009-10, an increase of $129 million, which is attributable to growth in the estate tax.

Miscellaneous Receipts and Federal Grants

As of August 2008, All Funds miscellaneous receipts were projected to total nearly $21.2 billion in 2009-10, an increase of $1.3 billion from 2008-09, driven by growth in programs financed with authority bond proceeds ($1.2 billion), including spending for Economic Development, Transportation, SUNY and Mental Health. Federal grants were projected to total nearly $37.1 billion in 2009-10, an increase of $1.1 billion from 2008-09. Federal spending was expected to increase for Medicaid, including spending for State-operated Mental Hygiene facilities ($1.1 billion) and Elections ($109 million). In most cases, the grant levels reflect projected changes in State spending levels and a corresponding change in estimated Federal reimbursement, not changes in aid levels for New York authorized by Congress.

As of August 2008, in 2009-10, General Fund miscellaneous receipts and Federal grants collections were projected to be over $2.5 billion, down $61 million from 2008-09. This decrease mainly results from the loss of one-time State of New York Mortgage Agency (“SONYMA”) receipts and other one-time revenues, partially offset by an increase in licenses and fees.

Non-Tax General Fund Transfers from Other Funds

As of August 2008, all other transfers to the General Fund from other State Funds were expected to decline in 2009-10 from 2008-09 levels primarily as a result of non-recurring fund sweeps from several special revenue accounts and the Environmental Protection Fund that were included in the 2008-09 Financial Plan projections.

Revenue Risks

The State believes that estimated receipts in the 2009-10, 2010-11 and 2011-12 fiscal years are subject to a number of risks. For example, a significant downside risk remains with respect to the fallout from the financial sector meltdown. The cascade into other sectors of the economy could reduce employment, wages, and related withholding and estimated tax revenues more than expected. Real estate markets could deteriorate more rapidly than expected due to the continued credit crunch and Wall Street retrenchment, which could have a significant negative impact on capital gains realizations. Actions taken by the Federal government to alleviate the faltering banking industry and credit markets could be less effective than intended, and take longer to achieve their desired objectives. Taxable sales could be driven down by weaker economic conditions. Lower-than-expected business tax collections could reflect greater overall weakness of the New York State economy, in particular in the financial services industry, than was earlier forecasted. The estimated values for the 2008-09 fiscal year Financial Plan law changes represent a substantial portion of estimated receipts. In the business environment of 2008-09, these changes could result in less severe negative net income versus an increase in taxable income, resulting in less than anticipated revenue gains. The real estate transfer tax forecast could be negatively affected as downward trends in the financial services sector (weaker employment and bonuses, stock market decline) continue. The fallout from the subprime mortgage situation is also expected to put pressure on consumer credit availability and may reduce the number of transactions. The decline in real estate prices in some areas of the State is likely to depress collections. The number of high value commercial property sales in New York City is expected to decline from recent years. The estate tax is primarily a tax on the value of real estate stocks and bonds. This tax could be negatively affected by the value of these assets.

OUTYEAR DISBURSEMENTS PROJECTIONS

As of January 2009, DOB forecast General Fund spending of $59.2 billion in 2010-11, an increase of $3.8 billion (6.9 percent) over recommended 2009-10 levels. Growth in 2011-12 was projected at $4.8 billion (8.0 percent) and in 2012-13 at $4.3 billion (6.7 percent). The growth levels are based on 2009 services projections, as modified by the recommendations contained in the 2009-10 Executive Budget. They do not incorporate any estimate of potential new actions to control spending in future years.

Grants to Local Governments

Annual growth in local assistance is driven primarily by Medicaid, local government assistance, other education, children and family services and school aid.

Medicaid

General Fund spending for Medicaid is expected to grow by $1.8 billion in 2009-10, $1.4 billion in 2010-11, and another $1.1 billion in 2011-12. Medicaid growth results, in part, from the combination of projected increases in recipients, service utilization, and medical care cost inflation that impact nearly all categories of service (e.g., hospitals, nursing homes). The State cap on local Medicaid costs and takeover of local Family Health Plus (“FHP”) costs, which are included in base categories of service, are projected to increase spending by $234 million in 2009-10, $357 million in 2010-11, and $396 million in 2011-12. In 2009-10, an extra weekly payment to providers adds an estimated $300 million in base spending across all fee-for-service categories of spending. The remaining growth is primarily attributed to the available resources in other State Funds which are used to lower General Fund costs, including lower levels of HCRA financing beginning in 2009-10.

The average number of Medicaid recipients is expected to grow to over 3.8 million in 2009-10, an increase of 4.8 percent from the estimated 2008-09 caseload. FHP enrollment is estimated to grow to approximately 558,000 individuals in 2009-10, an increase of 5.7 percent over the projected 2008-09 enrollment of almost 528,000 individuals.

School Aid

Projected school aid increases are primarily due to increases in foundation aid, universal pre-kindergarten expansion, and increases in expense-based aids such as building aid and transportation aid. Increased funding in 2008-09 for high tax aid and several other aid categories is provided on a one-year basis only.

On a school-year basis, school aid is projected at $23.3 billion in 2009-10, $25.9 billion in 2010-11, and $27.5 billion in 2011-12. Outside the General Fund, revenues from core lottery sales are projected to increase by $17 million in 2009-10, $117 million in 2010-11, and $67 million in 2011-12 (totaling $2.4 billion in 2011-12). Revenues from VLTs are projected to total $835 million in 2008-09, then decrease by $261 million in 2009-10 following the expected one-time receipt of $370 million in revenues during 2008-09 from the sale of development rights at the Aqueduct Racetrack. They are then projected to increase by $220 million in 2010-11 and $188 million in 2011-12. VLTs are expected to total almost $1.0 billion in 2011-12. The VLT estimates assume the start of operations at Aqueduct in 2009-10 and Belmont in 2010-11.

Mental Hygiene

Mental hygiene spending is projected at $2.2 billion in 2009-10, at $2.3 billion in 2010-11 and at $2.4 billion in 2011-12. Sources of growth include: increases in the projected State share of Medicaid costs; cost-of-living increases, including the three-year extension of the human services COLA; and projected expansions of the various mental hygiene service systems including the OMH’s children’s services; increases in the New York State Creating Alternatives in Residential Environments & Services program and in the development of children’s beds in the OMRDD to bring children back from out-of-state placements; the NY/NY III Supportive Housing agreement and community bed expansion in OMH; and certain chemical dependence treatment and prevention initiatives in the Office of Alcoholism and Substance Abuse Services.

Children and Family Services

Children and Family Services local assistance spending is projected to grow by $198 million in 2009-10, $216 million in 2010-11 and $188 million in 2011-12. The increases are driven primarily by expected growth in local child welfare claims, the implementation of the Office of Children and Family Services Medicaid waiver, and cost-of-living increases for human services providers through 2011-12.

Temporary and Disability Assistance

Spending is projected at $1.3 billion in 2009-10, an increase of $61 million from 2008-09, and is expected at the same level through 2011-12. Although public assistance caseloads are projected to increase marginally between 2009-10 and 2011-12, this spending is expected to be countered by an expected increase in Federal offsets, which decreases the level of General Fund resources needed.

Other Local Assistance

All other local assistance programs total $7.3 billion in 2009-10, an increase of $277 million over 2008-09 levels. This growth in spending primarily reflects increases in local government assistance, including unrestricted aid to New York City ($82 million), additional payments for grants and aid to municipalities ($86 million), various public health programs, and payments to CUNY.

State Operations

State Operations spending is expected to total $9.4 billion in 2009-10, an annual increase of $819 million (9.6 percent). In 2010-11, spending is projected to grow by another $387 million (4.1 percent) to a total of $9.7 billion, followed by another $233 million (2.4 percent) for a total of $10.0 billion in 2011-12. The net personal service growth primarily reflects the impact of new labor contracts, as well a reserve for unsettled unions of $400 million in 2009-10 and $275 million in 2010-11 and 2011-12. In addition, salary adjustments for performance advances, longevity payments and promotions, and increased staffing levels (primarily in the Department of Correctional Services) drive spending growth. Inflationary increases for non-personal service costs result in higher spending in all years. Additional growth is driven by spending for ongoing initiatives, including the civil commitment program for sexual offenders, and medical and pharmacy costs in the areas of mental hygiene and corrections.

General State Charges

As of October 2008, General State Charges were projected to total $3.6 billion in 2009-10, $4.1 billion in 2010-11 and $4.5 billion in 2011-12. The annual increases are expected to be due mainly to anticipated cost increases in pensions and health insurance for State employees and retirees.

The State’s pension contribution rate to the New York State and Local Retirement System, which is 8.8 percent for the 2008-09 fiscal year, is expected to decrease to 7.9 percent for 2009-10, followed by an increase to 10.5 percent in 2010-11, and 11.4 percent in 2011-12. Pension costs in 2009-10 are projected to total $1.1 billion, an increase of $96 million over 2008-09 due to projected growth in the salary base. This large growth is also caused by the prepayment of the State’s 2008-09 amortization costs in 2007-08. In 2010-11 and 2011-12, these costs are expected to increase by $264 million and $113 million, respectively, due to anticipated increases in the State contribution rate, reflecting the impact of recent market performance.

Spending for employee and retiree health care costs is expected to increase by $167 million in 2009-10, $300 million in 2010-11, and another $274 million in 2011-12 and assumes an average annual premium increase of roughly 9.5 percent. Health insurance is projected at $2.8 billion in 2009-10 ($1.7 billion for active employees and $1.1 billion for retired employees), $3.1 billion in 2010-11 ($1.9 billion for active employees and $1.2 billion for retired employees) and $3.4 billion in 2011-12 ($2.1 billion for active employees and $1.3 billion for retired employees).

Transfers to Other Funds

In 2009-10, transfers to other funds are estimated at $6.4 billion, an increase of $655 million over 2008-09. This increase includes potential transfers to the DHBTF, aimed at reducing fund gaps, and an increase in other capital transfers of $124 million.

As of October 2008, all other transfers were expected to increase by $408 million in 2008-09. The most significant change includes an increase in transfers to supplement resources available for the mental hygiene system. In addition, transfers are increasing for the subsidy to SUNY hospitals and to fund the State’s financial management system. General Fund transfers for stem cell research are projected to increase in 2009-10 and then end in 2011-12 as support is transitioned from the General Fund to the Health Care Resources Fund beginning in 2009-10.

In 2010-11, transfers to other funds are expected to increase by $945 million. This reflects expected growth in General Fund support to the Dedicated Highway and Bridge Trust Fund and Medicaid related spending in State Operated mental hygiene facilities. In 2011-12 transfers are expected to increase by $716 million, mainly to provide subsidies to HCRA, the Dedicated Highway and Bridge Trust Fund, and mental hygiene spending.

As of October 2008, a significant portion of the capital and operating expenses of the Department of Motor Vehicles (“DMV”) are funded from the DHBTF. The Fund receives dedicated tax and fee revenue from the Petroleum Business Tax, the Motor Fuel Tax, the Auto Rental Tax, highway use taxes, transmission taxes and motor vehicle fees administered by the DMV. In addition, the Financial Plan includes transfers from the General Fund that effectively subsidize the expenses of the DHBTF. The subsidy is required because the cumulative expenses of the fund—capital and operating expenses of the Department of Transportation and the DMV, debt service on DHBTF bonds and transfers for debt service on bonds that fund the Consolidated Highway Improvement Programs (“CHIPs”) and local transportation programs—exceed 2008 and projected revenue deposits and bond proceeds. This updated Financial Plan revises upward the forecast for the General Fund subsidy, reflecting projected revenue declines from previous estimates, inflation-driven spending increases for maintenance programs and an increase in the portion of the Fund’s expenses that must be funded with non-bonded resources. The subsidy is projected at $237 million for the 2008-09 fiscal year and $435 million for 2009-10, with significant growth thereafter.

Fiscal Year 2010-11 Through 2012-13

Since the Second Quarterly Update, DOB has revised its current services forecasts for receipts and disbursements for 2010-11 and 2011-12 and calculated an estimate of the 2012-13 budget gap. The current services gaps, which formed the starting point for developing the 2009-10 Executive Budget recommendations, are calculated at $17.1 billion in 2010-11, $18.6 billion in 2011-12, and $19.6 billion in 2012-13. The recommendations set forth in the Executive Budget result in a balanced General Fund Financial Plan in 2009-10 and leave projected outyear budget gaps of $2.0 billion in 2010-11, $4.2 billion in 2011-12, and $5.7 billion in 2012-13. The projections assume that the Legislature will enact the 2009-10 Executive Budget recommendations in their entirety.

After recommendations, General Fund spending is projected to grow at an average annual rate of 5.3 percent from 2008-09 through 2012-13. The spending is driven by Medicaid growth, rising costs for education, the

State-financed cap on local Medicaid spending, employee and retiree health benefits, and child welfare programs. Over the same period, General Fund receipts are estimated to grow at approximately 3.7 percent a year, consistent with DOB’s economic forecast for the recession and recovery.

In evaluating the State’s outyear operating forecast, it should be noted that the reliability of the estimates as a predictor of the State’s future fiscal condition is likely to diminish as one moves further from 2008-09 and budget year estimates. Accordingly, in terms of the outyear projections, 2010-11 is perhaps the most relevant from a planning perspective, since any gap in that year must be closed with the next budget and the variability of the estimates is likely to be less than in later years. The State has indicated that it will provide quarterly revisions to its multi-year estimates.

The outyear forecast for 2010-11 is based on assumptions of economic performance, revenue collections, spending patterns, and projections for the current services costs of program activities, and assumes enactment of the Executive Budget in its entirety. DOB believes the estimates of annual change in receipts and disbursements that constitute the current services gap forecast are based on reasonable assumptions and methodologies.

Outyear Receipts/Projections 2010-11 Through 2012-13

Overall, tax receipts growth in the three fiscal years following 2009-10 is expected to remain in the range of 4.8 to 6.3 percent. This is consistent with a projected return to trend economic growth in the U.S. and New York economies in the second half of 2009. Receipt growth is supported by proposals contained with the Executive Budget that eliminate unintended tax loopholes, reform and simplify state tax law, and supplement Department of Taxation and Finance efforts to find noncompliant and fraudulent taxpayers. DOB expects these factors to continue to enhance expected receipts growth through 2012-13:

•	As of January 2009, total General Fund receipts were projected to reach $57 billion in 2010-11, nearly $60 billion in 2011-12 and almost $63 billion in 2012-13.

•	As of January 2009, total State Funds receipts were projected to be approximately $88 billion in 2010-11, almost $91 billion in 2011-12 and nearly $94 billion in 2012-13.

•

As of January 2009, total All Funds receipts in 2010-11 were projected to reach over $125 billion, an increase of $5.2 billion, or 4.3 percent over 2009-10 estimates. All Funds receipts in 2011-12 were expected to increase by nearly $5.2 billion (4.2 percent) over the prior year. In 2012-13, receipts were expected to increase by nearly $2.7 billion (2.1 percent) over 2011-12 projections.

•

As of January 2009, All Funds tax receipts were expected to increase by 6.0 percent in 2010-11, 4.8 percent in 2011-12 and 5.4 percent in 2012-13. Again, the growth pattern is consistent with an economic forecast of continued, but slower, economic growth.

Multi-Year Receipts

As of October 2008, All Funds tax receipts in 2010-11 were projected to reach $63.6 billion, an increase of $3.4 billion, or 5.7 percent from 2009-10 estimates. All Funds tax receipts in 2011-12 were expected to increase by nearly $3.3 billion (5.2 percent) over the prior year. General Fund tax receipts were projected to reach $39.1 billion in 2010-11 and $41.3 billion in 2011-12.

Personal Income Tax

In general, income tax growth for 2010-11 and 2011-12 is governed by projections of growth in expected liability which is dependent on growth in the major components of taxable income. These components include: wages, interest and dividend earnings, realized taxable capital gains, business net income, income derived from partnerships and S corporations, and to a minor extent, the impact of tax law changes.

All Funds personal income tax receipts for 2010-11 of $42.4 billion reflect an increase of 6.6 percent or $2.6 billion above the estimate for 2009-10. Gross receipts are projected to increase 6.6 percent and reflect projected withholding growth of 5.2 percent ($1.6 billion) while estimated taxes for tax year 2010 are expected to grow $850 million (9.1 percent). Payments from extensions and final returns for tax year 2009 are projected to increase in total by 10.5 percent, or by $577 million, and receipts from delinquencies are projected to increase by 4.2 percent, or $41 million over the prior year. Refunds are projected to increase by 6.3 percent or $444 million, an average growth rate that absent unusual developments is generally similar to withholding growth.

General Fund 2010-11 income tax receipts are projected to reach $25.9 billion, 5.9 percent higher than the prior year. This reflects the All Funds trends noted above, a $526 million (9.8 percent) increase in the STAR fund transfer, mainly attributable to the third and final phase of the middle class STAR rebate program, and an increase in RBTF deposits of $657 million.

All Funds income tax receipts for 2011-12 are expected to reach $45.2 billion, reflecting moderate overall growth in the tax base of 6.6 percent. General Fund receipts are projected at $27.7 billion, reflecting normal growth in STAR and RBTF deposits.

User Taxes and Fees

As of August 2008, All Funds user taxes and fees in 2010-11 were projected to grow an additional $412 million, with further potential growth of $510 million in 2011-12. The State expects to see ongoing growth due to continued, but slower, economic growth; the out-year economic forecast dictates a slight reduction in the growth rate of the ongoing sales tax base compared to the Financial Plan.

Business Taxes

All Funds business tax receipts for 2010-11 and 2011-12 reflect trend growth that is determined in part by the expected level of corporate profits, the increase in taxable insurance premiums, and increases in electric utility consumption prices and the consumption of telecommunications services. Business tax receipts are projected to increase to $8.8 billion (0.7 percent) in 2010-11 and $9 billion (1.4 percent) in 2011-12. General Fund business tax receipts are expected to reflect the factors outlined above. General Fund business tax receipts over this period are projected to increase to more than $6.6 billion (0.8 percent) in 2010-11 and to over $6.7 billion (1.6 percent) in 2011-12.

Other Taxes

As of August 2008, the 2010-11 All Funds receipts projection for other taxes was slightly more than $2.4 billion, up $121 million or 5.3 percent from 2009-10 receipts. Growth in the estate tax was projected to follow expected increases in household net worth and receipts from the real estimate transfer tax continue to reflect the slowdown and then stabilization in the residential and commercial markets.

As of August 2008, the 2011-12 All Funds receipts projection for other taxes was more than $2.5 billion, up $133 million or 5.5 percent from 2010-11 receipts. The forecast reflects continued increases in household net worth as well as in the value of real property transfers.

Miscellaneous Receipts and Federal Grants

As of August 2008, All Funds miscellaneous receipts and Federal grants for 2010-11 were projected to be nearly $60 billion, up nearly $1.4 billion from 2009-10, driven by expected lottery receipts growth and growth in Federal Medicaid spending. General Fund miscellaneous receipts and Federal grants collections for 2010-11 were projected to be over $2.5 billion, unchanged from the previous year.

As of August 2008, All Funds miscellaneous receipts for 2011-12 were projected to be nearly $62 billion, up $1.9 billion from the prior year driven by expected lottery receipts growth and growth in Federal Medicaid spending. General Fund miscellaneous receipts and Federal grants for 2011-12 were projected to be almost $2.3 billion, down $237 million from 2010-11. This decrease is perhaps due to the loss of several one-time payments.

PRIOR FISCAL YEARS

General Fund 2005-06 through 2007-08

The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State’s largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund monies are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. In some cases, the 2008-09 fiscal year results provided below may exclude certain timing-related transactions which have no net impact on operations.

Recent Trends

Following its emergence from the national recession of 2002, the State experienced four years of economic growth and solid financial recovery from 2003-04 through 2006-07. State finances began to lose momentum during 2007-08 as revenues did not perform as well as initially expected. While the State maintained budget balance throughout 2007-08, year-end results represented the first year since 2002-03 that the State did not record an operating surplus.

2007-08 Fiscal Year (Unaudited Results)

The State ended 2007-08 in balance. Revenues in 2007-08 were $585 million lower than the State’s initial projections while spending for the year finished at $306 million lower than expectations. The result was a $279 million decrease in cash reserves. The reserves were used to finance the costs of labor settlements ($138 million), debt management actions, including defeasing certain auction rate bonds ($128 million), and to finance discretionary grants from the Community Projects Fund ($13 million).

The General Fund ended the 2007-08 fiscal year with a balance of $2.8 billion, which included dedicated balances of $1.2 billion in the State’s rainy day reserve funds that can only be used for unforeseen mid-year shortfalls (after a $175 million deposit to the new Rainy Day Reserve Fund at the close of 2007-08), the Contingency Reserve Fund ($21 million), the Community Projects Fund ($340 million) and $1.2 billion in general reserves, $122 million of which DOB expects to use for debt management.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.1 billion in 2007-08, an increase of $1.7 billion from 2006-07 results. While tax receipts decreased by $273 million, transfers increased by $1.9 billion and miscellaneous receipts increased by $191 million. The decline in tax receipts was primarily attributable to a decline in business taxes and in personal income taxes.

General Fund spending, including transfers to other funds, totaled $53.4 billion in 2007-08, an increase of $1.8 billion from 2006-07. The main sources of annual growth were School Aid, Children and Family Services, and public assistance.

2006-07 Fiscal Year

DOB reported a 2006-07 General Fund surplus of $1.5 billion. Results for 2006-07 were $1.5 billion higher than the balanced Financial Plan as a result of receipts revisions over initial projections ($1.4 billion) and changes to reserve fund balances ($767 million), partly offset by higher than initially projected spending ($607 million). Total receipts, including transfers from other funds, were $51.4 billion. Disbursements, including transfers to other funds, totaled $51.6 billion.

The General Fund ended the 2006-07 fiscal year with a balance of $3.0 billion, which included dedicated balances of $1.0 billion in the State’s rainy day reserve fund (after an $87 million deposit at the close of 2006-07), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($278 million). The closing balance also included $1.7 billion in general reserves.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $51.4 billion in 2006-07, an increase of $4.2 billion from 2005-06 results. Tax receipts increased by $3.4 billion, transfers increased by $419 million, and miscellaneous receipts increased by $239 million.

General Fund spending, including transfers to other funds, totaled $51.6 billion in 2006-07, an increase of $5.1 billion from 2005-06. The main sources of annual growth were School Aid, Medicaid, and higher education programs.

2005-06 Fiscal Year

DOB reported a 2005-06 General Fund surplus of $2.0 billion. Results for 2005-06 were $2.0 billion higher than the Financial Plan as a result of receipts revisions over initial projections ($1.2 billion), changes to reserve fund balances ($895 million) and other timing-related transactions which had no impact on operations ($251 million), partly offset by higher than initially projected spending ($288 million). Total receipts, including transfers from other funds, were $47.2 billion. Disbursements, including transfers to other funds, totaled $46.5 billion.

The General Fund ended the 2005-06 fiscal year with a balance of $3.3 billion, which included dedicated balances of $944 million in the State rainy day reserve fund (after a $72 million deposit at the close of 2005-06), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($251 million). The closing balance also included $2.0 billion in general reserves.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $47.2 billion in 2005-06, an increase of $3.3 billion from 2004-05 results. Tax receipts increased by $3.8 billion and transfers increased by $743 million, while miscellaneous receipts decreased by $197 million. The decline in miscellaneous receipts was primarily attributable to the loss of various one-time receipts including the securitization of tobacco proceeds.

General Fund spending, including transfers to other funds, totaled $46.5 billion in 2005-06, an increase of $2.9 billion from 2004-05. The main sources of annual growth were Medicaid, School Aid, and fringe benefits.

State Operating Funds 2005-06 through 2007-08

The State Operating Funds portion of the Financial Plan is comprised of the General Fund and funds specified for dedicated purposes, but excludes capital project funds and Federal Funds.

Recent Trends

State Operating Funds spending increased from $73.5 billion in 2006-07 to $77.0 billion in 2007-08, an increase of $3.5 billion or 5 percent. Excluding transfers to other funds, the General Fund portion of State Operating Funds increased by $2.6 billion. The remaining growth consisted of higher spending for programs supported by special revenues ($1.3 billion), partly offset by an annual decrease in debt service funds ($359 million). The largest contributors to the spending increase in State-supported special revenue funds were the STAR fund which provided an additional $664 million to taxpayers across New York State, State Transit operating aid which grew by $478 million reflecting additional aid provided to the Metropolitan Transportation Authority, and lottery funds which provided an additional $172 million to finance education costs. Debt service disbursements decreased primarily due to lower debt service payments for SUNY Educational Facilities and the Local Government Assistance Corporation.

Over the three-year period beginning in 2005-06, State Operating Funds spending grew by an average of 5.1 percent annually. In recent years, the State has financed roughly 35 percent of its operations outside of the General Fund. Historically, the State has financed an increasing share of its operations outside of the General Fund.

Major programmatic changes that have increased activity outside the General Fund include the financing of certain Medicaid and other health care costs under HCRA and the creation of the STAR program that is funded by directing personal income tax receipts to a special revenue fund.

2007-08 Fiscal Year (Unaudited Results)

State Operating Funds receipts totaled $75.6 billion in 2006-07, an increase of $3.0 billion from the 2006-07 results. In addition to the growth in General Fund receipts described above, tax receipts to other State Operating Funds also increased. Actual State Operating Funds disbursements totaled $77.0 billion in 2007-08, an increase of $3.5 billion from the 2006-07 results. School aid, STAR, and transportation aid were the main sources of annual program growth.

The State ended the 2007-08 fiscal year with a State Operating Funds cash balance of $6.6 billion. In addition to the $2.8 billion General Fund balance, the State’s special revenue funds had a closing balance of $3.5 billion and the debt service funds had a closing balance of $285 million. The fund balance in the special revenue funds largely reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The largest fund balances have been dedicated to finance the operations and activities of SUNY campuses and hospitals ($838 million) and ongoing HCRA programs ($597 million). The remaining special revenue fund balances are held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the timing of bond sales.

2006-07 Fiscal Year

The State ended the 2006-07 fiscal year with a State Operating Funds cash balance of $6.9 billion. In addition to the $3.0 billion General Fund balance, the State’s special revenue funds had a closing balance of $3.7 billion and the debt service funds had a closing balance of $233 million. The fund balance in the special revenue funds largely reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The largest fund balances have been dedicated to finance ongoing HCRA programs ($706 million) and the operations and activities of SUNY campuses and hospitals ($685 million). The remaining special revenue fund balances are held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the timing of bond sales.

State Operating Funds receipts totaled $72.6 billion in 2006-07, an increase of $4.5 billion from the 2005-06 results. In addition to the growth in General Fund receipts described above, tax receipts to other State Operating funds also increased. Actual State Operating Funds disbursements totaled $73.5 billion in 2006-07, an increase of $7.2 billion from the 2005-06 results. School aid, Medicaid, STAR, and higher education were the main sources of annual program growth.

2005-06 Fiscal Year

State Operating Funds receipts totaled $68.1 billion in 2005-06, an increase of $7.5 billion from the 2004-05 results. The annual growth in General Fund receipts combined with growth in other State taxes and miscellaneous receipts, particularly the receipt of $2.7 billion in health care conversion proceeds in 2005-06, accounted for the annual change. Actual State Operating Funds disbursements totaled $66.3 billion, an increase of $5.2 billion from the 2004-05 results. The annual change in General Fund spending combined with growth in other State Operating Funds spending, particularly for HCRA and Medicaid, accounted for the annual change.

The State ended the 2005-06 fiscal year with a State Operating Funds cash balance of $7.3 billion. In addition to the $3.3 billion General Fund balance, the State’s special revenue funds had a closing balance of $3.8 billion and the debt service funds had a closing balance of $221 million. The fund balance in the special revenue funds largely reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The largest fund balances have been dedicated to finance ongoing HCRA programs ($1.6 billion) and the operations and activities of SUNY campuses ($339 million). The remaining special revenue fund balances are held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the timing of bond sales.

All Funds 2005-06 through 2007-08

The All Funds Financial Plan includes Federal aid received by the State and capital project funds, making it the broadest measure of the State budget. The All Funds Financial Plan records the operations of the four governmental fund types: the General Fund, Special Revenue Funds, Capital Project Funds, and Debt Service Funds.

Recent Trends

All Funds spending totaled $116.1 billion in 2007-08, $3.3 billion (2.9 percent) higher than in 2006-07. The State Operating Funds component of All Funds spending increased by $3.5 billion, as described above, was complemented by an increase in capital project disbursements of $572 million (10 percent), offset by a decline in the Federal operating funds component of All Funds spending $791 million (2.3 percent) from 2006-07 levels.

The annual increase in capital project disbursements supported economic development and investment in high-technology projects, Department of Transportation highway and bridge projects, Metropolitan Transportation Authority transit projects, environmental projects, and health care facilities. The most significant decline in Federal aid occurred in Medicaid where the State received $785 million less than in 2006-07, mainly due to lower payments made directly to public hospitals and savings attributable to the Medicare Part D prescription program.

2007-08 Fiscal Year (Unaudited Results)

The State ended the 2007-08 fiscal year with an All Funds cash balance of $6.5 billion. Along with the $6.6 billion State Operating Funds balance described above, Federal operating funds had a closing balance of $359 million, offset by a negative capital project funds closing balance of $434 million. The fund balance in the Federal operating funds partly reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund resulted from outstanding loans from the Short-Term Investment Pool (“STIP”) used to finance capital projects costs prior to the receipt of bond proceeds.

All Funds receipts for 2007-08 totaled $115.4 billion, an increase of $3.0 billion over 2006-07 results. Moderate growth in tax collections and miscellaneous receipts were partially offset by a decline in Federal grants. All Funds disbursements for 2007-08 totaled $116.1 billion, an increase of $3.3 billion over 2006-07 results. The annual change reflected growth in School Aid, school tax relief, transportation aid and other State programs.

2006-07 Fiscal Year

The State ended the 2006-07 fiscal year with an All Funds cash balance of $6.8 billion. Along with the $6.9 billion State Operating Funds balance described above, the Federal operating funds had a closing balance of $336 million, offset by a negative balance in the capital projects funds of $432 million. The fund balance in the Federal operating funds partly reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund resulted from outstanding loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

All Funds receipts for 2006-07 totaled $112.4 billion, an increase of $5.4 billion over 2005-06 results. Strong growth in tax collections and moderate growth in Federal grants were partially offset by a decline in miscellaneous receipts. All Funds disbursements for 2006-07 totaled $112.8 billion, an increase of $8.4 billion over 2005-06 results. The annual change reflected growth in Medicaid, School Aid, higher education, school tax relief and other State programs.

2005-06 Fiscal Year

The State ended the 2005-06 fiscal year with an All Funds cash balance of $7.1 billion. Along with the $7.3 billion State Operating Funds balance described above, the Federal operating funds had a closing balance of $447 million, offset by a negative balance in the capital projects funds of $604 million. The fund balance in the Federal operating funds partly reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund resulted from outstanding loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

All Funds receipts for 2005-06 totaled $107.0 billion, an increase of $6.3 billion over 2004-05 results. Strong growth in tax collections and moderate growth in miscellaneous receipts were partially offset by a decline in Federal grants. All Funds disbursements for 2005-06 totaled $104.3 billion, an increase of $3.7 billion over 2004-05 results. The annual change reflected growth in Medicaid, other public health programs, and school aid, partially offset by the decline in Federal pass-through aid for the World Trade Center.

AUTHORITIES AND LOCALITIES

For the purposes of this disclosure, public authorities refer to certain of the State’s public benefit corporations, created pursuant to State law. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations. As of December 31, 2006, 19 public authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $129 billion.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several other financing techniques for public authorities.

Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of the City of New York, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

The staffs of the New York State Financial Control Board, the Office of the State Deputy Comptroller for the City of New York, the City Comptroller and the Independent Budget Office issue periodic reports on the City’s financial plans.

Other Localities

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and 2008, the State Legislature authorized 17 bond issuances to finance local government operating deficits. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2008-09 fiscal year or thereafter.

To help resolve persistent fiscal difficulties in the City of Buffalo, the State enacted legislation in July 2003 that created the Buffalo Fiscal Stability Authority (“BFSA”). To address a deteriorating fiscal situation in Erie County, legislation was enacted in July 2005 that created the Erie County Fiscal Stability Authority (“ECFSA”). Under these statutes, Buffalo and Erie County are required to take annual budgetary actions necessary to address increasing percentages of their projected budget gaps and the BFSA as well as the ECFSA are authorized to finance remaining budget gaps through the issuance of deficit bonds and through restructuring or refinancing of outstanding debt. Buffalo is subject to fiscal oversight and control by the BFSA, and Erie County is subject to fiscal oversight and control by the ECFSA. The BFSA has issued, and the ECFSA is authorized to issue, bonds to eliminate budgetary deficits and to restructure or refinance outstanding debt. Sales tax revenues payable to Buffalo and the Buffalo City School District are pledged to support the outstanding bonds issued by the BFSA. Erie County’s sales tax revenues and certain statutorily defined State aid payments are authorized to be pledged as security to support any bonds that may be issued by ECFSA.

Under the BFSA Act, Buffalo has instituted a control period since 2003. In 2006, the ECFSA instituted a “control period” for the county after rejecting its fiscal 2007 budget and financial plan for fiscal years 2007 through 2010. During a control period, the applicable legislation grants to BFSA and ECFSA significant fiscal oversight authority over the financial operations of Buffalo and Erie County, respectively, including: the power to approve or reject contracts, labor settlements, and borrowings in excess of $50,000; to approve and reject budgets and four-year financial plans and, if necessary, formulate an acceptable budget for Buffalo or Erie County, as applicable, and to implement a wage or hiring freeze.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the Federal government may reduce (or in some cases eliminate) Federal funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. The State could also reduce funding of certain local programs, adding pressure on local governments to fund expenditures from their own resources.

Some State policymakers have expressed interest in implementing a property tax cap for local governments. Adoption of a property tax cap could affect the amount of property tax revenue available for local government purposes and could adversely affect their operations, particularly those that are heavily dependent on property tax revenue such as school districts. Ultimately, localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

DEBT AND OTHER FINANCING ACTIVITIES

State-related debt consists of State-supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. State-supported debt is a subset of State-related debt and includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. As of October 2008, total State-related debt equaled $52.5 million.

The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

2008-09 State Borrowing Plan

The Enacted Plan reflects the expectation that State Personal Income Tax Revenue Bonds will continue to be issued to finance certain new programs and programs previously authorized to be secured by service contract or lease-purchase payments.

The State’s 2008-09 borrowing plan projects new issuance of $457 million in general obligation bonds; $601 million in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation; $814 million in Mental Health Facilities Improvement Revenue Bonds issued by the Dormitory Authority of the State of New York (or DASNY) to finance capital projects at mental health facilities; $119 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; and $4.0 billion in State Personal Income Tax Revenue Bonds to finance various capital programs, as described below.

State Personal Income Tax Revenue Bond borrowings include issuances by: (i) DASNY for school construction (“EXCEL”), SUNY higher education facilities and community colleges, SUNY Dormitory Facilities, CUNY senior and community colleges, Higher Education Capital Matching Grants for private colleges, health care grants under the Health Care Efficiency and Affordability Law for New Yorkers (“Heal NY”) Capital Grant Program, cultural education storage facilities, Judicial Training Academies, library facilities, and for local public safety answering point equipment and technology upgrades associated with wireless E-911 service; and Mental Health facilities; (ii) the Thruway Authority for CHIPs and Dedicated Highway and Bridge; (iii) Urban Development Corporation (“UDC”) (doing business as the Empire State Development Corporation)

for correctional and youth facilities, sports facilities, State facilities and equipment acquisitions; New York Racing Authority, State Police and Division of Military and Naval Affairs facilities, Office of Technology facility, Office of General Services Capital and Agriculture and Markets; (iv) the New York State Environmental Facilities Corporation (“EFC”) for State Environmental Infrastructure Projects, including Water Pollution Control and Pipeline for Jobs (Jobs 2000), Hazardous Waste Remediation, and West Valley; and (v) the Housing Finance Agency (“HFA”) for housing programs. State Personal Income Tax Revenue Bonds for the 2008-09 fiscal year also include the Community Enhancement Facilities Assistance Program (“CEFAP”) for economic development purposes which may be issued by the Thruway Authority, DASNY, UDC and HFA; the Strategic Investment Program (“SIP”) for environmental, historic preservation, economic development, arts, and cultural purposes, which may be issued by DASNY, UDC and EFC; and Regional Economic Development Program, Higher Technology and Development Program, Economic Development Initiatives, and the Regional Economic Growth Program which includes EOF, Gen*NY*sis, CCAP, RESTORE, Multi-Modal Transportation Program and the Center of Excellence Program, which may be issued by DASNY and UDC; and Buffalo Inner Harbor, Roosevelt Island Operating Corporation, Sematech and 2008 Economic Development Initiatives.

The projections of State borrowings for the 2008-09 fiscal year are subject to change as market conditions, interest rates and other factors vary throughout the 2008-09 fiscal year.

Debt Reform Act

Chapter 59 of the Laws of 2000 enacted the Debt Reform Act, which is intended to improve the State’s borrowing practices; imposed statutory limitations which restricted the issuance of State-supported debt to capital purposes only; and established a maximum term of 30 years for such debt. The statute also imposed phased-in caps that ultimately limit the amount of new State-supported debt to 4 percent of State personal income and new State-supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to all new State-supported debt issued on and after April 1, 2000. The cap on debt outstanding is to be fully phased-in during 2010-11, while the cap on debt service costs is to be fully phased-in during 2013-14.

The Debt Reform Act requires that the limitations on the amount of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from issuing new State-supported debt until the next annual cap calculation is made and debt is found to be within the applicable limitations.

Pursuant to the provisions of the Debt Reform Act, as of May 12, 2008, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2007. On October 30, 2007, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2007 at 2.10 percent of personal income and debt service on such debt at 1.27 percent of total governmental receipts, compared to the caps of 2.98 percent for each. DOB has projected that debt outstanding and debt service costs for the 2008-09 fiscal year and the entire five-year forecast period through 2012-13 would also be within the statutory caps, although with declining debt capacity.

For the 2007-08 fiscal year, the cumulative debt outstanding and debt service caps on the issuance of State-supported debt were 3.32 percent each. From April 1, 2000 through March 31, 2008 the State issued new debt resulting in $21.0 billion of debt outstanding applicable to the debt reform cap. This is about $8.8 billion below the statutory debt outstanding limitation. In addition, the debt service costs on this new debt totaled $1.7 billion in 2007-08 or roughly $2.1 billion below the statutory debt service limitation.

2008 projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Act for the following three years. However, the State has entered into a period of significantly declining debt capacity. Based on the most recent personal income and debt outstanding forecasts, the State would exceed the debt outstanding cap in 2012-13 by over $800 million. In order to stay within the statutory limitations, the State expected to propose actions with the 2009-10 Executive Budget.

Interest Rate Exchange Agreements and Net Variable Rate Obligations

Chapter 81 of the Laws of 2002 authorized issuers of State-supported debt to issue a limited amount of variable rate debt instruments and to enter into a limited amount of interest rate exchange agreements. The 2007-08 Financial Plan increased the limit on debt instruments which result in a net variable rate exposure (e.g., both variable rate debt and interest rate exchange agreements) to no more than 20 percent of total outstanding State-supported debt, from 15 percent. It also limited interest rate exchange agreements to a total notional amount of no more than 20 percent of total outstanding State-supported debt, an increase from 15 percent. As of March 31, 2008, State-supported debt in the amount of $44.5 billion was outstanding, resulting in a variable rate exposure cap and an interest rate exchange agreement cap of about $8.9 billion each. As discussed below, as of March 31, 2008, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements were less than the authorized totals of 20 percent of total outstanding State-supported debt, and were projected to be below the caps for the entire forecast period through 2011-12.

Interest Rate Exchange Agreements

As of March 31, 2008, five issuers, DASNY, UDC, HFA, LGAC and the Thruway Authority, had entered into a notional amount of $5.86 billion of interest rate exchange agreements that were subject to the interest rate exchange agreement cap, or 13.2 percent of total debt outstanding.

The interest rate exchange agreements outstanding at March 31, 2008 involved nine different counterparties. All of the interest rate exchange agreements were part of refunding transactions that resulted in fixed rates (i.e., synthetic fixed rate interest rate exchange agreements) that ranged between 2.86 percent and 3.66 percent—rates that were significantly lower than the fixed bond rates at the time the refunding bonds were issued. In these transactions, the State issued variable rate bonds and entered into swaps in which it received a variable rate payment expected to approximate the costs of the variable rate bonds, and paid a fixed rate. As of March 31, 2008, the net mark-to-market value of all the outstanding swaps (the aggregate termination amount) was approximately $312 million—the total amount the State would pay to the counterparties for the collective authorized issuers should all the swaps be terminated. The mark-to-market value of the outstanding interest rate exchange agreements fluctuates with interest rates and other market conditions. Generally, as interest rates rise from levels that existed in March 2008, it is expected that the State would owe lower termination payments or counterparties would potentially owe the State. The State has indicated that it plans to continue to monitor and manage counterparty risk on a monthly basis.

The State has also entered into approximately $861 million in swaps to create synthetic variable rate exposure, including $168 million of synthetic variable rate obligations and $693 million of forward starting synthetic variable rate obligations. In these transactions, the State issued fixed rate bonds and entered into swaps in which it receives a fixed rate comparable to the rate it pays on the bonds, and pays the Bond Market Association (BMA) variable rate, resulting in the State paying net variable rates. The net variable rate costs the State incurred with the synthetic variable rate bonds are lower than the net costs of issuing traditional variable rate bonds because they do not require additional support costs (liquidity, insurance, broker-dealer fees, and remarketing fees). Thus, this approach can be a less costly way to achieve additional variable rate exposure. The synthetic variable rate debt also provides the benefit of reducing the State’s counterparty exposure under the synthetic fixed rate bonds discussed above (as determined by an independent financial advisor) and, since entered into prior to April 1, 2008, are considered “excluded agreements” under the legislation, and not counted under the swaps cap. As of March 31, 2008, the net mark-to-market value of the State’s synthetic variable rate swaps was $20 million, the total amount the State would receive from the collective authorized issuers should all swaps be terminated. The synthetic variable rate does, however, count towards the variable rate debt instruments cap.

The interest rate exchange agreements authorized by the legislation are subject to various statutory restrictions, including minimum counterparty ratings that are in at least the two highest investment grade categories from a national rating agency, monthly reporting requirements, the adoption of guidelines by the governing boards of the Authorized Issuers, collateral requirements, an independent finding that swaps reflect a fair market value, and the use of standardized International Swaps and Derivatives Association (“ISDA”) documents. All of the payments made to counterparties on outstanding State-supported interest rate exchange agreements described above are subordinated to bondholder debt service payments, and the State expects that all such payments on any interest rate exchange agreements the Authorized Issuers may enter into in the future will be similarly subordinated to bondholder debt service payments.

Net Variable Rate Obligations

As of March 31, 2008, the State had about $1.8 billion of outstanding variable rate debt instruments that are subject to the net variable rate exposure cap or 4.1 percent of total debt outstanding. That amount includes $1.6 billion of unhedged variable rate obligations and $168 million of synthetic variable rate obligations described above (see “Interest Rate Exchange Agreements”).

As of May 12, 2008, the State’s policy was to count 35 percent of the notional amount of outstanding 65 percent of LIBOR fixed rate swaps in its variable rate exposure. This policy reserve accounts for the potential that tax policy or market conditions could result in significant differences between payments owed on the underlying variable rate bonds and the amount received by the State under their 65 percent of LIBOR swaps, and that the factors affecting such payments can be consistent with variable rate exposure. Variable rate bonds that are related to swaps pursuant to which the State pays a fixed rate of interest are excluded from the calculation of variable rate debt instruments outstanding.

In addition to the variable rate obligations described above, as of May 12, 2008, the State had $3.1 billion of fixed rate obligations that may convert to variable rate obligations in the future. This includes $2.4 billion in State-supported convertible rate bonds that were outstanding as of May 12, 2008. These bonds bear a fixed rate until future mandatory tender dates in 2009, 2011, 2012 and 2013 at which time they can convert to either a fixed or variable rate. Similar to these convertible bonds, the $693 million in forward starting synthetic variable rate obligations described above result in the State paying a fixed rate through 2014, and a variable rate between 2014 and 2030. Legislation enacted in 2005 amended the State Finance Law to clarify that convertible bonds, synthetic variable obligations and similar obligations that were issued on or before July 1, 2005 and which result in the State paying a fixed rate in a fiscal year would not count under the variable rate cap until the 2008-09 fiscal year in which the State may pay a variable rate.

LITIGATION

General

The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. As explained below, these proceedings could adversely affect the State’s finances in the 2008-09 fiscal year or thereafter.

For the purpose of the matters described below, the State defines “material and adverse developments” as rulings or decisions on or directly affecting the merits of a proceeding that have a significant adverse impact upon the State’s ultimate legal position, and reversals of rulings or decisions on or directly affecting the merits of a proceeding in a significant manner, whether in favor of or adverse to the State’s ultimate legal position. The State has indicated that it intends to discontinue disclosure with respect to any individual case after a final determination on the merits or upon a determination by the State that the case does not meet the materiality threshold described above.

As of January 2009, except as described below, there is no material litigation involving the State’s constitutional or statutory authority to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects the State’s power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

The State is party to other claims and litigation, which either its legal counsel has advised that it is not probable that the State will suffer adverse court decisions or which the State has determined do not meet the materiality threshold described in the first paragraph of this section. Although the amounts of potential losses, if any, resulting from this litigation are not presently determinable, it is the State’s opinion that its ultimate liability in any of these cases is not expected to have a material and adverse effect on the State’s financial position in the 2008-09 fiscal year or thereafter.

Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2008-09 Financial Plan. The State believes that the 2008-09 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2008-09 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2008-09 Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2008-09 Financial Plan.

Real Property Claims

In Oneida Indian Nation of New York v. State of New York, 74-CV-187 (NDNY), the alleged successors-in-interest to the historic Oneida Indian Nation seek a declaration that they hold a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place beginning in 1795 and ending in 1846, and ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. This case remained dormant while the Oneidas pursued an earlier action which sought limited relief relating to a single 1795 transaction and the parties engaged in intermittent, but unsuccessful, efforts to reach a settlement. In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant, and to certify a class made up of all individuals who purport to hold title within the affected 250,000 acre area. On September 25, 2000, the District Court granted the motion to amend the complaint to the extent that it sought to add the State as a defendant and to assert money damages with respect to the 250,000 acres and denied the motion to certify a class of individual landowners and to seek the remedy of ejectment.

In a decision dated March 29, 2002, the District Court granted, in part, plaintiffs’ motion to strike the State’s defenses and counterclaims. The District Court also denied the State’s motion to dismiss for failure to join indispensable parties.

Further efforts at settlement of this action failed to reach a successful outcome. While such discussions were underway, two significant decisions were rendered by the Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian

Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 126 S.Ct. 2021, 2022 (2006). Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims. These decisions prompted the District Court to reassess its 2002 decision, which in part had struck such defenses, and to permit the filing of a motion for summary judgment predicated on the Sherrill and Cayuga holdings. On August 11, 2006, the defendants moved for summary judgment dismissing the action, based on the defenses of laches, acquiescence, and impossibility. By order dated May 21, 2007, the District Court dismissed plaintiffs’ claims to the extent that they asserted a possessory interest, but permitted plaintiffs to pursue a claim seeking the difference between the amount paid and the fair market value of the lands at the time of the transaction. The District Court certified the May 21, 2007 order for interlocutory appeal and, on July 13, 2007, the Second Circuit granted motions by both sides seeking leave to pursue interlocutory appeals of that order. The cross-appeals have been fully briefed, and oral argument before the Second Circuit was conducted on June 3, 2008. As of January 2009, the case awaited decision by the Second Circuit.

Other Indian land claims include Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., and The Onondaga Nation v. The State of New York, et al. both in the United States District Court for the Northern District of New York.

In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants’ answers. By decision dated October 20, 2003, the District Court denied the State’s motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On February 10, 2006, after renewed efforts at settlement failed to resolve this action, and recognizing the potential significance of the Sherrill and Cayuga appeals, the District Court stayed all further proceedings in this case until 45 days after the United States Supreme Court issued a final decision in the Cayuga Indian Nation of New York case. On November 6, 2006, after certiorari was denied in Cayuga, the defendants moved for judgment on the pleadings. Although the motion is fully briefed and awaiting decision, on April 16, 2008, the District Court issued an order staying the case until a decision is rendered with respect to the pending appeal in the Oneida case.

In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or “Six Nations Iroquois Confederacy,” and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The “aboriginal territory” described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On August 15, 2006, based on Sherrill and Cayuga, the defendants moved for an order dismissing this action, based on laches. The motion is fully briefed and awaiting decision.

Cayuga Indian Nation of New York, et al. v Pataki, et al., USDC, NDNY, 80-CV-930 (McCurn, DJ) (2d Cir. [02-6111]) involved approximately 64,000 acres in Seneca and Cayuga Counties surrounding the northern portion of Cayuga Lake that the historic Cayuga Nation sold to the State in 1795 and 1807 in alleged violation of the Nonintercourse Act (“NIA”) (first enacted in 1790 and now codified at 25 U.S.C. § 177) because the transactions were not held under federal supervision, and were not formally ratified by the United States Senate and proclaimed by the President. After 2 lengthy trials, in 2001 the District Court denied ejectment as a remedy, and rendered a judgment against the State for damages and prejudgment interest in the net amount of $250 million. The State appealed. The tribal plaintiffs (but not the U.S.) cross-appealed, seeking ejectment of all of the present day occupants of the land in the 64,000 acre claim area and approximately $1.5 billion in additional prejudgment interest.

On June 28, 2005, the Second Circuit reversed and entered judgment dismissing the Cayuga action, based upon the intervening Supreme Court decision in Oneida Indian Nation v. City of Sherrill, 544 U.S. 197 (2005) which held (in the context of a property tax dispute involving a parcel that the tribe had purchased in fee within the Oneida claim area) that disruptive claims of Indian sovereignty could be barred by equitable defenses, including laches, acquiescence and impossibility. Cayuga Indian Nation v. Pataki, 413 F.3d 266 (2d Cir. 2005). The Second Circuit concluded that the same equitable considerations that the Supreme Court relied on in City of Sherrill applied to the Cayugas’ possessory claim and required dismissal of the entire lawsuit, including plaintiffs’ claim for money damages and their claim for ejectment. The Court also held that the United States’ complaint-in-intervention was barred by laches. The Supreme Court denied certiorari in Cayuga on May 15, 2006. 126 S. Ct. 2021, 2022.

This case was closed but became active when the Cayuga plaintiffs filed a FRCP 60(b)(6) motion to have the judgment vacated. Along with this motion a letter was sent to Judge McCurn’s chamber seeking a stay of the 60 (b)(6) motion until after the Second Circuit decides the appeal in the Oneida Land Claim case. The motion is premised on Judge Kahn’s ruling in Oneida, discussed above, that in spite of the Second Circuit decision in Cayuga, the tribe may proceed to prove a non-possessory claim for unjust compensation against the State defendant. By stipulation of the parties, so-ordered by Judge McCurn, further briefing on the Cayugas’ motion for relief from judgment has been suspended, pending the outcome of the Oneida appeal that was argued on June 3, 2008.

Tobacco Master Settlement Agreement

In Freedom Holdings Inc. et al. v. Spitzer et ano., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco Master Settlement Agreement that New York and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States Constitution; (2) the establishment of an “output cartel” in conflict with the Sherman Act; and (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants’ motion to dismiss the complaint for failure to state a cause of action. Plaintiffs appealed from this dismissal. In an opinion dated January 6, 2004, the United States Court of Appeals for the Second Circuit (1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds. On September 14, 2004, the District Court denied all aspects of plaintiffs’ motion for a preliminary injunction, except that portion of the motion relating to the ability of tobacco manufacturers to obtain the release of certain funds from escrow. Plaintiffs have appealed from the denial of the remainder of the motion to the United States Court of Appeals for the Second Circuit. In May 2005, the Second Circuit affirmed the denial of the preliminary injunction. In December 2006, the motions and cross-motions of the parties for summary judgment were fully submitted to the District Court. By order dated July 7, 2008, the District Court requested updated statistical information and other information needed to resolve certain material questions. Following an evidentiary hearing, by a December 15, 2008 order summarizing a preliminary decision, the District Court dismissed all of plaintiff’s claims.

Representative Payees

In Weaver v. State of New York, filed in the New York State Court of Claims on July 17, 2008, the claimant alleges that executive directors of Office of Mental Health facilities, acting as representative payees under the Federal Social Security Act, have improperly received benefits due to patients and former patients and improperly applied those benefits to defray the cost of patient care and maintenance. The named claimant seeks benefits on her own behalf as well as certification of a class of claimants.

On September 26, 2008, the State moved to dismiss the claim on the grounds that (i) the claimant failed to file a motion to certify the class in a timely manner and (ii) the claimant’s failure to identify the time and place in which each claim arose violates the provisions of Court of Claims Act §11(b). The claimant has opposed the motion and cross-moved, seeking certification of the class, pre-certification discovery, and partial summary judgment. As of January 2009, the State’s reply was due on February 9, 2009.

*    *    *    *    *

RATING AGENCIES’ ACTIONS

Standard & Poor’s, Moody’s and Fitch rated the State’s general obligation bonds AA, Aa3 and AA-, respectively, as of March 16, 2009. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency. Any such downward revision or withdrawal of a rating could have adverse effects on the market price of the State’s municipal obligations.

ADDITIONAL CONSIDERATIONS

New York municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX D

ADDITIONAL INFORMATION CONCERNING PUERTO RICO MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in Puerto Rico municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth of Puerto Rico (“Puerto Rico” or the “Commonwealth”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to offerings of Puerto Rico issuers. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy or timeliness of this information, and such information is included herein without the express authority of any Puerto Rico issuer.

OVERVIEW

Puerto Rico is located approximately 1,600 miles southeast of New York City. According to the United States Census Bureau, its population was 3,927,776 as of July 1, 2006. Puerto Rico’s political status is that of a commonwealth. The United States and the Commonwealth share a common defense, market and currency. The Commonwealth exercises virtually the same control over its internal affairs as do the fifty states. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives but no vote. Most federal taxes, except those such as Social Security taxes, which are imposed by mutual consent, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. The official languages of Puerto Rico are Spanish and English.

The Constitution of Puerto Rico limits the amount of general obligation debt that the Commonwealth can issue or guarantee. The Commonwealth’s policy has been and continues to be to maintain the level of such debt within a prudent range below the constitutional limitation.

ECONOMY

General

The Commonwealth has established policies and programs directed principally at developing the manufacturing and services sectors of the economy and expanding and modernizing the Commonwealth’s infrastructure. Domestic and foreign investments have been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations, and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the population.

Puerto Rico has enjoyed more than two decades of almost continuous economic expansion. Virtually every sector of the economy has participated in this expansion, and record levels of employment have been achieved. Factors contributing to this expansion include government-sponsored economic development programs, increases in the level of federal transfer payments, and the relatively low cost of borrowing. In some years, these factors were aided by a significant rise in construction investment driven by infrastructure projects, private investment, primarily in housing, and relatively low oil prices. In the three fiscal years after the previous recession, during fiscal year 2002, the economy expanded at a moderate annual rate of 2.2%. During fiscal year 2006, real gross national product increased only 0.7% and more recently, several key economic figures have begun to indicate a contraction of economic activity. For fiscal year 2007, the Planning Board’s March 2007 projection forecasted a real gross national product decline of 1.4% followed by slight real growth of 0.8% for fiscal year 2008.

Personal income, both aggregate and per capita, has increased consistently each fiscal year from 1985 to 2006. In fiscal year 2006, aggregate personal income was $50.9 billion ($44.0 billion in 2000 prices) and personal income per capita was $12,997 ($11,218 in 2000 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which amount to around $15 billion annually and include transfers to local government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto Rico than in any state of the United States. Contrary to the popular perception that a significant amount of federal transfers to individuals constitutes grants, 80% of the transfer payments to individuals in fiscal year 2006 ($8.0 billion), represented entitlements for previously performed services or resulting from contributions to programs such as Social Security, Veterans’ Benefits, Medicare, and U.S. Civil Service retirement pensions. Grants represent the remainder of the federal transfers to individuals, mostly concentrated in the Nutritional Assistance Program (Food Stamps) and Pell Grant (higher education) Scholarships.

Total average annual employment (as measured by the Department of Labor and Human Resources Household Employment Survey (the “Household Survey”)) has also increased. From fiscal year 2003 to fiscal year 2007, annual employment increased 6.3% to 1,262,900.

The dominant sectors of the Puerto Rico economy in terms of production and income are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The dominant sectors of the Puerto Rico economy in terms of production and income are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy, as most of the external factors that affect the Puerto Rico economy (other than the price of oil) are determined by the policies and performance of the economy of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. During fiscal year 2006 (from July 1, 2005 to June 30, 2006), approximately 83% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 51% of Puerto Rico’s imports. Consequently, the recession in the United States in 2001 and the subsequent recovery were also reflected in the Puerto Rico economy, although to a lesser degree.

Forecast for Fiscal Year 2007

The Puerto Rico Planning Board’s (the “Planning Board”) real gross national product forecast for fiscal year 2007, which was released in March 2007, projected a decline of 1.4%, or 2.0% in then-current dollars. Personal income was also expected to decline by 1.2%, or 3.1% in then-current dollars. As of March 2007, the Planning Board expected real growth to return in fiscal year 2008, albeit at only 0.8%, or 5.1% in then-current dollars. As of July 2007, the major factors affecting the economy included, among others, the relatively high oil prices, the slowdown of the U.S. economic activity and the continuing economic uncertainty generated by the Commonwealth’s fiscal crisis, and the effects on economic activity of the implementation of the new sales tax. The Planning Board expects that consumers will take a while to adjust their behavior to this new system.

According to the Department of Labor and Human Resources Household Employment Survey (the “Household Survey”), total employment for fiscal year 2007 averaged 1,262,900, an increase of 0.8% compared to 1,253,400 for fiscal year 2006. The unemployment rate for fiscal year 2007 was 10.4%, a decrease from 11.7% for fiscal year 2006.

Fiscal Year 2006

The Planning Board’s preliminary reports on the performance of the Puerto Rico economy for fiscal year 2006 indicate that real gross national product increased 0.7% (5.8% in then-current dollars) over fiscal year 2005. Nominal gross national product was $56.7 billion in fiscal year 2006 ($45.1 billion in 2000 prices), compared to $53.6 billion in fiscal year 2005 ($44.8 billion in 2000 prices). Aggregate personal income increased from $48.3 billion in fiscal year 2005 ($43.6 billion in 2000 prices) to $50.9 billion in fiscal year 2006 ($44.0 billion in 2000 prices), and personal income per capita increased from $12,365 in fiscal year 2005 ($11,179 in 2000 prices), to $12,997 in fiscal year 2006 ($11,218 in 2000 prices).

According to the Household Survey, total employment for fiscal year 2006 averaged 1,253,400, an increase of 1.3% compared to 1,237,600 for fiscal year 2005. The driving force behind total employment is self-employment. The unemployment rate for fiscal year 2006 was 11.7%, an increase from 10.6% for fiscal year 2005, due to the partial government shutdown in May 2006 that resulted in the two week furlough of many government employees. As in the past, the economy of Puerto Rico followed the general performance and trends of the United States economy, although at a lower rate of growth.

Among the variables contributing to the Planning Board’s downward revision in the forecast were the effect of persistent high levels of oil prices, the upward trend in short-term interest rates, the depreciation of the dollar (which affects the value of imports from foreign countries, accounting for approximately 50% of total imports to Puerto Rico), and the deceleration of public investment due to the Commonwealth’s budget deficit (which served, together with other factors, to reduce activity in construction and other sectors). The persistent high level of the price of oil and its derivatives (such as gasoline) has served to reduce the income available for other purchases and, thereby, negatively affected domestic demand. Due to the Commonwealth’s dependence on oil for power generation and gasoline, in spite of its recent improvements in power production diversification, the high level of oil prices is expected to account for an increased outflow of approximately $2 billion in fiscal year 2006. The upward trend in short-term interest rates has also directly affected construction activity, which has been a major contributor to economic growth in recent years, and accentuated the fiscal difficulties of the Commonwealth’s government with respect to the fiscal year 2006 budget deficit.

Fiscal Year 2005

The Planning Board’s reports of the performance of the Puerto Rico economy during fiscal year 2005 indicate that the economy (as registered by real gross national product) grew by 1.9%. Nominal gross national product was $53.6 billion in fiscal year 2005 ($44.8 billion in 2000 prices), compared to $50.7 billion in fiscal year 2004 ($44.0 billion in 2000 prices). This represents an increase in nominal gross national product of 5.7%. Aggregate personal income increased from $45.6 billion in fiscal year 2004 ($42.5 billion in 2000 prices) to $48.3 billion in fiscal year 2005 ($43.6 billion in 2000 prices), and personal income per capita increased from $11,724 in fiscal year 2004 ($10,936 in 2000 prices), to $12,365 in fiscal year 2005 ($11,179 in 2000 prices).

According to the Household Survey, total employment for fiscal year 2005 averaged 1,237,600, an increase of 2.7% compared to 1,205,600 for fiscal year 2004. The unemployment rate for fiscal year 2005 was 10.6%, a decrease from 11.4% for fiscal year 2004.

Economic Development Program

The Commonwealth’s economic development program is now focused on initiatives aimed at producing more diversified and sustainable economic development. The six principal elements of these initiatives, as expressed in the Governor’s Economic Development and Government Transformation Plan for Puerto Rico, are the following: (i) developing world-class infrastructure, while encouraging private investment with innovative financial models and agile, effective evaluation processes; (ii) accelerating Puerto Rico’s entry into the knowledge economy by creating a center of excellence in biotechnology, engineering and computing; (iii) promoting local enterprise and supporting local businesses by providing innovative financing alternatives and access to domestic and foreign markets; (iv) transforming the tourist industry into a vehicle for Puerto Rico’s economic development; (v) diversifying energy-generating sources to reduce dependence on petroleum by half; and (vi) transforming Puerto Rico’s government, without the need for layoffs or privatization, through effective agency consolidation and decentralization functions to offer first-class services to all citizens in a sensible, effective and agile manner and to contribute to Puerto Rico’s socio-economic development.

Puerto Rico Tax Incentives

One of the benefits enjoyed by the Commonwealth is that corporations operating in Puerto Rico (other than corporations organized in the United States with a local branch) and individuals residing in Puerto Rico generally are not subject to federal income taxes on income derived in Puerto Rico. This enables the Commonwealth to utilize local tax legislation as a tool for stimulating economic development.

In this regard, the Commonwealth enacted legislation extending certain benefits of its most recent tax incentives law, Act No. 135 of December 2, 1997, as amended (the “1998 Tax Incentives Act”), to all eligible businesses operating under previous tax incentives laws. These benefits include a 200% deduction for research and development expenses and worker training expenses, the ability to deduct as a current expense investments in machinery and equipment, and the ability to claim a tax credit equal to 25% of the purchase price of a product manufactured in the Commonwealth (in excess of a base amount) or 35% of the purchase price of a locally-manufactured, recycled product.

The tax incentives under the 1998 Tax Incentives Act were available until December 31, 2007 (although tax incentive concessions granted thereunder will continue to be in effect until their respective dates of expiration). As of July 2007, the Puerto Rico Legislature was considering whether to amend, replace or extend the effectiveness of the 1998 Tax Incentives Act.

Reduction of the Costs of Doing Business

The Commonwealth believes that to make Puerto Rico more competitive and foster investment it needs to reduce the cost of doing business in Puerto Rico. In order to accomplish this, the Commonwealth proposes to (i) promote the creation of more cogeneration power plants to diversify energy fuel sources and reduce oil imports for electric power generation; (ii) streamline the permitting process to accelerate and reduce the cost of investment in Puerto Rico; and (iii) create a multi-agency task force to expedite critical projects. The Commonwealth has also implemented additional initiatives to restructure certain government agencies in order to improve the services offered by these agencies and provide such services in a more efficient manner.

Federal Tax Incentives

In connection with the phase-out of Sections 30A and 936 of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), the United States Senate requested the Joint Commission on Taxation (“JCT”) and the United States Government Accountability Office (“GAO”) to study the economic impact of this phase-out and present recommendations on alternative tax incentives for U.S.-based companies operating in Puerto Rico. In anticipation of the final phase-out of Sections 30A and 936 of the U.S. Code, most U.S.-based companies operating under Sections 30A and 936 of the U.S. Code have converted from United States corporations to Controlled Foreign Corporations (“CFCs”), thus lessening the impact of the phase-out of those sections on their operations.

In May 2006, the GAO published its study titled “Fiscal Relations with the Federal Government and Economic Trends during the phase-out of the Possessions Tax Credit.” The GAO study found that Puerto Rico’s per capita gross domestic product and gross national product were significantly lower compared to United States averages, and the absolute gap between the per capita gross national product of Puerto Rico residents and that of United States residents has increased. The GAO study further found that, although the value-added by United States companies claiming the possessions tax credit decreased by about two-thirds during the period 1993-2003, much of the decline was offset by growth in other corporations, such as pharmaceuticals. Finally, the GAO study determined that although residents of Puerto Rico pay considerably less total tax per capita than residents of the United States, they pay approximately the same percentage of their personal income in taxes. The GAO study, which is informative in nature, is intended to help the United States Congress decide which economic development initiatives will best suit Puerto Rico’s current situation.

In June 2006, the JCT published its pamphlet titled “An Overview of the Special Tax Rules related to Puerto Rico and an Analysis of the Tax and Economic Policy Implications of Recent Legislative Options” (the “JCT Report”). The JCT Report provides an overview of the tax and non-tax rules applicable to United States possessions, the special tax rules applicable to Puerto Rico and an economic analysis of such special tax rules. The JCT Report also presents certain legislative options and specific proposals that have been advocated by various parties in order to stimulate economic growth in Puerto Rico. Although these legislative options and specific proposals are not recommendations, the JCT Report does state that federal and Commonwealth tax policy must be coordinated in order to design and implement new tax proposals aimed at enhancing development in Puerto Rico by targeting problems unique to Puerto Rico, instead of problems common to the United States and Puerto Rico, which proposals are likely to induce business to relocate from the United States to Puerto Rico.

As of July 2007, the United States Congress had recently approved legislation that extends to production activities that take place in Puerto Rico the benefit of section 199 of the U.S. Code, which provides a nine percent reduction in the federal income tax rate, phased-in over five years (from 35% to 31.85% after 2009). This extension applies to activities occurring on the island of branches of U.S. corporations that are not CFCs. The Commonwealth is also seeking the extension of additional sections of the U.S. Code that provide a dividends received deduction for a percentage of profits generated in Puerto Rico by CFCs, as well as deductions that would encourage investments in research and development activities.

Employment and Unemployment

The number of persons employed in Puerto Rico during fiscal year 2007 averaged 1,262,900, a 0.8% increase from 1,253,400 in fiscal year 2006. Unemployment, although at relatively low historical levels, is about twice the United States average. The average unemployment rate decreased from 11.7% in fiscal year 2006 to 10.4% in fiscal year 2007. The number of self-employed individuals represents around 17% of civilian employment in Puerto Rico, more than double the level in the United States.

Economic Performance by Sector

From fiscal year 2002 to fiscal year 2006, the manufacturing and services sectors generated the largest portion of gross domestic product. The three sectors of the economy that provide the most employment are manufacturing, services and government.

Manufacturing

Manufacturing is the largest sector of the Puerto Rico economy in terms of gross domestic product. The Planning Board estimates that in fiscal year 2006 manufacturing generated $36.6 billion, or 42.3%, of gross domestic product. During fiscal year 2007, payroll employment for the manufacturing sector was 105,808, a decrease of 6.2% compared with fiscal year 2006, with most of the job losses occurring in labor-intensive industries. Most of the island’s manufacturing output is shipped to the United States mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. The United States minimum wage laws are applicable in Puerto Rico. As of June 2007, the average hourly manufacturing wage rate in Puerto Rico was 68.1% of the average mainland United States rate.

Total employment in the manufacturing sector decreased by 12,947 from fiscal year 2003 to fiscal year 2007. Manufacturing employment had been declining during the past decade, but the decline accelerated during fiscal years 2002 and 2003, falling 10.6% and 4.8%, respectively. After that, manufacturing employment seemed to stabilize around 118,000 jobs, but the deceleration reappeared in fiscal year 2006 with the sector experiencing another significant drop of 3.8%. For fiscal year 2007 the manufacturing employment decline accelerated further to -6.2%. Between July 2006 and July 2007, the economy lost around 7,050 jobs in the manufacturing sector. There are several reasons which explain this sector’s job shrinkage: the end of the phase-out of Section 936 of the U.S. Code, which had provided federal tax incentives to corporations operating in Puerto Rico; the net loss of patents on certain pharmaceutical products; the escalation of manufacturing production costs (particularly labor and electricity); and the increased use of job outsourcing. Puerto Rico’s manufacturing sector is facing increased international competition, and new ideas and initiatives are believed to be necessary to improve this sector.

Services

Puerto Rico has experienced significant growth in the services sector, which includes finance, insurance, real estate, wholesale and retail trade, tourism and other services, in terms of both income and employment over the past decade, showing a favorable trend as compared with certain other industrialized economies. During the period between fiscal years 2002 and 2006, the gross domestic product in this sector, in nominal terms, increased at an average annual rate of 4.5%, while payroll employment in this sector increased at an average annual rate of 2.5%. In the Puerto Rico labor market, self-employment, which is not accounted for in the Payroll Survey, represents approximately 17% of total employment according to the Household Survey. Most of the self-employment is concentrated in the service and construction sectors. For example, in fiscal year 2006, the number of self-employed individuals was 182,914, out of which 46.8% were in the services sector and 15.1% were in the construction sector. The development of the services sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing, construction and agriculture. The services sector in Puerto Rico has a diversified base.

According to the Establishment Survey, for the first six months of fiscal year 2007 the net employment gain for this sector was 2,200 jobs, compared to the same period in the previous year. Service, finance, insurance and real estate employment added 6,800 jobs, while trade lost 4,600 jobs, for a net growth rate of 1%. The high degree of knowledge, skill and expertise in professional and technical services available in Puerto Rico places the island in a favorable competitive position with respect to Latin America and other trading countries throughout the world.

The services sector ranks second to manufacturing in its contribution to gross domestic product, and it is the sector with the greatest employment. In fiscal year 2006, services generated $33.6 billion of gross domestic product, or 38.9% of the total. Services employment grew from 523,691 in fiscal year 2003 to 562,949 in fiscal year 2007 (representing 54.5% of total non-farm payroll employment). This represents a cumulative increase of 7.5% during such period. Wholesale and retail trade, finance, insurance and real estate experienced significant growth in fiscal years 2002 to 2006, as measured by gross domestic product. From fiscal year 2002 to 2006, gross domestic product increased in wholesale and retail trade from $8.6 billion to $10.7 billion, and in finance, insurance and real estate from $11.2 billion to $14.7 billion. There are sixteen commercial banks and trust companies operating in Puerto Rico as of July 2007. Total assets of these institutions as of March 31, 2007 were $119.6 billion. As of March 31, 2007, there were approximately thirty-five international banking entities operating in Puerto Rico licensed to conduct offshore banking transactions with total assets of $78.5 billion.

Hotels and Related Services—Tourism

During fiscal year 2006, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists staying in more than one hotel during their visit, was 1,913,400, an increase of 3.4% over the number of persons registered during the same period in fiscal year 2005. The number of non-resident tourists registered in tourist hotels during fiscal year 2006 increased 4.6% compared to fiscal year 2005. Hotel rooms available during fiscal year 2006 increased 3.9% compared to fiscal year 2005. The average number of rooms rented in tourist hotels increased 3.9% during fiscal year 2006 compared to fiscal year 2005. The average occupancy rate in tourist hotels during fiscal years 2005 and 2006 was 70.8%.

During the first nine months of fiscal year 2007, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists staying in more than one hotel during their visit, was 1,331,700, a decrease of 6.6% over the number of persons registered during the same period in fiscal year 2006. The average occupancy rate in tourist hotels during the first nine months of fiscal year 2007 was 70.9%, compared to 70.1% during the same period in fiscal year 2006. The average number of rooms rented in tourist hotels decreased 6.0% during the first nine months of fiscal year 2007 compared with the same period during fiscal year 2006. The average number of rooms available in tourist hotels decreased 7.2% during the first nine months of fiscal year 2007 compared to the same period in fiscal year 2006 as the completion of regular maintenance and rehabilitation of rooms (that normally results in a certain number of rooms being unavailable at any time) was taking longer to complete than in prior years.

San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest homeports for cruise ships in the world.

The Commonwealth, through the Convention Center District Authority, has completed the development of the largest convention center in the Caribbean, and the centerpiece of a 100-acre, private development, to include hotels, restaurants, cinemas, office space and housing. The convention center district is being developed at a total cost of $1.3 billion in an effort to improve Puerto Rico’s competitive position in the convention and group travel segments. The convention center opened on November 17, 2005.

Government

The government sector of Puerto Rico plays an important role in the economy. In fiscal year 2006, the government accounted for $8.4 billion of Puerto Rico’s gross domestic product, or 9.7% of the total. The government is also a significant employer, providing jobs for 297,450 workers, or 28.8% of total non-farm payroll employment in fiscal year 2006. This total includes municipal employees. As of March 31, 2007, central government employment had been reduced by approximately 13,700 positions since September 2004.

On February 25, 1998, legislation was enacted permitting the unionization of employees of the central government (excluding municipal employees). Under this law, government employees are given collective bargaining rights subject to a number of limitations. Among those limitations are: employees are prohibited from striking; salary increases are contingent on the availability of budgeted revenues; employees cannot be required to become union members and pay union dues; and collective bargaining negotiations cannot occur in an election year. During fiscal year 2006, the Commonwealth and its instrumentalities began to negotiate the economic and non-economic terms of at least forty collective bargaining agreements. The results of these negotiations could have a material impact on the General Fund.

Transportation

Thirty-four shipping lines offer regular ocean freight service to eighty United States and foreign ports. San Juan is the island’s leading seaport, but there are also seaport facilities at other locations in Puerto Rico including Arecibo, Culebra, Fajardo, Guayama, Guayanilla, Mayagüez, Ponce, Vieques, and Yabucoa.

As of July 2007, Luis Muñoz Marín International Airport is served by 25 United States and international airlines. As of July 2007, there is daily direct service between San Juan and Atlanta, Boston, Chicago, Dallas, Miami, New York, Philadelphia, and numerous other destinations within the United States. There is also regularly scheduled service between Aguadilla and Ponce and New York and between Puerto Rico and other Caribbean islands and certain Latin American and European cities. A major United States airline uses San Juan as a hub for its intra-Caribbean airline service. Several smaller airports serve intra-island traffic.

The island’s major cities are connected by a modern highway system, which, as of December 31, 2006, totaled approximately 4,621 miles. The highway system comprises 391 miles of primary system highways, which are the more important interregional traffic routes and include PR-52, PR-22, PR-53 and PR-20 toll highways, 230 miles of primary urban system highways, 959 miles of secondary system highways serving the needs of intra-regional traffic and 3,041 miles of tertiary highways and roads serving local, intra-regional traffic.

The first phase of a new mass transit system, known as Tren Urbano, has been completed. Tren Urbano serves a portion of metropolitan San Juan and is expected eventually to serve the municipalities of Carolina and Caguas as well. As of July 2007 it has ridership of about 33,000 per day.

The Port of the Americas Authority (“PAA”) is responsible for the development and operation of the Port of the Americas, a deep draft port on the south coast of Puerto Rico. The first phase of the Port of the Americas was completed in fiscal year 2004. This initial phase included the improvement of piers 4, 5 and 6 of the Port and the acquisition of heavy equipment at a cost of $40 million. During calendar year 2005, the PAA began the second phase of the Port, which phase was expected, as of July 1, 2007, to be completed by the end of calendar year 2007. Completion of this second phase will provide capacity to handle up to 250,000 Twenty-Foot Equivalent Units (“TEU”). This second phase includes (i) dredging the entrance channel and adjacent areas of the Port to a depth of 50 feet; (ii) reconstructing the container terminals; (iii) commencing certain required environmental risk mitigation procedures; and (iv) preparing final construction schematics. With respect to these tasks, dredging is 60% complete, the final design contract has been awarded, acquisition of environmental risk mitigation land is underway, and the contract for reconstruction of the container terminal was awarded in April 2006. The Port is expected to be capable of providing capacity for up to 700,000 TEUs when the third phase is completed.

As of May 31, 2007, PAA had an outstanding balance of $86.3 million under various lines of credit from the Government Development Bank (the “GDB”). PAA is authorized to borrow up to $250 million under these lines of credit. This debt is payable from annual legislative appropriations until the PAA starts generating revenues sufficient to cover debt service and is also guaranteed by the Commonwealth. Partial operation of the Port of the Americas, at a capacity of up to 250,000 TEUs per year, could begin as early as 2008.

Construction

Although the construction industry represents a relatively small segment of the economy compared to other sectors, it has made significant contributions to the growth of economic activity. During the period from fiscal year 2002 through fiscal year 2006, however, real construction investment decreased 1.1%. This decline was small compared to the high level of construction activity in prior fiscal years. The total value of construction permits increased 2.5% during the same five fiscal year period.

Total construction investment for fiscal year 2006 decreased (in real terms) by 5.8% (following a 7% real decline in fiscal year 2005) due principally to the drop in construction related public projects. For fiscal years 2007 and 2008, the Planning Board has forecasted further construction investment decreases (in real terms) of 3.5% and 3.4%, respectively. Public investment is expected to be primarily in housing, new schools (and school reconstruction programs), water projects, and other public infrastructure projects. Public investment in construction, however, has been negatively affected by the Commonwealth’s fiscal difficulties.

During the first eleven months of fiscal year 2007, the number and the total value of construction permits decreased 11.8% and 20.2%, respectively, compared to the same period in fiscal year 2006.

Agriculture

The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and the quality of produce, and stimulating the consumption of locally produced agricultural products. During fiscal year 2006, gross income from agriculture was $805.6 million, an increase of 1.5% compared with fiscal year 2005. Agriculture gross income consists of the total value of production in the principal agricultural sectors, which include traditional crops, livestock and poultry, grains, vegetables, fruits, ornamental plants and other products. During fiscal year 2006, starchy vegetables, coffee, poultry, fruits and ornamental plants contributed a higher percentage of the sector’s income than in the previous fiscal year.

The Commonwealth supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225 of 1995 provides a 90% income tax exemption for income derived from agricultural operations, an investment tax credit equal to 50% of the investment in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes and tariff payments. It also provides full income tax exemption for interest income from bonds, notes and other debt instruments issued by financial institutions to provide financing to agricultural businesses. Subsequent legislation imposed an aggregate annual limit of $15 million on the investment tax credits available under Act No. 225.

Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include a restructuring of the Department of Agriculture, an increase in government purchases of local agricultural products, new programs geared towards increasing the production and sales of agricultural products, and a new system of agricultural credits and subsidies for new projects.

Higher Education

During the five decades from 1950 to 2000, Puerto Rico made significant advances in the field of education, particularly at the college and graduate school level. The transformation of Puerto Rico during the 1950s and 1960s from an agricultural economy to an industrial economy brought about an increased demand for educational services at all levels. During the 1970s and 1980s, certain higher wage, higher technology industries became more prominent in Puerto Rico. More recently, employment in the services sector has increased significantly. This has resulted in an increased demand for workers having a higher level of education and greater expertise in various technical fields. During the same time period, enrollments in institutions of higher learning rose very rapidly due to growth in the college-age population, and the increasing proportion of college attendance by such population. During the 1990s and into the current decade, college attendance and college attendance as a percentage of the college-age population continued to increase, and the college-age population has declined since 2000.

The University of Puerto Rico, the only public university in Puerto Rico, has eleven campuses located throughout the island. The University’s total enrollment for academic year 2006-2007 was approximately 62,340 students. The Commonwealth is legally bound to appropriate annually for the University of Puerto Rico an amount equal to 9.60% of the average annual revenue from internal sources for each of the two fiscal years immediately preceding the current fiscal year.

In addition to the University of Puerto Rico, there are 40 public and private institutions of higher education located in Puerto Rico. Such institutions had an enrollment during academic year 2005-2006 of approximately 145,574 students and provide programs of study in liberal arts, education, business, natural sciences, technology, secretarial and computer sciences, nursing, medicine, and law. Degrees are offered by these institutions at the associate, bachelor, master, and doctoral levels.

Tax Incentives

One factor that has promoted and continues to promote the development of the manufacturing sector in Puerto Rico is the various local and federal tax incentives available, particularly those under Puerto Rico’s Industrial Incentives Program and, until recently, Sections 30A and 936 of the U.S. Code. Tax and other incentives have also been established to promote the development of the tourism industry. These incentives are summarized below.

Industrial Incentives Program

Since 1948, Puerto Rico has had various industrial incentives laws designed to stimulate industrial investment in the island. Under these laws, which are designed to promote investment in Puerto Rico, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other local taxes. The most recent of these industrial incentives laws is the 1998 Tax Incentives Act.

The benefits provided by the 1998 Tax Incentives Act are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant, expand current operations or commence operating a new eligible business. The activities eligible for tax exemption include manufacturing, certain designated services performed for markets outside Puerto Rico (including the United States), the production of energy from local renewable sources for consumption in Puerto Rico and laboratories for research and development. Companies qualifying thereunder can benefit from income tax rates ranging from 2% to 7% for periods ranging from 10 to 25 years. In addition, the 1998 Tax Incentives Act grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and between 60% and 80% thereafter, and 100% exemption from excise taxes with respect to the acquisition of raw materials and certain machinery and equipment used in the exempt activities. The 1998 Tax Incentives Act also provides various special deductions designed to stimulate employment and productivity, research and development and capital investment in Puerto Rico.

Under the 1998 Tax Incentives Act, core pioneer industries that employ innovative technologies in their operations, including high technology industries with activities that produce a significant economic impact, can be eligible for income tax rates below 2%. Eligible manufacturing industries may also qualify for certain payroll and training deductions, building and construction expense deductions, a 25% credit for purchases of products manufactured in Puerto Rico, and a 35% credit for purchases of locally recycled products and products manufactured with locally recycled materials.

The 1998 Tax Incentives Act also provides investors who acquire an exempted business that is in the process of closing its operations in Puerto Rico a 50% credit in connection with the cash purchase of such corporation’s stocks or assets. Also, exempted businesses that produce high technology products may be eligible for a credit equal to the amount in excess of $100 million of the annual taxes retained on the payment of rights, rents, royalties and licenses related to the production of such goods. Finally, call centers servicing markets outside Puerto Rico are exempt from paying excise taxes on the purchase of equipment needed for the operation of such call centers.

Tourism Incentives Program

For many years, Puerto Rico has also had incentives laws designed to stimulate investment in hotel operations on the island. The most recent of these laws, the Tourism Incentives Act of 1993 (the “Tourism Incentives Act”), provides partial exemptions from income, property, and municipal license taxes for a period of up to ten years. The Tourism Incentives Act also provides certain tax credits for qualifying investments in tourism activities, including hotel and condo-hotel development projects. Recently enacted legislation provides further tourism incentives by granting certain tax exemptions on interest income received from permanent or interim financing of tourism development projects and fees derived from credit enhancements provided to the financing of such projects.

Incentives under the U.S. Code

United States corporations operating in Puerto Rico have been subject to special tax provisions since the Revenue Act of 1921. Prior to enactment of the Tax Reform Act of 1976, under Section 931 of the U.S. Code, United States corporations operating in Puerto Rico (and meeting certain source of income tests) were taxed only on income arising from sources within the United States.

The Tax Reform Act of 1976 created Section 936 of the U.S. Code, which revised the tax treatment of United States corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other United States corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income in Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources.

As a result of amendments to Section 936 of the U.S. Code made in 1996 (the “1996 Amendments”), its income tax credit based on operating and certain investment income was phased out over a ten-year period for companies that were operating in Puerto Rico in 1995, and is no longer available.

Controlled Foreign Corporations

Because of the modification and phase out of the federal tax incentives under Section 936 of the U.S. Code, many corporations previously operating thereunder reorganized their operations in Puerto Rico to become controlled foreign corporations (“CFCs”). A CFC is a corporation that is organized outside the United States and is controlled by United States shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the United States in the form of dividends or through investments in certain United States properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from numerous corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument and electronics manufacturing companies in Puerto Rico. Section 936 Corporations were exempted from Puerto Rico withholding taxes on any cost sharing payments they might have opted to make, but CFCs are subject to a fifteen percent Puerto Rico withholding tax on royalty payments.

Recently, the United States Congress approved legislation that would extend the benefit of Section 199 of the U.S. Code to production activities that take place in Puerto Rico. Section 199 provides a three-point reduction in the federal income tax rate, phased in over five years (from 35% to 31.85% after 2009). This extension applies to the U.S. branch activities located on the island and are not controlled foreign corporations.

DEBT

Public Sector Debt

Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations (“notes” as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below.

Section 2 of Article VI of the Constitution of the Commonwealth provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the fiscal year preceding the fiscal year of such proposed issuance on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and deposited into the Treasury (hereinafter “internal revenues”) in the two fiscal years preceding the fiscal year of such proposed issuance. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded through payments by the Commonwealth on such guaranteed debt. Internal revenues consist principally of income taxes, property taxes and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages and tobacco products and customs duties, which are collected by the United States Government and returned to the Treasury, and motor vehicle fuel taxes and license fees, which are allocated to the Highway and Transportation Authority, are not included as internal revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service. In addition, the portion of the Sales Tax allocated to the Puerto Rico Sales Tax Financing Corporation is also not included as internal revenues consistent with the legislation creating the Sales Tax Financing Corporation, which legislation provides that such portion is not “available resources” under the Constitutional provisions relating to the Bonds.

All or a portion of the proceeds of certain refunding bonds issued by the Commonwealth were invested in guaranteed investment contracts or federal agency securities (in each case rated in the highest category by Moody’s and S&P, none of which is eligible to be used for a legal defeasance under Puerto Rico law (“non-eligible investments”)). Since bonds refunded with proceeds of non-eligible investments are not legally defeased, such bonds are treated as outstanding for purposes of the 15% debt limitation.

Future maximum annual debt service for the Commonwealth’s outstanding general obligation debt is $768,843,250 in the fiscal year ending June 30, 2020 (based on the assumption that the Public Improvement Refunding Bonds, Series 2004 A, which are variable rate bonds, bear interest at their actual rate per annum through July 1, 2012 and thereafter at 12% per annum, and the Public Improvement Refunding Bonds, Series 2004 B and a portion of the Public Improvement Bonds of 2006, Series A, each of which are also variable rate bonds, bear interest at 12% per annum). This amount ($768,843,250) is equal to 9.21% of $8,346,104,000, which is the average of the adjusted internal revenues for the fiscal years ended June 30, 2005 and June 30, 2006. If bonds refunded with non-eligible investments described in the preceding paragraph were treated as not being outstanding, and the interest on the Public Improvement Refunding Bonds, Series 2004 B and the above portion of the Public Improvement Bonds of 2006, Series A, was calculated using the effective fixed interest rate payable by the Commonwealth under the interest rate exchange agreements entered into in respect thereof, the percentage referred to in the preceding sentence would be 8.19% and future maximum annual debt service for the Commonwealth’s outstanding general obligation debt would be $680,742,340 in the fiscal year ending June 30, 2020. Annual debt service payments on the Puerto Rico Aqueduct and Sewer Authority (“PRASA”) guaranteed bonds have been paid by PRASA since fiscal year 2006 and, thus, such payments are not now included in the calculation of the 15% debt limitation. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund, and such debt service would be included in the calculation of the 15% debt limitation.

The Commonwealth’s policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to ordinances adopted by the respective municipal assemblies. Debt of public corporations is issued in accordance with their enabling statutes. GDB, as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance.

Ratings of Commonwealth General Obligation Bonds

On May 22, 2007, Moody’s Investors Service (“Moody’s”) confirmed its “Baa3” and Ba1” rating on the Commonwealth’s general obligation debt and its appropriation debt, respectively, and its negative ratings outlook thereon.

On May 22, 2007, Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), lowered its rating on the Commonwealth’s general obligation debt to “BBB–”, changed its negative ratings outlook thereon to stable, and confirmed its “BBB-” rating on the Commonwealth’s appropriation debt.

Commonwealth Guaranteed Debt

As of May 31, 2007, $2.83 billion of Commonwealth guaranteed bonds of the Public Buildings Authority were outstanding. Maximum annual debt service on these bonds is $219.5 million in fiscal year ending June 30, 2011, with their final maturity being July 1, 2036. As of July 2007, no payments under the Commonwealth guaranty have been required for bonds of the Public Buildings Authority.

As of May 31, 2007, $267 million of Commonwealth guaranteed bonds of GDB were outstanding. As of July 2007, no payments under the Commonwealth guaranty have been required for these bonds.

As of May 31, 2007, GDB held approximately $86.3 million of the Port of the Americas Authority’s outstanding bonds, which are guaranteed by the Commonwealth. The PAA is authorized to issue and GDB is authorized to purchase bonds issued by the Authority which are guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds will be used to continue the development of the Port of the Americas. As of July 2007, no payments under the Commonwealth guaranty have been required for the Port of the Americas bonds.

As of May 31, 2007, the aggregate outstanding principal amount of obligations of PRASA guaranteed by the Commonwealth was $713.8 million. This amount consisted of $277.8 million in revenue bonds sold to the public, $209.1 million in bonds issued to the United States Department of Agriculture, Rural Development, and $226.8 million of loans by the State Revolving (Clean Water and Safe Drinking Water Act) Funds for the benefit of PRASA. From January 1997 through fiscal year 2005, the Commonwealth made debt service payments under its guaranty. Beginning with the debt service payment due January 1, 2006, the Commonwealth stopped making guarantee payments on these obligations. As of July 2007, PRASA had resumed making payment on this debt. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed obligations, the Commonwealth would be required once more to make such payments from the General Fund under its guarantee.

The long-term public sector debt was $39.4 million as of May 31, 2007, and the short-term public sector debt was $4.1 million as of that date. As of May 31, 2007, outstanding short-term debt, relative to total debt, was 9.5%.

REVENUES AND EXPENSES

Revenues

Fiscal Year 2007

Preliminary collections for the fiscal year ended on June 30, 2007 totaled $8.890 billion, $7 million more than the Treasury Department’s revised estimate for that period. This amount includes (i) $933 million in non-resident withholding, (ii) $1.123 billion in excise taxes, (iii) $583 million of sales tax revenues, and (iv) $269 million from special temporary tax measures.

As of July 2007, General Fund expenses for fiscal year 2007 were projected to be $9.221 billion, which is $267 million below the amount initially budgeted and takes into consideration $160 million in a portion of savings from the 10% budget reserve and $107 million in health-related expenditure reductions. The $9.221 billion amount does not include $522 million of debt service payments on a portion of the Commonwealth’s outstanding appropriation debt, which debt service was excluded from the budget based on the provisions of Act No. 91 of May 13, 2006, which created the Dedicated Sales Tax Fund to service in part the repayment of such appropriation debt.

As of July 2007, the difference between projected revenues and expenses for fiscal year 2007 was expected to be covered, with legislative approval, by a $240 million transfer of funds from GDB that was originally set aside from General Fund appropriations to cover a portion of debt service payments on the Commonwealth’s appropriation debt which set aside is no longer believed to be needed on account of the passage of Act No. 91 referred to above. The remaining shortfall (about $100 million) was expected to be covered by cash management procedures such as delaying payments to certain vendors for a short period of time (carrying over into fiscal year 2008).

Fiscal Year 2006

General Fund total revenues for fiscal year 2006 were $8.541 billion (approximately $235 million, or 2.8%, more than received in fiscal year 2005). This increase was attributable to increases in income taxes ($504 million, including $309 million in taxes withheld from non-residents), together with decreases in external revenues ($12 million), excise taxes ($147 million), and miscellaneous non-tax revenues ($113 million). The increase in revenues from individual income taxes is mainly attributable to administrative measures and economic activity. The increase in the withholding tax on non-residents includes two extraordinary payments amounting to $200 million.

Total cash expenditures for fiscal year 2006 were $9.596 billion (excluding about $500 million in expenditures that occurred “off budget” for items such as refinanced debt service on general obligation debt and payment of vendor debts from prior years for Public Buildings Authority and subsidy and operational expenses of Agricultural Services and Development Administration) which exceeded original budgeted expenditures by $651 million, attributed mainly to increases in the area of education ($321 million), public safety and protection ($99 million), health ($207 million), and special contributions to pensions ($42 million), and reductions in the area of general government ($4 million), welfare ($3 million), contributions to municipalities ($1 million), and other debt service ($10 million).

The approximately $1.6 billion shortfall was covered by the release of $64 million in reserve funds held at GDB, borrowings from GDB and other sources of about $1.4 billion and about $150 million of “cash management” practices which had the effect of delaying payment of certain expenses until the start of fiscal year 2007. Also, during a two-week period in early May 2006, the Commonwealth was forced to furlough non-essential government workers because it was projected to run out of cash until the above borrowings were implemented in the aftermath of the passage of fiscal and tax reform legislation described below in order to allow the workers to return to work.

Fiscal Year 2005

General Fund total net revenues for fiscal year 2005 were $8.306 billion, representing an increase of $320 million or 4%, from fiscal year 2004 net revenues. This amount excludes proceeds of a loan of $550 million obtained from GDB, which is included as part of “Proceeds of notes and other borrowings.” The major changes in revenues from fiscal year 2004 were: (i) increases in total income taxes of $188 million, mainly resulting from increases in income taxes collected from individuals of $165 million and in income taxes collected from corporations of $40 million; (ii) increases in total excise taxes of $99 million; and (iii) net increases in other revenues of $32 million, mainly as a result of an increase in miscellaneous non-tax revenues of $51 million.

Total cash expenditures for fiscal year 2005 were $9.220 billion (excluding $98.6 million covered with funds from the Budgetary Fund), which exceeded budgeted expenditures by $366 million, attributed mainly to increases in the area of education ($300.5 million), public safety and protection ($18.6 million), health ($28.7 million), welfare ($10.2 million), and economic development ($8 million). This amount also excludes approximately $98.6 million of additional expenditures that were not originally budgeted. Various financing transactions were entered into to cover this imbalance.

Tax Reform

Act No. 117 of July 4, 2006 (“Act 117”) amended the Puerto Rico Internal Revenue Code of 1994 (the “PR Code”) to provide, among other things, for a general sale and use tax of 5.5% to be imposed by the central government (the “Central Government Sales Tax”). Act 117 also authorized each municipal government to impose a municipal sale and use tax of 1.5% (the “Municipal Sales Tax” and, together with the Central Government Sales Tax, the “Sales Tax”). In general, the Municipal Sales Tax has the same tax base, exemptions (except for unprocessed foods) and limitations as those provided for in the Central Government Sales Tax. Act 117 also provides certain income tax reductions to address the regressive effect of the Sales Tax on taxpayers in lower income tax brackets.

The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and certain other types of transactions covering separable and identifiable taxable items which are sold for a single price, subject to certain exceptions and limitations. The Sales Tax will not be imposed on, among other things: (i) taxable items acquired by merchants for resale, (ii) taxable items acquired by manufacturing plants, (iii) taxable items acquired for use and consumption outside of Puerto Rico, (iv) certain food products that do not need to be heated before their sale, (v) prescription drugs, (vi) the rental payments received by a lessor of real property which is used for residential or commercial purposes, (vii) services provided by designated professionals, (viii) cash, cash equivalents, stocks, bonds, notes, mortgage loans, insurance, securities and interest derived for the use or forbearance of money, (ix) sales of real property, and (x) leases in which the Industrial Development Company is the owner of the property.

Act 117 also repealed the 5% general excise tax imposed on imported goods and the 3.6% general excise tax imposed on goods manufactured in Puerto Rico. Other items, such as fuel, crude oil and petroleum products, and vehicles, however, will remain subject to the excise tax previously applicable to such items, and are not subject to the Sales Tax.

The Sales Tax became effective on November 15, 2006 and the effective date of the repeal of the 5% general excise tax was October 16, 2006. Municipalities were authorized to implement the Municipal Sales Tax starting on July 1, 2006, and most have done so. The revenues derived from the Sales Tax will be distributed as follows: (i) municipal governments will retain 13/15 of the Municipal Sales Tax (equivalent to a tax of 1.3% out of the total 7% Sales Tax), (ii) the Dedicated Sales Tax Fund, created by Act No. 91 of May 13, 2006, as amended, will receive one-seventh of the Sales Tax (equivalent to a tax of 1% out of the total 7% Sales Tax), and (iii) the General Fund will receive the balance of the Sales Tax (equivalent to a tax of 4.7% out of the total 7% Sales Tax). The Secretary of the Treasury projects for fiscal year 2008 that each percentage point of the Sales Tax will generate annually approximately $202 million of gross revenues and that the Sales Tax will generate total annual gross revenues for the General Fund of approximately $911 million. For fiscal year 2007, the corresponding projections were $191 million and $576 million. The increase in revenues to be generated by the Sales Tax were expected to be partly offset by the elimination of the 5% general excise tax and the effect of the income tax reduction measures included in Act 117.

Act 117 also provided for special income tax rates with respect to certain transactions occurring on and between July 1, 2006 and December 31, 2006 (the “Transition Period”). Eligible dividends declared by domestic corporations or partnerships during the Transition Period will qualify for a 5% special income tax. The dividend does not need to be distributed to qualify for the 5% special income tax rate. During the Transition Period,

Act 117 also provides a special tax rate of 5% (10% in the case of resident corporations and partnerships) in connection with “built-in” gains associated to capital assets held for periods in excess of six months (the “Special Capital Gains Tax”). In order to take advantage of the Special Capital Gains Tax, a taxpayer must file an election with the Secretary of the Treasury. The sale of the capital asset is not required to qualify for the Special Capital Gains Tax. In addition to the other conditions mentioned herein, the Special Capital Gains Tax is only available in connection with capital assets consisting of stock or participations of domestic and foreign corporations and partnerships, and real property located in Puerto Rico. However, in the case of resident corporations and partnerships, the Special Capital Gains Tax applies only to real property located in Puerto Rico.

Major Sources of General Fund Revenues

Income Taxes

The Commonwealth’s income tax law, the Internal Revenue Code of 1994, as amended (the “P.R. Code”), imposes a tax on the income of individual residents of Puerto Rico, trusts, estates, and domestic and foreign (if engaged in a trade or business in Puerto Rico) corporations and partnerships at graduated rates. A flat tax is imposed on certain payments made to non-residents of Puerto Rico, which is collected through an income tax withholding.

Individuals. Resident individuals are subject to tax on their taxable income from all sources. The P.R. Code has five tax brackets for individuals with tax rates of 7%, 10%, 15%, 28%, and 33%. Dividend income from Puerto Rico corporations and certain qualifying foreign corporations is taxed at a rate of 10%.

Gain realized from the sale or exchange of a capital asset by resident individuals, if held for more than six months, is taxed at a rate of 12.5%.

Interest income in excess of $2,000 on deposit with Puerto Rico financial institutions is taxed at a rate of 17%; the first $2,000 of interest income from such institutions is exempt from taxation. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, estates, corporations and partnerships qualifies for a special 10% tax rate.

Corporations and Partnerships. Puerto Rico corporations and partnerships are subject to tax on income from all sources; foreign corporations and partnerships that are engaged in a trade or business in Puerto Rico are subject to tax on their income from Puerto Rico sources and on income from sources outside Puerto Rico that is effectively connected with the conduct of their trade or business in Puerto Rico. Unless a corporation or partnership qualifies for partial exemption from corporate income and other taxes under the industrial incentives program, it is subject to tax at graduated rates.

In general, the P.R. Code provides for six income tax brackets for corporations and partnerships, with the highest rate (39%) applicable to net taxable income in excess of $300,000. Also, Act No. 41 of August 1, 2005 was enacted to impose a temporary additional tax of 2.5% on corporations and partnerships with a net taxable income of $20,000 or more. In addition, Act No. 98 of May 16, 2006 provides for an extraordinary tax of 5% on resident corporations and partnerships engaged in business for pecuniary profit and whose gross income for the immediately preceding taxable year ended on or prior to December 31, 2005 exceeds $10 million. The 5% tax must be paid on or prior to July 31, 2006 and such amount may be subsequently claimed as a tax credit against such entity’s income tax liability. Act No. 89 of May 13, 2006 also imposes an additional special tax for the taxable year commencing in 2006 of 2% on the net income subject to standard taxation of all corporations operating under the provisions of the Puerto Rico Banking Law.

Gains realized from the sale or exchange of a capital asset, if held for more than six months, are taxed at a maximum rate of 20%. Dividends received by Puerto Rico corporations and partnerships of foreign corporations and partnerships engaged in trade or business in Puerto Rico are subject to general income tax rates. A dividends received credit may be available when the corporation or partnership making the distribution is organized in

Puerto Rico. A special tax rate of 17% is applicable to dividend distributions of REITs received by corporations. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident corporations and partnerships qualifies for a special tax rate of 10%.

In general, corporations and partnerships operating under a new grant of tax exemption issued under the 1998 Tax Incentives Act are subject to a maximum income tax rate of 7% during their basic exemption period. Certain corporations and partnerships covered by the tax incentives acts continue to be subject to a maximum tax rate of 45% on their taxable income. Corporations and partnerships covered by the Puerto Rico Tourism Incentives Act of 1993, as amended, are subject to a maximum tax rate of 42% on their taxable income. The P.R. Code also provides for an alternative minimum tax of 22%.

The P.R. Code imposes a branch profits tax on resident foreign corporations less than 80% of whose gross income qualifies as income effectively connected with a Puerto Rico trade or business. The branch profits tax is 10% of an annual dividend equivalent amount, and it applies without regard to the Puerto Rico source of income rules.

Interest from Puerto Rico sources paid to non-resident non-affiliated corporate recipients is not subject to any income or withholding tax. Interest paid to certain related non-resident recipients is subject to a withholding tax of 29%. Dividends paid to non-resident corporate recipients are subject to a withholding tax of 15%. Dividends distributed by corporations (including Section 936 Corporations) operating under new grants of tax exemption issued under the 1998 Tax Incentives Act are not subject to Puerto Rico income tax. However, royalty payments made by such corporations to non-resident recipients are subject to a 15% withholding tax. The basic tax on dividends paid to foreign corporate shareholders of Section 936 Corporations operating under grants of tax exemption issued under prior incentives laws is 10% but is subject to reduction if a percentage of the profits are invested in certain eligible instruments for specified periods of time.

Subject to certain exceptions, payments in excess of $1,500 during a calendar year made by the Commonwealth and persons engaged in a trade or business in Puerto Rico in consideration of the receipt of services rendered in Puerto Rico are subject to a 7% withholding tax.

Sales and Use Taxes

The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and combined transactions, subject to certain exceptions and limitations. The Sales Tax will not be imposed on, among other things: (i) taxable items acquired by merchants for resale, (ii) taxable items acquired by manufacturing plants, (iii) taxable items acquired for use and consumption outside of Puerto Rico, (iv) certain food products that do not need to be heated before their sale, (v) prescription drugs, (vi) the rental payments received by a lessor of real property which is used for residential or commercial purposes, (vii) services provided by designated professionals, (viii) cash, cash equivalents, stocks, bonds, notes, mortgage loans, insurance, securities and interest derived for the use or forbearance of money, (ix) sales of real property, and (x) leases in which the Industrial Development Company is the owner of the property. The Sales Tax was effective starting on November 15, 2006 and was projected to generate for the General Fund approximately $911 million for fiscal year 2008 and approximately $576 million for fiscal year 2007.

Excise Taxes

The P.R. Code imposes an excise tax on certain articles and commodities, such as cigarettes, alcohol, sugar, cement, motor vehicles and certain petroleum products, which are taxed at different rates. The excise tax imposed on articles and commodities imported into Puerto Rico for consumption in Puerto Rico ended on October 16, 2006 and has been replaced by the previously described sales and use tax on November 15, 2006.

Other Taxes and Revenues

Motor vehicle license plate and registration fees comprise the major portion of license tax receipts. Recent legislation was enacted to increase license fees on luxury vehicles.

Non-tax revenues consist principally of lottery proceeds, documentary stamps, permits, fees and forfeits, proceeds of land sales and receipts from public corporations in lieu of taxes.

Revenues from non-Commonwealth sources include customs duties collected in Puerto Rico and excise taxes on shipments of rum from the island to the United States mainland. The customs duties and excise taxes on shipments are imposed and collected by the United States and returned to the Commonwealth. The excise tax on shipments of rum from Puerto Rico and other rum producing countries is $13.50 per gallon. Of this amount, the lesser of $13.25 per proof gallon and the actual excise tax imposed was returned to the Treasury through December 31, 2007.

Expenses

Insurance Matters

Government-owned property is insured through policies obtained by the Secretary of the Treasury and through self-insurance, except for property owned by the Electric Power Authority and PRASA, whose properties are insured through arrangements and policies obtained by the respective Authorities. Personal injury awards against the Commonwealth are limited by law to $150,000 per occurrence.

Retirement Systems

The central government is responsible for approximately 62% of total employer contributions to the Employees Retirement System, and the other 38% is the responsibility of public corporations and municipalities. The central government is also responsible for 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively. Retirement and related benefits provided by the systems and required contributions to the systems by employers and employees are determined by law rather than by actuarial requirements. For the Employees Retirement System, required employer contributions are 9.275% of applicable payroll. Required employee contributions for the Employees Retirement System vary according to salary and how the individual employee’s retirement benefits are coordinated with social security benefits. For the Judiciary Retirement System, required contributions are 20% of applicable payroll for the employer and 8% for the employees. For the Teachers Retirement System, required contributions are 8.5% of applicable payroll for the employer and 9.0% for the employees.

According to the most recent actuarial valuation of the Employees Retirement System and Judiciary Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2005, the total pension benefit obligations for the Employees Retirement System and Judiciary Retirement System were $12.284 billion and $179 million, respectively. The unfunded pension benefit obligations of the Employees Retirement System and Judiciary Retirement System for the same period were $9.956 billion and $104 million, respectively, representing funding ratios of 19% and 40%, respectively. Any amounts receivable from the Commonwealth with respect to benefits under special benefits laws (discussed below) are considered in the actuarial evaluation process to determine the unfunded pension benefit obligation of the Employees Retirement System to the extent receivables are recognized as such by the Employees Retirement System. The June 30, 2005 actuarial valuation was completed in accordance with the “Projected Unit Credit” method and assumed an investment return of 8.5% per year and a salary increase of 5% per year. Insofar as the statutorily mandated annual deposit to the Employees Retirement System and Judiciary Retirement System is insufficient to cover the actuarial pension benefit obligation, the unfunded pension benefit obligation of the System will continue to increase in the short term, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded obligation.

According to the most recent actuarial valuation of the Teachers Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2004 the accrued actuarial liability of the system was $4.7 billion and the value of its assets amounted to $2.4 billion, representing a funding ratio of 51%, and the resulting unfunded accrued liability was $2.3 billion. This funding ratio takes into account the recent turn-around in the equities market and the restructuring of the portfolio’s asset composition. The actuarial valuation assumed an investment return of 8%, yearly salary increases of 5%, employee and employer contributions of 9% and 8.5%, respectively, an inflation rate of 3.5%, and a remaining amortization period of 16 years for the unfunded accrued liability. The actuarial accrued liability does not include benefits paid under special benefits laws (described below) and will not include the obligation with respect to the prospective payments under special benefits laws because these are not obligations of the Teachers Retirement System, and the funding for such benefits will originate from the Commonwealth’s General Fund. Insofar as the statutorily mandated annual deposit to the Teachers Retirement System is insufficient to cover the actuarial pension liability, the unfunded pension benefit obligation will continue to increase, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded liability.

Various special benefits laws enacted in previous years provided for additional benefits for the Employees Retirement System, Teachers Retirement System, and Judiciary Retirement System. Specifically, in the case of the Employees Retirement System, Act No. 10 of May 21, 1992 provided for special benefit increases of 3% every three years. The first 3% increase was granted to retirees who had been receiving their annuities for three or more years as of that date. The second 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1995. This increase is being financed by additional contributions from the employers. The third 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1998. This third increase is being partially funded with additional contributions from some of the employers. In June 2001, the Legislative Assembly approved a fourth 3% increase, effective as of January 1, 2001, in post-retirement annuity payments granted on or prior to January 1, 1998. This increase is to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. In June 2003, the Legislative Assembly approved a fifth increase of 3% in post retirement benefits effective January 1, 2004. This increase is also to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. In June 2007, the Legislative Assembly approved a sixth increase of 3% in post retirement benefits effective January 1, 2007. This increase is also to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. Subsequent increases will depend upon the express approval of the Board of Trustees of the Employees Retirement System and the Legislative Assembly, and must provide a funding source. In the case of the Judiciary Retirement System, Act No. 41 of June 13, 2001 provided a 3% special benefit increase in annuity payments, commencing on January 1, 2002 and every three years thereafter, to retirees who have been receiving their annuities for three or more years as of that date. This increase is to be funded by the General Fund.

The Teachers Retirement System is seeking reimbursement from the Commonwealth’s Office of Management and Budget (“OMB”) in the amount of $119 million for special benefits paid by the System to its beneficiaries through June 30, 2004 pursuant to special benefit laws enacted by the Legislative Assembly. The Teachers Retirement System’s interpretation of these special benefit laws, to the effect that the Commonwealth is required to reimburse the Teachers Retirement System for such special benefits paid, is being disputed by OMB. This dispute is currently under inter-agency arbitration proceedings. The Employees Retirement System is also seeking reimbursement from the Commonwealth (in connection with other special benefits laws applicable to its beneficiaries) in the amount of $73.8 million, representing cumulative benefits paid to beneficiaries through June 30, 2005. The Employees Retirement System projects an additional shortfall of $39.4 million for fiscal year 2006 in connection with special benefits laws payments. OMB believes that the basis of the claims from the Employees Retirement System is valid but that the amounts claimed remain to be verified and reconciled.

The Employees Retirement System’s disbursements of benefits during fiscal years 2003 through 2006 exceeded contributions and investment income for those years. The cash shortfall for fiscal year 2003 was covered with a portion of the proceeds from the sale to Verizon of the 15% stock ownership in the Puerto Rico Telephone Company (“PRTC”) and a loan received from the Department of the Treasury. The cash shortfall for fiscal year 2004 was covered with a loan received from the Department of the Treasury. Balances owed to the Department of the Treasury and other pending working capital needs through fiscal year 2005 were refinanced through a repurchase agreement with a financial institution in an amount of $138 million collateralized with the assets of the Employees Retirement System. The cash shortfall for fiscal year 2006 was approximately $70 million. This shortfall was covered with a line of credit provided by a private financial institution and collateralized with the assets of the Employees Retirement System. There was no cash shortfall for fiscal year 2007 on account of the receipt of the proceeds from the sale of the PRTC stock. Also with these proceeds the Employees Retirement System paid off the balances of the 2005 repurchase agreement and the 2006 line of credit used to cover the respective year’s cash shortfalls.

The Employees Retirement System anticipates that its future cash flow needs for disbursement of benefits to participants are likely to exceed the sum of the employer and employee contributions received and its investment and other recurring income. The Employees Retirement System is also evaluating other measures to improve its cash flows and funding ratio. Some of these measures include, but are not limited to, the establishment of a maximum salary to calculate pension benefits, aggressive collection efforts with respect to employer contributions owed by the Commonwealth, the municipalities and public corporations, and the transfer to the Employees Retirement System of any amounts remaining in the Children’s Trust after payment of all the outstanding bonds.

In addition, the Employees Retirement System is currently undertaking a financing that would significantly increase the System’s funding ratio and reduce its unfunded pension benefit obligation. The financing involves the issuance by the Employees Retirement System of debt secured by a pledge of future employer contributions over the next 50 years. All net cash generated by this financing would be deposited into the Employees Retirement System trust to be invested along with its other assets. The Employees Retirement System estimates that the financing will be undertaken during fiscal year 2008 and subsequent years.

Property Taxes

Personal property, which accounts for approximately 48% of total collections of taxable property, is self-assessed. Real property taxes are assessed based on 1958 property values. No real property reassessment has been made since 1958, and construction taking place after that year has been assessed on the basis of what the value of the property would have been in 1958. Accordingly, the overall assessed valuation of real property for taxation purposes is substantially lower than the actual market value. Also, an exemption on the first $15,000 of assessed valuation in owner-occupied residences is available.

Property taxes are assessed, determined and collected for the benefit of the municipalities by the Municipal Revenues Collection Center (“CRIM”), a government instrumentality of the Commonwealth. However, a special 1.03% tax on the assessed value of all property (other than exempted property) imposed by the Commonwealth for purposes of paying the Commonwealth’s general obligation debt is deposited in the Commonwealth’s Redemption Fund.

BUDGET OF THE COMMONWEALTH

Budgetary Process

The fiscal year of the Commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislative Assembly an annual balanced budget of revenues, capital improvements, and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by the Commonwealth’s Office of Management and Budget, in coordination with the Planning Board, the Treasury, and other government offices and agencies. Section 7 of Article VI of the Constitution provides that “The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law.”

The annual budget, which is developed utilizing elements of program budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under (i) laws existing at the time the budget is submitted, and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor’s recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

The Legislative Assembly may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislative Assembly, the budget is referred to the Governor, who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislative Assembly with the Governor’s objections. The Legislative Assembly, by a two-thirds majority in each house, may override the Governor’s veto. If a budget is not adopted prior to the succeeding fiscal year, as was the case for fiscal year 2006, the annual budget for the preceding fiscal year as originally approved by the Legislative Assembly and the Governor is automatically renewed for the ensuing fiscal year until a new budget is approved by the Legislative Assembly and the Governor. This permits the Commonwealth to continue making payments of its operating and other expenses until a new budget is approved.

Fiscal Reform

On May 25, 2006, the Governor signed Act No. 103 providing for a fiscal reform of the Commonwealth government (the “Fiscal Reform Legislation”). The Fiscal Reform Legislation applies to every instrumentality and entity of the Executive Branch funded, in whole or in part, from the General Fund and sets forth, as the public policy of the Commonwealth, the reduction of government spending, the elimination or consolidation of redundant agencies, the reduction of government payroll without causing the layoff of regular employees or increasing the actuarial liability of the retirement systems, the limitation of unnecessary, extravagant or excessive spending, and the limitation of public relations and other similar expenses. Despite his approval of the Fiscal Reform Legislation, the Governor has stated that certain of its provisions may be unconstitutional because they infringe on Executive Branch prerogatives. As such, the Governor has informed the Legislative Assembly that certain provisions of the Fiscal Reform Legislation will be implemented at the Executive Branch’s discretion and through the use of the Executive Branch’s prerogatives. There is no assurance that the Fiscal Reform Legislation will result in the intended reduction of expenditures or that it will be implemented as enacted or that it will not be judicially challenged.

Appropriations

For fiscal year 2006, approximately 53% of the General Fund was committed for payment of the central government payroll. In addition, approximately 25% of the General Fund was committed to the payment of fixed charges such as municipal subsidies, grants to the University of Puerto Rico, funding for the judicial branch, deposits to the Budgetary and Emergency Funds, among others, and debt service on the direct debt of the Commonwealth. For fiscal year 2007, it was proposed that approximately 56% and 6% of the General Fund be committed for payment of the central government payroll and debt service on the direct debt of the Commonwealth, respectively. Commencing with fiscal year 2004, the Commonwealth appropriates annually to the judicial branch an amount initially equal to 3.3% of the average annual revenue from internal sources for each of the two preceding fiscal years. This percentage will increase until it reaches 4% in fiscal year 2008, and may be further increased upon review, with scheduled reviews every five years.

Budget for Fiscal Year 2007

The consolidated budget for fiscal year 2007 totaled $26.5 billion. Of this amount, $14.3 billion was assigned to the central government. This included General Fund total resources and appropriations of $9.488 billion, which represents a decrease of $108 million over actual expenditures for fiscal year 2006.

Projected expenses and capital improvements of all budgetary funds totaled $14.3 billion, a decrease of approximately $1.3 billion from fiscal year 2006. The major changes in General Fund expenditures by program in fiscal year 2007 were mainly due to increases in welfare (up $57.7 million), Transportation and Communication (up $11.6 million), economic development (up $24.8 million), public safety and protection (up $36.1 million), debt service on Commonwealth’s general obligation and guaranteed debt (up $400.7 million), and decreases in housing (down $70.4 million), health (down $216.9 million), education (down $126 million), and other debt service, consisting principally of Commonwealth appropriation debt (down $488.4 million). The budget for fiscal year 2007 excluded approximately $522 million of debt service payments. Of this amount, GDB advanced and, on July 15, 2006, deposited with the trustee $303 million corresponding to debt service of the Public Finance Corporation. Additional debt service requirements for fiscal year 2007 were expected to be covered with amounts that were to be deposited in the Dedicated Sales Tax Fund. Amounts not covered by the Dedicated Sales Tax Fund, if any, would have to be covered by additional legislative appropriations from the Commonwealth’s General Fund.

The Commonwealth authorized the issuance of $500 million of general obligation bonds for fiscal year 2007.

Budget for Fiscal Year 2008

The consolidated budget for fiscal year 2008 totals $26.7 billion. Of this amount, $14.1 billion is assigned to the central government. This includes General Fund total resources and appropriations of $9.227 billion, which represents a decrease of $261 million over approved expenditures for fiscal year 2007.

Projected expenses and capital improvements of all budgetary funds total $14.1 billion, a decrease of approximately $0.2 billion from fiscal year 2007. The major changes in General Fund expenditures by program in fiscal year 2008 are mainly due to increases in special pension contribution (up $24.1 million), public safety and protection (up $22.7 million), transportation and communication (up $1.5 million), and other debt service (up $5.9 million), and decreases in welfare (down $122.3 million), debt service on Commonwealth’s general obligation and guaranteed debt (down $61.5 million), education (down $42.5 million), health (down $33.4 million), contributions to municipalities (down $26.3 million), economic development (down $24.9 million), and general government (down $3.8 million).

As of July 2007, the Governor had proposed the issuance of $425 million of general obligation bonds for fiscal year 2008, but such bonds had not yet been authorized.

LITIGATION

The Commonwealth is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Under Act No. 104 of June 25, 1955, as amended (“Act No. 104”), persons are authorized to sue the Commonwealth only for causes of actions specified in said Act. The Commonwealth may be liable under Act No. 104 for damages up to a maximum amount of $75,000 or $150,000 if the suit involves actions for damages to more than one person or where a single injured party is entitled to several causes of action. Under certain circumstances, as provided in Act No. 9 of November 26, 1975, as amended (“Act No. 9”), the Commonwealth may provide its officers and employees, including directors of public corporations and government instrumentalities and mayors of the municipalities of the Commonwealth, with legal representation, as well as assume the payment of any judgment that may be entered against them. There is no limitation on the amount of the judgment that may be paid under Act No. 9.

With respect to pending and threatened litigation, as of June 30, 2006, the Commonwealth has included in its financial statements reported liabilities of approximately $306 million for awarded and anticipated unfavorable judgments. While amounts claimed exceed $9 billion, such amount represents the amount estimated at the time as a probable liability or a liability with a fixed or expected due date, which would require future available financial resources for its payment. The Commonwealth believes that the ultimate liability in excess of amounts provided in the financial statements, if any, would not be significant.

The Commonwealth is a defendant in two lawsuits filed, one in Commonwealth court and one in the United States District Court for the District of Puerto Rico, by an association of primary care health centers seeking to recover from the Commonwealth $800 million of Medicaid funds retained by the Department of Health since 1997. In June 2004, the Superior Court of the Commonwealth in San Juan determined that the Commonwealth must return those funds. The Supreme Court of Puerto Rico, however, upheld a partial ruling allowing the Commonwealth to deduct from the payments due to the centers certain of the payments received by the centers from the federal government. As of July 2007, audits were being carried out on the plaintiff centers. As of June 30, 2006, the Commonwealth had accrued $55 million for this legal contingency. With respect to the federal case, a preliminary injunction was issued by the court against the Commonwealth requiring it to disburse approximately $20 million in six payments beginning in October 2005.

The Commonwealth is also a defendant in a class action presented by parents of special education students alleging deficient services to these students in the areas of education and health care before Commonwealth Courts. One court recently decided in favor of the parents’ request to include damage claims in the same class action case. This court may now award damages to the class action members, and in doing so may consider the claims in groups or each case individually. This will require that the parents prove the damages suffered. The Commonwealth has indicated that it plans to defend vigorously each case. As of June 30, 2006, the Commonwealth had accrued $440 million for this legal contingency.

This decision is appealable and thus, not final at this time. The Commonwealth does not anticipate any final determination or damages award, in any case, to be granted in this fiscal year.

The Commonwealth and various component units are defendants in other lawsuits alleging violations of civil rights, breach of contract, and other damage claims. As of July 2007, preliminary hearings and discovery proceedings were in progress. The amounts claimed exceed $7.8 billion; however, as of July 2007, the ultimate liability could not be determined. The Commonwealth has indicated that, in its opinion, the claims are excessive. As of July 2007, no provision for any liability that may result upon adjudication of these lawsuits had been recognized by the Commonwealth. The Commonwealth has indicated that it believes that the ultimate liability, if any, would not be significant.

*    *    *    *    *

RATING AGENCIES’ ACTIONS

As of February 25, 2008, Moody’s and Standard & Poor’s rated the Commonwealth’s general obligation, respectively, Baa3 and BBB-. Any explanation regarding the reasons for and the significance of such ratings must be obtained from the respective ratings agency furnishing the same. The ratings reflect only the respective opinions of such rating agencies. There is no assurance that the ratings will continue for any given period of time or will not be revised downward or withdrawn entirely by either or both of such rating agencies. Any such downward revision or withdrawal of a rating could have an adverse effect on the market prices of the Commonwealth’s municipal obligation bonds.

APPENDIX E

Western Asset Management Company (“Western Asset” or the “Firm”) Proxy Voting Policies and Procedures

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates ( other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

March 30, 2009

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON PARTNERS MASSACHUSETTS MUNICIPALS FUND

55 Water Street

New York, New York 10041

1-800-822-5544

1-888-425-6432

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the prospectus of Legg Mason Partners Massachusetts Municipals Fund (the “fund”), dated March 30, 2009, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the fund’s prospectus.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name effective April 16, 2007. The fund is a series of Legg Mason Partners Income Trust (the “Trust”), a Maryland business trust. Certain historical information contained in the SAI for periods prior to April 16, 2007 is that of the fund’s predecessor.

Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. These reports contain financial statements that are incorporated herein by reference. The fund’s prospectus and copies of these reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the fund’s distributor to sell shares of the fund (each called a “Service Agent”), or by writing or calling the fund at the address or telephone numbers set forth above, or by visiting the fund’s website at http://leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the fund’s sole and exclusive distributor.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

1

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The fund is an open-end investment company and is currently classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”).

The fund’s prospectus discusses the fund’s investment objective and strategies. The following discussion supplements the description of the fund’s investment strategies in its prospectus.

Investment Objective

The fund seeks to provide Massachusetts investors with as high a level of current income exempt from federal income taxes and Massachusetts state personal income taxes as is consistent with the preservation of principal.

Principal Investment Strategies

Under normal circumstances, the fund invests at least 80% of its assets in investment grade Massachusetts municipal securities or other investments with similar economic characteristics. Massachusetts municipal securities include debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and related investments. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

The interest paid on Massachusetts municipal securities is excluded from gross income for regular federal income tax and Massachusetts personal income tax purposes, although it may be subject to the federal alternative minimum tax. As a result, the rate of interest paid on these securities normally is lower than the rate of interest paid on fully taxable securities.

Subject to the fund’s 80% policy, the fund may purchase other municipal securities whose interest is subject to Massachusetts personal income taxes and other securities that pay interest that is subject to federal and/or state income taxes.

The fund may invest up to 20% of its net assets in securities that are below investment grade.

Instead of investing directly in particular securities, the fund may gain exposure to a security, an issuer, an index or basket of securities, or a market by investing through the use of instruments such as derivatives, including credit default swaps, futures contracts, synthetic instruments and other instruments that are intended to provide similar economic exposure. The fund may use one or more types of such instruments to a substantial extent and even as its primary means of gaining investment exposures.

Maturity

The fund may invest in securities of any maturity. The fund focuses primarily on intermediate-term and long-term municipal securities, and will normally invest in securities which have remaining maturities at the time of purchase of from one to more than thirty years.

The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. The effective maturity of a security is not always the same as the stated maturity date. A number of factors, such as call features, sinking fund payments and the likelihood of prepayments, may cause the effective maturity to be shorter than the stated maturity.

2

Credit quality

Under normal circumstances, the fund invests at least 80% of its assets in securities rated investment grade, or, if unrated, deemed to be of comparable credit quality by the subadviser. The fund may invest up to 20% of its assets in securities rated below investment grade or, if unrated, deemed to be of comparable quality by the subadviser. Securities rated below investment grade are commonly referred to as “junk bonds.”

In the event that a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO.

Because many issuers of Massachusetts municipal securities may choose not to have their obligations rated, it is possible that a large portion of the fund’s portfolio may consist of unrated obligations. Unrated obligations are not necessarily of lower quality than rated obligations, but to the extent the fund invests in unrated obligations, the fund will be more reliant on the subadviser’s judgment, analysis and experience than would be the case if the fund invested only in rated obligations.

Derivatives

The fund may engage in a variety of transactions using derivatives, such as futures, options, swaps and warrants, and may purchase mortgage-related obligations and other derivative instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

•	As a means of enhancing returns

Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivatives transactions may have a leveraging effect on the fund.

Certain risks associated with the use of derivatives are discussed in this SAI. Risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

When the fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit the fund’s exposure to loss, however, and the fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, this may impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

The fund’s subadviser may choose not to make use of derivatives for a variety of reasons. Should the subadviser choose to use derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account derivative positions that are intended to reduce or create exposure to the applicable category of investments, even if they are not effective in achieving the desired result.

3

SUPPLEMENTAL INFORMATION REGARDING INVESTMENT PRACTICES AND RISK FACTORS

Additional Information

The fund’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies that may be used by the fund.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations”) generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to federal alternative minimum tax (“AMT”). Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds

The fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under current federal income tax law, interest on Municipal Bonds issued after August 7, 1986 which are specified private activity bonds and the proportionate share of any exempt-interest dividend paid by a regulated

4

investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT that is imposed on individuals and corporations by the Internal Revenue Code of 1986, as amended (the “Code”), though for regular federal income tax purposes such interest will remain fully tax-exempt. Interest on all tax-exempt obligations (including private activity bonds) will be included in “adjusted current earnings” of corporations for AMT purposes.

Industrial Development Bonds

The fund may invest in industrial development bonds (“IDBs”) issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the federal AMT.

Tender Option Bonds

The fund may purchase tender option bonds. A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate. (See the discussion of Structured Instruments, below.)

Municipal Leases

The fund may invest in participation interests (described below) in municipal leases or installment purchase contracts issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover the fund’s exposure.

Participation Interests

The fund may purchase from financial institutions tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations). A participation interest gives the fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. The fund has the right to sell the participation interest back to the

5

institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the fund. With respect to insurance, the fund will attempt to have the issuer of the participation interest bear the cost of the insurance, although a fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Although participation interests may be sold, the fund intends to hold them until maturity, except under the circumstances stated above. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that the fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Municipal Notes

The fund may invest in state and municipal notes. There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-exempt Commercial Paper

The fund may invest in tax-exempt commercial paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments

The fund may invest in municipal bonds issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in the fund receiving a variable rate on its investment.

6

Because of the variable rate nature of the instruments, when prevailing interest rates decline the fund’s yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, the fund’s yield will increase and its shareholders will have reduced risk of capital depreciation.

Municipal Obligation Components

The fund may invest in municipal obligations, the interest rate on which has been divided by the issuer into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process; whereas the second of the components (the “Residual Component”) pays a residual interest rate based on the difference between the total interest paid by the issuer on the municipal obligation and the auction rate paid on the Auction Component. The fund may purchase both Auction and Residual Components.

Because the interest rate paid to holders of Residual Components is generally determined by subtracting from a fixed amount the interest rate paid to the holders of Auction Components, the interest rate paid to Residual Component holders will decrease as the Auction Component’s rate increases and increase as the Auction Component’s rate decreases. Moreover, the magnitude of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed-rate municipal obligation having similar credit quality, redemption provisions and maturity.

Additional Risks Relating to Municipal Securities

Tax risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal and/or state income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by the fund and the value of the fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. The fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal law risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and ratings risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the

7

municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of the fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix C for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Risks associated with sources of liquidity or credit support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by domestic or foreign entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or the fund’s share price. Banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the subadviser believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities in the fund’s portfolio may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Taxable Municipal Obligations

The fund may invest in taxable municipal obligations. The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

8

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The subadviser cannot predict at this time the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of

9

their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds is not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The subadviser cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the

10

purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, 34 smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 99%. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

11

Investments In a Single State

The primary purpose of investing in a portfolio of a single state’s municipal securities is the special tax treatment accorded the state’s resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state’s issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of municipal securities, consider the greater risk of the concentration of the fund versus the safety that comes with a less concentrated investment portfolio and compare yields available in portfolios of state issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Municipal securities in which each fund’s assets are invested may include debt obligations of the municipalities and other subdivisions of the state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which municipal securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific details on each of these obligations in which fund assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the fund, the minimum rating(s) requirements. See Appendix C for a description of ratings and rating criteria. Some municipal securities may be rated based on a “moral obligation” contract, which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the “moral obligation” contract in the event of such non-appropriation.

Massachusetts Risk Factors

The fund intends to invest a high proportion of its assets in Massachusetts municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Massachusetts issuers and/or obligors of commonwealth, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future difficulties in the United States or Massachusetts and the resulting impact on the commonwealth will not adversely affect the market value of Massachusetts municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations.

It should also be noted that the fiscal condition and creditworthiness of Massachusetts may not have a direct relationship to the fiscal conditions or creditworthiness of other issuers or obligors of Massachusetts municipal securities. There is no obligation on the part of the Commonwealth of Massachusetts to make payments on those securities in the event of default.

Appendix A to this SAI provides a general description of the Commonwealth of Massachusetts’ credit and financial condition. Appendix A contains information from statements of issuers of Massachusetts municipal obligations, does not purport to be complete and speaks only as of the date indicated. The fund is not responsible for the accuracy, completeness or timeliness of this information.

Puerto Rico Risk Factors

Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico. These bonds may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

12

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy. Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. As of August 2008, Puerto Rico has indicated that the current recession has contributed to reduced government revenues.

There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the funds or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning obligations of the government of Puerto Rico, see Appendix B to this SAI. The summary set forth above and in Appendix B is included for the purpose of providing a general description of Puerto Rico’s credit and financial conditions, is based on information from statements of issuers of Puerto Rico municipal obligations (and, in the case of the above summary, other information issued by the commonwealth) and does not purport to be complete. The funds are not responsible for the accuracy, completeness or timeliness of this information.

Guam Risk Factors

Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in the Guam. These bonds may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

Guam, the westernmost territory of the U.S., is located 3,700 miles to the west-southwest of Honolulu, Hawaii and approximately 1,500 miles southeast of Tokyo, Japan. In 2008, the population of Guam was estimated to be 175,877.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, where approximately 80% of visitors to Guam originated in 2006, represents the primary source of income for Guam’s economy. A weak economy, war, epidemic outbreaks such as SARS or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, super typhoons and earthquakes. The U.S. military presence also affects economic activity on Guam in various ways. Economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forego some or all of the planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

United States Virgin Islands Risk Factors

Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands. These bonds may be affected by political, social and economic conditions in the U.S. Virgin Islands. The following is a brief summary of factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

13

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about the size of Washington, D.C. The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. In 2008, the population of the U.S. Virgin Islands was estimated at 109,840.

With tourist visits of approximately two million annually, tourism accounts for seventy percent (70%) of the Gross Domestic Product (GDP). Tourism-related services help increase private sector employment. Other private sector employment include wholesale and trade, manufacturing (petroleum refining, textiles, electronics, pharmaceuticals and watch assembly) and construction and mining. HOVENSA, one of the world’s largest petroleum refineries is located on the island of St. Croix and is the Territory’s largest private sector employer. The agricultural sector is small, with most of the islands’ food being imported. International business and financial services are small but growing components of the economy.

Other Debt and Fixed Income Securities

The fund may invest in other debt and fixed income securities. These securities share three principal risks: First, the level of interest income generated by the fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of the fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when the fund’s duration or average maturity is longer. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay. Common types of these instruments, and their associated risks, are discussed below.

Bank Obligations

The fund may invest in all types of bank obligations, including certificates of deposit (“CDs”) and bankers’ acceptances. U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

14

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of state branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Deferred Interest Bonds

The fund may invest in deferred interest bonds, which are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

High Yield Securities

High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds.” Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the fund to purchase and may also have the effect of limiting the ability of the fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by the fund may decline more than a portfolio consisting of higher rated securities. If the fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the fund and increasing the exposure of the fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

15

Subsequent to its purchase by the fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require sale of these securities by the fund, but the subadviser will consider the event in determining whether the fund should continue to hold the security.

Structured Notes and Related Instruments

The fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. These structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

U.S. Government Obligations

U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as Ginnie Mae certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac). U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, the fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

16

The fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters may provide the fund with a certain degree of protection against rising interest rates, the fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the fund is not entitled to exercise its demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

Zero Coupon and Pay-In-Kind Securities

A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. A fund investing in zero coupon bonds generally accrues income on such securities prior to the receipt of cash payments. Since the fund must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, to the extent that the fund invests in zero coupon bonds, it may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

Derivative Instruments—Options, Futures and Other Strategies

General. The fund may invest in certain options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities, various mortgage- related obligations and other derivative instruments (collectively, “Financial Instruments”) to, among other things, attempt to hedge its investments or attempt to enhance its return or yield through non-hedging strategies. Except as otherwise provided in the prospectus, this SAI or by applicable law, the fund may purchase and sell any type of Financial Instrument.

17

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (the “SEC”), the several exchanges upon which they are traded and the Commodity Futures Trading Commission. In addition, the fund’s ability to use Financial Instruments may be limited by tax considerations.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund’s portfolio. Thus, in a short hedge the fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the fund does not own a corresponding security and, therefore, the transaction does not relate to the portfolio security that the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the fund has invested or expects to invest. Financial Instruments on debt securities generally are used to hedge either individual securities or broad debt market sectors.

In addition to the instruments, strategies and risks described below, the subadviser expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadviser may utilize these opportunities to the extent that they are consistent with the fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. The fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below, and may result in losses to the fund. In general, these techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the fund. The fund’s use of derivatives may also increase the amount of taxes payable by its shareholders.

Successful use of most Financial Instruments depends upon the subadviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

The fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

18

The fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the fund.

Certain Risks Associated with Hedging Strategies. There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities or other assets being hedged.

Because there are a limited number of types of exchange-traded Financial Instruments, it is likely that the standardized contracts available will not match the fund’s current or anticipated investments exactly. The fund may invest in Financial Instruments based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the position in Financial Instruments will not track the performance of the fund’s other investments.

Prices of Financial Instruments can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund’s portfolio investments well. Prices of Financial Instruments are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the markets for Financial Instruments and the securities markets, from structural differences in how Financial Instruments and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell Financial Instruments with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund’s positions in Financial Instruments are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the fund entered into a short hedge because its subadviser projected a decline in the price of a security in the fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

Cover. Transactions using Financial Instruments, other than purchased options, expose the fund to an obligation to another party. The fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate on its books cash or liquid assets in the prescribed amount as determined daily. The fund may cover such transactions using other methods currently or as may be permitted in the future under the 1940 Act or orders issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the fund.

Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the fund’s assets to cover in accounts could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

19

Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The fund may purchase call options for any purpose. For example, a call option may be purchased by the fund as a long hedge. Call options also may be used as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the fund’s potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the fund either sells or exercises the option, any profit realized would be reduced by the premium.

The fund may purchase put options for any purpose. For example, a put option may be purchased by the fund as a short hedge. The put option enables the fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the fund may also suffer a loss as a result of writing options. For example, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security or currency at less than its market value. If the call option is an over the counter (“OTC”) option, the securities or other assets used as cover may be considered illiquid.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions.

The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the fund to realize profits or limit losses on an option position prior to its exercise or expiration.

20

A type of put that the fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the fund. An optional delivery standby commitment gives the fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options may result in the fund’s net asset value being more sensitive to changes in the value of the related instrument. The fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund, as well as the loss of any expected benefit of the transaction.

The fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If the fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or other instrument. Options purchased by the fund that expire unexercised have no value, and the fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by the fund expires unexercised, the fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the fund writes a call on an index it cannot provide in

21

advance for its potential settlement obligations by acquiring and holding the underlying securities. The fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the fund, as a call writer, will not learn that the fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts. A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of Financial Instrument called for in the contract in a specified delivery month at a stated price. The fund may invest in single security futures contracts to the extent permitted by applicable law. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield. To the extent permitted by applicable law and the fund’s investment policies, the fund may also write call and put options on futures contracts that are not covered.

In addition, futures strategies can be used to manage the average duration of the fund’s fixed income portfolio. If the subadviser wishes to shorten the average duration of the fund’s fixed income portfolio, the fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the

22

subadviser wishes to lengthen the average duration of the fund’s fixed income portfolio, the fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

Futures contracts may also be used for non-hedging purposes, such as to simulate full investment in underlying securities while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in a security, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract or option is priced more attractively than the underlying security or index.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit “initial margin.” Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the fund’s obligations to or from a futures broker. When the fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In contrast, when the fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying securities or currencies, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same currency or underlying security and delivery month). If an offsetting purchase price is less than the original sale price, the fund realizes a gain, or if it is more, the fund realizes a loss. If an offsetting sale price is more than the original purchase price, the fund realizes a gain, or if it is less, the fund realizes a loss. The fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

23

The fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the subadviser may still not result in a successful transaction. Of course, the subadviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

Where index futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

To the extent such instruments are permitted by applicable law and the fund’s investment policies, the fund may invest in security futures. Such investments are expected to be subject to risks similar to those of index future investing.

Combined Positions. The fund may purchase and write options in combination with each other, or in combination with other Financial Instruments, to adjust the risk and return characteristics of its overall position. For example, the fund may purchase a put option and write a call option on the same underlying instrument, in

24

order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Turnover. The fund’s options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. The fund may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of their portfolio, to protect against any increase in the price of securities the fund anticipates purchasing at a later date or to attempt to enhance yield. A swap involves the exchange by the fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price and yield because, and to the extent, these agreements affect the fund’s exposure to long- or short-term interest rates, non-U.S. currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

Swap agreements will tend to shift the fund’s investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency.

The fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or a non- U.S. corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap which may be significantly larger than the fund’s cost to enter into the credit default swap.

The fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the

25

preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the fund in the event of a default.

The net amount of the excess, if any, of the fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis, depending on whether a threshold amount (if any) is exceeded, and an amount of cash or liquid assets having an aggregate net asset value approximately equal to the accrued excess will be maintained as collateral. The fund will also maintain collateral with respect to its total obligations under any swaps that are not entered into on a net basis, and will maintain collateral as required by SEC guidelines from time to time with respect to caps and floors written by the fund.

Forward Commitments and When-Issued Securities. The fund may enter into commitments to purchase securities on a “forward commitment” basis, including purchases on a “when-issued” basis or a “to be announced” basis. When such transactions are negotiated, certain terms may be fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Such securities are often the most efficiently priced and have the best liquidity in the bond market. During the period between commitment and settlement, no payment is made by the purchaser for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. In a “to be announced” transaction, the fund commits to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage-backed securities transactions.

The fund may sell the securities subject to a forward commitment purchase, which may result in a gain or loss. When the fund purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen. Depending on market conditions, the fund’s forward commitment purchases could cause its net asset value to be more volatile. The fund may also enter into a forward commitment to sell securities they own and will generally do so only with the intention of actually delivering the securities. The use of forward commitments enables the fund to hedge against anticipated changes in interest rates and prices. In a forward sale, the fund does not participate in gains or losses on the security occurring after the commitment date. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined.

Forward commitment transactions involve additional risks similar to those associated with investments in options and futures contracts.

Flexibility. Generally, the foregoing is not intended to limit the fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the fund as broadly as possible. Statements concerning what the fund may do are not intended to limit any other activity. The fund maintains the flexibility to use Financial Instruments for any purpose consistent with applicable law and any express limitations in this SAI or the fund’s prospectus.

Repurchase Agreements

The fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. All repurchase agreements entered into by the fund shall be fully collateralized at all times during the period of the agreement in

26

that the value of the underlying security shall be at least equal to an amount of the loan, including interest thereon, and the fund or its custodian shall have control of the collateral, which the subadviser believes will give the applicable fund a valid, perfected security interest in the collateral. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements and Other Borrowings

The fund may engage in reverse repurchase agreements or other borrowing transactions as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. The fund may also engage in reverse repurchase agreements or other borrowing transactions in order to reinvest the proceeds in other securities or instruments.

A reverse repurchase agreement is a transaction in which the fund sells a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the fund agrees to repurchase the instrument at an agreed-upon time (normally within seven days) and at a price that is greater than the price that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash.

When the fund reinvests the proceeds of a reverse repurchase agreement in other securities, any fluctuations in the market value of either the securities the fund is committed to repurchase from the other party or any securities in which the proceeds are invested would affect the market value of the fund’s assets. In addition, if the fund is not able to reinvest the proceeds of the agreement at a rate equal to or higher than the rate that it is obligated to pay under the reverse repurchase agreement, engaging in the agreement will lower the fund’s income.

At the time the fund enters into a reverse repurchase agreement, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the agreement. The fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

Although a reverse repurchase agreement receives special treatment in the event of the bankruptcy or insolvency of one of the parties, there still may be delays and costs involved in the fund’s exercising its rights under the agreement.

Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the portfolio managers’ strategy and the ability of the fund to comply with certain provisions of the Code in order to provide pass-though tax treatment to shareholders. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.

27

Restricted and Illiquid Securities

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Securities sold through private placements are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and are not subject to the disclosure and other investor protection requirements that may be applicable if the securities were so registered.

To the extent required by applicable law and SEC guidance, no securities for which there is not a readily available market (“illiquid securities”) will be acquired by the fund if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the fund’s net assets. An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the fund has valued the security. Illiquid securities may be difficult to value, and the fund may have difficulty disposing of such securities promptly.

Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The fund intends to rely on this rule, to the extent appropriate, to deem specific securities acquired through private placement as “liquid.” The Board of Trustees (the “Board”) has delegated to the subadviser the responsibility for determining whether a particular security eligible for trading under this rule is “liquid.” Investing in these restricted securities could have the effect of increasing the fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, each subadviser, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid for purposes of limitations on the amount of illiquid investments the fund may own. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

Stand-By Commitments

The fund may acquire “stand-by commitments” with respect to municipal obligations held in its portfolio. Under a stand-by commitment a dealer agrees to purchase, at the fund’s option, specified municipal obligations at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise.

Because the fund may invest in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the fund and affect its share price. The fund will acquire stand-by commitments to facilitate fund liquidity and may or may not exercise rights thereunder for trading purposes. The fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal obligation and similarly decreasing such security’s yield to investors. Gains realized in connection with stand-by commitments will be taxable.

Subordinated Securities

The fund may invest in securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include

28

so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are deemed by the subadviser to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Short-Term Trading

Fund transactions will be undertaken principally to accomplish the fund’s investment objective in relation to anticipated movements in the general level of interest rates, but the fund may also engage in short-term trading consistent with its investment objective.

New Investment Products

New types of derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund expects to invest in those new types of securities and instruments that its subadviser believes may assist the fund in achieving its investment objective.

Alternative Investment Strategies and Temporary Investments

At times the subadviser may judge that conditions in the securities markets make pursuing the fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, the subadviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund’s assets. In implementing these defensive strategies, the fund may invest without limit in securities that the subadviser believes present less risk to the fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities the subadviser considers consistent with such defensive strategies, such as, but not limited to, options, futures, warrants or swaps. During periods in which such strategies are used, the duration of the fund may diverge from the duration range for the fund disclosed in its prospectus (if applicable). It is impossible to predict when, or for how long, the fund will use these alternative strategies. As a result of using these alternative strategies, the fund may not achieve its investment objective.

Non-Diversified Classification

The fund is currently classified as a non-diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. A non-diversified fund is not subject to these limitations. Therefore, a non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, the fund is subject to greater risk than a diversified fund. Under the 1940 Act, the fund may change their classification from non-diversified to diversified without shareholder approval.

The fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code, which will relieve the fund of any liability for federal income taxes to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, the fund will limit its investments so that, at the close of each quarter of its taxable year, (a) not more than 25% of the market value of the fund’s total assets will be invested in the securities (other than U.S. government securities and securities of other regulated investment companies) of a single issuer, and (b) with respect to 50% of the market value of its total

29

assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer.

Ratings as Investment Criteria

In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the subadviser to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix C to this SAI contains further information concerning the rating categories of NRSROs and their significance.

Lending of Portfolio Securities

Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. Loans of securities will be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received by the fund will be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for the purpose of investing cash collateral. During the term of the loan, the fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, will receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides the fund with collateral other than cash, the borrower is also obligated to pay the fund or portfolio a fee for use of the borrowed securities. The fund does not have the right to vote any securities having voting rights during the existence of the loan, but would retain the right to call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. In addition, the fund could suffer loss if the loan terminates and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If the subadviser determines to make loans, it is not intended that the value of the securities loaned by the fund would exceed 33 1/3% of the value of its net assets.

DISCLOSURE OF PORTFOLIO HOLDINGS

For funds in the Legg Mason Partners family of funds, each fund’s board of trustees has adopted policies and procedures developed by the fund’s manager with respect to the disclosure of the fund’s portfolio securities and any ongoing arrangements to make available information about each fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the fund’s distributor, or its affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

30

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter-end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end, and/or posting the information to a Legg Mason or the fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A fund’s sector weightings, yield and duration (for fixed income funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees, and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor Legg Mason nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by a fund’s board of trustees.

The approval of a fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with

31

the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported annually to a fund’s board of trustees.

Generally, the fund discloses its complete portfolio holdings approximately 25 days after calendar quarter-end on Legg Mason’s website http://www.leggmason.com/individualinvestors.

Set forth below is a list, as of December 31, 2008, of those parties with whom LMPFA, on behalf of the fund, has authorized ongoing arrangements that include the release of portfolio holdings information, the frequency of the release under such arrangements and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter-End
Lipper	Quarterly	25 Days after Quarter-End
S&P	Quarterly	25 Days after Quarter-End
Morningstar	Quarterly	25 Days after Quarter-End
Vestek	Daily	None
Factset	Daily	None
The Bank of New York	Daily	None
Thomson	Semi-annually	None
Dataware	Daily	None
ITG	Daily	None

Portfolio holdings information for the fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter-End
Mercer	Quarterly	25 Days after Quarter-End
eVestment Alliance	Quarterly	25 Days after Quarter-End
CRA RogersCasey	Quarterly	25 Days after Quarter-End
Cambridge Associates	Quarterly	25 Days after Quarter-End
Marco Consulting	Quarterly	25 Days after Quarter-End
Wilshire	Quarterly	25 Days after Quarter-End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter-End
CheckFree (Mobius)	Quarterly	25 Days after Quarter-End
Nelsons Information	Quarterly	25 Days after Quarter-End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly(Calendar)	1-3 Business Days after Quarter-End
Elkins/McSherry	Quarterly(Calendar)	1-3 Business Days after Quarter-End

32

Recipient	Frequency	Delay before dissemination
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month-End	None
SunTrust	Weekly and Month-End	None
New England Pension Consultants	Quarterly	25 Days after Quarter-End
Evaluation Associates	Quarterly	25 Days after Quarter-End
Watson Wyatt	Quarterly	25 Days after Quarter-End
S&P (Rating Agency)	Weekly Tuesday Night*	1 Business Day*
Moody’s (Rating Agency)	Monthly*	6-8 Business Days*
Electra Information Systems	Daily	None
SunGard	Daily	None

*	For a money market fund, the frequency of the release of information to this recipient may be weekly and there may be no delay in the release of the information.

The fund’s portfolio holdings policy is designed to prevent sharing of portfolio information with third parties who have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the subadviser may manage accounts other than the fund that have investment objectives and strategies similar to those of the fund. Because these accounts may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account may be able to infer the portfolio holdings of the fund from the portfolio holdings in the investor’s account.

PORTFOLIO TRANSACTIONS

Subject to policies as may be established by the fund’s Board from time to time, the subadviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

Pursuant to its sub-advisory agreement, the subadviser is authorized to place orders pursuant to its investment determinations for the fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the fund and/or the other accounts over which the manager, the subadviser or their affiliates exercise investment discretion. The subadviser is

33

authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers who effect securities transactions for the fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the manager or the subadviser in servicing the fund. Not all of these research services are used by the subadviser in managing any particular account, including the fund.

For the fiscal year ended November 30, 2008, the fund did not pay any commissions on brokerage transactions directed to brokers because of research services provided.

The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The fund’s Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

Effective December 1, 2007, Citigroup Global Markets, Inc. (“CGMI”) no longer serves as a distributor of the fund.

The fund did not pay any brokerage commissions during its past three fiscal years. For the fiscal years ended November 30, 2007 and November 30, 2008, the fund paid no brokerage commissions to LMIS or its affiliates.

As of November 30, 2008, the fund did not hold any securities issued by the fund’s regular broker-dealers.

In certain instances, there may be securities that are suitable as an investment for the fund as well as for one or more of the subadviser’s other clients. Investment decisions for the fund and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same manager, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other funds managed by the subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities

34

owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. The fund’s portfolio turnover rate generally is not expected to exceed 100%, but the portfolio turnover rate will not be a limiting factor should the subadviser deem it advisable to purchase or sell securities.

Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in overall demand for or supply of various types of tax exempt securities.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates. For the fiscal years ended November 30, 2007 and 2008, the portfolio turnover rates were 21% and 13%, respectively.

INVESTMENT POLICIES

The fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of a fund cannot be changed without the vote of a majority of the outstanding securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a fund meeting, if the holders of more than 50% of the voting securities of the fund are present in person or represented by proxy, or (b) more than 50% of the voting securities of the fund. The Board may change the non-fundamental restrictions at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Fundamental Investment Policies

The fund’s fundamental policies are as follows:

1.	The fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.	The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.	The fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.	The fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

35

5.	The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

6.	The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7.	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry.

8.	Under normal circumstances, the fund invests at least 80% of its assets in investment grade Massachusetts municipal securities or other investments with similar economic characteristics.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus, subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently the fund does not contemplate borrowing money for leverage, but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

36

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a sub-adviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

37

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to investments in Massachusetts municipal securities set forth in (8) above, the fund considers any investments in Massachusetts municipal securities that pay interest subject to the AMT as part of the 80% of the fund’s assets that must be invested in Massachusetts municipal securities.

The fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies

Under the non-fundamental investment policies adopted by the fund, the fund may not:

1.	Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2.	Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

3.	Purchase or sell oil and gas interests.

4.	Invest in companies for the purpose of exercising control.

5.	Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent permitted by Section 12 of the 1940 Act (currently, up to 5% of the total assets of the fund and no more than 3% of the total outstanding voting stock of any one investment company).

6.	Engage in the purchase or sale of put, call, straddle or spread options or in the writing of such options, except that the fund may make margin deposits in connection with municipal bond index and interest rate futures contracts and may purchase and sell options on municipal bond index and interest rate futures contracts.

38

MANAGEMENT

The business and affairs of the fund are managed by or under the direction of the Board. The Board elects officers who are responsible for the day-to-day operations of the fund and who execute policies authorized by the Board.

The Trustees, including the Trustees of the fund who are not “interested persons” of the fund (the “Independent Trustees”) as defined in the 1940 Act, and executive officers of the fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

Name and Year of Birth	Position(s) with Fund	Term of Office[1] and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Independent Trustees:

Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	66	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Formerly, Director, Alzheimer’s Association (New England Chapter)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (2003 to 2004); former Special Advisor to the President, Texas A&M University (2002 to 2003); Formerly, Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)	66	None

39

Name and Year of Birth	Position(s) with Fund	Term of Office[1] and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	66	None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	66	None

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	66	None

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)	66	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); Formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	66	None

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	66	None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002)	66	None

40

Name and Year of Birth	Position(s) with Fund	Term of Office[1] and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	66	Chairman since 2005 and Trustee since 2000, Eclipse Funds (3 funds); Chairman since 2005 and Director since 1990, Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee, The MainStay Funds (21 funds) (since June 2007); Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since June 2007)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	66	Director, Cardinal Financial Corporation (since November 2006); Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	66	None

41

Name and Year of Birth	Position(s) with Fund	Term of Office[1] and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex to be Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Interested Trustee and Officer:

R. Jay Gerken, CFA[3] Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board, and Trustee/Director of 158 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); Formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	145	Former Trustee, Consulting Group Capital Markets Funds (2002 to 2006)

[1]	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason Partners fund complex.
[3]	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

42

Name, Year of Birth and Address	Position(s) with Fund	Term of Office[1] and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
Additional Officers:

Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason, Inc. (since 2006); Managing Director of Compliance at Legg Mason & Co (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005)

David Castano Born 1971 55 Water Street New York, NY 10041	Controller	Since 2007	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); Previously, Assistant Treasurer of Lord Abbett mutual funds (2004 to 2006); Supervisor at UBS Global Asset Management (2003 to 2004); Prior to 2003, Accounting Manager at CAM

John Chiota Born 1968 100 First Stamford Place, Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

Robert I. Frenkel Born 1954 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Managing Director and General Counsel of Global Mutual Funds for CAM (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003); Previously, Secretary of CFM (2001 to 2004)

Frances M. Guggino Born 1957 55 Water Street New York, NY 10041	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. (since 2005); Director at CAM (1992 to 2005); Treasurer and/or Controller of certain funds associated with Legg Mason & Co. (since 2005); Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)

Thomas C. Mandia Born 1962 100 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

43

Name, Year of Birth and Address	Position(s) with Fund	Term of Office[1] and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
Matthew Plastina Born 1970 55 Water Street New York, NY 10041	Controller	Since 2007

Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Previously, Assistant Controller of certain mutual funds associated with

Legg Mason (2002 to 2007)

[1]	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
[2]	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Officers of the fund receive no compensation from the fund, although they may be reimbursed by the fund for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has four standing Committees: the Audit Committee, Nominating and Governance Committee (referred to as the Nominating Committee), Investment and Performance Committee (referred to as the Performance Committee) and Pricing Committee. Each of the Audit, Nominating and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees, among other things, the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the fund, and the qualifications and independence of the fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

44

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the fund’s investment management and subadvisory arrangements.

The Pricing Committee is charged with determining the fair value prices for securities when required.

The Trust’s Board oversees all of the fixed-income-type funds in the fund complex. The Board met four times during the fund’s last fiscal year. The Audit, Nominating, Performance and Pricing Committees met eight, four, four and twelve times, respectively, during the fund’s last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2008.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee
Independent Trustees:
Elliott J. Berv	None	None
A. Benton Cocanougher	None	Over $100,000
Jane F. Dasher	None	Over $100,000
Mark T. Finn	None	Over $100,000
Rainer Greeven	None	$10,001-$50,000
Stephen Randolph Gross	None	None
Richard E. Hanson, Jr.	None	Over $100,000
Diana R. Harrington	None	$10,001-$50,000
Susan M. Heilbron	None	$10,001-$50,000
Susan B. Kerley	None	Over $100,000
Alan G. Merten	None	Over $100,000
R. Richardson Pettit	None	Over $100,000

Interested Trustee:
R. Jay Gerken	None	Over $100,000

As of February 15, 2009, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the fund’s manager or subadviser or LMIS, or in a person (other than a

45

registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, the subadviser or the distributor of the fund.

Information regarding compensation paid by the fund to its Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the fund for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The fund pays a pro rata share of the Trustee fees based upon asset size. The fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $160,000, plus $20,000 for each regularly scheduled Board meeting attended in person and $2,500 for certain telephonic Board and committee meetings in which that Trustee participates. The lead independent trustee will receive an additional $25,000 per year and the Chairs of the Audit Committee and Performance Committee will each receive an additional $15,000 per year.

The Trustees took office in April 2007. Information regarding compensation paid to the Trustees is shown below.

Name	Aggregate Compensation from the Fund for Fiscal Year Ended November 30, 2008	Total Pension or Retirement Benefits Paid as Part of Fund Expenses for Fiscal Year Ended November 30, 2008	Total Compensation from Fund Complex Paid to Trustee for Calendar Year Ended December 31, 2008	Number of Portfolios in Fund Complex Overseen by Trustee for Fiscal Year Ended November 30, 2008
Independent Trustees:
Elliott J. Berv	$140	(1)	$267,000	68
A. Benton Cocanougher	$154	(1)	$292,000	68
Jane F. Dasher	$140	$0	$284,000	68
Mark T. Finn	$140	(1)	$259,900	68
Rainer Greeven	$139	$0	$259,000	68
Stephen Randolph Gross	$148	(1)	$280,500	68
Richard E. Hanson, Jr.	$140	$0	$267,000	68
Diana R. Harrington	$150	(1)	$281,500	68
Susan M. Heilbron	$140	$0	$267,000	68
Susan B. Kerley	$140	(1)	$263,000	68
Alan G. Merten	$138	(1)	$262,000	68
R. Richardson Pettit	$141	(1)	$265,500	68

Interested Trustee:
R. Jay Gerken(2)	$0	$0	$0	149

(1)	Pursuant to prior retirement plans, certain Trustees have received or are entitled to receive benefits as follows: Mr. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Finn: $306,079; Mr. Gross: $318,788; Ms. Harrington: $348,670; Ms. Kerley: $217,984; Mr. Merten: $405,257; and Mr. Pettit: $424,976. Each fund formerly overseen by these Trustees will pay a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have reimbursed these funds an amount equal to 50% of these benefits.
(2)	Mr. Gerken was not compensated for his services as a Trustee because of his affiliation with the manager.

As of February 15, 2009, all Trustees and officers of the fund as a group owned less than 1% of the outstanding shares of the fund.

46

As of March 15, 2009, to the knowledge of the fund, the following persons owned beneficially or of record 5% or more, as indicated, of the outstanding shares of the following classes of the fund:

Class	Name and Address	Percentage of Class
A	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills MD 21117-5184	47.4%

A	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246	7.4%

A	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4122	5.6%

B	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills MD 21117-5184	48.3%

B	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills MD 21117-5184	8.9%

C	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills MD 21117-5184	36.0%

C	MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246	23.8%

I	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills MD 21117-5184	12.5%

I	NFS LLC FEBO Buskey Living Trust John Buskey U/A 12/15/2006 30 Blanchard Street Gardner MA 01440	11.7%

I	NFS LLC FEBO Eric P Hanson Jennifer M Hanson 38 Carriage Drive Lowell MA 01852	8.4%

47

Class	Name and Address	Percentage of Class
I	NFS LLC FEBO Douglas J Milne Gail E Milne 30 Hillcrest Drive Tyngsboro MA 01879	7.4%

I	NFS LLC FEBO John S Gillis TTEE John S Gillis Revocable Trust U/A 11/7/02 25 Coolidge Circle Northboro MA 01532	6.5%

I	NFS LLC FEBO Thomas M Benfey Jane S Benfey 11 Emily Road Tewksbury MA 01876	5.4%

I	NFS LLC FEBO William F Brooks ESQ TTEE IRRVOC Special Needs TR for Sarah Rindone, U/A 5/19/03 201 Great Road Acton MA 01720	5.1%

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager and provides certain oversight services to the fund pursuant to an investment management agreement (the “Management Agreement”). LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of certain other Legg Mason-sponsored funds. As of December 31, 2008, LMPFA’s total assets under management were approximately $172 billion. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2008, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $698 billion.

The manager has agreed, under the Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into a sub-advisory agreement, as described below.

The Management Agreement will continue in effect from year to year, provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of a fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose.

48

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. The Management Agreement is not assignable by the Trust except with the consent of the manager.

The Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the manager is not protected against any liability to the fund to which the manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its duties or reckless disregard of its obligation and duties under the Management Agreement.

For its services under the Management Agreement, LMPFA receives an investment management fee that is calculated daily and payable monthly according to the following schedule:

Average Daily Net Assets	Investment Management Fee Rate
First $500 million	0.50%
In excess of $500 million	0.48%

The manager has agreed to waive management fees and/or reimburse expenses at the rate necessary to limit total annual operating expenses for Class A to 0.75% of average net assets. The manager has also agreed to waive management fees and/or reimburse expenses for Class B, Class C, Class FI and Class I at the same rate as it waives fees and/or reimburses expenses for Class A. The manager may change or eliminate the voluntary expense limitation at any time.

For the fiscal years ended November 30, 2006, 2007 and 2008, the fund incurred management fees of $349,254, $468,215 and $567,949, respectively.

For the fiscal year ended November 30, 2006, 2007 and 2008 the manager waived fees and/or reimbursed expenses in the amount of $90,578, $170,724 and $27,590, respectively.

Subadviser

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of the fund as subadviser pursuant to a sub-advisory agreement (“Sub-Advisory Agreement”). Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2008, the total assets under management of Western Asset and its supervised affiliates were approximately $513.3 billion. Western Asset is a wholly-owned subsidiary of Legg Mason.

Under the Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will manage the fund’s portfolio (or allocated portion thereof) in accordance with the fund’s stated investment objective(s) and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the fund.

49

The Sub-Advisory Agreement will continue in effect from year to year, provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the subadviser. The subadviser may terminate the Sub-Advisory Agreement on 90 days’ written notice to the fund and the manager. The manager and the subadviser may terminate the Sub-Advisory Agreement upon their mutual written consent. The Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser and shall not be assignable by the manager without the consent of the subadviser.

The Sub-Advisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Sub-Advisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the subadviser is not protected against any liability to the fund or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

As compensation for its sub-advisory services, the manager will pay the subadviser a fee equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements. For the fiscal year ended November 30, 2008, the manager paid the subadviser a fee of $378,251.

Expenses

In addition to amounts payable under the Management Agreement and the Distribution Plan (as discussed below), the fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Trustees and employees; litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Trustees and officers with respect thereto.

Management may agree to waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/or reimbursements are described in the fund’s Prospectus. The contractual and voluntary fee waivers and/or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee

50

disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time.

A voluntary expense cap may be reduced or terminated at any time. In order to implement a voluntary expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously voluntarily forgone or reimbursed by the manager to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the voluntary expense cap. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the voluntary expense cap. The Board has been apprised of the voluntary expense cap and recapture arrangement.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, each of the fund, the manager, the subadviser and the distributor has adopted a Code of Ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the Codes of Ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the fund, the manager, the subadviser and the distributor are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or the subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the fund to the subadviser through its contract with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

51

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix D to this SAI. Information regarding how the fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling (888) 425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report on the fund’s financial statements and financial highlights for the fiscal year ending November 30, 2009.

Counsel

Bingham McCutchen LLP, located at One Federal Street, Boston, Massachusetts 02110-1726, serves as counsel to the fund.

Sullivan & Worcester LLP, located at 1666 K Street, N.W., Washington DC 20006, serves as counsel to the Independent Trustees.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things: maintains a custody account or accounts in the name of the fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies, nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also acts as the fund’s securities lending agent, and in that case, would receive a share of the income generated by such activities.

Following the close of business on April 3, 2009, Boston Financial Data Services, Inc. (on and after April 4, 2009, the “transfer agent”), located at 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as the fund’s transfer agent. Under the transfer agency agreement, the transfer agent will maintain the shareholder account records for the fund, handle certain communications between shareholders and the fund and distribute dividends and distributions payable by the fund. For these services, the transfer agent will receive a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and will be reimbursed for out-of-pocket expenses.

Prior to close of business on April 3, 2009, PNC Global Investment Servicing (U.S.) Inc. (“PNC” or, until close of business on April 3, 2009, “the transfer agent”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the fund’s transfer agent. Under the transfer agency agreement, PNC maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, PNC receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for out-of-pocket expenses.

52

PORTFOLIO MANAGERS

The following tables set forth certain additional information with respect to the portfolio managers for the fund. Unless noted otherwise, all information is provided as of November 30, 2008.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Unless otherwise noted, no accounts shown are subject to fees based on performance.

Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
S. Kenneth Leech	114 registered investment companies with $99.9 billion in total assets under management	283 other pooled investment vehicles with $189.8 billion in assets under management (of which 8 other pooled investment vehicles with $1.2 billion in total assets under management pay a performance fee)	981 other accounts with $214.9 billion in total assets under management (of which 95 other accounts with $23 billion in total assets under management pay a performance fee)
Stephen A. Walsh	114 registered investment companies with $99.9 billion in total assets under management	283 other pooled investment vehicles with $189.8 billion in assets under management (of which 8 other pooled investment vehicles with $1.2 billion in total assets under management pay a performance fee)	981 other accounts with $214.9 billion in total assets under management (of which 95 other accounts with $23 billion in total assets under management pay a performance fee)
Robert E. Amodeo	25 registered investment companies with $30.4 billion in total assets under management	None	21 other accounts with $2.1 billion in total assets under management (of which 1 other account with $333.1 million in total assets under management pay a performance fee)
Joseph P. Deane	25 registered investment companies with $30.4 billion in total assets under management	None	21 other accounts with $2.1 billion in total assets under management (of which 1 other account with $333.1 million in total assets under management pay a performance fee)
David T. Fare	25 registered investment companies with $30.4 billion in total assets under management	None	21 other accounts with $2.1 billion in total assets under management (of which 1 other account with $333.1 million in total assets under management pay a performance fee)

53

Portfolio Manager Compensation

Western Asset’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation, with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account, though relative performance against the stated benchmark and its applicable Lipper peer group is also considered. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These were determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for all the portfolio managers listed in the table above.

The manager, the subadviser and the fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager, the subadviser and the individuals that they employ. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

54

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio managers determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to brokers/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of fund securities by each portfolio manager.

Portfolio Manager	Dollar Range of Ownership of Securities in the Fund
S. Kenneth Leech	None
Stephen A. Walsh	None
Robert E. Amodeo	None
Joseph P. Deane	None
David T. Fare	None

55

DISTRIBUTION

Distributor

LMIS, a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, serves as the fund’s sole and exclusive distributor pursuant to a written agreement dated December 1, 2005 (the “Distribution Agreement”). Prior to December 1, 2007, CGMI, an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), served as the fund’s distributor along with LMIS.

Under the Distribution Agreement, the distributor is appointed as non-exclusive principal underwriter and distributor in connection with the offering and sale of shares of the fund. The distributor offers the shares on an agency or “best efforts” basis under which the fund issues only the number of shares actually sold.

The Distribution Agreement is renewable from year to year with respect to the fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of trustees who are not parties to such agreement or interested persons of any party by votes case in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to the fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act.

Dealer allowances are described in the fund’s prospectus.

Initial Sales Charges

The aggregate dollar amount of initial sales charges on Class A shares received by LMIS, CGMI and its affiliates during the fiscal years ended November 30, 2006, 2007 and 2008 were as follows:

Class A Shares

	Fiscal Year Ended November 30, 2008	Fiscal Year Ended November 30, 2007	Fiscal Year Ended November 30, 2006
Class A	$24,954	$48,206	$0

*	All initial sales charges paid during the fiscal year ended November 30, 2005 were paid to CGMI.

Contingent Deferred Sales Charges

The aggregate dollar amount of contingent deferred sales charges on Class A, Class B and Class C shares received by LMIS, CGMI and their affiliates during the fiscal years ended November 30, 2006, 2007 and 2008 were as follows:

	Fiscal Year Ended November 30, 2008	Fiscal Year Ended November 30, 2007	Fiscal Year Ended November 30, 2006
Class A	$24,934	$10,927	$0
Class B	$6,473	$7,924	$9,423
Class C	$8,647	$2,233	$218

56

Services and Distribution Plan Arrangements

The fund has adopted an amended shareholder services and distribution plan (the “Distribution Plan”) pursuant to Rule l2b-1 under the 1940 Act with respect to its Class A, Class B, Class C and Class FI shares. Under the Distribution Plan, the fund pays service and distribution fees to LMIS for the services LMIS provides and expenses LMIS bears with respect to the distribution of Class A, Class B, Class C and Class FI shares and services LMIS provides to Class A, Class B, Class C and Class FI shareholders. Under the Distribution Plan, the fund pays monthly fees at the annual rate not to exceed 0.15% of the average daily net assets of the fund attributable to that class in the case of Class A shares, not to exceed 0.65% of the average daily net assets of the fund attributable to that class in the case of Class B shares, not to exceed 0.70% of the average daily net assets of the fund attributable to that class in the case of Class C shares and not to exceed 0.25% of the average daily net assets of the fund attributable to that class in the case of Class FI shares.

Fees under the Distribution Plan may be used to make payments to the distributor for distribution services, to Service Agents in respect of the sale of shares of the fund, and to other parties in respect of the sale of shares of the fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the Distribution Plan are not tied directly to expenses, the amount of the fees paid by a class of the fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan (except as otherwise described in the next paragraph). This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the expenses exceed the fees provided for by the Distribution Plan, the fund will not be obligated to pay more than those fees and, if expenses incurred are less than the fees paid to the distributor and others, the distributor and others will realize a profit.

The Distribution Plan recognizes that various service providers to the fund, such as its manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including past profits or payments received from the fund for other purposes, such as management fees. The Distribution Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund, the payments are deemed to be authorized by the Distribution Plan.

Under its terms, the Distribution Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan. The Distribution Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Distribution Plan also must be approved by the Trustees, including all of the Independent Trustees, in the manner described above. The Distribution Plan may be terminated with respect to a class at any time, without penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of such class of the fund (as defined in the 1940 Act).

57

As contemplated by the Distribution Plan, the distributor acts as an agent of the Trust in connection with the offering of shares of the fund pursuant to the Distribution Agreement.

The following service and distribution fees were incurred by the fund pursuant to the Distribution Plan during the periods indicated:

	Fiscal Year Ended November 30, 2008	Fiscal Year Ended November 30, 2007	Fiscal Year Ended November 30, 2006
Class A	$141,565	$116,986	$79,475
Class B	$35,441	$53,261	$80,654
Class C	$96,040	$52,208	$31,211

Distribution expenses incurred by LMIS for advertising, printing and mailing prospectuses, support services and overhead expenses, payments to their financial advisers or registered representative and for accruals for interest on expenses incurred in the distribution of the fund’s shares for the fiscal year ended November 30, 2008 are set forth in the following tables:

	Financial Consultants Compensation	Third Party Service Fees	Marketing Distribution	Printing Expenses	Total Expenses
Class A	$0	$139,581	$0	N/A	$139,581
Class B	$6,251	$8,039	$0	$789	$15,079
Class C	$40,266	$50,595	$45,392	$2,456	$138,709

Dealer reallowances are described in the fund’s prospectus.

PURCHASE OF SHARES

General

Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, B, C, FI or I shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements, please see the fund’s prospectus.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason; (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, Inc., are referred to herein as “Board Members”); (iii) current employees of Legg Mason, Inc. and its subsidiaries; (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21); and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the New York Stock Exchange (the “NYSE”) on any day the fund calculates its net asset value are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund’s agent prior to its close of business. Payment must be made with the purchase order.

58

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, the distributor or the transfer agent is authorized through preauthorized transfers of at least $25 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by the distributor or the transfer agent. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

The following classes of shares are available for purchase. See the prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value (“NAV”) plus an initial sales charge, as described in the fund’s prospectus.

Members of the selling group may receive a portion of the sales charge as described in the fund’s prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at NAV without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class B and C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class B and C Shares. Class B and C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class FI and I Shares. Class FI and I shares are sold at NAV with no initial sales charge and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired board members of Legg Mason, (ii) current and retired Board Members, (iii) current employees of Legg Mason and its subsidiaries, (iv) the “immediate families” of such persons, and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements or other arrangements with the fund’s distributor, and to the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

59

(c) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(f) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by (affiliated and non-affiliated) broker-dealers and other financial institutions that have entered into agreements with the distributor.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

Accumulation Privilege—Please see the fund’s prospectus for information regarding accumulation privileges.

Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the fund’s distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of five Asset Level Goal amounts, as follows:

(1) $100,000	(4) $750,000
(2) $250,000	(5) $1,000,000
(3) $500,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the distributor.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter of Intent will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter of Intent, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter of Intent.

Eligible Fund Purchases. Generally, any shares of a fund sold by a distributor may be credited towards your Asset Level Goal. Shares of certain money market funds acquired by exchange from other funds offered with a sales charge and sold by the distributor may be credited toward your Asset Level Goal. Certain funds and certain classes of shares of other funds sold by the distributor may not be credited to your Asset Level Goal until May 18, 2009. This list may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

60

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent; and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter of Intent. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter. You may cancel a Letter of Intent by notifying the transfer agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter of Intent will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter of Intent) is accepted, will be held in escrow during the term of your Letter of Intent. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter of Intent are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal, whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter of Intent before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter of Intent. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

61

Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class C shares and Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed, as further described in the prospectus. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

Class B shares will convert automatically to Class A shares approximately eight years after the date on which they were purchased, and thereafter, will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The fund’s distributor receives contingent deferred sales charges in partial consideration for the expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) involuntary redemptions; (e) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (f) tax-free returns of an excess contribution to any retirement plan; and (g) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor or the manager.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Determination of Public Offering Price

The fund offers its shares on a continuous basis. The public offering price for each class of shares of the fund is equal to the net asset value per share at the time of purchase, plus for Class A shares, an initial sales

62

charge based on the aggregate amount of the investment. A contingent deferred sales charge, however, is imposed on certain redemptions of Class A, B and C shares.

Set forth below is an example of the method of computing the offering price of the Class A shares of the fund, based on the net asset value of a share of the fund as of November 30, 2008.

Class A (based on a net asset value of $11.36 and a maximum initial sales charge of 4.25%)	$11.86

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

The fund no longer issues share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

63

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share Price” in the fund’s prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the fund’s prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of the fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal.

VALUATION OF SHARES

The net asset value per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday, except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. Please see the fund’s prospectus for a description of procedures used by the fund in valuing its assets.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then current net asset value. The distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

64

Class A, FI and I Exchanges. Class A, FI and I shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Class B Exchanges. Class B shares of the fund may be exchanged for other Class B shares without a contingent deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

Class C Exchanges. Class C shares of the fund may be exchanged for other Class C shares without a contingent deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

Additional Information Regarding the Exchange Privilege

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent purchases and redemptions of fund shares” in the prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the fund’s prospectus for additional information. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

DIVIDENDS AND DISTRIBUTIONS

The fund’s policy is to declare and pay exempt-interest dividends, if any, monthly. Dividends from net realized capital gains, if any, will be distributed annually. The fund may also pay additional dividends before December 31 each year from certain amounts of undistributed ordinary income and capital gains, in order to avoid federal income and excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same class at net asset value, with no additional sales charge or contingent deferred sales charge. A shareholder may change the option at any time by notifying his or her Service Agent.

The per share amounts of the exempt-interest dividends on Class B and Class C shares will be lower than on Class A, Class FI and Class I shares, mainly as a result of the distribution fees applicable to Class B and Class C shares. Similarly, the per share amounts of exempt-interest dividends on Class A shares will be lower than on

65

Class I shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same across all classes of fund shares (A, B, C, FI and I).

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state) income tax considerations affecting the fund and its shareholders. This discussion is very general. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The fund and its investments. The fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government Securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

The fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of the RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current and accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends will be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in

66

the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

On November 30, 2008, the unused capital loss carryovers by the fund were approximately $2,789,908. For federal income tax purposes, this amount is available to be applied against future capital gains of the fund, if any, that are realized prior to the expiration of the applicable carryover. The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on November 30 of the years indicated below.

	2010	2011	2012	2013	2016
Carryforward Amounts	$114,960	$554,670	$1,206,214	$644,828	$269,236

The fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the fund level, the fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, foreign contract option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

67

In general, gain or loss on a short sale is recognized when the fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by the fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the fund for more than one year. In general, the fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, the fund may make or receive periodic net payments. The fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

The fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules, or rules applicable to partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the fund, the fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Taxation of Shareholders. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (“IRS”).

68

Exempt-interest dividends paid by the fund are exempt from regular federal income taxes. Distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gain, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. The fund does not expect to realize a significant amount of capital gains.

Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a taxable dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Because the fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares is not deductible for U.S. federal income tax purposes and Massachusetts personal income tax purposes. If a shareholder receives exempt-interest dividends with respect to shares of the fund and if such shares are held by the shareholder for six months or less, then, for federal income tax purposes, any loss on the sale or exchange of such shares may, to the extent of the exempt-interest dividends, be disallowed. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends received from the fund may, under certain circumstances, cause a portion of such benefits to be subject to federal income tax. Furthermore, any portion of an exempt-interest dividend paid by the fund that represents income derived from certain revenue or private activity bonds held by the fund may not retain its federal tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes.

Shareholders should consult their own tax advisors as to determine whether they are (a) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (b) subject to a federal alternative minimum tax, the federal branch profits tax or the federal “excess net passive income” tax.

Upon the sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in his or her shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or fewer will be disallowed to the extent of any exempt-interest dividends received by a shareholder with respect to such shares and, to the extent not disallowed, will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of

69

a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. The fund may be required in certain circumstances to apply backup withholding at the rate of 28% on dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Notices. Shareholders will receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax and Massachusetts personal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year. These statements also will designate the amount of exempt-interest dividends that is a preference item for purposes of the federal individual and corporate alternative minimum taxes. The dollar amount of dividends excluded or exempt from federal income taxation and Massachusetts personal income taxation and the dollar amount of dividends subject to federal income taxation and Massachusetts personal income taxation, if any, will vary for each shareholder depending upon the size and duration of such shareholder’s investment in the fund. To the extent the fund earns taxable net investment income, it intends to designate as taxable dividends the same percentage of each day’s dividend as its taxable net investment income bears to its total net investment income earned on that day.

Massachusetts Taxation. Individual shareholders of the fund who are otherwise subject to Massachusetts personal income tax will not be subject to such tax on exempt-interest dividends received from the fund to the extent the dividends are attributable to interest on Massachusetts municipal securities. Also, individual shareholders will not be subject to Massachusetts personal income tax on dividends received from the fund to the extent the dividends are attributable to interest on U.S. Government Securities.

Other distributions from the fund, including those related to long-term and short-term capital gains, generally will not be exempt from Massachusetts personal income tax; however, distributions of net capital gain may be exempt from Massachusetts personal income tax if the gains from which the distribution is paid are derived from certain Massachusetts municipal securities the gains from which are exempted by statute. Businesses should note that the fund’s distributions derived from Massachusetts municipal securities are not exempt from Massachusetts corporate excise tax.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

70

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by the fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of the excess of net long-term capital gains over net short-term capital losses, exempt-interest dividends , or upon the sale or other disposition of shares of the fund.

For fund taxable years beginning before January 1, 2010, the 30% withholding tax will not apply to dividends that the fund designates as (a) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is the fund’s net income derived from U.S. -source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the fund for the taxable year over its net long-term capital loss, if any. The fund currently does not expect to designate any distributions as “interest-related dividends” or “short-term capital gain dividends.”

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state tax consequences) affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

ADDITIONAL INFORMATION

The Trust. The certificate of trust to establish Legg Mason Partners Income Trust (referred to in this section as the trust) was filed with the State of Maryland on October 4, 2006. As of April 16, 2007, the fund was redomiciled as a series of the trust. Prior thereto, the fund was a series of Legg Mason Partners Income Funds, a Massachusetts business trust. Prior to reorganization of the fund as a series of Legg Mason Partners Income Funds, the fund was a Massachusetts business trust.

The fund is a series of the trust, a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the trustees) and shareholders of the trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust (referred to in this section as the declaration). Some of the more significant provisions of the declaration are described below.

Shareholder Voting. The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into

71

another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees. The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration. The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers, or employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares. The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.

Small Accounts. The declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

72

Each share of the fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability. The declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by

73

shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, a former distributor of the fund and other affiliated funds (collectively, the “Funds”), SBFM and Salomon Brothers Asset Management (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, including Legg Mason Partners Massachusetts Municipals Fund, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the Court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed an appeal in the U.S. Court of Appeals to the Second Circuit Court of Appeals. The appeal has been briefed, and the parties await oral argument.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

74

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

***

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family

75

of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

***

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the board of the Subject Trust, and the board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal has been briefed. The Court heard oral argument on February 5, 2009 and reserved judgment.

***

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

*****

76

FINANCIAL STATEMENTS

The audited financial statements of the fund (Statement of Assets and Liabilities, including the Schedule of Investments, as of November 30, 2008, Statement of Operations for the year ended November 30, 2008, Statement of Changes in Net Assets for each of the years in the two-year period ended November 30, 2008, Financial Highlights for each of the years or periods in the five-year period ended November 30, 2008, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the 2008 Annual Report to Shareholders), are incorporated by reference into this SAI (Filed on February 5, 2009; Accession Number 0001193125-09-019719).

77

APPENDIX A

ADDITIONAL INFORMATION CONCERNING

MASSACHUSETTS MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Massachusetts (“Massachusetts,” the “Commonwealth” or the “State”). The sources of payment for Massachusetts municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by Massachusetts and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last two paragraphs hereof, is derived solely from information contained in official statements relating to debt offerings by the State, the most recent such statement being dated March 5, 2009. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The fund has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any Massachusetts issuer.

ECONOMIC INFORMATION

Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty-five years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in the next twenty-five years. Just as the working-age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher amounts of annual income than the national average. These higher levels of income have been accompanied by a consistently lower poverty rate and, with the exception of the recession of the early 1990s and a seventeen month stretch in 2006 and 2007, considerably lower unemployment rates in Massachusetts than in the United States since 1980. While the economic situation in the country has deteriorated, as of December 31, 2008, the Commonwealth has seen a slower rise in unemployment than the nation as a whole.

Personal Income

Real per capita income levels in Massachusetts increased faster than the national average between 1994 and 1997. In 2000, Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.4 percentage points. From 2001 to 2003, real income in both Massachusetts and the United States declined, with a steeper decline in Massachusetts. However, real income levels in Massachusetts remained well above the national average. In 2005, 2006 and 2007, income in the Commonwealth grew faster than in the nation. For the last fifteen years only the District of Columbia, Connecticut and New Jersey have had higher levels of per capita personal income.

Annual pay in nominal dollars has grown steadily in Massachusetts over the past decade. Average annual pay is computed by dividing the total annual payroll of employees covered by Unemployment Insurance programs by the average monthly number of employees. Data are reported by employers covered under the Unemployment Insurance programs. While levels of annual pay were nearly equal in Massachusetts and the United States in 1984, average annual pay levels in Massachusetts have grown more rapidly than the national average since that time. The level of annual pay in Massachusetts in 2007 was 24.3 percent higher than the national average: $55,244, compared to $44,458.

Higher income levels in Massachusetts relative to the rest of the United States are offset to some extent by the higher cost of living in Massachusetts. In 2007, the Consumer Price Index for All Urban Consumers (“CPI-U”) for Boston increased by 1.9 percent over the average for 2006, while the index for the United States as a whole increased by 2.8 percent. The latest available data for November 2008 show that the CPI-U for the Boston metropolitan area grew at a rate of 0.7 percent from November 2007, compared with 1.1 percent for the U.S.

Poverty

The Massachusetts poverty rate has generally been below the national average. Since 1980, the percentage of the Massachusetts population below the poverty line has varied between 7.7 percent and 12.2 percent. During the same time, the national poverty rate varied between 11.3 percent and 15.1 percent. The estimated poverty rate in Massachusetts decreased from 12.0 percent in 2006 to 11.2 percent in 2007, while the poverty rate in the United States increased from 12.3 percent in 2006 to 12.5 percent in 2007.

Employment

Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades, not only as a share of total employment, but in absolute numbers of jobs as well. Several North American Industry Classification System (“NAICS”) service sectors and the Financial Activities sector have grown to take the place of manufacturing in driving the Massachusetts economy and now account for more than half of total payroll employment, while Government, Information, Trade, Transportation & Utilities have remained level or declined in share.

After significant declines in 2002 and 2003, total non-agricultural employment in Massachusetts declined only 0.1 percent in 2004 and increased 0.5 percent in 2005 and 1.1 percent in 2006. In 2007, employment grew another 1.0 percent above that of 2006, but the Commonwealth still had 62,000 (1.9%) fewer jobs than in the peak year of 2001. The comparable growth rate for the nation in 2007 was 1.1 percent. As of December 31, 2008, the latest seasonally adjusted estimate (3275.20 for November 2008) was about 108,000 below the peak month in 2001 (3384.0 in February 2001) and about 20,000 below the 2008 peak in June (3295.40).

In 2004, manufacturing employment declined 3.5 percent from the year before, a smaller decline than the annual declines in the previous three years. The declines for 2005 and 2006 were 2.4 percent and 1.8 percent respectively, which were better than the long-term average rate of decline since 1990 (3.0 percent per year). The average for 2007 was 1.5 percent below the comparable 2006 level, the best year for manufacturing in Massachusetts since 2000. The seasonally adjusted estimates for the first eleven months of 2008 average 1.1 percent below the comparable estimates for 2007.

The economic recession of the early 1990s caused unemployment rates in Massachusetts to rise significantly above the national average, as much as 2.1 points above in 1991. Then from 1995 through 2005 the unemployment rate in Massachusetts was consistently below the national average. In 2006, the annual rate for the Commonwealth was 0.2 percentage points above the national rate, while the rate for 2007 was 0.1 points below the national rate of 4.6 percent.

Economic Base and Performance

Between 2001 and 2007, gross domestic product in Massachusetts, New England and the sum of all states GDP grew approximately 46.2, 47.2 and 54.7 percent respectively in current dollars. Between 2001 and 2007, gross domestic product in Massachusetts, New England and the sum of all states GDP grew approximately 10.4, 11.6 and 16.6 percent respectively in chained 2000 dollars. U.S. real GDP decreased at an annual rate of 3.8 percent in the fourth quarter of 2008 (that is, from the third quarter to the fourth quarter), according to estimates released by the Bureau of Economic Analysis. In the third quarter, real GDP decreased 0.5 percent. The Donahue

Institute’s MassBenchmarks Current Economic Index estimates that the Massachusetts economy also declined at a 3.5 percent annualized rate in the last quarter of 2008.

The Massachusetts economy remains diversified among several industrial and non-industrial sectors. The four largest sectors of the economy (real estate and rental and leasing, professional and technical services, finance and insurance, and manufacturing) contributed 45.6 percent of the Massachusetts Gross Domestic Product (“GDP”) in 2007. When measured in chained 2000 dollars, the cumulative change in Massachusetts total GDP was 10.4 percent between 2001 and 2007.

International Trade. Massachusetts ranked 14th in the United States, and first in New England, with $25.2 billion in international exports in 2007. This represents a 5.1 percent increase from the previous year’s exports from the Commonwealth, while national exports increased by 12.1 percent in the same period. In November 2008, Massachusetts’s 2008 year-to-date exports totaled $26.2 billion, an increase of 13.0 percent compared with exports for the same period of 2007. National exports were up 14.1 percent and New England exports were up 12.6 percent during the same period. It is not possible to provide balance of trade comparisons for Massachusetts because import data are not compiled on a state-by-state basis.

Transportation and Warehousing, and Utilities. Massachusetts’s major air and seaports are managed by the Massachusetts Port Authority (“Massport”), an independent public authority. Massport reported fiscal 2008 operating income of $39.1 million, down 1.8 percent from fiscal 2007, with operating revenues up 7.3 percent, $526.8 million in 2007 versus $565.5 million in 2008, and operating expenses up 8.1 percent, $487.0 million in 2007 versus $526.4 million in 2008.

According to Massport, as of December 31, 2008, airline service at the airport, both scheduled and non-scheduled, was provided by 91 airlines, including nine major air carrier airlines, 28 non-major domestic carriers, 34 non-U.S. flag (“foreign flag”) and 20 regional and commuter airlines. Based on total passenger volume in calendar year 2007 data, Logan Airport was the most active airport in New England and remained the 19th most active in the U.S., according to the Federal Aviation Authority (“FAA”). Massport reported that, as of November 2008, 2008 year-to-date total airport flight operations were down 6.8 percent and total airport passengers were down 7.3 percent from the same period in 2007.

Logan was served by 11 all-cargo and small package/express carriers in 2007. According to the FAA, Logan Airport ranked 26th in the nation in total air cargo volume in calendar year 2007. In 2007, the airport handled 1.06 billion pounds of cargo, a 3.7 percent decrease from 2006. Massport reported that as of November 2008, 2008 year-to-date combined cargo and mail volume was down 6.5 percent and total airport mail was up 30.9 percent from the same period in 2007.

At Massport’s Port of Boston properties, 2007 total cargo throughput was 15.5 million metric tons, a 1.0 percent increase from 2006. Automobile processing decreased 17 percent to 10,179 units, and cruise passenger trips increased 12 percent to 234,284. Total containerized cargo increased 20.0 percent to 1.7 million metric tons. Massport reported that between November 2007 and October 2008, total containerized cargo was down 0.3 percent compared to the same period the previous year. The Army Corps of Engineers reported Massachusetts total waterborne cargo shipped or received in 2006 decreased 4.9 percent to 27.4 million short tons from 2005. Waterborne cargo in New England decreased 6.5 percent and the U.S. increased 2.4 percent.

Construction and Housing. In 2007, construction activity contributed 2.6 percent to the total Massachusetts GDP when measured in 2000 chained dollars. The construction sector contributed 4.3 percent to State GDP in 2001. Overall loss between 2001 and 2007 was 1.6 percent in real dollars.

Travel and Tourism. In 2007, the arts, entertainment, recreation and accommodations industries contributed 3.1 percent to Massachusetts total GDP in real 2000 dollars. The Massachusetts Office of Travel and Tourism reported an annual increase of 0.1 percent in museum and attraction attendance, for a total of 11.9 million visitors, in 2007. August 2008 museum and attraction attendance was up 5.9 percent compared to August 2007, while August 2008 year-to-date attendance was up 3.5 percent compared to August 2007.

State Taxes. Per capita state taxes in Massachusetts were significantly higher, 28.8 percent, than the national average. In fiscal year 2007, the total per capita state tax bill in the United States was $2,487. Citizens of the Commonwealth, however, paid $3,204 on average, the tenth highest (ninth in 2006) in the nation and an increase of 6.3 percent from the previous year’s $3,013. In New England, citizens in Connecticut and Vermont paid more per capita, and all New England states except New Hampshire (49th), ranked in the top third for per capita state tax collections.

In fiscal year 2007, over half (55.2 percent) of the state taxes in Massachusetts came from the state income tax. Per capita individual income taxes in Massachusetts were $1,767, up 8.5 percent from $1,629 in fiscal year 2006. Also increasing in fiscal year 2007 were sales receipts at 1.0 percent and corporate net income at 13.1 percent. Other taxes (licenses, death and gift, and documentary and stock transfer) increased 4.0 percent in Massachusetts on a per capita basis.

State Government Spending in Massachusetts. Massachusetts ranked 8th in the nation in per capita expenditures ($6,779) in 2007, while it ranked 11th and spent $6,198 in 2006. This represents a 9.4 percent increase in per capita expenditures from 2006 to 2007 with the largest dollar increase in education. Massachusetts spent more state funds per capita on debt service, $518 in 2007, which was 6.4 percent more than the previous year. This spending is greater than that of the other New England states.

Federal Government Spending in Massachusetts. Federal government spending contributes significantly to the Massachusetts economy. In fiscal 2007, Massachusetts ranked twelfth among states in per capita distribution of federal funds, with total spending of $8,889 per person, excluding loans and insurance. Massachusetts ranked fifteenth in fiscal 2006. While federal spending in Massachusetts has increased every year since 1990, its share of total U.S. spending has declined steadily since 1990. Federal spending includes grants to state and local governments, direct payments to individuals, wage and salary employment, and procurement contracts, and includes only those expenditures that can be associated with individual states and territories.

Half of fiscal year 2007 federal spending in Massachusetts was composed of health care and social programs like Medicare, Medicaid, Social Security, unemployment benefits and Section 8 Housing Vouchers. Massachusetts was 37 percent above the national average in per capita federal grants to state and local governments, receiving $2,231 per capita compared to a national average of $1,624. Per capita federal spending on salaries and wages in 2007 was 25 percent lower in Massachusetts than in the rest of the nation at $620 compared to a national average of $825, but Massachusetts was 6 percent above the national average in per capita direct federal payments to individuals at $4,759 compared to a national average of $4,498. Massachusetts ranked 9th in 2007 (and 12th in 2006) among states in per capita procurement contract awards at $1,853 compared to a national average of $ 1,393 in 2007.

COMMONWEALTH BUDGET AND FINANCIAL MANAGEMENT CONTROLS

Operating Fund Structure

The Commonwealth’s operating fund structure satisfies the requirements of state finance law and is in accordance with Generally Accepted Accounting Principles (“GAAP”), as defined by the Government Accounting Standards Board (“GASB”). The General Fund and other funds that are appropriated in the annual state budget receive most of the non-bond and non-federal grant revenues of the Commonwealth. These funds are referred to as the “budgeted operating funds” of the Commonwealth. Budgeted operating funds are created and repealed from time to time through the enactment of legislation, and existing funds may become inactive when no appropriations are made from them. Budgeted operating funds do not include the capital projects funds of the Commonwealth, into which the proceeds of Commonwealth bonds are deposited.

Two of the budgeted operating funds account for most of the Commonwealth’s appropriated spending: the General Fund and the Highway Fund, from which approximately 98.9% of the statutory basis budgeted operating fund outflows in fiscal 2007 were made. The remaining approximately 1.1% of statutory operating fund outflows occurred in other operating funds: the Workforce Training Fund; the Massachusetts Tourism Fund; the Inland Fisheries and Game Fund; and two administrative control funds, the Temporary Holding Fund and the Intragovernmental Service Fund. There were also two inactive funds which were authorized by law but had no activity: the Tax Reduction Fund and the Collective Bargaining Reserve Fund. The Division of Energy Resources Credit Trust Fund commenced revenue inflows in fiscal 2007 but had no outflows. The Commonwealth Stabilization Fund also had inflows in fiscal 2007 but no outflows. In fiscal 2008, the Commonwealth Stabilization Fund had both inflows and outflows.

At the end of a fiscal year, undesignated balances in the budgeted operating funds, unless excluded by law, are used to calculate consolidated net surplus. Under state finance law, balances in the Stabilization Fund and the Tax Reduction Fund, both of which may receive consolidated net surplus funds, and in the Inland Fisheries and Game Fund are excluded from the consolidated net surplus calculation.

Overview of Operating Budget Process

Generally, funds for the Commonwealth’s programs and services must be appropriated by the Legislature. The process of preparing a budget begins with the Executive branch early in the fiscal year preceding the fiscal year for which the budget will take effect. The legislative budgetary process begins in late January (or, in the case of a newly elected Governor, not later than early March) with the Governor’s budget submission to the Legislature for the fiscal year commencing in the ensuing July. The Massachusetts constitution requires that the Governor recommend to the Legislature a budget which contains a statement of all proposed expenditures of the Commonwealth for the upcoming fiscal year, including those already authorized by law, and of all taxes, revenues, loans and other means by which such expenditures are to be defrayed. State finance law requires the Legislature and the Governor to approve a balanced budget for each fiscal year, and the Governor may approve no supplementary appropriation bills that would result in an unbalanced budget. However, this is a statutory requirement that may be superseded by an appropriation act.

The House Ways and Means Committee considers the Governor’s budget recommendations and, with revisions, proposes a budget to the full House of Representatives. Once approved by the House, the budget is considered by the Senate Ways and Means Committee, which in turn proposes a budget to be considered by the full Senate. In recent years, the legislative budget review process has included joint hearings by the Ways and Means Committees of the Senate and the House. After Senate action, a legislative conference committee develops a joint budget recommendation for consideration by both houses of the Legislature, which upon adoption is sent to the Governor. Under the Massachusetts constitution, the Governor may veto the budget in whole or disapprove or reduce specific line items (line item veto). The Legislature may override the Governor’s veto or specific line-item vetoes by a two-thirds vote of both the House and Senate. The annual budget legislation, as finally enacted, is known as the General Appropriations Act (“GAA”).

In years in which the GAA is not approved by the Legislature and the Governor before the beginning of the applicable fiscal year, the Legislature and the Governor generally approve a temporary budget under which funds for the Commonwealth’s programs and services are appropriated based upon the level of appropriations from the prior fiscal year budget.

State finance law requires the Commonwealth to monitor revenues and expenditures during a fiscal year. For example, the Secretary of Administration and Finance is required to provide quarterly revenue estimates to the Governor and the Legislature, and the Comptroller publishes a quarterly report of planned and actual revenues. Department heads are required to notify the Secretary of Administration and Finance and the House and Senate Committees on Ways and Means of any anticipated decrease in estimated revenues for their departments from the federal government or other sources or if it appears that any appropriation will be insufficient to meet all expenditures required in the fiscal year by any law, rule, regulation or order not subject to the administrative control. The Secretary of Administration and Finance must notify the Governor and the House and Senate Committees on Ways and Means whenever the Secretary determines that revenues will be insufficient to meet authorized expenditures. The Secretary of Administration and Finance is then required to compute projected deficiencies and, under Section 9C of Chapter 29 of the General Laws, the Governor is required to reduce allotments, to the extent lawfully permitted to do so, or submit proposals to the Legislature to raise additional revenues or to make appropriations from the Stabilization Fund to cover such deficiencies. The Supreme Judicial Court has ruled that, under law current as of August 22, 2008, the Governor’s authority to reduce allotments of appropriated funds extends only to appropriations of funds to state agencies under the Governor’s control.

Cash and Budgetary Controls

The Commonwealth has in place controls designed to ensure that sufficient cash is available to meet the Commonwealth’s obligations, that state expenditures are consistent with periodic allotments of annual appropriations and that monies are expended consistently with statutory and public purposes. Two independently elected Executive Branch officials, the State Treasurer and the State Auditor, conduct the cash management and audit functions, respectively. The Comptroller conducts the expenditure control function. The Secretary of Administration and Finance is the Governor’s chief fiscal officer and provides overall coordination of fiscal activities.

Capital Investment Process and Controls

Capital expenditures are primarily financed with debt proceeds and federal grants. Authorization for capital investments requires approval by the Legislature, and the issuance of debt must be approved by a two-thirds vote of each house of the Legislature. Upon such approval to issue debt, the Governor submits a bill to the Legislature, as required by the State constitution, to set the terms and conditions of the borrowing for the authorized debt. The State Treasurer issues authorized debt at the request of the Governor, and the Governor, through the Secretary of Administration and Finance, controls the amount of capital expenditures through the allotment of funds pursuant to such authorizations.

Based on outstanding authorizations, the Executive Office for Administration and Finance, at the direction of the Governor and in conjunction with the cabinet and other officials, establishes a capital investment plan. The plan is an administrative guideline and subject to amendment at any time. The plan assigns authority for secretariats and agencies to spend on capital projects and is reviewed each fiscal year. The primary policy objectives of the plan are to determine and prioritize the Commonwealth’s investment needs, to determine the affordable level of debt that may be issued and the other funding sources available to address these investment needs, and to allocate these limited capital investment resources among the highest priority projects.

The Comptroller has established various funds to account for financial activity related to the acquisition or construction of capital assets. In addition, accounting procedures and financial controls have been instituted to limit agency capital spending to the levels approved by the Governor. All agency capital spending is tracked against the capital investment plan on both a cash and encumbrance accounting basis on the State’s accounting system, and federal reimbursements are budgeted and monitored against anticipated receipts.

Cash Management Practices of State Treasurer

The State Treasurer is responsible for ensuring that all Commonwealth financial obligations are met on a timely basis. The Massachusetts constitution requires that all payments by the Commonwealth (other than debt service) be made pursuant to a warrant approved by the Governor’s Council. The Comptroller prepares certificates which, with the advice and consent of the Governor’s Council and approval of the Governor, become the warrant to the State Treasurer. Once the warrant is approved, the State Treasurer’s office disburses the money.

The Cash Management Division of the State Treasurer’s office accounts on a daily basis for cash received into over 600 separate accounts of the Department of Revenue and other Commonwealth agencies and departments. The Division relies primarily upon electronic receipt and disbursement systems.

The State Treasurer, in conjunction with the Executive Office for Administration and Finance, is required to submit quarterly cash flow projections for the then current fiscal year to the House and Senate Committees on Ways and Means on or before each September 1, December 1, March 1 and June 1. The projections must include estimated sources and uses of cash, together with the assumptions from which such estimates were derived and identification of any cash flow gaps. The State Treasurer’s office, in conjunction with the Executive Office for Administration and Finance, is also required to develop quarterly and annual cash management plans to address any gap identified by the cash flow projections and variance reports. The State Treasurer’s office oversees the issuance of short-term debt to meet cash flow needs, including the issuance of commercial paper.

Under State finance law, the State Treasurer may invest Commonwealth funds in obligations of the United States Treasury, bonds or notes of various states and municipalities, corporate commercial paper meeting specified ratings criteria, bankers acceptances, certificates of deposit, repurchase agreements secured by United States Treasury obligations, money market funds meeting specified ratings criteria, securities eligible for purchase by a money market fund operated in accordance with Rule 2a-7 of the federal Securities and Exchange Commission or investment agreements meeting specified ratings criteria. Cash that is not needed for immediate funding needs is invested in the Massachusetts Municipal Depository Trust. The State Treasurer serves as trustee of the Trust and has sole authority pertaining to rules, regulations and operations of the Trust. The Trust has two investment options: a money market fund and a short-term bond fund. General operating cash is invested in the money market fund, which is administered in accordance with Rule 2a-7 of the Securities and Exchange Commission and additional policies and investment restrictions adopted by the State Treasurer. The three objectives for the money market fund are safety, liquidity and yield. The money market fund maintains a stable net asset value of one dollar and is marked to market daily. Moneys in the Stabilization Fund, which are not used by the Commonwealth for liquidity, are invested in both the money market fund and the short-term bond fund. The short-term bond fund invests in a diversified portfolio of high-quality investment-grade fixed-income assets that seeks to obtain the highest possible level of current income consistent with preservation of capital and liquidity. The portfolio is required to maintain an average credit rating of A-. The duration of the portfolio is managed to within +/- one half year duration of the benchmark. The benchmark for the short-term bond fund, as of August 22, 2008, was the Lehman Brothers 1-to-5-year Government/Credit Index, which includes all medium and larger issues of United States government, investment-grade corporate and investment-grade international dollar-denominated bonds that have maturities between one and five years and are publicly issued.

Fiscal Control, Accounting and Reporting Practices of Comptroller

The Comptroller is responsible for oversight of fiscal management functions, establishment of accounting policies and practices and publication of official financial reports. The Comptroller maintains the Massachusetts Management Accounting and Reporting System (“MMARS”), the centralized state accounting system that is used by all state agencies and departments but not independent state authorities. MMARS provides a ledger-based system of revenue and expenditure accounts enabling the Comptroller to control obligations and expenditures effectively and to ensure that appropriations are not exceeded during the course of the fiscal year. The Commonwealth’s statewide accounting system also has various modules for receivables, payables, fixed assets and other processes management.

Expenditure Controls. The Comptroller requires that the amount of all obligations under purchase orders, contracts and other commitments for the expenditures of monies be recorded as encumbrances. Once encumbered, these amounts are not available to support additional spending commitments. As a result of these encumbrances, spending agencies can use MMARS to determine at any given time the amount of their appropriations available for future commitments.

The Comptroller is responsible for compiling expenditure requests into the certificates for approval by the Governor’s Council. In preparing these certificates, which become the warrant, the Comptroller’s office has systems in place to ensure that the necessary monies for payment have been both appropriated by the Legislature and allotted by the Governor in each account and sub-account. By law, certain obligations may be placed upon the warrant even if the supporting appropriation or allotment is insufficient. These obligations include debt service, which is specifically exempted by the State constitution from the warrant requirement, and Medicaid payments, which are mandated by federal law.

Although State finance law generally does not create priorities among types of payments to be made by the Commonwealth in the event of a cash shortfall, the Comptroller has developed procedures, in consultation with the State Treasurer and the Executive Office for Administration and Finance, for prioritizing payments based upon State finance law and sound fiscal management practices. Under those procedures, debt service on the Commonwealth’s bonds and notes is given the highest priority among the Commonwealth’s various payment obligations.

Internal Controls. The Comptroller establishes internal control policies and procedures in accordance with State finance law. Agencies are required to adhere to such policies and procedures. All unaccounted-for variances, losses, shortages or thefts of funds or property must be reported to the State Auditor, who is authorized to investigate and recommend corrective action.

Statutory Basis of Accounting. In accordance with state law, the Commonwealth adopts its budget and maintains financial information on a statutory basis of accounting. Under the statutory basis, tax and departmental revenues are accounted for on a modified cash basis by reconciling revenue to actual cash receipts confirmed by the State Treasurer. Certain limited revenue accruals are also recognized, including receivables from federal reimbursements with respect to paid expenditures. Expenditures are measured on a modified cash basis including actual cash disbursements and encumbrances for goods or services received prior to the end of a fiscal year.

For certain programs, such as Medicaid, expenditures are recognized under the statutory basis of accounting only to the extent of disbursements supported by current-year appropriations. Some prior year services billed after the start of a fiscal year have been paid from the new fiscal year’s appropriation, in an amount determined by the specific timing of billings and the amount of prior year funds that remained after June 30 to pay the prior year’s accrued billings, though this practice may vary from year to year.

GAAP Basis of Accounting. The Comptroller also prepares Commonwealth financial statements on a GAAP basis. In addition to the primary government, certain independent authorities and agencies of the Commonwealth are included as component units within the Commonwealth’s reporting entity, primarily as non-budgeted enterprise funds.

GAAP employs an economic resources management focus and a current financial resources management focus as two bases for accounting and reporting. Under the economic resources management focus (also called the “entity-wide perspective”), revenues and expenses (different from expenditures) are presented similarly to private-sector entities. Revenues are recorded when earned and expenses are recorded when a liability is incurred, regardless of the timing of cash flows. Grants and similar items are recognized as revenues as soon as all eligibility requirements imposed by the provider have been met. Capital assets, including infrastructure assets net of depreciation, and the long-term portion of all liabilities are reported on the statement of net assets.

Under the current financial resources management focus of GAAP (also called the “fund perspective”), the primary emphasis is to demonstrate inter-period equity. Revenues are reported in the period in which they become both measurable and available. Revenues are considered available when they are expected to be collected within the current period or soon enough thereafter to be used to pay liabilities of the current period.

Significant revenues susceptible to accrual include income, sales and use, corporation and other taxes, federal grants and reimbursements and reimbursements for the use of materials and services. Tax accruals, which include the estimated amounts due to the Commonwealth on previous filings, over- and under-withholdings, estimated payments on income earned and tax refunds and abatements payable, are all recorded as adjustments to statutory basis tax revenues.

Major expenditure accruals are recorded for the cost of Medicaid claims that have been incurred but not paid, claims and judgments and workers’ compensation claims incurred but not reported and contract assistance to State authorities.

Audit Practices of State Auditor

The State Auditor is mandated under State law to conduct an audit at least once every two years of all activities of the Commonwealth. The audit encompasses 750 entities, including the court system and the independent authorities, and includes an overall evaluation of management operations. The State Auditor also has the authority to audit federally aided programs and vendors under contract with the Commonwealth, as well as to conduct special audit projects. The State Auditor conducts both financial compliance and performance audits in accordance with generally accepted government auditing standards issued by the Comptroller General of the United States. In addition, and in conjunction with an independent public accounting firm, the State Auditor performs a significant portion of the audit work relating to the State single audit.

Within the State Auditor’s office is the Division of Local Mandates, which evaluates all proposed and actual legislation to determine the financial impact on the Commonwealth’s cities and towns. In accordance with State law, the Commonwealth is required to reimburse cities and towns for any costs incurred through mandated programs established after the passage of Proposition 2 1/2, the statewide tax limitation enacted by the voters in 1980, unless expressly exempted from those provisions, and the State Auditor’s financial analysis is used to establish the amount of reimbursement due to the Commonwealth’s cities and towns.

Also within the State Auditor’s office is the Bureau of Special Investigations, which is charged with the responsibility of investigating fraud within public assistance programs.

LONG TERM LIABILITIES

General Authority to Borrow

Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the Legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of any corporation which is privately owned or managed.

The Commonwealth has waived its sovereign immunity and consented to be sued on contractual obligations, which term includes bonds and notes issued by it and all claims with respect thereto. However, the property of the Commonwealth is not subject to attachment or levy to pay a judgment, and the satisfaction of any judgment generally requires legislative appropriation. Enforcement of a claim for payment of principal of or interest on bonds and notes of the Commonwealth may also be subject to the provisions of federal or Commonwealth statutes, if any, hereafter enacted extending the time for payment or imposing other constraints upon enforcement, insofar as the same may be constitutionally applied. The United States Bankruptcy Code is not applicable to states.

Statutory Limit on Direct Debt. Legislation enacted in December 1989 imposes a limit on the amount of outstanding “direct” bonds of the Commonwealth. The law, which is codified in Section 60A of Chapter 29 of the General Laws, set a fiscal 1991 limit of $6.8 billion and provided that the limit for each subsequent fiscal year was to be 105% of the previous fiscal year’s limit. This limit is calculated under the statutory basis of accounting, which differs from GAAP in that the principal amount of outstanding bonds is measured net of underwriters’ discount, costs of issuance and other financing costs. The law further provides that bonds to be refunded from the proceeds of Commonwealth refunding bonds are to be excluded from outstanding “direct” bonds upon the issuance of the refunding bonds. Pursuant to special legislation enacted over the years, certain outstanding Commonwealth debt obligations are not counted in computing the amount of bonds subject to the limit, including Commonwealth refunding/restructuring bonds issued in September and October 1991, federal grant anticipation notes, bonds issued to pay operating notes issued by the Massachusetts Bay Transit Authority (“MBTA”) or to reimburse the Commonwealth for advances to the MBTA, bonds payable from the Central Artery and Statewide Road and Bridge Infrastructure Fund, bonds issued to finance the Massachusetts School Building Authority (“MSBA”) and bonds issued to finance the Commonwealth’s accelerated structurally-deficient bridge program. As of August 22, 2008, the statutory limit on “direct” bonds during fiscal 2009 was approximately $15.6 billion.

Limit on Debt Service Appropriations. In January 1990, legislation was enacted to impose a limit on debt service appropriations in Commonwealth budgets beginning in fiscal 1991. The law, which is codified as Section 60B of Chapter 29 of the General Laws, provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt of the Commonwealth. Debt service relating to bonds that are excluded from the debt limit on direct debt is not included in the limit on debt service appropriations. Section 60B is subject to amendment or repeal by the Legislature at any time and may be superseded in the annual appropriations act for any year.

Commonwealth Debt. The Commonwealth is authorized to issue three types of debt directly—general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements.

Other Long-Term Liabilities. The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as (a) general obligation contract assistance liabilities, (b) budgetary contractual assistance liabilities or (c) contingent liabilities. In addition, the Commonwealth is authorized to pledge its credit in support of scheduled, periodic payments to be made by the Commonwealth under interest rate swaps and other hedging agreements related to bonds or notes of the Commonwealth.

General obligation contract assistance liabilities arise from statutory requirements for payments by the Commonwealth to the Massachusetts Water Pollution Abatement Trust, the Massachusetts Turnpike Authority and the Massachusetts Development Finance Agency that are used by such entities to pay a portion of the debt service on certain of their outstanding bonds. Such liabilities constitute a pledge of the Commonwealth’s credit for which a two-thirds vote of the Legislature is required.

Budgetary contract assistance liabilities arise from statutory requirements for payments by the Commonwealth under capital leases, including leases supporting certain bonds issued by the Chelsea Industrial Development Financing Authority and the Route 3 North Transportation Improvements Association and other contractual agreements, including a contract supporting certain certificates of participation issued for Plymouth County. Such liabilities do not constitute a pledge of the Commonwealth’s credit.

Contingent liabilities relate to debt obligations of independent authorities and agencies of the Commonwealth, or payment obligations of such entities on hedging transactions related to such debt, that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize. These liabilities consist of guaranties and similar obligations with respect to which the Commonwealth’s credit has been or may be pledged, as in the case of certain debt obligations of the MBTA; regional transit authorities; the Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority; and the higher education building authorities. Under legislation approved by the Governor on August 11, 2008, the Commonwealth may pledge its credit to guarantee payment obligations of the Massachusetts Turnpike Authority with respect to certain hedging transactions or provide financial support subject to annual appropriation and without a pledge of the Commonwealth’s credit. The same legislation authorizes the Commonwealth to provide credit support to the Turnpike Authority in connection with the issuance of certain refunding bonds, subject to annual appropriation and without a pledge of the Commonwealth’s credit. In addition, the Commonwealth has certain statutorily contemplated payment obligations with respect to which the Commonwealth’s credit has not been pledged, as in the case of the Commonwealth’s obligation to replenish the capital reserve funds securing certain debt obligations of the Massachusetts Housing Finance Agency and the Commonwealth’s obligation to fund debt service, solely from monies otherwise appropriated for the affected institution, owed by certain community colleges and state colleges on bonds issued by the Massachusetts Health and Educational Facilities Authority and the Massachusetts State College Building Authority.

General Obligation Debt

The Commonwealth issues general obligation bonds and notes pursuant to Chapter 29 of the General Laws. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit is pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note.

As of July 2, 2008, the Commonwealth had approximately $15.9 billion in general obligation bonds outstanding, of which $11.9 billion, or approximately 75%, is fixed-rate debt and $4.0 billion, or 25%, is variable-rate debt.

Of the variable-rate debt outstanding, the interest rates on $3.0 billion, or approximately 17% of total general obligation debt, have been synthetically fixed by means of floating-to-fixed interest rate exchange (or “swap”) agreements. The Commonwealth has entered into interest rate swaps with various counterparties pursuant to which the counterparties are obligated to pay the Commonwealth an amount equal to the variable-rate payment on the related bonds or a payment based on a market index of tax-exempt variable-rate bonds, and the Commonwealth is obligated to pay the counterparties a stipulated fixed rate. Under legislation approved by the Governor on August 11, 2008, scheduled, periodic payments to be made by the Commonwealth pursuant to swap agreements in existence on August 1, 2008 or entered into after such date shall constitute general obligations of the Commonwealth to which its full faith and credit are pledged. The floating rate received by the Commonwealth is used to offset the variable rate paid to bondholders. In most cases, only the net difference in interest payments is actually exchanged with the counterparty. In all cases, the Commonwealth remains responsible for making interest payments to the variable-rate bondholders. The intended effect of the agreements is essentially to fix the Commonwealth’s interest rate obligations with respect to its variable-rate bonds. As of July 2, 2008, all of the Commonwealth’s interest rate swaps were floating-to-fixed rate agreements. The remaining variable-rate debt of $1.0 billion, or approximately 7% of the total outstanding general obligation debt, is unhedged and, accordingly, floats with interest rates re-set on a daily or weekly basis.

The Commonwealth’s outstanding general obligation variable-rate debt consists of several variable-rate structures. Most are variable-rate demand bonds (“VRDBs”). These are long-term bonds whose interest rates re-set daily or weekly. Because these bonds offer bondholders a “put” or tender feature, they are supported by stand-by liquidity facilities with commercial banks which require the applicable bank to purchase any bonds that are tendered and not successfully remarketed. Unless and until remarketed, the Commonwealth would be required to pay the bank interest on such bonds at a rate tied to a taxable rate, such as the prime rate. In addition, the Commonwealth may be required to amortize the principal of any such bonds according to an accelerated schedule. Such liquidity facilities typically expire well before the final maturity date of the related bonds and are expected to be renewed. As of July 2, 2008, the Commonwealth had $2.4 billion in outstanding VRDBs. This accounts for approximately 15% of total general obligation debt and approximately 60% of total general obligation variable-rate debt. All of these bonds are uninsured.

The Commonwealth has also issued general obligation variable-rate debt in the form of auction-rate securities. Like VRDBs, these are long-term bonds whose interest rates are re-set at pre-determined, short-term intervals. Unlike VRDBs, these bonds do not provide bondholders with a put feature and therefore do not require a supporting credit facility. The Commonwealth’s auction-rate securities have long-term nominal maturities of over 20 years with interest rates re-set every seven days. A periodic “Dutch auction” process is designed to provide a mechanism of liquidity to bondholders, with bonds re-priced and traded in auctions managed by broker-dealers. As of July 2, 2008, approximately $551.9 million in Commonwealth general obligation auction-rate securities were outstanding. This represents approximately 3% of total general obligation indebtedness and approximately 14% of total general obligation variable-rate debt.

Beginning in February 2008, several auctions of the Commonwealth’s auction-rate bonds began to fail, meaning there were insufficient bids from investors to purchase the securities being offered for sale by existing holders. As of August 22, 2008, four of the Commonwealth’s six series of auction-rate bonds had experienced auction failure since February 13, 2008. Auction failures have been systemic throughout the municipal bond market, driven by credit and liquidity concerns caused primarily by widespread downgrades and negative rating outlooks of a number of municipal bond insurers. Upon auction failure, the interest rate paid to bondholders is the failure rate as specified in the bond documents. For the four series of Commonwealth bonds whose auctions failed ($400 million outstanding), the failure rate was based on a multiple of a specified commercial paper index, with a maximum rate of 12%. The failed and undersubscribed auctions resulted in higher interest costs, but, as of August 22, 2008, those costs remained within budgeted amounts and well below the maximum rate.

On September 11, 2008, the Commonwealth issued fixed-rate general obligation bonds in the aggregate principal amount of $652,790,000 to refund certain auction-rate bonds (outstanding in the aggregate principal amount of $163,650,000) and to finance capital expenditures expected to occur in fiscal 2009. On November 25, 2008, the Commonwealth issued fixed-rate general obligation bonds in the aggregate principal amount of $544,290,000 to refund certain variable-rate demand bonds of the Commonwealth (outstanding in the aggregate principal amount of $246,655,000) and certain variable-rate demand bonds issued by the Route 3 North Transportation Improvements Association (outstanding in the aggregate principal amount of $294 million). On March 2, 2009, the Commonwealth issued general obligation bonds in the amount of $525 million. A portion of the proceeds was applied to the payment of bond anticipation notes that matured on March 5, 2009.

The remaining outstanding variable-rate debt pays interest to bondholders based on certain indices. For example, as of July 2, 2008 the Commonwealth had $197.5 million of bonds that pay interest based on the consumer price index (“CPI”), as well as $845.8 million of bonds that pay interest based on the London interbank offered rate (“LIBOR”). These bonds make up approximately 1% and 5% of total outstanding general obligation indebtedness, respectively. In terms of total outstanding variable-rate debt, these bonds account for approximately 5% and 21%, respectively. All of the CPI and LIBOR bonds are hedged with interest rate swaps pursuant to which the Commonwealth receives from the swap counterparty the precise variable-rate interest due on the bonds. As of August 22, 2008, the Commonwealth was evaluating a refinancing transaction whereby the holders of the LIBOR bonds would be given the opportunity to tender their bonds for redemption. The bonds tendered for redemption would be extinguished. The tender offer would be financed by the issuance of new variable-rate demand bonds, and the existing interest rate swap agreements would be assigned to the new bonds, assigned to other variable-rate bonds or terminated. The Commonwealth has indicated that whether any such transaction takes place will depend on market conditions and the terms on which owners of the LIBOR bonds may be willing to tender their bonds for redemption.

As of July 2, 2008, the Commonwealth had outstanding approximately $83 million of variable rate “U.Plan” bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Facility Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with the interest, as of August 22, 2008, at the rate of 0.5%.

Notes. The Commonwealth is authorized to issue short-term general obligation debt as revenue anticipation notes or bond anticipation notes. Revenue anticipation notes may be issued by the State Treasurer in any fiscal year in anticipation of the receipts for that year. Revenue anticipation notes must be repaid no later than the close of the fiscal year in which they are issued. Bond anticipation notes may be issued by the State Treasurer in anticipation of the issuance of bonds, including special obligation convention center bonds. As of April 16, 2008, the Commonwealth had liquidity support for a $1 billion commercial paper program which it utilizes regularly for cash flow purposes. In addition to borrowing via its $1 billion commercial paper program, the Commonwealth issued $400 million revenue anticipation notes (“RANs”) on December 21, 2007 that were repaid on March 21, 2008 and issued $400 million of RANs on March 28, 2008 that were repaid on April 25, 2008. As of August 22, 2008, all cash flow borrowings had been retired by the prior fiscal year-end (June 30, 2008).

Special Obligation Debt

Highway Fund. Section 2O of Chapter 29 of the General Laws authorizes the Commonwealth to issue special obligation bonds secured by all or a portion of revenues accounted to the Highway Fund. Revenues, which are currently accounted to the Highway Fund, are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax. Chapter 33 of the Acts of 1991 authorizes the Commonwealth to issue such special obligation bonds in an aggregate amount not to exceed $1.125 billion. As of July 2, 2008, the Commonwealth had outstanding $619.6 million of such special obligation bonds, including $610.1 million of such bonds secured by a pledge of 6.86¢ of the 21¢ motor fuels excise tax. These amounts are exclusive of crossover refunding bonds, which have been issued to refund a portion of the outstanding special obligation bonds described above in fiscal 2012. Of the total amount outstanding, approximately $96.5 million was issued as variable rate debt with interest rates tied to the consumer price index (“CPI”). These bonds have been hedged via a floating-to-fixed interest rate swap agreement.

On August 4, 2008, the Governor approved legislation that authorizes the issuance of an additional $1.9 billion of special obligation bonds secured by a pledge of motor fuels excise tax receipts to fund a portion of the Commonwealth’s accelerated structurally deficient bridge program. The legislation provides for a pledge of up to 10¢ of the 21¢ motor fuels excise tax to secure the outstanding special obligation bonds described above and the bridge program bonds.

Convention Center Fund. Chapter 152 of the Acts of 1997, as amended, authorizes $694.4 million of special obligation bonds to be issued for the purposes of building a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are payable from monies credited to the Convention Center Fund created by such legislation, which include certain hotel tax receipts from hotels in Boston, Cambridge, Springfield and Worcester, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, a surcharge on sightseeing tours and cruises in Boston and sales tax receipts from certain hotels and other retail establishments in Boston, Cambridge and Springfield. The legislation requires a capital reserve fund to be maintained at a level equal to maximum annual debt service and provides that if the fund falls below its required balance the 2.75% convention center financing fee in Boston is to be increased (though the overall hotel tax in Boston, including the fee, cannot exceed 14%). In June 2004, the Commonwealth issued $686.7 million of special obligation bonds secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities, $638.7 million of which remained outstanding as of July 2, 2008. Of this amount, approximately $86.6 million was issued as variable rate debt with interest rates tied to the CPI. These bonds have been hedged via a floating-to-fixed interest rate swap agreement.

Federal Grant Anticipation Notes

The Commonwealth has issued federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the Central Artery/Ted Williams Tunnel Project (“CA/T Project”) in anticipation of future federal reimbursements. The legislation authorizing such notes contains a statutory covenant that as long as any such grant anticipation notes remain outstanding, the Commonwealth will deposit all federal highway reimbursements into the Grant Anticipation Note Trust Fund, to be released to the Commonwealth once all the debt service and reserve funding obligations of the trust agreement securing the grant anticipation notes have been met. If the United States Congress reduces the aggregate amount appropriated nationwide for federal highway spending to less than $17.1 billion and debt service coverage with respect to the notes falls below 120%, then the legislation further pledges that 10¢ per gallon of existing motor fuel tax collections will be deposited into the trust fund, to be used for debt service on the notes, subject to legislative appropriation. Principal amortization of the notes began in fiscal 2006 and will continue through fiscal 2015. Under the trust agreement securing the notes, aggregate annual debt service on grant anticipation notes may not exceed $216 million unless the rating agencies rating the notes confirm that exceeding $216 million in annual debt service will not cause them to withdraw or reduce their credit ratings. Such notes and the interest thereon are secured solely by the pledge of federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises. In practice, the interest on such notes has been paid from State appropriations.

On July 16, 2003, the Commonwealth issued special obligation refunding notes for the purpose of refunding approximately $408 million of outstanding federal grant anticipation notes in December 2008 and December 2010. Pursuant to the crossover refunding method employed, interest on the notes will be paid solely by an escrow account established with the proceeds of the notes. Upon the redemption of $408 million of outstanding federal grant anticipation notes on the crossover dates in 2008 and 2010, the refunding notes will become secured by the Grant Anticipation Note Trust Fund.

As of July 2, 2008, $1.53 billion of such notes, inclusive of the special obligation crossover refunding notes, remained outstanding. All of these notes are fixed rate obligations.

On August 4, 2008, the Governor approved legislation authorizing the issuance of an additional $1.1 billion of grant anticipation notes secured by future federal funds. Any such notes will not be secured by a contingent pledge of motor fuels excises. The Commonwealth has indicated that it intends to begin to amortize the principal of any such notes in fiscal 2016, after the federal grant anticipation notes for the CA/T Project described above have been paid in full. Similar to the notes issued for the CA/T Project, as of August 22, 2008, the Commonwealth expected to pay interest on the notes for the bridge program from State appropriations.

Interest Rate Swaps

On September 15, 2008, Lehman Brothers Holdings Inc. (“LBHI”), the corporate parent of Lehman Brothers Derivatives Products Inc. (“LBDP”) and Lehman Brothers Special Financing Inc. (“LBSF”), filed for bankruptcy. At the time of the filing, the Commonwealth had outstanding interest rate swaps with LBDP and LBSF. The Commonwealth’s outstanding interest rate swap with LBDP was subject to automatic termination upon such bankruptcy filing, with payment of a termination amount by the Commonwealth due within five days of notice of such termination. However, no notice of termination was given and, on September 16, 2008, the swap was assigned by the parties to LBSF and is no longer subject to automatic termination. LBHI was the guarantor of the swaps originally entered into with LBSF, and as a result of LBHI’s bankruptcy filing, those swaps became subject to termination at the option of the Commonwealth. On October 3, 2008, LBSF filed for bankruptcy. On October 8, 2008, the Commonwealth terminated all of its original LBSF swaps and assigned them to different counterparties without incurring any net termination costs. On November 17, 2008, the Commonwealth terminated its remaining swap and assigned it to a different counterparty without incurring net termination costs.

General Obligation Contract Assistance Liabilities

Massachusetts Turnpike Authority. The Commonwealth is obligated to pay contract assistance to the Massachusetts Turnpike Authority pursuant to legislation enacted in 1998 and a contract for financial assistance dated as of February 19, 1999 between the Turnpike Authority and the Commonwealth. The payments are in recognition of the financial burden imposed on the Turnpike Authority by virtue of its assumption of the responsibility for operation and maintenance of certain roadways in the Metropolitan Highway System that were formerly maintained by the Commonwealth. The Commonwealth’s obligation to make such payments is a general obligation for which the faith and credit of the Commonwealth is pledged for the benefit of the Turnpike Authority and its bondholders. The contract provides that no later than September 1 of each year the Turnpike Authority is to submit to the Secretary of Transportation a certificate setting forth the total amount of costs incurred by the Turnpike Authority during the prior fiscal year in connection with the operation and maintenance of the roadways covered by the contract. The contract further provides that as soon as practicable following receipt of such certificate, but no later than December 1 of such year, the Commonwealth is to pay the Turnpike Authority the amount set forth in such certificate, subject to Commonwealth review, provided that such annual payment may not be more than $25 million. Payments are required under the contract through fiscal year 2045.

Massachusetts Water Pollution Abatement Trust. The Massachusetts Water Pollution Abatement Trust was created to implement the Commonwealth’s state revolving fund program under Title VI of the federal Clean Water Act and the federal Safe Drinking Water Act. The Trust is authorized to apply for and accept federal grants and associated Commonwealth matching grants to capitalize the revolving funds and to issue debt obligations to make loans to local governmental units to finance eligible water pollution abatement and water treatment projects. Under state law, each loan made by the Trust is required to provide for debt service subsidies or other financial assistance sufficient to result in most new loans being the financial equivalent of a two percent interest loan. To subsidize its loans, the Trust receives contract assistance payments from the Commonwealth. Under the Trust’s enabling act, the annual contract assistance maximum for the Clean Water Act program is $71 million, and the contract assistance maximum for the Safe Drinking Water Act program is $17 million. The contract assistance agreements constitute general obligations of the Commonwealth for which its faith and credit are pledged, and the Trust’s right to receive payments thereunder may be pledged by the Trust as security for repayment of the Trust’s debt obligations. As of April 1, 2008, the Trust had approximately $3.207 billion of bonds outstanding. Approximately 17% of the aggregate debt service on such bonds is expected to be paid from Commonwealth contract assistance.

Massachusetts Development Finance Agency. On June 12, 2008, the Governor approved legislation amending a 2006 law authorizing an “infrastructure investment incentive” program, known as “I-Cubed.” The amendment, among other things, clarifies the manner in which the program is to be financed and the security for the related bonds. Under the program, up to $250 million of public infrastructure improvements to support significant new private developments may be financed by bonds issued by the Massachusetts Development Finance Agency (“MassDevelopment”) that will be secured by and payable from a general obligation pledge of contract assistance from the Commonwealth. Until a related new private development is completed and occupied, the developer’s property will be assessed by the municipality in amounts equal to the debt service cost on the bonds to reimburse the Commonwealth for such cost. After each phase of the private development is completed and occupied, the municipality will be required to reimburse the Commonwealth for any portion of the debt service cost on the bonds that is not covered by new state tax revenues generated from the related private development. The municipality’s reimbursement obligation will be secured by a general obligation pledge of the municipality, a local aid intercept and a reserve fund which must be funded in an amount equal to or greater than two years of debt service on the bonds. The obligation of the municipality ends when the Commonwealth has collected revenues sufficient to pay principal and interest payments to date plus all remaining principal payments due. As of August 22, 2008, regulations were still being developed pursuant to this legislation, and no such bonds had yet been issued.

Legislation approved by the Governor on August 8, 2008 includes an authorization to finance up to $43 million of the costs of a parkway at the former South Weymouth naval air base to support the development of the former base. Similar to the I-Cubed program financing model, the bonds to finance the parkway would be issued by MassDevelopment and would be secured and payable from a general obligation pledge of contract assistance from the Commonwealth. In the event that the new state tax revenues generated from the new private development are less than the debt service cost on the bonds, the South Shore Tri-Town Development Corporation, a public entity with municipal taxing and other powers over the geographic area of the former base, would be required to reimburse the Commonwealth for any such shortfall. The legislation provides that such payment obligations of the Corporation be secured by a general obligation pledge of the Corporation.

Budgetary Contract Assistance Liabilities

Plymouth County Certificates of Participation. In May 1992, Plymouth County caused to be issued approximately $110.5 million of certificates of participation to finance the construction of a county correctional facility. In March 1999, Plymouth County caused to be issued approximately $140.1 million of certificates of participation to advance refund the 1992 certificates, construct an administration office building and auxiliary facilities near the county correctional facility and fund repairs and improvements to the facility. The certificates are insured by Ambac Assurance Corporation (Ambac) and bear interest at a fixed rate with a final maturity of April 1, 2022. The Commonwealth, acting through the Executive Office of Public Safety and Security and the Department of Correction, is obligated under a memorandum of agreement with Plymouth County to pay for the availability of 380 beds (out of 1,140) in the facility, regardless of whether 380 state prisoners are housed therein. The amounts payable by the Commonwealth will at least equal the debt service on the outstanding certificates of participation, but are subject to appropriation of such amounts by the Legislature in the annual budgetary line item for the Executive Office of Public Safety and Security. The obligation of the Commonwealth under the memorandum of agreement does not constitute a general obligation or a pledge of the credit of the Commonwealth. As of July 2, 2008, such certificates were outstanding in the aggregate principal amount of $102.2 million. The Commonwealth has indicated that it may consider refunding opportunities, including issuing refunding bonds as Commonwealth general obligation bonds, which is permitted pursuant to authorization granted in legislation approved by the Governor on August 11, 2008.

City of Chelsea Commonwealth Lease Revenue Bonds. In November 1993, the Chelsea Industrial Development Financing Authority issued approximately $95.8 million of lease revenue bonds. The proceeds of the bonds were loaned to the Massachusetts Industrial Finance Agency (now MassDevelopment) and applied to the cost of the Massachusetts Information Technology Center, a tax processing facility of the Department of Revenue and a data processing information system center for the Department and for certain other departments and agencies of the Commonwealth. The bonds were insured by Financial Security Assurance (FSA), formerly Capital Guaranty, and bore interest at a variable rate. Under an interest rate swap agreement, MassDevelopment received variable rate payments with respect to the full amount of the bonds and is obligated to make fixed rate payments in exchange therefor. Simultaneously with the issuance of the bonds, the Commonwealth entered into a 30-year lease, which provided for the payment of debt service on the bonds, payments under the swap agreement and certain other expenses associated with the project. The obligations of the Commonwealth did not constitute a general obligation or a pledge of the credit of the Commonwealth or of MassDevelopment and were subject to annual appropriation by the Legislature. Such bonds, which had a final maturity of June 2023, were outstanding in the aggregate amount of $67.25 million as of July 2, 2008. As of August 22, 2008, there had been failed auctions with respect to such bonds, which were issued as auction-rate securities. On July 21, 2008, Moody’s placed FSA under review for possible downgrade. If FSA was downgraded below certain thresholds specified in the interest rate swap agreement, the agreement would become subject to termination at the option of the counterparty, triggering termination costs (as of August 22, 2008, estimated at approximately $6.6 million) for which the Commonwealth would be liable under the lease. As of August 22, 2008, the Commonwealth was considering refinancing options, including issuing refunding bonds as Commonwealth general obligation bonds, which was permitted pursuant to authorization granted in legislation approved by the Governor on August 11, 2008.

On September 15, 2008, LBHI, the corporate parent of LBSF, filed for bankruptcy. By virtue of the bankruptcy filing, the interest rate swaps with LBSF related to the City of Chelsea Lease Revenue Bonds became subject to termination at the option of the Commonwealth. On December 17, 2008, the Commonwealth refunded the bonds with general obligation debt of the Commonwealth and terminated the related swap, using previously appropriated funds and other available funds related to the lease revenue bonds to pay termination costs.

Route 3 North Transportation Improvements Association Commonwealth Lease Revenue Bonds. In August 2000, the Route 3 North Transportation Improvements Association issued approximately $394.3 million of lease revenue bonds to finance the reconstruction and widening of a portion of state Route 3 North. In May 2002, the Route 3 North Transportation Improvements Association issued approximately $312.7 million of additional lease revenue bonds, $305.6 million of which were issued as refunding bonds. In connection with the financing, the Commonwealth leased the portion of the highway to be improved to the Association, and the Association leased the property back to the Commonwealth pursuant to a sublease. Under the sublease, the Commonwealth was obligated to make payments equal to the debt service on the bonds and certain other expenses associated with the project. The obligations of the Commonwealth did not constitute a general obligation or a pledge of the credit of the Commonwealth and were subject to annual appropriation by the Legislature. On May 9, 2007, the Commonwealth sold general obligation bonds to refund approximately $53.4 million of the lease revenue bonds. As of July 2, 2008, the Route 3 North Transportation Improvements Association had $376.5 million of such lease revenue bonds outstanding, of which $82.5 million were fixed-rate bonds and $294 million were variable-rate bonds with an associated interest rate swap agreement. The variable-rate bonds and the associated swap agreement were insured by Ambac. If Ambac was downgraded below certain thresholds specified in the swap agreement, the agreement could become subject to termination at the option of the counterparty, triggering termination costs (as of August 22, 2008, estimated at approximately $46 million) for which the Commonwealth would be liable under the sublease. In connection with the credit deterioration and ratings downgrades of Ambac recent as of August 22, 2008, there were failed remarketings with respect to the variable-rate bonds, and the counterparty under the associated interest rate swap agreement exercised its right to make variable payments to the Association related to a taxable index rather than to pay the Association’s variable interest costs on the bonds. The net effect of this change was to expose the Association to basis risk and potentially to increased costs, for which the Commonwealth was liable under the sublease. For fiscal 2008, such increased costs amounted to approximately $1 million, which were funded by supplemental appropriations approved by the Governor on August 8, 2008. Such increased costs continued in fiscal 2009. For the 30-day period ended July 15, 2008, such increased costs amounted to approximately $1.3 million. As of August 22, 2008, the Commonwealth had indicated that it was planning to refinance the variable-rate bonds as Commonwealth general obligation bonds, as authorized by legislation approved on May 29, 2008. In connection with any such refinancing, the Commonwealth was permitted terminate existing debt service deposit agreements which provided an advance payment of $8.3 million when such agreements were entered into in 2000. As of August 22, 2008, the termination value of the agreements was estimated to be approximately $6 million. In 2005, the developer of the project submitted a request for equitable adjustment pursuant to the development agreement between the developer, the Executive Office of Transportation and Construction and the Massachusetts Highway Department. As of June 11, 2008, the parties reached a settlement in principle with the developer. On June 23, 2008, the developer filed for bankruptcy protection. On August 8, 2008, the Commonwealth, the developer and the sureties executed a settlement agreement resolving all claims on the project. Due to the developer’s bankruptcy filing on June 23, 2008, however, the developer was only able to agree to the settlement if the Bankruptcy Court approved it and no appeal was taken. If final approval was not obtained from the Bankruptcy Court, the settlement agreement would be null and void, except to the extent the parties further agreed in writing.

On November 25, 2008, the Commonwealth issued general obligation bonds to refund the $294 million of variable-rate bonds that had been issued by the Route 3 North Transportation Improvements Association in 2002 and to replace them with fixed-rate Commonwealth bonds. The associated swap agreement was assumed by the Commonwealth (without Ambac insurance) and assigned to outstanding Commonwealth variable-rate bonds that were previously unhedged. The related debt service deposit agreements were terminated. After this refunding, the Route 3 North Transportation Improvements Association had two series of bonds outstanding in the aggregate principal amount of approximately $34,655,000.

Saltonstall Building Redevelopment Corporation Project. In May 2002, MassDevelopment issued $195.8 million of lease revenue bonds pursuant to an agreement to loan the proceeds of the bonds to the MassDevelopment/Saltonstall Building Redevelopment Corporation (“MSBRC”). The loan was used to finance the redevelopment of the Saltonstall State Office Building. Under the provisions of the legislation relating to the building’s redevelopment, the building was leased to MSBRC for a term of up to 50 years, with extension terms permitted for an aggregate of 30 more years. MSBRC is obligated to pay $2.45 million per year to the Commonwealth for the lease. Due to lower than anticipated cash flow and required priority funding of the project reserve, rent and interest payments to the Commonwealth have accrued in the amounts of $5.5125 million and $306,289, respectively, as of May 31, 2008. Rent payments will commence once the project reserve fund is replenished to $5 million, which is anticipated to occur in fiscal year 2009. MSBRC has renovated the building and subleased half of it back to the Commonwealth for office space and related parking (for a comparable lease term), in respect of which sublease the Commonwealth makes sublease payments to MSBRC. The remainder of the building has been redeveloped as private office space, as well as private housing units and retail establishments. The obligations of the Commonwealth under the office sublease do not constitute a general obligation or a pledge of the credit of the Commonwealth and are subject to annual appropriation by the Legislature. The Commonwealth’s full year costs include $7.065 million per year of base rent and parking space rent for the first five years, after which the parking space rent may be adjusted for fair market value every five years. In addition, the Commonwealth’s estimated pro-rata share of office operating expense reimbursements have been escalating at 3% per year, and the Commonwealth’s replacement reserve contribution has been calculated at $.21 per rental square foot per year. On July 24, 2008, MSBRC redeemed approximately $21.1 million of the outstanding bonds. As of July 24, 2008, MSBRC had approximately $171,960,000 of such lease revenue bonds outstanding.

Long-Term Operating Leases and Capital Leases. In addition to Commonwealth-owned buildings and facilities, the Commonwealth leases additional space from private parties. In certain circumstances, the Commonwealth has acquired certain types of capital assets under long-term capital leases; typically, these arrangements relate to computer and telecommunications equipment and to motor vehicles.

Contingent Liabilities

Massachusetts Bay Transportation Authority. The MBTA issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964. Prior to July 1, 2000, the Commonwealth supported MBTA bonds and notes through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of the MBTA’s net cost of service (current expenses, including debt service, minus current income). Beginning July 1, 2000, the Commonwealth’s annual obligation to support the MBTA for operating costs and debt service is limited to a portion of the revenues raised by the Commonwealth’s sales tax, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000. The Commonwealth’s obligation to pay such prior bonds is a general obligation for which its full faith and credit have been pledged. As of June 1, 2008, the Massachusetts Bay Transportation Authority had approximately $955.3 million of such prior bonds outstanding. Such bonds are currently scheduled to mature annually through fiscal 2030, with annual debt service in the range of approximately $166 million to $156 million through fiscal 2013 and declining thereafter.

Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority. The Steamship Authority operates passenger ferries to Martha’s Vineyard and Nantucket. The Steamship Authority issues its own bonds and notes. Commonwealth support of the bonds and notes of the Steamship Authority includes a Commonwealth guaranty pursuant to statutory provisions requiring the Commonwealth to provide the Authority with funds sufficient to meet the principal of and interest on their bonds and notes as they mature to the extent that funds sufficient for this purpose are not otherwise available to the Authority and the Commonwealth’s payment, under applicable statutory provisions, of the net cost of service of the Steamship Authority (current expenses, including debt service, minus current income). As of August 22, 2008, the Steamship Authority was self-supporting, requiring no net cost of service or contract assistance payments. As of June 1, 2008, the Steamship Authority had approximately $55.9 million of bonds outstanding and $5 million in notes outstanding. The Commonwealth’s obligations to the Steamship Authority are general obligations for which its full faith and credit have been pledged.

University of Massachusetts Building Authority and Massachusetts State College Building Authority. These higher education building authorities, created to assist institutions of public higher education in the Commonwealth, have outstanding bonds which are guaranteed as to their principal and interest by the Commonwealth. The guaranty is a general obligation of the Commonwealth for which its full faith and credit is pledged. In addition to such guaranty, certain revenues of these authorities, including dormitory rental income and student union fees, are pledged to their respective debt service requirements. As of July 2, 2008, the Massachusetts State College Building Authority had approximately $49.6 million of Commonwealth-guaranteed debt outstanding. Under its enabling act, the Massachusetts State College Building Authority is not permitted to issue any additional Commonwealth-guaranteed debt. As of August 22, 2008, the Commonwealth noted that the University of Massachusetts Building Authority may have outstanding up to $200 million in Commonwealth-guaranteed debt and had approximately $156.2 million of Commonwealth-guaranteed debt outstanding as of July 2, 2008.

Massachusetts Housing Finance Agency (“MassHousing”). MassHousing is authorized to issue bonds to finance multi-family housing projects within the Commonwealth and to provide mortgage loan financing with respect to certain single-family residences within the Commonwealth. Such bonds are solely the obligations of MassHousing, payable directly or indirectly from, and secured by a pledge of, revenues derived from MassHousing’s mortgage on or other interest in the financed housing. MassHousing’s enabling legislation also permits the creation of a capital reserve fund in connection with the issuance of such bonds. No single-family housing bonds secured by capital reserve funds are outstanding, and no such bonds have been issued by MassHousing since 1985. As of June 30, 2008, MassHousing had outstanding approximately $386.1 million of multi-family housing bonds secured by capital reserve funds. Any such capital reserve fund must be in an amount at least equal to the maximum annual debt service in any succeeding calendar year on all outstanding bonds secured by such fund. All such capital reserve funds are maintained at their required levels. If amounts are withdrawn from a capital reserve fund to pay debt service on bonds secured by such fund, upon certification by the chairperson of MassHousing to the Governor of any amount necessary to restore the fund to the above-described requirement, the Legislature may, but is not legally bound to, make an appropriation in such amount. As of August 22, 2008, no such appropriation had been necessary.

Massachusetts Turnpike Authority. In 2001, the Turnpike Authority entered into certain contracts with UBS AG (“UBS”), giving UBS the right to enter into five separate interest rate swap agreements (the “UBS swaptions”) with the Turnpike Authority. The UBS swaptions have an aggregate notional amount of $800 million and pertain to an equal amount of outstanding Turnpike Authority bonds. Three of the UBS swaptions have been exercised by UBS, with two becoming effective on January 1, 2008 in the aggregate notional amount of $126,725,000 and a third becoming effective on July 1, 2008 in the notional amount of $207,665,000. The two remaining UBS swaptions as of August 22, 2008, if exercised on the next possible exercise date, would take effect on January 1, 2009. As of August 22, 2008, the Turnpike Authority believed it was likely that UBS would exercise the remaining swaptions if then-current market conditions continued. These UBS swaptions and related interest rate swap agreements provide for the Turnpike Authority to make fixed-rate payments to UBS and to receive variable-rate payments from UBS.

In 2002, the Turnpike Authority also entered into five additional swaptions with Lehman Brothers Special Financing Inc., which mirrored the notional amounts and maturities of the swaptions described above (the “Lehman swaptions”) and, if exercised, provided for the Turnpike Authority to make variable-rate payments to the counterparty and to receive fixed-rate payments from the counterparty. As of August 22, 2008, the Lehman swaptions had not been exercised. It was originally expected in 2001 that if any UBS swaptions were exercised, the Turnpike Authority would refund the related fixed-rate bonds with variable-rate bonds, and a commitment for bond insurance was purchased from Ambac Assurance Corporation (“Ambac”) in 2001 to insure the anticipated refunding bonds. As of August 22, 2008, as a result of the recent adverse market conditions in the municipal bond market and the recent downgrades of Ambac’s credit ratings, and the Turnpike Authority’s own underlying financial condition and credit ratings, the Turnpike Authority had been unable to refund the bonds related to the UBS swaptions that had taken effect. As a result, it has continued to pay interest on its outstanding fixed-rate bonds and a synthetic fixed rate to UBS, while receiving only a variable rate on the related UBS swaptions. As of August 22, 2008, the potential termination costs associated with the UBS swaps and swaptions if Ambac’s credit rating were to fall below certain levels and the potential termination costs associated with the Lehman swaptions if the ratings on the Authority’s bonds fell below certain levels were based on market values of the Agreements, which had recently exceeded $200 million in total.

As a result of the circumstances facing the Turnpike Authority, the Governor approved legislation on August 11, 2008 authorizing the Secretary of Administration and Finance, with the approval of the Governor, to provide certain types of credit support for payment obligations of the Turnpike Authority on certain bonds and interest rate swap agreements of the Turnpike Authority. To address the incremental interest costs being incurred by the Turnpike Authority as a result of its inability to issue the $334.9 million of variable-rate refunding bonds associated with the UBS swaptions that had been exercised by UBS, the legislation authorized the Commonwealth to agree to pay debt service on such bonds in the event that the Turnpike Authority failed to do so. In addition, if UBS gave notice to the Turnpike Authority that it intended to exercise the two remaining swaptions effective as of January 1, 2009, the legislation authorized the Commonwealth to provide similar credit support for the $465.1 million of variable-rate refunding bonds the Turnpike Authority would issue in connection with those swaptions. The legislation provided that any payment obligations of the Commonwealth pursuant to any such credit support would be subject to appropriation by the Legislature and not secured by a pledge of the faith and credit of the Commonwealth. To address the increased risk of termination of swaptions in the event of further downgrades of Ambac or of the Turnpike Authority, the legislation also authorized the Commonwealth to guarantee the Turnpike Authority’s payment obligations to the counterparties under the swap agreements described above if the Secretary and the Turnpike Authority determined such a guaranty to be necessary to avoid a termination of the swaptions. The Secretary could provide for any payment obligations of the Commonwealth pursuant to such a guaranty to be secured by a pledge of the faith and credit of the Commonwealth or to be subject to appropriation by the Legislature. The authorization to provide any such guaranty of the Turnpike Authority’s payment obligations to counterparties under the swap agreements was not effective until October 1, 2008 and expired on January 15, 2009.

On September 15, 2008, LBHI, the corporate parent of LBSF, filed for bankruptcy. By virtue of the bankruptcy filing, the Lehman swaptions became subject to termination at the option of the Turnpike Authority, and on December 22, 2008, the Turnpike Authority terminated all of its Lehman swaptions and its Lehman basis swap at a net aggregate cost to the Turnpike Authority of approximately $3.2 million. The Turnpike Authority has received notice from the counterparty to the terminated Lehman swaptions disputing the Turnpike Authority’s calculation of the termination amounts but without stating an alternative amount. On October 2, 2008, Moody’s Investor’s Service, Inc. announced a downgrade of its ratings of the Turnpike Authority’s senior and subordinated Metropolitan Highway System Bonds to Baa2 from A3 and Baa3 from Baa1, respectively. As a result of this downgrade, the Turnpike Authority has been required to post collateral with respect to a basis swap it entered into in 1999 with JPMorgan Chase Bank in a notional amount of $100 million. Due to recent market volatility, the amount of posted collateral has been as high as approximately $19.1 million. As of March 5, 2009, the aggregate termination costs of the Turnpike Authority’s remaining swaps are estimated (based on mid-market valuations) to be approximately $378.3 million for the UBS swaps and $16.1 million for the JPMorgan Chase Bank basis swap. On January 23, 2009, the Governor filed legislation to permit the Commonwealth to guarantee Turnpike Authority payment obligations to counterparties under its swap agreements, the previous guaranty authorization having expired on January 15, 2009. Under the Governor’s proposed bill, such authorization would extend to June 30, 2009. The House approved the bill on February 9, 2009, and the Senate approved an amended version on March 5, 2009. The Senate version of the bill would require the State Treasurer’s approval, as well as the Governor’s, for any Commonwealth-supported bonds to be issued by the Turnpike Authority or for any

Commonwealth guaranty of Turnpike Authority payment obligations under swap agreements. The Senate legislation would also prohibit all quasi-public State entities and independent authorities from entering into derivative financial transactions.

Regional Transit Authorities. There are 15 regional transit authorities throughout the Commonwealth that provide public transportation in 231 municipalities with areas not served by the MBTA. These authorities are funded from operating revenues, federal subsidies, state subsidies and assessments paid by the participating municipalities. The subsidies and local assessments are paid one fiscal year in arrears to reimburse the authorities for the net cost of service not covered by operating revenues. In anticipation of receipt of these subsidies and local assessments in the following fiscal year, the authorities issue revenue anticipation notes to fund their net costs of service. In 2002, the Legislature repealed a law which provided for all debt of regional transit authorities to be guaranteed by the Commonwealth. The Commonwealth, however, has continued to fund a significant portion of the authorities’ net cost of service in arrears, and other subsidies and local assessments continue to be paid in arrears to cover the prior fiscal year’s net cost of service. As a result, authorities have had to continue to issue revenue anticipation notes, and the interest cost in connection with their annual revenue anticipation notes has been higher in recent years than it would have been if the Commonwealth guaranty had been in place. Legislation approved by the Governor on July 13, 2008 reinstated the Commonwealth guaranty for revenue anticipation notes issued by regional transit authorities. Similar to the law previously repealed, the legislation provides that the Commonwealth is required to pay any principal or interest on any such note if the authority does not have sufficient funds to make the payment and grants the holder of any such note the right to require such payment by the Commonwealth, which right is enforceable as a claim against the Commonwealth. As of June 30, 2008, revenue anticipation notes issued by regional transit authorities were outstanding in the aggregate principal amount of approximately $135 million.

Authorized But Unissued Debt

General obligation bonds of the Commonwealth are authorized to correspond with capital appropriations. Over the last decade, the Commonwealth has typically had a large amount of authorized but unissued debt. However, the Commonwealth’s actual expenditures for capital projects in a given year relate more to the capital needs which the Commonwealth determines it can afford to finance in such year than to the total amount of authorized but unissued debt.

Authorized but unissued debt is measured in accordance with the statutory basis of accounting, which is different from GAAP. Only the net proceeds of bonds issued (exclusive of underwriters’ discount, costs of issuance and other financing costs) are deducted from the amount of authorized but unissued debt. Therefore, the change in authorized but unissued debt at the end of any fiscal year is not intended to correlate to the change in the principal amount of debt outstanding as measured and reported in conformity with GAAP.

There is $38 million of authorized but unissued debt under Chapter 33 of the Acts of 1991 that can only be issued as special obligation bonds secured by receipts in the Commonwealth’s Highway Fund. In addition, several of the statutes authorizing general obligation bonds for transportation purposes also authorize such bonds to be issued as special obligation highway bonds, at the discretion of the Governor and the State Treasurer.

COMMONWEALTH EXPENDITURES

Local Aid

Commonwealth Financial Support for Local Governments. The Commonwealth makes substantial payments to its cities, towns and regional school districts (“local aid”) to mitigate the impact of local property tax limits on local programs and services. Local aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called “cherry sheet” prepared by the Department of Revenue, excluding certain pension funds and non-appropriated funds. In fiscal 2008, approximately $5.040 billion (17.5%) of the Commonwealth’s budget was allocated to direct local aid.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds is earmarked for public education and is distributed through a formula specified in Chapter 70 of the General Laws designed to provide more aid to the Commonwealth’s poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. Since fiscal 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. Beginning in fiscal 2007, the Legislature implemented a new model for the Chapter 70 program which was adjusted to resolve aspects of the formulas that were perceived to be creating inequities in the aid distribution. In fiscal 2009, the third year of this five-year model, the Commonwealth expected to provide a total of $3.949 billion of state aid through the Chapter 70 program.

The State Lottery Fund and the Additional Assistance program comprise the other major components of direct local aid, providing unrestricted funds for municipal use. In fiscal 2008, cities and towns received $935 million in aid from the State Lottery Fund, resulting in a deficit in the Fund that would require a transfer of $117 million from the General Fund (estimates of the deficit have been as high as $124 million), as provided in supplemental budget legislation approved by the Governor on August 8, 2008. The fiscal 2009 budget provided for State Lottery Fund distributions of approximately $810.9 million, with an additional $124.2 million to be provided from the General Fund. Additional Assistance totaling $378.5 million was also provided to cities and towns in fiscal 2008. The fiscal 2009 budget also provided for Additional Assistance in the amount of $378.5 million.

Property Tax Limits. In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/ 2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2 1/2 is not a provision of the State constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2, as amended to date, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein or (ii) 2.5% over the previous year’s levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. The law contains certain voter override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election. Between fiscal 1981 and fiscal 2007, the aggregate property tax levy grew from $3.347 billion to $10.489 billion, a compound annual growth rate of 4.44%.

Medicaid

The Commonwealth’s Medicaid program, called MassHealth, provides health care to low-income children and families, certain low-income adults, disabled individuals and low-income elders. The program, administered by the Office of Medicaid within the Executive Office of Health and Human Services, receives 50% in federal reimbursement on most expenditures. Beginning in fiscal 1999, payments for some children’s benefits became 65% federally reimbursable under the State Children’s Health Insurance Program (“SCHIP”). As of August 22, 2008, Congress and the Centers for Medicare and Medicaid Services were considering the reauthorization of the national SCHIP program, which was authorized through March 2009.

Nearly 30% of the Commonwealth’s budget is devoted to Medicaid. It is the largest and has been one of the fastest growing items in the Commonwealth’s budget. Medicaid spending from fiscal 2003 to fiscal 2008 is estimated to have grown by 8.9% on a compound annual basis. Although the Commonwealth’s Medicaid program was growing by 8.9% on a compound annual basis from fiscal 2003 to fiscal 2008, it experienced a leveling off in the fiscal 2007 and fiscal 2008, during which time the growth rate was below 5.5%. During the same period, Medicaid enrollment is estimated to have increased 2.7%, driven largely by eligibility expansions authorized in 2006 by health care reform legislation.

The fiscal 2008 budget included $8.25 billion for Medicaid program and administrative expenses within MassHealth’s on-budget accounts, a 9.3% increase over fiscal 2007 on-budget expenditures. As of August 22, 2008, based on MassHealth’s most recent forecast, fiscal 2008 expenditures were projected to be approximately $36 million over the original fiscal 2008 spending authorization. On June 17, 2008, the Governor approved $36 million in supplemental appropriations. The same legislation reduced the appropriation for the Medicare Part D clawback by $10.7 million. (The Medicare Part D clawback is a payment that the Commonwealth makes annually to the federal Centers for Medicare and Medicaid Services in compliance with Title XIX of the Social Security Act, to pay a portion of the costs of providing prescription drug coverage for Medicare beneficiaries. Even with the reduced appropriation, the Commonwealth expected to fully satisfy the obligation to the federal Centers for Medicare and Medicaid Services for Medicare Part D in fiscal 2009.)

The fiscal 2009 budget includes $8.59 billion for Medicaid programs and administrative expenses (after the Governor’s vetoes of $51.2 million in MassHealth funding). The increase in spending was a 4.1% increase over fiscal 2008. As of August 22, 2008, MassHealth’s recent forecast also indicated that the fiscal 2009 budget, including both cost and available revenue projections, might result in costs to the General Fund of approximately $200 million more than what was contemplated by the fiscal 2009 budget. The revised estimate reflects, in large part, a projected increase in enrollment. To help meet the funding needs of MassHealth and Commonwealth Care and ensure shared responsibility for financing state health coverage, the Governor approved legislation on August 8, 2008, as part of a final fiscal 2008 supplemental appropriations bill, providing additional revenues from health care reform stakeholders and authorizing the use of excess funds from the Medical Security Trust Fund. The legislation includes a one-time $33 million assessment on insurer surplus net worth for fiscal 2009, a one-time $20 million increase in the provider Health Safety Net Trust Fund assessment to help pay for State health coverage costs, authorization to transfer up to $35 million from the Medical Security Trust Fund for fiscal 2009 and a change to quarterly reporting for payment of the employer “fair share” assessment. Additionally, the Administration has proposed a draft regulation (not yet final) changing the “fair share” test, under which annual employer fair share contribution net revenue is projected to be approximately $45 million. These revenues are net of additional federal matching funds that would accompany their expenditure on state health coverage through MassHealth and Commonwealth Care.

Federal 111 5 MassHealth Demonstration Waiver

July 1, 2005 – June 30, 2008 Waiver Period. The Commonwealth operates the majority of its Medicaid program (including the 2006 health reform expansions), as well as other key elements of the Commonwealth’s health care reform initiative, under a federal section 1115 demonstration project waiver. On September 30, 2008, the Commonwealth announced that it had reached an agreement in principle with the federal Centers for Medicare and Medicaid Services (“CMS”) to continue through June 30, 2011 its section 1115 demonstration waiver. The prior approval was set to expire on June 30, 3008, and was extended several times in order to allow the Commonwealth and CMS to complete discussions regarding terms for the next three years. A final written agreement was signed on December 22, 2008.

The agreement authorizes federal reimbursement for approximately $21.2 billion in state health care spending from fiscal 2009 through fiscal 2011, $4.3 billion more in spending than was authorized for fiscal 2006 through fiscal 2008. It enables the Commonwealth to claim federal reimbursement for all programs at current eligibility and benefit levels (including Commonwealth Care’s subsidized coverage of adults up to 300% of the federal poverty level).

Within the overall $21.2 billion spending authority, the agreement authorizes the Commonwealth to claim federal reimbursement over the three-year renewal period for approximately $5 billion of spending within the

Safety Net Care Pool, a capped pool of funding used to support several key elements of the Commonwealth’s health reform effort, including Commonwealth Care and the Health Safety Net Trust Fund. This is a $1 billion increase in the Commonwealth’s authority to claim federal reimbursement for programs in the Safety Net Care Pool, compared to the fiscal 2006 through fiscal 2008 waiver period. The agreement also transforms the Safety Net Care Pool by shifting from a series of annual caps to a three-year aggregate cap. Together, this increased authority to secure federal reimbursement and greater flexibility will allow the Commonwealth to meet all of its federal funding projections for fiscal 2009 and to plan ahead to meet all of its commitments for fiscal 2010 and fiscal 2011.

July 1, 2008 – June 30, 2011 Waiver Period. On June 29, 2007, the Commonwealth submitted an application to CMS to renew the waiver through June 30, 2011. The provisions of the waiver will guide how the Commonwealth moves forward in designing not only the Medicaid program, but also the broader health care reform initiative, including the Commonwealth Care program and Health Safety Net Trust Fund. As such, the waiver agreement will reflect the federal reimbursement the Commonwealth can expect for several important programs, including (but not limited to):

•	Medicaid waiver populations (i.e., individuals that are not eligible under traditional Medicaid rules, but for which CMS has agreed to allow eligibility)

•	Commonwealth Care

•	Health Safety Net Trust Fund

•	Hospital Supplemental Payments

•	Children’s Behavioral Health Services (specifically related to the Rosie D. et al v. Romney described below)

One condition of the 1115 waiver is that the cost of services provided under the waiver must not exceed the cost of the traditional Medicaid program if a waiver had not been granted. The Commonwealth must periodically submit statements of “budget neutrality” in order to affirm that the State has not violated this provision of the waiver agreement. The Commonwealth submitted a budget neutrality statement to CMS in support of the renewal application on December 24, 2007 and is currently engaged in discussions with CMS to finalize the terms of the renewal. As of August 22, 2008, the Commonwealth’s goal was to have a new agreement in place by August 25, 2008. As noted above, as of August 22, 2008, the Commonwealth was operating under a fourth two-week extension of the terms that were to expire on June 30, 2008, in order to allow for ample time to reach an agreement. The Commonwealth indicated that it would evaluate the need for additional short-term extensions as negotiations progress.

The final waiver agreement is expected to inform the overall level of federal financial participation available under the waiver for fiscal 2009 through 2011. Consequently, the Commonwealth’s projections for fiscal 2009 through 2011 were expected to be updated subsequent to waiver approval, based on this final agreement.

Health Care Reform Legislation

In April 2006, legislation was enacted to reform health care by mandating that individuals 18 years and older purchase insurance, while offering subsidized coverage to uninsured residents whose income falls below 300% of the federal poverty level and providing new, affordable products for uninsured residents whose income exceeds this threshold. The reform also made several changes within MassHealth, including expanding benefits to individuals not previously eligible and increasing caseload caps (and eliminating associated wait-lists) for some programs. The reform asks employers to play a role by requiring that businesses with 11 or more full-time employees either contribute to coverage or pay an assessment. These businesses must also establish a mechanism wherein employees can pay for health insurance coverage on a pre-tax basis (known as a Section 125, or “cafeteria plan” option). Businesses that are subject to this requirement but do not comply may potentially face a surcharge.

The legislation also created the Commonwealth Health Insurance Connector Authority (the “Connector Authority”), charged with linking uninsured residents to affordable, and in some cases subsidized, coverage.

MassHealth. The health care reform legislation restored MassHealth benefits that had been discontinued in fiscal 2002, including adult dental benefits and coverage for glasses, chiropractic services, and prosthetics. The legislation also created new benefits, including smoking cessation and wellness benefits. The legislation also increased enrollment caps for several MassHealth populations and increased eligibility for several programs. The caseload limit for MassHealth Essential, which offers benefits to long-term unemployed adults and which previously had an enrollment cap of 44,000 individuals, was increased to allow up to 60,000 enrollees to join and eliminate a waitlist for the program. Enrollment caps were also increased for MassHealth HIV Family Assistance, which covers individuals whose income falls at or below 200% of the federal poverty level who are HIV-positive, and the Insurance Partnership, and the enrollment cap for adults in CommonHealth, which covers disabled individuals, was eliminated. Eligibility for MassHealth’s SCHIP program was increased to individuals whose income is at or falls below 300% of the federal poverty level, as was eligibility for MassHealth’s Insurance Partnership program.

Finally, the legislation provided for rate increases for acute care hospitals, physicians and managed care organizations. In addition, the Commonwealth has indicated that, to reflect the need to maintain support for the safety net after the sunsetting of old intergovernmental transfers as a mechanism for making supplemental payments, the Commonwealth is also committed to making transitional supplemental payments to providers through fiscal 2009.

Connector Authority, Commonwealth Care, Commonwealth Choice. The legislation created the Connector Authority, responsible for administering the new Commonwealth Care program, a subsidized health coverage program for individuals and families whose income is up to 300% of the federal poverty level and who do not have access to employer-sponsored insurance. Commonwealth Care began enrolling individuals on October 1, 2006, and as of July 1, 2008, over 174,000 residents with income up to 300% of the federal poverty level were enrolled in health plans. Individuals with income between 150% and 300% of the federal poverty level contribute to their coverage on a sliding scale through monthly premiums. In November 2007, the Connector Authority began re-determining eligibility for individuals who had been enrolled in the program for 12 months, as was mandated by the 1115 waiver agreement with CMS. The fiscal 2008 budget included $472 million for the Commonwealth Care program; however, enrollment was considerably higher than initially projected. As a result, on May 30, 2008, the Governor approved legislation directing $153 million in supplemental funds to the program. As of August 22, 2008, these supplemental funds and other funds in the Commonwealth Care Trust Fund were expected to contribute to a total fiscal 2008 program cost of approximately $630 million.

The fiscal 2009 budget includes $869 million for Commonwealth Care. Projecting Commonwealth Care enrollment and costs continues to be challenging in light of the relative newness of the overall program and the impact of the recently initiated re-determination process. Previous projections based on enrollment trends through early calendar year 2008 suggested that, within a range of estimates, Commonwealth Care would enroll 255,000 individuals by the end of fiscal 2009, with an accompanying total program cost of $1.082 billion. While net enrollment growth had stabilized as of August 22, 2008, driven primarily by disenrollments due to re-determinations of enrollee eligibility, the program was still subject to some potential enrollment pressures, including the prospect of enrollment growth accompanying any economic downturn and re-enrollment of some individuals who were disenrolled through the re-determination process. Moreover, even if fiscal 2009 year-end enrollment matches the budgeted assumption of 225,000 individuals, costs for Commonwealth Care were still projected, as of August 22, 2008, to be at least moderately over budget due to higher-than-budgeted final rates for plan coverage, reflecting updated information about member costs, and lower-than-budgeted aggregate enrollee contributions on account of case mix (which have been estimated to add about $70 million on top of the $869 million in budgeted program costs in their own right). Another potential cost pressure for Commonwealth Care is the impact of risk-sharing arrangements with the managed care organizations providing plan coverage. The Commonwealth has indicated that the staff of the Connector is continuing to monitor evolving enrollment and cost trends to further inform fiscal 2009 estimates. The cost estimates discussed above represent projections of gross funding needs for Commonwealth Care and thus do not account for federal reimbursement. Consistent with the current Medicaid waiver, as of August 22, 2008, the Commonwealth was seeking the continuation of federal matching funds for spending on Commonwealth Care in its negotiations with CMS to renew its Medicaid waiver through fiscal 2011.

To help meet the funding needs of MassHealth and Commonwealth Care and ensure shared responsibility for financing state health coverage, the Governor approved legislation on August 8, 2008, as part of a final fiscal 2008 supplemental appropriations bill, providing additional revenues from health care reform stakeholders and authorizing the use of excess funds from the Medical Security Trust Fund. This legislation includes a one-time $33 million assessment on insurer surplus net worth for fiscal 2009, a one-time $20 million increase in the provider Health Safety Net Trust Fund assessment to help pay for state health coverage costs, authorization to transfer up to $35 million from the Medical Security Trust Fund for fiscal 2009 and a change to quarterly reporting for payment of the employer “fair share” assessment. Additionally, as of August 22, 2008, the Administration had proposed a draft regulation changing the “fair share” test, under which annual employer fair share contribution net revenue is projected to be approximately $45 million. These revenues are net of additional federal matching funds that would accompany their expenditure on state health coverage through MassHealth and Commonwealth Care. On October 1, 2008, the Division of Health Care Finance and Policy adopted final regulations revising the “fair share” test, which requires employers with 11 or more full-time equivalent employees (“FTEs”) to make a “fair and reasonable” premium contribution to their employees’ health insurance or pay a fee to the Commonwealth.

Previously, the regulations provided that an employer met the “fair and reasonable” contribution standard if either (i) 25% or more of its full-time employees enrolled in the employer’s group health plan, or (ii) it offered to contribute at least 33% towards the premium cost for a group health plan for full-time employees who worked at least 90 days. The revised regulations, which took effect on January 1, 2009, maintain this test for firms with 50 or fewer FTEs but require larger firms to meet both the employee enrollment and the employer contribution standards. Moreover, under the revised regulations, firms would also be considered to meet the “fair and reasonable contribution” standard if 75% or more of their full-time employees enroll in their group health plans.

As of March 5, 2009, these new regulations were projected to generate $30 million in revenue for a full year of implementation, to support government-funded health insurance programs. (Because of the delayed effective date and a quarterly filing and payment schedule, the first year’s revenues will be collected partly in fiscal 2009 and partly in fiscal 2010.) The Commonwealth estimates that approximately 1,100 firms will be liable for the fair share contribution under the new regulations.

The Connector Authority is also responsible for offering new, affordable products to individuals whose income exceeds 300% of the federal poverty level but who do not currently have access to health coverage. On May 1, 2007, the Connector Authority launched the Commonwealth Choice program to offer individuals a range of unsubsidized affordable health insurance plans. As of July 1, 2008, over 18,000 individuals had enrolled in health plans through the Commonwealth Choice program.

Health Safety Net Trust Fund. The Division of Health Care Finance and Policy administers the Health Safety Net Trust Fund (formerly the Uncompensated Care Pool), which reimburses acute care hospitals and community health centers in Massachusetts for eligible services provided to low-income uninsured and underinsured people. As the Commonwealth implements health care reform and aims to insure nearly every resident, the Division is carefully monitoring utilization and costs paid from the Health Safety Net Trust Fund. Division staff, in conjunction with the Executive Office of Health and Human Services and the Executive Office for Administration and Finance, continue to monitor trends in demand and utilization of free care. To date, the Division reports that utilization has decreased by 15% in the Trust Fund’s fiscal 2007 (the Trust Fund’s fiscal year runs from October 1 through September 30) as compared to the Trust Fund’s fiscal 2006, and that during the same time period, total costs declined by 9%.

Projected expenditures from the Health Safety Net Trust Fund and additional payments for un-reimbursed care provided to low-income uninsured and underinsured individuals at acute care hospitals and community health centers were $497.6 million in the Trust Fund’s fiscal 2008. The General Fund was expected to contribute $113.6 million to the Trust Fund, while $344 million was expected to be generated from hospital and insurer assessments and surplus funds from fiscal 2007. In addition, $40 million in reimbursement for care provided to low-income uninsured and underinsured individuals provided at acute hospitals was expected to be funded by supplemental payments made from other sources.

The fiscal 2009 budget authorizes $453 million for payments made during the Trust Fund’s fiscal 2009 for care provided to low-income uninsured and underinsured individuals at acute care hospitals and community health centers. The General Fund is expected to contribute $63 million to the Trust Fund, and $320 million is expected to be generated from hospital and insurer assessments to pay for Trust Fund costs. In addition, $70 million in reimbursement for care provided to low-income uninsured and underinsured individuals provided at acute hospitals is expected to be funded by supplemental payments made from other sources.

As of August 22, 2008, the Division of Health Care Finance and Policy continued to monitor service utilization of the Health Safety Net Trust Fund for both fiscal 2008 and fiscal 2009, to assess the appropriate level of funding for the Trust Fund and to analyze constantly evolving trends relating to Trust Fund care demand, particularly in view of state spending on Commonwealth Care. There will be corresponding budget adjustments as more data emerges regarding demand on the Health Safety Net Trust Fund.

Cost Projections. As the Commonwealth moves into the second full year of implementation of health care reform, the Commonwealth has indicated that the Executive Office for Administration and Finance, in consultation with the Executive Office of Health and Human Services, the Connector Authority and other stakeholders, are closely monitoring the costs of the initiative. The Commonwealth has indicated that it is learning more about the characteristics of the uninsured population, and, as of August 22, 2008, the State was already experiencing the impact of nearly 440,000 residents having newly enrolled in health coverage through a combination of private and public programs. The Commonwealth has seen a reduction in the number of individuals accessing free care through the State’s safety net hospitals and community health centers, and as the reform moves toward its second stage, stakeholders from all branches of government are focused on opportunities to contain costs not only of the programs associated with the reform, but for health care programs across the State.

Office of Health Services

The Office of Health Services encompasses programs and services from the Department of Public Health, the Department of Mental Health and the Division of Health Care Finance and Policy. Their goal is to promote healthy people, families, communities and environments through coordinated care. The departments work in unison to determine that individuals and families can live and work in their communities self sufficiently and safely. The following are a few examples of programs and services provided by this office: substance abuse programs, immunization services, early intervention programs, environmental health services, youth violence programs, supportive housing and residential services for the mentally ill of all ages, and emergency and acute hospital services. The Division of Health Care Finance and Policy works to improve the delivery of and financing of health care by providing information, developing policies and promoting efficiency that benefit the people of the Commonwealth.

For fiscal 2008, the Office of Health Services is estimated to have spent $1.236 billion to provide health programs and services. As of August 22, 2008, the Office was projected to spend $1.293 billion in fiscal 2009. The Department of Public Health’s fiscal 2008 spending was an estimated $551.1 million and is projected to be $589.7 million in fiscal 2009. Department of Mental Health spending is estimated to have been $670.5 million in fiscal 2008 and is projected to be $685.4 in fiscal 2009. Division of Health Care Finance and Policy spending is estimated to have been $14.5 million in fiscal 2008 and, as of August 22, 2008, was projected to be $17.5 million in fiscal 2009.

Office of Children, Youth and Family Services

The Office of Children, Youth and Family Services works to provide services to children and their families through a variety of programs and services. The programs and services are offered through the Department of Social Services, the Department of Youth Services, the Department of Transitional Assistance and the Office of Refugees and Immigrants. The collaborative goal of this office is to work to ensure that individuals, children and families are provided with public assistance needed as well as access to programs that will allow for them to be safe and self-sufficient. The Office of Children, Youth and Family Services overall actual spending is estimated to have been $1.843 billion in fiscal 2008 and, as of August 22, 2008, was projected to be $1.893 billion in fiscal 2009.

Through the Department of Transitional Assistance, the Commonwealth administers four major programs of public assistance for eligible State residents: transitional aid to families with dependent children (“TAFDC”); emergency assistance; emergency aid to the elderly, disabled and children (“EAEDC”); and the state supplemental benefits for residents enrolled in the federal supplemental security income (“SSI”) program. In addition, the Department is responsible for administering the entirely federally funded food stamps program, which provides food assistance to low-income families and individuals. The Department oversees state homeless shelter programs and spending for families and individuals. Lastly, beginning in fiscal 2008, the Department established a new supplemental nutritional program, which provides small supplemental benefits to working families currently enrolled in the food stamps program.

Total TAFDC expenditures in fiscal 2008 are estimated to have been $287.8 million, or $3.6 million more than fiscal 2007. As of August 22, 2008, TAFDC fiscal 2009 expenditures were projected to be $302.7 million. Fiscal 2008 expenditures for the EAEDC program are estimated to total $72.2 million, an increase from fiscal 2007 spending of $67.3 million. As of August 22, 2008, total fiscal 2009 EAEDC expenditures were projected to be $72.5 million. In fiscal 2008, the State’s supplemental SSI spending is estimated to have been $212.2 million, $6.8 million, or 3.0%, greater than expenditures in fiscal 2007. As of August 22, 2008, fiscal 2009 SSI expenditures were projected to be $219.3 million.

Federal Welfare Spending. The federal welfare reform legislation that was enacted on August 22, 1996 eliminated the federal entitlement program of aid to families with dependent children and replaced it with block grant funding for transitional assistance to needy families (“TANF”). The TANF program replaced Title IV-A of the Social Security Act and allows states greater flexibility in designing programs that promote work and self-sufficiency. The block grant for the Commonwealth was established at $459.4 million annually for federal fiscal years 1997 through 2006. The Commonwealth must meet federal maintenance-of-effort requirements in order to be eligible for the full TANF grant award. In February 2006, federal legislation reauthorized the TANF block grant providing $459.4 million annually to the Commonwealth for the following five years, provided that the Commonwealth meets federal work requirements outlined below.

Welfare Reform. Under new federal TANF program rules, Massachusetts had to increase its fiscal 2006 work participation rate (i.e., the percentage of families receiving assistance that are participating in work or training-related activities allowed under the program) from 16.7% to 50% for all TANF families and 90% for two parent families beginning in federal fiscal year 2007. Through fiscal 2007, Massachusetts was eligible under the federal program rules to lower the State’s total required work participation rate requirement by applying credits earned through annual caseload reductions while continuing to meet federal requirements for state maintenance of effort spending. As of August 22, 2008, the Commonwealth was awaiting approval of the fiscal 2007 caseload reduction credit methodology. In fiscal 2008, Massachusetts was to be subject to a new methodology in determining the total annual caseload reduction credit that may be applied to the State’s workforce participation target. Because the new methodology was expected to diminish the State’s ability to lower its workforce participation target, the State established a new supplemental nutrition program. Working families enrolled in this new program can be counted towards the workforce participation rate and, the Commonwealth anticipated, would allow the State to avoid losses in federal revenue in fiscal 2008, while providing the working poor with a meaningful food assistance benefit.

For long-term improvement in the State’s workforce participation rate, the Department of Transitional Assistance has implemented initiatives to meet federal work participation standards within the provisions of existing state law. Such efforts included engaging more individuals and families in eligible work and training activities and better aligning funding with federal regulations, both to minimize the number of individuals in the calculation that are not participating and to maximize the number that are meeting the federal requirement.

Office of Disabilities and Community Services

The Office of Disabilities and Community Services assists in the welfare of many disadvantaged residents of Massachusetts through a variety of agencies. Programs and services are provided by the Massachusetts Rehabilitation Commission, the Massachusetts Commission for the Deaf and Hard of Hearing, the Massachusetts Commission for the Blind, the Department of Mental Retardation and the Soldiers’ Homes in Chelsea and Holyoke. These agencies provide assistance to this population and create public awareness to the citizens of the Commonwealth. Other facets of the Office of Disabilities and Community Services include both oversight and inter-agency collaboration which attend to the needs of the community, disabled and multi-disabled population. This holistic approach is designed to ensure that those of all ages with disabilities are able to lead functionally equivalent lives despite limitations that they may face.

The current lawsuit of Rolland v. Patrick et al. (originally Rolland v. Cellucci) affects both the Department of Mental Retardation and the Office of Disabilities and Community Services. Pursuant to the terms of the settlement, the Department of Mental Retardation must provide specialized services to those individuals residing in nursing facilities, place individuals into the community and divert the placement of new individuals. For the past eight years, the Department of Mental Retardation has addressed the needs of the 1,675 individuals with mental retardation and developmental disabilities residing in skilled nursing facilities. The settlement also required the Commonwealth to devote an additional $5 million each year to pay for the placement of these individuals. Under the settlement agreement approved on June 16, 2008, the Commonwealth expects to devote an additional $17-20 million each year to pay for the placement of the affected individuals and the provision of active treatment.

In fiscal 2007, spending for these agencies and services that they provide totaled $1.3 billion. A considerable portion of this, $1.2 billion, was expended by the Department of Mental Retardation. The Massachusetts Rehabilitation Commission followed in spending by utilizing approximately $39 million in fiscal 2007. The remaining amount was allocated between the Massachusetts Commission for the Blind, the Massachusetts Commission for the Deaf and Hard of Hearing and the Massachusetts and Holyoke Soldiers’ Home. Fiscal 2008 produced a similar trend in spending, with the Office of Disabilities and Community Services estimated to have spent approximately $1.367 billion. The largest expenditures occurred similarly at the Department of Mental Retardation, receiving over 90% of this funding, or $1.237 billion. As of August 22, 2008, the Office of Disabilities and Community Services was projected to spend $1.406 billion in fiscal 2009. Of that amount, the Department of Mental Retardation was expected to spend $1.271 billion.

Department of Elder Affairs

The Department of Elder Affairs (“Elder Affairs”) provides a variety of services and programs to eligible seniors and their families. Elder Affairs administers supportive and congregate housing programs, regulates assisted living residences, provides home care and caregiver support services, and nutrition programs. Eligibility for services is based largely on age, income, and disability status. The Department of Elder Affairs also administers the Prescription Advantage Program. The Department of Elder Affairs is estimated to have spent $292.8 million on senior programs (e.g., housing, nutrition, protective services) in fiscal 2008 and as of August 22, 2008 was projected to spend $296.1 million in fiscal 2009.

Personal Care Attendant Services. The Executive Office of Health and Human Services, through Elder Affairs, offers personal care attendant (“PCA”) services to individuals with disabilities. This community-based service is in line with Elder Affairs’ commitment to providing safe, effective services in the most appropriate setting. Legislation enacted in 2006 established the Personal Care Attendant Quality Home Care Workforce Council (“PCA Council”) within, but not subject to the control of, the Executive Office of Health and Human Services. As a result of the legislation, PCAs are public employees for the purpose of collective bargaining with the PCA Council but do not receive state employee pension or health benefits. The PCA Council is charged with recruitment and training of PCAs, establishing a referral directory to match consumers with PCAs and assisting consumers in making contact with potential candidates. On November 7, 2007, PCAs voted to be represented by the Service Employees International Union (“SEIU”) 1199 in their negotiations with the PCA Council. As of August 22, 2008, the PCA Council had reached a tentative three-year agreement with the PCAs which included wage increases, paid time off, benefits and a commitment to study the need and options for health insurance benefits for PCAs and to negotiate an agreement regarding health insurance benefits based on the study to commence in fiscal 2010.

Department of Veterans’ Services

The Department of Veterans’ Services provides a variety of services, programs and benefits to eligible veterans and their families. The Department of Veterans’ Services provides outreach services to help eligible veterans enroll in a variety of programs, administers supportive housing and homeless services, and provides over 65,000 veterans, veterans’ spouses and parents with annuity and benefit payments.

In fiscal 2008, the Department of Veterans’ Services is estimated to have spent $45.9 million on veterans’ programs (e.g., outreach, housing and benefits). As of August 22, 2008, projected fiscal 2009 spending was $51.4 million.

Group Insurance

The Group Insurance Commission (“GIC”) provides health insurance benefits to approximately 286,000 active and retired state employees and their dependents. Currently, the GIC has a tiered structure for employee contributions to health coverage. All employees hired on or before June 30, 2003 contribute 15% of total premium costs. All employees hired after June 30, 2003 pay 20% of premium costs.

The fiscal 2008 budget made a change to the way in which the GIC makes payments for retiree health care costs in response to the requirements of Government Accounting Standards Board (“GASB”) Statement No. 45 and the State’s intent to consolidate spending for current retirees with deposits towards the Commonwealth’s non-pension retiree liability. The original fiscal 2008 budget appropriated $831 million for the GIC to fund health coverage for active employees and their dependents as well as administrative costs. The original fiscal 2008 budget also authorized transfers of up to $343.2 million to the State Retiree Benefits Trust Fund for the purpose of making expenditures for current retirees and their dependents. Budgeted funding at the GIC in fiscal 2008, including health coverage for active and retired employees and other costs totaled $1.17 billion, a 14% increase over fiscal 2007 budgeted amounts.

A preliminary analysis of GIC fiscal 2008 spending indicated total spending of $1.21 billion, $42.4 million higher than originally expected. A portion of the shortfall was accounted for in the State Retiree Benefits Trust Fund, and on May 30, 2008 the Governor approved legislation directing $11.5 million in supplemental funds to the Trust Fund. The remainder of the shortfall was driven by unanticipated utilization of active employees and their dependents. On June 17, 2008, the Governor approved legislation providing supplemental funding in the amount of $30 million. As of August 22, 2008, the fiscal 2009 budget included $1.28 billion for GIC expenditures.

Pension

Almost all non-federal public employees in Massachusetts participate in defined-benefit pension plans administered pursuant to state law by 106 public retirement systems. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees’ retirement system) and for teachers of the cities, towns and regional school districts throughout the State (including members of the Massachusetts teachers’ retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority, and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. Pension benefits for state employees are administered by the State Board of Retirement, and pension benefits for teachers are administered by the Teachers’ Retirement Board. Investment of the assets of the state employees’ and Massachusetts teachers’ retirement systems is managed by the Pension Reserves Investment Management (“PRIM”) Board. In the case of all other retirement systems, the retirement board for the system administers pension benefits and manages investment of assets. Many such retirement boards invest their assets with the PRIM Board, and legislation approved in 2007 allows the PRIM Board to take over the assets of local retirement systems that are less than 65% funded and have failed to come within 2% of the PRIM Board’s performance over a ten-year period. With a very small number of exceptions, the members of these state and local retirement systems do not participate in the federal Social Security System.

Legislation approved in 1997 provided, subject to legislative approval, for annual increases in cost-of-living allowances equal to the lesser of 3% or the previous year’s percentage increase in the United States Consumer Price Index on the first $12,000 of benefits for members of the state employees’ and teachers’ retirement systems. The Commonwealth pension funding schedule (discussed below) assumes that annual increases of 3% will be approved for its retirees. Local retirement systems that have established pension funding schedules may opt in to the requirement as well, with the costs and actuarial liabilities attributable to the cost-of-living allowances required to be reflected in such systems’ funding schedules. Legislation approved in 1999 allows local retirement systems to increase the cost-of-living allowance up to 3% during years that the previous year’s percentage increase in the United States consumer price index is less than 3%.

The fiscal 2009 budget approved by the Legislature included an outside section that would increase the base, from $12,000 to $16,000, to which cost-of-living adjustments (“COLAs”) are applied for state employees and local teachers whose pensions are the responsibility of the Commonwealth. The Public Employee Retirement Administration Commission (“PERAC”) estimated that this provision, if enacted into law, would increase the actuarial liability of the pension system by approximately $1.07 billion and increase the normal cost by $24 million. Based on the current Commonwealth pension funding schedule (4.5% increasing amortization to fiscal 2023), this would translate into an additional cost of $119 million in the first year of the schedule (assuming payment began in fiscal 2008). PERAC based their analysis on their September 2005 study of cost-of-living adjustments and an update they performed in 2007 to reflect the passage of time since their original study. On July 13, 2008, the Governor returned this section to the Legislature with a proposed amendment that would limit the COLA base adjustment to those retirees whose annual pension payments are below $40,000. The Legislature subsequently enacted a bill limiting the COLA base adjustment for fiscal 2009 but not for subsequent years. After fiscal 2009, the COLA base adjustment would apply to state employees, local teachers and Boston teachers. The Boston teachers were not originally included in the COLA base increase but were added by the Legislature’s enacted amendment. All of the various bills contemplate an extension of the Commonwealth’s pension funding schedule from 2023 to 2026. This would have the effect of maintaining appropriation amounts from the current schedule and lengthening the schedule to pay the additional costs of the COLA base adjustment provision. On August 7, 2008, the Governor vetoed both the amended COLA base adjustment as well as the extension of the funding schedule.

Employee Contributions. The state employees’ and Massachusetts teachers’ retirement systems are partially funded by employee contributions of regular compensation—5% for those hired before January 1, 1975, 7% for those hired from January 1, 1975 through December 31, 1983, 8% for those hired from January 1, 1984 through June 30, 1996 and 9% for those hired on or after July 1, 1996, plus an additional 2% of compensation above $30,000 per year for all those members hired on or after January 1, 1979. Employee contributions are 12% of compensation for members of the state police hired after July 1, 1996. Legislation enacted in fiscal 2000 establishing an alternative superannuation retirement benefit program for members of the Massachusetts teachers’ retirement system and teachers of the State-Boston retirement system mandates that active members who opt for the alternative program and all teachers hired on or after July 1, 2001 contribute 11% of regular compensation. Members who elect to participate are required to make a minimum of five years of retirement contributions at the 11% rate. Approximately 45,000 active teachers joined the enhanced benefit program and will retire under the terms of the program over the next 30 years.

Early Retirement Incentive Program. As a means of reducing payroll costs in fiscal 2002 and 2003, the Commonwealth adopted two early retirement incentive programs, each of which offered an enhanced pension benefit to retirement-eligible employees. PERAC has reported that the 2002 program resulted in an increased actuarial liability of $312.2 million and that the 2003 program resulted in an increased actuarial liability of $224.8 million.

Unfunded Actuarial Accrued Liability. The retirement systems were originally established as “pay-as-you-go” systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. In fiscal 1988, the Commonwealth began to address the unfunded liabilities of the two state systems by making appropriations to pension reserves. Prior to the establishment of the pension funding program described below, the Commonwealth appropriated approximately $680 million to the pension reserves during the mid-1980’s, in addition to the pay-as-you-go pension costs during those years. Comprehensive pension funding legislation was approved in January 1988 to require the Commonwealth to fund future pension liabilities currently and to amortize the Commonwealth’s accumulated unfunded liability. Under current law such unfunded liability is required to be amortized to zero by June 30, 2023.

The Secretary of Administration and Finance is required by law to prepare a funding schedule providing for both the normal cost of Commonwealth benefits (normal cost being that portion of the actuarial present value of pension benefits which is allocated to a valuation year by an actuarial cost method) and the amortization by June 30, 2023, of the unfunded actuarial liability of the Commonwealth for its pension obligations. The funding schedule is required to be updated periodically on the basis of new actuarial valuation reports prepared under the direction of the Secretary of Administration and Finance. Funding schedules are to be filed with the Legislature triennially by January 15 and are subject to legislative approval. If a schedule is not approved by the Legislature, payments are to be made in accordance with the most recently approved schedule at a level at least equal to the prior year’s payments. The most recent funding schedule was adopted in March 2004.

On January 30, 2008, PERAC provided the Secretary of Administration and Finance with an updated funding schedule based on a fiscal 2009 appropriation of $1.465 billion. At its meeting on February 26, 2008, the Commission voted to recommend that schedule. The updated schedule reflects plan assets as of December 31, 2007. The schedule maintains the amortization basis in the current funding schedule (4.5% annual increasing amortization of unfunded liability to 2023). The schedule estimates the actuarial liabilities as of December 31, 2007. This schedule has not yet been filed by the Secretary with the Legislature.

Valuation of Pension Obligation. On September 10, 2008, PERAC released its actuarial valuation of the total pension obligation as of January 1, 2008. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $12.105 billion, including approximately $2.420 billion for the State Employees’ Retirement System, $8.072 billion for the Massachusetts Teachers’ Retirement System, $1.237 billion for Boston Teachers and $376 million for cost-of-living increases reimbursable to local systems. The valuation study estimated the total actuarial accrued liability as of January 1, 2008 to be approximately $56.637 billion (comprised of $22.821 billion for state employees, $30.955 billion for state teachers, $2.485 billion for Boston Teachers and $376 million for cost-of-living increases reimbursable to local systems). Total assets were valued at approximately $44.532 billion based on a five-year average valuation method, which equaled 90.4% of the January 1, 2008 total asset market value. The valuation method was the same as the method used in the 2007 valuation.

The most recently adopted funding schedule is based on the January 1, 2003 actuarial liability, brought forward on an estimated basis to January 1, 2004, and on asset values on January 1, 2004. The most recent funding schedule recommended by PERAC is based on the January 1, 2007 actuarial liability, brought forward on an estimated basis to January 1, 2008, and asset values on December 31, 2007. On October 30, 2008, the Legislature enacted legislation that the Governor had filed on October 15, 2008 to extend the funding schedule from 2023 to 2025. On January 13, 2009, the Secretary of Administration and Finance and legislative leaders agreed upon a pension funding level of $1.376 billion for fiscal 2010. This amount was based upon the final January 1, 2008 actuarial results and reflected the recently extended funding schedule deadline of 2025. On February 11, 2009, the Secretary of Administration and Finance filed, as required by law, an updated funding schedule with the Legislature that provides for both the normal cost of Commonwealth benefits and the amortization (by June 30, 2025) of the unfunded actuarial liability of the Commonwealth for its pension obligations. The schedule is based upon the same set of assumptions used to arrive at the agreed up on fiscal 2010 pension funding level. As of March 5, 2008, the filed schedule was pending Legislative approval.

Other Post-Retirement Benefit Obligations (“OPEB”)

Accounting standards promulgated in 2004 by the GASB required the Commonwealth to begin disclosing its liability for other post-employment benefits (commonly referred to as “OPEB”) in its fiscal 2008 financial reports. An initial valuation report by an independent actuarial firm of the Commonwealth’s liability for these health care and life insurance benefits was released in June 2006. The report presented two separate calculations of the Commonwealth’s OPEB liability, depending on whether the liability would be pre-funded in a manner meeting the requirements of GASB Statement No. 45.

According to the June 2006 report, assuming no pre-funding, the actuarial accrued liability of the Commonwealth for OPEB obligations earned through January 1, 2006 was $13.287 billion. If pre-funding was assumed, the actuarial accrued liability was reduced to $7.562 billion. This difference is solely attributable to the standards requirement that a lower discount rate must be used without pre-funding. Under pre-funding, the annual required contribution was calculated in June 2006 to commence at $702.9 million for fiscal 2006 and projected to increase to $1.205 billion for fiscal 2016. The independent actuarial firm updated these projections on January 24, 2007 for the purpose of providing estimates for the Governor’s fiscal 2008 budget recommendations. Assuming pre-funding, the annual required contribution was calculated to be $763.1 million in fiscal 2008, increasing to $1.223 billion in fiscal 2016. The January 24, 2007 update reported that without the pre-funding assumption the Commonwealth would be required to record a projected $1.203 billion expense in fiscal 2008, increasing to $2.818 billion in fiscal 2016.

Should the Commonwealth not fully fund the amortization of the actuarial liability, a liability for the difference between the amount funded and the actuarially required contribution would be reflected on the Commonwealth’s statement of net assets, as presented on a GAAP basis. The liability would increase or decrease each year depending on the amount funded, investment return and changes in amortization and assumptions. This change in liability would be reflected either as a revenue or expense item in the Commonwealth’s statement of activities as presented on a GAAP basis, dependent on these factors.

In making these calculations, the independent actuarial firm utilized employment and other data provided by the Commonwealth and assumed annual claims growth initially at 10.5% and declining to 5% after ten years and continuation of current benefit levels and current retiree contribution requirements.

The independent actuarial report covered only the Commonwealth’s OPEB obligations for Commonwealth employees and their survivors. Municipalities and authorities of the Commonwealth, even if their health care coverage is administered by the Group Insurance Commission, will perform their own valuations, as the Commonwealth acts only as an agent for these entities with respect to OPEB and does not assume the risk or financial burden of their health care costs.

The difference between the value of pre-funded and non-pre-funded OPEB liabilities is due to the discount rate used in the calculation. In the absence of pre-funding, the discount rate must approximate the Commonwealth’s rate of return on non-pension (liquid) investments over the long term, estimated at 4.5% for the purpose of this study. In the event of pre-funding, the discount rate would increase to a standard return on long-term investments, estimated at 8.25% for the purpose of this study. In order to qualify its OPEB liabilities as pre-funded, the Commonwealth must deposit annual contributions in a qualifying trust in accordance with the requirements of GASB Statement No. 45 (and similar to the program for funding the Commonwealth’s unfunded actuarial liability for pensions).

GASB Statement No. 45 requires that OPEB obligations be recalculated at two-year intervals. Such calculations may be affected by many factors, including changing experience and assumptions regarding future health care claims, by whether or not the Commonwealth enacts legislation that qualifies its OPEB obligations to be calculated on a pre-funded basis, by changes in the Commonwealth’s employee profile and possibly by changes in OPEB coverage levels and retiree contribution requirements. Accordingly, it should be anticipated that the actuarial accrued liability of the Commonwealth for OPEB liabilities may fluctuate.

The executive and legislative branches have been working to develop a short- and long- term strategy for addressing the Commonwealth’s OPEB liability. The State Retiree Benefits Trust Fund was created, and in fiscal 2008 spending for current retirees’ healthcare occurred from the Trust Fund, helping to consolidate the State’s retiree funding efforts and better project future liabilities. In fiscal 2008, the Trust Fund benefited from a one-time transfer of approximately $400 million from the Health Care Security Trust. The fiscal 2008 budget also established a special commission, consisting of representatives of the executive and legislative branches, to study the Commonwealth’s liability for paying retiree health care and other non-pension benefits.

The special commission released its report in July 2008. In its report, the special commission recommends that the Commonwealth develop a strategy to pre-fund the Commonwealth’s OPEB liability. The commission identifies three funding sources—tobacco settlement funds, unanticipated budgetary surpluses and annual legislative appropriations—and recommends funneling funds from all three sources to the State Retiree Benefits Trust Fund in order to address the unfunded OPEB liability. With regard to tobacco settlement funds, the commission advises a phased-in approach, whereby a specified percentage of the settlement funds (increasing from 25% of such funds in year one to 90% of such funds in year four and thereafter) would be transferred to the State Retiree Benefits Trust Fund. In addition to using the tobacco settlement funds, the commission further recommends that the Commonwealth allocate 50% of any unanticipated surplus funds in a budget surplus year to the Trust Fund. Finally, the commission recommends that annual appropriations to the Trust Fund be included in each annual budget so as to eliminate the unfunded liability by 2038.

The fiscal 2009 budget does not include any of the special commission’s recommendations for addressing the Commonwealth’s OPEB liability. Many of the recommendations will require separate legislation.

Executive Office of Education

Recently enacted reorganization legislation created an Executive Office of Education encompassing the Department of Early Education and Care, the Department of Elementary and Secondary Education (previously the Department of Education) and the Department of Higher Education (previously the Board of Higher Education). In September 2007, the Governor created a “Readiness Project” and called on a diverse group of education, business and civic leaders to look to the future of public education in the Commonwealth and offer a set of recommendations to transform the state system of public education into a comprehensive, integrated, student-centered education system that begins before kindergarten and continues through grade 12 and beyond. In June 2008, the Project issued a report containing a series of recommendations for improving public education in Massachusetts, and on June 23, 2008, the Governor appointed a Readiness Finance Commission comprised of education, business and policy leaders to identify short-term cost savings and potential new revenue sources, while outlining several options to correct perceived shortcomings of the current state funding formula for public education.

Department of Elementary and Secondary Education

The Department of Elementary and Secondary Education serves the student population from kindergarten through twelfth grade by providing support for students, educators, schools and districts and by providing state leadership. Fiscal 2008 spending is estimated to have been $569.6 million. As of August 22, 2008, fiscal 2009 spending was projected to be $631 million. These totals do not include the $3.726 billion appropriated for Chapter 70 aid in fiscal 2008 or the $3.949 billion appropriated in fiscal 2009. The Department of Elementary and Secondary Education is governed by the Executive Office of Education and by the Board of Education, which will now include 13 members. There are 328 school districts in the Commonwealth, serving over 950,000 students.

Department of Higher Education

Fiscal 2008 spending is estimated to have been $1.079 billion. As of August 22, 2008, fiscal 2009 spending was projected to be $1.085 billion. The Commonwealth’s system of higher education includes the five-campus University of Massachusetts, nine state colleges and 15 community colleges. The higher education system is coordinated by the Department of Higher Education which has a governing board, the Board of Higher Education, and each institution of higher education is governed by a separate board of trustees. The Board of Higher Education nominates, and the Secretary of Education appoints, a Commissioner of Higher Education, who is responsible for carrying out the policies established by the board at the Department of Higher Education.

The operating revenues of each institution consist primarily of state appropriations and of student fees that are set by the board of trustees of each institution. Tuition levels are set by the board of Higher Education. State-supported tuition revenue is required to be remitted to the State Treasurer by each institution; however, the Massachusetts College of Art and Design and the Massachusetts Maritime Academy have the authority to retain tuition indefinitely and through fiscal 2009, respectively. The board of trustees of each institution submits annually audited financial statements to the Comptroller and the board of Higher Education. The Department of Higher Education prepares annual operating budget requests on behalf of all institutions, which are submitted to the Executive Office of Education and subsequently to the Executive Office for Administration and Finance and to the House and Senate Committees on Ways and Means. The Legislature appropriates funds for the higher education system in the Commonwealth’s annual operating budget in various line items for each institution.

Department of Early Education and Care

The Department of Early Education and Care provides support to children and families seeking a foundational education. Additionally, the Department strives to educate current and prospective early education and care providers in a variety of instructive aspects. Included within the Department’s programs and services are supportive child care, TANF-related child care, low-income child care, Head Start grants, universal pre-kindergarten, quality enhancement programs, professional development programs, mental health programs, healthy families programs and family support and engagement programs. Two of these programs, the supportive and TANF-related child care, help children receiving or referred services by the Department of Social Services or the Department of Transitional Assistance.

In fiscal 2008, the Department is estimated to have spent approximately $551.9 million. The largest accounts responsible for spending include TANF-related child care ($181.1 million), low-income children ($209.8 million) and supportive child care ($67.3 million). As of August 22, 2008, the Department was projected to spend $590.1 million in fiscal 2009.

Public Safety

The Commonwealth is estimated to have spent a total of $1.543 billion in fiscal 2008 for the Executive Office of Public Safety and Security and sheriffs. As of August 22, 2008, the Office was projected to spend

$1.536 billion in fiscal 2009. Twelve state agencies fall under the umbrella of the Executive Office of Public Safety and Security. The largest is the Department of Correction, which operates 18 correctional facilities and centers across the Commonwealth, having expended an estimated $543.7 million in fiscal 2008. The State Police are estimated to have spent $291.7 million in fiscal 2008. Other public safety agencies include the Parole Board, the Department of Fire Services, the Military Division, the Office of the Chief Medical Examiner and six other public safety related agencies. In addition to expenditures for these twelve state public safety agencies, the Commonwealth provides funding for the operation of 16 regional jails and correctional facilities that are managed by independently elected sheriffs, for which the Commonwealth estimates spending of $279.9 million in fiscal 2008. Expenditures for all other public safety agencies are estimated to have been $426.7 million for fiscal 2008.

Energy and Environmental Affairs

In fiscal 2008, the Executive Office of Environmental Affairs was reorganized into the Executive Office of Energy and Environmental Affairs. This reorganization included the transfer of the Department of Energy Resources and Department of Public Utilities from the Executive Office of Economic Development to the new secretariat. The Executive Office of Energy and Environmental Affairs is estimated to have spent $24 million in fiscal 2008 and was projected to spend $24.6 million in fiscal 2009 for policy development, environmental law enforcement services and oversight of agencies and programs. Six state agencies and numerous boards fall under the umbrella of the Executive Office of Energy and Environmental Affairs. The largest is the Department of Conservation and Recreation, which operates over 600,000 acres of public parkland, recreational facilities, watersheds and forests across the Commonwealth, expending an estimated $99.4 million in fiscal 2008 and a projected $101.8 million in fiscal 2009. Other environmental agencies include the Department of Agricultural Resources, responsible for the State’s agricultural and food safety programs, which is estimated to have spent $18.1 million in fiscal 2008 and was projected to spend $19.3 million in fiscal 2009, the Department of Environmental Protection, which is estimated to have spent $60.3 million in fiscal 2008 and was projected to spend $62.3 million in fiscal 2009 for clean air, water, recycling and environmental remediation programs, and the Department of Fish and Game, which is estimated to have spent $20 million in fiscal 2008 and was projected to spend $21.1 million in fiscal 2009 for the management and protection of endangered species, fisheries and habitat. Additional agencies include the Department of Public Utilities, estimated to have spent $7.3 million in fiscal 2008 and projected to spend $7.3 million in fiscal 2009 for oversight of electric, gas, water and transportation utilities and the Department of Energy Resources, estimated to have spent $1.7 million in fiscal 2008 and projected to spend $2.5 million in fiscal 2009 for energy planning, management and oversight.

Debt Service

Debt service expenditures relate to general obligation bonds and notes, special obligation bonds and federal grant anticipation notes issued by the Commonwealth.

Other Program Expenditures

The remaining expenditures on other programs and services for state government amounted to an estimated $2.236 billion in fiscal 2008 and, as of August 22, 2008, were projected to be $2.312 billion in fiscal 2009, including the judiciary ($823 million in fiscal 2008), district attorneys ($102.1 million in fiscal 2008), the Attorney General ($41.2 million in fiscal 2008), the Executive Office for Administration and Finance ($413.9 million in fiscal 2008), the Executive Office of Transportation and Public Works ($243.3 million in fiscal 2008), the Executive Office for Housing and Economic Development ($249 million in fiscal 2008), the Executive Office of Labor and Workforce Development ($69.7 million in fiscal 2008) and various other programs ($293.8 million in fiscal 2008).

COMMONWEALTH CAPITAL INVESTMENT PLAN

The Executive Office for Administration and Finance develops and manages a multi-year capital investment plan. This plan coordinates capital expenditures by State agencies and authorities that are funded by Commonwealth debt, certain operating revenues, third-party payments and federal grants.

The Executive Office for Administration and Finance sets an annual administrative limit on the amount of bond-funded capital expenditures. The purpose of the administrative limit, known as the “bond cap,” is to keep Commonwealth debt within affordable levels. The stated annual bond cap for fiscal 2004 through 2007 was $1.25 billion, plus unexpended amounts carried forward from prior years. It should be noted, however, that Commonwealth debt for the CA/T Project, the Boston and Springfield convention center projects and the Massachusetts School Building Authority’s school building assistance program was issued in excess of the bond cap during the last several fiscal years. On July 31, 2007, the Governor announced that the annual bond cap would be $1.5 billion for fiscal 2008 and is expected to increase by $125 million for each subsequent fiscal year through fiscal year 2012. The bond cap determination is based on a debt management policy described in a debt affordability analysis released by the Executive Office for Administration and Finance on July 31, 2007.

On August 6, 2007, the Governor released a five-year capital investment plan for fiscal 2008 through fiscal 2012. This plan, totaling an estimated $12 billion over five years, increases the Commonwealth’s direct capital investment in several priority areas, including higher education, economic development, housing, transportation infrastructure, energy and environmental affairs, and community investments.

On December 17, 2008, the Governor released a five-year capital investment plan for fiscal 2009 through fiscal 2013, totaling nearly $14 billion. The completion and publication of the plan, which is an update to the plan issued in August 2007, was delayed in order to take into account the impacts of the economic downturn and the turmoil in the financial markets.

With the release of the five-year capital investment plan, the Governor announced that the annual administrative limit on the amount of bond-funded capital expenditures in the Commonwealth’s regular capital program, known as the “bond cap,” will be $1.575 billion for fiscal 2009. In addition, because legislative authorization for planned capital spending was obtained later than originally anticipated, capital spending was lower than originally planned in fiscal 2008 and $152.3 million of the unused bond cap from that year will be carried forward to support spending in fiscal 2009. The bond cap for fiscal 2010 is projected to be $1.6 billion, and is projected to increase by $100 million each subsequent fiscal year through fiscal 2013 (together with $126.1 million and $62.6 million of unused fiscal 2008 bond cap carried forward to fiscal 2010 and fiscal 2011, respectively).

The bond cap determination is based on the debt affordability policy described in the updated debt affordability analysis. Under this policy, the Commonwealth will set the annual borrowing limit at a level designed to keep debt service within 8% of budgeted revenues. For this purpose, debt service includes principal and interest payments on all general obligation debt, special obligation gas tax debt, interest on federal grant anticipation notes, general obligation contract assistance payment obligations and budgetary contract assistant payment obligations on certain capital lease financings. In addition, while the recently created accelerated structurally-deficient bridge program will be funded outside of the bond cap, the related debt service costs of the program have been fully accounted for under the debt affordability policy in setting the bond cap at the designated levels.

In addition to keeping debt service within 8% of budgeted revenues, the debt management policy limits future annual growth in the bond cap for the regular capital program to not more than $125 million. This additional constraint is designed to ensure that projected growth in the bond cap will be held to stable and sustainable levels. As noted above, the bond cap is expected to grow by $25 million from fiscal 2009 to fiscal 2010 and by $100 million in each succeeding fiscal year through fiscal 2013 as a result of the primary constraint imposed by the 8% limit.

The Commonwealth has indicated that Executive Office for Administration and Finance will revisit the debt capacity and affordability analysis periodically, and at least every year, to revise estimates for future years by taking into account fluctuations in interest rates, budgeted revenues and other changes affecting the Commonwealth’s debt capacity. In addition, the Commonwealth has indicated that the Executive Office for Administration and Finance will annually assess the appropriateness of the methodology and constraints for establishing the bond cap.

The capital investment plan is funded from a variety of sources, including proceeds of Commonwealth bonds (including bonds subject to the bond cap and project-funded bonds, as described above), federal funds, contributions from other governmental entities and third parties and other sources of Commonwealth funds. The projected amount of Commonwealth bonds supporting the August 2007 five-year capital investment plan was based on the debt affordability analysis described above. The bond cap for fiscal 2008 consisted of the $1.5 billion of new bonds referenced in the table above based on the debt affordability analysis, plus unexpended bond-financed amounts carried forward from fiscal 2007. The federal and other sources of funding supporting the Commonwealth’s capital budget are estimates based on historical experience and projections of certain state investments.

In April 2007, the Governor announced his plan to proceed with the South Coast Rail Project. The South Coast Rail Project is a $1.435 billion project to extend commuter rail service from Boston to the southeastern region of Massachusetts. The initial planning phase of the project is expected to last through fiscal year 2010 and cost approximately $23.4 million, which is expected to be funded with proceeds of general obligation bonds of the Commonwealth. A finance plan for the design and construction phase of the project, expected to run from fiscal years 2011 through 2017, is anticipated to be completed by January 1, 2010. The finance plan is expected to rely in part on new state tax revenues that will be generated from economic development along the new rail corridor.

On June 16, 2008, the Governor approved legislation in support of the life sciences industry that is consistent in structure and funding amounts with the bill originally filed by the Governor on July 17, 2007. Among other initiatives and provisions relating to the Massachusetts Life Sciences Center, the legislation authorizes the borrowing of $500 million over a 10-year period to fund capital investments and infrastructure improvements around the State to support research and development of new projects in the life sciences industry. The legislation also contemplates the spending of $250 million of operating funds over the next 10 years to support research and fellowships and $250 million in tax credits over the next ten years for companies that bring jobs to Massachusetts in the life sciences industry.

On August 7, 2008, the Governor approved a $2.2 billion higher education bond authorization. The legislation includes authorizations for new buildings, renovation projects and capital improvements at each of the Commonwealth’s public higher education campuses. Of the $2.2 billion total authorization, $1.2 billion would be dedicated to capital investments at state and community colleges, and $1 billion would be dedicated to capital investments at the University of Massachusetts. The authorized amounts are expected to be expended over a ten-year period.

On August 4, 2008, the Governor approved legislation creating a Massachusetts Broadband Institute within the Massachusetts Technology Collaborative. The Institute is to administer a new Broadband Incentive Fund, to be capitalized by general obligation bonds in the amount of $40 million, to invest in long-lived, publicly owned broadband infrastructure, enabling private firms to partner with the State to connect the Commonwealth’s un-served and underserved communities to broadband services.

On May 29, 2008, the Governor approved a $1.275 billion affordable housing bond bill which includes $500 million for the preservation and improvement of the Commonwealth’s 50,000 units of state-owned public housing. The legislation also provides authorization for various programs that subsidize the development and preservation of privately owned affordable housing, including $200 million for the Affordable Housing Trust Fund and $125 million for the Housing Stabilization Fund.

On November 29, 2007, the Governor filed a three-year, $2.9 billion transportation bond bill designed to leverage additional federal funds for a total investment of $4.8 billion. In December 2007, the Federal Highway Administration and the Federal Transit Administration notified the Commonwealth that they would not approve the Commonwealth’s statewide transportation improvement plan and subsequent federal reimbursements of future transportation projects until the Commonwealth could demonstrate that adequate bond authorizations were available. The Legislature split the Governor’s bill into two parts, and on April 17, 2008, the Governor approved a partial version of the bill, authorizing $1.6 billion for transportation improvements and leveraging $1.9 billion in federal reimbursements. Also included in this legislation were $150 million for Chapter 90 grants to cities and towns for local roads and bridges in fiscal 2009 and $700 million for certain mass transit improvements required as part of the State implementation plan. The legislation approved on April 17, 2008 is expected to bring the Commonwealth into compliance with the Federal Highway Administration and Federal Transit Authority orders. On August 8, 2008, the Governor approved a second transportation bond bill authorizing $1.445 billion for road and bridge projects and other transportation-related capital investments.

On August 14, 2008 the Governor approved a $1.657 billion land, parks and clean energy bond bill. This legislation includes funding for land protection and acquisition and funding to enhance state parks and rebuild related infrastructure. The legislation also includes authorization for new programs to address environmental challenges.

On August 11, 2008, the Governor approved a $3.3 billion general government bond bill making targeted investments in public safety, city and town facilities, state buildings, and information technology systems. Included in the bill is authorization to assist communities with local infrastructure needs, improvements to state and county correctional facilities, improvements to court facilities throughout Massachusetts and capital repairs, on-going maintenance and unforeseen emergency capital needs at state office buildings and facilities. The legislation also authorizes targeted investments to spur economic development in our communities, including funding to help small businesses throughout the Commonwealth. To enhance government services provided to all citizens of the Commonwealth, the legislation includes funding to modernize critical state information technology systems, including funding to replace and upgrade the outdated and overburdened systems at the Department of Revenue and the Registry of Motor Vehicles.

Bond authorization legislation enacted in 2008 includes provisions that will de-authorize nearly $800 million of old, unused bond authorizations. The capital investment plan described above was developed assuming the bond bills were adopted as originally filed by the Governor. Although the total amounts of certain bond authorizations passed by the Legislature exceeded the amounts filed by the Governor, the Executive Office for Administration and Finance will continue to determine the annual borrowing amounts based on the debt affordability policy described above.

On August 4, 2008, the Governor approved legislation authorizing $2.984 billion in Commonwealth bonds to finance an accelerated structurally deficient bridge program. The program, which was developed in collaboration with the State Treasurer, is expected to finance over 250 bridge projects over the next eight years with approximately $1.9 billion of special obligation bonds secured by a portion of the gas tax and $1.1 billion of grant anticipation notes secured by future federal funds. By accelerating the investment in bridges, the Commonwealth expects to realize hundreds of millions of dollars of savings from avoided inflation and deferred maintenance costs. The proposed legislation targets bridges under the jurisdiction of the Massachusetts Highway Department and the Department of Conservation and Recreation. The additional borrowing for the program will be in addition to the bond cap amounts to fund the regular capital program but will be taken into account under the State’s existing debt policy to ensure that annual debt service is maintained at a level which will not exceed 8% of budgeted revenues.

Central Artery/Ted Williams Tunnel Project

One of the largest components of the Commonwealth’s capital program in recent years has been the Central Artery/Ted Williams Tunnel (“CA/T”) Project, a major construction project that is part of the completion of the federal interstate highway system. The CA/T Project has involved the replacement of the elevated portion of Interstate 93 in downtown Boston (the Central Artery) with an underground expressway, and the construction of a new tunnel under Boston harbor (the Ted Williams Tunnel) linking the Boston terminus of the Massachusetts Turnpike (Interstate 90) to Logan International Airport and points north. The CA/T Project is administered by the Massachusetts Turnpike Authority (“Turnpike Authority”).

Project Status. The CA/T Project was substantially completed in January 2006, with all major ramps, roadway and streets open for public use and most major contracts in the closeout phase. The major components of the work remaining for final completion of the CA/T Project include reconstruction of the downtown surface street system, completion of the traffic management system and construction of certain parks. Remaining work was expected to be completed in 2008, except for one park and certain other project elements, which are expected to be completed in 2010.

Project Budget and Oversight and Delay of Federal Funding. Periodically, the Turnpike Authority has produced a cost/schedule update for the project, of which the most recent version, Revision 11 (CSU 11), was prepared in July, 2004 and included a $14.625 billion CA/T Project budget. In addition, and in accordance with federal and state law, the CA/T Project develops finance plans which must receive certain federal and state approvals.

In October 2000, following an announcement by CA/T Project officials of substantially increased cost estimates, a federal law was enacted that requires the U. S. Secretary of Transportation to withhold federal funds and all project approvals for the CA/T Project in each federal fiscal year unless the Secretary has approved an annual update of the project’s finance plan for such year and has determined that the Commonwealth is maintaining a balanced statewide transportation program and is in full compliance with a project partnership agreement among the Federal Highway Administration, the Executive Office of Transportation and Public Works, the Turnpike Authority and the Massachusetts Highway Department. In addition, the law limits total federal funding for the CA/T Project to $8.549 billion (including $1.5 billion to pay the principal of federal grant anticipation notes), consistent with the project partnership agreement. Finally, the law ties future federal funding for the project to an annual finding by the Inspector General of the U. S. Department of Transportation that the annual update of the project’s finance plan is consistent with Federal Highway Administration financial plan guidance. Should any federal assistance be withheld from the CA/T Project pursuant to such law, such funding is nonetheless available to the Commonwealth for projects other than the CA/T Project. Moreover, the law provides that federal funds will not be withheld if the Secretary of Administration and Finance certifies that such funds are required to pay all or any portion of the principal of federal grant anticipation notes issued for the CA/T Project.

The CA/T Project finance plans submitted through October 2003 received the requisite approvals. The subsequent finance plan, based on CSU 11, was submitted in July 2004, but, as of August 22, 2008, this finance plan had not received federal approval. As a result, the remaining $162 million of federal funds for the project have been withheld from the project pending federal approval (the amount withheld has increased since 2007 as it includes certain cost recoveries that were required to be credited back to the federal government). The delay in receiving federal approval is due primarily to questions raised regarding the availability of certain budgeted project financing sources and to the desire of the Federal Highway Administration to review a finance plan with updated cost estimates and funding sources. The Commonwealth has made funds available to the CA/T Project to bridge the ultimate receipt of federal funds. The Commonwealth has indicated that it expects to continue this practice, to the extent necessary, until the federal funds are received.

On May 23, 2007, the Massachusetts Turnpike Authority filed a finance plan update with the Federal Highway Administration. The May 2007 finance plan update included an updated cost estimate of $14.798 billion, exclusive of certain cost recoveries, insurance payments and credits received or to be received thereafter. This increased cost estimate reflected changes in scope and the cost of delay in completion of the project, including delays and increased costs attributable to redeployment of CA/T Project staff and contractors to address the remediation of the July 2006 incident described below.

Based on the updated cost estimate and certain other cash flow adjustments reflected in the May 2007 updated finance plan, $210 million of additional funding was needed for the project. Pursuant to a May 2007 agreement between the Commonwealth and the Turnpike Authority, the Commonwealth agreed to cover the $210 million funding shortfall from the following two sources: (a) at least $140 million projected to be available in the Statewide Road and Bridge and Central Artery/Tunnel Infrastructure Fund (“TIF”) through June 30, 2009; and (b) up to $70 million of Commonwealth bond proceeds. This commitment by the Commonwealth to cover the funding shortfall is subject to the following conditions: (i) the Turnpike Authority must cover any future shortfalls in Turnpike Authority funding to complete the project and any costs in excess of $14.798 billion; (ii) all cost recoveries, insurance proceeds and, until the amounts advanced to the project by the Commonwealth described in (a) and (b) above are recovered, proceeds of the sale of certain real property of the Turnpike Authority related to the project that are received by the Turnpike Authority or the Commonwealth shall be deposited into the TIF to pay project costs in lieu of the additional amounts committed by the Commonwealth or to reimburse the Commonwealth for project costs already paid; (iii) to the extent that, by June 30, 2010, the amounts described in clause (ii) above received by or paid to the Commonwealth have aggregated less than the portion of the $210 million funding shortfall paid from Commonwealth bonds, the Turnpike Authority will pay the difference to the Commonwealth by not later than January 1, 2011; and (iv) to the extent legally and practically feasible, the Turnpike Authority must comply with new reporting and accounting requirements to improve the transparency of project financing matters to the Commonwealth.

The revised project cost estimates reflected in the May 2007 updated finance plan were based on assumptions concerning the resolution of claims, liquidated damages and back charges to the Turnpike Authority that the Turnpike Authority believed to be reasonable. The actual resolution of such amounts could vary from those assumptions. The order of magnitude of the additional exposure related to such claims, liquidated damages and back charges was estimated to be $160 million as of May 2007.

As of August 22, 2008, the federal government had not yet approved the May 2007 updated finance plan for the project. In connection with its review of the May 2007 updated finance plan, the federal government has raised a number of questions that the Turnpike Authority and the Commonwealth have been working to address. The May 2007 updated finance plan included certain assumptions as to the timing of the availability of surplus funds in the owner-controlled insurance program (“OCIP”) trust to pay costs of the project, which assumptions were questioned by the federal government. Since the May, 2007 submission, the Turnpike Authority has obtained written approval from the OCIP trust insurer, AIG, for the withdrawal of approximately $43 million in OCIP trust funds to meet project cash flow needs. As a result of the use of different assumptions to address the concerns raised by the federal government regarding the availability of surplus funding in the OCIP trust and regarding costs to be paid by the OCIP trust, the total CA/T Project cost is expected, as of August 22, 2008, to be approximately $9 million higher than was reported in May 2007, but all of this additional cost was expected to be paid from additional amounts available from the OCIP trust.

The Turnpike Authority expected to file an updated finance plan with the federal government to reflect the impact of AIG’s recent commitment to release excess funds from the OCIP trust and the changed assumptions regarding the OCIP trust on the project cash flow and to formally address all of the other issues raised by the federal government with respect to the May 2007 finance plan update. As of August 22, 2008, the Commonwealth and the Turnpike Authority expected the updated finance plan would satisfy the requirements for federal approval and would result in the release of the withheld federal funds for the project.

Recent Settlement. On January 23, 2008, the United States Attorney General and the Massachusetts Attorney General entered into a global resolution of criminal and civil claims with the joint venture of Bechtel/Parsons Brinckerhoff, Bechtel Infrastructure Corp. and PB Americas, Inc., f/k/a Parsons Brinckerhoff Quade and Douglas, Inc. (“Bechtel/Parsons Brinckerhoff”), the management consultant to the CA/T Project. Bechtel/Parsons Brinckerhoff agreed to pay over $407 million to resolve its criminal and civil liabilities in connection with the collapse of part of the I-90 Connector Tunnel ceiling (described below) and defects in the slurry walls of the Tip O’Neill Tunnel. In addition, 24 section design consultants, other contractors who worked on various parts of the project, agreed to pay an additional $51 million to resolve certain cost-recovery issues associated with the design of the CA/T Project. In total, the United States and the Commonwealth expected to recover $458 million, including interest. These settlements followed an earlier settlement with Aggregate Industries Northeast Region for $42.7 million relating to cost recovery issues with the CA/T Project. In total, the United States and the Commonwealth expect to recover $500.7 million, including interest from all of these settlements. As of August 22, 2008, the Commonwealth had received $413.8 million, including interest, of which $17 million was deposited in the Statewide Road and Bridge and Central Artery/Tunnel Infrastructure Fund. This settlement does not release the defendants from future catastrophic events having an aggregate cost of greater than $50 million, but the liability of Bechtel/Parsons Brinckerhoff for such a future catastrophic event is capped at $100 million.

As of August 22, 2008, the settlement agreement and recently passed legislation required that the settlement amounts and certain other cost recovery amounts be deposited in a trust fund and dedicated to non-routine maintenance of the CA/T Project and reimbursement of certain costs incurred by the Commonwealth and the Turnpike Authority to repair components of the project. All other cost recoveries, insurance proceeds and certain real estate proceeds will be deposited in the TIF for purposes of paying costs of the CA/T Project or reimbursing the Commonwealth for payment of such costs. As of August 22, 2008, the Turnpike Authority and the Commonwealth were negotiating an amendment to the May 2007 agreement described above to reflect, among other things, these recent developments with respect to cost recoveries and the application of such cost recoveries.

July 2006 Incident and Other Quality Concerns. On July 10, 2006, concrete ceiling panels in the eastbound portal of the I-90 Seaport Access Tunnel (“Seaport Tunnel”) that leads to the Ted Williams Tunnel came loose and fell on a traveling automobile and the roadway, causing bodily injury and the death of the passenger in the automobile, and extensive property damage to the Seaport Tunnel (the “Accident”). On July 10, 2007, the National Transportation Safety Board released its findings pertaining to the Accident. The Board’s assessment was that the proximate cause of the failure was the use of a fast-setting epoxy anchoring system which was susceptible to “creep,” i.e., the tendency for slippage or elongation with the application of sustained tensile loads. Repairs and other work related to the Accident and included in the May 2007 finance plan update have been estimated to cost $48 million. As of August 22, 2008, these costs were being borne by the Commonwealth. The Commonwealth and the Turnpike Authority anticipated that all such costs, and certain other project costs incurred by the Commonwealth and the Turnpike Authority, would be eligible for reimbursement from the settlement amounts deposited in the CA/T trust fund described above.

Following the Accident and pursuant to a new state law enacted in response to the Accident, the Executive Office of Transportation and Public Works assumed oversight and responsibility for the inspection and remediation of the Seaport Tunnel. In addition, the Commonwealth instituted a comprehensive safety audit of all tunnels that are part of the Metropolitan Highway System, including the tunnels that are part of the CA/T Project (the so-called “stem-to-stern” review). The Legislature appropriated $20 million to fund the audit. Phase I of the safety audit addressed the most safety-critical elements of the CA/T Project, including the tunnel components, as well as ceiling systems of the Sumner, Callahan and Central Artery North Area tunnels. Phase IA of the safety review responded to comments and Phase I recommendations and developed a scope and work plan for Phase II. Phase II of the safety review includes follow-up services related to the findings of Phase I and review of structural and life safety systems in other elements of the Metropolitan Highway System. As a result of the Phase I review, the epoxy anchors securing the ceiling panels in the Seaport Tunnel were replaced, and the tunnel was subsequently reopened. The Phase I review of the Ted Williams Tunnel ceiling panel anchors showed some evidence of distress and/or pull-out. Repairs were made at those locations that most concerned inspectors and other less urgent ‘suspect’ anchorage locations have been identified and strain gauges installed with monthly monitoring while contracts are developed for final repairs. Phases I and IA of the safety review have been completed. Phase II is expected to be completed in June 2008. The Phase I report noted that the Turnpike Authority has been responsive to the “stem-to-stern” recommendations. An implementation plan has been developed based on coordination between the Turnpike Authority and the stem-to-stern team. The Phase I review concluded that “[o]verall, structural systems were conservatively designed and fundamentally robust, but not without some areas of concern. Phase I identified immediate and near-term concerns mainly related to falling hazards from unsound concrete, loose tunnel fixtures, and damaged metal poles, as well as loose anchorages of precast curtain walls at abutments. All immediate and near-term concerns were expected to be reinspected in June 2008 by the consultant, FHWA, and DOT-IG to verify that the reported conditions have been addressed.”

SEC Inquiry. In late August and early September 2006, the Securities and Exchange Commission (“SEC”) sent letters to certain departments and instrumentalities of the Commonwealth requesting voluntary provision of documents and information regarding safety reviews of the CA/T Project since January 1, 2004 and related disclosures. On January 8, 2008, the SEC notified the Commonwealth that the SEC did not intend to pursue any enforcement action, thus closing the inquiry.

COMMONWEALTH REVENUES

In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the General Fund, the Highway Fund and other operating budgeted funds. For purposes of this disclosure, these funds will be referred to as budgeted operating funds, and revenues deposited in such funds will be referred to as budgeted operating revenues. In fiscal 2008, on a statutory basis, approximately 63.1% of the Commonwealth’s budgeted operating revenues and other financing sources were derived from state taxes. In addition, the federal government provided approximately 21% of such revenues, with the remaining 15.9% provided from departmental revenues and transfers from non-budgeted funds. The measurement of revenues for the budgeted operating funds on a statutory basis differs from governmental revenues on a GAAP basis. The Commonwealth’s executive and legislative branches establish the Commonwealth’s budget using the statutory basis of accounting.

State Taxes

The major components of state taxes are the income tax, which was estimated to account for approximately 59.5% of total tax revenues in fiscal 2008, the sales and use tax, which was estimated to account for approximately 20.4%, and the corporations and other business and excise taxes (including taxes on insurance companies, financial institutions and public utility corporations), which were estimated to account for approximately 11.4%. Other tax and excise sources were estimated to account for the remaining 8.5% of total fiscal 2008 tax revenues.

Effects of Tax Law Changes. During fiscal 2002 and fiscal 2003, legislation was implemented that had the net effect of reducing revenues by decreasing income tax rates or increasing or establishing various deductions and credits. In addition, several administrative changes were implemented that reduced revenues. During fiscal 2003, legislation was implemented that reversed or delayed some of the previous tax reductions, and implemented increases in other taxes. The Department of Revenue estimated that in fiscal 2004, the impact of tax law and administrative changes (including the non-recurrence of some fiscal 2003 revenues from certain loophole closings and that year’s tax amnesty program) was to reduce tax collections by approximately $110 million compared to fiscal 2003. The Department of Revenue estimated that tax law changes increased tax collections by approximately $31 million in fiscal 2005 compared to fiscal 2004, reduced tax collections by approximately $154 million in fiscal 2006 compared to fiscal 2005, reduced tax collections by approximately $113 million in fiscal 2007 compared to fiscal 2006 and would reduce tax collections by approximately $48 million in fiscal 2008 compared to fiscal 2007.

Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.3% has been applied to most types of income since January 1, 2002. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12%, and the tax rate on gains from the sale of capital assets owned more than one year is 5.3%. Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

Prior to January 1, 1999, a different rate was applied to “Part A” income (generally, interest and dividends) and “Part B” income (generally, “earned” income from employment, professions, trades, businesses, rents and royalties). The rate on Part A income was 12% prior to January 1, 1999; it was reduced to 5.95% as of January 1, 1999 and as of January 1, 2000 is the same as the rate on Part B income. The rate on Part B income was 5.95% prior to January 1, 2000, when it was reduced to 5.85%. The rate on Part B income was reduced to 5.6% on January 1, 2001 and to 5.3% on January 1, 2002 by an initiative petition approved by Massachusetts voters on November 7, 2000. This initiative petition also mandated a reduction in the Part B rate to 5.0% on January 1, 2003.

Legislation enacted in July 2002 made several changes to the state income tax. These included a delay of the scheduled Part B tax rate reduction from 5.3% to 5.0% for at least four years, suspension of the deduction for charitable contributions and a 25% reduction in personal exemptions. This legislation also changed the tax structure for long-term capital gains (i.e., capital gains on assets held for more than one year). Prior to the legislation, long-term capital gains were taxed at rates ranging from 0% to 5%, depending on how long the asset had been held before sale. Effective January 1, 2003, long-term capital gains are taxed at the Part B income tax income rate, which was 5.3% as of August 22, 2008.

The 2002 legislation also included a mechanism by which the tax year 2001 personal exemptions and charitable deductions could be gradually restored, and the tax rate on Part B income could be gradually reduced to 5.0%, contingent upon “baseline” state tax revenue growth (i.e., revenue growth after factoring out the impact of tax law and administrative processing changes) growing by 2.5% more than the rate of inflation for state and government purchases. Specifically, the personal exemption would be restored in four equal annual increases, contingent upon sufficient tax revenue growth in the immediately preceding fiscal year. Commencing in the year following the final personal exemption increase, the personal income tax rate would be reduced from 5.3% to 5.0% in six equal annual reductions of 0.05%, again contingent on sufficient revenue growth in each preceding fiscal year. In the tax year following that in which the personal income tax rate was reduced to 5.0%, the charitable deduction would be restored. In fiscal 2002 and 2003, tax revenue growth was such that personal exemptions remained at 2002 levels for tax years 2003 and 2004, respectively. In fiscal 2004, fiscal 2005, fiscal 2006 and fiscal 2007, baseline tax revenue growth was sufficient to trigger an increase in the personal exemptions for tax years 2005, 2006, 2007 and 2008, respectively, with the fiscal 2008 increase being the final of the four under the 2002 legislation. On August 14, 2008, the federal Bureau of Labor and Statistics reported that the Boston area consumer price index for July 2008 was 6.3% higher than in July 2007, meaning that fiscal 2008 inflation-adjusted baseline tax revenue growth over fiscal 2007 was likely to be close to 0%, lower than the 2.5% growth threshold needed to trigger a tax rate reduction. As of August 22, 2008, the Commonwealth indicated that, as required by law, the Department of Revenue would finalize and certify this calculation by August 30, 2008, once the fiscal tax revenue totals were finalized. Subject to this certification, as of August 22, 2008, there appeared to be insufficient inflation-adjusted revenue growth to trigger a decrease in the income tax rate to 5.25% in tax year 2009.

On November 4, 2008, an initiative petition that would have reduced the state personal income tax rate to 2.65% for all categories of taxable income for the tax year beginning on or after January 1, 2009 and then eliminated the tax for all tax years beginning on or after January 1, 2010 was defeated by more than a 2-to-1 margin.

Sales and Use Tax. The Commonwealth imposes a 5% sales tax on retail sales of certain tangible property (including retail sales of meals) transacted in the Commonwealth and a corresponding 5% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and a portion of residential use of telecommunications services.

Sales tax receipts from establishments that first opened on or after July 1, 1997 and that are located near the site of the Boston Convention and Exhibition Center, sales tax receipts from retail vendors in hotels in Boston and Cambridge that first opened on or after July 1, 1997 and sales tax receipts from retail vendors located in the Springfield Civic and Convention Center or in hotels near the Springfield Civic and Convention Center that first opened on or after July 1, 2000 are required to be credited to the Convention Center Fund. As of enactment of the fiscal 2004 GAA, this fund is no longer included in the calculation of revenues for budgeted operating funds.

A portion of the Commonwealth’s receipts from the sales tax (other than the tax on meals) is dedicated through trust funds to the MBTA and MSBA. The amount dedicated to the MBTA is the amount raised by a 1% sales tax (not including meals), with an inflation-adjusted floor. A comparable amount, though without the floor, will be dedicated to the MSBA beginning in fiscal 2010, with lesser amounts dedicated to the MSBA from fiscal 2005 through fiscal 2009.

Legislation enacted in March 2003, July 2004 and November 2005 closed several so-called tax loopholes related to the sales tax. These included changes to the taxation of promotional advertising materials, goods delivered through “drop shipments,” items that are fabricated outside of Massachusetts but sold in the state and the taxation of downloaded software that is pre-written or “canned.” The Department of Revenue estimated that these changes resulted in additional tax collections of $20-23 million in fiscal 2005, $34-48 million in fiscal 2006 and $71-81 million on an annualized basis thereafter.

The federal Internet Tax Nondiscrimination Act, passed by the U.S. Congress in late 2004, expanded the definition of “internet access” and thus had the effect of exempting from Massachusetts sales tax telecommunications services purchased, used or sold by a provider of internet access for use in providing internet access to its customers. Such telecommunications services had been taxed for Massachusetts sales and use tax purposes when purchased by a provider of internet access. The Department of Revenue estimates that the impact of this legislation was to reduce revenues by approximately $13 million in fiscal 2006 and $20-25 million annually thereafter.

On January 28, 2009, the Governor filed legislation to eliminate, effective April 1, 2009, the current sales tax exemption for candy, sweetened soft drinks and alcoholic beverages purchased for off-site consumption. The Department of Revenue estimated that enactment of the Governor’s proposed legislation by April 1, 2009 would result in increased tax receipts in fiscal 2009 of $25 million and in fiscal 2010 of $150 million. Of the fiscal 2010 receipts, $28.5 million would be dedicated to the Massachusetts School Building Authority, leaving $121.5 million to defray state expenditures related to wellness programs. The Governor’s proposed legislation would also impose a new 1% statewide sales tax on the retail sales of meals (in addition to the current 5% tax). Moneys received on account of this increase (an estimated $125 million in fiscal 2010) would be dedicated to local aid.

Room Occupancy Tax. The Governor’s fiscal 2010 budget recommendations propose an increase from 5.7% to 6.84% in the hotel/motel room occupancy tax imposed by the Commonwealth. Monies received on account of this increase (an estimated $24 million in fiscal 2010) would be dedicated to local aid.

Business Corporations Tax. Business corporations doing business in the Commonwealth, other than banks and other financial institutions, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Massachusetts tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to Massachusetts, which is based on net income for federal taxes, is taxed at 9.5%. The minimum tax is $456. Both rates and the minimum tax are inclusive of a 14% surtax.

In general, corporations apportion their income to Massachusetts based on the proportion of payroll, property and sales within the Commonwealth, with sales being double-weighted. However, beginning January 1, 1996, legislation was phased in over five years establishing a “single sales factor” apportionment formula for the business corporations tax for manufacturing companies. The formula calculates a firm’s taxable income as its net income times the percentage of its total sales that are in Massachusetts, as opposed to the prior formula that took other factors, such as payroll and property into account. Beginning January 1, 1997, legislation was phased in which sourced income of mutual fund service corporations to the states of domicile of the shareholders of the mutual funds that receive services instead of sourcing the sales to the state where the mutual fund provider bore the cost of performing services.

Legislation enacted in March 2003, July 2004 and November 2005 closed several so-called loopholes in the corporate and financial institutions tax structure. Among these were provisions dealing with real estate investment trusts, qualified subchapter S subsidiaries and payments to related parties for intangible expenses. Excluding provisions related to financial institutions, the Department of Revenue estimates that these changes increased revenues by approximately $25 million in fiscal 2003, $129 million in fiscal 2004, $150 million in fiscal 2005 and $173 million in fiscal 2006, and that revenues will be increased by $178 million annually thereafter.

Corporate Tax Reform. On July 3, 2008, the Governor approved legislation that changed the corporate tax structure in Massachusetts from a “separate company” reporting state to a “combined reporting” state, effective January 1, 2009. Under a combined reporting structure, commonly owned business corporations (together with financial institutions, public utilities and certain other entities) engaged in a “unitary” business, whether or not they have nexus in Massachusetts, determine their income as one combined business in the aggregate. The combined income of the group is then apportioned to Massachusetts in accordance with the existing apportionment rules and taxed to those members of the group that have nexus in Massachusetts. Transactions between member companies are generally disregarded.

The legislation also repeals the differences between federal and Massachusetts business entity classification rules for tax purposes so that companies will be classified as the same type of legal entity for federal and Massachusetts tax purposes. The new law retains the existing structure for different types of corporations—business corporations, manufacturers, financial institutions, utilities and S corporations, with different tax rates and apportionment rules.

Together with these structural changes, the legislation reduces the current 9.5% business corporations tax rate to 8.75% as of January 1, 2010, 8.25% as of January 1, 2011 and 8.00% as of January 1, 2012 and thereafter.

Massachusetts tax law imposes an entity level tax on S corporations with more than $6 million in annual receipts. The corporate tax reform legislation also reduces the tax rate for S corporations with more than $9 million in annual receipts so that the regular, non-S corporation rate (for a business corporation or financial institution, as applicable) for the year minus the personal income tax rate for the year equals the rate for such S corporations. The tax rate for S corporations with between $6 million and $9 million in annual receipts will equal two-thirds of the rate applicable to the larger S corporations.

The Department of Revenue estimates that the structural corporate tax law changes combined with the gradual reductions in the business corporations tax rate, the large S corporations tax rates and the financial institutions tax rate will increase revenues by approximately $285 million in fiscal 2009 (reflecting less than a full year’s impact of the changes), $390 million in fiscal 2010, $269 million in fiscal 2011, $190 million in fiscal 2012 and $163 million in fiscal 2013 and thereafter.

Financial Institutions Tax. Financial institutions (which include commercial and savings banks) are subject to an excise tax of 10.5%. The corporate tax reform legislation discussed above also provides for a reduction in the financial institutions tax rate of 10% as of January 1, 2010, 9.5% as of January 1, 2011 and 9% as of January 1, 2012 and thereafter.

Legislation enacted in March 2003 clarified the treatment of Real Estate Investment Trust (“REIT”) distributions with respect to the dividends-received deduction, namely, that such distributions received by businesses subject to the corporate excise tax are not to be treated as dividends and that they have never been exempt or partially exempt from taxation. REIT distributions are subject to taxation at the recipient level. The Department of Revenue estimates that this change resulted in additional tax revenues of approximately $160-180 million for fiscal 2003, most of which was the result of liabilities for prior tax years. The Department of Revenue estimates that the REIT legislation has resulted in revenue increases of $40-60 million in each of the ensuing fiscal years and will continue to yield approximately the same amount in future fiscal years.

Insurance Taxes. Life insurance companies are subject to a 2% tax on gross premiums. Domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2.28% tax on gross premiums. Domestic companies also pay a 1% tax on gross investment income.

Public Utility Corporation Taxes. Public utility corporations are subject to an excise tax of 6.5% on net income.

Other Taxes. Other tax revenues are derived by the Commonwealth from excise taxes on motor fuels, cigarettes, alcoholic beverages and deeds, among other tax sources. The excise tax on motor fuels is $0.21 per gallon. The tax on cigarettes was raised in fiscal 2003 from $0.76 per pack to $1.51 per pack; the same legislation also raised the tax rate on other types of tobacco products. The Department of Revenue estimates that this change resulted in additional revenue of approximately $185 million in fiscal 2003, $155-160 million in fiscal 2004 and $155 million in fiscal 2005 and thereafter. On July 1, 2008, the Governor approved legislation raising the tax from $1.51 per pack to $2.51 per pack. The Department of Revenue estimated that that change would result in additional revenue of approximately $174 million in fiscal 2009 and $145 million thereafter.

On February 4, 2009, the President approved the federal Children’s Health Insurance Program Reauthorization Act of 2009, which increases the federal cigarette tax by $0.61 per pack, from $0.39 to $1.00 per pack, effective April 1, 2009. The Department of Revenue expects that the increased federal cigarette tax will reduce cigarette sales in the Commonwealth and thus the amount of state cigarette tax revenue collected. Under current law, any decline in cigarette tax collections in fiscal 2009 and fiscal 2010 from currently assumed levels would reduce revenue transferred to the Commonwealth Care Trust Fund, but not affect revenue deposited in the General Fund. As of March 5, 2009, the Department of Revenue was in the process of estimating the state revenue impact of the federal cigarette tax increase.

Legislation was enacted in March 2003 that allowed the Commissioner of Revenue to provide incentives for inheritance trusts to settle future obligations during fiscal 2003. Through this program, approximately $34 million was raised in fiscal 2004, but inheritance tax collections in subsequent years were reduced.

In 2001, the United States Congress made numerous changes to Internal Revenue Code provisions relating to the estate and gift tax. For the estates of decedents dying on or after January 1, 2002, federal law raised the exemption amount and phased out the amount of the allowable credit for state death taxes by 25% a year until the credit was eliminated in 2005. Because the Massachusetts estate tax, prior to such Congressional action, equaled the amount of the allowable federal credit for state death taxes, this federal change meant that the Massachusetts estate tax (known as a “sponge tax”) would have been phased out and eliminated. In October 2002, the Massachusetts estate tax was retained by “decoupling” the Massachusetts estate tax from the federal estate tax for decedents dying on or after January 1, 2003. The Massachusetts estate tax is now tied to the Internal Revenue Code as in effect on December 31, 2000. These federal changes are estimated to have reduced fiscal 2003 collections by approximately $30-40 million, and the decoupling is estimated to have increased fiscal 2004 tax revenues by $40 million and fiscal 2005 tax revenues by $13 million in the first three months of fiscal 2005, when the effect of the phase-in was complete.

Tax Credits and Other Incentives. Massachusetts law provides for a variety of tax credits that may be applied against corporate excise or personal income taxes due, as applicable under relevant law. These credits are designed as benefits for specified economic activities as a means to encourage such business in the State. Certain of these credits, to the extent not used to reduce a current tax liability, may be carried forward, transferred or refunded, as specified in the applicable statute. In addition, certain statutory provisions may also provide an exemption from sales and use taxes for qualifying expenditures, or other specified tax benefits.

In July 2007, the Commonwealth revised its film tax credit to provide tax credits of 25% of certain production costs incurred by film production companies in Massachusetts that incurred at least $50,000 of film production costs in the Commonwealth. Such production companies were also granted a sales and use tax exemption for goods purchased in the Commonwealth. A film production company may elect either to transfer all or part of its production credit to another taxpayer or to claim a refund of 90% of the amount that is not currently used. There is no cap on the amount of film tax credits that may be claimed. Under current law, the film tax credit will expire on January 1, 2023. The Department of Revenue is required to prepare an annual report of the impact of the film tax credit. Based on film credit applications received through March 2008, the Department of Revenue estimates that film production companies will be entitled to claim an aggregate of $138 million in film tax credits. The timing of such claims cannot be determined.

Under legislation approved on June 16, 2008 in support of the life sciences industry, up to $25 million per year in tax incentives will be available to certified life sciences companies over a ten-year period, commencing on January 1, 2009 for an aggregate amount of $250 million.

Tax Revenue Forecasting

Under state law, on or before October 15 and March 15 of each year, the Secretary of Administration and Finance is required to submit to the Governor and to the House and Senate Committees on Ways and Means estimates of revenues available to meet appropriations and other needs in the following fiscal year. On or before October 15, January 15 and April 15, the Secretary is required to submit revised estimates for the current fiscal year unless, in her opinion, no significant changes have occurred since the last estimate of total available revenues. On or before January 15 of each year, the Secretary is required to develop jointly with the House and Senate Committees on Ways and Means a consensus tax revenue forecast for the following fiscal year. Beginning in fiscal 2005, state finance law has required that the consensus tax revenue forecasts be net of the amount necessary to fully fund the pension system according to the applicable funding schedule, which amount is to be transferred without further appropriation from the General Fund to the Commonwealth’s Pension Liability Fund.

On December 13, 2007, the Secretary of Administration and Finance and the House and Senate Committees on Ways and Means heard public testimony from representatives of the Department of Revenue, the Federal Reserve Bank of Boston, the Massachusetts Taxpayers Foundation and the Beacon Hill Institute. On January 8, 2008, the Secretary of Administration and Finance and legislative leaders announced agreement on a consensus fiscal 2009 tax revenue estimate of $20.987 billion, consistent with the testimony provided at the December hearing.

Based on these economic projections, fiscal 2009 tax collections were projected to grow by $762 million, or 3.8%, over fiscal 2008, with income tax collections growing by 5.8% actual and 6.0% “baseline” (“baseline” comparisons factor out the impact of tax law and administrative processing changes), sales tax growing by 3.3% actual and 2.7% baseline, corporate and business taxes declining by 3.3% actual and 3.2% baseline.

Based on an analysis of fiscal 2009 year-to-date revenue trends and taking into account revised economic forecasts and recommendations of the Department of Revenue and outside economists from the Governor’s Council of Economic Advisors, on October 15, 2008, the Secretary of Administration and Finance revised the fiscal 2009 revenue estimate downward by $1.1 billion, from $21.402 billion to $20.302 billion. On January 13, 2009, the Secretary made a further revision, reducing the estimate by an additional $852 million, to $19.450 billion.

On January 13, 2009, the Secretary of Administration and Finance and the chairs of the House and Senate Committees on Ways and Means jointly announced their consensus tax revenue estimate for fiscal 2010. The fiscal 2010 consensus revenue estimate calls for tax receipts of $19.530 billion, including $767 million dedicated to the MBTA, $641 million dedicated to the MSBA and $1.376 billion dedicated to pension funding. The fiscal 2010 estimate represents actual revenue growth of 0.4%, but a decline of 0.1% baseline, compared to the revised fiscal 2009 estimate of $19.450 billion.

Capital Gains Taxes. Income tax return data for tax year 2006 received through December 2007 (including data received subsequent to the consensus revenue estimate hearing) indicate that 2006 capital gains realizations were $28.7 billion, versus $26.4 billion in tax year 2005, an increase of 8.5%. Capital gains taxes grew from $1.513 billion in tax year 2005 to approximately $1.627 billion in tax year 2006 (2006 numbers are still preliminary), a 7.5% increase, and growth in capital gains taxes from tax year 2005 to 2006 were expected to reach about 10% once all tax returns had been received. On a fiscal year basis, fiscal 2007 capital gains taxes were estimated to have totaled about $1.668 billion (though no exact numbers are available on a fiscal year basis), an increase of $104 million, or 6.6%, from fiscal 2006.

Since the January 2008 announcement of the consensus tax revenue estimate for fiscal 2009, there have been a number of developments which should be taken into account for purposes of estimating tax revenues in fiscal 2009. Preliminary fiscal 2008 revenues were $655 million above the fiscal 2008 consensus revenue estimate of $20.225 billion. Fiscal 2008 tax revenue collections exceeded $20.8 billion, and the State has indicated, as of August 22, 2008, that less than 1% growth in tax revenues would be needed in fiscal 2009 to meet the fiscal 2009 consensus tax revenue estimate. However, a number of factors, including the impact of new and higher than projected tax credits, the potential of a statutorily required reduction in the personal income tax rate from 5.3% to 5.25% on January 1, 2009 and projections of slower rates of economic growth in the Commonwealth since the development of the fiscal 2009 consensus tax revenue estimate, may offset the relatively strong revenue collections of fiscal 2008 for purposes of estimating fiscal 2009 tax revenues. Although the Secretary of Administration and Finance has determined that, as of August, 22, 2008, there is not a need to revise the fiscal 2009 consensus tax revenue estimate, she is closely monitoring fiscal 2009 revenues and is developing contingency plans in the event that state tax revenue growth slows to a level that would require a downward revision of the fiscal 2009 estimate.

Fiscal 2008 and Fiscal 2009 Tax Revenues

Fiscal 2008. Preliminary tax revenue collections for fiscal 2008 totaled $20.881 billion, an increase of $1.144 billion, or 5.8%, over fiscal 2007. The tax revenue increase of $1.144 billion in fiscal 2008 over fiscal 2007 is attributable in large part to an increase of approximately $433 million, or 5.0%, in withholding collections, an increase of approximately $389 million, or 18.5%, in income tax estimated payments, an increase of approximately $299 million, or 15.2%, in income tax payments with returns and extensions, an increase of approximately $21 million, or 0.5%, in sales and use tax collections and an increase of $72 million, or 2.9%, in corporate and business tax collections, which are partially offset by changes in other revenues (net of refunds). The preliminary fiscal 2008 collections were $655.6 million above the fiscal 2008 consensus tax estimate of $20.225 billion adjusted for subsequent tax law changes. Of this above-benchmark performance in revenues, $218 million was due to three one-time settlement payments representing prior years’ liabilities received in February and March 2008.

Fiscal 2009. Preliminary tax revenue collections for the first month of fiscal 2009 totaled $1.383 billion, an increase $86.8 million, or 6.7%, over the same month in fiscal 2008. The tax revenue increase of $86.8 million in July 2008 is attributable in large part to an increase of approximately $29.3 million, or 5.3%, in withholding collections, an increase of approximately $69.9 million, or 139.6%, in corporate and business tax collections which are partially offset by changes in other revenues (net of refunds) and by the decline of $18.7 million, or 4.9%, in sales and use tax collections. The July 2008 collections were $38 million above the July 2008 benchmark, which was based on the fiscal 2009 estimate of $21.402 billion (consensus fiscal 2009 estimate of $20.987 billion adjusted for subsequent tax law changes). However, all of the July 2008 growth and more than the entire July 2008 surplus was accounted for by a corporate settlement payment of $80 million that was received in July 2008.

Federal and Other Non-Tax Revenues

Federal revenues are collected through reimbursements for the federal share of entitlement programs such as Medicaid and through block grants for programs such as Transitional Assistance to Needy Families (“TANF”). The amount of federal reimbursements to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon a maintenance-of-effort spending level determined annually by the federal government. In fiscal 2007, federal reimbursements for budgeted operating activity amounted to $6.168 billion. Federal reimbursements for fiscal year 2008 were, as of August 22, 2008, projected to be $6.948 billion. Estimated fiscal 2008 federal reimbursement has been reduced to reflect notices of deferred federal reimbursement for supplemental payments to safety net hospitals in the amount of $40.7 million for “Section 22” payments, as well as an additional $42 million to reflect anticipated deferred federal reimbursement for other payments to safety net hospitals that were made before the Commonwealth secured approval through its Medicaid State Plan. The Commonwealth has indicated, as of August 22, 2008, that it was also monitoring a resolution at the federal level of an additional $67.8 million in reimbursement on supplemental payments that were being included in the Commonwealth’s estimates of federal reimbursement, and while the Commonwealth anticipated a resolution in the future, it was not certain that the claiming process would be completed in time for the revenue to be credited to fiscal 2008. In this case, revenue would be claimed and credited to fiscal 2009 federal reimbursement.

Departmental and other non-tax revenues are derived from licenses, tuition, fees and reimbursements and assessments for services. For fiscal 2008, departmental and other non-tax revenues were estimated to be $2.379 billion. The largest budgeted departmental revenues, assessments and miscellaneous revenues in fiscal 2008 included $428.4 million for Registry of Motor Vehicles fees, fines and assessments, $188.9 million from filing, registration and other fees paid to the Secretary of State’s Office, $229.9 million in housing authority and municipal payments on behalf of retired teachers to the Commonwealth for group health insurance, $73.2 million in tuition remitted to schools of higher education, $146 million from underground storage cleanup, deeds excise and other non-tax fees and remittances received by the Department of Revenue and $117.1 million in fees, fines and assessments charged by the court systems. For fiscal 2009, departmental and other non-tax revenues were projected to be $2.558 billion.

Medicaid. The Governor’s fiscal 2010 budget recommendations and his plan announced on January 28, 2009 to eliminate the fiscal 2009 budget shortfall assume that the Commonwealth will receive additional federal Medicaid subsidies in the amount of $533 million in fiscal 2009, $711 million in fiscal 2010 and $335 million in fiscal 2011 as a result of the federal economic stimulus legislation then being debated in the United States Congress. These revenues are expected to be used to avoid further cuts to health care-related expenditures.

Lottery Revenues. For the budgeted operating funds, inter-fund transfers include transfers of profits from the State Lottery Fund and the Arts Lottery Fund and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for net transfers from the Lottery of $957.5 million, $985.2 million, $1.018 billion, $1.035 billion and $1.103 billion in fiscal 2003 through 2007, respectively, and, as of August 22, 2008, were estimated by the State Lottery Commission at $1.005 billion in fiscal 2008. Under state law, the net balance in the State Lottery Fund, as determined by the Comptroller on each September 30, December 31, March 31 and June 30, is to be used to provide local aid. The fiscal 2007 budget assumed total net transfers from the Lottery of $1.103 billion to fund various commitments appropriated by the Legislature from the State Lottery Fund and the Arts Funds, including Lottery administrative expenses and $920 million in appropriations for local aid to cities and towns, with the balance, if any, to be transferred to the General Fund for the general activities of the Commonwealth. The assumed $1.103 billion figure was $118.8 million higher than the State Lottery Commission’s actual operating revenues for fiscal 2007, which were $984 million. However, the $920 million in local aid spending was distributed to municipalities. Supplemental budget legislation approved by the Governor on August 8, 2008 provides for approximately $118.8 million to be transferred from the General Fund to the State Lottery Fund to resolve this fund imbalance.

The fiscal 2008 budget assumed total net transfers from the Lottery of $1.129 billion to fund various commitments appropriated by the Legislature from the State Lottery Fund and the Arts Lottery Fund, including Lottery administrative expenses and $935 million in appropriations for local aid to cities and towns, with the balance, if any, to be transferred to the General Fund for the general activities of the Commonwealth. The assumed $1.129 billion figure was approximately $124 million higher than the State Lottery Commission’s original estimate of its operating revenues for fiscal 2008. As of August 22, 2008, the estimate was $117 million. In order to fund the $935 million local aid distribution to cities and towns mandated by the fiscal 2008 budget, a transfer of $117 million from the General Fund to the State Lottery Fund was authorized by supplemental budget legislation approved by the Governor on August 8, 2008.

The fiscal 2009 budget assumes total net transfers from the Lottery of $1.005 billion to fund various commitments appropriated by the Legislature from the State Lottery Fund and the Arts Lottery Fund ($12.7 million for services and operation of the Massachusetts Cultural Council, $1 million for a compulsive gamblers treatment program, $78.6 million to the General Fund for the activities of the General Fund, $810.9 million for local aid to cities and towns and $102.3 million for administrative expenses of the Lottery), with the balance, if any, to be transferred to the General Fund. The assumed $1.005 billion figure was initially estimated to be approximately $17.4 million higher than the Lottery Commission’s initial estimate of its operating revenues for fiscal 2009 of $988 million. However, due to the negative economic climate, the Lottery Commission has since revised its estimate for operating revenues in fiscal 2009 to be $954.1 million (this includes a $1 million spending reduction in operating expenses). After the $1 million spending reduction in operating expenses and an additional $2 million spending reduction in administrative expenses, the result is an expected shortfall of $49.3 million against the assumed $1.005 billion. As of March 5, 2009, overall Lottery revenues for fiscal 2009 were trending closer to revenues reported in fiscal 2006 and fiscal 2007 of $4.524 billion and $4.460 billion, respectively, than the record revenues reported in fiscal 2008 of $4.709 billion.

Tobacco Settlement. In November 1998, the Commonwealth joined with other states in a master settlement agreement that resolved the Commonwealth’s and other states’ litigation against the cigarette industry. Under the agreement, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

The Commonwealth’s allocable share of the base amounts payable under the master settlement agreement is approximately 4.04%. The Commonwealth’s allocable share of the base amounts under the agreement through 2025 is more than $8.3 billion, subject to adjustments, reductions and offsets. However, in pending litigation tobacco manufacturers are claiming that because of certain developments they are entitled to reduce future payments under the master settlement agreement, and certain manufacturers withheld payments to the states due in April 2006, April 2007 and April 2008. The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments. The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the master settlement agreement to reward certain states’ particular contributions to the national tobacco litigation effort. This additional amount, also subject to a number of adjustments, reductions and offsets, is payable in equal annual installments during the years 2008 through 2017.

Tobacco settlement payments were initially deposited in a permanent trust fund (the Health Care Security Trust), with only a portion of the monies made available for appropriation. Beginning in fiscal 2003, however, the Commonwealth has appropriated the full amount of tobacco settlement receipts in each year’s budget. The balance accumulated in the Health Care Security Trust amounted to $509.7 million at the end of fiscal 2007. The fiscal 2008 budget established the State Retiree Benefits Trust Fund for the purposes of depositing, investing and disbursing amounts set aside solely to meet liabilities of the state employees’ retirement system for health care and other non-pension benefits for retired members of the system. The State Retiree Benefits Trust Fund was funded in the fiscal 2008 budget through a $354 million transfer from the General Fund for the purpose of making expenditures for current retirees which, prior to fiscal year 2008, had been made from appropriations within the Group Insurance Commission. The fiscal 2008 budget required the Health Care Security Trust’s balance to be transferred to the State Retiree Benefits Trust Fund on or before June 30, 2008. The State indicated that the transfer would be made as of that date once the balance of the fund was determined subsequent to the Commonwealth’s annual state single audit.

As of March 5, 2009, the recently enacted federal cigarette tax increase may have an adverse effect on the amount of tobacco settlement payments that the Commonwealth can expect to receive in future years. No attempt has been made to quantify the amount of any expected decrease.

Limitations on Tax Revenues

Chapter 62F of the General Laws, which was enacted by the voters in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The growth limit is used to calculate “allowable state tax revenue” for each fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then-current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth.”

Tax revenues in fiscal 2003 through 2007 were lower than the “allowable state tax revenue” limit set by Chapter 62F and, as of August 22, 2008, were estimated to have been lower than the allowable limit in fiscal 2008.

Chapter 62F was amended by the fiscal 2003 and fiscal 2004 GAAs to establish an additional tax revenue limitation. The fiscal 2003 budget created a quarterly cumulative “permissible tax revenue” limit equal to the cumulative year-to-date actual state tax revenue collected during the same fiscal period in the prior fiscal year, increased by the sum of the most recently available year-over-year inflation rate plus two percentage points. Effective July 1, 2003, at the end of each quarter the Commissioner of Revenue must calculate cumulative permissible tax revenue. The Comptroller must then divert tax revenue in excess of permissible tax revenue from the General Fund to a Temporary Holding Fund to make such excess revenue unavailable for expenditure. If actual tax revenue collections fall short of the permissible limit, the difference flows back into the General Fund. At the end of each fiscal year, tax revenue in excess of permissible state tax revenue for the year is to be held in the Temporary Holding Fund pending disposition by the Comptroller. The Comptroller is required to first use any funds in the Temporary Holding Fund to reimburse the Commonwealth Stabilization Fund for any amounts expended from the Stabilization Fund during the fiscal year. The general law amendments in the fiscal 2004 budget require that at the end of each fiscal year, the state comptroller must transfer remaining excess revenue from the Temporary Holding Fund back to the General Fund for inclusion in consolidated net surplus.

Actual state tax revenue for fiscal 2008 is estimated not to have exceeded the permissible state tax revenue limit set by Chapter 62F.

FISCAL 2008 AND FISCAL 2009

Fiscal 2008

The Legislature approved the fiscal 2008 budget on July 2, 2007, and it was approved by the Governor on July 12, 2007. The Governor vetoed $40.7 million of appropriations; the Legislature overrode $36.9 million of those vetoes. The original budget appropriated $26.808 billion for the fiscal year, including $8.250 billion for Medicaid, $5.948 billion for education (excluding the school building assistance program), $2.074 billion for debt service and contract assistance and $10.536 billion for all other programs and services. The original budget increased Chapter 70 education funding to cities and towns by $220 million to $3.726 billion. The original budget also increased the distribution of lottery revenues to cities and towns to $935 million, an increase of $15 million over the fiscal 2007 level. Overall, local aid to cities and towns increased by 5.8% in the fiscal 2008 budget. Appropriations totaling $343.1 million in fiscal 2007 were authorized as prior appropriations continued (“PACs”), allowing these funds to be spent in fiscal 2008. As of August 22, 2008, approximately $353.3 million in supplemental appropriations for fiscal 2008 had been approved, with another $21 million pending in the Legislature. Based on historical trends and fiscal 2008 spending, as of August 22, 2008, the Executive Office for Administration and Finance was anticipating approximately $237.3 million in reversions on account of fiscal 2008 ($78.2 million of which were anticipated to be carried forward into fiscal 2009).

In addition to this spending in the budgeted operating funds, the Commonwealth had significant “off-budget” expenditures in fiscal 2008 in the amounts of dedicated sales taxes transferred to the MBTA and MSBA, which were projected to be in the amounts of $756 million and $634.7 million, respectively.

The original fiscal 2008 budget relied on several one-time revenue sources, including a $240 million transfer from the Stabilization Fund to the General Fund, a transfer of not more than $75 million from the Stabilization Fund to the General Fund representing fiscal 2008 investment earnings in the Stabilization Fund and the suspension of the statutorily required Stabilization Fund deposit equal to 0.5% of fiscal 2008 tax revenues (approximately $100 million). The original fiscal 2008 budget also relied on $44 million of interest earnings from the Health Care Security Trust Fund. The fiscal 2008 budget approved by the Legislature proposed to transfer $150 million from the Health Care Security Trust to the General Fund to support fiscal 2008 spending. The Governor had proposed to amend the budget to decrease the size of the Health Care Security Trust Fund transfer to $111.5 million, the amount which would have been required had his vetoes been sustained. On November 28, 2007, the Governor approved legislation providing for a $150 million transfer from the Health Care Security Trust to the General Fund.

On August 2, 2007, the Governor approved legislation establishing a sales tax holiday during the period August 11-12, 2007. The Department of Revenue has estimated that this legislation reduced fiscal 2008 sales tax collections by approximately $17.5 million.

On November 20, 2007, the Governor signed legislation appropriating $15 million for the Low Income Heating and Energy Program, which provides support to low-income families during the winter heating season.

On January 4, 2008, the Governor approved $56.9 million in supplemental appropriations, including $23.1 million to fund recently approved collective bargaining contracts, $10 million to fund health care costs at the Department of Corrections, $4.1 million for additional funding at the Department of Transitional Assistance, $3.5 million for relocation costs of the Middlesex District Attorney’s office and $16.2 million for other programs and services.

On March 21, 2008, the Governor approved $89.2 million in supplemental appropriations, including $70.4 million for incurred snow and ice removal costs at the Massachusetts Highway Department and the Department of Conservation and Recreation, $7.3 million to make a final payment for the outstanding balance on the judgment in Jane C. Edmonds v. Elaine L. Chao, $6 million to address a shortfall facing the regional transit authorities, $2.7 million to fund newly ratified collective bargaining contracts, $2.3 million for the Military Division, which had incurred a deficiency to support payroll and housing costs of National Guardsman deployed to the Pilgrim power plant for security services, and approximately $500,000 for other programs and services.

On May 30, 2008, the Governor approved $84.3 million in supplemental appropriations, including $25.5 million to address the increasing welfare caseloads at the Department of Transitional Assistance and Department of Early Education and Care, $17.7 million for the Committee for Public Counsel Services, $10.3 million for incurred snow and ice removal costs at the Massachusetts Highway Department and the Department of Conservation and Recreation and $10.1 million for County Corrections. The supplemental bill also authorizes the transfer of an additional $187.3 million to the Commonwealth Care Trust Fund, of which $153.1 million would be for the Commonwealth Care Program and $15.7 million would be for the Health Safety Net Trust Fund. The bill also authorizes the transfer of $11.5 million to the State Retiree Benefits Trust Fund to support utilization of health care and other non-pension benefits for retired members of the system. The Commonwealth anticipates it will receive an additional $92.3 million in federal reimbursement due to the increased spending.

On June 17, 2008 the Governor approved supplemental appropriations totaling $115.7 million, including $36 million for MassHealth caseload, payment rate and utilization increases that could not be absorbed through savings in other areas within the MassHealth program (in addition to reducing the appropriation by $11 million for the Medicare Part D clawback), $29.4 million for the Group Insurance Commission to address increased costs for state employee health created by unanticipated utilization, $14.9 million for County Corrections to address deficiencies in the offices of six County Sheriffs, $10 million for increased caseloads at the Department of Social Services and the Department of Transitional Assistance and $2.4 million for the State Police to address a cruiser fuel deficiency and overtime pay obligations.

As of June 30, 2008, the Commonwealth ended fiscal 2008 with an undesignated budgetary fund balance of $115 million, which included the statutorily required 0.5% tax revenue carry-forward into fiscal 2008 of $105 million.

On August 8, 2008, the Governor approved supplemental appropriations totaling $46.5 million, including a new $20 million line item for collective bargaining costs, $10 million for the low income home energy assistance program, $4.7 million for charter school funding and $4.3 million for the underground storage tank program. The bill also includes $236 million of transfers that fully fund two years of prior Lottery Fund shortfalls and a transfer of $100 million in fiscal 2008 surplus revenues to the Stabilization Fund. The bill also contains a number of health care reform initiatives. The bill also includes an additional $7.4 million in fiscal 2009 appropriations for a handful of accounts.

For fiscal 2008, the Commonwealth’s audited financial statements report a year-end balance in the Stabilization Fund of $2.119 billion. The year closed with additional reserve fund balances of $171.5 million, $25 million of which is commonly known as “consolidated net surplus” and is dedicated to the Massachusetts Life Sciences Investment Fund under the fiscal 2009 budget. The total ending fund balance in the budgeted operating funds was approximately $2.406 billion.

On October 28, 2008, the Governor approved legislation to allow the Comptroller to address timing discrepancies in the receipt of federal reimbursements owed to the Commonwealth for fiscal 2008. In part, the timing discrepancy was a consequence of the then-ongoing negotiation of the Medicaid waiver, which delayed collection of federal reimbursements on expenditures made during fiscal 2008. Accordingly, the legislation authorizes the Comptroller to use those federal reimbursements in fiscal 2009 to make needed transfers to the Stabilization Fund and the State Lottery Fund, as the Legislature and Governor intended for fiscal 2008. As of March 5, 2009, the Commonwealth had received most of the deferred federal reimbursements and indicated that it would soon transfer these and additional amounts to the Stabilization Fund and the State Lottery Fund. The legislation also provides the Comptroller with discretion to adjust the timing of these transfers to minimize the impact on the Commonwealth’s cash flow.

On October 31, 2008, the Comptroller released audited financial statements for fiscal 2008 on the statutory basis of accounting (the Commonwealth’s Statutory Basis Financial Report). On December 23, 2008, the Comptroller released audited financial statements for fiscal 2008 prepared in accordance with Generally Accepted Accounting Principles (the Commonwealth’s Comprehensive Annual Financial Report).

Tax Revenue Estimate Update. On October 30, 2007, as a result of a periodic review required by state finance law, the Executive Office for Administration and Finance increased the tax revenue estimate for fiscal 2008 by $399.7 million to $20.225 billion. The $20.225 billion estimate was confirmed when the fiscal 2009 consensus tax revenue estimate was announced on January 8, 2008. Preliminary tax revenue collections for fiscal 2008 total $20,881 billion.

Fiscal 2009

On January 23, 2008, Governor Patrick filed his fiscal 2009 budget recommendations, providing for $28.165 billion in spending, based upon the fiscal 2009 consensus tax revenue figure of $20.987 billion.

On July 3, 2008, the Legislature passed the fiscal 2009 budget, and on July 13, 2008, the Governor approved it, vetoing or reducing line items totaling $122.5 million. The Legislature subsequently overrode $56.5 million of the Governor’s line item vetoes, bringing the total amount of authorized spending in the fiscal 2009 budget to $28.167 billion.

The fiscal 2009 budget assumes the use of $401 million transferred from the Stabilization Fund, the suspension of the statutorily required Stabilization Fund deposit equal to 0.5% of fiscal 2009 tax revenues (approximately $107 million), $285 million in new tax revenues as a result of the recently passed corporate tax reform legislation and $157 million in additional revenues generated through enhanced collection and enforcement measures. The fiscal 2009 budget also relies upon approximately $174 million in additional revenue from the $1-per-pack cigarette tax increase that the Governor signed into law on July 1, 2008 (the entire increase is dedicated to the Commonwealth Care Trust Fund per legislation).

In the filing letter that accompanied his line item reductions and vetoes, the Governor noted that while the Massachusetts economy had so far outperformed the struggling national economy, experts projected that worsening national economic circumstances, including rising energy costs, could cause state revenues to drop below fiscal 2009 budgeted estimates. As of August 22, 2008, economic forecasts suggested that fiscal 2009 tax revenues could be approximately $400 million less than the consensus revenue estimate upon which the budget was based. This reflects a projected decrease in various types of state tax revenues, including capital gains tax revenues which were expected to be lower in part due to the recent poor performance of the stock market.

Moreover, as of August 22, 2008, an updated analysis of demands on State resources suggested that the Commonwealth would likely face approximately $600 million in program costs and departmental revenue exposures not contemplated by the fiscal 2009 budget. A large portion of these exposures are related to safety net services that are particularly important in an economic downturn, including increased funding requirements for providing subsidized health insurance through MassHealth and Commonwealth Care. As of August 22, 2008, energy costs had also been skyrocketing in recent months, imposing increasing hardships on families and businesses. In total, these updated revenue forecasts and cost estimates for fiscal 2009 suggested the potential need for approximately $1 billion of budgetary solutions.

In light of these evolving fiscal and economic circumstances, the Governor developed plans to manage State finances through these challenges, including the fiscal 2009 budget vetoes described above, proposals for new health care reforms, proposals to capture departmental revenues that had been previously identified by the Executive Office for Administration and Finance and were not included in the fiscal 2009 budget ($80 million of which was captured in early August due to a one-time tax settlement) and the prudent use of reserves that were generated through a combination of higher-than-projected revenue collections during fiscal 2008 and spending controls that were imposed by the Executive Office for Administration and Finance in April 2008 to help address some spending exposures in fiscal 2009.

As of August 22, 2008, the Governor was also engaging in a planning process for making fiscal 2009 budget cuts pursuant to his “Section 9C” spending reduction authority to the extent such cuts appeared to be necessary when the Secretary of Administration and Finance updated the fiscal 2009 tax revenue estimates in October 2008. In anticipation of the potential need to use his Section 9C authority to reduce budgetary spending, the Governor filed legislation on July 13, 2008 seeking expanded Section 9C authority to authorize cuts to a broader scope of budgetary spending. As of August 22, 2008, the Legislature had not acted on the Governor’s proposal.

On October 15, 2008, pursuant to Section 9C of Chapter 29 of the Massachusetts General Laws, the Secretary of Administration and Finance advised the Governor of a probable deficiency of revenue of approximately $1.421 billion with respect to the appropriations approved to date for fiscal 2009 and certain non-discretionary spending obligations that had not been budgeted, including snow and ice removal costs, health and human services caseload exposures, increased debt service and public safety costs. The $1.421 billion projected shortfall to cover expenses resulted from a projected $1.1 billion reduction in State tax revenues and $321 million in projected costs not accounted for in the fiscal 2009 budget.

On October 15, 2008, the Governor announced a plan to close the projected $1.421 billion shortfall. The plan consisted of three major components: (i) $1.053 billion in spending reductions and controls, (ii) a $200 million transfer from the Stabilization Fund and (iii) $168 million of additional revenues.

The most significant element of the Governor’s plan was $1.053 billion in spending reductions and controls. Approximately $755 million in reductions were made pursuant to Section 9C to accounts within State agencies under the Governor’s control and through other spending controls. The other spending controls were expected to result in savings of $146 million from deficiencies not being funded, $52 million from pension funding reconciliation (revising the previous funding schedule to take into account the valuation report) and $100 million in pension funding deferrals. The remaining deficiency was met by voluntary reductions in the budgets of the judiciary, the Legislature, other constitutional offices and district attorneys, which are not subject to the Governor’s authority to reduce spending pursuant to Section 9C.

On October 15, 2008, in order to implement the voluntary reductions and address the remainder of the deficiency, the Governor filed emergency supplemental budget legislation to extend the state pension funding schedule from 2023 to 2025 (permitting a $100 million reduction in the amount to be funded in fiscal 2009), authorize the withdrawal of an additional $200 million from the Stabilization Fund to meet fiscal 2009 obligations, formalize the voluntary spending reductions provided within non-executive accounts, establish tiers of state employee health insurance contributions based on ability to pay (expected to provide $28.5 million for the remainder of fiscal 2009), authorize up to $80 million to be spent for emergency snow and ice removal (in excess of previously appropriated amounts) and authorize the Governor to transfer amounts among appropriation line items within certain limits. On October 30, 2008, the Legislature enacted such legislation with some modifications; the Legislature’s version authorized $50 million for snow and ice removal and placed stricter limits on the Governor’s line item transfer authority, and the Legislature did not include the provisions relating to state employee health insurance. The Legislature and the Governor also agreed on a two-month tax amnesty program to be implemented by the Department of Revenue and completed by June 30, 2009. The final legislation, approved by the Governor on January 7, 2009, allows the Department of Revenue to select which tax types and tax periods will be eligible for the tax amnesty provisions, under which the Department will waive accrued penalties for taxpayers with outstanding tax obligations. Such taxpayers would be required to pay their outstanding tax obligations and any accrued interest. On February 23, 2009, the Department of Revenue announced a limited tax amnesty program to be in effect from March 1, 2009 to April 30, 2009. The Department estimates that the program will result in $10 million to $20 million of revenue.

In his October 15, 2008 announcement, along with the proposals contained in the legislation and the Section 9C reductions, the Governor identified $168 million in additional revenues not previously budgeted for fiscal 2009, including $100 million in anticipated Department of Revenue judgments and settlements, $55 million in federal grants under the Temporary Assistance for Needy Families program and $13 million in local revenues anticipated under previously proposed legislation that would authorize municipalities to levy property taxes on certain telecommunications equipment (which would offset a like amount of General Fund monies otherwise required to supplement lottery-funded local aid).

On January 13, 2009, the Secretary of Administration and Finance advised the Governor, pursuant to Section 9C, of a further deficiency of revenue of approximately $1.101 billion with respect to the appropriations approved to date for fiscal 2009. On the same day, the Secretary made a further downward revision to the fiscal 2009 tax revenue estimate.

On January 22, 2009, the Governor approved legislation giving him the authority to reduce fiscal 2009 local aid distributions, in addition to his previously authorized powers to reduce state spending under Section 9C. (Aggregate reductions in local aid are limited under the law to one-third of the total fiscal 2009 spending reductions ordered by the Governor.) On January 28, 2009, in conjunction with the filing of his fiscal 2010 budget recommendations, the Governor announced a plan to close the additional $1.101 billion shortfall in fiscal 2009. The plan consists of an additional $191 million in expenditure reductions (including $128 million in reduced local aid distributions), $68 million in additional revenues ($25 million from expected tax settlements, $25 million from increased sales taxes resulting from a proposed elimination of certain exemptions, and $18 million from anticipated revisions of Registry of Motor Vehicles fees), $533 million in anticipated additional federal Medicaid funds and an additional draw of $327 million from the Stabilization Fund. On the same day, the Governor filed legislation to implement his plan for fiscal 2009, including the provisions previously rejected by the Legislature to establish tiers of state employee health insurance contributions based on ability to pay (such provisions would be effective as of January 1, 2009 and are expected to provide $28.5 million in budget savings in fiscal 2009).

As of March 5, 2009, the Executive Office for Administration and Finance was in the midst of its annual mid-year review, in which the current spending and revenue projections for fiscal 2009 are reviewed and updated. A number of issues and exposures have been identified, including recent settlements, changes in federal law, and additional deficiencies such as snow and ice removal costs. Initial estimates of these additional exposures total approximately $200 million to $230 million. As part of the review process, the Executive Office for Administration and Finance is expected to continue to monitor these exposures, as well as year-to-date tax collections. As of March 5, 2009, the mid-year review was expected to be completed by late March 2009.

On October 15, 2008, the Governor also stated that he intended to file additional legislation to carry out certain agency consolidations to make state government more efficient, to reform the State’s pension system and to dismantle the Massachusetts Turnpike Authority and reassign its assets and operating responsibilities.

On February 5, 2009, the Senate Chairman of the Joint Committee on Transportation filed legislation to establish a new Massachusetts Surface Transportation Authority that would assume responsibility for operating, maintaining and financing the Commonwealth’s roads, bridges and transit operations, including those currently under the jurisdiction of the Massachusetts Highway Department, the Division of Conservation and Recreation, the Massachusetts Turnpike Authority, the Massachusetts Port Authority, the Massachusetts Bay Transportation Authority and the regional transit authorities.

On February 24, 2009, the Governor filed legislation designed to reform the state transportation system. The legislation would create a consolidated State Department of Transportation within the Executive Office of Transportation and Public Works that would have four administrative divisions: a highway division, a rail and transit division, an aviation and port division, and a division of motor vehicles. The Massachusetts Turnpike Authority would be abolished by July 1, 2010, its debt and other financial obligations would be assumed by the

Department of Transportation, and its assets would be transferred to the highway division. The Tobin Bridge, now owned and operated by the Massachusetts Port Authority, would also be transferred to the highway division, and the Department of Transportation would assume all of the Port Authority’s obligations relating to the bridge. The Department of Transportation and the Port Authority would have 90 days after the effective date of the bill to agree on an amount of compensation to the Port Authority for the bridge; 70% of the funds received by the Port Authority would have to be expended on a list of specified transportation projects. The legislation would create a Transportation Fund (to replace the existing Highway Fund) to which a variety of transportation-related revenues would be dedicated and which would be used, among other things, to secure special obligation bonds to be issued by the Commonwealth. The legislation would provide for a 19¢ increase in the gasoline tax, effective July 1, 2009 (annually adjusted for inflation beginning on July 1, 2011), that would be dedicated to various transportation purposes, including 6¢ that would be dedicated to the MBTA and 4¢ that would be used for Turnpike Authority-related purposes. The legislation would also mandate that all regional transit authorities move to a forward-funded budgeting system.

Preliminary tax revenue collections for the first eight months of fiscal 2009, ended February 28, 2009, totaled $11.851 billion, a decrease of $669 million, or 5.4%, compared to the same period in fiscal 2008. The year-to-date tax revenue decrease of $669 million through February 28, 2009 is attributable in large part to a decrease of approximately $330 million, or 20.2%, in income cash estimated payments, a decrease of approximately $47 million, or 0.8%, in withholding collections, a decrease of approximately $135 million, or 4.9%, in sales tax collections and a decrease of approximately $125 million, or 11.7%, in corporate and business tax collections, which are partially offset by changes in other revenues (net of refunds). The year-to-date fiscal year 2009 collections (through February 2009) were $62 million below the benchmark estimate for the corresponding period, based on the Secretary of Administration and Finance’s revised fiscal 2009 revenue estimate of $19.450 billion announced on January 13, 2009.

The Commonwealth has indicated that the Executive Office for Administration and Finance would work closely with the Department of Revenue to monitor the Commonwealth’s tax collections throughout fiscal 2009 and to implement aspects of this fiscal management plan that are within its control to the extent necessary during the course of the fiscal year.

Fiscal 2010 Budget Proposals

On January 28, 2009, the Governor filed with the Legislature his budget recommendations for fiscal 2010. The Governor’s recommendations are based on the consensus tax revenue estimate for fiscal 2010 of $19.530 billion, plus $325 million in anticipated additional sales taxes resulting from a proposed elimination of certain exemptions, as well as increases to the State’s meals tax and hotel/motel room occupancy tax. The Governor’s recommendations call for total spending in fiscal 2010 to exceed total anticipated spending in fiscal 2009 by just 0.5%.

Overall, the Governor proposes to use $1.4 billion in Stabilization Funds over fiscal years 2009 and 2010. For fiscal 2009, $601 million has already been authorized and an additional $325 million is recommended to help close the remaining shortfall. The fiscal 2010 budget relies on an additional $489 million, not including the suspension of the statutorily required deposit. At the end of fiscal 2010, the balance of the Stabilization Fund is expected to be approximately $850 million to $888 million, depending on investment earnings.

The American Recovery and Reinvestment Act of 2009 was signed by the President on February 17, 2009 and includes aid to states through increases in the federal medical assistance percentage (“FMAP”), which is the federal matching percentage for the Medicaid program. In total, the federal legislation provides approximately $87 billion in FMAP funding to states, territories and the District of Columbia, based on expenditures made between October 1, 2008 and December 31, 2010. The federal aid amounts included in the Governor’s fiscal 2009 and fiscal 2010 budget blueprints were based on then-current estimates of temporarily enhanced federal Medicaid matching funds expected to be available to the Commonwealth in those years. Based on the

Commonwealth’s understanding of the version of the federal bill that was pending in the U.S. House of Representatives when the Governor released his budget recommendations, the Governor’s budget proposal assumes $1.244 billion of stimulus FMAP funds over fiscal 2009 and fiscal 2010. The fiscal 2009 budget would rely on $533 million, and the fiscal 2010 budget would rely on $711 million. The Commonwealth’s total amount of stimulus FMAP over the 27-month period will ultimately depend on actual Medicaid spending, as well as the Commonwealth’s unemployment rate, which is taken into account by the FMAP formula specified in the federal stimulus legislation. As of March 5, 2009, the Commonwealth was working to implement the FMAP provisions of the stimulus bill and expected to begin drawing the associated revenues shortly.

FMAP funds are one component of the American Recovery and Reinvestment Act of 2009, which also includes substantial additional funding to stimulate job creation, limit cuts to core social services and protect vulnerable citizens in Massachusetts and other states. The Executive Office for Administration included only the FMAP funds in the previously mentioned solutions to the fiscal 2009 and fiscal 2010 budget shortfalls, based on its knowledge of early versions of the federal stimulus bill, its recognition that many new federal funding streams are not suited for use in the State operating budget and its desire to be conservative in projecting ultimate amounts of federal aid. The Executive Office for Administration and Finance continues to analyze the American Recovery and Reinvestment Act and is awaiting federal guidance on when the funding will be available and how it can be used. In the event the amount of federal aid received is less than what is assumed in the budget solutions, the remaining balance in the Stabilization Fund could be used.

The amount of federal aid and Stabilization Fund moneys used in solving the fiscal 2009 and fiscal 2010 shortfalls was calibrated to ensure that the amounts used in fiscal 2010 were less than what was programmed for use in fiscal 2009. This places a greater emphasis on cuts, savings and revenues to balance the fiscal 2010 budget, solutions that have longer-term benefits. The Governor’s fiscal 2010 budget recommendations would leave one-time resources available at the end of fiscal 2010 equal to those used in balancing the fiscal 2010 budget. The projected FMAP balance of $355 million, when combined with the projected $850 million to $888 million Stabilization Fund balance at the end of fiscal 2010, would leave equivalent levels of reserves in fiscal 2011 to those that were used in fiscal 2010.

Consistent with the Governor’s proposal for the second half of fiscal 2009, the Governor’s fiscal 2010 budget recommendations would base state employee health care contributions on salary levels and affordability rather than date of hire, a change that is expected to result in $60.4 million of budget savings in fiscal 2010. Medicaid cost controls and savings in fiscal 2010 are expected to amount to $357 million ($178 million in state dollars net of federal reimbursement). Taking into account off-budget reductions, the total Medicaid savings are expected to be $374 million ($187 million in net state dollars) from the level of spending that will be required to maintain the same level and provision of medical services funded following the Section 9C spending cuts announced on October 15, 2008. Local aid reductions would total $220 million from fiscal 2009 funding levels, and reductions to Executive and Non-Executive branch agencies would total $871 million from the level of spending that would be required to maintain the same level and provision of services by these agencies following the October 15, 2008 spending cuts under Section 9C. The Governor’s fiscal 2010 budget recommendations would maintain Chapter 70 funding at fiscal 2009 levels. As the Governor’s budget recommendations were being developed, funding Chapter 70 at the formula level would have cost an additional $300 million for fiscal 2010.

The Governor’s fiscal 2010 budget recommendations anticipate revisions of Registry of Motor Vehicles fees (expected to generate an additional $74.5 million in fiscal 2010), an increase in nursing home assessments (expected to generate an additional $75 million in fiscal 2010), additional federal funding provided by the TANF Contingency Fund in the amount of $73 million and an additional $20 million in unclaimed bottle deposits resulting from an expansion of the “bottle bill” to require deposits on more types of bottles. The Governor is proposing to convert the existing seven county sheriffs to state sheriffs to provide for more stable and predictable budgeting and to achieve cost savings by allowing the State Group Insurance Commission to provide their employees’ health care.

The Governor’s fiscal 2010 budget recommendations would require adoption of a funding schedule for the Commonwealth’s unfunded OPEB liability. Under the Governor’s proposal, funding would be phased in, starting as early as fiscal 2011, using tobacco settlement proceeds and a portion of budget surpluses.

To alleviate financial stress on cities and towns, the Governor is proposing to authorize an increase from 4.0% to 5.0% (an increase of 4.5% to 5.5% for the City of Boston) in the allowable local option hotel/motel rooms occupancy tax (expected to generate a maximum of $24 million in fiscal 2010, should all cities and towns elect to impose the increase), a new local option 1% meals tax (expected to generate a maximum of $125 million in fiscal 2010, should all cities and towns elect to impose the increase). The Governor is also proposing an additional 1% state meals tax (in addition to the existing 5% tax), and an increase in the state room occupancy rate from 5.7% to 6.84%. Revenues from the incremental increases in both of such rates would be dedicated to local aid (expected to generate $149 million in fiscal 2010). He is also proposing, as he did last year, to eliminate the property tax exemption for certain telecommunications equipment, which is expected to add an aggregate $50 million in fiscal 2010 to municipal tax revenues.

The Governor’s fiscal 2010 budget recommendations also propose a new mechanism for budgeting for revenues generated by taxes on capital gains. As part of the annual process for developing a consensus tax revenue estimate, a maximum amount of capital gains tax revenues would be identified for inclusion in the annual estimate for budgeting purposes, based on multi-year trends. The amount, if any, of capital gains taxes received during the ensuing fiscal year in excess of the maximum budgeted amount would be deposited in the Stabilization Fund, to the extent that total tax revenue collections exceed the annual tax revenue estimate.

Cash Flow

The State Treasurer is responsible for cash management and ensuring that all Commonwealth financial obligations are met on a timely basis. Cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which in recent years has often resulted in the need for short-term cash flow borrowings. All short-term cash flow borrowings, including both commercial paper and revenue anticipation notes, must be repaid by the end of the fiscal year (June 30). As of August 22, 2008, the State had liquidity support for a $1 billion tax-exempt commercial paper program for general obligation notes, through five $200 million credit lines due to expire in September 2008, June 2010, December 2010 (two lines) and November 2015, respectively. The Commonwealth has relied upon this $1 billion commercial paper capacity for additional liquidity since 2002.

A cash flow forecast for fiscal 2009 and 2010 was released on March 4, 2009 by the State Treasurer and the Secretary of Administration and Finance. The fiscal 2009 cash flow forecast incorporated actual spending and revenue through January 2009.

The March 4, 2009 cash flow reported an actual cash balance on January 30, 2009 of $1.276 billion, approximately $24.3 million lower than the July 1, 2008 cash balance of $1.301 billion that opened the fiscal year.

The March 4, 2009 forecast was based on actual spending and revenue through January 2009 and then-current estimates for the remainder of fiscal 2009. The forecast took into account the expenditure reductions and revised fiscal 2009 tax revenue estimate announced on October 15, 2008 and further revisions made on January 13, 2009. The forecast was also based on the five-year capital investment plan published in August 2007 by the Executive Office for Administration and Finance. The forecast reflected Lottery projections, current as of March 5, 2009, described above. The forecast assumed the receipt of $288.5 million on April 15, 2009 pursuant to the tobacco master settlement agreement.

Based on the March 4, 2009 projections, the fiscal 2009 forecast showed an overall decline in the non-segregated cash balance from $1.198 billion to $1.093 billion. Several factors affected the overall decline in the cash balance, including general obligation bond proceeds received in fiscal 2008 which were projected to be spent in fiscal 2009, fiscal 2008 appropriations carried forward and authorized to be expended in fiscal 2009 and transfers resulting from the fiscal 2008 consolidated net surplus calculation.

The March 4, 2009 forecast took into account the cash flow borrowings that the Commonwealth had undertaken to date, including the $750 million of revenue anticipation notes issued on October 10, 2008 (to be repaid in equal installments on April 30, 2009 and May 29, 2009) and borrowings under the Commonwealth’s $1 billion commercial paper program, currently outstanding in the amount of $800 million. The forecast anticipated that $800 million of commercial paper would be outstanding at least through the end of March 2009.

The March 4, 2009 projections, like previous projections, anticipated the issuance by the Commonwealth of $1.9 billion in bonds in fiscal year 2009 to fund capital projects. In addition, the report noted that past capital spending had not been funded from the proceeds of bonds issued in prior fiscal years and therefore additional borrowing of approximately $192.9 million was expected to occur in fiscal 2009 to reimburse those expenditures. As of March 5, 2009, to date, the Commonwealth had issued $500 million in bonds in September 2008 and $525 million in bonds in February 2009, the proceeds of which were applied to capital spending. The cash flow forecast assumed the issuance of $450 million of bonds in May 2009 and $279 million in June 2009. The bond anticipation notes issued on December 17, 2008 in the amount of $350 million were paid on March 5, 2009. The Commonwealth repaid $200 million in outstanding commercial paper on February 6, 2009, with the remaining $800 million expected to remain outstanding at least through the end of March 2009.

The fiscal 2010 projections are based on the Governor’s fiscal 2010 budget recommendations. The State has indicated that this does not signify endorsement by the State Treasurer of the Governor’s recommendations.

The Commonwealth’s five-year capital investment plan, which is reviewed annually, calls for fiscal 2010 bond issuance of approximately $2.0 billion. This amount includes $1.6 billion in bond cap, $126.1 million of borrowing capacity carried forward from fiscal year 2008 and nearly $300 million of borrowing for the accelerated bridge program.

The fiscal 2010 forecast further assumes cash flow borrowings of $1.050 billion in August 2009 in three equal tranches of $350 million. The three tranches have been forecast to mature in April, May and June 2010, respectively. The forecast also assumes the issuance of $400 million in commercial paper to enhance the Commonwealth’s liquidity at the end of calendar year 2009. All short-term borrowings are forecast to be retired by the end of fiscal 2010. The forecast assumes the receipt of $294.8 million in April 2010 pursuant to the tobacco master settlement agreement.

As of March 5, 2009, the Commonwealth’s next cash flow projection was expected to be released on or before June 1, 2009.

LEGAL MATTERS

There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, as of August 22, 2008, no litigation is pending or, to her knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Programs and Services

From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth’s reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Ricci v. Patrick, United States District Court, First Circuit Court of Appeals. Challenges by residents of five state schools for the retarded in the 1970s resulted in a consent decree, which required the Commonwealth to upgrade and rehabilitate the facilities in question and to provide services and community placements in Massachusetts. On May 25, 1993, the District Court vacated all consent decrees and court orders, replacing them with a final order requiring lifelong provision of individualized services to class members and imposing requirements regarding staffing, maintenance of effort (including funding) and other matters.

On July 14, 2004, a subset of plaintiffs filed a motion to reopen the case and enforce the final order of May 25, 1993, asserting various reasons why the Department of Mental Retardation is not in compliance with the 1993 final order, mostly relating to the Commonwealth’s plan to close the Fernald Developmental Center. On August 14, 2007, the District Court reopened the case, restored it to the active docket and ordered the Department to continue to offer Fernald Developmental Center as a residential placement option for its residents. The Department appealed that order to the United States Court of Appeals for the First Circuit. On October 1, 2008, the United States Court of Appeals for the First Circuit reversed District Court orders requiring the Commonwealth to keep open an expensive and outmoded institution for the care of mentally retarded citizens. In response to a motion for panel rehearing filed by opposing parties, the Court of Appeals, on November 18, 2008, directed entry of judgment dismissing with prejudice all claims made which resulted in the issuance of the contested District Court orders. On February 2, 2009, the parties whose claims were dismissed filed a petition for writ of certiorari in the United States Supreme Court. The Commonwealth has indicated that it will urge the Supreme Court to deny the petition. If the Department is required to keep Fernald open indefinitely, additional operational, maintenance and infrastructure costs will possibly be in the millions of dollars.

Hutchinson et al v. Patrick et al., United States District Court, Western Division. This is a class action seeking declaratory and injunctive relief brought by two organizations and five individuals with brain injuries who are residents of various nursing facilities. Plaintiffs claim that they and a class of brain-injured individuals are entitled to, among other things, placement in community settings. Plaintiffs assert claims under the Americans with Disabilities Act, the Rehabilitation Act and the Medicaid Act. Plaintiffs filed their complaint on May 17, 2007 and filed an amended complaint on June 18, 2007. Defendants filed their answer to the amended complaint on July 16, 2007. Pursuant to the plaintiffs’ motion, which the defendants opposed, the District Court certified a class of approximately 8,000 Massachusetts residents who were as of August 22, 2008 or at any time during the litigation Medicaid-eligible; have suffered a brain injury after the age of 22; and either reside in a nursing or rehabilitation facility or are eligible for admission to such a facility. The potential fiscal impact of an adverse decision is unknown, but could be millions of dollars annually. The parties reached settlement and a settlement agreement was signed on May 30, 2008. After a fairness hearing on July 25, 2008, where there were no objections from class members, the court entered an order on September 19, 2008 approving the final comprehensive settlement agreement and retaining jurisdiction over the case pending compliance with the terms of the settlement agreement.

Rolland v. Patrick, United States District Court, Western Division. This is a class action by mentally retarded nursing home patients seeking community placements and services that resulted in a settlement agreement. In July 2001, the District Court found that the Commonwealth had breached portions of the agreement and was in violation of certain legal requirements related to the provision of “active treatment” to class members. The United States Court of Appeals for the First Circuit affirmed the District Court’s order in January 2003. In April 2007, the District Court found that, despite a “tremendous amount of work,” and substantial improvement in the provision of services, the Commonwealth has not yet ensured that all class members receive active treatment. A court monitor was appointed to evaluate whether each class member is receiving active treatment. As of August 22, 2008, the parties had reached a new settlement agreement under which 640 community placements would be created; placement of a class member in the community would take the place of any further obligation to provide “active treatment” to that individual. After a hearing, on May 22, 2008, the court found that the agreement was fair, reasonable and adequate, and approved it in a written decision issued on June 16, 2008. A group of class members is challenging the court-approved settlement agreement on appeal to the United States Court of Appeals for the First Circuit. This case carries the potential for a prospective increase in annual program costs of more than $20 million.

Health Care for All v. Romney et al., United States District Court. A group of individual plaintiffs brought this action for injunctive and declaratory relief, challenging the Commonwealth’s administration of the MassHealth dental program. Specifically, the plaintiffs asserted that the Commonwealth’s administration of the dental program fails to comply with federal Medicaid law. On February 8, 2006, the District Court entered judgment against the state defendants on three counts of the plaintiffs’ third amended complaint with respect to MassHealth-eligible members under age 21. Pursuant to that judgment, the Commonwealth must develop and implement a remedial plan to improve access to Medicaid-covered dental services for MassHealth-eligible members under age 21. Crucial aspects of the plan, including certain regulatory changes and the retention of a third-party administrator for the MassHealth dental plan, have already been implemented, but it is anticipated that additional program costs necessary to comply with the judgment will be incurred over the next several fiscal years. It is not possible, at this time, to accurately estimate the amount of likely future program costs that will be required to comply with the judgment.

Rosie D. et al. v. the Governor, United States District Court, Western Division. In a memorandum of decision dated January 26, 2006, the District Court ruled in favor of a class of Medicaid-recipient children that the Commonwealth fails to provide the home- and community-based services required under the Early and Periodic Screening, Diagnosis and Treatment (“EPSDT”) provisions of the Medicaid Act. On February 22, 2007, the District Court adopted the defendants’ proposed remedial plan, with some modifications, and, on July 16, 2007, entered judgment in accordance with that plan, as modified. The Commonwealth did not appeal from that judgment and has begun implementation of its remedial plan. The plan contemplates full implementation by June 30, 2009. As of August 22, 2008, pending before the court was plaintiffs’ motion for $7 million in legal fees. On January 14, 2009, the court allowed plaintiffs’ motion. On February 27, 2009, at defendants’ request, the court modified the program implementation schedule set forth in its judgment by delaying several deadlines for starting new programs; the plan as modified contemplates full implementation by December 1, 2009. The cost of implementation is likely to exceed $20 million annually beginning in fiscal 2009.

Disability Law Center, Inc. v. Massachusetts Department of Correction et al., United States District Court. The Disability Law Center (“DLC”) filed suit against the Department of Correction (“DOC”) and various senior DOC officials, alleging that confining prisoners with mental illness in segregation beyond a short period violates the Eighth Amendment of the United States Constitution, the Americans with Disabilities Act and the Rehabilitation Act of 1973. DLC asks the court to enjoin DOC from confining mentally ill prisoners in segregation for more than one week and to require DOC to establish a maximum security residential treatment unit or units as an alternative to segregation. DLC has proposed a broad definition of mental illness, which, if adopted, would cover a large percentage of DOC’s segregation population. DLC’s counsel and consultants (a psychiatrist, a psychologist and a corrections specialist) have toured several DOC facilities and have interviewed numerous segregation inmates. As of February 5, 2009, DLC had received the medical and mental health records of numerous inmates. The parties have been engaged in settlement discussions, and as of February 5, 2009, the next status report to the court was due on February 17, 2009. While DLC requests only injunctive relief, estimated increased program costs could amount to over $25 million in the event of an adverse outcome.

Harper et al. v. Massachusetts Department of Transitional Assistance, United States District Court. This lawsuit was filed by four individuals seeking to represent a class of indigent disabled individuals who apply for or receive subsistence-level cash and/or food stamp benefits from the Massachusetts Department of Transitional Assistance. Plaintiffs allege that the Department’s practices and policies with respect to processing applications for benefits, notifying recipients of changes in benefits and identifying applicants or recipients with disabilities fail to make reasonable accommodations for applicants and recipients with disabilities, and therefore violate the Americans with Disabilities Act and the Rehabilitation Act of 1973. Plaintiffs seek systemic changes to the Department’s policies for processing benefits applications, notifying applicants or recipients of benefit awards or changes and making disability determinations. The Department has answered the complaint, and the parties will soon engage in class certification practice and commence discovery. Though the suit is in its incipient stages and the existence and scope of liability are contested, the cost of implementing the changes demanded by the plaintiffs could be millions of dollars.

Medicaid Audits and Regulatory Reviews

In re: Disallowance by the U.S. Department of Health and Human Services Centers of Medicare and Medicaid Services (Targeted Case Management). On March 20, 2008, the Centers for Medicare and Medicaid Services (“CMS”) issued a notice of disallowance of $86,645,347 in Federal Financial Participation (“FFP”). As the basis for the disallowance, CMS cited the final findings of an audit conducted by the Office of the Inspector General (“OIG”) of the U.S. Department of Health and Human Services regarding Medicaid targeted case management claims for children in the target group of abused or neglected children involved with the Department of Social Services. The Commonwealth is appealing the CMS disallowance to the Departmental Appeal Board of the U.S. Department of Health and Human Services. Briefing in the appeal was completed on July 28, 2008. On December 31, 2008, the Departmental Appeals Board affirmed the disallowance. The Commonwealth filed an appeal of the disallowance in federal district court on February 25, 2009.

In re: Centers for Medicare and Medicaid Services regulations (Uncompensated Care Pool/Health Safety Net Trust Fund). The federal Health Care Financing Administration (now CMS) asserted in June, 2000 that the portion of the Medicaid program funded by the Commonwealth’s Uncompensated Care Pool might violate federal regulations regarding permissible taxes on health care providers. Since 1993, MassHealth has sought federal waivers for the Commonwealth’s assessment on acute care hospitals and surcharge payers, respectively, which fund the Uncompensated Care Pool and its successor, the Health Safety Net Trust Fund. The Commonwealth believes that the assessments are within the federal law pertaining to health care-related taxes. Under federal regulations, if the Commonwealth were ultimately determined to have imposed an impermissible health care-related tax, the federal government could seek retroactive repayment of federal Medicaid reimbursements. The Commonwealth has collected an estimated $4.496 billion in acute hospital assessments since 1990 and an estimated $1.397 billion in surcharge payments since 1998. Clarification of the law surrounding permissible provider taxes is a national issue involving a number of states. As of August 22, 2008, new federal regulations on health care-related taxes were, in large part, subject to a moratorium on implementation through April 1, 2009.

In re: Deferral of 2005 MassHealth acute hospital supplemental payments. In March 2006, CMS deferred payment of claims for FFP totaling almost $52.5 million. This amount represents the federal share of the portion of MassHealth supplemental payments to Boston Medical Center (“BMC”), Cambridge Health Alliance (“CHA”) and UMass Memorial Health Care, Inc. (“UMMHC”), hospitals attributable to dates of service in or before fiscal 2003. CMS released $16.4 million in FFP for payments to BMC and CHA and is holding $27 million in FFP for payments to UMMHC pending resolution of the OIG audit. EOHHS returned $9 million in FFP based on its own update of projected payment limits.

In re: Deferral of 2007 MassHealth acute hospital supplemental payments. In October and December 2007, CMS deferred payment of claims for FFP totaling approximately $51 million. This amount represents the federal share of the portion of state fiscal year 2007 MassHealth Safety Net Care supplemental payments to BMC and CHA that exceed the hospitals’ costs, but are below their charges. MassHealth submitted its response to CMS on February 7, 2008.

In re: Audit by the U.S. Department of Health and Human Services Office of the Inspector General (UMMHC hospital supplemental payments). The OIG is auditing MassHealth supplemental payments made to the UMass Memorial Health Care hospitals in 2004 and 2005. In a draft report, the OIG identified an overpayment of $40 million in FFP based on the allowability of hospital-based physician services. As of August 22, 2008, the OIG was reconsidering its findings.

Taxes

There are several tax cases pending that could result in significant refunds if taxpayers prevail. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and the descriptions that follow are not intended to imply that the Commissioner has conceded any liability whatsoever. As of March 31, 2008, approximately $139 million in contingent liabilities exist in the aggregate in tax cases pending before the Appellate Tax Board, Appeals Court or Supreme Judicial Court. These contingent liabilities include both taxes and interest. Several cases comprise a sizeable share of these liabilities.

TJX Companies v. Commissioner of Revenue (“TJX I” & “TJX II”), Appellate Tax Board, Appeals Court. In TJX II, the taxpayer is challenging a tax liability of approximately $17 million (including interest) at the Appellate Tax Board arising from the Commissioner’s disallowance of deductions for various royalty payments and interest taken in connection with transactions between several subsidiaries of the taxpayer. The Appellate Tax Board decided TJX I in favor of the Commissioner in 2006 and, on August 15, 2007, issued a 112-page report, affirming the taxpayer’s liability of approximately $24 million, but also requiring a refund of approximately $1.8 million, which has been made. TJX has appealed the Board’s decision, and the parties argued this case to the Massachusetts Appeals Court on November 3, 2008. The Board has stayed TJX II pending the outcome of TJX I, although the facts and circumstances of each are slightly different. According to the statement of agreed facts submitted to the Appellate Tax Board in TJX I, the amount in dispute, exclusive of interest, was approximately $9.8 million. According to the Appellate Tax Board decision, the amount of the abatement granted was $840,731.

MBNA America Bank v. Commissioner of Revenue, Greenwood Trust Company v. Commissioner of Revenue, Providian National Bank v. Commissioner of Revenue, Appellate Tax Board; Capital One Bank and Capital One F.S.B. v. Commissioner of Revenue, Supreme Judicial Court. These are claims under the Commerce Clause of the United States Constitution challenging the application of the financial institutions excise to certain credit card companies. The total potential refund in these cases is approximately $25 million. In Capital One Bank, the plaintiff issued credit cards to Massachusetts residents, resulting in a financial institutions excise tax that amounted to approximately $2 million for the years at issue in the case. The taxpayer had argued that the Commerce Clause of the U.S. Constitution requires that a corporation have a physical presence in a state before that state may impose an excise measured by the corporation’s net income. The Board rejected the plaintiff’s claims and upheld the excise. On January 8, 2009, the Supreme Judicial Court also upheld the excise. The court held that a physical presence is not required and that the company’s contacts with Massachusetts customers created a substantial nexus with Massachusetts. The taxpayer has 90 days from entry of judgment in which to file a petition for a writ of certiorari in the United States Supreme Court.

Philip DeMoranville and others v. Commonwealth of Massachusetts, Suffolk Superior Court. Plaintiff on his own behalf, and on behalf of similarly situated taxpayers, challenges a 2005 statute that authorizes the abatement of approximately $200 million in capital gains taxes, alleging that the Legislature’s determination that no interest shall be paid on the refunds is unconstitutional. Should the plaintiff prevail, the total potential refund could be approximately $56 million. On May 15, 2008, the Commonwealth served a motion to dismiss the complaint for failure to state a claim upon which relief could be granted. The court dismissed the case in January 2009 for failure to exhaust administrative remedies. The plaintiff has filed a notice of appeal.

Fleet Funding, Inc. & Fleet Funding II, Inc. v. Commissioner of Revenue, Appeals Court. The Commissioner of the Revenue and Bank of America have settled a longstanding dispute over efforts by the former Fleet National Bank (which Bank of America thereafter acquired) to avoid state taxation by the use of real estate investment trust (REIT) subsidiaries. The settlement includes the outright dismissal of the Bank’s appeal of an adverse Appellate Tax Board ruling for the 1999 tax year, an appeal that if successful would have resulted in a refund to the Bank of $53 million (inclusive of penalties and interest). The settlement also includes a payment by the Bank of $121 million to resolve still-pending Board proceedings for other tax years that involve the same REIT-related issues. The net gain for the Commonwealth from the settlement is, accordingly, $174 million.

Geoffrey, Inc. v. Commissioner of Revenue, Supreme Judicial Court. On January 8, 2009, the Supreme Judicial Court upheld a foreign corporation excise tax (amounting to approximately $1.2 million for the years at issue) on an out-of-state company that received royalties for the use of its trademarks by its subsidiaries operating in Massachusetts. The taxpayer had argued that the Commerce Clause of the United States Constitution requires that a corporation have a physical presence in a state before that state may impose an excise measured by the corporation’s net income. The Court rejected the argument and held that Geoffrey (the name of the giraffe in the Toys-R-Us logo) was taxable because it licensed its intangible property for use in Massachusetts and derived income from the use of its property in Massachusetts. These contacts, said the Court, created a substantial nexus with the Commonwealth that satisfies the Commerce Clause. The taxpayer has 90 days from entry of judgment in which to file a petition for a writ of certiorari in the United States Supreme Court.

Other Revenues

Commonwealth of Massachusetts v. Philip Morris Inc., RJ Reynolds Tobacco Company, Lorillard Tobacco Company, et al. (2003 NPM Adjustment). This matter arises under the Tobacco Master Settlement Agreement (“MSA”), entered into in 1998, that settled litigation and claims by Massachusetts and 45 other states, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, American Samoa and the Northern Marianas (collectively, the “States”), against the major tobacco manufacturers. Under the MSA, payments made by the Original Participating Manufacturers (“OPMs”) and Subsequent Participating Manufacturers (collectively the “Participating Manufacturers” or “PMs”) are subject to a number of adjustments. One such adjustment is the Non-Participating Manufacturer (“NPM”) Adjustment, which can be triggered if the OPMs suffer a specified market share loss as compared to the OPMs’ market share during the base year 1997. Because the OPMs did suffer the requisite market share loss in 2003, the OPMs are seeking to reduce, by $1.1 billion (or 18.6%), the $6.2 billion payment they made to the States for 2003. Under the MSA, a nationally recognized economic firm selected jointly by the States and the OPMs must make a determination that “the disadvantages experienced” by the PMs as a result of complying with the MSA were “a significant factor contributing to the Market Share Loss” for 2003. Even if such a determination were made, the States could still avoid the $1.1 billion adjustment if it was determined that the States “diligently enforced” their individual NPM Escrow Statutes. The Significant Factor Determination (SFD) proceeding got underway in June 2005. The economic firm issued its final determination on March 27, 2006 and found that the disadvantages experienced by the OPMs as a result of the MSA were a significant factor in the OPMs’ market share loss in 2003. Immediately following the firm’s determination, the OPMs requested that the Independent Auditor appointed pursuant to the MSA issue an adjustment to their April 2006 annual MSA payment in the amount of $1.1 billion which would have reduced the initial 2006 payout to Massachusetts by approximately $45-50 million. The Independent Auditor notified the parties that it would not make the adjustment until a fact finder resolved whether the States had diligently enforced their escrow statutes during 2003. Philip Morris paid its entire April 2006 annual MSA payment, but R.J. Reynolds and Lorillard withheld their portion of the NPM Adjustment, which reduced the initial 2006 payout to Massachusetts by approximately $30 million.

On April 18, 2006, upon the PMs’ withholding of the payment due April 17, 2006, the Commonwealth filed an emergency motion in Middlesex County Superior Court seeking immediate payment of the disputed amount and a judicial declaration that the Commonwealth diligently enforced its escrow statute during 2003. The PMs filed a motion to compel arbitration. On June 22, 2006, the Superior Court allowed the PMs’ motion to compel arbitration of the diligent-enforcement dispute and dismissed the Commonwealth’s complaint. The Commonwealth appealed the Superior Court’s order, and the Supreme Judicial Court allowed its application for direct appellate review. On April 23, 2007, the Supreme Judicial Court affirmed the Superior Court’s order dismissing the Commonwealth’s complaint and compelling arbitration of the diligent enforcement dispute. The Supreme Judicial Court did not resolve the merits of the diligent enforcement dispute, leaving that determination to a panel of arbitrators selected in accordance with the terms of the MSA. As of August 22, 2008, no arbitration panel had been selected, and no arbitration proceeding had been scheduled.

If the Commonwealth prevails in establishing that it diligently enforced its NPM escrow statute during 2003, then it will be immune from any potential NPM adjustment that the Independent Auditor may be required to make, and the approximately $30 million in withheld payments will have to be released to the Commonwealth. If, on the other hand, the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, but not exceeding the full amount of the Commonwealth’s 2003 MSA payment, depending upon the outcome of similar NPM proceedings against other states.

(2004 NPM Adjustment) The SFD proceeding for a 2004 NPM Adjustment commenced in May 2006. Because the OPMs did suffer the requisite market share loss in 2004, they are seeking to reduce, by approximately $1.1 billion, the MSA payments they made to the States for 2004 sales. In February, 2007, the economic firm again found that the disadvantages experienced by the OPMs as a result of the MSA were a significant factor in the OPMs’ 2004 market-share loss. Immediately following the firm’s determination, the OPMs requested that the Independent Auditor issue an adjustment to their April 2007 annual MSA payment in the amount of $1.1 billion, which would have reduced the initial 2007 pay-out to Massachusetts by approximately $45-50 million. The Independent Auditor notified the parties that it would not make the adjustment until a fact finder resolved whether the States had diligently enforced their escrow statutes during 2004. Philip Morris paid its entire April 2007 annual MSA payment, but R. J. Reynolds and Lorillard withheld their portion of the NPM Adjustment which reduced the initial 2007 payout to Massachusetts by approximately $30 million. Consistent with the procedures outlined above, the States can avoid the 2004 NPM Adjustment if it is determined that the States diligently enforced their individual NPM escrow statutes. If the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, but not exceeding the full amount of the Commonwealth’s 2004 MSA payment, depending upon the outcome of similar NPM proceedings against other states.

(2005 NPM Adjustment) The SFD proceeding for a 2005 NPM Adjustment commenced in May 2007. Because the OPMs did suffer the requisite market share loss in 2005, they are seeking to reduce, by approximately $709 million, the MSA payments they made to the states for 2005 sales. In February 2008, the economic firm again found that the disadvantages experienced by the OPMs as a result of the MSA were a significant factor in the OPMs’ 2005 market-share loss. Immediately following the firm’s determination, the OPMs requested that the Independent Auditor issue an adjustment to their April 2008 annual MSA payment in the amount of $709 million, which would have reduced the initial 2008 pay-out to Massachusetts by approximately $28-30 million. The Independent Auditor notified the parties that it would not make the adjustment until a fact finder resolved whether the states had diligently enforced their escrow statutes during 2005. Philip Morris paid its entire April 2008 annual MSA payment, but R.J. Reynolds and Lorillard withheld their portion of the NPM Adjustment, which reduced the initial 2008 payout to Massachusetts by approximately $20 million. Consistent with the procedures outlined above, the States can avoid the 2005 NPM Adjustment if it is determined that the States diligently enforced their individual NPM Escrow Statutes. If the Commonwealth does not prevail, future MSA payments to Massachusetts would be reduced by an amount yet to be determined, but not exceeding the full amount of the Commonwealth’s 2005 MSA payment, depending upon the outcome of similar NPM proceedings against other states.

(2006 NPM Adjustment) The SFD proceeding for a 2006 NPM adjustment commenced in May 2008 and as of February 5, 2009 is underway.

Vibo Corporation, Inc. d/b/a General Tobacco v. Jack Conway, et al., United States District Court, Western District of Kentucky. This case involves a challenge by General Tobacco, a tobacco manufacturer and importer, to the Tobacco Master Settlement Agreement (MSA). General Tobacco joined the MSA in 2004. General

Tobacco was not an original party to the MSA and, as such, is labeled a Subsequent Participating Manufacturer (SPM). General Tobacco has sued 52 state attorneys general, including the Attorney General of the Commonwealth, as well as the original Participating Manufacturers and a certain subset of SPMs. General Tobacco has alleged violations of antitrust and constitutional law, and also fraud in the inducement of its joining the MSA. General Tobacco seeks permanent injunctive relief from certain MSA payment provisions and, if granted, such a decision could negatively affect millions of dollars in future payments from SPMs to the Commonwealth anticipated under the MSA. On December 10, 2008, the District Court dismissed all claims on jurisdictional grounds.

Grand River Enterprises Six Nations, Ltd. v. William Pryor, et al., United States District Court, New York. This case arises out of a challenge to the Tobacco Master Settlement Agreement (“MSA”) that was initiated in 2002 by a group of companies that manufacture, import or distribute cigarettes manufactured by tobacco companies that are not parties to the MSA, otherwise called Non-Participating Manufacturers (“NPMs”). These NPMs sued 31 Attorneys General, including the Attorney General of the Commonwealth, alleging that the MSA, the States’ escrow statutes and NPM enforcement actions violate the federal constitution and federal law. More specifically, the plaintiffs alleged that the States’ escrow and certification statutes violate Section 1 of the Sherman Antitrust Act, are preempted by the Federal Cigarette Labeling and Advertising Act and violate the dormant commerce clause of the United States Constitution. In April 2006, the States filed a petition for certiorari asking the United States Supreme Court to review whether the District Court has jurisdiction over the defendants. This petition was denied in October 2006. Grand River also sought to preliminarily enjoin enforcement of state escrow statutes against it, but this motion was denied and the denial affirmed by the U.S. Court of Appeals for the Second Circuit. Plaintiffs are seeking a final judgment that the MSA is illegal, and such a decision could negatively affect the billions of dollars in future payments to the States anticipated under the MSA. As of August 22, 2008, the parties were in discovery.

Cutting Edge Enterprises, Inc. v. National Association of Attorneys General et al., United States District Court, Southern District of New York; Cutting Edge Enterprises, Inc. v. National Association of Attorneys General et al., United States Bankruptcy Court, Middle District of North Carolina. The plaintiff, now in bankruptcy, is a Subsequent Participating Manufacturer (“SPM”) which filed suit in the Southern District of New York in January 2006 against numerous states, including Massachusetts, alleging that the states’ refusal to list the plaintiff as an approved SPM on their tobacco directories violates the terms of the MSA and the Sherman Antitrust Act. In March 2006, the District Court dismissed the suit for lack of personal jurisdiction over the defendant states and the National Association of Attorneys General. The plaintiff subsequently filed bankruptcy in the Middle District of North Carolina. In its complaint filed in the bankruptcy court, the plaintiff asks the court to declare that states’ refusal to list the plaintiff as an approved SPM on their tobacco directories violates the terms of the MSA and the Sherman Antitrust Act and tortiously interferes with the plaintiff’s business. It further asked that if the court were to find no breach of the MSA, the court find that certain provisions of the MSA are pre-empted by the Sherman Antitrust Act and are therefore unenforceable. The defendant states have filed a motion to dismiss the Sherman Act claim and a motion requesting that the court abstain from ruling on the breach-of-contract and tortious interference claims because those claims are being litigated in a Maryland state court. If the plaintiff ultimately obtains a judgment invalidating portions of the MSA, that result could make it more likely that future payments to Massachusetts and other states would be reduced by amounts that could be significant but cannot be estimated at this time. Cutting Edge had moved to withdraw its adversary proceeding. In January 2008, Cutting Edge voluntarily dismissed its action and on February 5, 2008, the case was officially closed.

In re Aggregate Industries Settlement. In June 2007, the Attorney General and the United States Attorney for the District of Massachusetts resolved four civil cases and one criminal matter with Aggregate Industries NE, Inc. (“Aggregate”), arising out of Aggregate’s supply of concrete products to the Central Artery/Ted Williams Tunnel Project. In addition to a guilty plea on a charge of conspiracy to defraud the government, the settlement requires Aggregate to make total payments of $50 million, including approximately $6.2 million to the Commonwealth, approximately $1.1 million of which the Commonwealth must in turn pay to “relators” (whistleblowers). In addition, the settlement provides that approximately $27.1 million plus accrued interest will be paid into a trust fund for future repairs and maintenance of structures related to the project. The four civil cases resolved by this agreement are: Commonwealth of Massachusetts ex rel. Chase v. Aggregate Industries, Inc. et al. in Suffolk Superior Court and United States ex rel. Harrington and Finney v. Aggregate Industries, Inc. et al., United States ex rel. Chase v. Aggregate Industries, Inc. et al., and United States ex rel. Johnston v. Aggregate Industries PLC et al., all in the United States District Court.

Environment

Wellesley College v. Commonwealth, Suffolk Superior Court. Wellesley College has threatened to seek contribution from the Commonwealth for costs related to the clean up of environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. In September 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College will fund a clean up of hazardous materials at the campus and the northern shoreline of Lake Waban, which is expected to cost approximately $40 million. The judgment has since been amended by agreement of the parties and with approval of the court. Under the terms of the partial settlement and judgment, the Commonwealth has reimbursed the college approximately $1.1 million (approximately 2.5% of total clean-up costs) from an escrow account after the Department of Environmental Protection (DEP) determined that a portion of the Lake Waban shoreline clean-up was properly performed. Other issues that may lead to counterclaims by the College against the Commonwealth or its agencies include (1) groundwater contamination, estimated to cost $2 million or more depending on future decisions by DEP on appropriate clean-up; and (2) clean-up of Lake Waban itself, for which DEP has now approved a temporary solution, reviewable every five years. If a full clean-up of the lake is required in the future, it could cost up to $100 million.

In re Massachusetts Military Reservation (pre-litigation). As of August 22, 2008, the Commonwealth, through the Executive Office of Environmental Affairs, the Department of Environmental Protection and the Attorney General’s Office, were engaged in discussions with federal Natural Resource Trustees, including the United States Army and Air Force, the Department of the Interior, the National Oceanic and Atmospheric Administration, and private contractors regarding natural resource damages at the Massachusetts Military Reservation on Cape Cod. Federal Trustees and private contractors claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation and are responsible for response actions and related clean-up activities. The assessment process for natural resource damages is set out in federal regulations and has not been completed. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars.

Conservation Law Foundation, Inc. v. Romney, United States District Court. An environmental advocacy group, the Conservation Law Foundation, seeks declaratory and injunctive relief against the Commonwealth, the Massachusetts Bay Transportation Authority (MBTA) and the Massachusetts Turnpike Authority under the citizen-suit provision of the federal Clean Air Act to compel the construction of certain specified mass transit projects in the greater Boston area. While the projects’ combined total cost is approximately $3 billion, about $1.9 billion of that amount either has been budgeted by the MBTA already or is to be provided by outside funding sources, leaving approximately $1.1 billion uncovered if all of the projects were to be ordered in full by the District Court. On November 28, 2006, the parties entered into a settlement agreement which contemplates a proposed revision to the Massachusetts State Implementation Plan (SIP) under the Clean Air Act that would have the Commonwealth move forward on various transit projects (including designing a connector between the Red and Blue subway lines), provides interim deadlines and increases provisions for public participation and oversight. The proposed SIP revision also specifically contemplates the possibility of delays to, and substitutions for, the transit projects, providing for specific mitigation in either event. The proposed SIP revision has been submitted to the federal Environmental Protection Agency (EPA) for approval. On December 5, 2006, upon the joint motion of the parties, the Court stayed the litigation pending the EPA’s approval of the revised SIP, at which time it is contemplated that the litigation will be dismissed. On November 5, 2007, the EPA issued a notice of proposed rule to accept the revised SIP. The case was dismissed by agreement on August 19, 2008.

The Arborway Committee v. Executive Office of Transportation et al., Suffolk Superior Court. The plaintiff, a volunteer group of residents and merchants in Jamaica Plain, filed a complaint in February 2007, seeking to compel the Commonwealth to restore electric light rail service between Heath Street and the Forest Hills station in Boston. Green Line service along this route, known as the Arborway Line, was discontinued in 1984. The plaintiff claims that the Commonwealth’s failure to restore the Arborway Line is a breach of a memorandum of understanding entered into between the Commonwealth and the Conservation Law Foundation in 1990. The Commonwealth has moved for summary judgment on statute of limitations grounds; as of February 5, 2009, a hearing on the Commonwealth’s motion had not been scheduled. Discovery was proceeding simultaneously with the motion for summary judgment.

Boston Harbor Clean-Up. The Commonwealth is engaged in various lawsuits in the United States District Court concerning environmental and related laws, including an action brought by the federal Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor, e.g., United States v. Metropolitan District Commission; Conservation Law Foundation v. Metropolitan District Commission. The Massachusetts Water Resources Authority (“MWRA”), successor to the Metropolitan District Commission, has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the federal Clean Water Act requirements. The total cost of construction required under the District Court’s order, not including Combined Sewer Overflow (CSO) costs, was approximately $3.8 billion. The MWRA anticipates spending $964 million for CSO projects going forward.

United States v. South Essex Sewerage District, United States District Court. This is another federal Clean Water Act case in which the Commonwealth faces the same type of potential liability as above.

Other

Historical Nipmuc Tribe v. Commonwealth of Massachusetts, Land Court. The Historical Nipmuc Tribe seeks the return of “State Parks and other unsettled Lands” in Central Massachusetts that are allegedly illegally obtained Nipmuc tribal homelands, as well as restitution for the Commonwealth’s use of this property. As of August 22, 2008, the case was stayed pending plaintiff’s efforts to retain counsel.

Shwachman v. Commonwealth, Worcester Superior Court. This is an eminent domain matter arising from a taking in Worcester of property necessary for the construction of a new Worcester County courthouse. The pro tanto amount was approximately $6.65 million. In addition to the property owner’s opinion that damages exceed $30 million, the plaintiff has disclosed a summary of his expert appraiser’s opinion that the damages equal approximately $18 million. Suit was filed on May 17, 2004. As of August 22, 2008, discovery was ongoing with trial likely to occur in 2009.

Perini Corp., Kiewit Construction. Corp., Jay Cashman, Inc., d/b/a Perini—Kiewit—Cashman Joint Venture v. Commonwealth. In several related cases and potential cases, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the CA/T Project. Plaintiffs have asserted claims in excess of $130 million. These claims are at various stages of resolution in proceedings before the Superior Court or a CA/T Project Dispute Review Board (“DRB”) panel. As of February 5, 2009, the DRB had recently issued decisions on some of the claims, awarding plaintiffs $55 million on claims of $73.8 million. Those decisions may be the subject of further proceedings. Plaintiffs also still have in excess of $60 million in claims pending.

Goldberg v. Commonwealth, Suffolk Superior Court. In this case, the plaintiff alleges eminent domain-type damages in connection with four billboards at the East Boston entrance to Logan Airport, which are in a park newly created by the Central Artery/Ted Williams Tunnel Project as a mitigation measure. One of the four billboards was removed pursuant to a license agreement in 1999, and the trial as to the damages caused by that removal took place in December 2008. The jury found that the Massachusetts Highway Department made a

9+-year temporary taking of this billboard. For that temporary taking, the jury found that the plaintiff was entitled to $1.8 million plus interest. The Commonwealth has filed post-trial motions in an effort to reduce its liability. The Commonwealth expects to take the totality of the plaintiff’s property rights in this area in the near future, thereby leading to an anticipated second trial, likely to occur in 2009. The plaintiff values the loss of these property rights at an undisclosed amount believed to be in the vicinity of $20 million.

In re: Historic Renovation of Suffolk County Courthouse. This matter is now in suit, captioned Suffolk Construction Co. and NER Construction Management, Inc. d/b/a Suffolk/NER v. Commonwealth of Massachusetts Division of Capital Asset Management, Suffolk Superior Court. The general contractor for this historic renovation project sued the Division of Capital Asset Management claiming that it is owed additional amounts for extra costs and delays associated with the project. Total exposure is approximately $60 million ($16 million in claims of the general contractor and $44 million in pass-through claims from subcontractors).

Central Artery/Ted Williams Tunnel Cost Recovery Program Litigation (Suffolk Superior Court). In 2004, the Commonwealth and the Massachusetts Turnpike Authority filed ten civil actions against section design consultants of the Central Artery/Ted Williams Tunnel project, claiming that the designers’ errors and omissions caused the project to expend additional costs during construction. The actions were filed as part of the project’s cost recovery program to recoup extra costs directly attributable to the designers’ errors and omissions in design. The Commonwealth and the Turnpike Authority also filed a complaint in 2004 against the project’s management consultant, Bechtel/Parsons Brinckerhoff (“B/PB”), a joint venture. The main claim in this case is B/PB’s failure to disclose the true cost of the project. The cost recovery efforts were transferred to the Attorney General’s office effective February 1, 2005. In addition, in November 2006, the Commonwealth, on behalf of the Massachusetts Highway Department, along with the Turnpike Authority, brought an action against B/PB and other defendants alleging breach of contract, negligence and other claims arising out of the July 2006 ceiling collapse in the I-90 Connector Tunnel of the Central Artery/Ted Williams Tunnel project. In late January 2008, the Attorney General and United States Attorney resolved potential criminal and civil claims against B/PB for $399 million. In addition, a settlement was also reached with 24 section design consultants for another $51 million dollars to resolve certain cost recovery issues associated with the design of the project. In total, the Attorney General and the United States Attorney recovered $458 million, including interest. The majority of the $458 million will be held in a new state Central Artery/Tunnel Project Repair and Maintenance Trust Fund to provide for future non-routine repairs and maintenance of the Central Artery and Ted Williams Tunnel. The November 2006 civil action involving the collapse of the ceiling in the I-90 Connector Tunnel is still pending against other defendants.

The Commonwealth has also reached a global settlement on 14 construction contracts with Modern Continental (now in bankruptcy proceedings). The global settlement allocates $21 million to the Commonwealth’s claim for damages in Commonwealth et al. v. Bechtel Corp. et al. The Bankruptcy Court has approved the settlement agreement and the appeal period has run, so the agreement is now effective.

* * * * *

RATING AGENCIES’ ACTIONS

As of March 16, 2009, Standard & Poor’s, Moody’s and Fitch assigned bond ratings of AA, Aa2 and AA, respectively, to the Commonwealth’s general obligation bonds. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency. Any such downward revisions or withdrawals of ratings could have adverse effects on the market price of the Commonwealth’s municipal obligations.

ADDITIONAL CONSIDERATIONS

Massachusetts municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Massachusetts state personal income taxes. Accordingly, the fund’s investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX B

ADDITIONAL INFORMATION CONCERNING

PUERTO RICO MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in Puerto Rico municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth of Puerto Rico (“Puerto Rico” or the “Commonwealth”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to offerings of Puerto Rico issuers. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. The fund has not independently verified, and the fund is not responsible for, the accuracy or timeliness of this information, and such information is included herein without the express authority of any Puerto Rico issuer.

OVERVIEW

Puerto Rico is located approximately 1,600 miles southeast of New York City. According to the United States Census Bureau, its population was 3,927,776 as of July 1, 2006. Puerto Rico’s political status is that of a commonwealth. The United States and the Commonwealth share a common defense, market and currency. The Commonwealth exercises virtually the same control over its internal affairs as do the fifty states. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives but no vote. Most federal taxes, except those such as Social Security taxes, which are imposed by mutual consent, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. The official languages of Puerto Rico are Spanish and English.

The Constitution of Puerto Rico limits the amount of general obligation debt that the Commonwealth can issue or guarantee. The Commonwealth’s policy has been and continues to be to maintain the level of such debt within a prudent range below the constitutional limitation.

ECONOMY

General

The Commonwealth has established policies and programs directed principally at developing the manufacturing and services sectors of the economy and expanding and modernizing the Commonwealth’s infrastructure. Domestic and foreign investments have been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations, and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the population.

Puerto Rico has enjoyed more than two decades of almost continuous economic expansion. Virtually every sector of the economy has participated in this expansion, and record levels of employment have been achieved. Factors contributing to this expansion include government-sponsored economic development programs, increases in the level of federal transfer payments, and the relatively low cost of borrowing. In some years, these factors were aided by a significant rise in construction investment driven by infrastructure projects, private investment, primarily in housing, and relatively low oil prices. In the three fiscal years after the previous recession, during

B-1

fiscal year 2002, the economy expanded at a moderate annual rate of 2.2%. During fiscal year 2006, real gross national product increased only 0.7% and more recently, several key economic figures have begun to indicate a contraction of economic activity. For fiscal year 2007, the Planning Board’s March 2007 projection forecasted a real gross national product decline of 1.4% followed by slight real growth of 0.8% for fiscal year 2008.

Personal income, both aggregate and per capita, has increased consistently each fiscal year from 1985 to 2006. In fiscal year 2006, aggregate personal income was $50.9 billion ($44.0 billion in 2000 prices) and personal income per capita was $12,997 ($11,218 in 2000 prices). Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total federal payments to Puerto Rico, which amount to around $15 billion annually and include transfers to local government entities and expenditures of federal agencies in Puerto Rico, in addition to federal transfer payments to individuals, are lower on a per capita basis in Puerto Rico than in any state of the United States. Contrary to the popular perception that a significant amount of federal transfers to individuals constitutes grants, 80% of the transfer payments to individuals in fiscal year 2006 ($8.0 billion), represented entitlements for previously performed services or resulting from contributions to programs such as Social Security, Veterans’ Benefits, Medicare, and U.S. Civil Service retirement pensions. Grants represent the remainder of the federal transfers to individuals, mostly concentrated in the Nutritional Assistance Program (Food Stamps) and Pell Grant (higher education) Scholarships.

Total average annual employment (as measured by the Department of Labor and Human Resources Household Employment Survey (the “Household Survey”)) has also increased. From fiscal year 2003 to fiscal year 2007, annual employment increased 6.3% to 1,262,900.

The dominant sectors of the Puerto Rico economy in terms of production and income are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The dominant sectors of the Puerto Rico economy in terms of production and income are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy, as most of the external factors that affect the Puerto Rico economy (other than the price of oil) are determined by the policies and performance of the economy of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. During fiscal year 2006 (from July 1, 2005 to June 30, 2006), approximately 83% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 51% of Puerto Rico’s imports. Consequently, the recession in the United States in 2001 and the subsequent recovery were also reflected in the Puerto Rico economy, although to a lesser degree.

Forecast for Fiscal Year 2007

The Puerto Rico Planning Board’s (the “Planning Board”) real gross national product forecast for fiscal year 2007, which was released in March 2007, projected a decline of 1.4%, or 2.0% in then-current dollars. Personal income was also expected to decline by 1.2%, or 3.1% in then-current dollars. As of March 2007, the Planning

B-2

Board expected real growth to return in fiscal year 2008, albeit at only 0.8%, or 5.1% in then-current dollars. As of July 2007, the major factors affecting the economy included, among others, the relatively high oil prices, the slowdown of the U.S. economic activity and the continuing economic uncertainty generated by the Commonwealth’s fiscal crisis, and the effects on economic activity of the implementation of the new sales tax. The Planning Board expects that consumers will take a while to adjust their behavior to this new system.

According to the Department of Labor and Human Resources Household Employment Survey (the “Household Survey”), total employment for fiscal year 2007 averaged 1,262,900, an increase of 0.8% compared to 1,253,400 for fiscal year 2006. The unemployment rate for fiscal year 2007 was 10.4%, a decrease from 11.7% for fiscal year 2006.

Fiscal Year 2006

The Planning Board’s preliminary reports on the performance of the Puerto Rico economy for fiscal year 2006 indicate that real gross national product increased 0.7% (5.8% in then-current dollars) over fiscal year 2005. Nominal gross national product was $56.7 billion in fiscal year 2006 ($45.1 billion in 2000 prices), compared to $53.6 billion in fiscal year 2005 ($44.8 billion in 2000 prices). Aggregate personal income increased from $48.3 billion in fiscal year 2005 ($43.6 billion in 2000 prices) to $50.9 billion in fiscal year 2006 ($44.0 billion in 2000 prices), and personal income per capita increased from $12,365 in fiscal year 2005 ($11,179 in 2000 prices), to $12,997 in fiscal year 2006 ($11,218 in 2000 prices).

According to the Household Survey, total employment for fiscal year 2006 averaged 1,253,400, an increase of 1.3% compared to 1,237,600 for fiscal year 2005. The driving force behind total employment is self-employment. The unemployment rate for fiscal year 2006 was 11.7%, an increase from 10.6% for fiscal year 2005, due to the partial government shutdown in May 2006 that resulted in the two week furlough of many government employees. As in the past, the economy of Puerto Rico followed the general performance and trends of the United States economy, although at a lower rate of growth.

Among the variables contributing to the Planning Board’s downward revision in the forecast were the effect of persistent high levels of oil prices, the upward trend in short-term interest rates, the depreciation of the dollar (which affects the value of imports from foreign countries, accounting for approximately 50% of total imports to Puerto Rico), and the deceleration of public investment due to the Commonwealth’s budget deficit (which served, together with other factors, to reduce activity in construction and other sectors). The persistent high level of the price of oil and its derivatives (such as gasoline) has served to reduce the income available for other purchases and, thereby, negatively affected domestic demand. Due to the Commonwealth’s dependence on oil for power generation and gasoline, in spite of its recent improvements in power production diversification, the high level of oil prices is expected to account for an increased outflow of approximately $2 billion in fiscal year 2006. The upward trend in short-term interest rates has also directly affected construction activity, which has been a major contributor to economic growth in recent years, and accentuated the fiscal difficulties of the Commonwealth’s government with respect to the fiscal year 2006 budget deficit.

Fiscal Year 2005

The Planning Board’s reports of the performance of the Puerto Rico economy during fiscal year 2005 indicate that the economy (as registered by real gross national product) grew by 1.9%. Nominal gross national product was $53.6 billion in fiscal year 2005 ($44.8 billion in 2000 prices), compared to $50.7 billion in fiscal year 2004 ($44.0 billion in 2000 prices). This represents an increase in nominal gross national product of 5.7%. Aggregate personal income increased from $45.6 billion in fiscal year 2004 ($42.5 billion in 2000 prices) to $48.3 billion in fiscal year 2005 ($43.6 billion in 2000 prices), and personal income per capita increased from $11,724 in fiscal year 2004 ($10,936 in 2000 prices), to $12,365 in fiscal year 2005 ($11,179 in 2000 prices).

According to the Household Survey, total employment for fiscal year 2005 averaged 1,237,600, an increase of 2.7% compared to 1,205,600 for fiscal year 2004. The unemployment rate for fiscal year 2005 was 10.6%, a decrease from 11.4% for fiscal year 2004.

B-3

Economic Development Program

The Commonwealth’s economic development program is now focused on initiatives aimed at producing more diversified and sustainable economic development. The six principal elements of these initiatives, as expressed in the Governor’s Economic Development and Government Transformation Plan for Puerto Rico, are the following: (i) developing world-class infrastructure, while encouraging private investment with innovative financial models and agile, effective evaluation processes; (ii) accelerating Puerto Rico’s entry into the knowledge economy by creating a center of excellence in biotechnology, engineering and computing; (iii) promoting local enterprise and supporting local businesses by providing innovative financing alternatives and access to domestic and foreign markets; (iv) transforming the tourist industry into a vehicle for Puerto Rico’s economic development; (v) diversifying energy-generating sources to reduce dependence on petroleum by half; and (vi) transforming Puerto Rico’s government, without the need for layoffs or privatization, through effective agency consolidation and decentralization functions to offer first-class services to all citizens in a sensible, effective and agile manner and to contribute to Puerto Rico’s socio-economic development.

Puerto Rico Tax Incentives

One of the benefits enjoyed by the Commonwealth is that corporations operating in Puerto Rico (other than corporations organized in the United States with a local branch) and individuals residing in Puerto Rico generally are not subject to federal income taxes on income derived in Puerto Rico. This enables the Commonwealth to utilize local tax legislation as a tool for stimulating economic development.

In this regard, the Commonwealth enacted legislation extending certain benefits of its most recent tax incentives law, Act No. 135 of December 2, 1997, as amended (the “1998 Tax Incentives Act”), to all eligible businesses operating under previous tax incentives laws. These benefits include a 200% deduction for research and development expenses and worker training expenses, the ability to deduct as a current expense investments in machinery and equipment, and the ability to claim a tax credit equal to 25% of the purchase price of a product manufactured in the Commonwealth (in excess of a base amount) or 35% of the purchase price of a locally-manufactured, recycled product.

The tax incentives under the 1998 Tax Incentives Act were available until December 31, 2007 (although tax incentive concessions granted thereunder will continue to be in effect until their respective dates of expiration). As of July 2007, the Puerto Rico Legislature was considering whether to amend, replace or extend the effectiveness of the 1998 Tax Incentives Act.

Reduction of the Costs of Doing Business

The Commonwealth believes that to make Puerto Rico more competitive and foster investment it needs to reduce the cost of doing business in Puerto Rico. In order to accomplish this, the Commonwealth proposes to (i) promote the creation of more cogeneration power plants to diversify energy fuel sources and reduce oil imports for electric power generation; (ii) streamline the permitting process to accelerate and reduce the cost of investment in Puerto Rico; and (iii) create a multi-agency task force to expedite critical projects. The Commonwealth has also implemented additional initiatives to restructure certain government agencies in order to improve the services offered by these agencies and provide such services in a more efficient manner.

Federal Tax Incentives

In connection with the phase-out of Sections 30A and 936 of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), the United States Senate requested the Joint Commission on Taxation (“JCT”) and the United States Government Accountability Office (“GAO”) to study the economic impact of this phase-out and present recommendations on alternative tax incentives for U.S.-based companies operating in Puerto Rico. In anticipation of the final phase-out of Sections 30A and 936 of the U.S. Code, most U.S.-based companies operating

B-4

under Sections 30A and 936 of the U.S. Code have converted from United States corporations to Controlled Foreign Corporations (“CFCs”), thus lessening the impact of the phase-out of those sections on their operations.

In May 2006, the GAO published its study titled “Fiscal Relations with the Federal Government and Economic Trends during the phase-out of the Possessions Tax Credit.” The GAO study found that Puerto Rico’s per capita gross domestic product and gross national product were significantly lower compared to United States averages, and the absolute gap between the per capita gross national product of Puerto Rico residents and that of United States residents has increased. The GAO study further found that, although the value-added by United States companies claiming the possessions tax credit decreased by about two-thirds during the period 1993-2003, much of the decline was offset by growth in other corporations, such as pharmaceuticals. Finally, the GAO study determined that although residents of Puerto Rico pay considerably less total tax per capita than residents of the United States, they pay approximately the same percentage of their personal income in taxes. The GAO study, which is informative in nature, is intended to help the United States Congress decide which economic development initiatives will best suit Puerto Rico’s current situation.

In June 2006, the JCT published its pamphlet titled “An Overview of the Special Tax Rules related to Puerto Rico and an Analysis of the Tax and Economic Policy Implications of Recent Legislative Options” (the “JCT Report”). The JCT Report provides an overview of the tax and non-tax rules applicable to United States possessions, the special tax rules applicable to Puerto Rico and an economic analysis of such special tax rules. The JCT Report also presents certain legislative options and specific proposals that have been advocated by various parties in order to stimulate economic growth in Puerto Rico. Although these legislative options and specific proposals are not recommendations, the JCT Report does state that federal and Commonwealth tax policy must be coordinated in order to design and implement new tax proposals aimed at enhancing development in Puerto Rico by targeting problems unique to Puerto Rico, instead of problems common to the United States and Puerto Rico, which proposals are likely to induce business to relocate from the United States to Puerto Rico.

As of July 2007, the United States Congress had recently approved legislation that extends to production activities that take place in Puerto Rico the benefit of section 199 of the U.S. Code, which provides a nine percent reduction in the federal income tax rate, phased-in over five years (from 35% to 31.85% after 2009). This extension applies to activities occurring on the island of branches of U.S. corporations that are not CFCs. The Commonwealth is also seeking the extension of additional sections of the U.S. Code that provide a dividends received deduction for a percentage of profits generated in Puerto Rico by CFCs, as well as deductions that would encourage investments in research and development activities.

Employment and Unemployment

The number of persons employed in Puerto Rico during fiscal year 2007 averaged 1,262,900, a 0.8% increase from 1,253,400 in fiscal year 2006. Unemployment, although at relatively low historical levels, is about twice the United States average. The average unemployment rate decreased from 11.7% in fiscal year 2006 to 10.4% in fiscal year 2007. The number of self-employed individuals represents around 17% of civilian employment in Puerto Rico, more than double the level in the United States.

Economic Performance by Sector

From fiscal year 2002 to fiscal year 2006, the manufacturing and services sectors generated the largest portion of gross domestic product. The three sectors of the economy that provide the most employment are manufacturing, services and government.

Manufacturing

Manufacturing is the largest sector of the Puerto Rico economy in terms of gross domestic product. The Planning Board estimates that in fiscal year 2006 manufacturing generated $36.6 billion, or 42.3%, of gross

B-5

domestic product. During fiscal year 2007, payroll employment for the manufacturing sector was 105,808, a decrease of 6.2% compared with fiscal year 2006, with most of the job losses occurring in labor-intensive industries. Most of the island’s manufacturing output is shipped to the United States mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. The United States minimum wage laws are applicable in Puerto Rico. As of June 2007, the average hourly manufacturing wage rate in Puerto Rico was 68.1% of the average mainland United States rate.

Total employment in the manufacturing sector decreased by 12,947 from fiscal year 2003 to fiscal year 2007. Manufacturing employment had been declining during the past decade, but the decline accelerated during fiscal years 2002 and 2003, falling 10.6% and 4.8%, respectively. After that, manufacturing employment seemed to stabilize around 118,000 jobs, but the deceleration reappeared in fiscal year 2006 with the sector experiencing another significant drop of 3.8%. For fiscal year 2007 the manufacturing employment decline accelerated further to -6.2%. Between July 2006 and July 2007, the economy lost around 7,050 jobs in the manufacturing sector. There are several reasons which explain this sector’s job shrinkage: the end of the phase-out of Section 936 of the U.S. Code, which had provided federal tax incentives to corporations operating in Puerto Rico; the net loss of patents on certain pharmaceutical products; the escalation of manufacturing production costs (particularly labor and electricity); and the increased use of job outsourcing. Puerto Rico’s manufacturing sector is facing increased international competition, and new ideas and initiatives are believed to be necessary to improve this sector.

Services

Puerto Rico has experienced significant growth in the services sector, which includes finance, insurance, real estate, wholesale and retail trade, tourism and other services, in terms of both income and employment over the past decade, showing a favorable trend as compared with certain other industrialized economies. During the period between fiscal years 2002 and 2006, the gross domestic product in this sector, in nominal terms, increased at an average annual rate of 4.5%, while payroll employment in this sector increased at an average annual rate of 2.5%. In the Puerto Rico labor market, self-employment, which is not accounted for in the Payroll Survey, represents approximately 17% of total employment according to the Household Survey. Most of the self-employment is concentrated in the service and construction sectors. For example, in fiscal year 2006, the number of self-employed individuals was 182,914, out of which 46.8% were in the services sector and 15.1% were in the construction sector. The development of the services sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing, construction and agriculture. The services sector in Puerto Rico has a diversified base.

According to the Establishment Survey, for the first six months of fiscal year 2007 the net employment gain for this sector was 2,200 jobs, compared to the same period in the previous year. Service, finance, insurance and real estate employment added 6,800 jobs, while trade lost 4,600 jobs, for a net growth rate of 1%. The high degree of knowledge, skill and expertise in professional and technical services available in Puerto Rico places the island in a favorable competitive position with respect to Latin America and other trading countries throughout the world.

The services sector ranks second to manufacturing in its contribution to gross domestic product, and it is the sector with the greatest employment. In fiscal year 2006, services generated $33.6 billion of gross domestic product, or 38.9% of the total. Services employment grew from 523,691 in fiscal year 2003 to 562,949 in fiscal year 2007 (representing 54.5% of total non-farm payroll employment). This represents a cumulative increase of 7.5% during such period. Wholesale and retail trade, finance, insurance and real estate experienced significant growth in fiscal years 2002 to 2006, as measured by gross domestic product. From fiscal year 2002 to 2006, gross domestic product increased in wholesale and retail trade from $8.6 billion to $10.7 billion, and in finance, insurance and real estate from $11.2 billion to $14.7 billion. There are sixteen commercial banks and trust companies operating in Puerto Rico as of July 2007. Total assets of these institutions as of March 31, 2007 were $119.6 billion. As of March 31, 2007, there were approximately thirty-five international banking entities operating in Puerto Rico licensed to conduct offshore banking transactions with total assets of $78.5 billion.

B-6

Hotels and Related Services—Tourism

During fiscal year 2006, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists staying in more than one hotel during their visit, was 1,913,400, an increase of 3.4% over the number of persons registered during the same period in fiscal year 2005. The number of non-resident tourists registered in tourist hotels during fiscal year 2006 increased 4.6% compared to fiscal year 2005. Hotel rooms available during fiscal year 2006 increased 3.9% compared to fiscal year 2005. The average number of rooms rented in tourist hotels increased 3.9% during fiscal year 2006 compared to fiscal year 2005. The average occupancy rate in tourist hotels during fiscal years 2005 and 2006 was 70.8%.

During the first nine months of fiscal year 2007, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists staying in more than one hotel during their visit, was 1,331,700, a decrease of 6.6% over the number of persons registered during the same period in fiscal year 2006. The average occupancy rate in tourist hotels during the first nine months of fiscal year 2007 was 70.9%, compared to 70.1% during the same period in fiscal year 2006. The average number of rooms rented in tourist hotels decreased 6.0% during the first nine months of fiscal year 2007 compared with the same period during fiscal year 2006. The average number of rooms available in tourist hotels decreased 7.2% during the first nine months of fiscal year 2007 compared to the same period in fiscal year 2006 as the completion of regular maintenance and rehabilitation of rooms (that normally results in a certain number of rooms being unavailable at any time) was taking longer to complete than in prior years.

San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest homeports for cruise ships in the world.

The Commonwealth, through the Convention Center District Authority, has completed the development of the largest convention center in the Caribbean, and the centerpiece of a 100-acre, private development, to include hotels, restaurants, cinemas, office space and housing. The convention center district is being developed at a total cost of $1.3 billion in an effort to improve Puerto Rico’s competitive position in the convention and group travel segments. The convention center opened on November 17, 2005.

Government

The government sector of Puerto Rico plays an important role in the economy. In fiscal year 2006, the government accounted for $8.4 billion of Puerto Rico’s gross domestic product, or 9.7% of the total. The government is also a significant employer, providing jobs for 297,450 workers, or 28.8% of total non-farm payroll employment in fiscal year 2006. This total includes municipal employees. As of March 31, 2007, central government employment had been reduced by approximately 13,700 positions since September 2004.

On February 25, 1998, legislation was enacted permitting the unionization of employees of the central government (excluding municipal employees). Under this law, government employees are given collective bargaining rights subject to a number of limitations. Among those limitations are: employees are prohibited from striking; salary increases are contingent on the availability of budgeted revenues; employees cannot be required to become union members and pay union dues; and collective bargaining negotiations cannot occur in an election year. During fiscal year 2006, the Commonwealth and its instrumentalities began to negotiate the economic and non-economic terms of at least forty collective bargaining agreements. The results of these negotiations could have a material impact on the General Fund.

Transportation

Thirty-four shipping lines offer regular ocean freight service to eighty United States and foreign ports. San Juan is the island’s leading seaport, but there are also seaport facilities at other locations in Puerto Rico including Arecibo, Culebra, Fajardo, Guayama, Guayanilla, Mayagüez, Ponce, Vieques, and Yabucoa.

B-7

As of July 2007, Luis Muñoz Marín International Airport is served by 25 United States and international airlines. As of July 2007, there is daily direct service between San Juan and Atlanta, Boston, Chicago, Dallas, Miami, New York, Philadelphia, and numerous other destinations within the United States. There is also regularly scheduled service between Aguadilla and Ponce and New York and between Puerto Rico and other Caribbean islands and certain Latin American and European cities. A major United States airline uses San Juan as a hub for its intra-Caribbean airline service. Several smaller airports serve intra-island traffic.

The island’s major cities are connected by a modern highway system, which, as of December 31, 2006, totaled approximately 4,621 miles. The highway system comprises 391 miles of primary system highways, which are the more important interregional traffic routes and include PR-52, PR-22, PR-53 and PR-20 toll highways, 230 miles of primary urban system highways, 959 miles of secondary system highways serving the needs of intra-regional traffic and 3,041 miles of tertiary highways and roads serving local, intra-regional traffic.

The first phase of a new mass transit system, known as Tren Urbano, has been completed. Tren Urbano serves a portion of metropolitan San Juan and is expected eventually to serve the municipalities of Carolina and Caguas as well. As of July 2007 it has ridership of about 33,000 per day.

The Port of the Americas Authority (“PAA”) is responsible for the development and operation of the Port of the Americas, a deep draft port on the south coast of Puerto Rico. The first phase of the Port of the Americas was completed in fiscal year 2004. This initial phase included the improvement of piers 4, 5 and 6 of the Port and the acquisition of heavy equipment at a cost of $40 million. During calendar year 2005, the PAA began the second phase of the Port, which phase was expected, as of July 1, 2007, to be completed by the end of calendar year 2007. Completion of this second phase will provide capacity to handle up to 250,000 Twenty-Foot Equivalent Units (“TEU”). This second phase includes (i) dredging the entrance channel and adjacent areas of the Port to a depth of 50 feet; (ii) reconstructing the container terminals; (iii) commencing certain required environmental risk mitigation procedures; and (iv) preparing final construction schematics. With respect to these tasks, dredging is 60% complete, the final design contract has been awarded, acquisition of environmental risk mitigation land is underway, and the contract for reconstruction of the container terminal was awarded in April 2006. The Port is expected to be capable of providing capacity for up to 700,000 TEUs when the third phase is completed.

As of May 31, 2007, PAA had an outstanding balance of $86.3 million under various lines of credit from the Government Development Bank (the “GDB”). PAA is authorized to borrow up to $250 million under these lines of credit. This debt is payable from annual legislative appropriations until the PAA starts generating revenues sufficient to cover debt service and is also guaranteed by the Commonwealth. Partial operation of the Port of the Americas, at a capacity of up to 250,000 TEUs per year, could begin as early as 2008.

Construction

Although the construction industry represents a relatively small segment of the economy compared to other sectors, it has made significant contributions to the growth of economic activity. During the period from fiscal year 2002 through fiscal year 2006, however, real construction investment decreased 1.1%. This decline was small compared to the high level of construction activity in prior fiscal years. The total value of construction permits increased 2.5% during the same five fiscal year period.

Total construction investment for fiscal year 2006 decreased (in real terms) by 5.8% (following a 7% real decline in fiscal year 2005) due principally to the drop in construction related public projects. For fiscal years 2007 and 2008, the Planning Board has forecasted further construction investment decreases (in real terms) of 3.5% and 3.4%, respectively. Public investment is expected to be primarily in housing, new schools (and school reconstruction programs), water projects, and other public infrastructure projects. Public investment in construction, however, has been negatively affected by the Commonwealth’s fiscal difficulties.

During the first eleven months of fiscal year 2007, the number and the total value of construction permits decreased 11.8% and 20.2%, respectively, compared to the same period in fiscal year 2006.

B-8

Agriculture

The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and the quality of produce, and stimulating the consumption of locally produced agricultural products. During fiscal year 2006, gross income from agriculture was $805.6 million, an increase of 1.5% compared with fiscal year 2005. Agriculture gross income consists of the total value of production in the principal agricultural sectors, which include traditional crops, livestock and poultry, grains, vegetables, fruits, ornamental plants and other products. During fiscal year 2006, starchy vegetables, coffee, poultry, fruits and ornamental plants contributed a higher percentage of the sector’s income than in the previous fiscal year.

The Commonwealth supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225 of 1995 provides a 90% income tax exemption for income derived from agricultural operations, an investment tax credit equal to 50% of the investment in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes and tariff payments. It also provides full income tax exemption for interest income from bonds, notes and other debt instruments issued by financial institutions to provide financing to agricultural businesses. Subsequent legislation imposed an aggregate annual limit of $15 million on the investment tax credits available under Act No. 225.

Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include a restructuring of the Department of Agriculture, an increase in government purchases of local agricultural products, new programs geared towards increasing the production and sales of agricultural products, and a new system of agricultural credits and subsidies for new projects.

Higher Education

During the five decades from 1950 to 2000, Puerto Rico made significant advances in the field of education, particularly at the college and graduate school level. The transformation of Puerto Rico during the 1950s and 1960s from an agricultural economy to an industrial economy brought about an increased demand for educational services at all levels. During the 1970s and 1980s, certain higher wage, higher technology industries became more prominent in Puerto Rico. More recently, employment in the services sector has increased significantly. This has resulted in an increased demand for workers having a higher level of education and greater expertise in various technical fields. During the same time period, enrollments in institutions of higher learning rose very rapidly due to growth in the college-age population, and the increasing proportion of college attendance by such population. During the 1990s and into the current decade, college attendance and college attendance as a percentage of the college-age population continued to increase, and the college-age population has declined since 2000.

The University of Puerto Rico, the only public university in Puerto Rico, has eleven campuses located throughout the island. The University’s total enrollment for academic year 2006-2007 was approximately 62,340 students. The Commonwealth is legally bound to appropriate annually for the University of Puerto Rico an amount equal to 9.60% of the average annual revenue from internal sources for each of the two fiscal years immediately preceding the current fiscal year.

In addition to the University of Puerto Rico, there are 40 public and private institutions of higher education located in Puerto Rico. Such institutions had an enrollment during academic year 2005-2006 of approximately 145,574 students and provide programs of study in liberal arts, education, business, natural sciences, technology, secretarial and computer sciences, nursing, medicine, and law. Degrees are offered by these institutions at the associate, bachelor, master, and doctoral levels.

Tax Incentives

One factor that has promoted and continues to promote the development of the manufacturing sector in Puerto Rico is the various local and federal tax incentives available, particularly those under Puerto Rico’s

B-9

Industrial Incentives Program and, until recently, Sections 30A and 936 of the U.S. Code. Tax and other incentives have also been established to promote the development of the tourism industry. These incentives are summarized below.

Industrial Incentives Program

Since 1948, Puerto Rico has had various industrial incentives laws designed to stimulate industrial investment in the island. Under these laws, which are designed to promote investment in Puerto Rico, companies engaged in manufacturing and certain other designated activities were eligible to receive full or partial exemption from income, property, and other local taxes. The most recent of these industrial incentives laws is the 1998 Tax Incentives Act.

The benefits provided by the 1998 Tax Incentives Act are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant, expand current operations or commence operating a new eligible business. The activities eligible for tax exemption include manufacturing, certain designated services performed for markets outside Puerto Rico (including the United States), the production of energy from local renewable sources for consumption in Puerto Rico and laboratories for research and development. Companies qualifying thereunder can benefit from income tax rates ranging from 2% to 7% for periods ranging from 10 to 25 years. In addition, the 1998 Tax Incentives Act grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and between 60% and 80% thereafter, and 100% exemption from excise taxes with respect to the acquisition of raw materials and certain machinery and equipment used in the exempt activities. The 1998 Tax Incentives Act also provides various special deductions designed to stimulate employment and productivity, research and development and capital investment in Puerto Rico.

Under the 1998 Tax Incentives Act, core pioneer industries that employ innovative technologies in their operations, including high technology industries with activities that produce a significant economic impact, can be eligible for income tax rates below 2%. Eligible manufacturing industries may also qualify for certain payroll and training deductions, building and construction expense deductions, a 25% credit for purchases of products manufactured in Puerto Rico, and a 35% credit for purchases of locally recycled products and products manufactured with locally recycled materials.

The 1998 Tax Incentives Act also provides investors who acquire an exempted business that is in the process of closing its operations in Puerto Rico a 50% credit in connection with the cash purchase of such corporation’s stocks or assets. Also, exempted businesses that produce high technology products may be eligible for a credit equal to the amount in excess of $100 million of the annual taxes retained on the payment of rights, rents, royalties and licenses related to the production of such goods. Finally, call centers servicing markets outside Puerto Rico are exempt from paying excise taxes on the purchase of equipment needed for the operation of such call centers.

Tourism Incentives Program

For many years, Puerto Rico has also had incentives laws designed to stimulate investment in hotel operations on the island. The most recent of these laws, the Tourism Incentives Act of 1993 (the “Tourism Incentives Act”), provides partial exemptions from income, property, and municipal license taxes for a period of up to ten years. The Tourism Incentives Act also provides certain tax credits for qualifying investments in tourism activities, including hotel and condo-hotel development projects. Recently enacted legislation provides further tourism incentives by granting certain tax exemptions on interest income received from permanent or interim financing of tourism development projects and fees derived from credit enhancements provided to the financing of such projects.

Incentives under the U.S. Code

United States corporations operating in Puerto Rico have been subject to special tax provisions since the Revenue Act of 1921. Prior to enactment of the Tax Reform Act of 1976, under Section 931 of the U.S. Code,

B-10

United States corporations operating in Puerto Rico (and meeting certain source of income tests) were taxed only on income arising from sources within the United States.

The Tax Reform Act of 1976 created Section 936 of the U.S. Code, which revised the tax treatment of United States corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other United States corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income in Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources.

As a result of amendments to Section 936 of the U.S. Code made in 1996 (the “1996 Amendments”), its income tax credit based on operating and certain investment income was phased out over a ten-year period for companies that were operating in Puerto Rico in 1995, and is no longer available.

Controlled Foreign Corporations

Because of the modification and phase out of the federal tax incentives under Section 936 of the U.S. Code, many corporations previously operating thereunder reorganized their operations in Puerto Rico to become controlled foreign corporations (“CFCs”). A CFC is a corporation that is organized outside the United States and is controlled by United States shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the United States in the form of dividends or through investments in certain United States properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from numerous corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument and electronics manufacturing companies in Puerto Rico. Section 936 Corporations were exempted from Puerto Rico withholding taxes on any cost sharing payments they might have opted to make, but CFCs are subject to a fifteen percent Puerto Rico withholding tax on royalty payments.

Recently, the United States Congress approved legislation that would extend the benefit of Section 199 of the U.S. Code to production activities that take place in Puerto Rico. Section 199 provides a three-point reduction in the federal income tax rate, phased in over five years (from 35% to 31.85% after 2009). This extension applies to the U.S. branch activities located on the island and are not controlled foreign corporations.

DEBT

Public Sector Debt

Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations (“notes” as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below.

Section 2 of Article VI of the Constitution of the Commonwealth provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued which is payable in any fiscal year, together with any amount paid by the Commonwealth in the fiscal year preceding the fiscal year of such proposed issuance on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and deposited into the Treasury (hereinafter “internal revenues”) in the two fiscal years preceding the fiscal year of such proposed issuance. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded through payments by the Commonwealth on such guaranteed debt. Internal revenues consist principally of income taxes, property taxes and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages and tobacco products and customs duties, which are collected by the United States Government and returned to the Treasury, and motor vehicle fuel taxes and license fees, which are

B-11

allocated to the Highway and Transportation Authority, are not included as internal revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service. In addition, the portion of the Sales Tax allocated to the Puerto Rico Sales Tax Financing Corporation is also not included as internal revenues consistent with the legislation creating the Sales Tax Financing Corporation, which legislation provides that such portion is not “available resources” under the Constitutional provisions relating to the Bonds.

All or a portion of the proceeds of certain refunding bonds issued by the Commonwealth were invested in guaranteed investment contracts or federal agency securities (in each case rated in the highest category by Moody’s and S&P, none of which is eligible to be used for a legal defeasance under Puerto Rico law (“non-eligible investments”)). Since bonds refunded with proceeds of non-eligible investments are not legally defeased, such bonds are treated as outstanding for purposes of the 15% debt limitation.

Future maximum annual debt service for the Commonwealth’s outstanding general obligation debt is $768,843,250 in the fiscal year ending June 30, 2020 (based on the assumption that the Public Improvement Refunding Bonds, Series 2004 A, which are variable rate bonds, bear interest at their actual rate per annum through July 1, 2012 and thereafter at 12% per annum, and the Public Improvement Refunding Bonds, Series 2004 B and a portion of the Public Improvement Bonds of 2006, Series A, each of which are also variable rate bonds, bear interest at 12% per annum). This amount ($768,843,250) is equal to 9.21% of $8,346,104,000, which is the average of the adjusted internal revenues for the fiscal years ended June 30, 2005 and June 30, 2006. If bonds refunded with non-eligible investments described in the preceding paragraph were treated as not being outstanding, and the interest on the Public Improvement Refunding Bonds, Series 2004 B and the above portion of the Public Improvement Bonds of 2006, Series A, was calculated using the effective fixed interest rate payable by the Commonwealth under the interest rate exchange agreements entered into in respect thereof, the percentage referred to in the preceding sentence would be 8.19% and future maximum annual debt service for the Commonwealth’s outstanding general obligation debt would be $680,742,340 in the fiscal year ending June 30, 2020. Annual debt service payments on the Puerto Rico Aqueduct and Sewer Authority (“PRASA”) guaranteed bonds have been paid by PRASA since fiscal year 2006 and, thus, such payments are not now included in the calculation of the 15% debt limitation. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund, and such debt service would be included in the calculation of the 15% debt limitation.

The Commonwealth’s policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to ordinances adopted by the respective municipal assemblies. Debt of public corporations is issued in accordance with their enabling statutes. GDB, as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance.

Ratings of Commonwealth General Obligation Bonds

On May 22, 2007, Moody’s Investors Service (“Moody’s”) confirmed its “Baa3” and Ba1” rating on the Commonwealth’s general obligation debt and its appropriation debt, respectively, and its negative ratings outlook thereon.

On May 22, 2007, Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), lowered its rating on the Commonwealth’s general obligation debt to “BBB-”, changed its negative ratings outlook thereon to stable, and confirmed its “BBB-” rating on the Commonwealth’s appropriation debt.

B-12

Commonwealth Guaranteed Debt

As of May 31, 2007, $2.83 billion of Commonwealth guaranteed bonds of the Public Buildings Authority were outstanding. Maximum annual debt service on these bonds is $219.5 million in fiscal year ending June 30, 2011, with their final maturity being July 1, 2036. As of July 2007, no payments under the Commonwealth guaranty have been required for bonds of the Public Buildings Authority.

As of May 31, 2007, $267 million of Commonwealth guaranteed bonds of GDB were outstanding. As of July 2007, no payments under the Commonwealth guaranty have been required for these bonds.

As of May 31, 2007, GDB held approximately $86.3 million of the Port of the Americas Authority’s outstanding bonds, which are guaranteed by the Commonwealth. The PAA is authorized to issue and GDB is authorized to purchase bonds issued by the Authority which are guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds will be used to continue the development of the Port of the Americas. As of July 2007, no payments under the Commonwealth guaranty have been required for the Port of the Americas bonds.

As of May 31, 2007, the aggregate outstanding principal amount of obligations of PRASA guaranteed by the Commonwealth was $713.8 million. This amount consisted of $277.8 million in revenue bonds sold to the public, $209.1 million in bonds issued to the United States Department of Agriculture, Rural Development, and $226.8 million of loans by the State Revolving (Clean Water and Safe Drinking Water Act) Funds for the benefit of PRASA. From January 1997 through fiscal year 2005, the Commonwealth made debt service payments under its guaranty. Beginning with the debt service payment due January 1, 2006, the Commonwealth stopped making guarantee payments on these obligations. As of July 2007, PRASA had resumed making payment on this debt. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed obligations, the Commonwealth would be required once more to make such payments from the General Fund under its guarantee.

The long-term public sector debt was $39.4 million as of May 31, 2007, and the short-term public sector debt was $4.1 million as of that date. As of May 31, 2007, outstanding short-term debt, relative to total debt, was 9.5%.

REVENUES AND EXPENSES

Revenues

Fiscal Year 2007

Preliminary collections for the fiscal year ended on June 30, 2007 totaled $8.890 billion, $7 million more than the Treasury Department’s revised estimate for that period. This amount includes (i) $933 million in non-resident withholding, (ii) $1.123 billion in excise taxes, (iii) $583 million of sales tax revenues, and (iv) $269 million from special temporary tax measures.

As of July 2007, General Fund expenses for fiscal year 2007 were projected to be $9.221 billion, which is $267 million below the amount initially budgeted and takes into consideration $160 million in a portion of savings from the 10% budget reserve and $107 million in health-related expenditure reductions. The $9.221 billion amount does not include $522 million of debt service payments on a portion of the Commonwealth’s outstanding appropriation debt, which debt service was excluded from the budget based on the provisions of Act No. 91 of May 13, 2006, which created the Dedicated Sales Tax Fund to service in part the repayment of such appropriation debt.

As of July 2007, the difference between projected revenues and expenses for fiscal year 2007 was expected to be covered, with legislative approval, by a $240 million transfer of funds from GDB that was originally set aside

B-13

from General Fund appropriations to cover a portion of debt service payments on the Commonwealth’s appropriation debt which set aside is no longer believed to be needed on account of the passage of Act No. 91 referred to above. The remaining shortfall (about $100 million) was expected to be covered by cash management procedures such as delaying payments to certain vendors for a short period of time (carrying over into fiscal year 2008).

Fiscal Year 2006

General Fund total revenues for fiscal year 2006 were $8.541 billion (approximately $235 million, or 2.8%, more than received in fiscal year 2005). This increase was attributable to increases in income taxes ($504 million, including $309 million in taxes withheld from non-residents), together with decreases in external revenues ($12 million), excise taxes ($147 million), and miscellaneous non-tax revenues ($113 million). The increase in revenues from individual income taxes is mainly attributable to administrative measures and economic activity. The increase in the withholding tax on non-residents includes two extraordinary payments amounting to $200 million.

Total cash expenditures for fiscal year 2006 were $9.596 billion (excluding about $500 million in expenditures that occurred “off budget” for items such as refinanced debt service on general obligation debt and payment of vendor debts from prior years for Public Buildings Authority and subsidy and operational expenses of Agricultural Services and Development Administration) which exceeded original budgeted expenditures by $651 million, attributed mainly to increases in the area of education ($321 million), public safety and protection ($99 million), health ($207 million), and special contributions to pensions ($42 million), and reductions in the area of general government ($4 million), welfare ($3 million), contributions to municipalities ($1 million), and other debt service ($10 million).

The approximately $1.6 billion shortfall was covered by the release of $64 million in reserve funds held at GDB, borrowings from GDB and other sources of about $1.4 billion and about $150 million of “cash management” practices which had the effect of delaying payment of certain expenses until the start of fiscal year 2007. Also, during a two-week period in early May 2006, the Commonwealth was forced to furlough non-essential government workers because it was projected to run out of cash until the above borrowings were implemented in the aftermath of the passage of fiscal and tax reform legislation described below in order to allow the workers to return to work.

Fiscal Year 2005

General Fund total net revenues for fiscal year 2005 were $8.306 billion, representing an increase of $320 million or 4%, from fiscal year 2004 net revenues. This amount excludes proceeds of a loan of $550 million obtained from GDB, which is included as part of “Proceeds of notes and other borrowings.” The major changes in revenues from fiscal year 2004 were: (i) increases in total income taxes of $188 million, mainly resulting from increases in income taxes collected from individuals of $165 million and in income taxes collected from corporations of $40 million; (ii) increases in total excise taxes of $99 million; and (iii) net increases in other revenues of $32 million, mainly as a result of an increase in miscellaneous non-tax revenues of $51 million.

Total cash expenditures for fiscal year 2005 were $9.220 billion (excluding $98.6 million covered with funds from the Budgetary Fund), which exceeded budgeted expenditures by $366 million, attributed mainly to increases in the area of education ($300.5 million), public safety and protection ($18.6 million), health ($28.7 million), welfare ($10.2 million), and economic development ($8 million). This amount also excludes approximately $98.6 million of additional expenditures that were not originally budgeted. Various financing transactions were entered into to cover this imbalance.

Tax Reform

Act No. 117 of July 4, 2006 (“Act 117”) amended the Puerto Rico Internal Revenue Code of 1994 (the “PR Code”) to provide, among other things, for a general sale and use tax of 5.5% to be imposed by the central

B-14

government (the “Central Government Sales Tax”). Act 117 also authorized each municipal government to impose a municipal sale and use tax of 1.5% (the “Municipal Sales Tax” and, together with the Central Government Sales Tax, the “Sales Tax”). In general, the Municipal Sales Tax has the same tax base, exemptions (except for unprocessed foods) and limitations as those provided for in the Central Government Sales Tax. Act 117 also provides certain income tax reductions to address the regressive effect of the Sales Tax on taxpayers in lower income tax brackets.

The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and certain other types of transactions covering separable and identifiable taxable items which are sold for a single price, subject to certain exceptions and limitations. The Sales Tax will not be imposed on, among other things: (i) taxable items acquired by merchants for resale, (ii) taxable items acquired by manufacturing plants, (iii) taxable items acquired for use and consumption outside of Puerto Rico, (iv) certain food products that do not need to be heated before their sale, (v) prescription drugs, (vi) the rental payments received by a lessor of real property which is used for residential or commercial purposes, (vii) services provided by designated professionals, (viii) cash, cash equivalents, stocks, bonds, notes, mortgage loans, insurance, securities and interest derived for the use or forbearance of money, (ix) sales of real property, and (x) leases in which the Industrial Development Company is the owner of the property.

Act 117 also repealed the 5% general excise tax imposed on imported goods and the 3.6% general excise tax imposed on goods manufactured in Puerto Rico. Other items, such as fuel, crude oil and petroleum products, and vehicles, however, will remain subject to the excise tax previously applicable to such items, and are not subject to the Sales Tax.

The Sales Tax became effective on November 15, 2006 and the effective date of the repeal of the 5% general excise tax was October 16, 2006. Municipalities were authorized to implement the Municipal Sales Tax starting on July 1, 2006, and most have done so. The revenues derived from the Sales Tax will be distributed as follows: (i) municipal governments will retain 13/15 of the Municipal Sales Tax (equivalent to a tax of 1.3% out of the total 7% Sales Tax), (ii) the Dedicated Sales Tax Fund, created by Act No. 91 of May 13, 2006, as amended, will receive one-seventh of the Sales Tax (equivalent to a tax of 1% out of the total 7% Sales Tax), and (iii) the General Fund will receive the balance of the Sales Tax (equivalent to a tax of 4.7% out of the total 7% Sales Tax). The Secretary of the Treasury projects for fiscal year 2008 that each percentage point of the Sales Tax will generate annually approximately $202 million of gross revenues and that the Sales Tax will generate total annual gross revenues for the General Fund of approximately $911 million. For fiscal year 2007, the corresponding projections were $191 million and $576 million. The increase in revenues to be generated by the Sales Tax were expected to be partly offset by the elimination of the 5% general excise tax and the effect of the income tax reduction measures included in Act 117.

Act 117 also provided for special income tax rates with respect to certain transactions occurring on and between July 1, 2006 and December 31, 2006 (the “Transition Period”). Eligible dividends declared by domestic corporations or partnerships during the Transition Period will qualify for a 5% special income tax. The dividend does not need to be distributed to qualify for the 5% special income tax rate. During the Transition Period, Act 117 also provides a special tax rate of 5% (10% in the case of resident corporations and partnerships) in connection with “built-in” gains associated to capital assets held for periods in excess of six months (the “Special Capital Gains Tax”). In order to take advantage of the Special Capital Gains Tax, a taxpayer must file an election with the Secretary of the Treasury. The sale of the capital asset is not required to qualify for the Special Capital Gains Tax. In addition to the other conditions mentioned herein, the Special Capital Gains Tax is only available in connection with capital assets consisting of stock or participations of domestic and foreign corporations and partnerships, and real property located in Puerto Rico. However, in the case of resident corporations and partnerships, the Special Capital Gains Tax applies only to real property located in Puerto Rico.

B-15

Major Sources of General Fund Revenues

Income Taxes

The Commonwealth’s income tax law, the Internal Revenue Code of 1994, as amended (the “P.R. Code”), imposes a tax on the income of individual residents of Puerto Rico, trusts, estates, and domestic and foreign (if engaged in a trade or business in Puerto Rico) corporations and partnerships at graduated rates. A flat tax is imposed on certain payments made to non-residents of Puerto Rico, which is collected through an income tax withholding.

Individuals. Resident individuals are subject to tax on their taxable income from all sources. The P.R. Code has five tax brackets for individuals with tax rates of 7%, 10%, 15%, 28%, and 33%. Dividend income from Puerto Rico corporations and certain qualifying foreign corporations is taxed at a rate of 10%.

Gain realized from the sale or exchange of a capital asset by resident individuals, if held for more than six months, is taxed at a rate of 12.5%.

Interest income in excess of $2,000 on deposit with Puerto Rico financial institutions is taxed at a rate of 17%; the first $2,000 of interest income from such institutions is exempt from taxation. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, estates, corporations and partnerships qualifies for a special 10% tax rate.

Corporations and Partnerships. Puerto Rico corporations and partnerships are subject to tax on income from all sources; foreign corporations and partnerships that are engaged in a trade or business in Puerto Rico are subject to tax on their income from Puerto Rico sources and on income from sources outside Puerto Rico that is effectively connected with the conduct of their trade or business in Puerto Rico. Unless a corporation or partnership qualifies for partial exemption from corporate income and other taxes under the industrial incentives program, it is subject to tax at graduated rates.

In general, the P.R. Code provides for six income tax brackets for corporations and partnerships, with the highest rate (39%) applicable to net taxable income in excess of $300,000. Also, Act No. 41 of August 1, 2005 was enacted to impose a temporary additional tax of 2.5% on corporations and partnerships with a net taxable income of $20,000 or more. In addition, Act No. 98 of May 16, 2006 provides for an extraordinary tax of 5% on resident corporations and partnerships engaged in business for pecuniary profit and whose gross income for the immediately preceding taxable year ended on or prior to December 31, 2005 exceeds $10 million. The 5% tax must be paid on or prior to July 31, 2006 and such amount may be subsequently claimed as a tax credit against such entity’s income tax liability. Act No. 89 of May 13, 2006 also imposes an additional special tax for the taxable year commencing in 2006 of 2% on the net income subject to standard taxation of all corporations operating under the provisions of the Puerto Rico Banking Law.

Gains realized from the sale or exchange of a capital asset, if held for more than six months, are taxed at a maximum rate of 20%. Dividends received by Puerto Rico corporations and partnerships of foreign corporations and partnerships engaged in trade or business in Puerto Rico are subject to general income tax rates. A dividends received credit may be available when the corporation or partnership making the distribution is organized in Puerto Rico. A special tax rate of 17% is applicable to dividend distributions of REITs received by corporations. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident corporations and partnerships qualifies for a special tax rate of 10%.

In general, corporations and partnerships operating under a new grant of tax exemption issued under the 1998 Tax Incentives Act are subject to a maximum income tax rate of 7% during their basic exemption period. Certain corporations and partnerships covered by the tax incentives acts continue to be subject to a maximum tax rate of 45% on their taxable income. Corporations and partnerships covered by the Puerto Rico Tourism Incentives Act of 1993, as amended, are subject to a maximum tax rate of 42% on their taxable income. The P.R. Code also provides for an alternative minimum tax of 22%.

B-16

The P.R. Code imposes a branch profits tax on resident foreign corporations less than 80% of whose gross income qualifies as income effectively connected with a Puerto Rico trade or business. The branch profits tax is 10% of an annual dividend equivalent amount, and it applies without regard to the Puerto Rico source of income rules.

Interest from Puerto Rico sources paid to non-resident non-affiliated corporate recipients is not subject to any income or withholding tax. Interest paid to certain related non-resident recipients is subject to a withholding tax of 29%. Dividends paid to non-resident corporate recipients are subject to a withholding tax of 15%. Dividends distributed by corporations (including Section 936 Corporations) operating under new grants of tax exemption issued under the 1998 Tax Incentives Act are not subject to Puerto Rico income tax. However, royalty payments made by such corporations to non-resident recipients are subject to a 15% withholding tax. The basic tax on dividends paid to foreign corporate shareholders of Section 936 Corporations operating under grants of tax exemption issued under prior incentives laws is 10% but is subject to reduction if a percentage of the profits are invested in certain eligible instruments for specified periods of time.

Subject to certain exceptions, payments in excess of $1,500 during a calendar year made by the Commonwealth and persons engaged in a trade or business in Puerto Rico in consideration of the receipt of services rendered in Puerto Rico are subject to a 7% withholding tax.

Sales and Use Taxes

The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and combined transactions, subject to certain exceptions and limitations. The Sales Tax will not be imposed on, among other things: (i) taxable items acquired by merchants for resale, (ii) taxable items acquired by manufacturing plants, (iii) taxable items acquired for use and consumption outside of Puerto Rico, (iv) certain food products that do not need to be heated before their sale, (v) prescription drugs, (vi) the rental payments received by a lessor of real property which is used for residential or commercial purposes, (vii) services provided by designated professionals, (viii) cash, cash equivalents, stocks, bonds, notes, mortgage loans, insurance, securities and interest derived for the use or forbearance of money, (ix) sales of real property, and (x) leases in which the Industrial Development Company is the owner of the property. The Sales Tax was effective starting on November 15, 2006 and was projected to generate for the General Fund approximately $911 million for fiscal year 2008 and approximately $576 million for fiscal year 2007.

Excise Taxes

The P.R. Code imposes an excise tax on certain articles and commodities, such as cigarettes, alcohol, sugar, cement, motor vehicles and certain petroleum products, which are taxed at different rates. The excise tax imposed on articles and commodities imported into Puerto Rico for consumption in Puerto Rico ended on October 16, 2006 and has been replaced by the previously described sales and use tax on November 15, 2006.

Other Taxes and Revenues

Motor vehicle license plate and registration fees comprise the major portion of license tax receipts. Recent legislation was enacted to increase license fees on luxury vehicles.

Non-tax revenues consist principally of lottery proceeds, documentary stamps, permits, fees and forfeits, proceeds of land sales and receipts from public corporations in lieu of taxes.

Revenues from non-Commonwealth sources include customs duties collected in Puerto Rico and excise taxes on shipments of rum from the island to the United States mainland. The customs duties and excise taxes on shipments are imposed and collected by the United States and returned to the Commonwealth. The excise tax on shipments of rum from Puerto Rico and other rum producing countries is $13.50 per gallon. Of this amount, the lesser of $13.25 per proof gallon and the actual excise tax imposed was returned to the Treasury through December 31, 2007.

B-17

Expenses

Insurance Matters

Government-owned property is insured through policies obtained by the Secretary of the Treasury and through self-insurance, except for property owned by the Electric Power Authority and PRASA, whose properties are insured through arrangements and policies obtained by the respective Authorities. Personal injury awards against the Commonwealth are limited by law to $150,000 per occurrence.

Retirement Systems

The central government is responsible for approximately 62% of total employer contributions to the Employees Retirement System, and the other 38% is the responsibility of public corporations and municipalities. The central government is also responsible for 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively. Retirement and related benefits provided by the systems and required contributions to the systems by employers and employees are determined by law rather than by actuarial requirements. For the Employees Retirement System, required employer contributions are 9.275% of applicable payroll. Required employee contributions for the Employees Retirement System vary according to salary and how the individual employee’s retirement benefits are coordinated with social security benefits. For the Judiciary Retirement System, required contributions are 20% of applicable payroll for the employer and 8% for the employees. For the Teachers Retirement System, required contributions are 8.5% of applicable payroll for the employer and 9.0% for the employees.

According to the most recent actuarial valuation of the Employees Retirement System and Judiciary Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2005, the total pension benefit obligations for the Employees Retirement System and Judiciary Retirement System were $12.284 billion and $179 million, respectively. The unfunded pension benefit obligations of the Employees Retirement System and Judiciary Retirement System for the same period were $9.956 billion and $104 million, respectively, representing funding ratios of 19% and 40%, respectively. Any amounts receivable from the Commonwealth with respect to benefits under special benefits laws (discussed below) are considered in the actuarial evaluation process to determine the unfunded pension benefit obligation of the Employees Retirement System to the extent receivables are recognized as such by the Employees Retirement System. The June 30, 2005 actuarial valuation was completed in accordance with the “Projected Unit Credit” method and assumed an investment return of 8.5% per year and a salary increase of 5% per year. Insofar as the statutorily mandated annual deposit to the Employees Retirement System and Judiciary Retirement System is insufficient to cover the actuarial pension benefit obligation, the unfunded pension benefit obligation of the System will continue to increase in the short term, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded obligation.

According to the most recent actuarial valuation of the Teachers Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2004 the accrued actuarial liability of the system was $4.7 billion and the value of its assets amounted to $2.4 billion, representing a funding ratio of 51%, and the resulting unfunded accrued liability was $2.3 billion. This funding ratio takes into account the recent turn-around in the equities market and the restructuring of the portfolio’s asset composition. The actuarial valuation assumed an investment return of 8%, yearly salary increases of 5%, employee and employer contributions of 9% and 8.5%, respectively, an inflation rate of 3.5%, and a remaining amortization period of 16 years for the unfunded accrued liability. The actuarial accrued liability does not include benefits paid under special benefits laws (described below) and will not include the obligation with respect to the prospective payments under special benefits laws because these are not obligations of the Teachers Retirement System, and the funding for such benefits will originate from the Commonwealth’s General Fund. Insofar as the statutorily mandated annual deposit to the Teachers Retirement System is insufficient to cover the actuarial pension liability, the unfunded pension benefit obligation will continue to increase, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded liability.

B-18

Various special benefits laws enacted in previous years provided for additional benefits for the Employees Retirement System, Teachers Retirement System, and Judiciary Retirement System. Specifically, in the case of the Employees Retirement System, Act No. 10 of May 21, 1992 provided for special benefit increases of 3% every three years. The first 3% increase was granted to retirees who had been receiving their annuities for three or more years as of that date. The second 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1995. This increase is being financed by additional contributions from the employers. The third 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1998. This third increase is being partially funded with additional contributions from some of the employers. In June 2001, the Legislative Assembly approved a fourth 3% increase, effective as of January 1, 2001, in post-retirement annuity payments granted on or prior to January 1, 1998. This increase is to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. In June 2003, the Legislative Assembly approved a fifth increase of 3% in post retirement benefits effective January 1, 2004. This increase is also to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. In June 2007, the Legislative Assembly approved a sixth increase of 3% in post retirement benefits effective January 1, 2007. This increase is also to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their employees. Subsequent increases will depend upon the express approval of the Board of Trustees of the Employees Retirement System and the Legislative Assembly, and must provide a funding source. In the case of the Judiciary Retirement System, Act No. 41 of June 13, 2001 provided a 3% special benefit increase in annuity payments, commencing on January 1, 2002 and every three years thereafter, to retirees who have been receiving their annuities for three or more years as of that date. This increase is to be funded by the General Fund.

The Teachers Retirement System is seeking reimbursement from the Commonwealth’s Office of Management and Budget (“OMB”) in the amount of $119 million for special benefits paid by the System to its beneficiaries through June 30, 2004 pursuant to special benefit laws enacted by the Legislative Assembly. The Teachers Retirement System’s interpretation of these special benefit laws, to the effect that the Commonwealth is required to reimburse the Teachers Retirement System for such special benefits paid, is being disputed by OMB. This dispute is currently under inter-agency arbitration proceedings. The Employees Retirement System is also seeking reimbursement from the Commonwealth (in connection with other special benefits laws applicable to its beneficiaries) in the amount of $73.8 million, representing cumulative benefits paid to beneficiaries through June 30, 2005. The Employees Retirement System projects an additional shortfall of $39.4 million for fiscal year 2006 in connection with special benefits laws payments. OMB believes that the basis of the claims from the Employees Retirement System is valid but that the amounts claimed remain to be verified and reconciled.

The Employees Retirement System’s disbursements of benefits during fiscal years 2003 through 2006 exceeded contributions and investment income for those years. The cash shortfall for fiscal year 2003 was covered with a portion of the proceeds from the sale to Verizon of the 15% stock ownership in the Puerto Rico Telephone Company (“PRTC”) and a loan received from the Department of the Treasury. The cash shortfall for fiscal year 2004 was covered with a loan received from the Department of the Treasury. Balances owed to the Department of the Treasury and other pending working capital needs through fiscal year 2005 were refinanced through a repurchase agreement with a financial institution in an amount of $138 million collateralized with the assets of the Employees Retirement System. The cash shortfall for fiscal year 2006 was approximately $70 million. This shortfall was covered with a line of credit provided by a private financial institution and collateralized with the assets of the Employees Retirement System. There was no cash shortfall for fiscal year 2007 on account of the receipt of the proceeds from the sale of the PRTC stock. Also with these proceeds the Employees Retirement System paid off the balances of the 2005 repurchase agreement and the 2006 line of credit used to cover the respective year’s cash shortfalls.

The Employees Retirement System anticipates that its future cash flow needs for disbursement of benefits to participants are likely to exceed the sum of the employer and employee contributions received and its investment

B-19

and other recurring income. The Employees Retirement System is also evaluating other measures to improve its cash flows and funding ratio. Some of these measures include, but are not limited to, the establishment of a maximum salary to calculate pension benefits, aggressive collection efforts with respect to employer contributions owed by the Commonwealth, the municipalities and public corporations, and the transfer to the Employees Retirement System of any amounts remaining in the Children’s Trust after payment of all the outstanding bonds.

In addition, the Employees Retirement System is currently undertaking a financing that would significantly increase the System’s funding ratio and reduce its unfunded pension benefit obligation. The financing involves the issuance by the Employees Retirement System of debt secured by a pledge of future employer contributions over the next 50 years. All net cash generated by this financing would be deposited into the Employees Retirement System trust to be invested along with its other assets. The Employees Retirement System estimates that the financing will be undertaken during fiscal year 2008 and subsequent years.

Property Taxes

Personal property, which accounts for approximately 48% of total collections of taxable property, is self-assessed. Real property taxes are assessed based on 1958 property values. No real property reassessment has been made since 1958, and construction taking place after that year has been assessed on the basis of what the value of the property would have been in 1958. Accordingly, the overall assessed valuation of real property for taxation purposes is substantially lower than the actual market value. Also, an exemption on the first $15,000 of assessed valuation in owner-occupied residences is available.

Property taxes are assessed, determined and collected for the benefit of the municipalities by the Municipal Revenues Collection Center (“CRIM”), a government instrumentality of the Commonwealth. However, a special 1.03% tax on the assessed value of all property (other than exempted property) imposed by the Commonwealth for purposes of paying the Commonwealth’s general obligation debt is deposited in the Commonwealth’s Redemption Fund.

BUDGET OF THE COMMONWEALTH

Budgetary Process

The fiscal year of the Commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislative Assembly an annual balanced budget of revenues, capital improvements, and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by the Commonwealth’s Office of Management and Budget, in coordination with the Planning Board, the Treasury, and other government offices and agencies. Section 7 of Article VI of the Constitution provides that “The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law.”

The annual budget, which is developed utilizing elements of program budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under (i) laws existing at the time the budget is submitted, and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor’s recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

The Legislative Assembly may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislative Assembly, the budget is referred to the Governor, who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislative

B-20

Assembly with the Governor’s objections. The Legislative Assembly, by a two-thirds majority in each house, may override the Governor’s veto. If a budget is not adopted prior to the succeeding fiscal year, as was the case for fiscal year 2006, the annual budget for the preceding fiscal year as originally approved by the Legislative Assembly and the Governor is automatically renewed for the ensuing fiscal year until a new budget is approved by the Legislative Assembly and the Governor. This permits the Commonwealth to continue making payments of its operating and other expenses until a new budget is approved.

Fiscal Reform

On May 25, 2006, the Governor signed Act No. 103 providing for a fiscal reform of the Commonwealth government (the “Fiscal Reform Legislation”). The Fiscal Reform Legislation applies to every instrumentality and entity of the Executive Branch funded, in whole or in part, from the General Fund and sets forth, as the public policy of the Commonwealth, the reduction of government spending, the elimination or consolidation of redundant agencies, the reduction of government payroll without causing the layoff of regular employees or increasing the actuarial liability of the retirement systems, the limitation of unnecessary, extravagant or excessive spending, and the limitation of public relations and other similar expenses. Despite his approval of the Fiscal Reform Legislation, the Governor has stated that certain of its provisions may be unconstitutional because they infringe on Executive Branch prerogatives. As such, the Governor has informed the Legislative Assembly that certain provisions of the Fiscal Reform Legislation will be implemented at the Executive Branch’s discretion and through the use of the Executive Branch’s prerogatives. There is no assurance that the Fiscal Reform Legislation will result in the intended reduction of expenditures or that it will be implemented as enacted or that it will not be judicially challenged.

Appropriations

For fiscal year 2006, approximately 53% of the General Fund was committed for payment of the central government payroll. In addition, approximately 25% of the General Fund was committed to the payment of fixed charges such as municipal subsidies, grants to the University of Puerto Rico, funding for the judicial branch, deposits to the Budgetary and Emergency Funds, among others, and debt service on the direct debt of the Commonwealth. For fiscal year 2007, it was proposed that approximately 56% and 6% of the General Fund be committed for payment of the central government payroll and debt service on the direct debt of the Commonwealth, respectively. Commencing with fiscal year 2004, the Commonwealth appropriates annually to the judicial branch an amount initially equal to 3.3% of the average annual revenue from internal sources for each of the two preceding fiscal years. This percentage will increase until it reaches 4% in fiscal year 2008, and may be further increased upon review, with scheduled reviews every five years.

Budget for Fiscal Year 2007

The consolidated budget for fiscal year 2007 totaled $26.5 billion. Of this amount, $14.3 billion was assigned to the central government. This included General Fund total resources and appropriations of $9.488 billion, which represents a decrease of $108 million over actual expenditures for fiscal year 2006.

Projected expenses and capital improvements of all budgetary funds totaled $14.3 billion, a decrease of approximately $1.3 billion from fiscal year 2006. The major changes in General Fund expenditures by program in fiscal year 2007 were mainly due to increases in welfare (up $57.7 million), Transportation and Communication (up $11.6 million), economic development (up $24.8 million), public safety and protection (up $36.1 million), debt service on Commonwealth’s general obligation and guaranteed debt (up $400.7 million), and decreases in housing (down $70.4 million), health (down $216.9 million), education (down $126 million), and other debt service, consisting principally of Commonwealth appropriation debt (down $488.4 million). The budget for fiscal year 2007 excluded approximately $522 million of debt service payments. Of this amount, GDB advanced and, on July 15, 2006, deposited with the trustee $303 million corresponding to debt service of the Public Finance Corporation. Additional debt service requirements for fiscal year 2007 were expected to be

B-21

covered with amounts that were to be deposited in the Dedicated Sales Tax Fund. Amounts not covered by the Dedicated Sales Tax Fund, if any, would have to be covered by additional legislative appropriations from the Commonwealth’s General Fund.

The Commonwealth authorized the issuance of $500 million of general obligation bonds for fiscal year 2007.

Budget for Fiscal Year 2008

The consolidated budget for fiscal year 2008 totals $26.7 billion. Of this amount, $14.1 billion is assigned to the central government. This includes General Fund total resources and appropriations of $9.227 billion, which represents a decrease of $261 million over approved expenditures for fiscal year 2007.

Projected expenses and capital improvements of all budgetary funds total $14.1 billion, a decrease of approximately $0.2 billion from fiscal year 2007. The major changes in General Fund expenditures by program in fiscal year 2008 are mainly due to increases in special pension contribution (up $24.1 million), public safety and protection (up $22.7 million), transportation and communication (up $1.5 million), and other debt service (up $5.9 million), and decreases in welfare (down $122.3 million), debt service on Commonwealth’s general obligation and guaranteed debt (down $61.5 million), education (down $42.5 million), health (down $33.4 million), contributions to municipalities (down $26.3 million), economic development (down $24.9 million), and general government (down $3.8 million).

As of July 2007, the Governor had proposed the issuance of $425 million of general obligation bonds for fiscal year 2008, but such bonds had not yet been authorized.

LITIGATION

The Commonwealth is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Under Act No. 104 of June 25, 1955, as amended (“Act No. 104”), persons are authorized to sue the Commonwealth only for causes of actions specified in said Act. The Commonwealth may be liable under Act No. 104 for damages up to a maximum amount of $75,000 or $150,000 if the suit involves actions for damages to more than one person or where a single injured party is entitled to several causes of action. Under certain circumstances, as provided in Act No. 9 of November 26, 1975, as amended (“Act No. 9”), the Commonwealth may provide its officers and employees, including directors of public corporations and government instrumentalities and mayors of the municipalities of the Commonwealth, with legal representation, as well as assume the payment of any judgment that may be entered against them. There is no limitation on the amount of the judgment that may be paid under Act No. 9.

With respect to pending and threatened litigation, as of June 30, 2006, the Commonwealth has included in its financial statements reported liabilities of approximately $306 million for awarded and anticipated unfavorable judgments. While amounts claimed exceed $9 billion, such amount represents the amount estimated at the time as a probable liability or a liability with a fixed or expected due date, which would require future available financial resources for its payment. The Commonwealth believes that the ultimate liability in excess of amounts provided in the financial statements, if any, would not be significant.

The Commonwealth is a defendant in two lawsuits filed, one in Commonwealth court and one in the United States District Court for the District of Puerto Rico, by an association of primary care health centers seeking to recover from the Commonwealth $800 million of Medicaid funds retained by the Department of Health since 1997. In June 2004, the Superior Court of the Commonwealth in San Juan determined that the Commonwealth must return those funds. The Supreme Court of Puerto Rico, however, upheld a partial ruling allowing the Commonwealth to deduct from the payments due to the centers certain of the payments received by the centers from the federal government. As of July 2007, audits were being carried out on the plaintiff centers. As of

B-22

June 30, 2006, the Commonwealth had accrued $55 million for this legal contingency. With respect to the federal case, a preliminary injunction was issued by the court against the Commonwealth requiring it to disburse approximately $20 million in six payments beginning in October 2005.

The Commonwealth is also a defendant in a class action presented by parents of special education students alleging deficient services to these students in the areas of education and health care before Commonwealth Courts. One court recently decided in favor of the parents’ request to include damage claims in the same class action case. This court may now award damages to the class action members, and in doing so may consider the claims in groups or each case individually. This will require that the parents prove the damages suffered. The Commonwealth has indicated that it plans to defend vigorously each case. As of June 30, 2006, the Commonwealth had accrued $440 million for this legal contingency.

This decision is appealable and thus, not final at this time. The Commonwealth does not anticipate any final determination or damages award, in any case, to be granted in this fiscal year.

The Commonwealth and various component units are defendants in other lawsuits alleging violations of civil rights, breach of contract, and other damage claims. As of July 2007, preliminary hearings and discovery proceedings were in progress. The amounts claimed exceed $7.8 billion; however, as of July 2007, the ultimate liability could not be determined. The Commonwealth has indicated that, in its opinion, the claims are excessive. As of July 2007, no provision for any liability that may result upon adjudication of these lawsuits had been recognized by the Commonwealth. The Commonwealth has indicated that it believes that the ultimate liability, if any, would not be significant.

* * * * *

RATING AGENCIES’ ACTIONS

As of February 25, 2008, Moody’s and Standard & Poor’s rated the Commonwealth’s general obligation, respectively, Baa3 and BBB-. Any explanation regarding the reasons for and the significance of such ratings must be obtained from the respective ratings agency furnishing the same. The ratings reflect only the respective opinions of such rating agencies. There is no assurance that the ratings will continue for any given period of time or will not be revised downward or withdrawn entirely by either or both of such rating agencies. Any such downward revision or withdrawal of a rating could have an adverse effect on the market prices of the Commonwealth’s municipal obligation bonds.

B-23

APPENDIX C

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s U.S. Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

C-1

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s U.S. Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels— “MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

C-2

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

C-3

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C—Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

C-4

D—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1—Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

C-5

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

C-6

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3—Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B—Issues rated “B” are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

C-7

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, “B” ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “R1” (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of “R2” (superior) or “R3” (good) or “R4” (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of “R4” (average) or “R5” (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of “R6” (poor).

C-8

RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated “D” upon a default. Defaulted and distressed obligations typically are rated along the continuum of “C” to “B” ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the “B” or “CCC-C” categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

C-9

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-term rating category, to categories below “CCC,” or to Short-term ratings other than “F1.” (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-related U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, then other debt instruments rated comparably by Fitch.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

“PIF”: The tranche has reached maturity and has been “paid-in-full,” regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

“NR”: Indicates that Fitch Ratings does not publicly rate the associated issuer or issue.

“Withdrawn”: Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

C-10

APPENDIX D

Western Asset Management Company (“Western Asset” or the “Firm”) Proxy Voting Policies and Procedures

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

D-1

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

D-2

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

D-3

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

D-4

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

D-5

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

D-6

PART C

OTHER INFORMATION

Item 23.	Exhibits

(a) (1) The Registrant’s Declaration of Trust dated as of October 2, 2006 is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 16, 2007 (“Post-Effective Amendment No. 84”).

(2) Designation of Series of Shares of Beneficial Interests in the Trust effective as of February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 84.

(3) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant, effective as of May 14, 2008, and Amended and Restated Designation of Classes, effective as of May 14, 2008, is incorporated by reference to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement on Form N1-A as filed with the SEC on September 12, 2008 (“Post-Effective Amendment No. 116”).

(4) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant, effective as of November 2008, and Amended and Restated Designation of Classes, effective as of November 2008, is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 19, 2008 (“Post-Effective Amendment No. 118”).

(5) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant, effective as of January 1, 2009, and Amended and Restated Designation of Classes, effective as of January 1, 2009, is incorporated herein by reference to Post-Effective Amendment No. 124.

(6) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Registrant, effective as of March 13, 2009, and Amended and Restated Designation of Classes, effective as of March 14, 2009, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 as filed with the SEC on March 23, 2009.

(b) The Registrant’s By-Laws dated October 4, 2006 are incorporated herein by reference to Post-Effective Amendment No. 84.

(c) Not Applicable.

(d) (1) Management Agreement between the Registrant, on behalf of Legg Mason Partners Adjustable Rate Income Fund, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 27, 2007 (“Post-Effective Amendment No. 85”).

(2) Management Agreement between the Registrant, on behalf of Legg Mason Partners California Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(3) Management Agreement between the Registrant, on behalf of Legg Mason Partners Core Bond Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(4) Management Agreement between the Registrant, on behalf of Legg Mason Partners Core Plus Bond Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(5) Management Agreement between the Registrant, on behalf of Legg Mason Partners Strategic Income Fund (formerly Legg Mason Partners Diversified Strategic Income Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(6) Management Agreement between the Registrant, on behalf of Legg Mason Partners Global High Yield Bond Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(7) Management Agreement between the Registrant, on behalf of Legg Mason Partners Government Securities Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(8) Management Agreement between the Registrant, on behalf of Legg Mason Partners High Income Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(9) Management Agreement between the Registrant, on behalf of Legg Mason Partners Global Inflation Management Fund (formerly known as Legg Mason Partners Inflation Management Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(10) Management Agreement between the Registrant, on behalf of Legg Mason Partners Intermediate Maturity California Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(11) Management Agreement between the Registrant, on behalf of Legg Mason Partners Intermediate Maturity New York Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(12) Management Agreement between the Registrant, on behalf of Legg Mason Partners Intermediate-Term Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(13) Management Agreement between the Registrant, on behalf of Legg Mason Partners Corporate Bond Fund (formerly Legg Mason Partners Investment Grade Bond Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(14) Management Agreement between the Registrant, on behalf of Legg Mason Partners Managed Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(15) Management Agreement between the Registrant, on behalf of Legg Mason Partners Massachusetts Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(16) Management Agreement between the Registrant, on behalf of Legg Mason Partners Municipal High Income Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(17) Management Agreement between the Registrant, on behalf of Legg Mason Partners New Jersey Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(18) Management Agreement between the Registrant, on behalf of Legg Mason Partners New York Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(19) Management Agreement between the Registrant, on behalf of Legg Mason Partners Oregon Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(20) Management Agreement between the Registrant, on behalf of Legg Mason Partners Pennsylvania Municipals Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(21) Management Agreement between the Registrant, on behalf of Legg Mason Partners Short Duration Municipal Income Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(22) Management Agreement between the Registrant, on behalf of Legg Mason Partners Short/Intermediate U.S. Government Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(23) Management Agreement between the Registrant, on behalf of Legg Mason Partners Short-Term Bond Fund (formerly Legg Mason Partner Short-Term Investment Grade Bond Fund), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(24) Management Agreement between the Registrant, on behalf of Western Asset Emerging Markets Debt Portfolio, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(25) Management Agreement between the Registrant, on behalf of Western Asset Global High Yield Bond Portfolio, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(26) Management Agreement between the Registrant, on behalf of Legg Mason Partners Global Income Fund, and LMPFA dated September 21, 2007 is incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 11, 2008 (“Post-Effective Amendment No. 108”).

(27) Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”), with respect to Legg Mason Partners Adjustable Rate Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(28) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners California Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(29) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Core Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(30) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Core Plus Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(31) Subadvisory Agreement between WAM and Western Asset Management Company Limited (“WAML”), with respect to Legg Mason Partners Core Plus Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(32) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Strategic Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(33) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Partners Strategic Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(34) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Global High Yield Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(35) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Partners Global High Yield Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(36) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Government Securities Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(37) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners High Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(38) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Partners High Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(39) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Global Inflation Management Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(40) Subadvisory Agreement between WAM and WAML, with respect to Legg Mason Partners Global Inflation Management Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(41) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Intermediate Maturity California Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(42) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Intermediate Maturity New York Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(43) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Intermediate-Term Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(44) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Corporate Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(45) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Managed Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(46) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Massachusetts Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(47) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Municipal High Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(48) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners New Jersey Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(49) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners New York Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(50) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Oregon Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(51) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Pennsylvania Municipals Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(52) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Short Duration Municipal Income Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(53) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Short/Intermediate U.S. Government Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(54) Subadvisory Agreement between LMPFA and WAM, with respect to Legg Mason Partners Short-Term Investment Grade Bond Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(55) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Emerging Markets Debt Portfolio, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(56) Subadvisory Agreement between WAM and WAML, with respect to Western Asset Emerging Markets Debt Portfolio, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(57) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Global High Yield Bond Portfolio, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(58) Subadvisory Agreement between WAM and WAML, with respect to Western Asset Global High Yield Bond Portfolio, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(59) Subadvisory Agreement between LMPFA and WAM with respect to the Registrant, on behalf of Legg Mason Partners Global Income Fund, dated September 21, 2007 is incorporated herein by reference to Post-Effective Amendment No. 108.

(60) Subadvisory Agreement between WAM and WAML with respect to the Registrant, on behalf of Legg Mason Partners Global Income Fund, dated September 21, 2007 is incorporated herein by reference to Post-Effective Amendment No. 108.

(61) Subadvisory Agreement between WAM and Western Asset Management Company Ltd., a corporation organized under the laws of Japan (“Western Japan”), with respect to Legg Mason Partners Global Income Fund, dated September 2, 2008 is incorporated herein by reference to Post-Effective Amendment No. 116.

(62) Subadvisory Agreement between WAM and Western Asset Management Company Pte. Ltd. (“Western Singapore”), with respect to Legg Mason Partners Global Income Fund, dated September 2, 2008 is incorporated herein by reference to Post-Effective Amendment No. 116.

(63) Subadvisory Agreement between WAM and Western Japan, with respect to Legg Mason Partners Global Inflation Management Fund, dated September 2, 2008 is incorporated herein by reference to Post-Effective Amendment No. 116.

(64) Subadvisory Agreement between WAM and Western Singapore, with respect to Legg Mason Partners Global Inflation Management Fund, dated September 2, 2008 is incorporated herein by reference to Post-Effective Amendment No. 116.

(65) Subadvisory Agreement between WAM and Western Japan, with respect to Legg Mason Partners Strategic Income Fund, dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(66) Subadvisory Agreement between WAM and Western Singapore, with respect to Legg Mason Partners Strategic Income Fund, dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(67) Subadvisory Agreement between WAM and Western Singapore, with respect to Legg Mason Partners Global High Yield Bond Fund, dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(68) Subadvisory Agreement between WAM and Western Singapore, with respect to Western Asset Global High Yield Bond Portfolio, dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(69) Subadvisory Agreement between WAM and Western Singapore, with respect to Western Asset Emerging Markets Debt Portfolio, dated November 3, 2008, is incorporated herein by reference to Post-Effective Amendment No. 118.

(e) Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC, on behalf of Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners California Municipals Fund, Legg Mason Partners Core Bond Fund, Legg Mason Partners Core Plus Bond Fund, Legg Mason Partners Strategic Income Fund, Legg Mason Partners Global High Yield Bond Fund, Legg Mason Partners Global Income Fund, Legg Mason Partners Government Securities Fund, Legg Mason Partners High Income Fund, Legg Mason Partners Global Inflation Management Fund, Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund, Legg Mason Partners Intermediate-Term Municipals Fund, Legg Mason Partners Corporate Bond Fund, Legg Mason Partners Managed Municipals Fund, Legg Mason Partners Massachusetts Municipals Fund, Legg Mason Partners Municipal High Income Fund, Legg Mason Partners New Jersey Municipals Fund, Legg Mason Partners New York Municipals Fund, Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners Pennsylvania Municipals Fund, Legg Mason Partners Short Duration Municipal Income Fund, Legg Mason Partners Short/Intermediate U.S. Government Fund, Legg Mason Partners Short-Term Bond Fund, Western Asset Emerging Market Debt Portfolio and Western Asset Global High Yield Bond Portfolio, dated December 1, 2008, is incorporated herein by reference to Post-Effective Amendment No. 124.

(f) (1) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 78”).

(2) Legg Mason Investment Series (formerly, Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 78.

(3) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan dated as of July 10, 2006 is incorporated herein by reference to Post-Effective Amendment No. 78.

(4) Amended and Restated Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 78.

(5) Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 78.

(g) (1) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”) dated January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(2) Letter Agreement amending the Custodian Services Agreement with State Street dated April 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(h) (1) Transfer Agency and Services Agreement with PNC Global Investment Servicing (U.S.), Inc. (formerly PFPC Inc.) (“PNC Global Investment Servicing”) dated January 1, 2006 is incorporated herein by reference to Post-Effective Amendment No. 75.

(2) Letter Agreement amending the Transfer Agency and Services Agreement with PNC Global Investment Servicing dated April 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(3) Form of License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 30, 2006.

(4) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners California Municipals Fund dated March 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(5) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Core Plus Bond Fund dated November 30, 2006 is incorporated herein by reference to Post-Effective Amendment No. 40 to Legg Mason Partners Core Plus Bond Fund, Inc.’s Registration Statement on Form N1-A as filed with the SEC on November 30, 2006.

(6) Amended and Restated Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Core Plus Bond Fund dated November 30, 2007 is incorporated herein by reference to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 28, 2007 (“Post-Effective Amendment No. 92”).

(7) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Diversified Strategic Income Fund dated March 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(8) Amended and Restated Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Government Securities Fund dated February 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(9) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners High Income Fund dated March 16, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(10) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Global Inflation Management Fund dated November 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 14, 2008 (“Post-Effective Amendment No. 99”).

(11) Amended and Restated Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Managed Municipals Fund dated March 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(12) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners New York Municipals Fund dated March 2, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(13) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Pennsylvania Municipals Fund dated March 16, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(14) Fee Waiver and Expense Reimbursement Agreement for Legg Mason Partners Core Plus Bond Fund dated November 11, 2008 is incorporated by reference to Post-Effective Amendment No. 119 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on November 25, 2008 (“Post-Effective Amendment No. 119”).

(i) (1) Opinion and Consent of Venable LLP as to the legality of the securities being registered is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 as filed with the SEC on June 1, 2007.

(2) Opinion and Consent of Venable LLP regarding the legality of Class R shares of Legg Mason Partners Inflation Management Fund and Class FI shares of Legg Mason Partners Short Duration Municipal Income Fund, is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 14, 2008 (“Post-Effective Amendment No. 97”).

(3) Opinion and Consent of Venable LLP regarding the legality of Class FI shares of each of Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund and Legg Mason Partners Massachusetts Municipals Fund, is incorporated herein by reference to Post-Effective Amendment No. 99.

(4) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Partners Global Income Fund, Legg Mason Partners Government Securities Fund and Legg Mason Partners Investment Grade Bond Fund; and Class R Shares of Legg Mason Partners Global High Yield Bond Fund, Legg Mason Partners Global Income Fund, Legg Mason Partners Government Securities Fund, Legg Mason Partners Investment Grade Bond Fund, Legg Mason Partners Short/Intermediate U.S. Government Fund and Legg Mason Partners Short-Term Investment Grade Bond Fund, is incorporated herein by reference to Post-Effective Amendment No. 103 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 24, 2008.

(5) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Partners Managed Municipals Fund, Legg Mason Partners California Municipals Fund, Western Asset Emerging Markets Debt Portfolio and Western Asset Global High Yield Bond Portfolio is incorporated herein by reference to Post-Effective Amendment No. 108.

(6) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Partners Intermediate-Term Municipals Fund, Legg Mason Partners New Jersey Municipals Fund, Legg Mason Partners New York Municipals Fund and Legg Mason Partners Pennsylvania Municipals Fund is incorporated herein by reference to Post-Effective Amendment No. 111.

(7) Opinion and Consent of Venable LLP as to the legality of Class FI shares of Legg Mason Partners Oregon Municipals Fund is incorporated herein by reference to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on August 6, 2008 (“Post-Effective Amendment No. 114”).

(8) Opinion and Consent of Venable LLP as to the legality of Class FI and Class R shares of Legg Mason Partners Adjustable Rate Income Fund is incorporated herein by reference to Post-Effective Amendment No. 116.

(9) Opinion and Consent of Venable LLP as to the legality of Class FI and Class R shares of Legg Mason Partners Strategic Income Fund, Class FI share of Legg Mason Partners Municipal High Income Fund and Class R shares of Legg Mason Partners High Income Fund is incorporated by reference to Post-Effective Amendment No. 119.

(10) Opinion and Consent of Bingham McCutchen LLP regarding the reorganization of High Yield Bond Fund into Legg Mason Partners High Income Fund is incorporated by reference to Post-Effective Amendment No. 119.

(11) Opinion and Consent of Venable LLP as to the legality of Class A, Class C and Class IS shares of Western Asset Emerging Markets Debt Portfolio is incorporated by reference to Post-Effective Amendment No. 123.

(12) Opinion and Consent of Venable LLP as to the legality of Class P shares of Legg Mason Partners Corporate Bond Fund is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 as filed with the SEC on March 23, 2009.

(j) (1) Consents of Independent Registered Public Accounting Firm are filed herewith.

(2) Power of Attorney dated February 12, 2009 is incorporated herein by reference to Post-Effective Amendment No. 126 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on February 26, 2009.

(k) Not Applicable.

(l) Not Applicable.

(m) Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of the Registrant, on behalf of Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners California Municipals Fund, Legg Mason Partners Core Bond Fund, Legg Mason Partners Core Plus Bond Fund, Legg Mason Partners Strategic Income Fund, Legg Mason Partners Global High Yield Bond Fund, Legg Mason Partners Global Income Fund, Legg Mason Partners Government Securities Fund, Legg Mason Partners High Income Fund, Legg Mason Partners Global Inflation Management Fund, Legg Mason Partners Intermediate Maturity California Municipals Fund, Legg Mason Partners Intermediate Maturity New York Municipals Fund, Legg Mason Partners Intermediate-Term Municipals Fund, Legg Mason Partners Corporate Bond Fund, Legg Mason Partners Managed Municipals Fund, Legg Mason Partners Massachusetts Municipals Fund, Legg Mason Partners Municipal High Income Fund, Legg Mason Partners New Jersey Municipals Fund, Legg Mason Partners New York Municipals Fund, Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners Pennsylvania Municipals Fund, Legg Mason Partners Short Duration Municipal Income Fund, Legg Mason Partners Short/Intermediate U.S. Government Fund, Legg Mason Partners Short-Term Bond Fund, Western Asset Emerging Market Debt Portfolio and Western Asset Global High Yield Bond Portfolio, dated February 6, 2007, as amended March 2009, is incorporated herein by reference to the Registrant’s Registration Statement on Form N-14 as filed with the SEC on March 23, 2009.

(n) Rule 18f-3(d) Multiple Class Plan of the Registrant dated February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 85.

(o) Not Applicable

(p) (1) Code of Ethics of Citigroup Asset Management—North America (adopted by LMPFA) as amended September 13, 2005, is incorporated herein by reference to Post-Effective Amendment No. 75.

(2) Code of Ethics of LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 75.

(3) Code of Ethics of WAM and certain supervised affiliates as of July 2007 is incorporated herein by reference to Post-Effective Amendment No. 116.

p (4) Code of Ethics of Western Japan is incorporated herein by reference to Post-Effective Amendment No. 116.

Item 24.	Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 25.	Indemnification

Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Article IX of the Registrant’s Declaration of Trust, which is incorporated herein by reference.

Reference is hereby made to paragraph 10 of the Distribution Agreement between the Registrant and LMIS.

The Directors and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Item 26.	Business and Other Connections of Investment Adviser

Investment Adviser—Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 26 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Advisers Act (SEC File No. 801-66785).

Western Asset Management Company—Subadviser—Western Asset Management Company (“WAM”) is an investment adviser registered with the SEC under the Advisers Act. The following is a list of the officers and directors of WAM.

Directors

James W. Hirschmann III

Peter L. Bain

Jeffrey A. Nattans

Officers
Bruce D. Alberts	Chief Financial Officer
Brett B. Canon	Director of Risk Management and Operations
D. Daniel Fleet	President
Daniel E. Giddings	Assistant Secretary
James W. Hirschmann III	Chief Executive Officer
Gavin L. James	Director of Global Client Service and Marketing
Dennis J. McNamara	Director of Portfolio Operations
Charles A. Ruys de Perez	Secretary, General Counsel and Head of Legal and Compliance

Western Asset Management Company Limited — Subadviser—Western Asset Management Company Limited (“WAML”) was incorporated under the laws of England as a corporation. WAML is a wholly-owned subsidiary of Legg Mason. WAML is registered as an investment adviser under the Advisers Act. The following is a list of the officers and directors of WAML.

Directors
James W. Hirschmann III

Peter L. Bain

D. Daniel Fleet

Jeffrey A. Nattans

Michael B. Zelouf

Officers
D. Daniel Fleet	President
James W. Hirschmann III	Managing Director
Suzanne Taylor-King	Finance Officer
Michael B. Zelouf	Head of London Operations

Western Asset Management Company Pte Ltd — Subadviser—Western Asset Management Company Pte Ltd. (“Western Singapore”) was incorporated under the laws of Singapore as a corporation. Western Singapore is a wholly-owned subsidiary of Legg Mason. The following is a list of the officers and directors of Western Singapore.

Directors

Peter L. Bain

D. Daniel Fleet

Takashi Komatsu

Jeffrey A. Nattans

Naoya Orime

Officers
D. Daniel Fleet	President
Yasuaki Sudo	Finance Officer
Naoya Orime	Head of Tokyo Operations

Western Asset Management Company Ltd — Subadviser—Western Asset Management Company Ltd (“Western Japan”) was incorporated under the laws of Japan as a corporation. Western Japan is a wholly-owned subsidiary of Legg Mason. Western Japan is authorized and regulated in Japan by the Japanese Securities and Exchange Surveillance Commission. The following is a list of the officers and directors of Western Japan.

Directors

Peter L. Bain

D. Daniel Fleet

Takashi Komatsu

Jeffrey A. Nattans

Naoya Orime

Officers
D. Daniel Fleet	President
Yasuaki Sudo	Finance Officer
Naoya Orime	Head of Tokyo Operations

Following is a list of other substantial business activities in which directors, officers or partners of WAM, WAML, Western Singapore and Western Japan have been engaged as director, officer, employee, partner or trustee.

Officer/Director	Other Offices Held
Peter L. Bain	Director, LMCM
Director, Batterymarch
Manager, Brandywine
Director, Brandywine Singapore
Manager, Clear Adv
Director, Clear Asset
Manager, GCIM
Senior Executive Vice President, Legg Mason, Inc.
Director, Barrett
Director, Bartlett
Director, LMFA
Director, LM Canada Hldg
Director, LM Funding
Manager, GAA
Manager, LMIC
Manager, LMPFA
Director, LMREI
Director, LMRESA
President and Director, LMRC
President and Director, LMRG
President and Director, LMRP
President and Director, LM Tower
President and Director, LMRCII
President and Director, LMRC Properties
Director, PCM I
Director, PCM II
Director, Permal
Manager, Royce
Director, WAM
Director, WAML
Director, Western Japan
Director, WAM Australia
Director, WAMCO Hldgs Ltd.
Director, Western Singapore

D. Daniel Fleet	Director, WAML
Director, Western Japan
Director, WAM Australia
Director, WAMCO Hldgs Ltd.
Director, Western Singapore

Jeffrey A. Nattans	Director, WAM
Vice President, Legg Mason, Inc.
Manager and Vice President, LMIH
Director, WAML
Director, Western Japan
Director, WAM Australia
Director, WAMCO Hldgs Ltd.
Director, Western Singapore

Officer/Director	Other Offices Held
James W. Hirschmann III	Director, WAM
Director, WAML

Following is a list of addresses for Item 26 with respect to WAM, WAML, Western Japan and Western Singapore:

Barrett Associates, Inc. (“Barrett”)

565 Fifth Avenue

New York, NY 10017

Bartlett & Co. (“Bartlett”)

36 East Fourth Street

Cincinnati, OH 45202

Batterymarch Financial Management, Inc. (“Batterymarch”)

John Hancock Tower

200 Clarendon Street, 49th Floor

Boston, MA 02116

Brandywine Global Investment Management, LLC (“Brandywine”)

2929 Arch Street, 8th Floor

Philadelphia, PA 19104

Brandywine Global Investment Management (Asia) Pte Ltd. (“Brandywine Singapore”)

36 Robinson House, #18

City House

Singapore

Clearbridge Advisors, LLC (“Clear Adv”)

620 Eighth Avenue

New York, NY 10018

Clearbridge Asset Management, Inc. (“Clear Asset”)

620 Eighth Avenue

New York, NY 10018

Global Currents Investment Management, LLC (“GCIM”)

100 Light Street

Baltimore, MD 21202

Legg Mason Capital Management, Inc. (“LMCM”)

100 Light Street

Baltimore, MD 21202

Legg Mason Canada Holdings Ltd. (“LM Canada Hldg”)

44 Chipman Hill, 10th Floor

St. John, New Brunswick E2L 4S6

Canada

Legg Mason Fund Adviser, Inc. (“LMFA”)

100 Light Street

Baltimore, MD 21202

Legg Mason Funding Corp. (“LM Funding”)

100 Light Street

Baltimore, MD 21202

Legg Mason Global Asset Allocation, LLC (“GAA”)

300 First Stamford Place, 4th Floor

Stamford, CT 06902

Legg Mason, Inc.

100 Light Street

Baltimore, MD 21202

Legg Mason International Holdings, LLC (“LMIH”)

100 Light Street

Baltimore, MD 21202

Legg Mason Investment Counsel, LLC (“LMIC”)

100 Light Street

Baltimore, MD 21202

Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

399 Park Ave.

New York, NY 10022

Legg Mason Real Estate Investors, Inc. (“LMREI”)

100 Light Street

Baltimore, MD 21202

Legg Mason Real Estate Securities Advisors, Inc. (“LMRESA”)

100 Light Street

Baltimore, MD 21202

Legg Mason Realty Capital, Inc. (“LMRC”)

100 Light Street

Baltimore, MD 21202

Legg Mason Realty Group, Inc. (“LMRG”)

100 Light Street

Baltimore, MD 21202

Legg Mason Realty Partners, Inc. (“LMRP”)

100 Light Street

Baltimore, MD 21202

Legg Mason Tower, Inc. (“LM Tower”)

100 Light Street

Baltimore, MD 21202

LMRC II, Inc. (“LMRC II”)

100 Light Street

Baltimore, MD 21202

LMRC Properties, Inc. (“LMRC Properties”)

100 Light Street

Baltimore, MD 21202

PCM Holdings I, Inc. (“PCM I”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

PCM Holdings II, LLC (“PCM II”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

Permal Asset Management, Inc. (“Permal”)

900 Third Ave. 28th Floor

New York, NY 10022

Royce & Associates, LLC (“Royce”)

1414 Avenue of the Americas

New York, NY 10019

Western Asset Management Company (“WAM”)

385 East Colorado Boulevard

Pasadena, CA 91101

Western Asset Management Company Limited (“WAML”)

10 Exchange Square

Primrose Street

London EC2A2EN England

Western Asset Management Company Ltd (“Western Japan”)

36F Shin-Marunouchi Building

5-1 Marunouchi 1-Chome Chiyoda-Ku

Tokyo 100-6536 Japan

Western Asset Management Company Pty Ltd (“WAM Australia”)

Level 48

120 Collins Street

GPO Box 507

Melbourne Victoria 3000 Australia

Western Asset Management (UK) Holdings Limited (“WAMCO Hldgs Ltd”)

10 Exchange Square

Primrose Street

London EC2A2EN England

Western Asset Management Company Pte, Ltd (“Western Singapore”)

1 George Street, #23-01

Singapore 049145

Item 27.	Principal Underwriters

Legg Mason Investor Services, LLC (“LMIS”), the distributor of the Registrant, is a distributor of funds that are series of the following registrants: Legg Mason Partners Income Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Equity Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust and Legg Mason Partners Institutional Trust.

LMIS is the placement agent for funds that are series of Master Portfolio Trust.

The information required by this Item 27 with respect to each director and officer of LMIS is listed below:

Mark R. Fetting – Managing Director

D. Stuart Bowers – Vice President

W. Talbot Daley – Vice President

Thomas J. Hirschmann – Vice President

Joseph M. Furey – General Counsel and Chief Compliance Officer

Ronald Holinsky – Counsel

Robert E. Patterson – Counsel

Theresa M. Silberzahn – Chief Financial Officer

Elisabeth F. Craig – AML Compliance Officer and Director of Continuing Education

All Addresses are 100 Light Street, Baltimore, Maryland 21202.

(c) Not applicable.

Item 28.	Location of Accounts and Records

With respect to the Registrant:

(1) Legg Mason Partners Income Funds

55 Water Street

New York, New York 10041

With respect to the Registrant’s Investment Manager:

(2) c/o Legg Mason Partners Fund Advisor, LLC

620 Eighth Avenue

New York, New York 10018

With respect to the Registrant’s Subadvisers:

(3) c/o Western Asset Management Company, Western Asset Management Company Limited, Western Singapore and Western Japan

620 Eighth Avenue

New York, New York 10018

With respect to the Registrant’s Custodian:

(4) State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

With respect to the Registrant’s Transfer Agent:

(5) PNC Global Investment Servicing (U.S.), Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

With respect to the Registrant’s Distributor:

(6) Legg Mason Investor Services, LLC

100 Light Street

Baltimore, Maryland 21202

Item 29.	Management Services

Not applicable.

Item 30.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS INCOME TRUST, certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 27th day of March, 2009.

LEGG MASON PARTNERS INCOME TRUST, on behalf of its series:

Legg Mason Partners Intermediate Maturity California Municipals Fund

Legg Mason Partners Intermediate Maturity New York Municipals Fund

Legg Mason Partners Massachusetts Municipals Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken President and Principal Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on March 27, 2009.

SIGNATURE	TITLE

/s/ R. Jay Gerken	President, Principal Executive Officer and Trustee
R. Jay Gerken

/s/ Frances M. Guggino	Treasurer and Chief Financial Officer
Frances M. Guggino

/s/ Elliott J. Berv*	Trustee
Elliott J. Berv

/s/ A. Benton Cocanougher*	Trustee
A. Benton Cocanougher

/s/ Jane F. Dasher*	Trustee
Jane F. Dasher

/s/ Mark T. Finn*	Trustee
Mark T. Finn

/s/ Rainer Greeven*	Trustee
Rainer Greeven

/s/ Stephen R. Gross*	Trustee
Stephen R. Gross

/s/ Richard E. Hanson, Jr.*	Trustee
Richard E. Hanson, Jr.

/s/ Diana R. Harrington*	Trustee
Diana R. Harrington

	/s/ Susan M. Heilbron*	Trustee
Susan M. Heilbron

	/s/ Susan B. Kerley*	Trustee
Susan B. Kerley

	/s/ Alan G. Merten*	Trustee
Alan G. Merten

	/s/ R. Richardson Pettit*	Trustee
R. Richardson Pettit

*By:	/s/ R. Jay Gerken
R. Jay Gerken

*	Attorney-in-Fact, pursuant to Power of Attorney.

Exhibit Index

(j)(1) Consent of Independent Registered Public Accounting Firm.